UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-06557

RidgeWorth Funds

(Exact name of registrant as specified in charter)

Citi Fund Services Ohio, Inc., 3435 Stelzer Road Columbus, Ohio	43219

(Address of principal executive offices)	(Zip code)

Citi Fund Services Ohio, Inc., 3435 Stelzer Road Columbus, Ohio	43219

(Name and address of agent for service)

Registrant’s telephone number, including area code:	614-470-8000

Date of fiscal year end:	03/31

Date of reporting period:	03/31/2008

     Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
     A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.
Item 1. Reports to Stockholders.

2008 Annual Report

Institutional Money
Market Funds
March 31, 2008
As of March 31, 2008, the STI Classic Funds became RidgeWorth Funds and
Trusco Capital Management, Inc. became RidgeWorth Capital Management, Inc.

RIDGEWORTH FUNDS March 31, 2008

Letter to Shareholders	1

Management Discussion of Fund Performance

Institutional Cash Management Money Market Fund	3
Institutional Municipal Cash Reserve Money Market Fund	4
Institutional U.S. Government Securities Money Market Fund	5
Institutional U.S. Treasury Securities Money Market Fund	6

Schedules of Portfolio Investments	8

Statements of Assets and Liabilities	19

Statements of Operations	20

Statements of Changes in Net Assets	21

Financial Highlights	22

Notes to Financial Statements	24

Report of Independent Registered Public Accounting Firm	32

Trustees and Officers of the RidgeWorth Funds	33

Additional Information	35

LETTER TO SHAREHOLDERS
March 31, 2008
Dear Valued RidgeWorth Funds Shareholder,
The first quarter 2008 was challenging for the economy and difficult for the markets, which prompted an aggressive monetary and fiscal policy response. Growth slowed, economic and financial headwinds intensified, and investors became considerably more risk averse. The domestic S&P 500 index lost nearly 9.5% and the international MSCI EAFE stock index fell almost 9%. Bond returns, as measured by the Lehman Aggregate Bond Index, gained a bit over 2% during the period, but sector performance varied greatly.
Economic momentum deteriorated during the quarter with much of the pressure falling on the consumer. Incomes were pressured by a drop in jobs and a rise in the unemployment rate, while spending was hampered by higher food and energy prices as well as a further deterioration in the housing market and tighter credit conditions. The bright spot for the U.S. economy was strong growth in exports, which now represent over 12.5% of aggregate activity. Headline inflation moved higher as a result of increased commodity costs and the value of the dollar continued its slide.
The weakening economy prompted an aggressive and innovative monetary and fiscal policy response, not unlike the cavalry riding to the rescue in the old western movies. The Federal Reserve supplemented its traditional rate cutting actions with the creation of expanded lending facilities designed to provide much-needed liquidity to the troubled mortgage markets. Moreover, domestic monetary policy moves to increased liquidity were coordinated with foreign central banks. On the fiscal policy front, the President proposed and the Congress passed a $168 billion short term stimulus package.
The economic slowdown hit all sectors of the stock market in the first quarter but especially Technology, Financials, Telecom and Health Care. Commodity-linked and less cyclical stocks such as Consumer Staples and Materials experienced more moderate declines. Large-Cap and International stocks enjoyed relative outperformance, while Emerging Market equities and the Growth style lagged. Stock selection was particularly difficult in the first quarter with roughly two-thirds of Large-Cap money managers underperforming against their respective benchmark.
The sharp drop in short-term interest rates by the Fed helped continue the rally in bond aggregates, but credit quality and liquidity concerns prompted a flight to high quality Treasury bonds and away from Corporate and High Yield bonds. Investment-Grade Corporate bonds underperformed Treasuries by over 4.5% in the first quarter while High Yield bonds lagged Treasuries by nearly 7.5%. Municipal bonds were also caught up in the wave of illiquidity related to auction rate preferred market and declined 0.6%.
Looking ahead, economic growth could remain sluggish over the near term. However, the average length of recessions in the post-war era is ten months, and the consensus is that this current soft patch will be relatively shallow. Perhaps more importantly for investors, the equity markets have already discounted much if not all of the current weakness during the past two quarters, and the foundation for the next equity upturn is being laid. Market valuations are reasonable on an absolute basis and inexpensive relative to bonds. In the fixed-income markets, credit spreads widened dramatically from excessively narrow levels and are near historic highs.

1

The Federal Reserve cut short-term interest rates sharply, developed new and innovative ways to add liquidity to the system, and committed to taking additional steps as needed to restoring market vitality. The yield curve is significantly steeper. Congress passed a near-term stimulus package due to take effect in the second quarter and is working on legislation to provide direct support to the housing market. In addition, while much of the media attention is focused on Financials, overall corporate share buybacks are at an all time high, cash on corporate balance sheets relative to GDP1 is at the second highest level since the early 1950’s, and many corporations don’t depend on these newly troubled types of financing. These conditions and developments argue for improving market performance as the year unfolds.
We stressed maintaining portfolio quality over the past several quarters while optimism was excessive and downside risks were elevated. The first quarter was challenging on a number of fronts, but our emphasis on quality helped dampen the impact of a difficult market. Now we believe that opportunities are emerging from that period of stress that will help build long term wealth. We have the depth and breadth of experience and resources in asset allocation and portfolio construction to help you achieve your goals.
We close this letter, as always, with thanks to you our valued client. We appreciate your support and look forward to continuing to serve you.
Sincerely,

David H. Eidson	Ashi Parikh
Chairman and CEO	President and CIO
RidgeWorth Capital Management, Inc.	RidgeWorth Capital Management, Inc.

[1]	The monetary value of all the goods and services produced by an economy over a specified period. It includes consumption, government purchases, investments, and exports minus imports.

2

INSTITUTIONAL CASH MANAGEMENT MONEY MARKET FUND
Portfolio Manager(s)
•	Michael G. Sebesta, CFA

•	E. Dean Speer, CFA, CPA

•	Kimberly C. Maichle, CFA

•	Sonny Surkin

•	J.P. Yarusinski, CFA
Investment Concerns
An investment in the Fund is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.
Management Discussion of Fund Performance
What factors influenced the Fund’s performance for the period ended March 31, 2008?
The Fund reacted to the disruptions in credit markets and a slowdown in economic growth by assuming a more conservative stance and emphasizing liquidity and non-financial exposure. Over the period, the Federal Reserve (the “Fed”) responded to the slowing economy by aggressively easing interest rates by 300 basis points (3.00%). That aggressive easing by the Fed ultimately had an impact on the Fund that resulted in driving yields lower.
How do you plan to position the Fund, based on market conditions?
Our outlook is that the Fed will remain responsive to changing market conditions to guard against further disruptions in credit markets and steeper economic decline. We expect the economy will react positively to the large amount of economic stimulus and move towards stabilization and begin to slightly expand in the latter part of the year. We believe the portfolio will be structured to benefit from stabilization in rates and an eventual steepening of the LIBOR1 curve by increasing the allocation to monthly and quarterly LIBOR based floaters.2

[1]	LIBOR is an interest rate at which banks can borrow funds, in marketable size, from other banks in the London interbank market. The LIBOR is fixed on a daily basis by the British Bankers’ Association. The LIBOR is derived from a filtered average of the world’s most creditworthy banks’ interbank deposit rates for larger loans with maturities between overnight and one full year.
Yields and Maturity Distribution

Institutional
Yields (as of March 31, 2008)	Shares
7 Day Average Yield	2.95%
7 Day Effective Yield	2.99%
30 Day Average Yield	3.15%
Investment performance reflects voluntary and contractual fee waivers in effect. Voluntary fee waivers may be discontinued at any time. However, for the period ended March 31, 2008, the yields were not materially affected.
The yield quotation more closely reflects the current earnings of the Fund than the total return.
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. To obtain performance information current to the most recent month end, visit our website at www.ridgeworthfunds.com.

3

INSTITUTIONAL MUNICIPAL CASH RESERVE MONEY MARKET FUND
Portfolio Manager(s)
•	Michael G. Sebesta, CFA

•	Greg Hallman

•	Chris Carter, CFA
Investment Concerns
An investment in the Fund is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.
Management Discussion of Fund Performance
What factors influenced the Fund’s performance for the period ended March 31, 2008?
The Fund managers reacted to the disruptions in credit markets and a slowdown in economic growth by assuming a more conservative stance and emphasizing liquidity and high quality tax-exempt securities and liquidity providers. During this period, the Federal Reserve (the “Fed”) responded to the slowing economy by aggressively easing interest rates by 300 basis points (3.00%). That aggressive easing by the Fed ultimately had an impact on the Fund that resulted in driving yields lower.
How do you plan to position the Fund, based on market conditions?
Our outlook is that the Fed will remain responsive to changing market conditions to guard against further disruptions in credit markets and steeper economic decline. We expect the economy will react positively to the large amount of economic stimulus and move towards stabilization and begin to slightly expand in the latter part of the year. We believe the portfolio is structured to benefit from stabilization in rates and an eventual steepening of the short term yield curve by increasing the allocation to slightly longer dated municipal securities.
Yields and Maturity Distribution

Institutional
Yields (as of March 31, 2008)	Shares
7 Day Average Yield	1.91%
7 Day Effective Yield	1.92%
30 Day Average Yield	2.27%
Investment performance reflects voluntary and contractual fee waivers in effect. Voluntary fee waivers may be discontinued at any time. In absence of such fee waivers, yield would be reduced and the 7 Day Average Yield, 7 Day Effective Yield and the 30 Day Average Yield would have been 1.90%, 1.91% and 2.26%, respectively.
The yield quotation more closely reflects the current earnings of the Fund than the total return.
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. To obtain performance information current to the most recent month end, visit our website at www.ridgeworthfunds.com.

4

INSTITUTIONAL U.S. GOVERNMENT SECURITIES MONEY MARKET FUND
Portfolio Manager(s)

• Michael G. Sebesta, CFA

• E. Dean Speer, CFA, CPA

• Kimberly C. Maichle, CFA

• Sonny Surkin

• J.P Yarusinski.CFA
Investment Concerns
An investment in the Fund is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.
U.S. Government guarantees apply only to the underlying securities of the Fund’s portfolio and not the Fund’s shares.
Management Discussion of Fund Performance
What factors influenced the Fund’s performance for the period ended March 31, 2008?
Credit markets during the period were impacted dramatically during the period as write-downs on mortgage holdings rippled through the financial community. This combined with a general slowing in economic growth provoked the Federal Reserve the (“Fed”) to embark on a series of aggressive interest rate cuts that took the target rate from 5.25% to 2.25% at period end. During the period the Fund emphasized liquidity and worked to maximize liquidity by lengthening the weighted average maturity.
How do you plan to position the Fund, based on market conditions?
Our outlook is that the Fed will remain responsive to changing market conditions to guard against further disruptions in credit markets and steeper economic decline. We expect the economy will react positively to the large amount of economic stimulus and move towards stabilization and begin to slightly expand in the latter part of the year. We see opportunity in floating rate agencies priced off one month and quarterly LIBOR1 as well as callable securities due to increased volatility and will position the Fund accordingly.2

1   LIBOR is an interest rate at which banks can borrow funds, in marketable size, from other banks in the London interbank market. The LIBOR is fixed on a daily basis by the British Bankers’ Association. The LIBOR is derived from a filtered average of the world’s most creditworthy banks’ interbank deposit rates for larger loans with maturities between overnight and one full year.
Yields and Maturity Distribution

Institutional
Yields (as of March 31, 2008)	Shares
7 Day Average Yield	2.37%
7 Day Effective Yield	2.39%
30 Day Average Yield	2.73%
Investment performance reflects voluntary and contractual fee waivers in effect. Voluntary fee waivers may be discontinued at any time. In absence of such fee waivers, yield would be reduced and the 7 Day Average Yield and the 7 Day Effective Yield would have been 2.36% and 2.38%, respectively. The 30 Day Yield was not materially affected.
The yield quotation more closely reflects the current earnings of the Fund than the total return.
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. To obtain performance information current to the most recent month end, visit our website at www.ridgeworthfunds.com.

5

INSTITUTIONAL U.S. TREASURY SECURITIES MONEY MARKET FUND
Portfolio Manager(s)

• Michael G. Sebesta, CFA

• E. Dean Speer, CFA, CPA

• Kimberly C. Maichle, CFA

• Sonny Surkin

• J.P. Yarusinski, CFA
Investment Concerns
An investment in the Fund is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.
U.S. Government guarantees apply only to the underlying securities of the Fund’s portfolio and not the Fund’s shares.
Management Discussion of Fund Performance
What factors influenced the Fund’s performance for the period ended March 31, 2008?
Credit markets during the period were impacted dramatically during the period as write-downs on mortgage holdings rippled through the financial community. This combined with a general slowing in economic growth provoked the Federal Reserve to embark on a series of aggressive interest rate cuts that took the target rate from 5.25% to 2.25% at period end. During the period the Fund emphasized liquidity.
How do you plan to position the Fund, based on market conditions?
Our outlook is that the Federal Reserve will remain responsive to changing market conditions to guard against further disruptions in credit markets and steeper economic decline. We expect the economy will react positively to the large amount of economic stimulus and move towards stabilization and begin to slightly expand in the latter part of the year. We anticipate continued volatility in the Treasury bill and Repurchase markets and will position the Fund accordingly to help capture opportunities as they present themselves.1
Yields and Maturity Distribution

	Institutional	Corporate Trust
Yields (as of March 31, 2008)	Shares	Shares
7 Day Average Yield	1.05%	0.80%
7 Day Effective Yield	1.05%	0.80%
30 Day Average Yield	1.55%	1.32%
Investment performance reflects voluntary and contractual fee waivers in effect. Voluntary fee waivers may be discontinued at any time. In absence of such fee waivers, yield would be reduced and the 7 Day Average Yield, 7 Day Effective Yield, and the 30 Day Average Yield would have been 1.04%, 1.04% and 1.54% (Institutional Shares) and 0.79%, 0.79% and 1.31% (Corporate Trust Shares), respectively.
The yield quotation more closely reflects the current earnings of the Fund than the total return.
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. To obtain performance information current to the most recent month end, visit our website at www.ridgeworthfunds.com.

6

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7

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2008  (Amounts in thousands, except Shares)
Institutional Cash Management Money Market Fund

	Shares or
	Principal
	Amount($)	Value($)
Certificates of Deposit (8.5%)
Banks (6.0%)
Banco Santander, 2.910%, 06/10/08	20,000	20,013
Canadian Imperial Bank NY, 3.915%, 04/22/08	15,000	15,006
Canadian Imperial Bank NY, 2.410%, 06/09/08(a)	40,000	40,000
Citibank N.A., 3.020%, 05/20/08	30,000	30,000
Nordea Bank AB, 4.820%, 10/17/08	30,000	30,198
PNC Bank N.A., 2.634%, 01/27/09(a)	15,000	14,967
Svenska Handelsbanken AB, 3.790%, 04/18/08	25,000	25,000
Toronto-Dominion Bank, 2.900%, 08/20/08	20,000	20,001
Toronto-Dominion Bank, 2.640%, 09/15/08	20,000	20,001
Wachovia Bank N.A., 4.653%, 01/12/09(a)	30,000	30,000

		245,186

Diversified Financial Services (2.5%)
Branch Banking and Trust Co., 2.485%, 04/24/08	30,000	30,000
HBOS Treasury Services PLC, 5.330%, 05/30/08	20,000	20,070
HBOS Treasury Services PLC, 5.450%, 06/16/08	23,000	23,122
Regions Financial Corp., 4.250%, 04/09/08	30,000	30,000

		103,192

Total Certificates of Deposit		348,378

Commercial Paper (63.4%)
Banks (18.8%)
Abbey National PLC, 3.746%, 04/17/08(b)	35,000	34,942
ABN AMRO Bank N.V., 3.038%, 05/13/08(b)	30,000	29,894
Australia & New Zealand National Ltd., 5.341%, 04/14/08(b)(c)	30,000	29,944
Australia & New Zealand National Ltd., 5.433%, 06/12/08(b)(c)	35,000	34,640
Banco Santander Central Hispano SA, 3.085%, 06/30/08(b)	35,000	34,734
Bank of Ireland, 3.805%, 04/15/08(b)(c)	20,000	19,971
Bank of Ireland, 3.051%, 05/08/08(b)(c)	15,000	14,953
Bank of Ireland, 4.525%, 06/02/08(b)(c)	30,000	29,771
Bank of Nova Scotia, 3.860%, 04/16/08	35,000	35,000
Bank of Nova Scotia, 2.950%, 05/05/08	25,000	25,000
Bank of Nova Scotia, 2.880%, 02/25/09	20,000	20,000
Danske Bank, 2.942%, 04/03/08(b)(c)	30,000	29,995
Danske Bank, 2.703%, 05/12/08(b)(c)	25,000	24,923
Danske Bank, 2.638%, 06/27/08(b)(c)	20,000	19,873
DnB Nor Bank ASA, 4.296%, 04/09/08(b)(c)	30,000	29,972
DnB Nor Bank ASA, 2.660%, 05/15/08(b)(c)	30,000	29,903
DnB Nor Bank ASA, 2.939%, 07/15/08(b)(c)	20,000	19,831
HSBC USA, Inc., 4.348%, 04/09/08(b)	20,000	19,981
HSBC USA, Inc., 2.955%, 06/04/08(b)	20,000	19,896
Lloyds TSB Bank PLC, 2.506%, 06/24/08(b)	30,000	29,826
Lloyds TSB Bank PLC, 2.803%, 07/01/08(b)	25,000	24,825
Royal Bank of Canada, 2.911%, 06/04/08(b)	30,000	29,846
Royal Bank of Scotland, 4.633%, 04/28/08(b)	35,000	34,880
Royal Bank of Scotland, 2.992%, 05/27/08(b)	30,000	29,861
Skandinaviska Enskilda Banken AB, 3.857%, 04/15/08(b)(c)	30,000	29,955
Skandinaviska Enskilda Banken AB, 3.779%, 05/19/08(b)(c)	30,000	29,851
Skandinaviska Enskilda Banken AB, 2.727%, 06/17/08(b)(c)	29,000	28,832
Toronto-Dominion Bank, 3.640%, 06/17/08(b)(c)	30,000	29,770

		770,869

See Notes to Financial Statements.

8

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2008  (Amounts in thousands, except Shares)
Institutional Cash Management Money Market Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Consumer Discretionary (1.7%)
Procter & Gamble Co., 2.638%, 04/18/08(b)(c)	35,000	34,956
United Parcel Service, Inc., 5.096%, 07/30/08(b)(c)	35,000	34,434

		69,390

Diversified Financial Services (37.3%)
Alcon Capital Corp., 2.910%, 04/25/08(b)(c)	25,000	24,952
Alcon Capital Corp., 2.728%, 05/05/08(b)(c)	25,000	24,936
Alcon Capital Corp., 2.671%, 06/16/08(b)(c)	25,000	24,860
Allianz Finance Corp., 2.806%, 04/07/08(b)(c)	25,000	24,988
Allianz Finance Corp., 2.661%, 05/21/08(b)(c)	20,000	19,926
American Honda Finance Corp., 2.825%, 04/21/08(b)	25,000	24,961
ASB Financial Corp., 3.120%, 04/09/08(b)(c)	25,000	24,983
ASB Financial Corp., 3.060%, 07/09/08(b)(c)	20,000	19,834
BMW US Capital LLC, 2.864%, 04/03/08(b)(c)	25,000	24,996
BP Capital, 4.548%, 04/30/08(b)(c)	40,000	39,857
CBA Finance, 2.668%, 06/26/08(b)	20,000	19,873
Dexia Delaware LLC, 2.540%, 04/01/08(b)	30,000	30,000
Dexia Delaware LLC, 3.073%, 05/27/08(b)	20,598	20,500
Dexia Delaware LLC, 2.576%, 06/20/08(b)	20,000	19,886
Dresdner US Financial, 2.880%, 04/01/08(b)	30,000	30,000
Fortis Funding, 2.636%, 04/25/08(b)(c)	30,000	29,947
Fountain Square Commercial Funding Corp., 3.460%, 04/03/08(b)(c)	30,000	29,994
General Electric Capital Corp., 4.950%, 04/14/08(b)	30,000	29,948
Goldman Sachs Group, Inc., 2.324%, 04/16/08(b)	20,000	19,981
Goldman Sachs Group, Inc., 4.332%, 05/01/08(b)	35,000	34,876
Greenwich Capital Markets, Inc., 4.355%, 05/13/08(b)	35,000	34,825
IBM Credit Corp., 2.180%, 06/02/08(b)(c)	20,630	20,553
ING (US) Funding LLC, 3.006%, 04/04/08(b)	25,000	24,994
ING (US) Funding LLC, 3.004%, 04/11/08(b)	30,000	29,975
ING (US) Funding LLC, 2.607%, 04/30/08(b)	20,000	19,958
International Lease Finance Corp., 2.886%, 04/08/08(b)	20,000	19,989
International Lease Finance Corp., 2.518%, 05/09/08(b)	20,000	19,947
International Lease Finance Corp., 3.057%, 06/11/08(b)	20,000	19,881
Intesa Funding LLC, 2.536%, 06/18/08(b)	20,000	19,891
John Deere Capital Corp., 2.406%, 04/23/08(b)(c)	25,642	25,604
John Deere Capital Corp., 2.229%, 05/23/08(b)(c)	20,000	19,936
JPMorgan Chase & Co., 2.799%, 06/02/08(b)	20,000	19,904
Lehman Brothers Holdings, Inc., 3.058%, 04/03/08(b)(c)	30,000	29,995
Lehman Brothers Holdings, Inc., 3.082%, 06/05/08	30,000	29,835
Morgan Stanley, 3.053%, 09/02/08(b)	25,000	24,679
National Australian Funding, 2.461%, 05/28/08(b)(c)	20,000	19,922
National Australian Funding, 2.403%, 06/06/08(b)(c)	30,000	29,869
Nestle Capital Corp., 2.722%, 05/23/08(b)(c)	20,000	19,922
New York Life Insurance Capital Corp., 2.807%, 04/04/08(b)(c)	30,000	29,993
New York Life Insurance Capital Corp., 2.276%, 05/07/08(b)(c)	30,516	30,447
Nordea North America, Inc., 2.490%, 04/01/08(b)	30,000	30,000
Nordea North America, Inc., 2.465%, 06/12/08(b)	30,000	29,853
Novartis Finance, 2.250%, 04/01/08(b)(c)	30,000	30,000
Old Line Funding Corp., 3.229%, 04/03/08(b)(c)	25,000	24,996

See Notes to Financial Statements.

9

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2008  (Amounts in thousands, except Shares)
Institutional Cash Management Money Market Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Diversified Financial Services—continued

Rabobank USA Financial Corp, 2.490%, 04/01/08(b)	30,000	30,000
Rabobank USA Financial Corp, 2.395%, 04/17/08(b)	25,000	24,973
Rabobank USA Financial Corp, 2.688%, 06/02/08(b)	25,000	24,885
San Paolo-IMI US Financial Co., 4.510%, 04/02/08(b)	25,000	24,997
San Paolo-IMI US Financial Co., 3.867%, 04/15/08(b)	30,000	29,955
Siemens Capital Co. LLC, 2.818%, 05/05/08(b)(c)	20,000	19,947
Societe Generale N.A., 3.949%, 04/15/08(b)	20,135	20,104
Swiss Re Financial Products Corp., 2.969%, 04/28/08(b)(c)	20,000	19,956
Swiss Re Financial Products Corp., 2.995%, 08/27/08(b)(c)	5,000	4,939
UBS Finance Delaware LLC, 5.341%, 04/07/08(b)	50,000	49,954
UBS Finance Delaware LLC, 2.988%, 06/03/08(b)	30,000	29,844
Variable Funding Capital Corp., 3.025%, 04/01/08(b)(c)	20,000	20,000
Wal-Mart Funding Corp., 2.704%, 04/16/08(b)(c)	40,000	39,955
Westpac Securitization Trust, 3.094%, 05/05/08(b)(c)	25,000	24,928
Westpac Securitization Trust, 3.812%, 04/04/08(b)(c)	28,100	28,091
Westpac Securitization Trust, 3.813%, 04/07/08(b)(c)	10,000	9,994

		1,526,788

Health Care (2.4%)
AstraZeneca PLC, 2.565%, 03/13/09(b)(c)	20,000	19,520
AstraZeneca PLC, 2.221%, 08/26/08(b)(c)	19,880	19,701
Pfizer, Inc., 2.597%, 06/05/08(b)(c)	20,000	19,907
Pfizer, Inc., 2.738%, 08/06/08(b)(c)	40,000	39,619

		98,747

Industrials (0.6%)
Illinois Tool Works, Inc., 2.686%, 04/04/08(b)	25,000	24,994

Information Technology (0.9%)
IBM International Group, 2.624%, 04/01/08(b)(c)	23,075	23,075
IBM International Group, 2.679%, 04/16/08(b)(c)	13,000	12,986

		36,061

Utilities (1.7%)
Southern Co., 2.706%, 04/10/08(b)(c)	13,900	13,891
Southern Co., 2.254%, 04/18/08(b)(c)	35,600	35,562
Southern Co., 2.255%, 05/07/08(b)(c)	20,000	19,955

		69,408

Total Commercial Paper		2,596,257

Corporate Bonds (13.7%)
Banks (6.3%)
Bank of Nova Scotia, 2.600%, 09/26/08	29,000	29,002
Fortis Bank NY, 2.700%, 06/26/08	30,000	30,001
Lloyds TSB Group PLC, 2.968%, 09/06/08(a)(c)	35,000	34,991
PNC Bank N.A., 2.664%, 12/29/08(a)	35,000	34,925
U.S. Bank N.A., 2.880%, 05/23/08	20,000	20,000
U.S. Bank N.A., 2.740%, 08/19/08	40,000	40,000
Wachovia Corp., 6.250%, 08/04/08	10,145	10,243
Wells Fargo Bank N.A., 2.730%, 04/10/08	30,000	30,000
Wells Fargo Bank N.A., 2.530%, 04/29/08	30,000	30,000

		259,162

Diversified Financial Services (7.4%)
American Express Credit Corp., Ser B, 2.890%, 06/13/08, MTN(a)	35,000	34,988
American Honda Finance Corp., 2.818%, 04/02/09, MTN(a)(c)	20,000	20,000
Caterpillar Financial Services Corp., Ser F, 3.068%, 09/10/08, MTN(a)	40,000	39,961
Credit Suisse (USA), Inc., 3.875%, 01/15/09	10,000	10,042
General Electric Capital Corp., Ser A, 3.125%, 04/01/09, MTN	20,000	20,079

See Notes to Financial Statements.

10

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2008  (Amounts in thousands, except Shares)
Institutional Cash Management Money Market Fund — concluded

	Shares or
	Principal
	Amount($)	Value($)
Diversified Financial Services—continued

Goldman Sachs Group, Inc., Ser A, 6.500%, 02/25/09, MTN	13,890	14,310
John Deere Capital Corp., Ser D, 2.901%, 12/12/08, MTN(a)	30,000	29,998
JPMorgan Chase & Co., Ser C, 4.789%, 04/01/08, MTN(a)	65,400	65,400
Procter & Gamble International Funding SCA, 3.140%, 02/19/09(a)	25,000	25,000
Toyota Motor Credit Corp., 2.460%, 02/12/09, MTN(a)	40,000	40,000

		299,778

Total Corporate Bonds		558,940

Promissory Note (2.1%)
SunTrust Banks, Inc. Promissory Note, 3.058%, 06/30/08(a)(d)	85,000	85,000

Total Promissory Note		85,000

Mortgage Backed Security (0.2%)
Diversified Financial Services (0.2%)
World Omni Auto Receivables Trust, Ser 2008-A A1, 2.922%, 03/16/09	10,001	10,001

Total Mortgage Backed Security		10,001

U.S. Government Agencies (1.7%)
Fannie Mae (0.6%)
5.006%, 07/25/08(b)	25,000	24,619

Federal Home Loan Bank (0.3%)
5.056%, 04/29/08	5,000	4,981
4.452%, 09/29/08	3,000	2,936
4.125%, 11/14/08	2,000	1,950

		9,867

Freddie Mac (0.8%)
2.814%, 07/21/08(b)	35,000	34,700

Total U.S. Government Agencies		69,186

Master Notes (2.6%)
Banks (2.6%)
Bank of America Corp., 3.100%(a)(e)	105,001	105,001

Total Master Notes		105,001

Municipal Bond (0.0%)
Virginia (0.0%)
Newport News Economic Development Authority, Ship Building Project, Ser A, RB, 3.170%, 07/01/31, LOC:
Wachovia Bank N.A.(a)	41	41

Total Municipal Bond		41

Time Deposits (8.3%)
Banks (8.3%)
Barclays Bank, 2.720%(a)	128,288	128,287
BNP Paribas, 2.500%(a)	16,360	16,360
Calyon, 3.000%(a)	195,036	195,036

Total Time Deposits		339,683

Short-Term Investments (0.0%)
Brown Brothers Harriman & Co., Cayman Islands Cash Sweep(a)	2,974	2,974

Total Short-Term Investments		2,974

Total Investments (Cost $4,115,461)(f) — 100.5%		4,115,461
Liabilities in excess of other assets — (0.5)%		(20,001)

Net Assets — 100.0%		$4,095,460

(a)	Variable or Floating Rate Security. Rate disclosed is as of March 31, 2008.

(b)	Rate represents the effective yield at purchase.

(c)	Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Fund’s adviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees. These securities represent 35.8% of net assets as of March 31, 2008.

(d)	Affiliate investment. The Fund’s adviser has deemed this security to be illiquid based upon procedures approved by the Board of Trustees.

(e)	Perpetual maturity.

(f)	Aggregate cost for federal income tax and financial reporting purposes is the same.

LOC	— Letter of Credit

MTN	— Medium Term Note

See Notes to Financial Statements.

11

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2008  (Amounts in thousands, except Shares)
Institutional Municipal Cash Reserve Money Market Fund

	Shares or
	Principal
	Amount($)	Value($)
Municipal Bonds (70.7%)
California (0.8%)
California Pollution Control Financing Authority Exempt Facilities, ExxonMobil Project, RB, AMT, 1.170%, 12/01/29, LOC: Exxon Mobil Corp.(a)	1,000	1,000

Colorado (5.7%)
Colorado Housing & Finance Authority, Multifamily Project, RB, AMT, 2.350%, 04/01/45, FHLB(a)	4,000	4,000
Denver City & County Airport, Ser C, RB, AMT, 2.400%, 11/15/25, LOC:
Lloyds TSB Bank PLC(a)	3,450	3,450

		7,450

Florida (2.7%)
Alachua County Housing Finance Authority Multifamily, University Cove Apartments Project, RB, AMT, 2.350%, 06/15/34, FNMA(a)	3,510	3,510

Georgia (9.1%)
Dekalb, Newton & Gwinnett Counties Joint Development Authority, GGC Real Estate Package I LLC, RB, 2.150%, 06/01/32, LOC:
Wachovia Bank N.A.(a)	1,120	1,120
Dekalb, Newton & Gwinnett Counties Joint Development Authority, GPC Real Estate Student I, RB, 2.150%, 06/01/35, LOC:
Wachovia Bank N.A.(a)	1,910	1,910
Fulton County Housing Authority, Concorde Place Apartments Project, Ser A, RB, AMT, 6.375%, 01/01/27, Prerefunded 07/01/08 @ 100	4,000	4,018
Gwinnett County Water & Sewerage Authority, RB, 5.000%, 08/01/12, Prerefunded 08/01/08 @ 102, County Guaranteed	2,000	2,062
Valdosta City School System, GO, 5.000%, 02/01/09, State Aid Withholding	1,790	1,836
Valdosta-Lowndes County Industrial Development Authority, Martins Famous Pastry, Ser A, RB, AMT, 2.200%, 06/01/29, LOC:
Wachovia Bank N.A.(a)	1,000	1,000

		11,946

Illinois (2.6%)
Chicago O’Hare International Airport, Ser 597, RB, AMT, 2.390%, 01/01/12, FSA(a)	2,000	2,000
Savannah Industrial Development, Metform Corp., Project, Ser B, RB, AMT, 3.550%, 06/01/09, LOC:
JPMorgan Chase Bank(a)	1,400	1,400

		3,400

Kentucky (2.0%)
Louisville Regional Airport Authority Special Facilities, Ser A, RB, AMT, 1.360%, 11/01/36(a)	2,600	2,600

Montana (2.3%)
Great Falls Multifamily, Autumn Run Apartments Project, RB, AMT, 2.150%, 01/01/38, LOC:
U.S. Bank N.A.(a)	3,000	3,000

Nebraska (1.5%)
Nebraska Investment Finance Authority, Single Family Housing, Ser G, RB, AMT, 2.350%, 09/01/36, GNMA/FNMA/FHLMC(a)	1,980	1,980

Nevada (5.7%)
Las Vegas Valley Water, 2.300%, 04/02/08, LOC: BNP Paribas	2,000	2,000
Las Vegas Valley Water, 1.000%, 04/03/08	2,000	2,000
Nevada State Department of Commerce Industrial Development, Ser A, RB, AMT, 2.200%, 01/01/09, LOC: JPMorgan Chase Bank(a)	3,500	3,500

		7,500

See Notes to Financial Statements.

12

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2008  (Amounts in thousands, except Shares)
Institutional Municipal Cash Reserve Money Market Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
New York (1.9%)
New York City Housing Development Corp., Multifamily Rent Housing, Atlantic Court Apartments, Ser A, RB, AMT, 2.170%, 12/01/35, FHLMC(a)	2,500	2,500

North Carolina (3.0%)
North Carolina Medical Care Commission Retirement Facilities, Aldersgate Project, RB, 2.250%, 01/01/31, LOC:
Branch Banking & Trust(a)	4,000	4,000

Ohio (2.3%)
Ohio State University, 2.030%, 06/09/08	3,000	3,000

Oregon (2.3%)
Oregon State Housing & Community Services Department Housing Development, Redwood Park Apartments, Ser F, RB, AMT, 2.150%, 10/15/38, FNMA(a)	3,000	3,000

Pennsylvania (3.0%)
Delaware County Industrial Development Authority, Airport Facilities, United Parcel Service Project, RB, 1.070%, 12/01/15(a)	2,000	2,000
Jacksonville Port Authority, 1.850%, 07/10/08, LOC: JPMorgan Chase Bank	2,000	2,000

		4,000

South Carolina (2.8%)
Florence County, Solid Waste Disposal & Wastewater Treatment Facilities, Roche Carolina, Inc. Project, RB, AMT, 1.400%, 04/01/28, LOC:
Deutsche Bank A.G.(a)	1,700	1,700
South Carolina Jobs Economic Development Authority, Economic Development, Giant Cement Holding, Inc., RB, AMT, 2.150%, 12/01/22, LOC:
Citibank N.A.(a)	2,000	2,000

		3,700

Tennessee (0.8%)
Memphis-Shelby County, Airport Authority, Ser A, RB, AMT, 5.000%, 03/01/09, FSA	1,000	1,019

Texas (10.0%)
Alvin Independent School District, Merlots Project, Ser D52, GO, 2.300%, 02/15/26, PSF-GTD(a)(b)	2,000	2,000
Harris County, 1.850%, 07/10/08, LOC: Dexia Bank	1,000	1,000
San Antonio Housing Finance Corp., Multifamily Housing, RB, AMT, 2.320%, 07/20/47, GNMA(a)(b)	3,000	3,000
Texas Municipal Gas Acquisition & Supply Corp. II, Gas Supply, RB, 2.310%, 09/15/27, LOC:
Dexia Credit Local(a)(b)	2,000	2,000
Texas Municipal Gas Acquisition & Supply Corp. II, Gas Supply, Ser 2007-042-1993B, RB, 2.290%, 09/15/18, LOC: BNP Paribas(a)(b)	3,000	3,000
Texas State Veterans Housing Assistance Fund II, Ser A, GO, AMT, 2.200%, 06/01/35, LOC: State Street Bank & Trust Co.(a)	2,100	2,100

		13,100

Virginia (6.5%)
Rockingham County Industrial Development Authority, Sunnyside Presbyterian Project, RB, 2.280%, 12/01/33, LOC: Branch Banking & Trust Co.(a)	1,970	1,970
Virginia Commonwealth University Health System Authority, Ser A, RB, 1.180%, 07/01/37, LOC:
Branch Banking & Trust Co.(a)	3,000	3,000
Virginia Housing Development Authority, Commomwealth Mortgage, RB, AMT, 3.250%, 10/01/08	1,600	1,608

See Notes to Financial Statements.

13

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2008  (Amounts in thousands, except Shares)
Institutional Municipal Cash Reserve Money Market Fund — concluded

	Shares or
	Principal
	Amount($)	Value($)
Virginia—continued

Virginia Housing Development Authority, Commonwealth Mortgage, Ser A, Subser A-4, RB, AMT, 3.500%, 07/01/08, GO	2,000	2,006

		8,584

Washington (5.7%)
Washington State Housing Finance Commission Multifamily, Auburn Meadows Project, Ser A, RB, AMT, 1.220%, 07/01/36, LOC:
Wells Fargo Bank N.A.(a)	2,325	2,325
Washington State Housing Finance Commission Multifamily, Canyon Lakes II Project, RB, AMT, 2.150%, 10/01/19, LOC:
Wells Fargo Bank N.A.(a)	2,130	2,130
Washington State Housing Finance Commission Multifamily, Merrill Gardens Tacoma, Ser A, RB, AMT, 2.150%, 09/15/40, LOC:
Bank of America N.A.(a)	3,000	3,000

		7,455

Total Municipal Bonds		92,744

Money Market Funds (4.5%)
Dreyfus Municipal Money Market Fund, Inc.	1,672,347	1,672
Fidelity Tax Free Fund	4,164,933	4,165

Total Money Market Funds		5,837

Total Investments (Cost $98,581)(c) — 75.2%		98,581
Other assets in excess of liabilities — 24.8%		32,582

Net Assets — 100.0%		$131,163

(a)	Variable or Floating Rate Security. Rate disclosed is as of March 31, 2008.

(b)	Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Fund’s adviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees. These securities represent 7.6% of net assets as of March 31, 2008.

(c)	Aggregate cost for federal income tax and financial reporting purposes is the same.

AMT	— Alternative Minimum Tax Paper

FHLMC	— Security guaranteed by Federal Home Loan Mortgage Corporation

FHLB	— Security guaranteed by Federal Home Loan Bank

FNMA	— Security guaranteed by Federal National Mortgage Association

FSA	— Security guaranteed by Financial Security Assurance

GNMA	— Security guaranteed by Government National Mortgage Association

GO	— General Obligation

LOC	— Letter of Credit

PSF-GTD	— Security insured by Permanent School Fund Guarantee Program

RB	— Revenue Bond

See Notes to Financial Statements.

14

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2008  (Amounts in thousands, except Shares)
Institutional U.S. Government Securities Money Market Fund

	Shares or
	Principal
	Amount($)	Value($)
U.S. Government Agencies (29.8%)
Fannie Mae (6.0%)
4.378%, 04/02/08	26,760	26,757
3.844%, 05/23/08(a)	25,000	24,863
2.633%, 06/13/08(a)	34,577	34,394
2.545%, 06/30/08(a)	35,000	34,779
3.250%, 08/15/08	5,000	4,977
5.125%, 09/02/08	9,280	9,332
3.495%, 12/26/08(a)	9,280	9,046

		144,148

Federal Farm Credit Bank (2.6%)
3.375%, 07/15/08	4,500	4,488
4.250%, 10/10/08	21,100	21,270
2.416%, 11/26/08(b)	17,500	17,500
2.500%, 04/01/09, Callable 10/01/08 @ 100	20,000	20,000

		63,258

Federal Home Loan Bank (15.7%)
4.400%, 04/23/08	14,300	14,300
4.380%, 04/28/08	55,000	55,027
2.725%, 05/07/08(a)	35,000	34,905
2.542%, 05/09/08(a)	34,000	33,909
2.739%, 05/14/08(a)	45,000	44,854
2.107%, 05/21/08(a)	50,000	49,855
2.925%, 06/18/08(a)	15,250	15,154
4.500%, 08/08/08	19,960	19,973
3.875%, 08/22/08	27,600	27,707
2.650%, 09/17/08(b)	8,550	8,548
4.375%, 10/03/08	5,380	5,372
4.625%, 10/10/08	19,800	19,807
4.375%, 10/29/08	11,100	11,102
2.902%, 11/04/08(b)	16,000	16,000
4.500%, 11/19/08, Callable 05/19/08 @ 100	16,700	16,700

		373,213

Freddie Mac (5.5%)
3.852%, 05/28/08(a)	30,000	29,820
1.907%, 06/02/08(a)	19,000	18,938
2.814%, 07/21/08(a)	15,250	15,120
2.680%, 02/13/09, Callable 08/13/08 @ 100	45,000	45,000
2.805%, 02/13/09, Callable 05/13/08 @ 100	22,500	22,500

		131,378

Total U.S. Government Agencies		711,997

Repurchase Agreements (65.1%)
ABN AMRO Bank N.V., 2.215%, dated 03/31/08 to be repurchased on 04/01/08, repurchase price $230,404 (collateralized by U.S. Government Agencies; 4.000%-7.000%, due 05/15/08-12/29/16; total market value $235,001)	230,390	230,390
Banc of America Securities, 2.315%, dated 03/31/08 to be repurchased on 04/01/08, repurchase price $310,998 (collateralized by FNMA; 5.000%, due 07/01/35; total market value $317,197)	310,978	310,978
BNP Paribas, 2.215%, dated 03/31/08 to be repurchased on 04/01/08, repurchase price $108,320 (collateralized by FHLMC; DN, due 01/08/09; total market value $110,480)	108,313	108,313
Deutsche Bank, 2.465%, dated 03/31/08 to be repurchased on 04/01/08, repurchase price $185,619 (Collateralized by U.S. Government Securities; 4.234%-7.000%, due 12/01/33-12/01/37; total market value $189,318)	185,606	185,606
HSBC Securities, Inc., 2.315%, dated 03/31/08 to be repurchased on 04/01/08, repurchase price $422,956 (collateralized by U.S. Government Agencies; 2.500%-5.125%, due 02/28/11-02/15/14; total market value $431,391)	422,928	422,928
Lehman Brothers, Inc., 2.415%, dated 03/31/08 to be repurchased on 04/01/08, repurchase price $59,703 (collateralized by U.S. Government Agencies; DN, due 02/01/14-01/01/36; total market value $60,894)	59,699	59,699

See Notes to Financial Statements.

15

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2008  (Amounts in thousands, except Shares)
Institutional U.S. Government Securities Money Market Fund — concluded

	Shares or
	Principal
	Amount($)	Value($)
Repurchase Agreements—continued

Morgan Stanley, 2.415%, dated 03/31/08 to be repurchased on 04/01/08, repurchase price $196,837 (collateralized by U.S. Government Agencies; 3.634%-7.218%, due 08/01/09-12/01/37; total market value $200,762)	196,824	196,824
UBS Warburg LLC, 2.465%, dated 03/31/08 to be repurchased on 04/01/08, repurchase price $39,226 (collateralized by U.S. Government Agencies; 4.000%-6.000%, due 09/15/18-11/15/36; total market value $40,011)	39,223	39,223

Total Repurchase Agreements		1,553,961

Money Market Funds (5.1%)
Federated Government Obligations Money Market Fund	72,441,768	72,442
Federated Government Obligations Tax-Managed Fund	50,000,000	50,000

Total Money Market Funds		122,442

Total Investments (Cost $2,388,400)(c) — 100.0%		2,388,400
Liabilities in excess of other assets — 0.0%		(702)

Net Assets — 100.0%		$2,387,698

(a)	Rate represents the effective yield at purchase.

(b)	Variable or Floating Rate Security. Rate disclosed is as of March 31, 2008.

(c)	Aggregate cost for federal income tax and financial reporting purposes is the same.

FHLMC	— Federal Home Loan Mortgage Corporation

FNMA	— Federal National Mortgage Association

See Notes to Financial Statements.

16

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2008  (Amounts in thousands, except Shares)
Institutional U.S. Treasury Securities Money Market Fund

	Shares or
	Principal
	Amount($)	Value($)
U.S. Treasury Obligations (27.8%)
U.S. Treasury Bills (27.8%)
0.800%, 04/10/08(a)	94,473	94,455
1.211%, 04/15/08(a)	125,000	124,941
1.614%-1.727%, 04/16/08(a)	280,000	279,805
1.461%, 04/17/08(a)	31,473	31,453
1.341%, 04/21/08(a)	146,648	146,539
1.281%-1.407, 04/24/08(a)	156,473	156,342
2.625%, 05/15/08	28,900	28,902
1.556%, 09/04/08(a)	14,225	14,130

Total U.S. Treasury Obligations		876,567

Repurchase Agreements (80.2%)
ABN AMRO Bank N.V., 1.350%, dated 03/31/08 to be repurchased on 04/01/08, repurchase price $188,912 (collateralized by U.S. Treasury Obligations; 5.375%-6.00%, due 02/15/26-02/15/31; total market value $192,684)	188,905	188,905
Bank of America Securities, 1.250%, dated 03/31/08 to be repurchased on 04/01/08, repurchase price $185,530 (collateralized by U.S. Treasury Obligation; 4.875%, due 08/31/08; total market value $189,234)	185,523	185,523
BNP Paribas, 1.000%, dated 03/31/08 to be repurchased on 04/01/08, repurchase price $465,632 (collateralized by U.S. Treasury Obligations; 2.500%-4.250%, due 01/15/10-03/31/13; total market value $474,932)	465,619	465,619
Deutsche Bank AG, 1.400%, dated 03/31/08 to be repurchased on 04/01/08, repurchase price $38,651 (collateralized by U.S. Treasury Obligations; DN-4.875%, due 04/30/08-02/15/30; total market value $39,424)	38,649	38,649
Dresdner Bank AG, 1.050%, dated 03/31/08 to be repurchased on 04/01/08, repurchase price $7,000 (collateralized by U.S. Treasury Obligations; 1.750%-2.000%, due 03/31/10-07/15/14; total market value $7,140)	7,000	7,000
Dresdner Bank AG, Term, 1.050%, dated 03/27/08 to be repurchased on 04/03/08, repurchase price $277,635 (collateralized by U.S. Treasury Obligations; 1.750%-2.000%, due 03/31/10-07/15/14; total market value $283,134)	277,578	277,578
Greenwich Capital Markets, Inc., 1.400%, dated 03/31/08 to be repurchased on 04/01/08, repurchase price $531,651 (collateralized by U.S. Treasury Obligation; 2.500%, due 03/31/13; total market value $542,268)	531,631	531,631
HSBC Securities, Inc., 1.500%, dated 03/31/08 to be repurchased on 04/01/08, repurchase price $562,564 (collateralized by U.S. Treasury Obligations; 1.750%-6.500%, due 04/30/08-02/15/38; total market value $573,796)	562,540	562,540
Lehman Brothers, Inc., 1.000%, dated 03/31/08 to be repurchased on 04/01/08, repurchase price $1,984 (collateralized by U.S. Treasury Obligation; 6.250%, due 08/15/23; total market value $2,025)	1,984	1,984

See Notes to Financial Statements.

17

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2008  (Amounts in thousands, except Shares)
Institutional U.S. Treasury Securities Money Market Fund — concluded

	Shares or
	Principal
	Amount($)	Value($)
Repurchase Agreements—continued

Morgan Stanley, 1.450%, dated 03/31/08 to be repurchased on 04/01/08, repurchase price $229,762 (collateralized by U.S. Treasury Obligations; 4.750%-7.250%, due 02/28/09-05/15/16; total market value $234,348)	229,752	229,752
UBS Warburg LLC, 1.350%, dated 03/31/08 to be repurchased on 04/01/08, repurchase price $35,593 (collateralized by U.S. Treasury Obligation; 7.875%, due 02/15/21; total market value $36,305)	35,592	35,592

Total Repurchase Agreements		2,524,773

Money Market Fund (1.0%)
Federated Treasury Obligations Fund	29,982,897	29,983

Total Money Market Fund		29,983

Total Investments
(Cost $3,431,323)(b) — 109.0%		3,431,323
Liabilities in excess of other assets — (9.0)%		(283,151)

Net Assets — 100.0%		$3,148,172

(a)	Rate represents the effective yield at purchase.

(b)	Aggregate cost for federal income tax and financial reporting purposes is the same.

See Notes to Financial Statements.

18

STATEMENTS OF ASSETS AND LIABILITIES
RIDGEWORTH FUNDS  March 31, 2008  (Amounts in thousands)

		Institutional	Institutional	Institutional
	Institutional	Municipal	U.S.	U.S.
	Cash	Cash	Government	Treasury
	Management	Reserve	Securities	Securities
	Money	Money	Money	Money
	Market	Market	Market	Market
	Fund	Fund	Fund	Fund

Assets:
Total Investments, at Cost	$4,115,461	$98,581	$2,388,400	$3,431,323

Investments, at Value	$4,030,461	$98,581	$834,439	$906,550
Investments in Affiliates, at Value and Cost	85,000	—	—	—
Repurchase Agreements, at Value and Cost	—	—	1,553,961	2,524,773

Total Investments	4,115,461	98,581	2,388,400	3,431,323

Cash	1	—	—	—
Interest and Dividends Receivable	8,358	427	3,586	455
Interest Receivable from Affiliated Investments	159	—	—	—
Receivable for Capital Shares Issued	3,727	—	1,563	828
Receivable for Investment Securities Sold	—	34,332	—	—
Prepaid Expenses and Other Assets	23	11	3	5

Total Assets	4,127,729	133,351	2,393,552	3,432,611

Liabilities:
Income Distributions Payable	11,424	254	5,485	3,850
Payable for Investment Securities Purchased	20,000	1,914	—	279,805
Investment Advisory Fees Payable	442	17	291	379
Administration, Fund Accounting and Transfer Agency Fees Payable	29	1	13	12
Compliance Services Fees Payable	18	—	3	7
Shareholder Services Fees Payable — Corporate Trust Shares	N/A	N/A	N/A	258
Custodian Fees Payable	58	1	2	7
Trustee Fees Payable	36	1	6	14
Other Fees Payable	262	—	54	107

Total Liabilities	32,269	2,188	5,854	284,439

Net Assets	$4,095,460	$131,163	$2,387,698	$3,148,172

Net Assets Consist of:
Capital	$4,095,990	$131,165	$2,387,683	$3,148,262
Accumulated Net Investment Income	57	1	15	126
Accumulated Net Realized Gain (Loss) from Investment Transactions	(587)	(3)	—	(216)

Net Assets	$4,095,460	$131,163	$2,387,698	$3,148,172

Net Assets:
Institutional Shares	$4,095,460	$131,163	$2,387,698	$1,818,974
Corporate Trust Shares	N/A	N/A	N/A	1,329,198
Shares Outstanding (unlimited number of shares authorized, no par value):
Institutional Shares	4,095,990	131,165	2,387,683	1,818,958
Corporate Trust Shares	N/A	N/A	N/A	1,329,304
Net Asset Value, Offering and Redemption Price Per Share:
Institutional Shares	$1.00	$1.00	$1.00	$1.00
Corporate Trust Shares	N/A	N/A	N/A	1.00

Amounts designated as “—” are $0 or have been rounded to $0.

See Notes to Financial Statements.

19

STATEMENTS OF OPERATIONS
RIDGEWORTH FUNDS For the Year Ended March 31, 2008  (Amounts in thousands)

		Institutional	Institutional	Institutional
	Institutional	Municipal	U.S.	U.S.
	Cash	Cash	Government	Treasury
	Management	Reserve	Securities	Securities
	Money	Money	Money	Money
	Market	Market	Market	Market
	Fund	Fund	Fund	Fund

Investment Income:
Interest Income	$183,556	$2,122	$57,864	$102,105
Dividend Income	—	213	723	284
Interest Recovery Payments by Affiliate	2,891	—	—	—
Interest Income from Affiliated Investments	1,110	—	—	—

Total Investment Income	187,557	2,335	58,587	102,389

Expenses:
Investment Advisory Fees	4,825	108	2,000	3,663
Administration, Fund Accounting and Transfer Agency Fees	1,001	21	340	635
Compliance Services Fees	69	1	17	38
Shareholder Services Fees — Corporate Trust Shares	N/A	N/A	N/A	3,362
Custodian Fees	196	3	11	29
Printing Fees	77	1	21	45
Registration Fees	55	10	20	26
Trustees’ Fees	96	1	23	52
Other Fees	314	12	80	156

Total Expenses	6,633	157	2,512	8,006
Less: Investment Advisory Fees Waived	—	(4)	(7)	—
Less: Administration Fees Waived	(190)	(11)	(8)	(46)
Less: Shareholder Service Fees Waived — Corporate Trust Shares	N/A	N/A	N/A	(16)

Net Expenses	6,443	142	2,497	7,944

Net Investment Income (Loss)	181,114	2,193	56,090	94,445

Net Realized Gain (Loss) on Investments:
Net Realized Gain (Loss) from Investment Transactions	(38,002)	—	3	62
Net Increase from Payments by Affiliate	37,621	—	—	—

Net Realized Gain (Loss) on Investments	(381)	—	3	62

Change in Net Assets from Operations	$180,733	$2,193	$56,093	$94,507

Amounts designated as “—” are $0 or have been rounded to $0.

See Notes to Financial Statements.

20

STATEMENTS OF CHANGES IN NET ASSETS
RIDGEWORTH FUNDS  For the Periods Indicated   (Amounts in thousands)

	Institutional		Institutional		Institutional		Institutional
	Cash Management		Municipal Cash Reserve		U.S. Government Securities		U.S. Treasury Securities
	Money Market Fund		Money Market Fund		Money Market Fund		Money Market Fund
	04/01/07-	04/01/06-	04/01/07-	04/01/06-	04/01/07-	04/01/06-	04/01/07-	04/01/06-
	03/31/08	03/31/07	03/31/08	03/31/07	03/31/08	03/31/07	03/31/08	03/31/07

Operations:
Net Investment Income	$181,114	$171,462	$2,193	$2,988	$56,090	$45,094	$94,445	$136,064
Net Realized Gain (Loss) on Investments	(381)	(17)	—	(2)	3	(3)	62	—

Change in Net Assets from Operations	180,733	171,445	2,193	2,986	56,093	45,091	94,507	136,064

Dividends and Distributions to Shareholders:
Net Investment Income:
Institutional Shares	(181,114)	(171,406)	(2,193)	(2,987)	(56,090)	(45,079)	(44,043)	(39,647)
Corporate Trust Shares	N/A	N/A	N/A	N/A	N/A	N/A	(50,402)	(96,366)
Net Realized Gains:
Institutional Shares	—	—	—	(1)	—	—	—	—

Total Dividends and Distributions	(181,114)	(171,406)	(2,193)	(2,988)	(56,090)	(45,079)	(94,445)	(136,013)

Capital Transactions:
Institutional Shares:
Proceeds from Shares Issued	12,512,899	12,236,686	593,656	790,559	5,835,055	3,537,661	6,471,190	4,075,327
Reinvestment of Cash Distributions	73,980	80,231	—	7	17,177	15,256	16,944	15,441
Cost of Shares Redeemed	(12,320,098)	(11,463,417)	(578,975)	(800,064)	(4,353,750)	(3,615,491)	(5,385,015)	(4,276,728)

Change in Net Assets from Institutional Shares	266,781	853,500	14,681	(9,498)	1,498,482	(62,574)	1,103,119	(185,960)

Corporate Trust Shares:
Proceeds from Shares Issued	N/A	N/A	N/A	N/A	N/A	N/A	1,167,614	3,259,455
Cost of Shares Redeemed	N/A	N/A	N/A	N/A	N/A	N/A	(1,104,807)	(4,061,601)

Change in Net Assets from Corporate Trust Shares	N/A	N/A	N/A	N/A	N/A	N/A	62,807	(802,146)

Change in Net Assets from Capital Transactions	266,781	853,500	14,681	(9,498)	1,498,482	(62,574)	1,165,926	(988,106)

Change in Net Assets	266,400	853,539	14,681	(9,500)	1,498,485	(62,562)	1,165,988	(988,055)

Net Assets:
Beginning of Period	3,829,060	2,975,521	116,482	125,982	889,213	951,775	1,982,184	2,970,239

End of Period	$4,095,460	$3,829,060	$131,163	$116,482	$2,387,698	$889,213	$3,148,172	$1,982,184

Accumulated Net Investment Income, End of Period	$57	$57	$1	$1	$15	$15	$126	$126

Share Transactions:
Institutional Shares:
Issued	12,512,899	12,236,686	593,656	790,559	5,835,055	3,537,661	6,471,190	4,075,327
Reinvested	73,980	80,231	—	7	17,177	15,256	16,944	15,441
Redeemed	(12,320,098)	(11,463,417)	(578,975)	(800,064)	(4,353,750)	(3,615,491)	(5,385,015)	(4,276,728)

Change in Institutional Shares	266,781	853,500	14,681	(9,498)	1,498,482	(62,574)	1,103,119	(185,960)

Corporate Trust Shares:
Issued	N/A	N/A	N/A	N/A	N/A	N/A	1,167,614	3,259,455
Redeemed	N/A	N/A	N/A	N/A	N/A	N/A	(1,104,807)	(4,061,601)

Change in Corporate Trust Shares	N/A	N/A	N/A	N/A	N/A	N/A	62,807	(802,146)

Change in Shares	266,781	853,500	14,681	(9,498)	1,498,482	(62,574)	1,165,926	(988,106)

Amounts designated as “—” are $0 or have been rounded to $0.

See Notes to Financial Statements.

21

FINANCIAL HIGHLIGHTS
RIDGEWORTH FUNDS  Selected Data For a Share of Beneficial Interest Outstanding Throughout the Periods Indicated.

													Ratio of
													Expenses to
			Net								Ratio of	Ratio of	Average
			Realized								Net	Net	Net Assets
			and			Distributions		Net			Expenses	Investment	(Excluding
	Net Asset		Unrealized		Dividends	from	Total	Asset			to	Income to	Waivers,
	Value,	Net	Gain		from Net	Realized	Dividends	Value,		Net Assets,	Average	Average	Reimbursements,
	Beginning	Investment	(Loss) on	Total From	Investment	Capital	and	End of	Total	End of	Net	Net	and Expense
	of Period	Income	Investments	Operations	Income	Gains	Distributions	Period	Return(1)	Period (000)	Assets(2)	Assets(2)	Offset)(2)
Institutional Cash Management Money Market Fund
Institutional Shares
Year Ended March 31, 2008	$1.00	$0.05	$—	$0.05	$(0.05)	$—	$(0.05)	$1.00	4.75%*	$4,095,460	0.16%	4.62%*	0.17%
Year Ended March 31, 2007	1.00	0.05	—	0.05	(0.05)	—	(0.05)	1.00	5.17	3,829,060	0.16	5.06	0.16
Year Ended March 31, 2006	1.00	0.04	—	0.04	(0.04)	—	(0.04)	1.00	3.62	2,975,521	0.17	3.60	0.19
Period Ended March 31, 2005(3)	1.00	0.01	—	0.01	(0.01)	—	(0.01)	1.00	1.43	2,591,527	0.19	1.71	0.26
Year Ended May 31, 2004	1.00	0.01	—	0.01	(0.01)	—	(0.01)	1.00	0.86	2,368,849	0.25	0.86	0.29
Year Ended May 31, 2003	1.00	0.01	—	0.01	(0.01)	—	(0.01)	1.00	1.46	2,985,750	0.25	1.45	0.29
Institutional Municipal Cash Reserve Money Market Fund
Institutional Shares
Year Ended March 31, 2008	1.00	0.03	—	0.03	(0.03)	—	(0.03)	1.00	3.26	131,163	0.20	3.06	0.22
Year Ended March 31, 2007	1.00	0.03	—	0.03	(0.03)	—	(0.03)	1.00	3.42	116,482	0.20	3.35	0.23
Period Ended March 31, 2006(4)	1.00	0.02	—	0.02	(0.02)	—	(0.02)	1.00	1.79	125,982	0.19	2.78	0.23
Institutional U.S. Government Securities Money Market Fund
Institutional Shares
Year Ended March 31, 2008	1.00	0.04	—	0.04	(0.04)	—	(0.04)	1.00	4.54	2,387,698	0.18	4.15	0.19
Year Ended March 31, 2007	1.00	0.05	—	0.05	(0.05)	—	(0.05)	1.00	5.04	889,213	0.19	4.93	0.19
Year Ended March 31, 2006	1.00	0.03	—	0.03	(0.03)	—	(0.03)	1.00	3.51	951,775	0.21	3.48	0.21
Period Ended March 31, 2005(3)	1.00	0.01	—	0.01	(0.01)	—	(0.01)	1.00	1.36	894,653	0.25	1.63	0.26
Year Ended May 31, 2004	1.00	0.01	—	0.01	(0.01)	—	(0.01)	1.00	0.82	858,260	0.27	0.82	0.29
Year Ended May 31, 2003	1.00	0.01	—	0.01	(0.01)	—	(0.01)	1.00	1.40	1,040,066	0.26	1.39	0.29
Institutional U.S. Treasury Securities Money Market Fund
Institutional Shares
Year Ended March 31, 2008	1.00	0.04	—	0.04	(0.04)	—	(0.04)	1.00	4.09	1,818,974	0.18	3.73	0.18
Year Ended March 31, 2007	1.00	0.05	—	0.05	(0.05)	—	(0.05)	1.00	5.03	715,831	0.18	4.93	0.18
Year Ended March 31, 2006	1.00	0.03	—	0.03	(0.03)	—	(0.03)	1.00	3.41	901,777	0.20	3.45	0.20
Period Ended March 31, 2005(3)	1.00	0.01	—	0.01	(0.01)	—	(0.01)	1.00	1.31	697,095	0.25	1.62	0.26
Year Ended May 31, 2004	1.00	0.01	—	0.01	(0.01)	—	(0.01)	1.00	0.77	420,948	0.26	0.71	0.29
Year Ended May 31, 2003	1.00	0.01	—	0.01	(0.01)	—	(0.01)	1.00	1.30	653,340	0.26	1.23	0.29
Corporate Trust Shares
Year Ended March 31, 2008	1.00	0.04	—	0.04	(0.04)	—	(0.04)	1.00	3.83	1,329,198	0.43	3.76	0.43
Year Ended March 31, 2007	1.00	0.05	—	0.05	(0.05)	—	(0.05)	1.00	4.77	1,266,353	0.43	4.67	0.43
Year Ended March 31, 2006	1.00	0.03	—	0.03	(0.03)	—	(0.03)	1.00	3.17	2,068,462	0.44	3.14	0.44
Period Ended March 31, 2005(3)	1.00	0.01	—	0.01	(0.01)	—	(0.01)	1.00	1.14	1,825,373	0.44	1.38	0.45
Year Ended May 31, 2004	1.00	0.01	—	0.01	(0.01)	—	(0.01)	1.00	0.57	1,378,551	0.46	0.51	0.49
Year Ended May 31, 2003	1.00	0.01	—	0.01	(0.01)	—	(0.01)	1.00	1.10	1,298,910	0.46	1.05	0.49

See Notes to Financial Highlights and Notes to Financial Statements.

22

NOTES TO FINANCIAL HIGHLIGHTS
RIDGEWORTH FUNDS  March 31, 2008

(1)	Not annualized for periods less than one year.

(2)	Annualized for periods less than one year.

(3)	Effective June 1, 2004, these Funds adopted a change in the amortization and accretion methodology on fixed income securities. The cumulative effect of this change in methodology was immaterial to all Funds. The Funds changed fiscal year end from May 31 to March 31.

(4)	Commenced operations on August 2, 2005.

*	During the period ended March 31, 2008, the Fund received certain payments by an affiliate. Absent these payments, the total return and ratio of net investment income to average net assets would have been 3.65% and 4.52%, respectively.

Amounts designated as “—” are $0 or have been rounded to $0.

23

NOTES TO FINANCIAL STATEMENTS
RIDGEWORTH FUNDS  March 31, 2008

1.	Organization

The RidgeWorth Funds (The STI Classic Funds changed its name to RidgeWorth Funds effective March 31, 2008) (the “Trust”) is organized as a Massachusetts business trust under a Declaration of Trust dated January 15, 1992. The Trust is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-end management investment company offering 52 funds as of March 31, 2008. The Trust is authorized to issue an unlimited number of shares without par value. The financial statements presented herein are those of Institutional Cash Management Money Market Fund, Institutional Municipal Cash Reserve Money Market Fund, Institutional U.S. Government Securities Money Market Fund and Institutional U.S. Treasury Securities Money Market Fund (each a “Fund” and collectively the “Funds”). The financial statements of the remaining funds are presented separately. The Institutional Cash Management Money Market Fund, Institutional Municipal Cash Reserve Money Market Fund and Institutional U.S. Government Securities Money Market Fund may offer Institutional Shares only. The Institutional U.S. Treasury Securities Money Market Fund may offer Institutional Shares and Corporate Trust Shares. The Funds’ prospectuses provide a description of each Fund’s investment objectives, policies and strategies.

The assets of each Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. Each class of shares has identical rights and privileges except with respect to the fees paid under the Shareholder Services Plan and voting rights on matters affecting a single class of shares.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust. However, based on experience, the Trust expects that risk of loss to be remote.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. The actual results could differ from these estimates.

Security Valuation — Investment securities are stated at amortized cost, which approximates market value. Under the amortized cost method, premium or discount, if any, is amortized or accreted, respectively, on a constant basis to the maturity of the security. Investments in other investment companies are valued at their respective daily net asset value.

Security Transactions and Investment Income — During the period, security transactions are accounted for no later than one business day following the trade date. For financial reporting purposes, however, security transactions are accounted for on trade date on the last business day of the reporting period. Interest income is recognized on an accrual basis and includes amortization or accretion of premium or discount. Costs used in determining net realized gains and losses on the sales of investment securities are those of the specific securities sold, adjusted for the accretion or amortization of purchase discounts or premiums during the respective holding period.

Repurchase Agreements — The Funds may purchase instruments from financial institutions, such as banks and broker-dealers, subject to the seller’s agreement to repurchase them at an agreed upon time and price (“repurchase agreement”). A third party custodian bank takes possession of the underlying securities (“collateral”) of a repurchase agreement, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. In the event of default on the obligation to repurchase, each Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the repurchase agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

24

NOTES TO FINANCIAL STATEMENTS (continued)
RIDGEWORTH FUNDS  March 31, 2008

Securities Purchased on a When-Issued Basis — Delivery and payment for securities that have been purchased by a Fund on a forward commitment or when-issued basis can take place up to a month or more after the transaction date. During this period, such securities are subject to market fluctuations. The purchase of securities on a when-issued basis may increase the volatility of a Fund’s net asset value if the Fund makes such investments while remaining substantially fully invested. A Fund records when-issued securities on trade date and will segregate or earmark liquid assets in an amount at least equal in value to its commitments to purchase when-issued and forward commitment securities. As of March 31, 2008, there were no such securities held by the Funds.

Compensating Balances — If a Fund has a cash overdraft in excess of $100,000 it is required to deposit an amount equal to 110% of the overdraft in a compensating balance account with its custodian, SunTrust Bank, a wholly owned subsidiary of SunTrust Banks, Inc., on the following business day. If a Fund has a positive cash balance in excess of $100,000 it is allowed to overdraw an amount equal to 90% of the balance from SunTrust Bank on the following business day. All such deposits to, and overdrafts from, the compensating balance account are non-interest bearing and are for a duration of one business day. The RidgeWorth Institutional Cash Management Money Market Fund does not have any compensating balance arrangements with its custodian, Brown Brothers Harriman & Co.

Expenses — Expenses that are directly related to a specific Fund are charged to that Fund. Class specific expenses, such as distribution fees, if any, are borne by that class. Other operating expenses of the Trust are pro-rated to the Funds on the basis of relative net assets or another appropriate basis. Expenses attributable to the Trust and the RidgeWorth Variable Trust (the STI Classic Variable Trust changed its name to RidgeWorth Variable Trust effective May 1, 2008) (collectively, the “RidgeWorth Complex”) are allocated across the RidgeWorth Complex based upon relative net assets or another appropriate basis.

Classes — Income, non-class specific expenses and realized/unrealized gains and losses are allocated to the respective classes within a Fund on the basis of the relative daily net assets.

Dividends and Distributions to Shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income of each of the Funds are declared daily and paid monthly. Any net realized capital gains on sales of securities are distributed to shareholders at least annually. However, to the extent that net realized capital gains can be offset by capital loss carryovers, such gains will not be distributed.

New Accounting Pronouncements — In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement on Financial Accounting Standards (SFAS) No. 157 (“SFAS No. 157”), “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current GAAP from the application of this Statement relate to the definition of fair value, the methods used to measure fair value and expanded disclosures about fair value measurements. As of March 31, 2008, the Funds do not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

Federal Income Taxes — It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies as defined in applicable sections of the Internal Revenue Code, and to make distributions from net investment income and from net realized gains sufficient to relieve it from all, or substantially all, federal income taxes.

As required, effective September 28, 2007, the Trust adopted FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is more-likely-than not (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position

25

NOTES TO FINANCIAL STATEMENTS (continued)
RIDGEWORTH FUNDS  March 31, 2008

that meets the more likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable), including the recognition of any related interest and penalties as an operating expense. Implementation of FIN 48 included a review of tax positions taken in tax years that remain subject to examination by tax authorities. The Funds are subject to federal and various state jurisdictions for income tax purposes. While the statute of limitations remains open to examine the Funds’ U.S. tax returns filed for the past four fiscal years, no examinations are in progress or anticipated at this time. The adoption of FIN 48 did not impact the Funds’ net assets or results of operations.

The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

3.	Agreements and Other Transactions with Affiliates

Investment Advisory Agreement — The Trust and RidgeWorth Capital Management, Inc. (Trusco Capital Management, Inc. changed its name to RidgeWorth Capital Management, Inc. effective March 31, 2008) (the “Investment Adviser”), a wholly-owned subsidiary of SunTrust Banks, Inc., have entered into an investment advisory agreement.

Under the terms of the investment advisory agreement, the Funds are charged the following annual advisory fees, which are computed daily and paid monthly based upon average daily net assets. Breakpoints are used in computing the overall annual advisory fee. The full fee is charged on average daily net assets of each Fund up to $1 billion, a discount of 5% applies on the next $1.5 billion, a discount of 10% applies on the next $2.5 billion and a discount of 20% applies on amounts over $5 billion. Fee rates for the year ended March 31, 2008 were as follows:

	Maximum	Discounted	Advisory Fees	Net
	Annual	Annual	Waived or	Annual
Fund	Advisory Fee(%)	Advisory Fee(%)	Reimbursed(%)	Fees Paid(%)

Institutional Cash Management Money Market Fund	0.13	0.12	—	0.12
Institutional Municipal Cash Reserve Money Market Fund	0.15	0.15	(0.01)	0.14
Institutional U.S. Government Securities Money Market Fund	0.15	0.15	—	0.15
Institutional U.S. Treasury Securities Money Market Fund	0.15	0.15	—	0.15

The Investment Adviser has contractually agreed, until at least August 1, 2008, to waive fees and/or reimburse each Fund to the extent necessary to maintain each Fund’s Total Operating Expense, expressed as a percentage of average daily net assets, as noted below:

Total Operating
Fund	Expenses(%)

Institutional Cash Management Money Market	0.17
Institutional Municipal Cash Reserve Money Market	0.20
Institutional U.S. Government Securities Money Market Fund	0.20
Institutional U.S. Treasury Securities Money Market Fund, Institutional Shares	0.20
Institutional U.S. Treasury Securities Money Market Fund, Corporate Trust Shares	0.45

Under the Expense Limitation Agreements, the Investment Adviser may retain the difference between the Total Operating Expense identified above and the actual total expense to recapture any of its prior contractual waivers or reimbursements, at a date not to exceed three years from the date of the corresponding Expense Limitation Agreement. Such repayments shall be made monthly, but only to the extent that such

26

NOTES TO FINANCIAL STATEMENTS (continued)
RIDGEWORTH FUNDS  March 31, 2008

repayments would not cause the annualized total expense ratio to exceed the Total Operating Expense in place at that time. During the year ended March 31, 2008, the Investment Adviser did not recapture any of its prior contractual waivers or reimbursements. The Investment Adviser does not intend to recapture such amounts. As of March 31, 2008, the cumulative potential reimbursements based on reimbursements within three years from the date of the corresponding Expense Limitation Agreement are as follows (in thousands):

Fund	Amount($)

Institutional Municipal Cash Reserve Money Market Fund	30

With the approval of the Board of Trustees, the following actions were taken to protect investors in the Institutional Cash Management Money Market Fund from possible losses associated with certain structured investment vehicle (“SIV”) securities owned by the Fund. When purchased, these SIV assets were rated A1/P1 and were Tier 1 eligible securities, thus qualifying for valuation at amortized cost under Rule 2a-7 under the 1940 Act.

In October 2007, SunTrust Banks, Inc. (“SunTrust”) established an irrevocable letter of credit to provide credit support for one of the Fund’s investments in a SIV security. Prior thereto, the issuer of this security announced that it would cease making payments on the security, resulting in a downgrade in the credit rating of the investment. As the investment no longer qualified for valuation at amortized cost as an eligible security under Rule 2a-7, the Fund recognized a loss equal to the difference between amortized cost and the market value as of the date of the letter of credit. At the same time, the Fund also received a loss recovery of the same amount, approximately $428,000, as a result of the establishment of the letter of credit. In November 2007, the Fund received a payment from the letter of credit in an amount equivalent to and at the same time as the payment of scheduled principal and interest payments due to the Fund from the SIV. The Fund recognized an interest recovery of approximately $431,000 for the interest payments received from the letter of credit. The Fund also recognized a loss recovery of $34.572 million (in addition to the previously received $428,000) as a result of a default on the scheduled maturity payment of $35 million. The loss is reflected in “Net Realized Gain(Loss) from Investment Transactions” and the loss recovery is reflected in “Net Increase from Payments by Affiliate” in the accompanying Statement of Operations. The equivalent interest recovery which the Fund received is reflected in the accompanying Statement of Operations in “Interest Recovery Payments by Affiliate.”

On December 26, 2007, SunTrust purchased approximately $211 million of the Fund’s remaining investments in SIV securities at amortized cost plus accrued interest. The Fund realized a loss for the difference between the amortized cost of the securities and the market value as of that date, but at that same time also recognized a loss recovery in the same amount of approximately $1.990 million. The Fund also recognized approximately an additional $1.146 million of interest recovery for accrued interest through the date of the transaction. In the accompanying Statement of Operations, the loss is reflected in “Net Realized Gain(Loss) from Investment Transactions”, and the loss recovery is reflected in “Net Increase from Payments by Affiliate” while the interest recovery is reflected in “Interest Recovery Payments by Affiliate.”

Also on December 26, 2007, SunTrust issued a Promissory Note for the benefit of the Fund in exchange for approximately $171 million of the remaining SIV securities at amortized cost plus accrued income. Similar to the prior transaction, the Fund realized a loss, but also recognized a loss recovery in the same amount of approximately $630,000 for the difference between the amortized cost of the securities and their market value as of that date. The Fund also recognized an interest recovery of approximately $1.313 million for accrued interest through the date of the transaction. In the accompanying Statement of Operations, the loss is reflected in “Net Realized Gain(Loss) from Investment Transactions”, the loss recovery is reflected in “Net Increase from Payments by Affiliate” and the interest recovery is reflected in “Interest Recovery Payments by Affiliate.” In exchange for the Promissory Note issued, SunTrust acquired the security interest in the SIV securities from the Fund to secure repayment of the Note. Under the terms of the Promissory Note, the Fund will receive all interest and principal payments due to the Fund in amounts equal to what the Fund would have received had it retained its interest in the SIV securities and the securities had remained solvent through their respective maturity dates. At March 31, 2008, the remaining unmatured portion of the Promissory Note of $85,000 (in thousands) is reported on the Fund’s Schedule of Portfolio Investments and is valued using amortized cost. For purposes of mark-to-market requirements of Rule 2a-7 under the 1940 Act,

27

NOTES TO FINANCIAL STATEMENTS (continued)
RIDGEWORTH FUNDS  March 31, 2008

these securities are fair valued in accordance with the Pricing and Valuation Procedures established by the Board, as more fully described in Note 2. The interest received from the Promissory Notes is included in “Interest Income from Affiliated Investments” on the accompanying Statement of Operations.

As a result of the purchase of all remaining SIV investments in exchange for cash or the Promissory Note at the end of 2007, the previously established letter of credit was retired and the Fund had no remaining exposure to SIV investments at March 31, 2008.

Administration, Fund Accounting and Transfer Agency Agreement — The Trust has entered into a Master Services Agreement with Citi Fund Services Ohio, Inc. (formerly BISYS Fund Services Ohio Inc.), (the “Administrator”), under which the Administrator provides administrative, fund accounting, transfer agent and shareholder services for an annual fee, calculated and paid monthly, (expressed as a percentage of the combined average daily net assets of the RidgeWorth Complex) of: 0.0275% up to $25 billion, 0.0225% on the next $5 billion and 0.0175% for over $30 billion plus an additional class fee of $2,798 per class annually, applicable to each additional class of shares over 145 classes of shares.

The Master Services Agreement provides for the Administrator to pay certain insurance premiums for the RidgeWorth Complex, including $300,000 towards the premium for Directors and Officers Liability/Errors and Omissions insurance coverage, and $25,000 towards the premium for Fidelity Bond coverage. The Administrator has agreed, under the terms of the Master Services Agreement, to pay certain legal expenses for the benefit of the RidgeWorth Complex relating to administrative service matters. The Master Services Agreement further provides for the Administrator to waive a portion of its fees for the benefit of shareholders. Such payments and fee waivers are expected to total approximately $400,000 to $650,000 annually for the RidgeWorth Complex, and will not be recouped by the Administrator in subsequent years.

Distribution Agreement — The Trust and Foreside Distribution Services, L.P. (the “Distributor”) are parties to a Distribution Agreement. Prior to August 1, 2007, BISYS Fund Services Limited Partnership (“BISYS”) was the distributor for the Funds under a distribution agreement between BISYS and the Investment Adviser. The Distributor receives $37,500 annually for its services.

Shareholder Servicing Agreement — The Institutional U.S. Treasury Securities Money Market Fund has adopted a Shareholder Services Plan for the Corporate Trust Shares. The Fund pays SunTrust Bank a monthly shareholder services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Corporate Trust Shares, computed daily and paid monthly, which may be used by the SunTrust Bank to provide compensation to service providers that have agreed to provide shareholder support services for their customers who own Corporate Trust Shares of the Fund. During the period ended March 31, 2008, SunTrust Bank voluntarily waived a portion of this fee.

Custodian Agreement — SunTrust Bank acts as custodian for the Funds, except for the Institutional Cash Management Money Market Fund, which appointed Brown Brothers Harriman & Co. as custodian. The Funds pay custody fees on the basis of their respective net assets and transaction costs.

Other — Certain officers of the RidgeWorth Complex are also employees of the Investment Adviser and/or the Administrator. Such officers receive no fees from the Trust for serving as officers of the Trust. Each of the trustees receives an annual retainer fee and an additional fee for each meeting attended plus reimbursement for certain expenses incurred. Trustees receive an additional fee for attendance at committee meetings. The current meeting and retainer fees are as follows:

	Chairman($)	Trustee($)

Annual Retainer	75,000	60,000
Regular Meeting Fee	8,750	7,000
Special Meeting Fee	4,375	3,500
Committee Meeting Fee	4,500	3,000

28

NOTES TO FINANCIAL STATEMENTS (continued)
RIDGEWORTH FUNDS  March 31, 2008

Prior to November 13, 2007, the retainer and meeting fees were as follow:

	Chairman($)	Trustee($)

Annual Retainer	55,000	44,000
Regular Meeting Fee	10,000	8,000
Special Meeting Fee	5,000	4,000
Committee Meeting Fee	4,500	3,000

The Trust approved a deferred compensation plan for its trustees, effective January 1, 2007. Under that plan, a trustee may elect to defer all or a portion of his or her compensation. Amounts deferred are retained by the Trust, and the value of such deferred amounts is determined by reference to the change in value of I Shares of one or more series of the RidgeWorth Funds as specified by the trustee. Benefits under the deferred compensation plan are payable upon retirement. As of March 31, 2008, under the deferred compensation plan, the Trust had a deferred liability of $147,654. On May 20, 2008, the Board approved the termination of the deferred compensation plan.

The Investment Adviser provides services to the RidgeWorth Complex to ensure compliance with applicable laws and regulations. The Investment Adviser has designated a dedicated compliance staff and an employee to serve as Chief Compliance Officer. The Investment Adviser receives an annual fee totaling $475,000 for these services. In addition, the Administrator provides an employee and staff to assist the Chief Compliance Officer for the RidgeWorth Complex, including providing certain related services, and receives an annual fee of $156,750 for providing these services. The fees above are allocated based on average daily net assets of the RidgeWorth Complex and are reflected on the Statements of Operations as “Compliance Service Fees.”

The Trust has entered into an agreement with SunTrust Robinson Humphrey, Inc., which is a registered broker-dealer and a direct non-bank subsidiary of SunTrust Banks, Inc., to act as an agent in placing repurchase agreements for the Trust. For the period ended March 31, 2008, the following Funds paid SunTrust Robinson Humphrey, Inc., through a reduction in the yield earned by the Funds on those repurchase agreements, the following amounts (in thousands):

Fee($)

Institutional U.S. Government Securities Money Market Fund	328
Institutional U.S. Treasury Securities Money Market Fund	849

4.	Federal Tax Information

At March 31, 2008, the total cost of securities and the net realized gains or losses on securities sold for federal income tax purposes were the same as amounts reported for financial reporting purposes.

The tax character of distributions paid to shareholders during the year ended March 31, 2008 was as follows (in thousands):

	Distributions Paid From
	Net Investment	Tax-Exempt	Total Distributions
Fund	Income($)	Income($)	Paid($)*

Institutional Cash Management Money Market Fund	186,098	—	186,098
Institutional Municipal Cash Reserve Money Market Fund	—	2,260	2,260
Institutional U.S. Government Securities Money Market Fund	54,464	—	54,464
Institutional U.S. Treasury Securities Money Market Fund	98,859	—	98,859

*	Total distributions paid differ from the Statement of Changes in Net Assets because for tax purposes dividends are recognized when actually paid.

Amounts designated as “—” are $0 or have been rounded to $0.

29

NOTES TO FINANCIAL STATEMENTS (continued)
RIDGEWORTH FUNDS  March 31, 2008

The tax character of distributions paid to shareholders during the period ended March 31, 2007 was as follows (in thousands):

	Distributions Paid From
	Net Investment	Tax-Exempt	Total Distributions
Fund	Income($)	Income($)	Paid($)*

Institutional Cash Management Money Market Fund	166,575	—	166,575
Institutional Municipal Cash Reserve Money Market Fund	1	3,032	3,033
Institutional U.S. Government Securities Money Market Fund	44,386	—	44,386
Institutional U.S. Treasury Securities Money Market Fund	137,947	—	137,947

*	Total distributions paid differ from the Statement of Changes in Net Assets because for tax purposes dividends are recognized when actually paid.

Amounts designated as “—” are $0 or have been rounded to $0.

As of March 31, 2008 the components of accumulated earnings (deficit) on a tax basis were as follows (in thousands):

						Total
	Undistributed				Accumulated	Accumulated
	Ordinary	Tax-Exempt	Accumulated	Distributions	Capital and	Earnings
Fund	Income($)	Income($)	Earnings($)	Payable($)	Other Losses($)**	(Deficit)($)

Institutional Cash Management Money Market Fund	11,498	—	11,498	(11,424)	(587)	(513)
Institutional Municipal Cash Reserve Money Market Fund	—	255	255	(254)	(3)	(2)
Institutional U.S. Government Securities Money Market Fund	5,505	—	5,505	(5,485)	—	20
Institutional U.S. Treasury Securities Money Market Fund	3,988	—	3,988	(3,850)	(216)	(78)

**	As of the latest tax year end of March 31, 2008, the following Funds had net capital loss carryovers to offset future net capital gains, if any, to the extent provided by the Treasury regulations. To the extent that these carryovers are used to offset future gains, it is probable that the gains so offset will not be distributed to shareholders (in thousands):

	Expires
Fund	2013($)	2014($)	2015($)

Institutional Cash Management Money Market Fund	—	—	101
Institutional Municipal Cash Reserve Money Market Fund	—	—	3
Institutional U.S. Government Securities Money Market Fund	—	—	—
Institutional U.S. Treasury Securities Money Market Fund	94	110	12
Net Capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. The Institutional Cash Management Money Market Fund and Institutional U.S. Government Securities Money Market Fund incurred and will elect to defer $486 and $1, respectively, in thousands, in capital losses.
Amounts designated as “—” are $0 or have been rounded to $0.

5.	Risks

The Funds invest primarily in money market instruments maturing in 397 days or less whose ratings are within one of the two highest ratings categories assigned by a nationally recognized statistical rating organization, or, if not rated, are believed to be of comparable quality. The ability of the issuers of the securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry, state or region.

Certain securities are backed by letters of credit from various financial institutions and financial guaranty assurance agencies. These letters of credit enhance the credit quality of the individual securities; however, if any of the financial institutions or financial guaranty assurance agencies’ credit quality should deteriorate, it could cause the individual security’s credit quality to change. Additionally, if any of the Funds concentrate their letters of credit in any one financial institution, the risk of credit quality deterioration increases.

30

NOTES TO FINANCIAL STATEMENTS (concluded)
RIDGEWORTH FUNDS  March 31, 2008

The Funds hold certain securities the issuer of which operates under a congressional charter. These securities (Freddie Mac, Federal Home Loan Bank and Fannie Mae) are neither issued nor guaranteed by the U.S. government. If needed, access to additional funding from the U.S. Treasury (beyond the issuer’s line of credit), would require congressional action.

6.	Investment Adviser Reorganization

The Investment Adviser created new wholly-owned subsidiaries, which will serve as investment subadvisers (the “Subadvisers”) to certain funds. The Subadvisers are staffed with the same portfolio management teams that previously managed the Funds. The Board has approved Investment Subadvisory Agreements between the Investment Adviser and Subadvisers effective March 31, 2008. The discussion regarding the basis for the Board’s decision is presented in the Annual Approval of Investment Advisory and Subadvisory Agreements found in this annual report.

31

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
RIDGEWORTH FUNDS  March 31, 2008

To the Board of Trustees and Shareholders of
RidgeWorth Funds (formerly the STI Classic Funds):

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Institutional Cash Management Money Market Fund (formerly, Classic Institutional Cash Management Money Market Fund), Institutional Municipal Cash Reserve Money Market Fund (formerly, Classic Institutional Municipal Cash Reserve Money Market Fund), Institutional U.S. Government Securities Money Market Fund (formerly, Classic Institutional U.S. Government Securities Money Market Fund), and Institutional U.S. Treasury Securities Money Market Fund (formerly, Classic Institutional U.S. Treasury Securities Money Market Fund) (four of the fifty-two funds constituting RidgeWorth Funds, hereafter referred to as the “Funds”) at March 31, 2008, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2008 by correspondence with the custodians and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Columbus, Ohio
May 28, 2008

32

TRUSTEES AND OFFICERS OF THE RIDGEWORTH FUNDS
RIDGEWORTH FUNDS  March 31, 2008
(Unaudited)

Information pertaining to the trustees of the Trust is set forth below. Trustees who are not deemed to be “interested persons” of the Trust as defined in the 1940 Act are referred to as “Independent Trustees.”

				Number of
Name, Business		Term of		Portfolios
Address, State of	Position	Office and	Principal	in Fund	Other
Residence and	Held With	Length of	Occupation(s)	Complex	Directorships
Date of Birth	Trust	Time Served	During the Past 5 Years	Overseen	Held
INDEPENDENT TRUSTEES:
Jeffrey Biggar 3435 Stelzer Road Columbus, OH 43219 (Ohio) DOB 02/50	Trustee	Indefinite; since January 2007	Retired. Chief Executive Officer and Senior Managing Director, Sterling (National City Corp.) (2002-2006)	57	None

George C. Guynn 3435 Stelzer Road Columbus, OH 43219 (Georgia) DOB 12/42	Trustee	Indefinite; since January 2008	Retired. President (1996-October 2006) and Chief Executive Officer (1995-October 2006) Federal Reserve Bank of Atlanta	57	Genuine Parts Company; Oxford Industries; John Weiland Homes and Neighborhoods

Sidney E. Harris 3435 Stelzer Road Columbus, OH 43219 (Georgia) DOB 07/49	Trustee	Indefinite; since November 2004	Professor (since 1997) and Dean (1997-2004), J. Mack Robinson College of Business, Georgia State University.	57	ServiceMaster Company; Total System Services, Inc.

Warren Y. Jobe 3435 Stelzer Road Columbus, OH 43219 (Georgia) DOB 11/40	Trustee	Indefinite; since November 2004	Retired. Executive Vice President, Georgia Power Company and Senior Vice President, Southern Company (1998-2001)	57	WellPoint, Inc.; UniSource Energy Corp.; HomeBanc Corp.

Connie D. McDaniel 3435 Stelzer Road Columbus, OH 43219 (Georgia) DOB 04/58	Trustee	Indefinite; since May 2005	Vice President Global Finance Transformation (since 2007), Vice President and Controller (1999-2007), The Coca-Cola Company	57	None

Clarence H. Ridley 3435 Stelzer Road Columbus, OH 43219 (Georgia) DOB 06/42	Trustee	Indefinite; since November 2001	Chairman, Haverty Furniture Companies	57	Crawford & Co.; Haverty Furniture Companies

Charles D. Winslow 3435 Stelzer Road Columbus, OH 43219 (Florida) DOB 07/35	Trustee	Indefinite; since November 2004	Retired. Formerly Partner, Accenture (consulting)	57	None

33

TRUSTEES AND OFFICERS OF THE RIDGEWORTH FUNDS (concluded)
RIDGEWORTH FUNDS  March 31, 2008
(Unaudited)

Term of
	Position(s)	Office and
Name, Address and	Held with	Length of	Principal Occupation(s)
Date of Birth	Trust	Time Served	During the Past 5 Years
OFFICERS
Julia Short 50 Hurt Plaza Suite 1400 Atlanta, GA 30303 DOB 11/72	President and Chief Executive Officer	One-year: since July 2007	Managing Director, Product Manager, RidgeWorth Capital Management, Inc. (since 2004); Relationship Manager, SEI Investments (Financial Services) (1994-2004)

Deborah A. Lamb 50 Hurt Plaza Suite 1400 Atlanta, GA 30303 DOB 10/52	Executive Vice President; Assistant Secretary; Chief Compliance Officer	One-year; since September 2004; since November 2003; since August 2004 (respectively)	Chief Compliance Officer, Managing Director, RidgeWorth Capital Management, Inc. (since 2003); President, Investment Industry Consultants, LLC (2000-2003);

Martin R. Dean 3435 Stelzer Road Columbus, OH 43219 DOB 11/63	Treasurer; Chief Financial Officer; Chief Accounting Officer	One-year; since March 2007	Senior Vice President (since January 2008), Financial Administration, Vice President (1994-January 2008) Citi Fund Services Ohio, Inc.

Cynthia J. Surprise 3435 Stelzer Road Columbus, OH 43219 DOB 07/46	Secretary and Chief Legal Officer	One-year; since February 2005	Senior Vice President, Regulatory Administration, Citi Fund Services Ohio, Inc. (since 2004); Director and Counsel, Investors Bank & Trust Company (1999-2004)

Kerry Reilly 3435 Stelzer Road Columbus, OH 43219 DOB 07/65	Assistant Secretary	One-year; since February 2008	Vice President (since January 2008), Counsel (since July 2007), Assistant Counsel (January 2006-June 2007) Legal Services, Citi Fund Services Ohio, Inc.; from June 2004 to May 2005, employee CitiStreet LLC; from June 1987 through October 2001, employee of Fidelity Investments.

The Trust’s Statement of Additional Information includes additional information about the Trust’s trustees and officers. To request your free copy of the Statement of Additional Information, call toll free 1-888-784-3863.

34

ADDITIONAL INFORMATION
RIDGEWORTH FUNDS  March 31, 2008
(Unaudited)

ANNUAL APPROVAL OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS

The continuance of the Trust’s investment advisory agreement with RidgeWorth Capital Management, Inc. (formerly, Trusco Capital Management, Inc.) (the “Adviser”) must be specifically approved at least annually by (i) the vote of the Trustees or a vote of the shareholders of the Funds and (ii) the vote of a majority of the Trustees who are not parties to the agreements or “interested persons” of any party thereto (the “Independent Trustees”), as defined in the Investment Company Act of 1940, cast in person at a meeting called for the purpose of voting on such approval. New subadvisory agreements for the Trust are also subject to such approval initially and annually after their initial term is complete. Each year, the Board of Trustees calls and holds a meeting to decide whether to approve and/or renew the Trust’s agreements for the upcoming year. In preparation for the meeting, the Board requests and reviews a wide variety of information from the Adviser and any potential subadviser. The Trustees use this information, as well as other information that the Adviser and other service providers may submit to the Board, to help them decide whether to approve and/or renew the agreements.

In considering the renewal of the agreement with the Adviser this year, the Board requested and received material from the Adviser in preparation for a special meeting of the Board held on October 23, 2007, and requested and reviewed additional material from the Adviser in preparation for its quarterly meeting held on November 13, 2007, at which it specifically considered the renewal of the agreement. In addition, at a meeting held on February 12, 2008, the Board considered the approval of a proposed subadvisory agreement with StableRiver Capital Management LLC (the “Subadviser”), which is a new subsidiary of the Adviser staffed with the same portfolio management team that has continuously managed the Funds.

The material reviewed by the Board in considering the existing and proposed agreements included, among other things, information about: (a) the quality of the Adviser’s and Subadviser’s investment management and other services; (b) the Adviser’s and Subadviser’s investment management personnel; (c) the Adviser’s and Subadviser’s operations and financial condition; (d) the Adviser’s and Subadviser’s brokerage practices (including any soft dollar arrangements) and investment strategies; (e) the level of the advisory fees that the Adviser and Subadviser charge the Funds compared with the fees they charge to comparable mutual funds or accounts; (f) the Funds’ overall fees and operating expenses compared with similar mutual funds; (g) the level of the Adviser’s and Subadviser’s profitability from their Fund-related operations; (h) the Adviser’s and Subadviser’s compliance systems; (i) the Adviser’s and Subadviser’s policies and procedures for personal securities transactions; (j) the Adviser’s and Subadviser’s reputation, expertise and resources in domestic financial markets; and (k) the Funds’ performance compared with similar mutual funds. The Board also received a memorandum from Fund counsel regarding the responsibilities of the Trustees in connection with their consideration of the agreements.

At the meetings, representatives from the Adviser and Subadviser presented additional oral and written information to the Board to help the Board evaluate the Adviser’s and Subadviser’s fees and other aspects of the agreements. The Board also considered information presented by the Adviser, Subadviser, and other service providers at meetings held throughout the year. The Trustees discussed the written materials, oral presentations, and any other information that the Board received, and considered the approval of the agreements in light of this information.

Based on the Board’s deliberations and evaluation of the information it received, the Board, including the Independent Trustees, approved the agreements with the Adviser and Subadviser, and the selection of the Adviser and Subadviser, and determined that the compensation under the agreements is fair and reasonable in light of the services to be performed. The Board considered the following specific factors, none of which was controlling, and made the following conclusions:

Nature, Extent, and Quality of Services

The Board received and considered information regarding the nature, extent, and quality of services to be provided to the Funds by the Adviser and Subadviser. In this regard, the Trustees evaluated, among other things, the Adviser’s and Subadviser’s personnel, experience, track record, and compliance program. The Board considered the background and experience of the Adviser’s and Subadviser’s senior management and the expertise of, and amount of attention expected to be given to the Funds by, their portfolio management teams. The Board reviewed the qualifications, backgrounds, and responsibilities of the portfolio managers responsible for the day-to-day management of the Funds. The Board also reviewed information pertaining to the Adviser’s and

35

ADDITIONAL INFORMATION (continued)
RIDGEWORTH FUNDS  March 31, 2008
(Unaudited)

Subadviser’s organizational structure, senior management, investment operations, and other relevant information. In addition, the Board reviewed the Adviser’s organizational restructuring plan for 2008 and its potential effects on the Funds’ shareholders. The Board concluded that, within the context of its full deliberations, the nature, extent, and quality of the services to be provided to the Funds by the Adviser and Subadviser supported the approval of the agreements.

Performance

The Board considered the investment performance of each Fund, including any periods of outperformance and underperformance, both on an absolute basis and a comparative basis to indices and other funds within the same investment categories. Specifically, the Board considered each Fund’s performance relative to its peer group and appropriate benchmarks in light of total return, yield, and market trends. As part of this review, the Board considered the composition of the peer group and selection criteria, as well as market risk and shareholder risk expectations. The Board considered the Adviser’s explanations regarding specific performance issues. The Board concluded that, within the context of its full deliberations, the performance of the Funds, the Adviser, and the Subadviser supported the approval of the agreements.

Fund Expenses

With respect to advisory fees, the Board considered the rate of compensation under the agreements and each Fund’s net operating expense ratio in comparison to those of comparable mutual funds. The Trustees also considered information about average expense ratios of comparable mutual funds in each Fund’s peer group. Finally, the Trustees considered the effect of the Adviser’s and Subadviser’s waiver and reimbursement of fees and expenses, where applicable, to prevent total expenses from exceeding a specified amount and that, due to these waivers and reimbursements, net operating expenses have been maintained at competitive levels. The Board concluded that, within the context of its full deliberations, the expenses of the Funds are reasonable and supported the approval of the agreements.

Profitability

The Board reviewed information about the profitability of the Funds to the Adviser and Subadviser and considered whether the level of profitability was reasonable and justified in light of the quality of the services rendered to the Funds and in comparison to other advisory firms. The Board concluded that, within the context of its full deliberations, the profitability of the Adviser and Subadviser is within the range the Board considered reasonable.

Economies of Scale

The Board considered the existence of economies of scale and whether they were passed along to Fund shareholders through a graduated advisory fee schedule or other means, including any fee and expense waivers and reimbursements by the Adviser and Subadviser. The Board concluded that, within the context of its full deliberations, the Funds obtain reasonable benefit from economies of scale.

36

ADDITIONAL INFORMATION (continued)
RIDGEWORTH FUNDS  March 31, 2008
(Unaudited)

Expense Examples

As a shareholder of the RidgeWorth Funds, you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the RidgeWorth Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2007 through March 31, 2008.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

		Beginning	Ending	Expenses Paid	Expense Ratio
		Account Value	Account Value	During Period*	During Period**
Fund	Class	10/01/07($)	03/31/08($)	10/01/07-03/31/08($)	10/01/07-03/31/08(%)

Institutional Cash Management Money Market Fund	Institutional Shares	1,000.00	1,020.90	0.86	0.17
Institutional Municipal Cash Reserve Money Market Fund	Institutional Shares	1,000.00	1,014.30	0.96	0.19
Institutional U.S. Government Securities Money Market Fund	Institutional Shares	1,000.00	1,019.40	0.91	0.18
Institutional U.S. Treasury Securities Money Market Fund	Institutional Shares	1,000.00	1,016.10	0.91	0.18
	Corporate Trust Shares	1,000.00	1,014.80	2.17	0.43

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

**	Annualized.

37

ADDITIONAL INFORMATION (continued)
RIDGEWORTH FUNDS  March 31, 2008
(Unaudited)

Hypothetical Example

The table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning	Ending	Expenses Paid	Expense Ratio
		Account Value	Account Value	During Period*	During Period**
Fund	Class	10/01/07($)	03/31/08($)	10/01/07-03/31/08($)	10/01/07-03/31/08(%)

Institutional Cash Management Money Market Fund	Institutional Shares	1,000.00	1,024.15	0.86	0.17
Institutional Municipal Cash Reserve Money Market Fund	Institutional Shares	1,000.00	1,024.05	0.96	0.19
Institutional U.S. Government Securities Money Market Fund	Institutional Shares	1,000.00	1,024.10	0.91	0.18
Institutional U.S. Treasury Securities Money Market Fund	Institutional Shares	1,000.00	1,024.10	0.91	0.18
	Corporate Trust Shares	1,000.00	1,022.85	2.17	0.43

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

**	Annualized.

38

ADDITIONAL INFORMATION (concluded)
RIDGEWORTH FUNDS  March 31, 2008
(Unaudited)

Special Meeting of Shareholders

A meeting of shareholders of the RidgeWorth Funds was held on January 20, 2008. At the meeting, shareholders voted and approved the following proposal:

Proposal 1: To consider and vote on the election of members to the Board of Trustees of the Trust.

	# of Shares	% of Outstanding Shares	% of Shares Present

Jeffrey M. Biggar
Affirmative	6,579,428.109	94.343%	95.578%
Withhold	304,420.348	4.365%	4.422%

Total	6,883,848.457	98.708%	100.000%
George C. Guynn
Affirmative	6,587,354.241	94.456%	95.693%
Withhold	296,494.216	4.252%	4.307%

Total	6,883,848.457	98.708%	100.000%
Sidney E. Harris
Affirmative	6,581,214.171	94.368%	95.604%
Withhold	302,634.286	4.340%	4.396%

Total	6,883,848.457	98.708%	100.000%
Warren Y. Jobe
Affirmative	6,580,767.574	94.362%	95.597%
Withhold	303,080.883	4.346%	4.403%

Total	6,883,848.457	98.708%	100.000%
Connie D. McDaniel
Affirmative	6,549,975.936	93.920%	95.150%
Withhold	333,872.521	4.788%	4.850%

Total	6,883,848.457	98.708%	100.000%
Clarence H. Ridley
Affirmative	6,574,080.344	94.266%	95.500%
Withhold	309,768.113	4.442%	4.500%

Total	6,883,848.457	98.708%	100.000%
Charles D. Winslow
Affirmative	6,578,015.208	94.322%	95.557%
Withhold	305,833.249	4.386%	4.443%

Total	6,883,848.457	98.708%	100.000%

Proxy Voting

Information regarding the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-888-784-3863. The information also is included in the Funds’ Statement of Additional Information, which is available on the Funds’ website at www.ridgeworthfunds.com and on the Securities and Exchange Commission’s website at www.sec.gov.

Information relating to how each Fund voted proxies relating to portfolio securities held during the most recent twelve months ended June 30 is available on the Funds’ website at www.ridgeworthfunds.com and on the Securities and Exchange Commission’s website at www.sec.gov.

Portfolio Holdings Information

The Funds file a complete list of their portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available free of charge on the Securities and Exchange Commission’s website at www.sec.gov. You may also review or, for a fee, copy those documents by visiting the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission at 1-202-551-8090.

39

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Investment Adviser:
RidgeWorth Capital Management, Inc.
This information must be preceded or accompanied by a current prospectus for each Fund described. An investor should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing or sending money. This and other important information about RidgeWorth Funds can be found in the Fund’s prospectus. For additional information, please call 1-888-784-3863, or visit www.ridgeworthfunds.com. Please read the prospectus carefully before investing.
Distributor:
Foreside Distribution Services, L.P.
     Not FDIC Insured • No Bank Guarantee • May Lose Value
RFAR-IMM-0308
5/08

2008 Annual Report
Equity Funds
March 31, 2008

RIDGEWORTH FUNDS March 31, 2008

Letter to Shareholders	1

Management Discussion of Fund Performance

Equity Funds:
Aggressive Growth Stock Fund	3
Emerging Growth Stock Fund	5
International Equity Fund	7
International Equity Index Fund	9
Large Cap Core Equity Fund	11
Large Cap Growth Stock Fund	13
Large Cap Quantitative Equity Fund	15
Large Cap Value Equity Fund	17
Mid-Cap Core Equity Fund	19
Mid-Cap Value Equity Fund	21
Select Large Cap Growth Stock Fund	23
Small Cap Growth Stock Fund	25
Small Cap Value Equity Fund	27

Asset Allocation Funds:
Life Vision Aggressive Growth Fund	29
Life Vision Conservative Fund	31
Life Vision Growth and Income Fund	33
Life Vision Moderate Growth Fund	35
Life Vision Target Date 2015	37
Life Vision Target Date 2025	39
Life Vision Target Date 2035	41

Schedules of Portfolio Investments	43

Statements of Assets and Liabilities	99

Statements of Operations	103

Statements of Cash Flows	107

Statements of Changes in Net Assets	108

Financial Highlights	120

Notes to Financial Statements	133

Report of Independent Registered Public Accounting Firm	151

Other Federal Tax Information	152

Trustees and Officers of the RidgeWorth Funds	153

Additional Information	155

LETTER TO SHAREHOLDERS
March 31, 2008
Dear Valued RidgeWorth Funds Shareholder,
The first quarter 2008 was challenging for the economy and difficult for the markets, which prompted an aggressive monetary and fiscal policy response. Growth slowed, economic and financial headwinds intensified, and investors became considerably more risk averse. The domestic S&P 500 index lost nearly 9.5% and the international MSCI EAFE stock index fell almost 9%. Bond returns, as measured by the Lehman Aggregate Bond Index, gained a bit over 2% during the period, but sector performance varied greatly.
Economic momentum deteriorated during the quarter with much of the pressure falling on the consumer. Incomes were pressured by a drop in jobs and a rise in the unemployment rate, while spending was hampered by higher food and energy prices as well as a further deterioration in the housing market and tighter credit conditions. The bright spot for the U.S. economy was strong growth in exports, which now represent over 12.5% of aggregate activity. Headline inflation moved higher as a result of increased commodity costs and the value of the dollar continued its slide.
The weakening economy prompted an aggressive and innovative monetary and fiscal policy response, not unlike the cavalry riding to the rescue in the old western movies. The Federal Reserve supplemented its traditional rate cutting actions with the creation of expanded lending facilities designed to provide much-needed liquidity to the troubled mortgage markets. Moreover, domestic monetary policy moves to increased liquidity were coordinated with foreign central banks. On the fiscal policy front, the President proposed and the Congress passed a $168 billion short term stimulus package.
The economic slowdown hit all sectors of the stock market in the first quarter but especially Technology, Financials, Telecom and Health Care. Commodity-linked and less cyclical stocks such as Consumer Staples and Materials experienced more moderate declines. Large-Cap and International stocks enjoyed relative outperformance, while Emerging Market equities and the Growth style lagged. Stock selection was particularly difficult in the first quarter with roughly two-thirds of Large-Cap money managers underperforming against their respective benchmark.
The sharp drop in short-term interest rates by the Fed helped continue the rally in bond aggregates, but credit quality and liquidity concerns prompted a flight to high quality Treasury bonds and away from Corporate and High Yield bonds. Investment-Grade Corporate bonds underperformed Treasuries by over 4.5% in the first quarter while High Yield bonds lagged Treasuries by nearly 7.5%. Municipal bonds were also caught up in the wave of illiquidity related to auction rate preferred market and declined 0.6%.
Looking ahead, economic growth could remain sluggish over the near term. However, the average length of recessions in the post-war era is ten months, and the consensus is that this current soft patch will be relatively shallow. Perhaps more importantly for investors, the equity markets have already discounted much if not all of the current weakness during the past two quarters, and the foundation for the next equity upturn is being laid. Market valuations are reasonable on an absolute basis and inexpensive relative to bonds. In the fixed-income markets, credit spreads widened dramatically from excessively narrow levels and are near historic highs.

1

The Federal Reserve cut short-term interest rates sharply, developed new and innovative ways to add liquidity to the system, and committed to taking additional steps as needed to restoring market vitality. The yield curve is significantly steeper. Congress passed a near-term stimulus package due to take effect in the second quarter and is working on legislation to provide direct support to the housing market. In addition, while much of the media attention is focused on Financials, overall corporate share buybacks are at an all time high, cash on corporate balance sheets relative to GDP1 is at the second highest level since the early 1950’s, and many corporations don’t depend on these newly troubled types of financing. These conditions and developments argue for improving market performance as the year unfolds.
We stressed maintaining portfolio quality over the past several quarters while optimism was excessive and downside risks were elevated. The first quarter was challenging on a number of fronts, but our emphasis on quality helped dampen the impact of a difficult market. Now we believe that opportunities are emerging from that period of stress that will help build long term wealth. We have the depth and breadth of experience and resources in asset allocation and portfolio construction to help you achieve your goals.
We close this letter, as always, with thanks to you our valued client. We appreciate your support and look forward to continuing to serve you.
Sincerely,

David H. Eidson	Ashi Parikh
Chairman and CEO	President and CIO
RidgeWorth Capital Management, Inc.	RidgeWorth Capital Management, Inc.

[1]	The monetary value of all the goods and services produced by an economy over a specified period. It includes consumption, government purchases, investments, and exports minus imports.

2

AGGRESSIVE GROWTH STOCK FUND
Portfolio Manager(s)
• Nancy Zevenbergen, CFA , CIC
• Brooke de Boutray, CFA, CIC
• Leslie Tubbs, CFA, CIC
Investment Concerns
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments.
Mid capitalization companies typically have a higher risk of failure and historically have experienced a greater degree of volatility.
Management Discussion of Fund Performance
How did the Fund perform against its benchmark for the period ended March 31, 2008?
The Aggressive Growth Stock Fund returned -2.12% (I Shares), slightly trailing the -1.45% return for the Fund’s benchmark, the Russell 3000® Growth Index for the period ended March 31, 2008. Growth style investing was favored for the first nine months, however, stressed credit markets and a slumping economy took hold in the last quarter and all major indices declined. Outsized negative Fund returns in the final quarter left overall performance for the fiscal year in line with the benchmark.
Stock selection in Telecom Services, Information Technology, and Consumer Discretionary sectors proved most challenging to performance, with a handful of stocks responsible for the majority of losses. Industrial and Health Care sector holdings were positive catalysts for the Fund.1
What factors influenced the Fund’s performance for the period ended March 31, 2008?
The Fund’s highly concentrated positions led individual stock performance to drive overall returns (typically 80% of out/ underperformance is attributed to stock selection). The top three performance detractors were NII Holdings, Inc., Cognizant Technology Solutions Corp., and Starbucks Corporation. Performance contributors included First Solar, Inc., Apple Inc., and aQuantive, Inc.1
How do you plan to position the Fund, based on market conditions?
We have reviewed projected earnings for Fund holdings and reduced estimates to account for further economic weakness where appropriate, striving for a realistic balance between the dismal top-down outlook and robust bottom-up market expectations.
Investor sentiment creates market volatility. Instead of striving to predict the bottom, our research and portfolio positioning centers on individual company fundamentals, combined with long-term outlook and guidance. We are emphasizing companies able to grow earnings independent of a slowing domestic economy. Our research strives to uncover companies with new product opportunities or other catalysts that spur earnings growth whether in a recessionary environment or not. Remembering that the best investments are made when the popular sentiment is most negative, our investment strategy is to remain patient and focus on our research.

[1]	Portfolio composition subject to change.

3

AGGRESSIVE GROWTH STOCK FUND
This chart assumes an initial hypothetical investment of $10,000 made on 2/23/04. Total return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.
The Fund’s performance is compared to the Russell 3000® Growth Index which measures the performance of those securities found in the Russell Universe with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000® Growth or the Russell 2000®Growth indices. The index is unmanaged and does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index.

			Average Annual Total Returns as of 3/31/08
					Since
Aggressive Growth Stock Fund		Inception Date	1 Year	3 Year	Inception

A Shares	without sales charge	02/23/04	-2.46%	7.49%	5.01%
	with sales charge*		-8.04%	5.39%	3.51%
C Shares	without CDSC	02/23/04	-3.17%	6.70%	4.29%
	with CDSC*		-4.11%	6.70%	4.29%
I Shares		02/23/04	-2.12%	7.75%	5.33%
Russell 3000® Growth Index			-1.45%	6.30%	—

Prospectus Expense Ratio[1]	Gross
A Shares	1.47%
C Shares	2.17%
I Shares	1.17%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworthfunds.com.

*	Class A Share performance reflects the maximum front-end sales charge of 5.75% and Class C Shares reflect the maximum CDSC (contingent deferred sales charge) of 1.00% in year one only.

[1]	Additional information pertaining to the March 31, 2008 expense ratios can be found in the financial highlights.

4

EMERGING GROWTH STOCK FUND
Portfolio Manager(s)
• Nancy Zevenbergen, CFA, CIC
• Brooke de Boutray, CFA, CIC
• Leslie Tubbs, CFA, CIC
Investment Concerns
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.
Management Discussion of Fund Performance
How did the Fund perform against its benchmark for the period ended March 31, 2008?
For the 12-month period ended March 31, 2008, the Emerging Growth Stock Fund returned -6.29% (I Shares), trailing the -4.55% return for the Fund’s benchmark, the Russell Midcap® Growth Index. Growth style investing was favored for the first nine months, however, stressed credit markets and a slumping economy took hold in the last quarter and all major indices declined. Small -cap growth stocks fell twice that of their mid-cap brethren posing an additional challenge, as two-thirds of the Fund was invested in stocks primarily under $5 billion in market cap.
Stock selection in Telecom Services and Consumer Discretionary sectors proved most challenging, with a handful of stocks responsible for the majority of losses. The Fund’s lack of exposure to the Energy sector (highest absolute benchmark return and contributor), also posed a performance challenge (it’s atypical for the Fund to invest in this sector due to its cyclical nature).1
What factors influenced the Fund’s performance for the period ended March 31, 2008?
The Fund’s highly concentrated positions led individual stock performance to drive overall returns (typically 80% of out/ underperformance is attributed to stock selection). The top three performance detractors were NII Holdings, lnc., Cognizant Technology Solutions Corp. and CB Richard Ellis Group, Inc. Performance contributors included First Solar, Inc., SunPower Corporation and aQuantive, Inc.1
How do you plan to position the Fund, based on market conditions?
We have reviewed projected earnings for Fund holdings and reduced estimates to account for further economic weakness where appropriate, striving for a realistic balance between the dismal top-down outlook and robust bottom-up market expectations.
Investor sentiment creates market volatility. Instead of striving to predict the bottom, our research and portfolio positioning centers on individual company fundamentals, combined with long-term outlook and guidance. We are emphasizing companies able to grow earnings independent of a slowing domestic economy. Our research strives to uncover small- and mid-size companies with new product opportunities or other catalysts that spur earnings growth whether in a recessionary environment or not. Remembering that the best investments are made when the popular sentiment is most negative, our investment strategy is to remain patient and focus on our research.

[1]	Portfolio composition subject to change.

5

EMERGING GROWTH STOCK FUND
This chart assumes an initial hypothetical investment of $10,000 made on 2/23/04. Total return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.
The Fund’s performance is compared to the Russell Midcap® Growth Index which measures the performance of those companies found in the Russell Midcap® Universe with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000® Growth Index. The index is unmanaged and does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index.

			Average Annual Total Returns as of 3/31/08
					Since
Emerging Growth Stock Fund		Inception Date	1 Year	3 Year	Inception

A Shares	without sales charge	02/23/04	-6.52%	8.69%	4.53%
	with sales charge*		-11.88%	6.57%	3.03%
C Shares	without CDSC	02/27/04	-7.14%	7.96%	3.54%
	with CDSC*		-7.98%	7.96%	3.54%
I Shares		02/23/04	-6.29%	9.02%	4.87%
Russell Midcap® Growth Index			-4.55%	7.77%	—

Prospectus Expense Ratio[1]	Gross
A Shares	1.48%
C Shares	2.18%
I Shares	1.18%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworthfunds.com.

*	Class A Share performance reflects the maximum front-end sales charge of 5.75% and Class C Shares reflect the maximum CDSC (contingent deferred sales charge) of 1.00% in year one only.

[1]	Additional information pertaining to the March 31, 2008 expense ratios can be found in the financial highlights.

6

INTERNATIONAL EQUITY FUND
Portfolio Manager
• Chad Deakins, CFA
Investment Concerns
International investing involves increased risk and volatility.
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.
Management Discussion of Fund Performance
How did the Fund perform against its benchmark for the period ended March 31, 2008?
The International Equity Fund returned -4.16% (I Shares) for the trailing 1 2-month period ended March 31, 2008, while the Fund’s benchmark, the MSCI EAFE Index returned -2.70% during the period. The Fund slightly trailed the benchmark, giving up its lead in the fourth quarter as the global equity markets fell sharply because of the credit crisis. China led the pack to the downside, down 26.60% followed by Hong Kong and Greece which were down 18.49% and 15.83%, respectively. New Zealand also had a weak year, down 14.69%. Finding a country with a positive absolute return was difficult with Bermuda up 10.86% and Luxembourg up 3.73%. Denmark had a relatively flat year, resulting in a 0.04% return. The markets experienced a significant shift in leadership: a style shift from value to growth and a market-cap shift from small cap to large cap.
Volatility in the global financial markets was at the forefront of investors’ minds as well as fears that the U.S. might move into a recession. Structural volatility has risen and historically is slow to come down. Many also questioned whether the troubles in the U.S. would spread which fed fears of a global credit contagion. The Federal Reserve’s (the “Fed”) support of the U.S. credit markets eased investors’ fears but did little to subdue the volatility.
What factors influenced the Fund’s performance for the period ended March 31, 2008?
As stated above, the Fund was ahead of the benchmark until mid-fourth quarter 2007 when the global equity markets sharply corrected. During most of 2007, positive economic outlook for emerging markets boosted commodity prices, and strong demand for those commodities drove the global industrial names in construction machinery and marine transport. The Fund had a pro-growth tilt with significant exposure to the global industrial and commodity names. Initially, as the credit crisis spread around the globe, we believe that the unwinding of hedge funds negatively affected global equity markets, particularly hard-hit were recent winners. Financials were hit hard as well due to subprime mortgage exposure. However, as the credit crisis started to cast a shadow on real economic growth, other cyclical sectors were affected in anticipation of slower global economic growth.
How do you plan to position the Fund, based on market conditions?
The Fund continually looks to stay overweight in companies that we believe will benefit from the industrial build-out of emerging economies and will be bargain-hunting in financials. We will continue to stay with the largest companies with strong balance sheets as they can take advantage of weaker companies that are suffering the pressure of the tightened credit markets.1

[1]	Portfolio composition subject to change.

7

INTERNATIONAL EQUITY FUND

This chart assumes an initial hypothetical investment of $10,000 made on 3/31/98. Total return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.
The Fund’s performance is compared to the Morgan Stanley Capital International Europe, Australasia and Far East (“MSCI EAFE”) Index, which is a market capitalization-weighted equity index comprising 20 of the 48 countries in the MSCI universe and representing the developed world outside of North America. Each MSCI country index is created separately then aggregated, without change, into regional MSCI indices. EAFE performance data is calculated in U.S. dollars and in local currency. The index is unmanaged and does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index.

		Average Annual Total Returns as of 3/31/08
International Equity Fund		1 Year	3 Year	5 Year	10 Year

A Shares	without sales charge	-4.45%	11.86%	19.42%	4.37%
	with sales charge*	-9.96%	9.68%	18.01%	3.75%
C Shares	without CDSC	-5.09%	11.05%	18.62%	3.64%
	with CDSC*	-5.90%	11.05%	18.62%	3.64%
I Shares		-4.16%	12.14%	19.82%	4.73%
MSCI EAFE Index		-2.70%	13.32%	21.40%	6.18%

Prospectus Expense Ratio[1]	Gross
A Shares	1.52%
C Shares	2.22%
I Shares	1.22%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworthfunds.com.

*	Class A Share performance reflects the maximum front-end sales charge of 5.75% and Class C Shares reflect the maximum CDSC (contingent deferred sales charge) of 1.00% in year one only.

[1]	Additional information pertaining to the March 31, 2008 expense ratios can be found in the financial highlights.

8

INTERNATIONAL EQUITY INDEX FUND
Portfolio Manager(s)
•	Chad Deakins, CFA
•	Matthew Welden
Investment Concerns
International investing involves increased risk and volatility.
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.
It is important to remember that there are risks associated with index investing, including the potential risk of market decline, as well as the risks associated with investing in specific companies.
Management Discussion of Fund Performance
How did the Fund perform against its benchmark for the period ended March 31, 2008?
The International Equity Index Fund tracked the MSCI EAFE GDP Weighted Index (net dividend), the Fund’s benchmark, very well for the fiscal year ended March 31, 2008. Our stratified sampling strategy continues to track the index with minimal tracking error while allowing us to avoid illiquid names that would cause trading difficulties.
The International Equity Index Fund returned -2.03% (I Shares) for the 12-month period ended March 31, 2008 and was roughly in line with the MSCI EAFE GDP Index which returned -1.74% (net dividend) for the period. Statistics remained strong for the Fund with Beta1 above 0.9 and R Squared1 above 95%. These measures reflect the efficiency and effectiveness of our investment process.
What factors influenced the Fund’s performance for the period ended March 31, 2008?
Recently, the most influential factor in global and domestic financial markets has been volatility and the contraction of the credit markets. There was much discussion around fears that the U.S. might move into a recession. Many also questioned whether the troubles in the U.S. would spread which fed fears of a global credit contagion. The Federal Reserve’s (the “Fed”) support of the U.S. credit markets eased investors’ fears but did little to subdue the volatility.
From an MSCI EAFE GDP standpoint, exposure to Germany proved helpful as well as Spain and other European countries. Weakness in Japanese markets which were down more than 14% during the period proved the most detrimental contributor.2
Investor flows into foreign stock funds continue to be stronger than those into funds investing primarily in U.S. based companies. However, the differential between the two is not as large as in years past. This contraction is as expected given the year ended March 31, 2007 return of the MSCI EAFE GDP of 20.63% (net) versus the same period in 2008 of -1.74% (net).
How do you plan to position the Fund, based on market conditions?
Volatility will remain at the forefront until the extent of the credit contraction is fully digested in the U.S. and abroad. The Fund will continue to utilize its stratified sampling strategy to offer broad and diversified exposure to international markets.2

[1]	Beta is a means of measuring the volatility of a security or portfolio of securities in comparison with the market as a whole. A beta of 1 indicates that the security will move with the market; greater than 1 indicates that it is more volatile than the market, and less than 1 indicates that it is less volatile than the market. The R-squared measures the percentage of a fund’s movement that is explained by movements in the market index, and helps indicated the accuracy of a fund’s alpha and beta.

[2]	Portfolio composition subject to change.

9

INTERNATIONAL EQUITY INDEX FUND
This chart assumes an initial hypothetical investment of $10,000 made on 3/31/98. Total return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.
Effective March 31, 2008 the Fund transitioned its benchmark index from the Morgan Stanley Capital International, Europe, Australasia and Far East Index (MSCI EAFE Index (GDP Weighted) Price Only) to the MSCI EAFE Index (GDP Weighted) Net Dividend. The MSCI EAFE Index (GDP Weighted) is a widely-recognized, market capitalization index that measures market equity performance based upon indices from 21 foreign and developed counties. The country weighting of the Index is calculated using the gross domestic product of each of the various countries and then with respect of the market capitalization of the various companies operating in each country. The index is unmanaged and does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index.

		Average Annual Total Returns as of 3/31/08
International Equity Index Fund		1 Year	3 Year	5 Year	10 Year
A Shares	without sales charge	-2.29%	13.52%	21.56%	6.21%
	with sales charge*	-7.91%	11.32%	20.14%	5.59%
C Shares	without CDSC	-3.01%	12.67%	20.71%	5.51%
	with CDSC*	-3.97%	12.67%	20.71%	5.51%
I Shares		-2.03%	13.80%	21.99%	6.63%
MSCI EAFE Index (GDP Weighted) Net Dividend		-1.74%	14.28%	23.07%	7.36%
MSCI EAFE Index (GDP Weighted) Price Only		-4.08%	11.70%	20.42%	5.48%

Prospectus Expense Ratio[1]	Gross
A Shares	0.91%
C Shares	1.61%
I Shares	0.61%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworthfunds.com.

*	Class A Share performance reflects the maximum front-end sales charge of 5.75% and Class C Shares reflect the maximum CDSC (contingent deferred sales charge) of 1.00% in year one only.

[1]	Additional information pertaining to the March 31, 2008 expense ratios can be found in the financial highlights.

10

LARGE CAP CORE EQUITY FUND
Portfolio Manager
•	Jeffrey E. Markunas, CFA
Investment Concerns
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.
Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.
Management Discussion of Fund Performance
How did the Fund perform against its benchmark for the period ended March 31, 2008?
The Large Cap Core Equity Fund returned -10.32% (I Shares) for the 12-month period ended March 31, 2008 and the S&P 500 Index returned -5.08% for the same period. The market recorded a broad based positive return in the first quarter of the fiscal year on continued strength in corporate profits, while ample liquidity and favorable credit conditions contributed to record merger and acquisition activity. By late summer, the markets transitioned to a corrective phase driven by slowing economic growth and deterioration in real estate and credit markets, adversely affecting Fund return. While Federal Reserve (the “Fed”) policy response spurred a market rally in the fall, a broad decline in the fourth fiscal quarter, led by financial and technology stocks, resulted in a decline for the full period.
What factors influenced the Fund’s performance for the period ended March 31, 2008?
The shifting economic backdrop had the most direct impact on the financial services and consumer discretionary sectors of the market. Amid a very challenging market for financials, superior stock selection and underweighting the sector provided the most positive contribution to Fund performance, while the Fund experienced pressure in consumer issues. In addition, impacting results were the ongoing popularity of emerging market and commodity-related themes as we have taken a more conservative approach to these areas given the late stages of the economic cycle. Our positioning has been early as investors sought near term earnings visibility and momentum of global cyclicals and moved to safety in utilities and high momentum growth issues. The Fund has begun to benefit from its spin-off holdings in the technology sector, an area that we believe offers sustainable earnings at reasonable valuations.1
How do you plan to position the Fund, based on market conditions?
Our overall Fund strategy and outlook remain intact. The markets will take time to digest credit and economic issues. Yet, there are signs that fears and the associated discounting in stock prices are fairly well advanced. It appears stocks are increasingly priced for a recession, whether or not the economy experiences it. With a strong policy response in place, slower but still positive global growth, reasonable valuation levels, and general strength in corporate balance sheets and cash flows, we believe the upcoming fiscal year brings the potential of a recovery from recent challenges.1
Over the past year, we have adjusted the portfolio to improve the growth profile, lower credit risk, and emphasize financial strength. Despite the recent correction in growth names, we continue to believe positioning for growth but at reasonable prices is the correct path. Stock selection emphasizes companies with attractive growth potential, reasonable valuation, and catalysts for improvement over 12-18 months. We continue to believe that our strategy will be validated and rewarded in 2008.

[1]	Portfolio composition subject to change.

11

LARGE CAP CORE EQUITY FUND
This chart assumes an initial hypothetical investment of $10,000 made on 3/31/98. Total return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.
Effective May 1, 2007 the Fund transitioned its benchmark from the Russell 1000® Value Index to the S&P 500 Index to better reflect the ongoing investment style of the Fund. The S&P 500 Index is an index of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole. The Russell 1000® Value Index is composed of the securities in the Russell 1000® Index with a less-than-average growth orientation. Companies in this index generally have low price-to-book and price-to-earning ratios, higher dividend yields, and lower forecasted growth values. These indices are unmanaged and do not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index.

		Average Annual Total Returns as of 3/31/08
Large Cap Core Equity Fund		1 Year	3 Year	5 Year	10 Year
A Shares	without sales charge	-10.60%	4.13%	11.89%	4.25%
	with sales charge*	-15.75%	2.09%	10.58%	3.63%
C Shares	without CDSC	-11.27%	3.35%	11.06%	3.47%
	with CDSC*	-12.07%	3.35%	11.06%	3.47%
I Shares		-10.32%	4.40%	12.15%	4.44%
S&P 500 Index		-5.08%	5.84%	11.32%	3.50%
Russell 1000® Value Index		-9.99%	6.01%	13.68%	5.54%

Prospectus Expense Ratio[1]	Gross
A Shares	1.10%
C Shares	1.85%
I Shares	0.85%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www. ridgeworthfunds.com.

*	Class A Share performance reflects the maximum front-end sales charge of 5.75% and Class C Shares reflect the maximum CDSC (contingent deferred sales charge) of 1.00% in year one only.

[1]	Additional information pertaining to the March 31, 2008 expense ratios can be found in the financial highlights.

12

LARGE CAP GROWTH STOCK FUND
Portfolio Manager(s)
•	Christoper Guinther
•	Michael A. Sansoterra
Investment Concerns
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments.
Management Discussion of Fund Performance
How did the Fund perform against its benchmark for the period ended March 31, 2008?
For the fiscal year ended March 31, 2008 the Large Cap Growth Stock Fund returned 0.92% (I Shares) while the Russell 1000® Growth Index returned -0.75%. The Fund exceeded the benchmark by 167 basis points (1.67%) with eight out of ten economic sectors adding value. Almost 70% of the outperformance relative to the benchmark was attributed to positive stock selection.
The low level of absolute return was caused by a dramatic market sell-off in the equity markets during the last fiscal quarter of the year. Many of the Fund’s big winners in calendar year 2007, within the technology sector, retraced their gains in the final fiscal quarter end. For example, Apple, Google and Microsoft, declined in market value by more than (20%) during the quarter.
The Fund’s outperformance relative to the benchmark was led by positive stock selection within the Healthcare sector. Gilead Sciences, a biotechnology company, Express Scripts, a pharmacy benefits manager, and Johnson & Johnson, a diversified healthcare firm, were among the best performers for company specific reasons. Additionally, good stock selection within Consumer Discretionary and Industrials sectors added positive incremental return during the year.1
What factors influenced the Fund’s performance for the period ended March 31, 2008?
During March 2007 when the Fund’s previous lead portfolio managers retired, the new investment team implemented additional risk control metrics, new compensation incentives, and restructured talent. This new team significantly outperformed the benchmark for the calendar year period 2007, and the Fund’s return exceeded the benchmark for the fiscal year.
How do you plan to position the Fund, based on market conditions?
The portfolio management team does not attempt to position the Fund based on predictions of macro-economic conditions. The strategy utilizes a balanced approach to stock selection. This balanced approach, combined with multi-dimensional risk decomposition tools allows the portfolio managers to control active risk through portfolio construction. The portfolio managers actively monitor the components of the systematic risk and aim to ensure that most of the risk relative to the index is derived from non-systematic (stock specific) risk. Sector rotation and tactical sector allocations are generally not utilized. The portfolio will be relatively sector and characteristic neutral to the index as the investment team attempts to generate alpha2 through superior, bottom-up stock selection. We believe our investment strategy is objective, balanced and designed to enable outperformance in most market cycles.
The Fund will invest in companies with reasonable valuations and improving fundamentals. Generally, the companies invested in will have shown year over year increases in operating margins, growth in revenues and exhibit improving financial returns as measured by return on incremental invested capital. By combining the income statement, balance sheet, and cash flow metrics to evaluate earnings quality, capital efficiency, and relative valuations, the portfolio managers avoid concentrating on a single attribute. Therefore, the team seeks to eliminate investment results that are directly attributed to market conditions, and add alpha through stock selection.

[1]	Portfolio composition subject to change.

[2]	Alpha measures a fund’s risk-adjusted performance and represents the difference between a fund’s actual performance and its expected performance, given its level of risk as measured by beta.

13

LARGE CAP GROWTH STOCK FUND
This chart assumes an initial hypothetical investment of $10,000 made on 3/31/98. Total return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.
Effective May 1, 2007, the Fund transitioned its benchmark index from the S&P 500 Index to the Russell 1000® Growth Index to reflect a change in the Fund’s investment strategy. The Russell 1000® Growth Index offers investors access to the large-cap growth segment of the U.S. equity universe. The index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The S&P 500 Index is an index of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole. These indices are unmanaged and do not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index.

		Average Annual Total Returns as of 3/31/08
Large Cap Growth Stock Fund		1 Year	3 Year	5 Year	10 Year

A Shares	without sales charge	0.68%	4.08%	6.57%	1.85%
	with sales charge*	-5.08%	2.05%	5.32%	1.26%
C Shares	without CDSC	-0.08%	3.35%	5.96%	1.32%
	with CDSC*	-0.81%	3.35%	5.96%	1.32%
I Shares		0.92%	4.41%	7.09%	2.42%
Russell 1000® Growth Index		-0.75%	6.33%	9.96%	1.28%
S&P 500 Index		-5.08%	5.84%	11.32%	3.50%

Prospectus Expense Ratio[1]	Gross

A Shares	1.30%
C Shares	2.00%
I Shares	1.00%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworthfunds.com.

*	Class A Share performance reflects the maximum front-end sales charge of 5.75% and Class C Shares reflect the maximum CDSC (contingent deferred sales charge) of 1.00% in year one only.

[1]	Additional information pertaining to the March 31, 2008 expense ratios can be found in the financial highlights.
14

LARGE CAP QUANTITATIVE EQUITY FUND
Portfolio Manager
•	Chad Deakins, CFA
Investment Concerns
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.
Management Discussion of Fund Performance
How did the Fund perform against its benchmark for the period ended March 31, 2008?
For the 12 month period ended March 31, 2008 the Large Cap Quantitative Equity Fund returned -6.68% (I Shares) while its benchmark, the S&P 500 Index, returned -5.08%.
What factors influenced the Fund’s performance for the period ended March 31, 2008?
In late July and early August, a severe disruption in the markets resulted in a 300 basis point (3.00%) relative performance drop and subsequent recovery over a span of just a few days. The disruption was most likely due to the liquidation of a large hedge fund suffering from a squeeze in the credit market. This liquidation applied downward pressure on stocks most investors would describe as having attractive characteristics. At the same time, the stocks possessing unfavorable characteristics were moving upward as impacted funds were forced to cover their short positions as they exited the trade. In the months that followed the temporary dislocation of the markets, the Fund rallied over 800 basis points (8.00%) in relative outperformance and was ahead of the benchmark by year-end.
On a more specific note, the Fund had strong outperformance in Financials and good results in Healthcare as well. The Fund suffered some setbacks in Information Technology by not owning some stocks that strongly outperformed in the middle of 2007.1
For 2008 year to date, the markets have been changing and volatile and the trend following aspects of the models have not positively contributed, leading to a slight underperformance. We are confident the models long-term positive track record could once again show itself in the coming year.1
How do you plan to position the Fund, based on market conditions?
We continue to believe that the most holistic method of portfolio construction is to have generally constant exposure to various classes of stock selection factors as opposed to only one or a few classes. Because these classes of factors are not perfectly correlated, we hope that the relative performance of the Fund will be less erratic than a strategy that focuses on only one or two classes. With this concept in mind, we feel that the Fund is currently well positioned for outperformance in a variety of market environments.1

[1]	Portfolio composition subject to change.
15

LARGE CAP QUANTITATIVE EQUITY FUND
This chart assumes an initial hypothetical investment of $10,000 made on 8/07/03. Total return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.
The Fund’s performance is compared to the S&P 500 Index which is an index of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole. The index is unmanaged and does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index.

			Average Annual Total Returns as of 3/31/08
					Since
Large Cap Quantitative Equity Fund		Inception Date	1 Year	3 Year	Inception

A Shares	without sales charge	10/08/03	-6.96%	3.14%	7.37%
	with sales charge*		-12.29%	1.13%	5.97%
C Shares	without CDSC	10/13/03	-7.62%	2.40%	6.01%
	with CDSC*		-8.44%	2.40%	6.01%
I Shares		08/07/03	-6.68%	3.41%	10.35%
S&P 500 Index			-5.08%	5.84%	—

Prospectus Expense Ratio[1]	Gross

A Shares	1.17%
C Shares	1.92%
I Shares	0.92%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworthfunds.com.

*	Class A Share performance reflects the maximum front-end sales charge of 5.75% and Class C Shares reflect the maximum CDSC (contingent deferred sales charge) of 1.00% in year one only.

[1]	Additional information pertaining to the March 31, 2008 expense ratios can be found in the financial highlights.
16

LARGE CAP VALUE EQUITY FUND
Portfolio Manager
•	Mills Riddick,CFA
Investment Concerns
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.
Management Discussion of Fund Performance
How did the Fund perform against its benchmark for the period ended March 31, 2008?
For the 12-month period ended March 31, 2008, the Large Cap Value Equity Fund returned -7.07% (I Shares) versus a -9.99% return for the Russell 1000® Value Index. The Fund benefited from overweight in Industrials, with a slight benefit from stock selection during the period ended March 31, 2008. Emerson Electric Co. (EMR) appreciated as the company held steadfast in product investment throughout the cycle and benefited from share gains as its late cycle markets continue to show strength. Trane Inc (TT) was a top performer owing to its acquisition by Ingersoll-Rand. Stock selection in Healthcare negatively affected performance with weakness arising from Brookdale Senior Living (BKD). Brookdale Senior Living (BKD) was negatively impacted as fears relating to the housing crisis caused a slowdown in senior living. Due to the stock’s high payout ratio, the slowdown rendered it unable to cover its dividend. The Fund benefited from stock selection in the Information Technology sector as First Data (FDC) appreciated when a private equity buyer acquired it at a premium. From an allocation standpoint, the Fund benefited from an underweight to the Financials sector, which outperformed the overall benchmark as the Fund reduced its weight due to concerns over the inverted yield curve and continued credit problems in the sub prime market. Stock selection and allocation provided a significant positive impact to performance in Consumer Staples. Colgate-Palmolive Co. (CL) and ConAgra Foods Inc. (CAG) appreciated owing to strong international sales in addition to benefiting from an investor flight to safety in consumer staples. CVS Caremark Corp. (CVS) benefited from a better than expected integration of the Caremark acquisition. Lastly, the Fund outperformed the benchmark in Utilities due to outstanding stock selection. Xcel Entergy (ETR) aided performance as increased earnings from Entergy-Nuclear drove better than expected results. FPL Group Inc. (FPL) aided by strong earnings growth resulting from its strong growth in its wind energy business.1
What factors influenced the Fund’s performance for the period ended March 31, 2008?
As previously noted, our Health Care holdings hurt performance versus our benchmark for the 12-month period. On a positive note, our bets in Energy, Utilities, and weighting in Financials continue to pay off as a softening economy continues to present favorable investing opportunities at attractive valuations.1
How do you plan to position the Fund, based on market conditions?
The Fund increased its weight in Consumer Discretionary stocks to an equal weight position as sector weakness has provided numerous opportunities, such as Darden Restaurants, which traded down significantly following weaker than expected quarterly earnings report and is now trading at recession levels. The Fund is slightly underweight in Energy but has solid positions in integrated oil companies with significant refining assets. The Fund increased its weighting in Financial stocks, although we are still underweight in the sector. We also reduced our exposure to Industrial and Material stocks during the quarter as many of our holdings reached their target prices. We continue to look for new ideas in the Financial and Consumer Discretionary space as valuations are becoming very attractive in those sectors. The Fund will continue to focus on finding high quality companies with well-defined policies trading at discounts to their historical valuations. As we reduce exposure to those segments with recent strong performance, we will rotate towards those sectors providing a more favorable risk/reward profile. 1

[1]	Portfolio composition subject to change.
17

LARGE CAP VALUE EQUITY FUND
This chart assumes an initial hypothetical investment of $10,000 made on 3/31/98. Total return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.
The Fund’s performance is compared to Russell 1000® Value Index which is composed of the securities in the Russell 1000® Index with a less-than-average growth orientation. Companies in this index generally have low price-to-book and price-to-earnings ratios, higher dividend yields, and lower forecasted growth values. The index is unmanaged and does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index.

		Average Annual Total Returns as of 3/31/08
Large Cap Value Equity Fund		1 Year	3 Year	5 Year	10 Year

A Shares	without sales charge	-7.37%	5.88%	12.53%	3.89%
	with sales charge*	-12.69%	3.80%	11.19%	3.28%
C Shares	without CDSC	-7.93%	5.19%	11.74%	3.15%
	with CDSC*	-8.75%	5.19%	11.74%	3.15%
I Shares		-7.07%	6.23%	12.91%	4.27%
Russell 1000® Value Index		-9.99%	6.01%	13.68%	5.54%

Prospectus Expense Ratio[1]	Gross

A Shares	1.13%
C Shares	1.83%
I Shares	0.83%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworthfunds.com.

*	Class A Share performance reflects the maximum front-end sales charge of 5.75% and Class C Shares reflect the maximum CDSC (contingent deferred sales charge) of 1.00% in year one only.

[1]	Additional information pertaining to the March 31, 2008 expense ratios can be found in the financial highlights.
18

MID-CAP CORE EQUITY FUND
Portfolio Manager
•	Charles B. Arrington, CFA

•	Scott Yuschak, CFA
Investment Concerns
Mid-capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure.
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.
Management Discussion of Fund Performance
How did the Fund perform against its benchmark for the period ended March 31, 2008?
The Mid-Cap Core Equity Fund returned -9.73% (I Shares) for the 12-month period ended March 31, 2008. The Fund’s benchmark, the Russell Midcap® Index, returned -8.92% for the same period. After starting strongly in the first quarter of the fiscal year, equity markets transitioned to a corrective phase driven by slowing economic growth, a decline in real estate markets, and deterioration in the credit markets. As these challenges grew over the course of the year, investment returns fell under increasing pressure with the third and fourth quarters well into negative territory.
What factors influenced the Fund’s performance for the period ended March 31, 2008?
The shifting economic backdrop had the most direct impact on the consumer discretionary and financial services sectors of the market and it was in those areas where the Fund experienced the greatest pressure. Although exposure to both areas was effectively reduced as the year progressed, we did see a number of negative earnings surprises and general pressure on share prices. Importantly, many of the mortgage-related and more highly credit-sensitive issues were removed from the portfolio in the first half of the fiscal year. The ongoing popularity of emerging market and commodity-related themes also affected results as we have taken a more conservative approach to these areas given the late stages of the economic cycle. On the positive side, the Fund’s more neutrally weighted energy holdings experienced strong returns, as did a number of holdings in the more defensive Healthcare and Consumer Staples areas. The Fund also benefited from a number of takeover transactions over the course of the year.1
How do you plan to position the Fund, based on market conditions?
The credit and economic issues facing the markets will take time to work through the system. Yet, there are signs that fears and the associated discounting in stock prices are fairly well advanced. Whether or not the economy experiences a recession, it appears stocks are increasingly priced for one. But with a strong policy response in place, slower but still positive global growth, reasonable valuation levels and general strength in corporate balance sheets and cash flows, the upcoming fiscal year brings the potential of a recovery from recent challenges.
Strategically, we are generally pleased with the portfolio’s positioning. Over the past year, we have made adjustments to improve the growth profile, lower credit risk, and emphasize financial strength. Despite the recent correction in growth names, we continue to believe positioning for growth but at reasonable prices is the correct path. Our sector emphasis is relatively neutral right now with increased focus on stock selection and sustainability of earnings growth.1

[1]	Portfolio composition subject to change.

19

MID-CAP CORE EQUITY FUND
This chart assumes an initial hypothetical investment of $10,000 made on 3/31/98. Total return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.
The Fund’s performance is compared to the Russell Midcap® Index, which is a capitalization weighted index that tracks performance of the smallest 800 securities as ranked by total market capitalization, in the medium-sized securities universe. The index is unmanaged and does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index.

	Average Annual Total Returns as of 3/31/08
Mid-Cap Core Equity Fund	1 Year	3 Year	5 Year	10 Year

A Shares without sales charge	-10.02%	5.47%	13.03%	3.40%
with sales charge*	-15.19%	3.40%	11.70%	2.79%
C Shares without CDSC	-10.62%	4.73%	12.29%	2.74%
with CDSC*	-11.41%	4.73%	12.29%	2.74%
I Shares	-9.73%	5.79%	13.44%	3.81%
Russell Midcap® Index	-8.92%	7.36%	16.31%	7.65%

Prospectus Expense Ratio[1]	Gross
A Shares	1.37%
C Shares	2.07%
I Shares	1.07%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworthfunds.com.

*	Class A Share performance reflects the maximum front-end sales charge of 5.75% and Class C Shares reflect the maximum CDSC (contingent deferred sales charge) of 1.00% in year one only.

[1]	Additional information pertaining to the March 31, 2008 expense ratios can be found in the financial highlights.

20

MID-CAP VALUE EQUITY FUND
Portfolio Manager
•	Don Wordell, CFA
Investment Concerns
Mid capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure.
Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.
Management Discussion of Fund Performance
How did the Fund perform against its benchmark for the period ended March 31, 2008?
The Mid-Cap Value Equity Fund returned -9.75% (I Shares) for the 12-month period ended March 31, 2008, outperforming the Russell Midcap® Value Index which returned -14.12% for the period. The Fund outperformed the Lipper Mid Cap Value Index1 peer group by 17 basis points (0.17%), which declined -9.92% over the same time period. The Fund benefited from an underweight to the Index within the Financials sector for the period ended March 31, 2008. Two securities significantly affected performance for the year were First Charter Corp. (FCTR), a regional financial services company that agreed to be acquired by Fifth Third Bank and Annaly Capital Management (NLY), which reacted positively as they benefited from federal fund rate cuts. Stock selection in Information Technology also contributed to the Fund’s outperformance against the benchmark, as Seagate Technology Inc. (STX) benefited from improved industry pricing to owing better-than-expected fundamentals around the seasonally strong back-to-back school and holiday periods. First Data Corp capitalized on a private equity buyer acquiring the company at a premium and Tektronix (TEK) advanced as Danaher acquired the company. Stock selection in Utilities positively influenced performance, particularly Public Service Enterprise Group (PEG), as they were rewarded with a higher multiple resulting from low marginal cost and strong earnings. Entergy (ETR) aided performance as increased earnings from Entergy-Nuclear helped drive better than expected results. Lastly, the Fund was able to benefit from a combination of stock selection and an overweight allocation in Industrials. Forward Air Corp (FWRD) appreciated as the company’s superior freight forwarding platform pushed a major competitor into bankruptcy.2
What factors influenced the Fund’s performance for the period ended March 31, 2008?
The fiscal year was marked by a steep decline in the equity markets as negative news flows fueled fears of a U.S. recession. Volatility was financial companies continued to write down assets, consumer spending decreased and commodity prices increased. Actions were taken during the year as the Federal Reserve intervened by lowering key interest rates and President Bush signed the stimulus package, but we have yet to see a significant positive impact from those actions. All these factors, to some degree, affected the Fund’s overall performance.
How do you plan to position the Fund, based on market conditions?
During the year, the Fund decreased its weighting in Utilities; however we believe that it is a long-term strategy with moderate growth potential going forward. The Fund increased its weighting in Information Technology as demand has been quite healthy and we believe companies should continue to benefit from domestic and international spending. Financials continues to be underweight; still we are becoming less bearish as declines in financial valuations are making stocks more attractive.2
We will continue to adhere to our Value process, which uncovers stocks that pay secure dividends, trade at or near the lower third of historical valuation, and possess financial stability. If any one of the above-mentioned criteria (yield, valuation, fundamentals) erodes, the stock is sold from the portfolio. The Fund will not abandon or massage the process to capture short-term performance, as history has shown, valuation disconnects tend to revert to normalcy.

[1]	The Lipper Mid Cap Value Funds Index is comprised of mutual funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Mid-cap value funds typically have a below-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P MidCap 400 Index.

[2]	Portfolio composition subject to change.

21

MID-CAP VALUE EQUITY FUND
This chart assumes an initial hypothetical investment of $10,000 made on 11/30/01. Total return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.
The Fund’s performance is compared to the Russell Midcap® Value Index, which is a widely recognized index that measures the performance of the companies in the Russell universe with lower price-to-earnings ratios and lower forecasted growth values. The index is unmanaged and does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index.

	Average Annual Total Returns as of 3/31/08
					Since
Mid-Cap Value Equity Fund	Inception Date	1 Year	3 Year	5 Year	Inception

A Shares without sales charge	10/27/03	-10.03%	7.86%	N/A	11.99%
with sales charge*		-15.20%	5.74%	N/A	10.51%
C Shares without CDSC	11/30/01	-10.72%	7.14%	15.46%	7.10%
with CDSC*		-11.45%	7.14%	15.46%	7.10%
I Shares	11/30/01	-9.75%	8.20%	16.43%	7.98%
Russell Midcap® Value Index		-14.12%	6.57%	16.77%	—

Prospectus Expense Ratio[1]	Gross
A Shares	1.36%
C Shares	2.06%
I Shares	1.06%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworthfunds.com.

*	Class A Share performance reflects the maximum front-end sales charge of 5.75% and Class C Shares reflect the maximum CDSC (contingent deferred sales charge) of 1.00% in year one only.

[1]	Additional information pertaining to the March 31, 2008 expense ratios can be found in the financial highlights.

22

SELECT LARGE CAP GROWTH STOCK FUND
Portfolio Manager
•	Christoper Guinther

•	Joe Ransom, CFA

•	Michael A. Sansoterra
Investment Concerns
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.
Management Discussion of Fund Performance
How did the Fund perform against its benchmark for the period ended March 31, 2008?
For the fiscal year ended March 31, 2008 the Select Large Cap Growth Stock Fund returned 5.30% (I Shares) while the Russell 1000® Growth Index returned -0.75%. The Fund exceeded the benchmark by 605 basis points (6.05%) with the vast percentage of the outperformance attributed to positive stock selection.
Stock selection added value in seven economic sectors. The strongest performance came from the financial stocks owned. The Fund’s financial stocks were up over 20% for the year while the financial sector of the Russell 1000® Growth Index was down 15.4%. The Fund avoided the mortgage related companies, money center banks and brokerage firms and focused on insurance and asset management firms.1
The second best performing group of stocks was the Fund’s Healthcare holdings. Gilead Sciences, a biotechnology company, Express Scripts, a pharmacy benefits manager, and Thermo Fisher Scientific, primarily a life and lab sciences firm, were among the best performers for company specific reasons. Additionally, good stock selection within Consumer Discretionary and Materials sectors added positive incremental return during the year.1
What factors influenced the Fund’s performance for the period ended March 31, 2008?
During March 2007, the Fund’s portfolio management team was restructured and new investment professionals were hired; the new investment team implemented additional risk control metrics, new compensation incentives, and restructured talent. This new team significantly outperformed the benchmark for the calendar year period 2007, and the Fund’s return exceeds the benchmark for the fiscal year.
How do you plan to position the Fund, based on market conditions?
The portfolio management team does not attempt to position the Fund based on predictions of macro-economic conditions. The strategy utilizes a balanced approach to stock selection. This balanced approach combined with multi-dimensional risk decomposition tools allows the portfolio managers to control active risk through portfolio construction. The portfolio managers actively monitor the components of the systematic risk and aim to ensure that most of the risk relative to the index is derived from non-systematic (stock specific) risk. Sector rotation and tactical sector allocations are generally not utilized. Our investment strategy is objective, balanced and designed to enable out-performance in most market cycles.
The Fund will invest in companies with reasonable valuations and improving fundamentals. Generally, the companies invested in will have shown year over year increases in operating margins, growth in revenues and exhibit improving financial returns as measured by return on incremental invested capital. By combining the income statement, balance sheet, and cash flow metrics to evaluate earnings quality, capital efficiency, and relative valuations, the portfolio managers avoid concentrating on a single attribute. Therefore, the team seeks to eliminate investment results that are directly attributed to market conditions, and add alpha2 through stock selection.

[1]	Portfolio composition subject to change.

[2]	Alpha measures a fund’s risk-adjusted performance and represents the difference between a fund’s actual performance and its expected performance, given its level of risk as measured by beta.

23

SELECT LARGE CAP GROWTH STOCK FUND
This chart assumes an initial hypothetical investment of $10,000 made on 3/31/98. Total return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.
The Fund’s performance is compared to the Russell 1000® Growth Index which offers investors access to the large-cap growth segment of the U.S. equity universe. The index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The index is unmanaged and does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index.

	Average Annual Total Returns as of 3/31/08
Select Large Cap Growth Stock Fund†	1 Year	3 Year	5 Year	10 Year

A Shares without sales charge	4.98%	5.43%	8.20%	1.95%
with sales charge*	-1.06%	3.36%	6.93%	1.34%
C Shares without CDSC	4.21%	4.68%	7.41%	1.12%
with CDSC*	3.21%	4.68%	7.41%	1.12%
I Shares	5.30%	5.74%	8.51%	2.09%
Russell 1000® Growth Index	-0.75%	6.33%	9.96%	1.28%

Prospectus Expense Ratio[1]	Net	Gross
A Shares	1.25%	1.28%
C Shares	1.95%	1.98%
I Shares	0.95%	0.98%
The Adviser has contractually agreed to waive fees and reimburse expenses until at least August 1, 2008 in order to keep total operating expenses from exceeding 1.25%, 1.95% and 0.95% for A, C, and I Shares, respectively. Without these fee waivers, performance would have been lower.
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworthfunds.com.

*	Class A Share performance reflects the maximum front-end sales charge of 5.75% and Class C Shares reflect the maximum CDSC (contingent deferred sales charge) of 1.00% in year one only.

[1]	Additional information pertaining to the March 31, 2008 expense ratios can be found in the financial highlights.

†	The I Shares were offered beginning on December 11, 1998. The performance quoted represents past performance of SunTrust Bank’s internally managed common trust fund, adjusted for fees and expenses prior to that date. The common trust fund was not registered under the 1940 Act and therefore was not subject to certain investment restrictions, which may have adversely affected performance. The A and C Shares were offered beginning on October 14, 2003 and December 15, 1998, respectively. The performance shown prior to such dates is based on the performance of the I Shares of the Fund, and has not been adjusted to reflect A Share or C Share expenses. If it had been, performance would have been lower.

24

SMALL CAP GROWTH STOCK FUND
Portfolio Manager
•	Christopher Guinther

•	Michael A. Sansoterra
Investment Concerns
Small capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure.
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.
Management Discussion of Fund Performance
How did the Fund perform against its benchmark for the period ended March 31, 2008?
For the fiscal year ended March 31, 2008 the Small Cap Growth Stock Fund returned -7.09% (I Shares) exceeding the -8.94% return for the Russell 2000® Growth Index by 185 basis points (1.85%). The vast percentage of the relative outperformance occurred due to positive stock selection. Stock selection was positive on a relative basis in all-economic sectors of the market with Information Technology being the exception.1
The Fund’s return within the Technology sector was (26.8%) with the biggest detractors being enterprise networking companies, wireless distributors, and wireless semiconductor manufacturers. Networking technology stocks performed poorly as the slowdown in IT spending became more pronounced in the first quarter of 2008. Company specific execution issues were the primary cause of the Fund’s poor performance within the wireless industry.1
Stock selection within the Consumer Discretionary and Healthcare sectors exceeded the benchmark by more than 100 basis points (1.00%) in each sector for the fiscal year ended March 31, 2008. Several of the Fund’s holdings within biotechnology and pharmaceutical industries gained more than 75%. Specifically, the big winners were BioMarin Pharmaceutical Inc., Meridian Bioscience Inc., LifeCell Corp., and MGI Pharma Inc. Additionally, several consumer related stocks added value for the Fund’s shareholder—Crocs, Chipotle, Priceline.com and Deckers Outdoor all performed well. These stocks had very strong business fundamentals and accelerating earning growth.
What factors influenced the Fund’s performance for the period ended March 31, 2008?
The small cap growth investment team was restructured in March 2007. The lead Portfolio Manager implemented additional risk control metrics, new compensation incentives, and rationalized talent and new investment professionals were hired. This new team stabilized the Fund’s poor performance that occurred in calendar 2006, and results improved dramatically. The Fund’s return exceeds the benchmark for the current fiscal year.
How do you plan to position the Fund, based on market conditions?
The portfolio management team does not attempt to position the Fund based on predictions of macro-economic conditions. The strategy utilizes a balanced approach to stock selection. This balanced approach combined with multi-dimensional risk decomposition tools allows the portfolio managers to control active risk through portfolio construction. The portfolio managers actively monitor the components of the systematic risk and aim to ensure that most of the risk relative to the index is derived from non-systematic (stock specific) risk. Sector rotation and tactical sector allocations are generally not utilized. The portfolio will be relatively sector and characteristic neutral to the index as the investment team attempts to generate alpha2 through superior, bottom-up stock selection. Our investment strategy is objective, balanced and designed to enable out-performance in most market cycles.
The Fund will invest in companies with reasonable valuations and improving fundamentals. Generally, the companies invested in will have shown year over year increases in operating margins, growth in revenues and exhibit improving financial returns as measured by return on incremental invested capital. By combining the income statement, balance sheet, and cash flow metrics to evaluate earnings quality, capital efficiency, and relative valuations, the portfolio managers avoid concentrating on a single attribute. Therefore, the team seeks to eliminate investment results that are directly attributed to market conditions, and add alpha through stock selection.

[1]	Portfolio composition subject to change.

[2]	Alpha measures a fund’s risk-adjusted performance and represents the difference between a fund’s actual performance and its expected performance, given its level of risk as measured by beta.

25

SMALL CAP GROWTH STOCK FUND
This chart assumes an initial hypothetical investment of $10,000 made on 10/08/98. Total return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.
The Fund’s performance is compared to the Russell 2000® Growth Index which is composed of the securities found in the Russell 2000® Index with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-to-earnings ratios. The index is unmanaged and does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index.

		Average Annual Total Returns as of 3/31/08
					Since
Small Cap Growth Stock Fund	Inception Date†	1 Year	3 Year	5 Year	Inception
A Shares without sales charge	10/08/98	-7.33%	2.68%	13.73%	10.87%
with sales charge*		-12.67%	0.68%	12.39%	10.18%
C Shares without CDSC	10/08/98	-7.98%	1.98%	12.98%	10.08%
with CDSC*		-8.60%	1.98%	12.98%	10.08%
I Shares	10/08/98	-7.09%	3.00%	14.11%	11.20%
Russell 2000® Growth Index		-8.94%	5.74%	14.24%	—

Prospectus Expense Ratio[1]	Gross
A Shares	1.49%
C Shares	2.19%
I Shares	1.19%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworthfunds.com.

*	Class A Share performance reflects the maximum front-end sales charge of 5.75% and Class C Shares reflect the maximum CDSC (contingent deferred sales charge) of 1.00% in year one only.

†	For periods prior to December 10, 1999 (A Shares), the quoted performance reflects the performance of the Class I Shares.

[1]	Additional information pertaining to the March 31, 2008 expense ratios can be found in the financial highlights.

26

SMALL CAP VALUE EQUITY FUND
Portfolio Manager
•	Brett Barner, CFA
Investment Concerns
Small capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure. Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.
Management Discussion of Fund Performance
How did the Fund perform against its benchmark for the period ended March 31, 2008?
For the 12-month period ended March 31, 2008, the Small Cap Value Equity Fund returned -11.23% (I Shares) versus a return of -16.88% for the benchmark, the Russell 2000® Value Index.
The primary reasons for outperformance relative to the Index was an overweight position combined with superior stock selection in Industrials. Dynamic Materials (BOOM) was a top performer as they benefited from exposure to oil & gas infrastructure build-outs worldwide. Grupo Aeroportuario del Pacifico (PAC), an airport operator in Mexico, advanced due to takeover speculation, favorable tax regulation, and low-cost carriers continuing to drive domestic demand growth. As a maker of mass transit and rail equipment, Wabtec (WAB) benefited from a shift towards personal travel by subway and freight movement by rail because of record high oil prices. Stock selection combined with an overweight position in Energy was also a significant contributor to performance. CHC Helicopter (FLI) advanced after an announcement that they agreed to be acquired by a private equity firm. Foundation Coal Holdings (FCL) benefited from favorable dynamics in the coal market. RPC Inc. (RES), an oil & gas services company, was higher due to the rise in natural gas prices and an anticipated increase in drilling activity in the U.S., which in turn should lead to an increase in demand for their services. The Fund’s underweight position in Financials relative to the Index also contributed nicely to performance.1
Stock selection in Information Technology was a significant detractor to performance. Global payment services company MoneyGram International (MGI) was lower due to a material impairment to assets on the balance sheet of the finance company. Fair Isaac (FIC) was down due to slowing fundamentals and valuation compression. Stock selection in Materials also hampered performance. Louisiana Pacific (LPX) declined as their principal business of supplying building products to the residential housing market suffered from weak housing starts. Harry Winston Diamond (HWD) declined due to the company making significant investments to further the life of its diamond mines by developing plans to go underground. This inherently adds risk to production and has caused a sell off in the stock. Lastly, the Fund’s overweight position in the Consumer Discretionary sector also detracted from performance.1
What factors influenced the Fund’s performance for the period ended March 31, 2008?
The past year was marked with a high degree of volatility as the housing market continued to deteriorate, the credit crisis unfolded, and the consumer began to be stretched thin. Commodity costs also significantly increased throughout the year, putting a great deal of pressure on many companies’ bottom lines. The Federal Reserve cut interest rates by more than half in response to the declining macro environment but we have yet to see a significant positive impact from those actions. All of these factors, to some degree, had an impact on our holdings.
How do you plan to position the Fund, based on market conditions?
The Fund will continue to utilize its bottom-up approach to stock selection. The process seeks dividend-paying stocks trading at the lower end of historical trading ranges, which display characteristics of financial strength and possess an identifiable catalyst to assist in realizing true value. The Fund does not make active sector allocations but allows the process to define sector weights. The Fund will rely on the process for direction when making alterations to sector positions.1
Due to the numerous investment opportunities we have found in the Consumer Discretionary space, the Fund is now significantly overweight in that sector at 24.5% versus the Index at 11.4%. The Fund remains overweight in Healthcare at 13.9% versus the Index at 5.7% because of the many companies with attractive valuations. While still overweight in Industrials at 20.5% versus the Index at 12.8%, we reduced our holdings in that sector throughout the year as many of our holdings reached their target price. Although the Fund is underweight in Financials at 19.7% versus the Index at 32.6%, we are looking to add to this sector as we see opportunities in companies that have sold off significantly due to concerns about their balance sheet that we believe are overdone. Information Technology remains an area where we are significantly underweight, at 4.8% versus the Index at 12.1%, due to the limited number of companies with attractive valuations. The Fund is also underweight Utilities at 1.1% versus the Index at 5.7% as we are finding better opportunities in other sectors and have concerns regarding the regulatory environment going into an election year.1

[1]	Portfolio composition subject to change.

27

SMALL CAP VALUE EQUITY FUND
This chart assumes an initial hypothetical investment of $10,000 made on 3/31/98. Total return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.
The Fund’s performance is compared to the Russell 2000® Value Index which is composed of the securities in the Russell 2000® Index with a less-than-average growth orientation. Companies in this index generally have low price-to-book and price-to-earnings ratios. The index is unmanaged and does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index.

	Average Annual Total Returns as of 3/31/08
Small Cap Value Equity Fund	1 Year	3 Year	5 Year	10 Year

A Shares† without sales charge	-11.48%	7.36%	17.23%	8.38%
with sales charge*	-16.57%	5.27%	15.85%	7.74%
C Shares† without CDSC	-11.41%	7.36%	17.05%	7.73%
with CDSC*	-12.04%	7.36%	17.05%	7.73%
I Shares	-11.23%	7.61%	17.57%	8.53%
Russell 2000 ® Value Index	-16.88%	4.33%	15.45%	7.46%

Prospectus Expense Ratio[1]	Gross
A Shares	1.44%
C Shares	1.44%
I Shares	1.19%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworthfunds.com.

*	Class A Share performance reflects the maximum front-end sales charge of 5.75% and Class C Shares reflect the maximum CDSC (contingent deferred sales charge) of 1.00% in year one only.

[1]	Additional information pertaining to the March 31, 2008 expense ratios can be found in the financial highlights.

†	The A and C Shares were offered beginning October 9, 2003 and June 6, 1997, respectively. The performance shown prior to such dates is based on the performance of the I Shares of the Fund, and has not been adjusted to reflect A Share or C Share expenses. If it had been, performance would have been lower.

28

LIFE VISION AGGRESSIVE GROWTH FUND
Portfolio Manager
•	Alan Gayle
Investment Concerns
Stocks are more volatile and carry more risk and return potential than other forms of investments. Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss. Cash equivalents offer low risk and low return potential.
Management Discussion of Fund Performance
How did the Fund perform against its benchmark for the period ended March 31, 2008?
The Life Vision Aggressive Growth Fund (I Shares) outperformed its Lipper peer group and the Fund’s Hybrid benchmark index for the fiscal year ended March 31, 2008. The Fund returned -4.59% (I Shares), the Lipper Multi-Cap Core Funds Average1 returned -5.57% and the Hybrid Index returned -5.53% for the period.
What factors influenced the Fund’s performance for the period ended March 31, 2008?
Overall, the Fund’s relative performance was due to emphasis on Large-Cap and International equities as well as the Growth style. Outperformance by many of the individual component funds also contributed to the outperformance of the Life Vision Aggressive Growth Fund.2
How do you plan to position the Fund, based on market conditions?
We believe the slow growth economic environment at the beginning of the new fiscal year is creating opportunities in several sectors and asset classes. We will adjust our market exposure to these emerging opportunities using our investment discipline metrics of absolute and relative valuation, economic and policy support, and liquidity and sentiment indicators.2

1The Lipper Multi-Cap Core Funds Average is comprised of mutual funds that invest in a variety of market capitalization ranges, without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-Cap funds will generally have between 25% to 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index. Multi-Cap Core funds have wide latitude in the companies in which they invest. These funds will normally have an average price-to-earnings ratio, price-to-book ratio, and three-year earnings growth figure, compared to the U.S. diversified multi-cap equity funds universe average.

29

LIFE VISION AGGRESSIVE GROWTH FUND
This chart assumes an initial hypothetical investment of $10,000 made on 3/31/98. Total return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.
Effective January 1, 2007, the Fund transitioned its benchmark from a Hybrid 90/10 Blend of the S&P 500 Index and the Citigroup 3-Month Treasury Bill Index to a Hybrid 85/15 blend of the Russell 3000® Index and the MSCI EAFE Index in order to on reflect broader and more diversified investment options in the Underlying Funds. The Russell 3000® Index measures the performance of the 3000 largest U.S. companies based on total market capitalization. The MSCI EAFE Index comprises 20 of the 48 countries in the MSCI universe, and represents the developed world outside of North America. These indices are unmanaged and do not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index.

Life Vision		Average Annual Total Returns as of 3/31/08
Aggressive Growth Fund		1 Year	3 Year	5 Year	10 Year

A Shares	without sales charge	-4.88%	5.68%	11.75%	4.07%
	with sales charge*	-10.34%	3.62%	10.44%	3.46%
B Shares	without CDSC	-5.25%	5.22%	11.24%	3.81%
	with CDSC*	-9.22%	4.09%	10.97%	3.81%
C Shares	without CDSC	-5.56%	4.96%	11.39%	3.90%
	with CDSC*	-6.35%	4.96%	11.39%	3.90%
I Shares		-4.59%	6.00%	12.06%	4.21%
Russell 3000® Index		-6.06%	6.10%	12.07%	3.88%
MSCI EAFE Index		-2.70%	13.32%	21.40%	6.18%
Hybrid Index (85% of the Russell 3000® Index and 15% of the MSCI EAFE Index)		-5.53%	7.19%	13.45%	4.27%

Prospectus Expense Ratio[1]	Gross
A Shares	1.37%
B Shares	1.82%
C Shares	2.07%
I Shares	1.07%
The Adviser has contractually agreed to waive fees and reimburse expenses until at least August 1, 2008 in order to keep total operating expenses (excluding underlying fund fees and expenses) from exceeding 0.50%, 0.95%, 1.20% and 0.20% for A, B, C and I Shares, respectively. Without these fee waivers, performance would have been lower. The indirect expenses of the Fund, which represent a pro-rata share of the expenses of the underlying funds in which the Fund invests, totaled 0.89% of net assets and are included in the expense ratios listed in the table above.
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworthfunds.com.

*	Class A Share performance reflects the maximum front-end sales charge of 5.75%, Class B Share performance reflect the maximum applicable CDSC (contingent deferred sales charge) and Class C Share performance reflect the maximum CDSC (contingent deferred sales charge) of 1.00% in year one only.

†	The A Shares, B Shares and C Shares were offered beginning on October 16, 2003, March 11, 2003, and April 4, 2005, respectively. The performance shown prior to such dates is based on performance of the I Shares of the Fund, and has not been adjusted to reflect A Share, B Share or C Share expenses. If it had been, performance would have been lower.

Class B Shares are closed to new investors.

[1]	Additional information pertaining to the March 31, 2008 expense ratios can be found in the financial highlights.

30

LIFE VISION CONSERVATIVE FUND
Portfolio Manager
•	Alan Gayle
Investment Concerns
Stocks are more volatile and carry more risk and return potential than other forms of investments. Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss. Cash equivalents offer low risk and low return potential.
Management Discussion of Fund Performance
How did the Fund perform against its benchmark for the period ended March 31, 2008?
The Life Vision Conservative Fund (I Shares) outperformed its Lipper peer group for the fiscal year ended March 31, 2008 and underperformed its Hybrid benchmark index. The Fund returned 3.02% (I Shares), the Lipper Corporate Debt BBB-Rated Funds Average1 returned 2.89% and the Hybrid Index returned 5.03% for the period ended March 31, 2008.
What factors influenced the Fund’s performance for the period ended March 31, 2008?
Overall, the Fund’s relative performance was due to emphasis on Large-Cap and International equities as well as the Growth style. Outperformance by many of the individual component funds also contributed to the outperformance of the Life Vision Conservative Fund in relation to the Fund’s peer group. A higher cash position in the second half of the fiscal year also cushioned portfolio performance.2
How do you plan to position the Fund, based on market conditions?
We believe the slow growth economic environment at the beginning of the new fiscal year is creating opportunities in several sectors and asset classes. We will adjust our market exposure to these emerging opportunities using our investment discipline metrics of absolute and relative valuation, economic and policy support, and liquidity and sentiment indicators.

1  The Lipper Corporate Debt BBB-Rated Funds Average is comprised of mutual funds that invests at least 65% of their assets in corporate and government debt issues rated in the top four grades.

31

LIFE VISION CONSERVATIVE FUND
This chart assumes an initial hypothetical investment of $10,000 made on 3/11/03. Total return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.
Effective January 1, 2007, the Fund transitioned its benchmark from a Hybrid 70/20/10 Blend of the Lehman Brothers U.S. Aggregate Index, S&P 500 Index and the Citigroup 3-Month Treasury Bill Index to a Hybrid 80/17/3 blend of the Lehman Brothers U.S. Aggregate Index, Russell 3000® Index and the MSCI EAFE Index in order to reflect broader and more diversified investment options in the Underlying Funds. The Russell 3000® Index measures the performance of the 3000 largest U.S. companies based on total market capitalization. The Lehman Brothers U.S. Aggregate Index is widely used to measure the overall performance of the U.S. bond market. The MSCI EAFE Index comprises 20 of the 48 countries in the MSCI universe, and represents the developed world outside of North America. These indices are unmanaged and do not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index.

			Average Annual Total Returns as of 3/31/08
Life Vision						Since
Conservative Fund		Inception Date†	1 Year	3 Year	5 Year	Inception

A Shares	without sales charge	03/11/03	2.75%	4.66%	5.89%	5.72%
	with sales charge*		-2.15%	2.99%	4.86%	4.71%
B Shares	without CDSC	03/11/03	2.23%	4.18%	5.47%	5.31%
	with CDSC*		-2.65%	2.94%	5.15%	5.31%
C Shares	without CDSC	03/11/03	2.03%	4.01%	5.59%	5.42%
	with CDSC*		1.06%	4.01%	5.59%	5.42%
I Shares		03/11/03	3.02%	4.95%	6.16%	5.99%
Lehman Brothers U.S. Aggregate Index			7.67%	5.48%	4.58%	—
Russell 3000® Index			-6.06%	6.10%	12.07%	—
MSCI EAFE Index			-2.70%	13.32%	21.40%	—
Hybrid Index (80% of the Lehman Brothers U.S. Aggregate Index, 17% of the Russell 3000® Index and 3% of the MSCI EAFE Index)			5.03%	5.90%	6.40%	—

Prospectus Expense Ratio[1]	Net	Gross
A Shares	0.96%	1.10%
B Shares	1.41%	1.55%
C Shares	1.66%	1.80%
I Shares	0.66%	0.80%
The Adviser has contractually agreed to waive fees and reimburse expenses until at least August 1, 2008 in order to keep total operating expenses (excluding underlying fund fees and expenses) from exceeding 0.50%, 0.95%, 1.20% and 0.20% for A, B, C and I Shares, respectively. Without these fee waivers, performance would have been lower. The indirect expenses of the Fund, which represent a pro-rata share of the expenses of the underlying funds in which the Fund invests, totaled 0.46% of net assets and are included in the expense ratios listed in the table above.
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworthfunds.com.

*	Class A Share performance reflects the maximum front-end sales charge of 5.75%, Class B Share performance reflect the maximum applicable CDSC (contingent deferred sales charge) and Class C Share performance reflect the maximum CDSC (contingent deferred sales charge) of 1.00% in year one only.

†	The A Shares, C Shares and I Shares were offered beginning on November 11, 2003, April 3, 2005, and November 6, 2003, respectively. The performance shown prior to such dates is based on performance of the B Shares of the Fund, and has not been adjusted to reflect A Share, C Share or I Share expenses. If it had been, performance would have been lower.

Class B Shares are closed to new investors.

[1]	Additional information pertaining to the March 31, 2008 expense ratios can be found in the financial highlights.

32

LIFE VISION GROWTH AND INCOME FUND
Portfolio Manager
•	Alan Gayle
Investment Concerns
Stocks are more volatile and carry more risk and return potential than other forms of investments. Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss. Cash equivalents offer low risk and low return potential.
Management Discussion of Fund Performance
How did the Fund perform against its benchmark for the period ended March 31, 2008?
The Life Vision Growth and Income Fund (I Shares) outperformed its Lipper peer group for the fiscal year ended March 31, 2008 and underperformed its Hybrid benchmark index. The Fund returned -2.16% (I Shares), the Lipper Multi-Cap Value Funds Average1 returned -11.06% and the Hybrid Index returned -0.90% for the period ended March 31, 2008.
What factors influenced the Fund’s performance for the period ended March 31, 2008?
Overall, the Fund’s relative performance was due to emphasis on Large-Cap and International equities as well as the Growth style. Outperformance by many of the individual component funds also contributed to the outperformance of the Life Vision Growth and Income Fund in relation to its peer group. A higher cash position in the second half of the fiscal year also cushioned portfolio performance.2
How do you plan to position the Fund, based on market conditions?
We believe the slow growth economic environment at the beginning of the new fiscal year is creating opportunities in several sectors and asset classes. We will adjust our market exposure to these emerging opportunities using our investment discipline metrics of absolute and relative valuation, economic and policy support, and liquidity and sentiment indicators.

1  The Lipper Multi-Cap Value Funds Average is comprised of mutual funds that invest in a variety of market capitalization ranges, without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-Cap funds will generally have between 25% to 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index. Multi-Cap Value funds seek long-term growth of capital by investing in companiesthat are considered to be undervalued relative to a major unmanaged stock index based on price-to-current earnings, book value, asset value, or other factors. These funds will normally have a below-average price-to-earnings ratio, price-to-book ratio, and three-year earnings growth figure, compared to the U.S. diversified multi-cap funds universe average.

33

LIFE VISION GROWTH AND INCOME FUND
This chart assumes an initial hypothetical investment of $10,000 made on 3/31/98. Total return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.
Effective January 1, 2007, the Fund transitioned its benchmark from a Hybrid 65/25/10 Blend of the S&P 500 Index, the Lehman Brothers U.S. Aggregate Index and the Citigroup 3-Month Treasury Bill Index to a Hybrid 55/35/10 blend of the Russell 3000® Index, the Lehman Brothers U.S. Aggregate Index and the MSCI EAFE Index in order to reflect broader and more diversified investment options in the Underlying Funds. The Russell 3000® Index measures the performance of the 3000 largest U.S. companies based on total market capitalization. The Lehman Brothers U.S. Aggregate Index is widely used to measure the overall performance of the U.S. bond market. The MSCI EAFE Index comprises 20 of the 48 countries in the MSCI universe, and represents the developed world outside of North America. These indices are unmanaged and do not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index.

Life Vision		Average Annual Total Returns as of 3/31/08
Growth and Income Fund		1 Year	3 Year	5 Year	10 Year

A Shares	without sales charge	-2.47%	5.40%	10.43%	4.79%
	with sales charge*	-8.11%	3.36%	9.12%	4.17%
B Shares	without CDSC	-2.89%	4.93%	9.88%	4.54%
	with CDSC*	-7.26%	3.72%	9.61%	4.54%
C Shares	without CDSC	-3.14%	4.50%	9.97%	4.57%
	with CDSC*	-4.01%	4.50%	9.97%	4.57%
I Shares		-2.16%	5.71%	10.74%	4.94%
Lehman Brothers U.S. Aggregate Index		7.67%	5.48%	4.58%	6.04%
Russell 3000® Index		-6.06%	6.10%	12.07%	3.88%
MSCI EAFE Index		-2.70%	13.32%	21.40%	6.18%
Hybrid Index (55% of the Russell 3000® Index, 35% of the Lehman Brothers U.S. Aggregate Index and 10% of the MSCI EAFE Index)		-0.90%	6.73%	10.43%	5.19%

Prospectus Expense Ratio[1]	Gross
A Shares	1.22%
B Shares	1.67%
C Shares	1.92%
I Shares	0.92%
The Adviser has contractually agreed to waive fees and reimburse expenses until at least August 1, 2008 in order to keep total operating expenses (excluding underlying fund fees and expenses) from exceeding 0.50%, 0.95%, 1.20% and 0.20% for the A, B, C and I Shares, respectively. Without these fee waivers, performance would have been lower. The indirect expenses of the Fund, which represent a pro-rata share of the expenses of the underlying funds in which the Fund invests, totaled 0.75% of net assets and are included in the expense ratios listed in the table above.
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworthfunds.com.

*	Class A Share performance reflects the maximum front-end sales charge of 5.75%, Class B Share performance reflect the maximum applicable CDSC (contingent deferred sales charge) and Class C Share performance reflect the maximum CDSC (contingent deferred sales charge) of 1.00% in year one only.

†	The A Shares, B Shares and C Shares were offered beginning on November 5, 2003, March 11, 2003, and April 5, 2005, respectively. The performance shown prior to such dates is based on the performance of the I Shares of the Fund, and has not been adjusted to reflect A Share, B Share or C Share expenses. If it had been, performance would have been lower.

Class B Shares are closed to new investors.

[1]	Additional information pertaining to the March 31, 2008 expense ratios can be found in the financial highlights.

34

LIFE VISION MODERATE GROWTH FUND
Portfolio Manager
•	Alan Gayle
Investment Concerns
Stocks are more volatile and carry more risk and return potential than other forms of investments. Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss. Cash equivalent offer low risk and low return potential.
Management Discussion of Fund Performance
How did the Fund perform against its benchmark for the period ended March 31, 2008?
The Life Vision Moderate Growth Fund (I Shares) outperformed its Lipper peer group for the fiscal year ended March 31, 2008 and underperformed its Hybrid benchmark index. The Fund returned 0.30% (I Shares), the Lipper Mixed-Asset Target Allocation Moderate Funds Average1 returned -1.68% and the Hybrid Index returned 1.09%.
What factors influenced the Fund’s performance for the period ended March 31, 2008?
Overall, the Fund’s relative performance was due to emphasis on Large-Cap and International equities as well as the Growth style. Outperformance by many of the individual component funds also contributed to the Life Vision Moderate Growth Fund outperformance. A higher cash position in the second half of the fiscal year also cushioned portfolio performance.2
How do you plan to position the Fund, based on market conditions?
We believe the slow growth economic environment at the beginning of the new fiscal year is creating opportunities in several sectors and asset classes. We will adjust our market exposure to these emerging opportunities using our investment discipline metrics of absolute and relative valuation, economic and policy support, and liquidity and sentiment indicators.

1  The Lipper Mixed-Asset Target Allocation Moderate Funds Average is comprised of mutual funds that maintain a mix of between 40%-60% equity securities, with the remainder invested in bonds, cash, and cash equivalents.

35

LIFE VISION MODERATE GROWTH FUND
This chart assumes an initial hypothetical investment of $10,000 made on 3/31/98. Total return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.
Effective January 1, 2007, the Fund transitioned its benchmark from a Hybrid 50/40/10 Blend of the S&P 500 Index, the Lehman Brothers U.S. Aggregate Index and the Citigroup 3-Month Treasury Bill Index to a Hybrid 50/42/8 blend of the Lehman Brothers U.S. Aggregate Index, the Russell 3000® Index the and the MSCI EAFE Index in order to reflect broader and more diversified investment options in the Underlying Funds. The Lehman Brothers U.S. Aggregate is comprised of securities that are SEC-registered, taxable, and dollar denominated. The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98 of the investable U.S. equity market. Morgan Stanley Capital International, Europe, Australasia and Far East (MSCI EAFE Index) a widely-recognized, market capitalization index that measures market equity performance based upon indices from 21 foreign and developed markets. These indices are unmanaged and do not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index.

Life Vision		Average Annual Total Returns as of 3/31/08
Moderate Growth Fund		1 Year	3 Year	5 Year	10 Year

A Shares	without sales charge	-0.02%	5.23%	9.06%	4.64%
	with sales charge*	-5.74%	3.17%	7.78%	4.01%
B Shares	without CDSC	-0.46%	4.77%	8.55%	4.37%
	with CDSC*	-5.22%	3.55%	8.26%	4.37%
C Shares	without CDSC	-0.66%	4.42%	8.64%	4.43%
	with CDSC*	-1.61%	4.42%	8.64%	4.43%
I Shares		0.30%	5.53%	9.33%	4.76%
Lehman Brothers U.S. Aggregate Index		7.67%	5.48%	4.58%	6.04%
Russell 3000® Index		-6.06%	6.10%	12.07%	3.88%
MSCI EAFE Index		-2.70%	13.32%	21.40%	6.18%
Hybrid Index (50% Lehman Brothers U.S. Aggregate Bond Index, 42% of the Russell 3000® Index and 8% of the MSCI EAFE Index)		1.09%	6.50%	9.13%	5.49%

Prospectus Expense Ratio[1]	Gross
A Shares	1.11%
B Shares	1.56%
C Shares	1.81%
I Shares	0.81%
The Adviser has contractually agreed to waive fees and reimburse expenses until at least August 1, 2008 in order to keep total operating expenses (excluding underlying fund fees and expenses) from exceeding 0.50%, 0.95%, 1.20% and 0.20% for A, B, C and I Shares, respectively. Without these fee waivers, performance would have been lower. The indirect expenses of the Fund, which represent a pro-rata share of the expenses of the underlying funds in which the Fund invests, totaled 0.64% of net assets and are included in the expense ratios listed in the table above.
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworthfunds.com.

*	Class A Share performance reflects the maximum front-end sales charge of 5.75%, Class B Share performance reflect the maximum applicable CDSC (contingent deferred sales charge) and Class C Share performance reflect the maximum CDSC (contingent deferred sales charge) of 1.00% in year one only.

†	The A Shares, B Shares and C Shares were offered beginning on October 10, 2003, March 11, 2003 and April 5, 2005, respectively. The performance shown prior to such dates is based on the performance of the I Shares of the Fund, and has not been adjusted to reflect A Share, B Share or C Share expenses. If it had been, performance would have been lower.

Class B Shares are closed to new investors.

[1]	Additional information pertaining to the March 31, 2008 expense ratios can be found in the financial highlights.

36

LIFE VISION TARGET DATE 2015 FUND
Portfolio Manager
•	Alan Gayle
Investment Concerns
Stocks are more volatile and carry more risk and return potential than other forms of investments. Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss. Cash equivalent offer low risk and low return potential.
Management Discussion of Fund Performance
How did the Fund perform against its benchmark for the period ended March 31, 2008?
The Life Vision Target Date 2015 Fund (I Shares) underperformed its peer group for the fiscal year ended March 31, 2008 as well as its Hybrid Index. The Fund returned -4.19% (I Shares), the Lipper Mixed-Asset Target 2020 Funds Average1 returned -2.67% and the Hybrid Index returned 0.03% for the period ended March 31, 2008.
What factors influenced the Fund’s performance for the period ended March 31, 2008?
Overall Fund relative performance was strong in the first half of the fiscal year but faded as a result of the sharp equity market correction which reduced relative performance in the second half of the fiscal year. Our emphasis on Large-Cap and International equities as well as the Growth style helped performance, but was not enough to offset the broad decline in the equity markets. A higher cash position in the second half of the fiscal year also cushioned portfolio performance.2
How do you plan to position the Fund, based on market conditions?
We believe the slow growth economic environment at the beginning of the new fiscal year is creating opportunities in several sectors and asset classes. We will adjust our market exposure to these emerging opportunities using our investment discipline metrics of absolute and relative valuation, economic and policy support, and liquidity and sentiment indicators. Additionally, as part of the target date investment process we will further trim equity exposure in the coming year to reduce portfolio risk.

1  The Lipper Mixed-Asset Target 2020 Funds Average is comprised mutual funds that seek to maximize assets for retirement or other purposes with an expected time horizon from January 1, 2016, to December 31, 2020.

37

LIFE VISION TARGET DATE 2015 FUND
This chart assumes an initial hypothetical investment of $10,000 made on 10/12/05. Total return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Fund’s performance is compared to the S&P 500 Index, the Lehman Brothers U.S. Aggregate Index, and a Hybrid blend of 60/40 (60% of the S&P 500 Index and 40% of the Lehman Brothers U.S. Aggregate Index). The S&P 500 Index is a market value-weighted index of 500 stocks designed to mimic the overall U.S. equity market’s industry weightings. The Lehman Brothers U.S. Aggregate Index is comprised of securities that are SEC-registered, taxable, and dollar denominated. These indices are unmanaged and do not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index.

Life Vision		Average Annual Total Returns as of 3/31/08
Target Date 2015 Fund		Inception Date†	1 Year	Since Inception

A Shares	without sales charge	10/12/05	-4.55%	5.65%
	with sales charge*		-10.07%	3.14%
I Shares		10/12/05	-4.19%	5.83%
S&P 500 Index			-5.08%	—
Lehman Brothers U.S. Aggregate Index			7.67%	—
Hybrid Index (60% of the S&P500 Index and 40% of the Lehman Brothers U.S. Aggregate Index)			0.03%	—

Prospectus Expense Ratio[1]	Net	Gross
A Shares	1.27%	3.27%
I Shares	0.97%	2.97%
The Adviser has contractually agreed to waive fees and reimburse expenses until at least August 1, 2008 in order to keep total operating expenses (excluding underlying fund fees and expenses) from exceeding 0.50% and 0.20%, respectively. Without these fee waivers, performance would have been lower. The indirect expenses of the Fund, which represent a pro-rata share of the expenses of the underlying funds in which the Fund invests, totaled 0.77% of net assets and are included the expense ratios listed in the table above.
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworthfunds.com.

*	Class A Share performance reflects the maximum front-end sales charge of 5.75%.

†	The A Shares were offered beginning 01/04/07. The performance shown prior to such date is that of the I Shares and has not been adjusted to reflect expenses. If it had been, performance would have been lower. The inception date for the I Shares was August 1, 2005, however, no activity occurred in the I Shares until 10/12/05.

[1]	Additional information pertaining to the March 31, 2008 expense ratios can be found in the financial highlights.

38

LIFE VISION TARGET DATE 2025 FUND
Portfolio Manager
•	Alan Gayle
Investment Concerns
Stocks are more volatile and carry more risk and return potential than other forms of investments. Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss. Cash equivalent offer low risk and low return potential.
Management Discussion of Fund Performance
How did the Fund perform against its benchmark for the period ended March 31, 2008?
The Life Vision Target Date 2025 Fund (I Shares) underperformed its peer group for the fiscal year ended March 31, 2008 as well as its Hybrid Index. The Fund returned -4.81% (I Shares), the Lipper Mixed-Asset 2030 Funds Average1 returned -4.33% and the Hybrid Index returned 0.03% for the period ended March 31, 2008.
What factors influenced the Fund’s performance for the period ended March 31, 2008?
Overall Fund relative performance was strong in the first half of the fiscal year but faded as a result of the sharp equity market correction which reduced relative performance in the second half of the fiscal year. Our emphasis on Large-Cap and International equities as well as the Growth style helped performance, but was not enough to offset the broad decline in the equity markets. A higher cash position in the second half of the fiscal year also cushioned portfolio performance.1
How do you plan to position the Fund, based on market conditions?
We believe the slow growth economic environment at the beginning of the new fiscal year is creating opportunities in several sectors and asset classes. We will adjust our market exposure to these emerging opportunities using our investment discipline metrics of absolute and relative valuation, economic and policy support, and liquidity and sentiment indicators. Additionally, as part of the target date investment process we will further trim equity exposure in the coming year to reduce portfolio risk

1The Lipper Mixed-Asset Target 2030 Funds Average is comprised of mutual funds that seek to maximize assets for retirement or other purposes with an expected time horizon from January 1, 2026, to December 31, 2030.

39

LIFE VISION TARGET DATE 2025 FUND
This chart assumes an initial hypothetical investment of $10,000 made on 10/21/05. Total return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.
The Fund’s performance is compared to the S&P 500 Index, the Lehman Brothers U.S. Aggregate Bond Index, and a Hybrid blend of 60/40 (60% of the S&P 500 Index and 40% of the Lehman Brothers U.S. Aggregate Bond Index). The S&P 500 Index is a market value-weighted index of 500 stocks designed to mimic the overall U.S. equity market’s industry weightings. The Lehman Brothers U.S. Aggregate Bond is comprised of securities that are SEC-registered, taxable, and dollar denominated. These indices are unmanaged and do not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index.

	Average Annual Total Returns as of 3/31/08
Life Vision
Target Date 2025 Fund	Inception Date†	1 Year	Since Inception

A Shares without sales charge	10/21/05	-5.11%	6.47%
with sales charge*		-10.58%	3.91%
I Shares	10/21/05	-4.81%	6.73%
S&P500 Index		-5.08%	—
Lehman Brothers U.S. Aggregate Index		7.67%	—
Hybrid Index (60% of the S&P500 Index and 40% of the Lehman Brothers U.S. Aggregate Index)		0.03%	—

Prospectus Expense Ratio[1]	Net	Gross
A Shares	1.35%	2.43%
I Shares	1.05%	2.13%
The Adviser has contractually agreed to waive fees and reimburse expenses until at least August 1, 2008 in order to keep total operating expenses (excluding underlying fund fees and expenses) from exceeding 0.50% and 0.20%, respectively Without these fee waivers, performance would have been lower. The indirect expenses of the Fund, which represent a pro-rata share of the expenses of the underlying funds in which the Fund invests, totaled 0.85% of net assets and are included in the expense ratios listed in the table above.
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworthfunds.com.

*Class A Share performance reflects the maximum front-end sales charge of 5.75%.
†The A Shares were offered beginning 07/11/06. The performance shown prior to such date is that of the I Shares and has not been adjusted to reflect expenses. If it had been, performance would have been lower. The inception date for the Fund was August 1, 2005, however, no activity occurred in the I Shares until 10/21/05.
1Additional information pertaining to the March 31, 2008 expense ratios can be found in the financial highlights.

40

LIFE VISION TARGET DATE 2035 FUND
Portfolio Manager
•	Alan Gayle
Investment Concerns
Stocks are more volatile and carry more risk and return potential than other forms of investments. Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss. Cash equivalent offer low risk and low return potential.
Management Discussion of Fund Performance
How did the Fund perform against its benchmark for the period ended March 31,2008?
The Life Vision Target Date 2035 Fund (I Shares) outperformed its peer group for the fiscal year ended March 31, 2008 though it underperformed its Hybrid Index. The Fund returned -4.70% (I Shares), the Lipper Mixed-Asset Target 2030+ Funds Average1 returned -5.06% and the Hybrid Index returned 0.03% for the period ended March 31, 2008.
What factors influenced the Fund’s performance for the period ended March 31,2008?
Overall, Fund relative performance was due to emphasis on Large-Cap and International equities as well as the Growth style. Outperformance by many of the individual component funds also contributed to the Life Vision Target Date 2035 outperformance. A higher cash position in the second half of the fiscal year also cushioned portfolio performance.2
How do you plan to position the Fund, based on market conditions?
We believe the slow growth economic environment at the beginning of the new fiscal year is creating opportunities in several sectors and asset classes. We will adjust our market exposure to these emerging opportunities using our investment discipline metrics of absolute and relative valuation, economic and policy support, and liquidity and sentiment indicators.

1The Lipper Mixed-Asset Target 2030+ Funds Average is comprised of mutual funds that seek to maximize assets for retirement or other purposes with an expected time horizon exceeding the year 2030.

41

LIFE VISION TARGET DATE 2035 FUND
This chart assumes an initial hypothetical investment of $10,000 made on 11/02/05. Total return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.
The Fund’s performance is compared to the S&P 500 Index, the Lehman Brothers U.S. Aggregate Index, and a Hybrid blend of 60/40 (60% of the S&P 500 Index and 40% of the Lehman Brothers U.S. Aggregate Index). The S&P 500 Index is a market value-weighted index of 500 stocks designed to mimic the overall U.S. equity market’s industry weightings. The Lehman Brothers U.S. Aggregate is comprised of securities that are SEC-registered, taxable, and dollar denominated. These indices are unmanaged and do not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index.

		Average Annual Total Returns as of 3/31/08
Life Vision
Target Date 2035 Fund	Inception Date†	1 Year	Since Inception

A Shares without sales charge	11/02/05	-5.00%	5.68%
with sales charge*		-10.46%	3.11%
I Shares	11/02/05	-4.70%	5.91%
S&P500 Index		-5.08%	—
Lehman Brothers U.S. Aggregate Index		7.67%	—
Hybrid Index (60% of the S&P500 Index and 40% of the Lehman Brothers U.S. Aggregate Index)		0.03%	—

Prospectus Expense Ratio[1]	Net	Gross
A Shares	1.37%	3.62%
I Shares	1.07%	3.32%
The Adviser has contractually agreed to waive fees and reimburse expenses until at least August 1, 2008 in order to keep total operating expenses (excluding underlying fund fees and expenses) from exceeding 0.50% and 0.20%, respectively. Without these fee waivers, performance would have been lower. The indirect expenses of the Fund, which represent a pro-rata share of the expenses of the underlying funds in which the Fund invests, totaled 0.87% of net assets and are included in the expense ratios listed in the table above.
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworthfunds.com.

*Class A Share performance reflects the maximum front-end sales charge of 5.75%.
†The A Shares were offered beginning 05/03/06. The performance shown prior to such date is that of the I Shares and has not been adjusted to reflect expenses. If it had been, performance would have been lower. The inception date for the Fund was August 1, 2005, however, no activity occurred in the I Shares until 11/02/05.
1Additional information pertaining to the March 31, 2008 expense ratios can be found in the financial highlights.

42

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2008  (Amounts in thousands, except Shares)
Aggressive Growth Stock Fund

	Shares or
	Principal
	Amount($)	Value($)
Common Stocks (99.7%)
Consumer Discretionary (16.2%)
Best Buy Co., Inc.(a)	75,900	3,147
Blue Nile, Inc.*	142,400	7,711
Coach, Inc.*	166,300	5,014
eBay, Inc.*	231,300	6,902
Focus Media Holding Ltd., ADR*(a)	85,000	2,988
Life Time Fitness, Inc.*	126,000	3,932
Monster Worldwide, Inc.*(a)	165,200	3,999
Nordstrom, Inc.(a)	136,500	4,450
Starbucks Corp.*(a)	208,800	3,654
Urban Outfitters, Inc.*(a)	107,300	3,364
VistaPrint Ltd.*	144,800	5,061

		50,222

Energy (1.2%)
Trina Solar Ltd., ADR*(a)	120,000	3,689

Financials (10.5%)
Alliance Data Systems Corp.*(a)	56,200	2,670
BlackRock, Inc., Cl A(a)	63,100	12,884
CB Richard Ellis Group, Inc., Cl A*(a)	69,500	1,504
Euronet Worldwide, Inc.*	225,700	4,347
Huron Consulting Group, Inc.*	126,500	5,256
Portfolio Recovery Associates, Inc.	137,300	5,889

		32,550

Health Care (24.6%)
Alcon, Inc.(a)	24,200	3,442
Allscripts Healthcare Solutions, Inc.*(a)	161,300	1,665
ArthroCare Corp.*	117,000	3,902
Celgene Corp.*	103,700	6,356
Covance, Inc.*	50,600	4,198
Genentech, Inc.*	97,700	7,931
Gilead Sciences, Inc.*	303,900	15,660
Hologic, Inc.*	107,500	5,977
IDEXX Laboratories, Inc.*(a)	76,200	3,754
Intuitive Surgical, Inc.*(a)	21,700	7,038
LifeCell Corp.*(a)	58,800	2,471
Psychiatric Solutions, Inc.*	290,500	9,854
United Therapeutics Corp.*(a)	23,100	2,003
VCA Antech, Inc.*	81,400	2,226

		76,477

Industrials (7.8%)
First Solar, Inc.*	104,800	24,223

Information Technology (33.0%)
Apple, Inc.*(a)	127,900	18,354
Baidu.com, Inc. ADR*(a)	11,900	2,852
Cisco Systems, Inc.*	350,900	8,453
Cognizant Technology Solutions Corp., Cl A*	511,000	14,732
F5 Networks, Inc.*	196,400	3,569
Google, Inc., Cl A*	31,500	13,875
MEMC Electronic Materials, Inc.*	40,400	2,864
Paychex, Inc.(a)	169,000	5,790
QUALCOMM, Inc.	264,800	10,857
Riverbed Technology, Inc.*(a)	175,900	2,614
Starent Networks Corp.*(a)	150,600	2,033
SunPower Corp., Cl A*	159,700	11,899
VMware, Inc., Cl A*(a)	104,000	4,453

		102,345

Telecommunication Services (6.4%)
American Tower Corp., Cl A*(a)	166,000	6,509
NII Holdings, Inc.*	250,600	7,964
Time Warner Telecom, Inc., Cl A*	350,300	5,426

		19,899

Total Common Stocks		309,405

Short-Term Investment (24.3%)
Credit Suisse Enhanced Liquidity Fund(b)	75,244,870	75,245

Total Short-Term Investment		75,245

Total Investments (Cost $360,462)(c) — 124.0%		384,650
Liabilities in excess of other assets — (24.0)%		(74,555)

Net Assets — 100.0%		$310,095

*	Non-income producing security.

(a)	This security or a partial position of the security was on loan as of March 31, 2008. The total value of securities on loan as of March 31, 2008, in thousands, was $73,349.

(b)	This security was purchased with cash collateral held from securities lending.

(c)	Represents cost for financial reporting purposes.

ADR — American Depositary Receipt

See Notes to Financial Statements.

43

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2008  (Amounts in thousands, except Shares)
Emerging Growth Stock Fund

	Shares or
	Principal
	Amount($)	Value($)
Common Stocks (97.8%)
Consumer Discretionary (12.2%)
Blue Nile, Inc.*	82,200	4,451
Focus Media Holding Ltd., ADR*(a)	67,700	2,380
Life Time Fitness, Inc.*	53,500	1,670
Lululemon Athletica, Inc.*(a)	25,700	730
Nordstrom, Inc.(a)	36,900	1,203
VistaPrint Ltd.*	113,300	3,960

		14,394

Energy (2.3%)
Trina Solar Ltd., ADR*(a)	86,400	2,656

Financials (16.6%)
Alliance Data Systems Corp.*(a)	36,500	1,734
BlackRock, Inc.(a)	23,800	4,860
CB Richard Ellis Group, Inc., Cl A*	28,300	612
eHealth, Inc.*(a)	52,800	1,165
Euronet Worldwide, Inc.*	142,200	2,739
Greenhill & Co., Inc.	15,900	1,106
Huron Consulting Group, Inc.*	87,600	3,640
Portfolio Recovery Associates, Inc.	86,300	3,701

		19,557

Health Care (24.8%)
Allscripts Healthcare Solutions, Inc.*(a)	72,700	750
Amylin Pharmaceuticals, Inc.*(a)	28,600	835
ArthroCare Corp.*	73,500	2,451
AspenBio Pharma, Inc.*(a)	159,800	924
Hansen Medical, Inc.*(a)	26,700	375
HMS Holdings Corp.*(a)	131,300	3,749
Hologic, Inc.*	78,400	4,359
IDEXX Laboratories, Inc.*(a)	30,600	1,507
Insulet Corp.*(a)	49,500	713
Intuitive Surgical, Inc.*(a)	12,000	3,892
LifeCell Corp.*(a)	53,800	2,261
Myriad Genetics, Inc.*(a)	29,600	1,193
Psychiatric Solutions, Inc.*	134,800	4,573
United Therapeutics Corp.*(a)	18,000	1,561

		29,143

Industrials (12.8%)
Dynamic Materials Corp.(a)	20,700	894
First Solar, Inc.*	36,600	8,460
Fuel Tech, Inc.*	161,000	3,301
Itron, Inc.*	14,000	1,263
Zoltek Cos., Inc.*(a)	41,600	1,103

		15,021

Information Technology (22.3%)
Baidu.com, Inc. ADR*(a)	9,900	2,372
Cognizant Technology Solutions Corp., Cl A*	185,900	5,360
comScore, Inc.*	23,800	477
Data Domain, Inc.*	59,600	1,418
Energy Conversion Devices, Inc.*(a)	11,700	350
F5 Networks, Inc.*	128,300	2,331
IHS, Inc., Cl A*	50,500	3,248
Omniture, Inc.*(a)	71,700	1,664
Riverbed Technology, Inc.*(a)	106,300	1,580
Shutterfly, Inc.*(a)	82,300	1,224
Starent Networks Corp.*(a)	103,200	1,393
SunPower Corp., Cl A*	63,700	4,746

		26,163

Telecommunication Services (6.8%)
Cbeyond, Inc.*	112,400	2,112
NII Holdings, Inc.*	108,400	3,445
Time Warner Telecom, Inc., Cl A*	154,900	2,399

		7,956

Total Common Stocks		114,890

Short-Term Investment (33.8%)
Credit Suisse Enhanced Liquidity Fund(b)	39,683,688	39,684

Total Short-Term Investment		39,684

See Notes to Financial Statements.

44

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2008  (Amounts in thousands, except Shares)
Emerging Growth Stock Fund — concluded

	Shares or
	Principal
	Amount($)	Value($)
Money Market Fund (3.2%)
RidgeWorth Institutional Cash Management Money Market Fund(c)	3,768,811	3,769

Total Money Market Fund		3,769

Total Investments (Cost $161,048)(d) — 134.8%		158,343
Liabilities in excess of other assets — (34.8)%		(40,915)

Net Assets — 100.0%		$117,428

*	Non-income producing security.

(a)	This security or a partial position of the security was on loan as of March 31, 2008. The total value of securities on loan as of March 31, 2008, in thousands, was $38,081.

(b)	This security was purchased with cash collateral held from securities lending.

(c)	Affiliate investment.

(d)	Represents cost for financial reporting purposes.

ADR — American Depositary Receipt

See Notes to Financial Statements.

45

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2008  (Amounts in thousands, except Shares)
International Equity 130/30 Fund

	Shares or
	Principal
	Amount($)	Value($)
Long Positions (129.6%)
Foreign Common Stocks (129.6%)

Australia (7.1%)

Centennial Coal Co., Ltd.	7,100	26
Consolidated Media Holdings, Ltd.	6,053	21
David Jones, Ltd.	3,600	12
Flight Centre, Ltd.	500	10
Fortescue Metals Group, Ltd.*	3,900	23
JB Hi-Fi, Ltd.	2,700	22
Leighton Holdings, Ltd.	566	22
Macarthur Coal, Ltd.	1,200	14
Mount Gibson Iron, Ltd.*	6,000	16
Newcrest Mining, Ltd.	453	14
Nufarm, Ltd.	1,900	30
Seven Network, Ltd.	4,800	42
Straits Resources, Ltd.	2,300	13
Westpac Banking Corp.	2,050	44

		309

Austria (1.6%)
BETandWIN.com Interactive Entertainment AG*	116	4
OMV AG	300	20
Vienna Insurance Group	600	46

		70

Belgium (1.1%)
Colruyt SA	160	41
Umicore	105	6

		47

Bermuda (5.5%)
Aircastle, Ltd.	800	9
Allied World Assurance Co. Holdings, Ltd.	500	20
Aquarius Platinum, Ltd.	900	13
Arch Capital Group Ltd.*	300	21
Aspen Insurance Holdings, Ltd.	1,000	26
Axis Capital Holdings, Ltd.	700	24
Endurance Specialty Holdings, Ltd.	700	26
Max Capital Group, Ltd.	500	13
Montpelier Re Holdings, Ltd.	1,400	22
Orient-Express Hotels, Ltd., Cl A	300	13
PartnerRe, Ltd.	400	31
Platinum Underwriters Holdings, Ltd.	600	19

		237

Brazil (4.4%)
Banco Itau Holding Financeira SA ADR	900	21
Companhia Brasileira de Distribuicao Grupo Pao de Acucar SP ADR	300	12
Companhia de Bebidas das Americas ADR	200	15
Companhia Siderurgica Nacional SA SP ADR	1,200	43
Gerdau SA SP ADR	400	12
Petroleo Brasileiro SA ADR	200	20
Unibanco- Uniao de Bancos Brasileiros SA GDR	400	47
Votorantim Celulose e Papel SA SP ADR	700	20

		190

Canada (3.3%)
Agnico-Eagle Mines, Ltd.	200	14
Barrick Gold Corp.	400	17
Kinross Gold Corp.	600	13
Manulife Financial Corp.	600	23
Open Text Corp.*	500	16
Potash Corp. of Saskatchewan, Inc.	400	62

		145

Cayman Islands (1.1%)
ACE, Ltd.	400	22
Seagate Technology	1,300	27

		49

China (2.2%)
China Coal Energy Co., Ser H	11,000	19
China Communications Construction Co., Ltd., Ser H	5,000	11
China Merchants Bank Co., Ltd., Ser H	14,000	49
China Shenhua Energy Co., Ltd., Ser H	4,500	18

		97

Denmark (2.4%)
Novo Nordisk A/S, Cl B	900	61
Vestas Wind Systems A/S*	400	44

		105

Finland (1.5%)
Nokia Corp. ADR	2,100	67

See Notes to Financial Statements.

46

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2008  (Amounts in thousands, except Shares)
International Equity 130/30 Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
France (11.4%)
Bouygues SA	800	51
Dassault Systemes SA	424	25
Electricite de France	500	43
Eramet*	11	9
Eurofins Scientific	400	40
France Telecom SA	1,300	44
Orpea*	200	12
Sanofi-Aventis ADR	1,200	45
Total SA	700	52
UbiSoft Entertainment SA*	300	26
Valeo SA	1,200	47
Veolia Environnement	500	35
Vivendi	1,700	66

		495

Germany (14.4%)
Aixtron AG*	900	12
BASF SE SP ADR	300	41
Bayer AG SP ADR	500	40
Bayerische Motoren Werke AG	400	22
Bechtle AG	625	20
comdirect bank AG	1,200	15
Conergy AG	607	13
Deutsche Beteiligungs AG	500	13
Deutsche Boerse AG	300	49
Deutsche Postbank AG	500	48
E.ON AG	300	56
Freenet AG	393	6
Hannover Rueckversicherung AG	1,100	57
K+S AG	90	30
Linde AG	200	28
Muenchener Rueckversicherungs-Gesellschaft AG	300	59
Siemens AG	500	55
Stada Arzneimittel AG	236	17
Volkswagen AG	150	43

		624

Greece (3.7%)
Alpha Bank A.E.	400	13
Coca-Cola Hellenic Bottling Co. SA	1,100	51
National Bank of Greece SA	1,100	58
OPAP SA	600	22
Public Power Corp. SA	300	13
Top Ships, Inc.*	233	2

		159

Hong Kong (5.2%)
Cheung Kong (Holdings), Ltd.	2,000	28
China Resources Enterprise, Ltd.	4,000	13
Hang Seng Bank, Ltd.	700	13
Henderson Land Development Co., Ltd.	3,000	21
Hengan International Group Co., Ltd.	6,000	21
Hong Kong Exchanges & Clearing, Ltd.	500	9
Kerry Properties, Ltd.	1,825	11
Link REIT (The)	6,000	13
New World Development Co., Ltd.	15,000	36
Ping An Insurance (Group) Co. of China, Ltd.	200	2
Shanghai Industrial Holdings, Ltd.	3,000	11
Sun Hung Kai Properties, Ltd.	3,000	47

		225

India (0.2%)
HDFC Bank, Ltd. ADR	100	10

Ireland (0.5%)
ICON PLC SP ADR*	300	19

Italy (5.1%)
A2A SpA	8,236	30
Assicurazioni Generali SpA	1,100	50
Enel SpA	5,300	56
IFI-Istituto Finanziario Industriale SpA*	1,700	47
Recordati SpA	5,400	40

		223

Japan (18.9%)
AEON Credit Service Co., Ltd.	1,000	13
Aisin Seiki Co., Ltd.	600	22
Alpine Electronics, Inc.	900	10
Asatsu-DK, Inc.	400	14
Bank of Kyoto, Ltd. (The)	2,000	24
Capcom Co., Ltd.	500	17
Daihatsu Motor Co., Ltd.	3,000	36
Futaba Industrial Co., Ltd.	500	11
GEO Corp.	17	14
Hitachi Software Engineering Co., Ltd.	1,300	30
Hitachi, Ltd. SP ADR	500	30
Ines Corp.*	3,500	17

See Notes to Financial Statements.

47

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2008  (Amounts in thousands, except Shares)
International Equity 130/30 Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Japan—continued

Japan Petroleum Exploration Co., Ltd.	200	13
Marubeni Corp.	6,000	44
Matsushita Electric Industrial Co., Ltd.	1,000	22
Mitsubishi Corp.	800	24
Mitsui & Co. Ltd.	2,000	41
Mitsui O.S.K. Lines, Ltd.	3,000	36
Namco Bandai Holdings, Inc.	1,000	14
NEC Corp.	12,000	46
Nippon Meat Packers, Inc.	2,000	30
Nippon Oil Corp.	4,000	25
Nomura Research Institute, Ltd.	800	21
Noritsu Koki Co., Ltd.	600	9
Promise Co., Ltd.	1,400	40
Seiko Epson Corp.	1,500	40
Shima Seiki Mfg., Ltd.	600	28
Takefuji Corp.	570	12
Terumo Corp.	700	37
Tokai Rika Co., Ltd.	400	10
Toyoda Gosei Co., Ltd.	400	15
Toyota Boshoku Corp.	700	21
Toyota Tsusho Corp.	600	13
Uniden Corp.	7,000	43

		822

Netherlands (2.2%)
Core Laboratories NV*	100	12
Oce NV	1,600	27
Royal Philips Electronics NV	1,100	42
TomTom NV*	300	13

		94

Norway (1.4%)
Ementor ASA*	2,000	13
Orkla ASA	1,100	14
Yara International ASA	600	35

		62

Panama (0.5%)
Willbros Group, Inc.*	700	21

Portugal (0.6%)
Banco Espirito Santo SA	900	16
Galp Energia SGPS SA*	500	12

		28

Russian Federation (0.5%)
Mechel ADR	100	11
Vimpel-Communications SP ADR	400	12

		23

Singapore (2.0%)
Fraser & Neave, Ltd.	6,000	21
Oversea-Chinese Banking Corp., Ltd.	4,000	24
Singapore Land, Ltd.	3,000	15
Wilmar International, Ltd.*	8,600	26

		86

South Korea (0.3%)
LG. Philips LCD Co., Ltd. ADR	600	13

Spain (1.7%)
Banco Santander SA SP ADR	3,700	74

Sweden (2.8%)
Getinge AB, Cl B	600	16
Scania AB	600	13
Swedish Match AB	2,500	54
Telelogic AB*	11,000	39

		122

Switzerland (5.9%)
Alcon, Inc.	100	14
BKW FMB Energie AG	100	13
Hiestand Holding AG	6	11
Huber & Suhner AG	380	19
Lonza Group AG	200	27
Nestle SA	157	78
Syngenta AG ADR	1,000	58
Xstrata PLC	500	35

		255

Taiwan (0.6%)
AU Optronics Corp. SP ADR	1,400	24

Turkey (0.3%)
Turkcell Iletisim Hizmetleri AS ADR	600	12

United Kingdom (21.2%)
3i Group PLC	1,400	23
Beazley Group PLC	4,300	14
BG Group PLC	1,900	44
BHP Billiton PLC ADR	700	41
BP PLC SP ADR	700	42
British American Tobacco PLC	1,600	60
Britvic PLC	3,400	21
Dexion Absolute, Ltd.*	3,900	12

See Notes to Financial Statements.

48

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2008  (Amounts in thousands, except Shares)
International Equity 130/30 Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
United Kingdom—continued

Diageo PLC ADR	700	57
GAME Group PLC	3,700	15
HMV Group PLC	10,200	26
ICAP PLC	3,700	42
Imperial Tobacco Group PLC	1,220	56
Johnson Matthey PLC	300	12
Man Group PLC	2,800	31
Old Mutual PLC	15,100	33
Reckitt Benckiser Group PLC	600	33
Resolution PLC	1,900	26
Royal Dutch Shell PLC ADR	1,200	83
Scottish & Newcastle PLC	1,900	30
SSL International PLC	2,500	22
Stagecoach Group PLC	2,700	13
Standard Chartered PLC	400	14
Unilever PLC SP ADR	1,300	44
Vodafone Group PLC SP ADR	2,000	59
William Morrison Supermarkets PLC	6,100	33
Yell Group PLC	11,000	34

		920

Total Foreign Common Stocks		5,627

Total Investments — 129.6%
(Total Long Positions) (Cost $5,832)(a)		5,627

Liabilities in excess of other assets — (0.3%)		(12)
Short Positions (see summary below) (29.3%)		(1,272)

Net Assets — 100.0%		$4,343

Short Positions ((29.3)%)
Foreign Common Stocks Sold Short ((29.3)%)
Australia ((1.0)%)
Billabong International, Ltd.	(774)	(9)
James Hardie Industries NV	(4,258)	(25)
Macquarie Communications Infrastructure Group	(2,936)	(11)

		(45)

Austria ((0.3)%)
Immofinanz Immobilien Anlagen AG	(1,400)	(15)

Belgium ((1.0)%)
Mobistar SA	(200)	(18)
Solvay SA	(200)	(26)

		(44)

Bermuda ((0.4)%)
Benfield Group PLC	(3,469)	(17)

Canada ((0.2)%)
Telus Corp.	(200)	(8)

Finland ((0.3)%)
Stora Enso OYJ	(1,000)	(11)

France ((3.2)%)
Air France — KLM	(900)	(25)
Neopost SA	(100)	(11)
Neuf Cegetel	(300)	(17)
Nexity	(300)	(13)
Rhodia SA*	(1,100)	(26)
SCOR SE	(600)	(14)
Sechilienne SA	(200)	(16)
Societe Immobiliere de Location pour l’Industrie et le Commerce	(100)	(15)

		(137)

Germany ((2.5)%)
Adidas AG	(400)	(27)
Continental AG	(100)	(10)
Hypo Real Estate Holdings AG	(500)	(13)
Kloeckner & Co. AG	(400)	(21)
Lanxess	(600)	(24)
Pfleiderer AG	(500)	(13)

		(108)

Greece ((0.3)%)
Aegean Marine Petroleum Network, Inc.	(400)	(14)

Italy ((1.2)%)
Banco Popolare Scarl*	(700)	(12)
Davide Campari — Milano SpA	(1,500)	(14)
Luxottica Group SpA	(1,100)	(28)

		(54)

Japan ((8.6)%)
Advantest Corp.	(600)	(16)
AEON Co., Ltd.	(1,100)	(13)
Aioi Insurance Co., Ltd.	(3,000)	(17)
Bridgestone Corp.	(800)	(14)
Casio Computer Co., Ltd.	(1,800)	(26)
Fuji Television Network, Inc.	(9)	(13)
Itochu Techno-Solutions Corp.	(800)	(24)
Marui Group Co. Ltd.	(2,000)	(21)
Meiji Dairies Corp.	(2,000)	(12)
Mitsui Fudosan Co., Ltd.	(1,000)	(20)
Nippon Electric Glass Co., Ltd.	(1,000)	(15)
Omron Corp.	(400)	(8)

See Notes to Financial Statements.

49

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2008  (Amounts in thousands, except Shares)
International Equity 130/30 Fund — concluded

	Shares or
	Principal
	Amount($)	Value($)
Japan—continued

ORIX Corp.	(90)	(12)
Sekisui House, Ltd.	(1,000)	(9)
Shimanura Co., Ltd.	(300)	(27)
Sumco Corp.	(800)	(17)
Sumitomo Realty & Development Co., Ltd.	(1,000)	(18)
Teijin, Ltd.	(3,000)	(13)
Tokuyama Corp.	(2,000)	(15)
Tokyo Electric Power Co., Inc. (The)	(100)	(3)
Tokyo Steel Manufacturing Co., Ltd.	(1,300)	(18)
Toray Industries, Inc.	(2,000)	(13)
Yamaha Motor Co., Ltd.	(1,000)	(18)
Yokogawa Electric Corp.	(1,400)	(14)

		(376)

Luxembourg ((0.3)%)
COLT Telecom Group SA*	(3,800)	(12)

Netherlands ((0.3)%)
Ordina NV	(900)	(15)

Norway ((1.0)%)
Renewable Energy Corp. AS*	(500)	(14)
Storebrand ASA	(3,600)	(28)

		(42)

Sweden ((2.6)%)
BE Group AB	(1,300)	(14)
Boliden AB	(1,300)	(14)
Electrolux AB, Ser B	(1,300)	(21)
Holmen AB*	(800)	(27)
Meda AB	(2,300)	(24)
Tele2 AB	(700)	(13)

		(113)

Switzerland ((2.3)%)
Ciba Holding AG	(400)	(15)
Clariant AG	(3,200)	(27)
SGS SA	(10)	(14)
Straumann Holdings AG	(50)	(14)
Synthes, Inc.	(200)	(28)

		(98)

Taiwan ((0.3)%)
Chunghwa Telecom Co., Ltd. ADR	(500)	(13)

United Kingdom ((3.5)%)
Barratt Developments PLC	(1,700)	(14)
Big Yellow Group PLC	(3,200)	(28)
Bovis Homes Group PLC	(1,200)	(14)
Daily Mail & General Trust PLC, Cl A	(1,400)	(12)
Enterprise Inns PLC	(1,500)	(12)
Investec PLC	(1,900)	(13)
Redrow PLC	(3,900)	(25)
Sthree PLC	(1,700)	(6)
Travis Perkins PLC	(600)	(13)
Wolseley PLC	(1,200)	(13)

		(150)

Total Foreign Common Stocks Sold Short		(1,272)

Total Investment Securities Sold Short (Proceeds $1,256)		(1,272)

*	Non-income producing security.

(a)	Represents cost for financial reporting purposes.

ADR	— American Depositary Receipt

GDR	— Global Depositary Receipt

REIT	— Real Estate Investment Trust

The investment concentrations for the International Equity 130/30 Fund as a percentage of net assets, by industry, as of March 31, 2008 were as follows:

Consumer Discretionary	8.9%
Consumer Staples	13.7
Energy	8.3
Financials	27.1
Health Care	6.1
Industrials	7.0
Information Technology	11.0
Materials	10.4
Telecommunication Services	2.5
Utilities	5.3

See Notes to Financial Statements.

50

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2008  (Amounts in thousands, except Shares)
International Equity Fund

	Shares or
	Principal
	Amount($)	Value($)
Foreign Common Stocks (97.3%)
Australia (3.1%)
BHP Billiton Ltd.(a)	139,831	4,575
David Jones, Ltd.	511,159	1,700
ING Industrial Fund	2,878,431	5,602
Origin Energy Ltd.	720,803	6,033
Rio Tinto Group Ltd.	15,194	1,701
Westpac Banking Corp.(a)	247,619	5,373
Woolworths Ltd.	367,025	9,725

		34,709

Austria (0.4%)
Vienna Insurance Group	59,223	4,537

Belgium (2.2%)
Delhaize Group(a)	77,022	6,060
Groupe Bruxelles Lambert SA	95,133	11,607
InBev NV(a)	76,999	6,775

		24,442

Bermuda (0.9%)
Credicorp Ltd.	131,134	9,408

Brazil (2.0%)
Banco do Brasil SA	359,894	4,744
Bovespa Holding SA	201,000	2,722
Companhia de Bebidas das Americas ADR	80,158	6,056
Companhia Vale do Rio Doce ADR	250,477	8,676

		22,198

Czech Republic (0.4%)
CEZ A.S.	59,964	4,599

Denmark (1.3%)
Novo Nordisk A/S, Cl B(a)	216,634	14,816

Finland (1.5%)
Nokia Corp., Cl A	506,855	16,035

France (9.3%)
BNP Paribas	59,633	6,014
Capgemini SA	89,532	5,098
France Telecom SA(a)	307,282	10,332
Lafarge SA	51,756	9,000
Societe Generale	34,941	3,421
SUEZ SA	204,191	13,400
Total SA	337,858	25,089
Unibail-Rodamco	47,203	12,147
Vinci SA(a)	112,897	8,161
Vivendi	259,493	10,138

		102,800

Germany (12.0%)
Allianz SE	58,300	11,576
BASF AG	86,984	11,759
Continental AG	30,548	3,138
Daimler AG	107,794	9,222
Deutsche Boerse AG	81,150	13,152
E.ON AG	81,436	15,195
Henkel KGaA. Vorzug	104,992	4,848
MAN AG	83,195	11,104
Muenchener Rueckversicherungs-Gesellschaft AG	48,026	9,401
RWE AG	84,520	10,439
Siemens AG	77,492	8,464
Stada Arzneimittel AG	140,242	10,213
ThyssenKrupp AG	126,375	7,230
Volkswagen AG	26,372	7,656

		133,397

Greece (0.8%)
National Bank of Greece SA ADR	828,471	8,749

Hong Kong (1.9%)
Cheung Kong (Holdings), Ltd.	332,000	4,714
Cheung Kong Infrastructure Holdings Ltd.	967,577	3,885
Industrial & Commercial Bank of China Ltd.	1,960,000	4,856
Wharf Holdings Ltd. (The)	1,566,500	7,377

		20,832

Indonesia (0.3%)
PT Bank Rakyat Indonesia	5,528,500	3,786

Ireland (0.5%)
Anglo Irish Bank Corp. PLC	372,660	5,000

Israel (0.9%)
Teva Pharmaceutical Industries Ltd. SP ADR(a)	215,325	9,946

See Notes to Financial Statements.

51

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2008  (Amounts in thousands, except Shares)
International Equity Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Italy (2.1%)
Enel SpA	957,317	10,155
Fondiaria-Sai SpA	97,145	4,024
Saipem SpA	215,759	8,733

		22,912

Japan (15.5%)
Aisin Seiki Co., Ltd.	120,000	4,479
Asahi Kasei Corp.	1,016,000	5,301
Bridgestone Corp.	267,200	4,550
Daicel Chemical Industries Ltd.	1,114,000	5,723
Daiichi Sankyo Co. Ltd.	173,183	5,118
Denki Kagaku Kogyo Kabushiki Kaisha	1,554,000	4,896
DENSO Corp.	126,800	4,097
East Japan Railway Co.	2,743	22,817
Futaba Industrial Co., Ltd.(a)	203,300	4,580
Itochu Techno-Solutions Corp.	965,000	9,528
Japan Tobacco, Inc.	1,072	5,368
KDDI Corp.	958	5,854
Komatsu Ltd.	96,664	2,682
Marubeni Corp.	1,127,000	8,210
Matsushita Electric Industrial Co., Ltd.	425,000	9,211
Mitsubishi Electric Corp.	716,000	6,193
Mitsui & Co. Ltd.	193,000	3,912
Nintendo Co. Ltd.	16,900	8,716
Nippon Chemi-Con Corp.	607,798	2,238
Nippon Telegraph & Telephone Corp.	1,016	4,384
NTT DoCoMo, Inc.	7,801	11,820
SUNDRUG Co. Ltd.(a)	117,000	3,299
Takeda Pharmaceutical Co. Ltd.	190,700	9,548
Toshiba Corp.(a)	785,670	5,250
Toyota Motor Corp.	120,300	5,999
Yamatake Corp.	287,300	8,058

		171,831

Malaysia (0.6%)
Public Bank Berhad	2,102,200	6,904

Mexico (0.6%)
America Movil SAB de C.V. ADR	104,655	6,666

Netherlands (3.1%)
Heineken NV	103,904	6,034
ING Groep NV	162,147	6,072
Koninklijke (Royal) KPN NV	450,942	7,617
Koninklijke DSM NV(a)	63,387	3,057
Royal Philips Electronics NV(a)	308,160	11,787

		34,567

New Zealand (0.4%)
Fletcher Building Ltd.	721,938	4,761

Norway (1.1%)
Statoil ASA	413,747	12,404

Philippines (0.5%)
Globe Telecom, Inc.	165,080	5,949

Russian Federation (2.8%)
Gazprom ADR	179,339	9,057
LUKOIL ADR	83,990	7,206
Mechel ADR	71,821	8,173
Mobile TeleSystems SP ADR	82,495	6,257

		30,693

Singapore (1.9%)
Ascendas Real Estate Investment Trust	2,163,000	3,741
CapitaCommercial Trust	2,221,000	3,583
Jardine Cycle & Carriage Ltd.	331,000	4,700
SMRT Corp. Ltd.	4,968,000	6,571
United Overseas Bank Ltd.	163,000	2,267

		20,862

South Africa (0.7%)
MTN Group Ltd.	511,616	7,769

South Korea (0.4%)
Samsung Electronics Co. Ltd.	7,100	4,468

Spain (3.2%)
Banco Santander Central Hispano SA	1,063,001	21,177
Telefonica SA	490,561	14,094

		35,271

See Notes to Financial Statements.

52

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2008  (Amounts in thousands, except Shares)
International Equity Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Sweden (2.4%)
Alfa Laval AB(a)	99,500	6,047
H&M Hennes & Mauritz AB(a)	149,200	9,168
Sandvik AB(a)	355,000	6,170
Swedish Match AB	224,881	4,903

		26,288

Switzerland (5.9%)
Nestle SA	47,613	23,797
Roche Holding AG(a)	106,857	20,114
Xstrata PLC	130,099	9,106
Zurich Financial Services AG(a)	40,183	12,657

		65,674

Thailand (0.6%)
Bangkok Bank Public Co. Ltd.	1,443,200	6,191

Turkey (0.2%)
Turkcell Iletisim Hizmetleri AS ADR	99,341	2,075

United Kingdom (17.8%)
AMEC PLC	336,563	4,832
Anglo American PLC	78,720	4,730
BAE Systems PLC	1,121,723	10,801
BHP Billiton PLC	387,628	11,500
BP PLC	1,696,860	17,240
British American Tobacco PLC	255,216	9,577
GAME Group PLC	1,118,571	4,711
HSBC Holdings PLC	1,364,093	22,466
Imperial Tobacco Group PLC	208,109	9,573
International Power PLC	869,641	6,868
London Stock Exchange Group PLC	226,763	5,436
National Express Group PLC	183,255	3,655
Old Mutual PLC	3,227,900	7,078
Prudential PLC	625,406	8,259
Rio Tinto PLC(a)	71,298	7,404
Royal Bank of Scotland Group PLC (The)	1,029,635	6,891
Royal Dutch Shell PLC, Cl B	166,621	5,608
SABMiller PLC	253,559	5,555
Scottish & Southern Energy PLC	261,529	7,287
SSL International PLC	608,549	5,477
Unilever PLC	227,685	7,676
Vodafone Group PLC	6,474,011	19,386
William Morrison Supermarkets PLC	1,018,720	5,544

		197,554

Total Foreign Common Stocks		1,078,093

Foreign Preferred Stocks (0.6%)
Germany (0.6%)
Fresenius AG, 1.510%	85,606	7,181

Total Foreign Preferred Stocks		7,181

Short-Term Investments (8.1%)
Brown Brothers Harriman & Co., Cayman Islands Cash Sweep	9,582,458	9,583
Credit Suisse Enhanced Liquidity Fund(b)	79,849,019	79,849

Total Short-Term Investments		89,432

Total Investments (Cost $1,069,339)(c) — 106.0%		1,174,706
Liabilities in excess of other assets — (6.0)%		(66,184)

Net Assets — 100.0%		$1,108,522

(a)	This security or a partial position of the security was on loan as of March 31, 2008. The total value of securities on loan as of March 31, 2008, in thousands, was $76,424.

(b)	This security was purchased with cash collateral held from securities lending.

(c)	Represents cost for financial reporting purposes.

ADR	— American Depositary Receipt

See Notes to Financial Statements.

53

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2008  (Amounts in thousands, except Shares)
International Equity Fund — concluded

The investment concentrations for the International Equity Fund as a percentage of net assets, by industry, as of March 31, 2008, were as follows:

Consumer Discretionary	8.6%
Consumer Staples	10.4
Energy	8.2
Financials	22.7
Health Care	7.4
Industrials	11.1
Information Technology	3.8
Materials	9.0
Metals	0.7
Short-Term Investments	8.1
Telecommunication Services	9.2
Transportation	0.3
Utilities	6.5

See Notes to Financial Statements.

54

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2008  (Amounts in thousands, except Shares)
International Equity Index Fund

	Shares or
	Principal
	Amount($)	Value($)
Foreign Common Stocks (97.3%)
Australia (4.0%)
AGL Energy Ltd.	26,548	268
Alumina Ltd.(a)	69,130	360
Amcor Ltd.	55,183	361
AMP Ltd.	111,017	796
Aristocrat Leisure Ltd.(a)	21,480	188
Asciano Group	32,635	119
Australia & New Zealand Banking Group Ltd.	98,505	2,030
AXA Asia Pacific Holdings Ltd.	53,373	268
BHP Billiton Ltd.(a)	163,303	5,343
BlueScope Steel Ltd.	44,489	401
Boral Ltd.(a)	36,417	208
Brambles Ltd.	83,736	764
Coca-Cola Amatil Ltd.	32,204	250
Commonwealth Bank of Australia	65,841	2,515
Computershare Ltd.	31,194	249
CSL Ltd.	27,225	918
CSR Ltd.	66,918	196
Fairfax Media Ltd.(a)	73,058	232
Fortescue Metals Group, Ltd.*	63,168	376
Foster’s Group Ltd.	116,499	545
GPT Group(a)	125,010	371
Insurance Australia Group Ltd.(a)	104,249	349
Lend Lease Corp., Ltd.	23,291	282
Lion Nathan Ltd.	17,992	144
Macquarie Goodman Group	86,945	342
Macquarie Group Ltd.(a)	13,989	675
Macquarie Infrastructure Group	162,988	414
Mirvac Group Ltd. REIT	61,701	227
National Australia Bank Ltd.	83,404	2,298
Newcrest Mining, Ltd.	26,755	816
Orica Ltd.	19,416	517
Origin Energy Ltd.	53,228	445
Perpetual Ltd.(a)	2,736	135
QBE Insurance Group Ltd.	49,145	997
Rio Tinto Group Ltd.	15,319	1,715
Santos Ltd.(a)	34,101	452
Sonic Healthcare Ltd.	17,439	219
Stockland Trust Group	90,329	577
Suncorp-Metway Ltd.	53,881	634
TABCORP Holdings Ltd.(a)	32,143	416
Telstra Corp. Ltd.	168,386	677
Toll Holdings, Ltd.	32,923	301
Transurban Group(a)	61,523	365
Wesfarmers Ltd.(a)	32,258	1,179
Wesfarmers Ltd. PPS(a)	9,880	363
Westfield Group REIT	103,004	1,675
Westpac Banking Corp.	102,049	2,214
Woodside Petroleum Ltd.	28,576	1,423
Woolworths Ltd.	66,899	1,773
WorleyParsons Ltd.	9,064	277
Zinifex Ltd.	29,815	272

		38,931

Austria (1.5%)
Andritz AG	3,914	215
BETandWIN.com Interactive Entertainment AG*	2,981	98
Erste Bank der oesterreichischen Sparkassen AG(a)	31,011	2,010
Flughafen Wien AG	1,197	144
IMMOEAST AG*(a)	94,183	907
Immofinanz Immobilien Anlagen AG	96,883	1,049
Meinl European Land Ltd.*	68,420	779
Oesterreichische Elektrizitaeswirtschafts AG(a)	16,456	1,171
OMV AG	30,379	2,008
Raiffeisen International Bank-Holding AG(a)	8,635	1,177
RHI AG*	2,988	120
Telekom Austria AG	64,346	1,330
Vienna Insurance Group	7,359	564
voestalpine AG	24,089	1,673
Wienerberger AG	17,194	914

		14,159

Belgium (2.0%)
Agfa-Gevaert NV	11,564	90
Barco NV	1,030	74
Belgacom	22,255	985
Colruyt SA	2,498	643
Delhaize Group	12,894	1,015
Dexia Group(a)	57,635	1,642
Fortis	244,443	6,159
Groupe Bruxelles Lambert SA	11,765	1,435
InBev NV(a)	21,704	1,910
KBC Bank & Insurance Holding Co. NV	21,225	2,752
Mobistar SA(a)	4,754	431
NV Bekaert SA	876	127

See Notes to Financial Statements.

55

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2008  (Amounts in thousands, except Shares)
International Equity Index Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Belgium—continued

Omega Pharma NV	1,645	76
Solvay SA(a)	7,502	957
UCB SA	14,904	518
Umicore(a)	18,560	966

		19,780

Bermuda (0.0%)
Invesco Ltd.	19,580	477

Cyprus (0.0%)
Prosafe SE	13,500	212

Denmark (1.6%)
A.P. Moller-Maersk A/S	142	1,585
Bang & Olufsen A/S, Cl B(a)	760	47
Carlsberg A/S, Cl B(a)	4,525	579
Coloplast A/S, Cl B	3,994	365
Danisco A/S	6,509	476
Danske Bank A/S	45,468	1,678
DSV A/S	29,250	639
FLS Industries A/S	8,000	792
GN Store Nord A/S*	17,500	87
H. Lundbeck A/S	3,800	95
Jyske Bank A/S*	8,875	596
Novo Nordisk A/S, Cl B	54,874	3,753
Novozymes A/S, Cl B	6,870	643
Sydbank A/S	9,450	344
Topdanmark A/S*(a)	2,425	408
Trygvesta A/S(a)	3,950	347
Vestas Wind Systems A/S*	22,738	2,484
William Demant Holding*(a)	3,557	284

		15,202

Finland (1.1%)
Cargotec Corp., Cl B(a)	2,801	137
Fortum Corp.*(a)	27,640	1,126
Kone Oyj, Cl B	9,498	390
Metso Corp.	8,000	432
Neste Oil Oyj(a)	9,428	330
Nokia Corp., Cl A	203,311	6,432
Sampo PLC, Cl A	26,900	728
Stora Enso Oyj(a)	36,152	417
Tietoenator Oyj(a)	2,307	57
UPM-Kymmene Corp.(a)	32,567	578

		10,627

France (10.7%)
Accor	18,918	1,382
Aeroports De Paris	3,093	352
Air France-KLM	13,269	374
Air Liquide Prime Fidelite SA	2,138	326
Air Liquide SA	17,430	2,657
Alcatel(a)	214,165	1,224
Alstom	8,395	1,820
Atos Origin SA*	7,604	423
AXA, ADR(a)	124,212	4,508
BNP Paribas	62,637	6,317
Bouygues SA	18,654	1,185
Capgemini SA	13,524	770
Carrefour SA	48,195	3,718
Casino Guichard-Perrachon SA	4,305	516
CNP Assurances SA	4,391	541
Compagnie de Saint-Gobain	23,161	1,888
Compagnie Generale de Geophysique-Veritas*	2,411	600
Compagnie Generale des Etablissements Michelin, Cl B(a)	12,416	1,296
Credit Agricole SA	48,183	1,491
Dassault Systemes SA(a)	6,765	393
Electricite de France	7,057	614
Essilor International SA	19,502	1,274
European Aeronautic Defence & Space Co.(a)	28,680	680
France Telecom SA(a)	147,135	4,947
Gaz de France(a)	14,726	889
Gecina SA(a)	1,293	193
Groupe Danone	32,142	2,874
Hermes International(a)	6,867	858
Imerys	3,354	308
Klepierre	7,191	441
L’Oreal SA	19,650	2,495
Lafarge SA(a)	11,525	2,004
Lagardere SCA	12,596	942
LVMH Moet Hennessy Louis Vuitton SA	19,008	2,115
M6 Metropole Television	8,007	178
Neopost SA	3,346	376
PagesJaunes SA(a)	12,867	229
Pernod Ricard	15,428	1,587
Pinault-Printemps-Redoute SA	6,467	958
PSA Peugeot Citroen SA	15,313	1,187
Publicis Groupe	14,846	567
Renault SA	16,893	1,869
Safran SA(a)	17,324	355
Sanofi-Aventis	80,883	6,068
Schneider Electric SA(a)	17,454	2,258
Societe BIC	3,375	208
Societe Generale	37,299	3,652

See Notes to Financial Statements.

56

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2008  (Amounts in thousands, except Shares)
International Equity Index Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
France—continued

Societe Television Francaise 1(a)	14,088	310
Sodexho Alliance SA	9,614	591
SUEZ SA	85,046	5,581
Technip SA	10,030	781
Thales	9,004	583
Thomson	30,002	208
Total SA(a)	171,187	12,712
Unibail-Rodamco	6,346	1,633
Valeo SA	8,557	339
Vallourec SA	4,259	1,034
Veolia Environnement	29,004	2,022
Vinci SA(a)	32,073	2,318
Vivendi(a)	93,370	3,648
Zodiac SA	4,517	222

		103,889

Germany (15.1%)
Adidas AG	32,186	2,144
Allianz SE	60,287	11,970
ALTANA AG	6,769	144
BASF AG	62,138	8,401
Bayer AG	96,597	7,746
Bayerische Motoren Werke AG(a)	24,347	1,347
Beiersdorf AG	14,203	1,191
Bilfinger Berger AG	6,418	552
Celesio AG	13,686	682
Commerzbank AG	85,734	2,699
Continental AG	19,986	2,053
Daimler AG(a)	126,541	10,833
Deutsche Bank AG	66,335	7,540
Deutsche Boerse AG	27,438	4,447
Deutsche Lufthansa AG	33,601	911
Deutsche Post AG	102,918	3,149
Deutsche Postbank AG	12,469	1,194
Deutsche Telekom AG	368,707	6,170
Douglas Holding AG	3,077	167
E.ON AG	80,861	15,088
GEA Group AG*	23,053	775
Heidelberger Druckmaschinen AG(a)	10,946	293
Henkel KGaA	12,557	532
Henkel KGaA. Vorzug	23,235	1,073
Hochtief AG	6,438	590
Hypo Real Estate Holding AG	31,070	821
Infineon Technologies AG*	107,917	761
IVG Immobilien AG	14,944	421
K+S AG	5,594	1,840
Karstadt Quelle AG*	12,433	250
Linde AG	15,467	2,185
MAN AG	15,077	2,012
Merck KGaA(a)	9,684	1,203
METRO AG	20,905	1,685
MLP AG(a)	5,445	77
Muenchener Rueckversicherungs-Gesellschaft AG	27,785	5,439
Q-Cells AG*(a)	6,803	684
Rheinmetall AG	6,324	446
RWE AG	58,367	7,209
Salzgitter AG	6,584	1,153
SAP AG	115,291	5,715
Siemens AG	115,338	12,598
Solarworld AG	12,484	604
Suedzucker AG(a)	5,838	129
ThyssenKrupp AG	49,701	2,843
TUI AG*(a)	33,841	870
Volkswagen AG	21,330	6,192
Wincor Nixdorf AG	3,168	253

		147,081

Greece (1.6%)
Alpha Bank A.E.	65,806	2,182
Coca-Cola Hellenic Bottling Co. SA	29,740	1,385
EFG Eurobank Ergasias SA	52,239	1,587
Hellenic Petroleum SA	22,530	297
Hellenic Technodomiki Tev SA	12,760	156
Hellenic Telecommunications Organization SA	56,210	1,595
National Bank of Greece SA	64,264	3,390
OPAP SA	43,550	1,552
Piraeus Bank SA	57,475	1,768
Public Power Corp. SA	22,100	966
Titan Cement Co. SA	12,960	551
Viohalco SA	18,180	188

		15,617

Hong Kong (1.2%)
Bank of East Asia Ltd.	83,842	420
BOC Hong Kong Holdings, Ltd.	193,500	466
Cheung Kong (Holdings), Ltd.	97,000	1,377
CLP Holdings Ltd.	65,600	540
Esprit Holdings, Ltd.	52,000	624

See Notes to Financial Statements.

57

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2008  (Amounts in thousands, except Shares)
International Equity Index Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Hong Kong—continued

Foxconn International Holdings Ltd.*	136,000	184
Hang Seng Bank, Ltd.	38,000	688
Henderson Land Development Co., Ltd.	70,000	497
Hong Kong & China Gas Co. Ltd. (The)	180,960	544
Hong Kong Electric Holdings Ltd.	69,000	436
Hong Kong Exchanges & Clearing, Ltd.	56,500	970
Hutchison Whampoa, Ltd.	134,080	1,269
Li & Fung Ltd.	127,400	472
Link REIT (The)	108,865	241
New World Development Co., Ltd.(a)	155,343	376
PCCW Ltd.	260,326	164
Sun Hung Kai Properties, Ltd.	67,600	1,055
Swire Pacific Ltd.	44,500	502
Wharf Holdings Ltd. (The)	88,625	417

		11,242

Ireland (0.9%)
Allied Irish Banks PLC	73,962	1,576
Anglo Irish Bank Corp. PLC	62,640	841
Bank of Ireland	104,538	1,555
CRH PLC	47,804	1,817
DCC PLC	4,864	115
Elan Corp. PLC*	44,681	916
Irish Life & Permanent PLC	5,950	115
Irish Life & Permanent PLC. Dublin	26,986	527
Kerry Group PLC	14,790	463
Kingspan Group PLC	14,621	195
Ryanair Holdings PLC*	46,355	205

		8,325

Italy (9.0%)
A2A SpA	98,927	363
Alleanza Assicurazioni SpA	71,206	930
Arnoldo Mondadori Editore SpA(a)	15,949	135
Assicurazioni Generali SpA	183,662	8,257
Autogrill SpA	27,111	405
Autostrade SpA	54,907	1,660
Banca Intesa SpA	1,360,310	9,588
Banca Monte dei Paschi di Siena SpA(a)	235,524	1,043
Banca Popolare di Milano Scarl SpA	89,773	986
Banco Popolare Scarl*	120,317	1,992
Bulgari SpA(a)	40,934	473
Enel SpA	706,210	7,492
Eni SpA	459,668	15,674
Fiat SpA(a)	135,759	3,140
Finmeccanica SpA	56,304	1,914
Fondiaria-Sai SpA	14,897	617
Intesa Sanpaolo	136,678	900
Italcementi SpA(a)	16,830	341
Lottomatica SpA(a)	15,430	480
Luxottica Group SpA(a)	29,981	756
Mediaset SpA(a)	166,077	1,536
MEDIOBANCA-Banca di Credito Finanziario SpA(a)	100,255	2,056
Mediolanum SpA(a)	69,790	427
Parmalat SpA	327,886	1,260
Pirelli & C. SpA(a)	666,562	583
Prysmian SpA*	26,340	562
Saipem SpA	29,761	1,205
Seat Pagine Gialle SpA(a)	1,121,773	194
Snam Rete Gas SpA	190,418	1,211
Telecom Italia RNC SpA	1,013,181	1,678
Telecom Italia SpA	1,863,684	3,898
Terna SpA(a)	259,626	1,108
UniCredito Italiano SpA	1,646,057	11,018
Unione di Banche Italiane Scpa	119,176	3,053

		86,935

Japan (20.4%)
77 Bank Ltd.	41,000	230
Acom Co. Ltd.	7,570	201
Advantest Corp.(a)	15,900	412
AEON Co. Ltd.	55,500	662
AEON Credit Service Co., Ltd.	10,200	136
Aiful Corp.(a)	8,900	143
Aisin Seiki Co., Ltd.	18,200	679
Ajinomoto Co., Inc.	61,000	618
All Nippon Airways Co. Ltd.(a)	64,000	282
Alps Electric Co. Ltd.	17,800	175
Amada Co. Ltd.	36,000	272
Asahi Breweries, Ltd.	40,300	831
Asahi Glass Co. Ltd.	75,000	827
Asahi Kasei Corp.	105,000	548
Astellas Pharma, Inc.	38,761	1,501
Bank of Yokohama Ltd. (The)	114,000	774
Benesse Corp.	6,900	325

See Notes to Financial Statements.

58

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2008  (Amounts in thousands, except Shares)
International Equity Index Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Japan—continued

Bridgestone Corp.	51,900	884
Canon, Inc.	79,900	3,680
Casio Computer Co. Ltd.	23,600	346
Central Japan Railway Co.	128	1,323
Chiba Bank Ltd. (The)	73,000	496
Chubu Electric Power Co., Inc.	52,700	1,317
Chugai Pharmaceutical Co., Ltd.(a)	27,900	316
Citizen Holdings Co., Ltd.(a)	34,100	288
Credit Saison Co. Ltd.	16,200	452
CSK Corp.(a)	7,400	171
Dai Nippon Printing Co. Ltd.	59,000	939
Daiichi Sankyo Co. Ltd.	57,025	1,685
Daikin Industries, Ltd.	22,400	964
Dainippon Ink & Chemicals, Inc.	63,000	196
Daito Trust Construction Co. Ltd.	7,700	397
Daiwa House Industry Co. Ltd.	46,000	456
Daiwa Securities Group, Inc.	126,000	1,092
Denki Kagaku Kogyo Kabushiki Kaisha	55,000	173
DENSO Corp.	32,600	1,053
Dentsu, Inc.	194	442
DOWA Mining Co. Ltd.	30,000	178
East Japan Railway Co.	264	2,196
Eisai Co. Ltd.	21,200	723
Electric Power Development Co. Ltd.	14,920	537
FANUC Ltd.	15,300	1,455
Fast Retailing Co. Ltd.	5,300	467
Fuji Electic Holdings Co. Ltd.	56,000	228
Fuji Photo Film Co. Ltd.	39,600	1,403
Fujikura Ltd.	36,000	163
Fujitsu Ltd.	157,000	1,027
Fukuoka Financial Group, Inc.	74,000	385
Furukawa Electric Co. Ltd. (The)	68,000	220
Gunma Bank Ltd. (The)	41,000	293
Hankyu Hanshin Holdings, Inc.	110,000	476
Hirose Electric Co. Ltd.(a)	3,200	359
Hitachi Chemical Co. Ltd.	10,900	205
Hitachi Ltd.(a)	265,000	1,572
Hokkaido Electric Power Co., Inc.	18,200	423
Hokuhoku Financial Group, Inc.	118,000	355
Honda Motor Co. Ltd.	122,200	3,488
Hoya Corp.	35,800	841
Ibiden Co. Ltd.	12,100	476
Inpex Holdings, Inc.	77	858
Isetan Co. Ltd.	19,000	221
Ishikawajima-Harima Heavy Industries Co. Ltd.(a)	131,000	254
Itochu Techno-Solutions Corp.	134,000	1,323
J. Front Retailing Co. Ltd.	39,800	254
Japan Real Estate Investment Corp. REIT	37	431
Japan Retail Fund Investment Corp. REIT	41	259
Japan Steel Works Ltd. (The)(a)	28,000	477
Japan Tobacco, Inc.	353	1,767
JFE Holdings, Inc.	46,875	2,079
JGC Corp.	21,000	321
Joyo Bank Ltd. (The)	66,300	335
JS Group Corp.	26,512	398
JSR Corp.	17,800	403
Kajima Corp.(a)	89,000	252
Kamigumi Co. Ltd.	30,000	237
Kaneka Corp.	33,000	206
Kansai Electric Power Co., Inc. (The)	55,700	1,386
Kansai Paint Co. Ltd.	26,000	169
Kao Corp.	37,000	1,049
Kawasaki Heavy Industries Ltd.	134,000	299
Kawasaki Kisen Kaisha, Ltd.(a)	55,000	535
KDDI Corp.	196	1,198
Keihin Electric Express Railway Co. Ltd.(a)	48,000	327
Keio Electric Railway Co. Ltd.	58,000	323
Keyence Corp.	3,360	773
Kintetsu Corp.(a)	156,250	558
Kirin Brewery Co. Ltd.	65,000	1,229
Kobe Steel Ltd.	254,000	724
Kokuyo Co. Ltd.(a)	4,000	34
Komatsu Ltd.	71,600	1,987
Konami Corp.(a)	8,900	335

See Notes to Financial Statements.

59

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2008  (Amounts in thousands, except Shares)
International Equity Index Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Japan—continued

Konica Minolta Holdings, Inc.	46,000	625
Kubota Corp.	100,000	621
Kuraray Co. Ltd.	36,000	429
Kurita Water Industries Ltd.	11,200	412
Kyocera Corp.	13,500	1,134
Kyowa Hakko Kogyo Co. Ltd.	18,000	172
Kyushu Electric Power Co., Inc.	31,800	777
Lawson, Inc.	6,200	274
Leopalace21 Corp.	12,700	205
Mabuchi Motor Co., Ltd.	2,800	135
Makita Corp.	11,500	361
Marubeni Corp.	155,000	1,129
Marui Co. Ltd.	29,400	313
Matsushita Electric Industrial Co., Ltd.	149,880	3,248
Matsushita Electric Works Ltd.	37,000	381
Millea Holdings, Inc.	55,600	2,053
Minebea Co. Ltd.	36,000	210
Mitsubishi Chemical Holdings Corp.	103,500	684
Mitsubishi Corp.	106,600	3,220
Mitsubishi Electric Corp.	151,000	1,306
Mitsubishi Estate Co., Ltd.	95,000	2,307
Mitsubishi Gas Chemical Co., Inc.	37,000	263
Mitsubishi Heavy Industries Ltd.(a)	266,000	1,137
Mitsubishi Logistics Corp.(a)	13,000	167
Mitsubishi Materials Corp.	106,000	461
Mitsubishi Rayon Co. Ltd.(a)	64,000	205
Mitsubishi UFJ Financial Group, Inc.	668,880	5,772
Mitsui & Co. Ltd.	136,000	2,757
Mitsui Chemicals, Inc.	63,000	417
Mitsui Engineering & Shipbuilding Co. Ltd.	73,000	196
Mitsui Fudosan Co. Ltd.	70,000	1,390
Mitsui Mining & Smelting Co. Ltd.	65,000	204
Mitsui O.S.K. Lines, Ltd.	102,000	1,233
Mitsui Sumitomo Insurance Co. Ltd.	98,340	994
Mitsui Trust Holdings, Inc.	75,000	454
Mitsukoshi Ltd.	45,000	176
Mizuho Financial Group, Inc.(a)	772	2,827
Murata Manufacturing Co. Ltd.	18,600	924
Namco Bandai Holdings, Inc.	20,050	272
NEC Corp.	175,000	667
NGK Insulators Ltd.	26,000	460
NGK Spark Plug Co. Ltd.(a)	17,000	221
Nidec Corp.	10,400	640
Nikon Corp.	30,000	799
Nintendo Co. Ltd.	7,800	4,023
Nippon Building Fund, Inc. REIT	46	582
Nippon Electric Glass Co. Ltd.	33,500	518
Nippon Express Co. Ltd.	79,000	454
Nippon Meat Packers, Inc.	20,000	295
Nippon Mining Holdings, Inc.	84,500	448
Nippon Oil Corp.	120,000	749
Nippon Sheet Glass Co. Ltd.	60,000	266
Nippon Steel Corp.(a)	457,000	2,316
Nippon Telegraph & Telephone Corp.	378	1,631
Nippon Unipac Holding	88	208
Nippon Yusen Kabushiki Kaisha(a)	106,000	996
Nissan Chemical Industries Ltd.	17,000	179
Nissan Motor Co. Ltd.	182,700	1,511
Nisshin Seifun Group, Inc.	18,300	195
Nisshin Steel Co. Ltd.	84,000	291
Nissin Food Products Co. Ltd.(a)	8,900	300
Nitto Denko Corp.	15,200	642
NOK Corp.	11,200	229
Nomura Holdings, Inc.	141,500	2,116
Nomura Research Institute, Ltd.	11,000	288
NSK Ltd.	44,000	333
NTN Corp.(a)	37,000	252
NTT Data Corp.	121	529
NTT DoCoMo, Inc.	1,214	1,839
Obayashi Corp.	61,000	256
Odakyu Electric Railway Co. Ltd.(a)	61,000	452
Oji Paper Co. Ltd.	81,000	365
Olympus Corp.	21,000	636
OMRON Corp.	20,300	417

See Notes to Financial Statements.

60

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2008  (Amounts in thousands, except Shares)
International Equity Index Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Japan—continued

Onward Kashiyama Co. Ltd.	16,000	163
Oriental Land Co. Ltd.(a)	4,800	282
ORIX Corp.	8,130	1,109
Osaka Gas Co., Ltd.	193,000	771
Pioneer Corp.	18,600	185
Promise Co., Ltd.	8,000	230
Rakuten, Inc.	648	388
Resona Holdings, Inc.(a)	485	808
Ricoh Co. Ltd.	59,000	970
ROHM Co. Ltd.	9,300	576
Sankyo Co., Ltd.	5,300	315
SANYO Electric Co. Ltd.*	158,000	333
SBI Holdings, Inc.	924	222
Secom Co. Ltd.	19,300	937
Sega Sammy Holdings, Inc.(a)	20,804	220
Seiko Epson Corp.(a)	12,500	337
Sekisui Chemical Co. Ltd.	46,000	278
Sekisui House Ltd.(a)	44,000	407
Seven & I Holdings Co. Ltd.	59,640	1,496
Sharp Corp.	85,000	1,445
Shimamura Co. Ltd.	2,200	189
Shimano, Inc.	6,800	313
Shimizu Corp.	59,000	271
Shin-Etsu Chemical Co. Ltd.	30,500	1,576
Shinsei Bank Ltd.(a)	96,000	317
Shionogi & Co. Ltd.	30,000	512
Shiseido Co., Ltd.	32,000	846
Shizuoka Bank Ltd. (The)	55,000	650
Showa Denko KK	111,000	374
Showa Shell Sekiyu KK(a)	21,600	218
SMC Corp.	5,400	569
Softbank Corp.(a)	60,800	1,102
Sompo Japan Insurance, Inc.	72,000	636
Sony Corp.	78,900	3,143
Stanley Electric Co., Ltd.	14,400	351
Sumitomo Chemical Co. Ltd.	134,000	858
Sumitomo Corp.	92,400	1,217
Sumitomo Electric Industries Ltd.	59,900	759
Sumitomo Heavy Industries Ltd.	55,000	355
Sumitomo Metal Industries Ltd.	340,000	1,290
Sumitomo Metal Mining Co. Ltd.	48,000	893
Sumitomo Mitsui Financial Group, Inc.(a)	511	3,364
Sumitomo Realty & Development Co. Ltd.	35,000	617
Sumitomo Trust & Banking Co. Ltd. (The)	106,000	730
Suruga Bank Ltd.	22,000	277
Suzuken Co. Ltd.	6,400	263
T&D Holdings, Inc.	17,150	898
Taiheiyo Cement Corp.	97,000	234
Taisei Corp.	95,000	242
Taisho Pharmaceutical Co. Ltd.	14,000	278
Taiyo Yuden Co. Ltd.(a)	12,000	117
Takashimaya Co. Ltd.(a)	29,000	326
Takeda Pharmaceutical Co. Ltd.	61,300	3,069
Takefuji Corp.	11,000	233
TDK Corp.	11,900	703
Teijin Ltd.	83,000	350
Terumo Corp.	16,200	845
THK Co. Ltd.	12,600	217
Tobu Railway Co. Ltd.(a)	78,000	416
Toho Co. Ltd.	11,300	265
Tohoku Electric Power Co., Inc.	38,100	931
Tokyo Electric Power Co., Inc. (The)	90,200	2,412
Tokyo Electron Ltd.	15,600	949
Tokyo Gas Co. Ltd.(a)	194,000	784
Tokyu Corp.	106,000	540
TonenGeneral Sekiyu KK	29,000	248
Toppan Printing Co. Ltd.	56,000	650
Toray Industries, Inc.(a)	116,000	753
Toshiba Corp.(a)	248,000	1,657
Tosoh Corp.	55,000	189
TOTO Ltd.(a)	27,700	262
Toyo Seikan Kaisha Ltd.(a)	16,200	308
Toyota Industries Corp.	13,000	462
Toyota Motor Corp.	207,500	10,348
Toyota Tsusho Corp.	22,300	473
Trend Micro, Inc.	10,500	412
Ube Industries Ltd.	95,000	308
Uni-Charm Corp.	4,200	307
UNY Co. Ltd.(a)	21,000	201
Ushio, Inc.	11,100	209
USS Co. Ltd.	2,890	200
Wacoal Corp.(a)	6,000	89
West Japan Railway Co.	163	716
Yahoo Japan Corp.	1,418	737
Yakult Honsha Co. Ltd.(a)	10,700	332
Yamada Denki Co., Ltd.	7,810	674
Yamaha Corp.	17,500	335

See Notes to Financial Statements.

61

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2008  (Amounts in thousands, except Shares)
International Equity Index Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Japan—continued

Yamaha Motor Co. Ltd.	18,500	340
Yamato Transport Co. Ltd.	37,000	542
Yokogawa Electric Corp.	20,400	204

		197,632

Luxembourg (0.7%)
ArcelorMittal	78,135	6,400

Netherlands (2.6%)
Aegon NV	104,606	1,539
Akzo Nobel NV	18,114	1,453
ASML Holding NV	31,012	763
Fugro NV	5,029	390
Heineken NV	16,651	967
ING Groep NV	132,425	4,959
Koninklijke (Royal) KPN NV	140,332	2,370
Koninklijke Ahold NV*	95,889	1,423
Koninklijke DSM NV(a)	12,541	605
QIAGEN NV*	14,475	300
Randstad Holding NV(a)	4,676	219
Reed Elsevier NV	54,098	1,032
Royal Philips Electronics NV(a)	77,850	2,978
SBM Offshore NV	12,700	410
TPG NV	31,921	1,186
Unilever NV	111,819	3,754
Vedior NV	15,332	445
Wolters Kluwer NV	25,414	673

		25,466

New Zealand (0.4%)
Auckland International Airport Ltd.(a)	343,127	615
Contact Energy Ltd.	101,063	634
Fisher & Paykel Appliances Holdings Ltd.	47,655	88
Fisher & Paykel Healthcare Corp. Ltd.	89,752	207
Fletcher Building Ltd.	160,322	1,057
Kiwi Income Property Trust	126,169	120
Sky City Entertainment Group Ltd.	158,294	459
Telecom Corp. of New Zealand Ltd.	408,134	1,200

		4,380

Norway (1.8%)
Acergy SA	29,150	628
Aker Kvaerner ASA*	24,140	550
Det Norske Oljeselskap ASA*(a)	63,200	113
DnB NOR ASA	107,540	1,633
Frontline Ltd.(a)	4,300	197
Norske Skogindustrier ASA(a)	91,300	1,331
Orkla ASA	125,940	1,596
Petroleum Geo-Services ASA(a)	25,102	621
Renewable Energy Corp. ASA*	22,800	636
Schibsted ASA	3,850	115
SeaDrill Ltd.(a)	38,700	1,038
Statoil ASA	166,290	4,984
Storebrand ASA	65,000	512
Tandberg ASA	8,894	133
Telenor ASA(a)	112,400	2,153
Tomra Systems ASA(a)	12,150	92
Yara International ASA(a)	26,640	1,541

		17,873

Portugal (0.9%)
Banco BPI SA	56,285	298
Banco Comercial Portugues SA	398,463	1,296
Banco Espirito Santo SA	56,511	982
Brisa-Auto-estradas de Portugal SA	75,348	1,076
CIMPOR-Cimentos de Portugal, SGPS, SA	49,768	451
Energias de Portugal SA	352,729	2,138
Jeronimo Martins SGPS SA	23,736	191
Portugal Telecom SGPS SA	139,858	1,625
PT Multimedia-Servicos de Telecomunicacoes e Multimedia, SGPS, SA	58,403	692
Sonae, SGPS, SA	197,491	363

		9,112

Singapore (0.6%)
Capitaland Ltd.	120,000	554
City Developments, Ltd.	35,000	280
DBS Group Holdings Ltd.	69,467	909
Keppel Corp. Ltd.	76,000	547
Oversea-Chinese Banking Corp., Ltd.	146,700	863
Singapore Airlines, Ltd.	30,800	349
Singapore Press Holdings Ltd.	88,750	297
Singapore Telecommunications Ltd.	460,660	1,309
United Overseas Bank Ltd.	72,000	1,001

See Notes to Financial Statements.

62

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2008  (Amounts in thousands, except Shares)
International Equity Index Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Singapore—continued

UOL Group Ltd.	36,300	102
Venture Corp. Ltd.	16,000	123

		6,334

Spain (6.6%)
Abertis Infraestructuras SA(a)	35,209	1,147
Acciona SA	3,961	1,061
Acerinox SA(a)	24,726	685
Actividades de Construccion y Servicios SA (ACS)(a)	25,543	1,454
Antena 3 de Television SA(a)	14,464	199
Banco Bilbao Vizcaya Argentaria SA	405,531	8,930
Banco de Sabadell SA(a)	83,695	918
Banco Popular Espanol SA(a)	111,356	2,021
Banco Santander Central Hispano SA	676,296	13,473
Cintra Concesiones de Infraestructuras de Transporte SA(a)	33,069	489
Corporacion Mapfre	81,800	411
Criteria Caixacorp SA	79,488	546
Enagas	20,323	607
Fomento de Construcciones y Contratas SA	7,204	474
Gamesa Corporacion Tecnologica SA	23,592	1,076
Gas Natural SDG SA(a)	14,902	922
Grupo Ferrovial SA(a)	8,744	635
Iberdrola Renovables*	80,782	562
Iberdrola SA	409,292	6,345
Iberia Lineas Aereas de Espana SA	81,447	355
Indra Sistemas SA(a)	17,643	508
Industria de Diseno Textil SA(a)	27,000	1,500
Promotora de Informaciones SA(a)	13,133	198
Red Electrica de Espana	17,651	1,081
Repsol YPF SA	91,421	3,155
Sacyr Vallehermoso Group SA(a)	13,702	476
Telefonica SA	465,574	13,376
Union Fenosa SA	14,772	993
Zeltia SA	13,917	102

		63,699

Sweden (1.8%)
ASSA ABLOY AB(a)	22,600	410
Atlas Copco AB, Cl A(a)	47,600	813
Atlas Copco AB, Cl B(a)	26,882	422
Boliden AB	24,150	257
Electrolux AB, Ser B(a)	17,900	294
Getinge AB, Cl B(a)	13,400	348
H&M Hennes & Mauritz AB	26,000	1,598
Husqvarna AB, Cl B(a)	20,000	241
Nordea Bank AB(a)	122,600	1,988
Sandvik AB	62,500	1,086
Scania AB	25,508	536
Securitas AB, Cl B(a)	25,000	330
Securitas Systems AB, Cl B	11,000	32
Skandinaviska Enskilda Banken AB*	31,800	833
Skanska AB, Cl B	27,900	559
SKF AB, Cl B	27,400	551
SSAB Svenskt Stal AB, Ser A(a)	14,800	416
Svenska Cellulosa AB, Cl. B*	19,100	348
Svenska Handelsbanken AB, Cl A	34,400	1,002
Swedish Match AB	18,400	401
Tele2 AB, Cl B	21,600	408
Telefonaktiebolaget LM Ericsson	896,800	1,760
TeliaSonera AB(a)	133,500	1,072
Volvo AB, Cl A(a)	31,485	469
Volvo AB, Cl B	64,550	978

		17,152

Switzerland (2.1%)
ABB, Ltd.	48,024	1,289
Adecco SA	4,224	244
Compagnie Financiere Richemont SA	14,338	804
Credit Suisse Group	25,518	1,299
Holcim Ltd.	5,322	559
Nestle SA	7,985	3,991
Nobel Biocare Holding AG	760	177
Novartis AG	45,622	2,339
Roche Holding AG	14,545	2,738
STMicroelectronics NV(a)	63,878	680
Swiss Re(a)	8,351	730
Swisscom AG	718	246
Syngenta AG	2,671	783

See Notes to Financial Statements.

63

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2008  (Amounts in thousands, except Shares)
International Equity Index Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Switzerland—continued

UBS AG	50,762	1,475
Xstrata PLC	26,090	1,826
Zurich Financial Services AG(a)	3,189	1,005

		20,185

United Kingdom (10.7%)
3i Group PLC	18,658	307
Allied Irish Banks PLC	10,760	228
Anglo American PLC	52,264	3,140
AstraZeneca PLC	58,238	2,177
Aviva PLC	103,080	1,263
BAE Systems PLC	155,677	1,499
Barclays PLC	269,380	2,422
Barratt Developments PLC	17,427	143
BG Group PLC	142,079	3,290
BHP Billiton PLC	91,344	2,710
Biffa PLC	10,474	72
BP PLC	744,051	7,560
British American Tobacco PLC	59,541	2,234
British Energy Group PLC	43,000	557
British Land Co. PLC (The)	25,812	470
British Sky Broadcasting Group PLC	54,813	605
BT Group PLC	334,661	1,443
Bunzl PLC	16,806	237
Burberry Group PLC	23,966	214
Cadbury Schweppes PLC	89,118	979
Capita Group PLC	29,586	398
Carnival PLC	8,612	342
Centrica PLC	176,925	1,047
Compass Group PLC	93,623	599
CRH PLC	2,431	92
Daily Mail & General Trust PLC	14,668	126
Diageo PLC	95,053	1,916
DSG International PLC	105,592	133
Enterprise Inns PLC	24,799	197
Experian Group Ltd.	51,122	372
Friends Provident PLC	92,012	226
GKN PLC	34,813	210
GlaxoSmithKline PLC	213,220	4,510
Hammerson PLC	14,123	312
Hays PLC	72,491	164
HBOS PLC	155,009	1,723
Home Retail Group PLC	44,118	229
HSBC Holdings PLC	430,873	7,097
ICAP PLC	25,085	283
Imperial Tobacco Group PLC	30,358	1,396
InterContinental Hotels Group PLC	15,299	231
International Power PLC	72,172	570
ITV PLC	192,592	242
J Sainsbury PLC	76,939	524
Johnson Matthey PLC	10,850	432
Kingfisher PLC	118,555	311
Land Securities Group PLC	22,409	671
Legal & General Group PLC	263,352	661
Liberty International PLC	12,575	243
Lloyds TSB Group PLC	231,259	2,070
Man Group PLC	77,508	853
Man Group PLC — Deferred Shares(b)(c)	88,581	—
Marks & Spencer Group PLC	81,856	629
Mondi Ltd.	17,442	145
National Grid PLC	115,792	1,589
Next PLC	10,148	229
Old Mutual PLC	251,643	552
Pearson PLC	39,938	540
Persimmon PLC	15,338	233
Prudential PLC	100,402	1,326
Punch Taverns PLC	15,767	169
Reckitt Benckiser Group PLC	25,804	1,429
Reed Elsevier PLC	52,968	674
Rentokil Initial PLC	89,852	173
Resolution PLC	24,111	328
Reuters Group PLC	60,781	700
Rio Tinto PLC(a)	38,979	4,048
Rolls-Royce PLC	89,282	714
Rolls-Royce PLC, Cl B	3,606,992	7
Royal & Sun Alliance Insurance Group PLC	153,921	393
Royal Bank of Scotland Group PLC (The)	420,708	2,816
Royal Dutch Shell PLC, Cl A	131,805	4,543
Royal Dutch Shell PLC, Cl B	105,913	3,565
SABMiller PLC	39,318	861
Sage Group PLC (The)	65,479	244
Scottish & Newcastle PLC	38,633	606
Scottish & Southern Energy PLC	41,643	1,160
Segro PLC	21,576	217
Severn Trent PLC	11,544	325
Smith & Nephew PLC	43,895	581
Smiths Group PLC	18,934	353
Standard Chartered PLC	31,107	1,063
Standard Life PLC	74,777	365
Tate & Lyle PLC	23,905	256

See Notes to Financial Statements.

64

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2008  (Amounts in thousands, except Shares)
International Equity Index Fund — concluded

	Shares or
	Principal
	Amount($)	Value($)
United Kingdom—continued

Tesco PLC	316,236	2,378
Tomkins PLC	52,405	186
Tullow Oil PLC	30,958	406
Unilever PLC	53,730	1,812
United Business Media PLC	14,507	155
United Utilities PLC	43,456	595
Vodafone Group PLC	2,058,959	6,165
Whitbread PLC	9,884	229
William Hill Organization Ltd.	20,662	154
Wolseley PLC	32,648	343
WPP Group PLC	55,229	659
Yell Group PLC	38,591	118

		103,763

Total Foreign Common Stocks		944,473

Foreign Preferred Stocks (0.8%)
Germany (0.7%)
Fresenius AG, 1.510%	4,546	381
Fresenius Medical Care AG, 1.230%	27,672	1,389
Porsche AG, 5.000%	12,280	2,252
ProSiebenSat.1 Media AG, 0.840%	13,959	303
RWE AG, 1.750%	4,510	431
Volkswagen AG, 1.210%	14,633	2,426

		7,182

Italy (0.1%)
Compagnia Assicuratrice Unipol SpA, 0.125%(a)	202,772	582

Total Foreign Preferred Stocks		7,764

Exchange Traded Funds (1.3%)
iShares MSCI EAFE Index Fund(a)	127,000	9,131
iShares MSCI Germany Index Fund(a)	37,000	1,166
iShares MSCI Italy Index Fund	24,000	709
iShares MSCI Japan Index Fund(a)	55,000	681
iShares MSCI Spain Index Fund(a)	7,000	430

Total Exchange Traded Funds		12,117

Rights — Foreign (0.0%)
Japan (0.0%)
Dowa Mining Rights(b)(c)	25,000	—

Total Rights — Foreign		—

Short-Term Investments (13.2%)
Brown Brothers Harriman & Co., Cayman Islands Cash Sweep	2,365,741	2,366
Credit Suisse Enhanced Liquidity Fund(d)	126,005,442	126,005

Total Short-Term Investments		128,371

Total Investments (Cost $790,965)(e) — 112.6%		1,092,725
Liabilities in excess of other assets — (12.6)%		(121,988)

Net Assets — 100.0%		$970,737

*	Non-income producing security.

(a)	This security or a partial position of the security was on loan as of March 31, 2008. The total value of securities on loan as of March 31, 2008, in thousands, was $119,968.

(b)	Fair Value is Zero.

(c)	Valued at fair value using methods determined by the Board. Fair valued securities held by the Fund represent 0.0% of net assets as of March 31, 2008.

(d)	This security was purchased with cash collateral held from securities lending.

(e)	Represents cost for financial reporting purposes.

ADR	— American Depositary Receipt

PPS	— Partially Protected Shares

REIT	— Real Estate Investment Trust

The investment concentrations for the International Equity Index Fund as a percentage of net assets, by industry, as of March 31, 2008, were as follows:

Consumer Discretionary	11.8%
Consumer Staples	6.2%
Energy	7.2%
Financials	27.3%
Health Care	4.3%
Industrials	12.4%
Information Technology	5.1%
Materials	9.4%
Metals	0.4%
Short-Term Investments	14.5%
Telecommunication Services	6.1%
Transportation	0.1%
Utilities	7.8%

Amounts designated as “—” are $0 or have been round to $0.

See Notes to Financial Statements.

65

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2008  (Amounts in thousands, except Shares)
Large Cap Core Equity Fund

	Shares or
	Principal
	Amount($)	Value($)
Common Stocks (98.4%)
Consumer Discretionary (8.9%)
Home Depot, Inc. (The)	325,000	9,090
McDonald’s Corp.	350,000	19,520
McGraw-Hill Cos., Inc. (The)	320,000	11,824
Omnicom Group, Inc.	300,000	13,254
Sony Corp. ADR	325,000	13,023
Target Corp.(a)	250,000	12,670
Time Warner, Inc.	1,300,000	18,226
Walt Disney Co. (The)(a)	625,000	19,612

		117,219

Consumer Staples (12.6%)
Anheuser-Busch Cos., Inc.	300,000	14,235
Cadbury Schweppes PLC ADR	500,000	22,110
Clorox Co. (The)	243,000	13,764
ConAgra Foods, Inc.(a)	100,000	2,395
CVS Caremark Corp.	650,000	26,331
Kraft Foods, Inc.	750,000	23,258
PepsiCo, Inc.	300,000	21,660
Procter & Gamble Co. (The)	350,000	24,524
Wal-Mart Stores, Inc.(a)	350,000	18,438

		166,715

Energy (10.7%)
Anadarko Petroleum Corp.	375,000	23,636
Baker Hughes, Inc.(a)	300,000	20,550
Chevron Corp.	325,000	27,742
Exxon Mobil Corp.	425,000	35,946
Halliburton Co.(a)	475,000	18,682
Valero Energy Corp.	300,000	14,733

		141,289

Financials (15.2%)
American International Group, Inc.(a)	450,000	19,463
Ameriprise Financial, Inc.(a)	400,000	20,740
Bank of America Corp.	550,000	20,850
Berkshire Hathaway, Inc., Cl B*	4,500	20,128
JPMorgan Chase & Co.	350,000	15,033
Legg Mason, Inc.(a)	84,199	4,713
MetLife, Inc.(a)	375,000	22,597
Morgan Stanley(a)	400,000	18,280
Principal Financial Group, Inc.(a)	400,000	22,288
State Street Corp.(a)	250,000	19,750
Wells Fargo & Co.(a)	575,000	16,733

		200,575

Health Care (10.9%)
Abbott Laboratories	325,000	17,924
Bristol-Myers Squibb Co.(a)	1,100,000	23,430
Cardinal Health, Inc.	222,000	11,657
Covidien Ltd.(a)	500,000	22,125
Johnson & Johnson	300,000	19,461
Medtronic, Inc.	375,000	18,139
Schering-Plough Corp.	1,000,000	14,410
UnitedHealth Group, Inc.	500,000	17,180

		144,326

Industrials (12.1%)
3M Co.	100,000	7,915
Burlington Northern Santa Fe Corp.	140,000	12,911
Eaton Corp.	115,000	9,162
Emerson Electric Co.	300,000	15,438
Equifax, Inc.(a)	500,000	17,240
General Electric Co.(a)	1,000,000	37,010
Goodrich Corp.	350,000	20,128
Tyco International Ltd.	450,000	19,823
United Technologies Corp.	300,000	20,646

		160,273

Information Technology (20.2%)
Accenture Ltd., Cl A(a)	650,000	22,861
Cisco Systems, Inc.*	1,500,000	36,135
Dell, Inc.*	700,000	13,944
eBay, Inc.*	575,000	17,158
Hewlett-Packard Co.	400,000	18,264
Intel Corp.	1,000,000	21,180
Microsoft Corp.(a)	1,000,000	28,380
Nokia Corp. ADR	688,000	21,899
Oracle Corp.*	1,000,000	19,560
Paychex, Inc.(a)	450,000	15,417
Texas Instruments, Inc.	400,000	11,308
Tyco Electronics Ltd.	700,000	24,024
Western Union Co.	800,000	17,016

		267,146

See Notes to Financial Statements.

66

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2008  (Amounts in thousands, except Shares)
Large Cap Core Equity Fund — concluded

	Shares or
	Principal
	Amount($)	Value($)
Materials (1.9%)
Freeport-McMoRan Copper & Gold, Inc.(a)	50,000	4,811
Praxair, Inc.(a)	250,000	21,058

		25,869

Telecommunication Services (2.8%)
AT&T, Inc.	958,000	36,691

Utilities (3.1%)
Duke Energy Corp.(a)	1,185,000	21,152
Edison International(a)	400,000	19,608

		40,760

Total Common Stocks		1,300,863

Short-Term Investment (16.2%)
Credit Suisse Enhanced Liquidity Fund(b)	214,325,391	214,325

Total Short-Term Investment		214,325

Money Market Fund (1.0%)
RidgeWorth Institutional Cash Management Money Market Fund(c)	12,803,351	12,803

Total Money Market Fund		12,803

Total Investments (Cost $1,397,464)(d) — 115.6%		1,527,991
Liabilities in excess of other assets — (15.6)%		(206,343)

Net Assets — 100.0%		$1,321,648

*	Non-income producing security.

(a)	This security or a partial position of the security was on loan as of March 31, 2008. The total value of securities on loan as of March 31, 2008, in thousands, was $210,118.

(b)	This security was purchased with cash collateral held from securities lending.

(c)	Affiliate investment.

(d)	Represents cost for financial reporting purposes.

ADR	— American Depositary Receipt

See Notes to Financial Statements.

67

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2008  (Amounts in thousands, except Shares)
Large Cap Growth Stock Fund

	Shares or
	Principal
	Amount($)	Value($)
Common Stocks (96.6%)
Consumer Discretionary (8.6%)
GameStop Corp., Cl A*(a)	188,425	9,744
International Game Technology(a)	244,225	9,820
Johnson Controls, Inc.(a)	319,350	10,794
McDonald’s Corp.	269,750	15,044
NIKE, Inc., Cl B(a)	186,250	12,665
Target Corp.(a)	92,811	4,704

		62,771

Consumer Staples (15.5%)
Altria Group, Inc.	73,400	1,629
Anheuser-Busch Cos., Inc.	214,684	10,187
Avon Products, Inc.	253,273	10,014
Colgate-Palmolive Co.(a)	176,921	13,784
Costco Wholesale Corp.(a)	152,395	9,901
CVS Caremark Corp.	293,400	11,886
Owens-Illinois, Inc.*	79,000	4,458
PepsiCo, Inc.	257,954	18,624
Philip Morris International, Inc.*	73,400	3,713
Procter & Gamble Co. (The)	276,239	19,356
TJX Cos., Inc. (The)(a)	282,100	9,329

		112,881

Energy (8.9%)
Cameron International Corp.*(a)	189,600	7,895
Exxon Mobil Corp.	154,590	13,075
Halliburton Co.	324,811	12,775
Schlumberger Ltd.(a)	191,362	16,648
Transocean, Inc.*(a)	106,952	14,460

		64,853

Financials (8.7%)
AFLAC, Inc.(a)	251,625	16,343
Goldman Sachs Group, Inc. (The)	62,055	10,263
MasterCard, Inc., Cl A(a)	48,565	10,830
State Street Corp.(a)	171,580	13,555
Visa, Inc., Cl A*	97,021	6,050
Wells Fargo & Co.(a)	225,700	6,568

		63,609

Health Care (15.2%)
Aetna, Inc.(a)	192,975	8,122
Allergan, Inc.	196,375	11,074
Baxter International, Inc.	315,568	18,246
Covance, Inc.*	49,660	4,120
Express Scripts, Inc.*	208,780	13,429
Gilead Sciences, Inc.*(a)	369,075	19,019
Johnson & Johnson	242,399	15,725
Merck & Co., Inc.(a)	398,375	15,118
Millennium Pharmaceuticals, Inc.*(a)	366,775	5,670

		110,523

Industrials (11.6%)
Boeing Co. (The)	104,643	7,782
Deere & Co.	133,150	10,711
Emerson Electric Co.	265,679	13,672
Fluor Corp.	51,930	7,330
Honeywell International, Inc.	258,871	14,606
Raytheon Co.(a)	224,149	14,482
Roper Industries, Inc.	73,400	4,363
SPX Corp.(a)	42,900	4,500
Waters Corp.*(a)	119,653	6,665

		84,111

Information Technology (23.0%)
Adobe Systems, Inc.*(a)	304,675	10,843
Apple, Inc.*	64,295	9,226
Cisco Systems, Inc.*	457,318	11,017
Google, Inc., Cl A*	36,553	16,101
Hewlett-Packard Co.	445,756	20,353
Intel Corp.	498,850	10,566
International Business Machines Corp.	75,612	8,706
Juniper Networks, Inc.*(a)	285,525	7,138
MEMC Electronic Materials, Inc.*	149,875	10,626
Microsoft Corp.	733,822	20,826
Oracle Corp.*	604,663	11,827
QUALCOMM, Inc.	398,400	16,334
Research In Motion Ltd.*	63,210	7,094
Western Digital Corp.*(a)	239,220	6,469

		167,126

Materials (3.8%)
Arch Coal, Inc.	97,100	4,224
Monsanto Co.	100,400	11,194
Praxair, Inc.(a)	146,905	12,374

		27,792

See Notes to Financial Statements.

68

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2008  (Amounts in thousands, except Shares)
Large Cap Growth Stock Fund — concluded

	Shares or
	Principal
	Amount($)	Value($)
Transportation (1.3%)
Union Pacific Corp.(a)	74,500	9,341

Total Common Stocks		703,007

Short-Term Investment (26.3%)
Credit Suisse Enhanced Liquidity Fund(b)	191,106,320	191,106

Total Short-Term Investment		191,106

Money Market Fund (4.1%)
RidgeWorth Institutional Cash Management Money Market Fund(c)	29,934,361	29,934

Total Money Market Fund		29,934

Total Investments (Cost $851,404)(d) — 127.0%		924,047
Liabilities in excess of other assets — (27.0)%		(196,690)

Net Assets — 100.0%		$727,357

*	Non-income producing security.

(a)	This security or a partial position of the security was on loan as of March 31, 2008. The total value of securities on loan as of March 31, 2008, in thousands, was $186,031.

(b)	This security was purchased with cash collateral held from securities lending.

(c)	Affiliate investment.

(d)	Represents cost for financial reporting purposes.

See Notes to Financial Statements.

69

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2008  (Amounts in thousands, except Shares)
Large Cap Quantitative Equity Fund

	Shares or
	Principal
	Amount($)	Value($)
Common Stocks (99.0%)
Consumer Discretionary (8.0%)
Apollo Group, Inc., Cl A*	21,558	931
AutoZone, Inc.*	9,722	1,107
Avnet, Inc.*	48,559	1,589
Best Buy Co., Inc.	31,172	1,292
GameStop Corp., Cl A*	26,280	1,359
Garmin, Ltd.	18,210	984
Hasbro, Inc.	41,903	1,169
Johnson Controls, Inc.	43,226	1,461
Loews Corp. — Carolina Group	33,927	2,462
NIKE, Inc., Cl B	25,130	1,709
Omnicom Group, Inc.	29,727	1,313
Polo Ralph Lauren Corp.	18,229	1,063
VF Corp.	15,085	1,169
YUM! Brands, Inc.	39,535	1,471

		19,079

Consumer Staples (11.4%)
ConAgra Foods, Inc.	126,686	3,034
Gap, Inc. (The)	60,289	1,187
H.J. Heinz Co.	64,922	3,049
Hormel Foods Corp.	61,884	2,578
Kroger Co. (The)	116,893	2,969
Molson Coors Brewing Co., Cl B	51,553	2,710
Owens-Illinois, Inc.*	32,632	1,841
Procter & Gamble Co. (The)	103,283	7,237
RadioShack Corp.	63,724	1,036
TJX Cos., Inc. (The)	40,356	1,335

		26,976

Energy (13.0%)
Chevron Corp.	60,378	5,154
ConocoPhillips	51,081	3,893
Devon Energy Corp.	23,393	2,441
ENSCO International, Inc.	26,246	1,643
Exxon Mobil Corp.	130,484	11,036
FMC Technologies, Inc.*	24,850	1,414
Noble Energy, Inc.	21,638	1,575
Occidental Petroleum Corp.	35,863	2,624
ONEOK, Inc.	23,792	1,062

		30,842

Financials (10.8%)
ACE, Ltd.	41,725	2,297
AFLAC, Inc.	40,429	2,626
Annaly Capital Management, Inc. REIT	100,654	1,542
BlackRock, Inc., Cl A	9,466	1,933
Equity Residential REIT	55,102	2,286
Federated Investors, Inc., Cl B	49,078	1,922
Janus Capital Group, Inc.	84,859	1,975
MetLife, Inc.	48,373	2,915
Northern Trust Corp.	31,635	2,103
Public Storage, Inc. REIT	26,296	2,330
TD Ameritrade Holding Corp.*	107,272	1,771
Torchmark Corp.	33,927	2,039

		25,739

Health Care (11.6%)
Applera Corp. — Applied Biosystems Group	72,325	2,377
C.R. Bard, Inc.	26,856	2,589
Eli Lilly & Co.	66,874	3,450
Express Scripts, Inc.*	42,584	2,739
Humana, Inc.*	37,841	1,698
Intuitive Surgical, Inc.*	8,218	2,665
Laboratory Corp. of America Holdings*	32,111	2,366
Pfizer, Inc.	248,658	5,204
Watson Pharmaceuticals, Inc.*	85,311	2,501
WellPoint, Inc.*	44,142	1,948

		27,537

Industrials (12.3%)
AGCO Corp.*	27,087	1,622
Allied Waste Industries, Inc.*	176,377	1,907
Deere & Co.	29,343	2,360
General Dynamics Corp.	29,916	2,494
Honeywell International, Inc.	46,033	2,597
L-3 Communications Holdings, Inc.	19,524	2,135
Leucadia National Corp.	45,174	2,043
Lockheed Martin Corp.	24,324	2,415
Northrop Grumman Corp.	29,291	2,279
Parker Hannifin Corp.	31,062	2,152
Raytheon Co.	36,360	2,349
Ryder System, Inc.	31,983	1,948
Snap-on, Inc.	22,075	1,123
Terex Corp.*	28,999	1,812

		29,236

See Notes to Financial Statements.

70

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2008  (Amounts in thousands, except Shares)
Large Cap Quantitative Equity Fund — concluded

	Shares or
	Principal
	Amount($)	Value($)
Information Technology (14.9%)
Accenture Ltd., Cl A	46,982	1,652
Activision, Inc.*	60,334	1,648
Affiliated Computer Services, Inc., Cl A*	34,989	1,753
BMC Software, Inc.*	53,955	1,755
Hewlett-Packard Co.	87,871	4,012
International Business Machines Corp.	43,096	4,962
Lexmark International, Inc.*	51,458	1,581
Microsoft Corp.	226,013	6,414
Novell, Inc.*	264,561	1,664
Oracle Corp.*	170,320	3,331
Seagate Technology	72,315	1,514
Sun Microsystems, Inc.*	117,898	1,831
Western Digital Corp.*	51,612	1,396
Xilinx, Inc.	78,766	1,871

		35,384

Insurance (5.0%)
Assurant, Inc.	32,370	1,970
Axis Capital Holdings, Ltd.	52,431	1,782
Chubb Corp. (The)	46,343	2,293
Cincinnati Financial Corp.	54,953	2,090
Everest Re Group Ltd.	20,215	1,810
Unum Group	93,215	2,052

		11,997

Materials (3.8%)
AK Steel Holding Corp.	32,112	1,747
Celanese Corp., Ser A	44,731	1,747
Eastman Chemical Co.	29,066	1,815
Mosaic Co. (The)*	16,225	1,665
Sigma-Aldrich Corp.	34,267	2,044

		9,018

Media (0.6%)
DIRECTV Group, Inc. (The)*	54,554	1,352

Oil & Gas (1.0%)
Apache Corp.	19,472	2,353

Telecommunication Services (3.5%)
AT&T, Inc.	134,803	5,163
Sprint Nextel Corp.	100,496	672
Verizon Communications, Inc.	68,151	2,484

		8,319

Utilities (3.1%)
CenterPoint Energy, Inc.	85,320	1,218
Public Service Enterprise Group, Inc.	35,371	1,422
Questar Corp.	23,131	1,308
Reliant Energy, Inc.*	46,214	1,093
TECO Energy, Inc.	78,199	1,247
Wisconsin Energy Corp.	25,865	1,138

		7,426

Total Common Stocks		235,258

Money Market Fund (1.4%)
RidgeWorth Institutional Cash Management Money Market Fund(a)	3,377,557	3,378

Total Money Market Fund		3,378

Total Investments (Cost $241,076)(b) — 100.4%		238,636
Liabilities in excess of other assets — (0.4)%		(906)

Net Assets — 100.0%		$237,730

*	Non-income producing security.

(a)	Affiliate investment.

(b)	Represents cost for financial reporting purposes.

REIT	— Real Estate Investment Trust

See Notes to Financial Statements.

71

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2008  (Amounts in thousands, except Shares)
Large Cap Value Equity Fund

	Shares or
	Principal
	Amount($)	Value($)
Common Stocks (95.4%)
Consumer Discretionary (6.5%)
Darden Restaurants, Inc.	176,306	5,739
Foot Locker, Inc.	385,050	4,532
Harman International Industries, Inc.(a)	160,650	6,995
J.C. Penney Co., Inc.	185,000	6,976
News Corp., Cl A	591,900	11,098
OfficeMax, Inc.(a)	150,312	2,877
Pitney Bowes, Inc.	290,800	10,184
Time Warner, Inc.(a)	1,054,000	14,777

		63,178

Consumer Staples (11.0%)
Campbell Soup Co.	321,050	10,900
Clorox Co. (The)	269,050	15,239
ConAgra Foods, Inc.(a)	506,350	12,127
CVS Caremark Corp.	209,450	8,485
Hershey Co. (The)(a)	301,800	11,369
Home Depot, Inc. (The)	234,700	6,565
Procter & Gamble Co. (The)	160,350	11,236
Safeway, Inc.(a)	283,800	8,329
Sara Lee Corp.(a)	1,176,850	16,452
Wal-Mart Stores, Inc.(a)	121,950	6,424

		107,126

Energy (13.8%)
Baker Hughes, Inc.	90,400	6,192
Chevron Corp.	335,750	28,660
ConocoPhillips	395,150	30,114
Exxon Mobil Corp.	432,350	36,568
Marathon Oil Corp.	335,100	15,281
Talisman Energy, Inc.	593,600	10,507
Tidewater, Inc.	141,100	7,776

		135,098

Financials (23.3%)
American International Group, Inc.(a)	203,300	8,793
Bank of America Corp.	622,800	23,610
BB&T Corp.(a)	290,950	9,328
Citigroup, Inc.	449,929	9,637
Genworth Financial, Inc., Cl A(a)	419,550	9,499
Hartford Financial Services Group, Inc. (The)(a)	232,200	17,594
HCC Insurance Holdings, Inc.(a)	244,550	5,549
JPMorgan Chase & Co.	495,866	21,297
Legg Mason, Inc.(a)	182,700	10,228
Lincoln National Corp.	318,100	16,541
Morgan Stanley	107,358	4,906
Northern Trust Corp.	145,450	9,668
PNC Financial Services Group, Inc.(a)	152,700	10,012
Regions Financial Corp.(a)	727,700	14,372
Travelers Cos., Inc. (The)	357,550	17,109
U.S. Bancorp	267,200	8,647
Wachovia Corp.(a)	556,750	15,032
Washington Mutual, Inc.(a)	618,800	6,374
Wells Fargo & Co.(a)	316,200	9,201

		227,397

Health Care (7.9%)
Bristol-Myers Squibb Co.	341,500	7,274
Cardinal Health, Inc.	153,813	8,077
Cooper Cos., Inc. (The)(a)	153,850	5,297
Johnson & Johnson	224,350	14,554
Merck & Co., Inc.	204,800	7,772
Pfizer, Inc.	1,026,900	21,493
Quest Diagnostics, Inc.(a)	105,400	4,771
Wyeth	184,950	7,724

		76,962

Industrials (13.3%)
Eaton Corp.	101,250	8,067
Emerson Electric Co.	205,254	10,562
General Electric Co.	925,300	34,244
Masco Corp.(a)	322,900	6,403
R.R. Donnelley & Sons Co.	256,600	7,778
Rockwell Automation, Inc.(a)	113,050	6,491
Southwest Airlines Co.(a)	678,350	8,412
Tyco Electronics Ltd.	181,900	6,243
United Parcel Service, Inc., Cl B(a)	168,250	12,286
United Technologies Corp.	159,300	10,963

See Notes to Financial Statements.

72

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2008  (Amounts in thousands, except Shares)
Large Cap Value Equity Fund — concluded

	Shares or
	Principal
	Amount($)	Value($)
Industrials—continued

Waste Management, Inc.	357,700	12,004
Weyerhaeuser Co.(a)	97,650	6,351

		129,804

Information Technology (5.2%)
Harris Corp.	171,675	8,331
Intel Corp.	425,700	9,016
International Business Machines Corp.	79,100	9,108
Microsoft Corp.	287,250	8,152
Motorola, Inc.(a)	864,150	8,037
Texas Instruments, Inc.(a)	283,650	8,019

		50,663

Materials (2.3%)
Alcoa, Inc.	157,500	5,679
Ashland, Inc.	111,779	5,287
E.I. du Pont de Nemours & Co.	122,750	5,740
Sonoco Products Co.	209,832	6,008

		22,714

Telecommunication Services (5.0%)
AT&T, Inc.	736,500	28,208
Verizon Communications, Inc.(a)	566,810	20,660

		48,868

Utilities (7.1%)
Dominion Resources, Inc.(a)	176,086	7,191
Duke Energy Corp.(a)	399,706	7,135
Edison International	167,400	8,206
Entergy Corp.(a)	67,400	7,352
FPL Group, Inc.(a)	104,700	6,569
PG&E Corp.(a)	278,550	10,256
Public Service Enterprise Group, Inc.(a)	159,850	6,425
TECO Energy, Inc.(a)	326,903	5,214
Xcel Energy, Inc.(a)	538,550	10,744

		69,092

Total Common Stocks		930,902

Short Term Investment (19.4%)
Credit Suisse Enhanced Liquidity Fund(b)	188,737,925	188,738

Total Short Term Investment		188,738

Money Market Fund (3.8%)
RidgeWorth Institutional Cash Management Money Market Fund(c)	37,272,329	37,272

Total Money Market Fund		37,272

Total Investments (Cost $1,163,534)(d) — 118.6%		1,156,912
Liabilities in excess of other assets — (18.6)%		(181,692)

Net Assets — 100.0%		$975,220

(a)	This security or a partial position of the security was on loan as of March 31, 2008. The total value of securities on loan as of March 31, 2008 in thousands was $184,366.

(b)	This security was purchased with cash collateral held from securities lending.

(c)	Affiliate investment.

(d)	Represents cost for financial reporting purposes.

See Notes to Financial Statements.

73

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2008  (Amounts in thousands, except Shares)
Mid-Cap Core Equity Fund

	Shares or
	Principal
	Amount($)	Value($)
Common Stocks (98.6%)
Consumer Discretionary (12.3%)
Advance Auto Parts, Inc.	64,761	2,205
American Eagle Outfitters, Inc.(a)	136,451	2,389
Darden Restaurants, Inc.	47,657	1,551
International Game Technology(a)	70,146	2,821
J.C. Penney Co., Inc.	46,365	1,748
Jack in the Box, Inc.*(a)	78,684	2,114
Mattel, Inc.	115,152	2,292
McGraw-Hill Cos., Inc. (The)	44,543	1,646
Mohawk Industries, Inc.*(a)	33,915	2,429
Nordstrom, Inc.(a)	31,608	1,030
Omnicom Group, Inc.	59,359	2,623
Whirlpool Corp.(a)	22,114	1,919

		24,767

Consumer Staples (5.8%)
Church & Dwight Co., Inc.(a)	56,473	3,063
Clorox Co. (The)	46,952	2,659
ConAgra Foods, Inc.(a)	60,346	1,445
Pepsi Bottling Group, Inc. (The)(a)	71,646	2,430
Reynolds American, Inc.(a)	36,729	2,168

		11,765

Energy (10.6%)
Anadarko Petroleum Corp.	46,558	2,935
Cameron International Corp.*(a)	62,703	2,611
Chesapeake Energy Corp.(a)	68,628	3,167
Core Laboratories NV*	18,262	2,179
Diamond Offshore Drilling, Inc.(a)	23,845	2,776
Noble Energy, Inc.(a)	39,785	2,896
Patterson-UTI Energy, Inc.(a)	52,683	1,379
Spectra Energy Corp.	74,000	1,683
Tesoro Corp.(a)	59,521	1,786

		21,412

Financials (15.6%)
Ameriprise Financial, Inc.	56,946	2,953
AMB Property	42,153	2,294
Arch Capital Group Ltd.*	30,174	2,072
Discover Financial Services	95,232	1,559
Entertainment Properties Trust REIT(a)	44,153	2,178
Genworth Financial, Inc., Cl A(a)	84,721	1,918
Janus Capital Group, Inc.(a)	86,960	2,023
Jones Lang LaSalle, Inc.(a)	31,686	2,450
M&T Bank Corp.(a)	29,259	2,355
Marshall & Ilsley Corp.(a)	89,899	2,086
Principal Financial Group, Inc.(a)	59,602	3,320
ProLogis(a)	49,337	2,904
Raymond James Financial, Inc.(a)	68,790	1,581
SL Green Realty Corp. REIT(a)	21,925	1,786

		31,479

Health Care (9.8%)
Becton, Dickinson & Co.	26,252	2,254
Celgene Corp.*	39,027	2,392
Endo Pharmaceuticals Holdings, Inc.*	75,033	1,796
Express Scripts, Inc.*	36,743	2,363
Henry Schein, Inc.*(a)	36,503	2,095
Laboratory Corp. of America Holdings*(a)	28,548	2,103
Millipore Corp.*(a)	28,470	1,919
Thermo Fisher Scientific, Inc.*	42,372	2,409
Universal Health Services, Inc., Cl B	42,865	2,302

		19,633

Industrials (15.0%)
Copart, Inc.*	55,417	2,148
Covanta Holding Corp.*(a)	97,193	2,673
CSX Corp.	48,845	2,740
Curtiss-Wright Corp.	47,133	1,955
Dover Corp.	49,514	2,069
Eaton Corp.	30,333	2,416
Equifax, Inc.(a)	63,760	2,198
Goodrich Corp.	43,743	2,516
Ingersoll-Rand Co. Ltd., Cl A(a)	28,018	1,249
L-3 Communications Holdings, Inc.(a)	22,188	2,426

See Notes to Financial Statements.

74

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2008  (Amounts in thousands, except Shares)
Mid-Cap Core Equity Fund — concluded

	Shares or
	Principal
	Amount($)	Value($)
Industrials—continued

PACCAR, Inc.(a)	49,426	2,224
Rockwell Automation, Inc.	28,825	1,655
Toro Co. (The)	47,158	1,952
Trane, Inc.(a)	45,630	2,094

		30,315

Information Technology (15.4%)
BMC Software, Inc.*(a)	72,111	2,345
Cadence Design Systems, Inc.*(a)	111,477	1,190
Harris Corp.	60,719	2,947
Juniper Networks, Inc.*(a)	101,803	2,545
NCR Corp.*	100,952	2,305
Novellus Systems, Inc.*(a)	109,368	2,302
Paychex, Inc.(a)	72,741	2,492
Sybase, Inc.*(a)	81,264	2,137
Teradata Corp.*	79,957	1,764
Total System Services, Inc.(a)	109,747	2,597
Tyco Electronics Ltd.	75,493	2,591
VeriSign, Inc.*(a)	43,406	1,443
VMware, Inc., Cl A*(a)	7,800	334
Western Union Co.	65,905	1,402
Xerox Corp.	186,006	2,785

		31,179

Materials (5.7%)
Air Products & Chemicals, Inc.(a)	23,000	2,116
Albemarle Corp.	51,614	1,885
FMC Corp.	53,447	2,966
Packaging Corp. of America(a)	91,357	2,040
Steel Dynamics, Inc.(a)	74,306	2,455

		11,462

Telecommunication Services (1.4%)
Qwest Communications International, Inc.(a)	272,696	1,235
Telephone & Data Systems, Inc.	41,170	1,617

		2,852

Utilities (6.9%)
American Electric Power Co., Inc.	65,943	2,745
Edison International(a)	56,505	2,770
MDU Resources Group, Inc.	114,513	2,811
OGE Energy Corp.	84,021	2,619
PG&E Corp.	77,092	2,839

		13,784

Total Common Stocks		198,648

Short-Term Investment (45.4%)
Credit Suisse Enhanced Liquidity Fund(b)	91,392,000	91,392

Total Short-Term Investment		91,392

Money Market Fund (0.6%)
RidgeWorth Institutional Cash Management Money Market Fund(c)	1,193,984	1,194

Total Money Market Fund		1,194

Total Investments (Cost $273,093)(d) — 144.6%		291,234
Liabilities in excess of other assets — (44.6)%		(89,769)

Net Assets — 100.0%		$201,465

*	Non-income producing security.

(a)	This security or a partial position of the security was on loan as of March 31, 2008. The total value of securities on loan as of March 31, 2008 in thousands was $88,223.

(b)	This security was purchased with cash collateral held from securities lending.

(c)	Affiliate investment.

(d)	Represents cost for financial reporting purposes.

REIT — Real Estate Investment Trust

See Notes to Financial Statements.

75

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2008  (Amounts in thousands, except Shares)
Mid-Cap Value Equity Fund

	Shares or
	Principal
	Amount($)	Value($)
Common Stocks (95.3%)
Consumer Discretionary (10.2%)
Brunswick Corp.(a)	72,200	1,153
Cooper Tire & Rubber Co.(a)	124,000	1,856
Darden Restaurants, Inc.	87,300	2,842
Foot Locker, Inc.	406,900	4,789
Harman International Industries, Inc.(a)	96,200	4,189
Mattel, Inc.	102,300	2,036
OfficeMax, Inc.	124,900	2,391
Teleflex, Inc.	84,700	4,041
Virgin Media, Inc.(a)	303,500	4,270

		27,567

Consumer Staples (9.8%)
Campbell Soup Co.	131,900	4,478
Clorox Co. (The)	75,200	4,260
ConAgra Foods, Inc.(a)	116,200	2,783
Hershey Co. (The)(a)	108,900	4,102
Safeway, Inc.(a)	141,400	4,150
Sara Lee Corp.(a)	470,900	6,583

		26,356

Energy (8.7%)
Baker Hughes, Inc.	39,200	2,685
BJ Services Co.	95,900	2,734
Spectra Energy Corp.	125,800	2,862
Sunoco, Inc.(a)	48,400	2,540
Talisman Energy, Inc.	181,400	3,211
Tesoro Corp.(a)	85,000	2,550
Tidewater, Inc.	69,200	3,814
Williams Cos., Inc. (The)	90,365	2,980

		23,376

Financials (25.7%)
ACE, Ltd.	76,000	4,185
BB&T Corp.(a)	102,200	3,276
Colonial BancGroup, Inc. (The)(a)	207,300	1,996
Comerica, Inc.	77,900	2,733
DuPont Fabros Technology, Inc. REIT(a)	250,500	4,131
Genworth Financial, Inc., Cl A	214,200	4,849
Hanover Insurance Group, Inc., (The)	66,000	2,715
HCC Insurance Holdings, Inc.	152,500	3,460
Lazard Ltd., Cl A	81,200	3,102
Legg Mason, Inc.(a)	80,100	4,484
Lincoln National Corp.	114,300	5,944
Marshall & Ilsley Corp.(a)	133,300	3,093
Old Republic International Corp.(a)	231,100	2,983
Raymond James Financial, Inc.	211,000	4,848
Regions Financial Corp.(a)	208,300	4,114
SL Green Realty Corp. REIT(a)	53,500	4,359
UCBH Holdings, Inc.(a)	265,400	2,059
Washington Mutual, Inc.(a)	380,800	3,922
Zions Bancorp(a)	65,000	2,961

		69,214

Health Care (6.2%)
Beckman Coulter, Inc.	29,200	1,885
Cardinal Health, Inc.	81,800	4,295
Cooper Cos., Inc. (The)(a)	126,400	4,352
Quest Diagnostics, Inc.(a)	95,200	4,310
STERIS Corp.	71,600	1,921

		16,763

Industrials (10.5%)
Eaton Corp.	62,500	4,979
Ingersoll-Rand Co. Ltd., Cl A(a)	48,600	2,167
Masco Corp.(a)	109,900	2,179
R.R. Donnelley & Sons Co.	139,400	4,225
Rockwell Automation, Inc.	35,100	2,015
Southwest Airlines Co.	544,400	6,751
Tyco Electronics Ltd.	86,400	2,965
Weyerhaeuser Co.(a)	48,900	3,181

		28,462

Information Technology (4.5%)
Electronic Data Systems Corp.	244,600	4,072
Harris Corp.	43,800	2,126
Motorola, Inc.	291,200	2,708
Paychex, Inc.(a)	94,300	3,231

		12,137

Materials (5.9%)
Albemarle Corp.	38,800	1,417
Ashland, Inc.	84,500	3,997
Nalco Holding Co.	190,900	4,038
Sonoco Products Co.	153,100	4,383
Valspar Corp. (The)	103,700	2,057

		15,892

See Notes to Financial Statements.

76

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2008  (Amounts in thousands, except Shares)
Mid-Cap Value Equity Fund — concluded

	Shares or
	Principal
	Amount($)	Value($)
Materials—continued
Utilities (13.8%)
Allegheny Energy, Inc.	56,000	2,828
American Electric Power Co., Inc.	68,200	2,839
Dominion Resources, Inc.	88,900	3,631
Edison International	84,400	4,137
Entergy Corp.	27,200	2,967
Northeast Utilities Service Co.	119,500	2,933
Pepco Holdings, Inc.(a)	116,800	2,887
PG&E Corp.	128,500	4,731
Public Service Enterprise Group, Inc.	77,600	3,119
Sempra Energy	82,900	4,417
Xcel Energy, Inc.(a)	136,100	2,715

		37,204

Total Common Stocks		256,971

Short-Term Investment (25.8%)
Credit Suisse Enhanced Liquidity Fund(b)	69,596,650	69,597

Total Short-Term Investment		69,597

Money Market Fund (4.1%)
RidgeWorth Institutional Cash Management Money Market Fund(c)	11,106,485	11,106

Total Money Market Fund		11,106

Total Investments (Cost $358,772)(d) — 125.2%		337,674
Liabilities in excess of other assets — (25.2)%		(67,873)

Net Assets — 100.0%		$269,801

(a)	This security or a partial position of the security was on loan as of March 31, 2008. The total value of securities on loan as of March 31, 2008 in thousands was $68,158.

(b)	This security was purchased with cash collateral held from securities lending.

(c)	Affiliate investment.

(d)	Represents cost for financial reporting purposes.

REIT	— Real Estate Investment Trust

See Notes to Financial Statements.

77

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2008  (Amounts in thousands, except Shares)
Real Estate 130/30 Fund

	Shares or
	Principal
	Amount($)	Value($)
Long Positions (129.1%)
Common Stocks (129.1%)
Casinos & Gaming (2.5%)
Churchill Downs, Inc.	600	28
International Speedway Corp., Cl A	1,100	45
Rick’s Cabaret International, Inc.*	2,300	53
Speedway Motorsports, Inc.	200	5

		131

Diversified (8.9%)
CapLease, Inc. REIT	10,300	80
DuPont Fabros Technology, Inc. REIT	1,200	20
Lexington Realty Trust REIT	1,300	19
Liberty Property Trust REIT	2,900	90
Vornado Realty Trust REIT	2,900	250

		459

Healthcare (11.3%)
Cogdell Spencer, Inc. REIT	1,100	17
Five Star Quality Care, Inc.*	11,700	74
HCP, Inc. REIT	400	14
Health Management Associates, Inc., Cl A*	3,500	18
Medical Properties Trust, Inc. REIT	4,300	49
National Health Investors, Inc. REIT	3,500	109
Nationwide Health Properties, Inc.	800	27
OMEGA Healthcare Investors, Inc.	3,400	59
Senior Housing Properties Trust REIT	1,000	24
Tenet Healthcare Corp.*	4,000	23
Ventas, Inc. REIT	3,800	171

		585

Heavy Construction (2.4%)
EMCOR Group, Inc.*	800	18
Michael Baker Corp.*	1,300	29
Perini Corp.*	2,100	76

		123

Hotels & Leisure Properties (7.0%)
Ashford Hospitality Trust	6,800	39
Cedar Fair LP	2,200	51
Entertainment Properties Trust REIT	1,000	49
Great Wolf Resorts, Inc.*	900	6
Hospitality Properties Trust REIT	600	20
Host Hotels & Resorts, Inc. REIT	3,900	62
MHI Hospitality Corp. REIT	4,100	26
Six Flags, Inc.*	11,500	19
Starwood Hotels & Resorts Worldwide, Inc.	600	31
Strategic Hotels & Resorts, Inc. REIT	1,600	21
Sunstone Hotel Investors, Inc. REIT	1,000	16
Wyndham Worldwide Corp.	1,100	23

		363

Industrial (17.6%)
Aecom Technology Corp.*	3,300	86
AMB Property Corp. REIT	1,300	71
Extra Space Storage, Inc. REIT	300	5
Fluor Corp.	400	56
Foster Wheeler Ltd.*	900	51
KBR, Inc.	800	22
ProLogis REIT	6,900	406
Public Storage REIT	2,400	213

		910

Land & Forest Products (6.4%)
Plum Creek Timber Co., Inc.	6,900	281
Rayonier, Inc. REIT	1,200	52

		333

Mortgage (2.6%)
Annaly Capital Management, Inc.	3,600	55
Anthracite Capital, Inc. REIT	3,800	25
Anworth Mortgage Asset Corp. REIT	7,300	45
MFA Mortgage Investments, Inc. REIT	1,100	7

		132

Office (17.4%)
Alexandria Real Estate Equities, Inc.	900	83
BioMed Realty Trust, Inc. REIT	3,700	88
Boston Properties, Inc. REIT	3,400	313
Corporate Office Properties Trust REIT	600	20
Digital Reality Trust, Inc. REIT	1,900	68

See Notes to Financial Statements.

78

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2008  (Amounts in thousands, except Shares)
Real Estate 130/30 Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Office—continued

Douglas Emmett, Inc. REIT	3,900	86
Highwoods Properties, Inc. REIT	1,900	59
Kilroy Realty Corp. REIT	1,700	84
Mack-Cali Realty Corp. REIT	2,800	100

		901

Real Estate Services (6.9%)
Grubb & Ellis Co.	6,500	45
Jones Lang LaSalle, Inc.	600	46
National Retail Properties, Inc. REIT	3,500	77
Tejon Ranch Co.*	2,600	97
The St. Joe Co.	2,100	90

		355

Residential (15.5%)
AvalonBay Communities, Inc. REIT	1,100	106
Equity Lifestyle Properties, Inc. REIT	2,100	104
Equity Residential REIT	4,300	178
GMH Communities Trust REIT	21,800	189
M/I Homes, Inc.	2,100	36
Post Properties, Inc. REIT	2,200	85
UDR, Inc. REIT	4,200	103

		801

Retail (30.6%)
Acadia Realty Trust REIT	1,700	41
Developers Diversified Realty Corp. REIT	2,600	109
Equity One, Inc.	3,700	88
Federal Realty Investment Trust REIT	2,100	164
General Growth Properties, Inc. REIT	3,300	126
Inland Real Estate Corp. REIT	5,000	76
Penske Automotive Group, Inc.	1,600	31
Ramco-Gershenson Properties Trust	800	17
Realty Income Corp. REIT	400	10
Regency Centers Corp. REIT	2,700	175
Simon Property Group, Inc. REIT	3,800	353
Taubman Centers, Inc. REIT	3,300	172
The Macerich Co. REIT	2,700	190
Urstadt Biddle Properties, Cl A REIT	2,000	31

		1,583

Total Common Stocks		6,676

Total Investments — 129.1%
(Total Long Positions) (Cost $6,632)(a)		6,676

Other assets in excess of liabilities — 0.5%		28
Short Positions (see summary below) (29.6%)		(1,531)

Net Assets — 100.0%		$5,173

Short Positions ((29.6)%)
Common Stocks Sold Short ((29.6)%)
Casinos & Gaming ((0.9)%)
Las Vegas Sands Corp.*	(600)	(44)

Diversified ((2.0)%)
Colonial Properties Trust REIT	(2,200)	(53)
Cousins Properties, Inc. REIT	(2,100)	(52)

		(105)

Healthcare ((3.4)%)
Community Health Systems, Inc.*	(900)	(30)
HEALTHSOUTH Corp.*	(6,800)	(121)
LifePoint Hospitals, Inc.*	(1,000)	(28)

		(179)

Heavy Construction ((1.1)%)
Dycom Industries, Inc.*	(900)	(11)
Insituform Technologies, Inc.*	(3,300)	(46)

		(57)

Homebuilders ((7.2)%)
Cavco Industries, Inc.*	(2,200)	(77)
Centex Corp.	(2,200)	(53)
Hilltop Holdings, Inc.*	(8,500)	(88)
KB Home	(1,900)	(47)
Skyline Corp.	(3,900)	(109)

		(374)

Hotels & Leisure Properties ((3.5)%)
MGM MIRAGE*	(1,300)	(76)
Morgans Hotel Group*	(4,400)	(65)
Vail Resorts, Inc.*	(800)	(39)

		(180)

See Notes to Financial Statements.

79

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2008  (Amounts in thousands, except Shares)
Real Estate 130/30 Fund — concluded

	Shares or
	Principal
	Amount($)	Value($)
Industrial ((7.0)%)
First Industrial Realty Trust, Inc. REIT	(1,600)	(49)
U-Store-It Trust REIT	(7,500)	(85)
URS Corp.*	(7,000)	(229)

		(363)

Mortgage ((2.4)%)
CBRE Realty Finance, Inc. REIT	(6,100)	(24)
KKR Financial Holdings LLC	(7,800)	(99)

		(123)

Residential ((0.6)%)
American Land Lease, Inc. REIT	(1,400)	(29)

Retail ((1.5)%)
CBL & Associates Properties, Inc. REIT	(1,500)	(35)
TravelCenters of America LLC*	(6,800)	(42)

		(77)

Total Common Stocks Sold Short		(1,531)

Total Investment Securities Sold Short (Proceeds $1,616)		(1,531)

*	Non-income producing security.

(a)	Represents cost for financial reporting purposes.

REIT	— Real Estate Investment Trust

See Notes to Financial Statements.

80

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2008  (Amounts in thousands, except Shares)
Select Large Cap Growth Stock Fund

	Shares or
	Principal
	Amount($)	Value($)
Common Stocks (97.3%)
Consumer Discretionary (7.1%)
International Game Technology(a)	62,900	2,529
McDonald’s Corp.	56,500	3,151
NIKE, Inc., Cl B(a)	46,450	3,159

		8,839

Consumer Staples (17.8%)
Colgate-Palmolive Co.	41,050	3,198
Costco Wholesale Corp.(a)	54,980	3,572
CVS Caremark Corp.	84,370	3,418
PepsiCo, Inc.	59,120	4,269
Procter & Gamble Co. (The)	61,000	4,274
TJX Cos., Inc. (The)(a)	99,510	3,291

		22,022

Energy (7.9%)
Cameron International Corp.*(a)	85,490	3,560
Exxon Mobil Corp.	21,510	1,819
Schlumberger Ltd.(a)	50,160	4,364

		9,743

Financials (8.2%)
AFLAC, Inc.	58,190	3,779
State Street Corp.	39,700	3,136
T. Rowe Price Group, Inc.(a)	64,010	3,201

		10,116

Health Care (16.8%)
Baxter International, Inc.	65,630	3,795
Express Scripts, Inc.*	45,440	2,923
Gilead Sciences, Inc.*	73,290	3,777
Merck & Co., Inc.	74,480	2,826
Stryker Corp.	32,140	2,091
Thermo Fisher Scientific, Inc.*(a)	61,000	3,467
UnitedHealth Group, Inc.	56,070	1,926

		20,805

Industrials (11.2%)
Emerson Electric Co.	81,150	4,176
Precision Castparts Corp.	26,860	2,742
Raytheon Co.	59,280	3,830
United Technologies Corp.	45,030	3,099

		13,847

Information Technology (24.2%)
Adobe Systems, Inc.*(a)	67,360	2,397
Apple, Inc.*	25,970	3,727
Cisco Systems, Inc.*	133,880	3,224
Dell, Inc.*	113,710	2,265
Google, Inc., Cl A*	4,520	1,991
Hewlett-Packard Co.	95,730	4,371
Intel Corp.	147,086	3,115
Oracle Corp.*	155,168	3,035
QUALCOMM, Inc.	73,480	3,013
Texas Instruments, Inc.	102,140	2,888

		30,026

Materials (4.1%)
Monsanto Co.(a)	24,800	2,765
Praxair, Inc.(a)	27,820	2,344

		5,109

Total Common Stocks		120,507

Short-Term Investment (25.0%)
Credit Suisse Enhanced Liquidity Fund(b)	30,968,074	30,968

Total Short-Term Investment		30,968

Money Market Fund (4.9%)
RidgeWorth Institutional Cash Management Money Market Fund(c)	6,084,376	6,084

Total Money Market Fund		6,084

Total Investments (Cost $146,903)(d) — 127.2%		157,559
Liabilities in excess of other assets — (27.2)%		(33,703)

Net Assets — 100.0%		$123,856

*	Non-income producing security.

(a)	This security or a partial position of the security was on loan as of March 31, 2008. The total value of securities on loan as of March 31, 2008, in thousands, was $30,435.

(b)	This security was purchased with cash collateral held from securities lending.

(c)	Affiliate investment.

(d)	Represents cost for financial reporting purposes.

See Notes to Financial Statements.

81

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2008  (Amounts in thousands, except Shares)
Small Cap Growth Stock Fund

	Shares or
	Principal
	Amount($)	Value($)
Common Stocks (97.6%)
Consumer Discretionary (16.9%)
Aeropostale, Inc.*(a)	178,170	4,830
Brightpoint, Inc.*	420,340	3,514
Buckle, Inc., (The)	80,069	3,581
Buffalo Wild Wings, Inc.*(a)	158,519	3,884
Deckers Outdoor Co.*	37,330	4,025
DeVry, Inc.(a)	121,192	5,071
Fossil, Inc.*(a)	134,460	4,106
FTI Consulting, Inc.*(a)	102,152	7,257
Gymboree Corp., (The)*	109,146	4,353
Iconix Brand Group, Inc.*(a)	183,635	3,186
Jack in the Box, Inc.*(a)	122,059	3,280
John Wiley & Sons, Inc., Cl A	87,595	3,477
MAXIMUS, Inc.	53,720	1,972
McCormick & Schmick’s Seafood Restaurants, Inc.*	186,209	2,169
Navigant Consulting, Inc.*	115,459	2,191
Netflix, Inc.*(a)	89,290	3,094
Priceline.com, Inc.*(a)	51,759	6,256
Quanta Services, Inc.*(a)	157,135	3,641
Strayer Education, Inc.(a)	25,003	3,813
Tupperware Brands Corp.	174,283	6,741
Tween Brands, Inc.*	116,190	2,875
WMS Industries, Inc.*(a)	124,842	4,491

		87,807

Consumer Staples (4.6%)
American Oriental Bioengineering, Inc.*(a)	324,069	2,625
Chattem, Inc.*(a)	63,767	4,231
Corn Products International, Inc.	104,989	3,899
Flowers Foods, Inc.(a)	235,362	5,825
Hain Celestial Group, Inc., (The)*(a)	107,424	3,169
Longs Drug Stores Corp.(a)	103,276	4,385

		24,134

Energy (6.9%)
Alpha Natural Resources, Inc.*(a)	94,770	4,117
Atwood Oceanics, Inc.*(a)	66,440	6,094
Core Laboratories NV*	42,073	5,019
Dril-Quip, Inc.*	70,518	3,277
Grey Wolf, Inc.*(a)	673,935	4,569
Matrix Service Co.*(a)	130,732	2,246
Petrohawk Energy Corp.*(a)	222,104	4,480
PetroQuest Energy, Inc.*(a)	373,092	6,470

		36,272

Financials (6.5%)
Digital Realty Trust, Inc. REIT(a)	137,861	4,894
Hanover Insurance Group, Inc., (The)	117,295	4,826
LandAmerica Financial Group, Inc.(a)	79,996	3,158
Navigators Group, Inc., (The)*(a)	79,916	4,347
RLI Corp.(a)	77,965	3,865
Tanger Factory Outlet Centers, Inc. REIT(a)	69,858	2,687
Texas Capital Bancshares, Inc.*	122,142	2,062
TNS, Inc.	127,733	2,636
Waddell & Reed Financial, Inc., Cl A(a)	169,504	5,446

		33,921

Health Care (24.7%)
Alexion Pharmaceuticals, Inc.*(a)	116,170	6,889
Alkermes, Inc.*(a)	281,026	3,339
Alliance Imaging, Inc.*(a)	460,036	3,956
AMAG Pharmaceuticals, Inc.*(a)	62,777	2,538
ArthroCare Corp.*(a)	127,729	4,260
BioMarin Pharmaceutical, Inc.*(a)	232,401	8,220
Genomic Health, Inc.*(a)	163,391	3,086
Haemonetics Corp.*	43,017	2,563
HealthExtras, Inc.*(a)	188,273	4,677
Hologic, Inc.*(a)	72,171	4,013

See Notes to Financial Statements.

82

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2008  (Amounts in thousands, except Shares)
Small Cap Growth Stock Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Health Care—continued

Illumina, Inc.*(a)	76,544	5,810
inVentiv Health, Inc.*(a)	138,645	3,994
K-V Pharmaceutical Co.*(a)	195,018	4,868
LifeCell Corp.*(a)	134,391	5,648
Meridian Bioscience, Inc.	182,101	6,088
Neogen Corp.*	55,697	1,398
NuVasive, Inc.*(a)	134,552	4,643
OSI Pharmaceuticals, Inc.*	62,521	2,338
PAREXEL International Corp.*(a)	220,902	5,765
Perrigo Co.(a)	188,271	7,103
Phase Forward, Inc.*	277,329	4,737
Psychiatric Solutions, Inc.*(a)	199,397	6,763
Savient Pharmaceuticals, Inc.*(a)	136,805	2,736
STERIS Corp.	186,424	5,002
United Therapeutics Corp.*	42,810	3,712
Varian, Inc.*	94,650	5,482
West Pharmaceutical Services, Inc.(a)	122,578	5,422
XenoPort, Inc.*(a)	92,979	3,763

		128,813

Industrials (11.2%)
Bucyrus International, Inc., Cl A	36,034	3,663
CIRCOR International, Inc.	104,019	4,811
Curtiss-Wright Corp.	93,758	3,889
Kansas City Southern*(a)	131,389	5,270
Lindsay Corp.(a)	49,389	5,061
Orbital Sciences Corp.*(a)	188,377	4,540
RBC Bearings, Inc.*	100,753	3,741
Robbins & Myers, Inc.(a)	87,027	2,841
Titan International, Inc.(a)	120,738	3,696
URS Corp.*	115,002	3,759
Wabtec Corp.(a)	174,662	6,578
Walter Industries, Inc.	78,442	4,913
Woodward Governor Co.(a)	211,958	5,663

		58,425

Information Technology (19.7%)
ANADIGICS, Inc.*(a)	308,418	2,023
Anixter International, Inc.*(a)	91,110	5,835
ANSYS, Inc.*(a)	157,921	5,451
Ariba, Inc.*(a)	482,426	4,660
Atheros Communications*(a)	122,828	2,560
AuthenTec, Inc.*(a)	230,080	2,287
Bankrate, Inc.*(a)	91,198	4,550
Blue Coat Systems, Inc.*(a)	121,481	2,677
Comtech Telecommunications Corp.*(a)	112,571	4,390
CyberSource Corp.*(a)	278,600	4,070
Dionex Corp.*(a)	82,411	6,344
Double-Take Software, Inc.*	302,888	3,538
eResearchTechnology, Inc.*(a)	376,557	4,677
Foundry Networks, Inc.*(a)	375,606	4,349
IHS, Inc., Cl A*	79,416	5,107
Informatica Corp.*(a)	229,691	3,919
j2 Global Communications, Inc.*(a)	162,850	3,635
Macrovision Corp.*(a)	228,799	3,089
MICROS Systems, Inc.*(a)	198,132	6,669
NETGEAR, Inc.*	207,039	4,130
Nuance Communications, Inc.*(a)	335,816	5,847
Polycom, Inc.*(a)	180,377	4,066
Radiant Systems, Inc.*(a)	284,719	3,977
Synaptics, Inc.*(a)	101,869	2,433
Tessera Technologies, Inc.*(a)	121,524	2,528

		102,811

See Notes to Financial Statements.

83

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2008  (Amounts in thousands, except Shares)
Small Cap Growth Stock Fund — concluded

	Shares or
	Principal
	Amount($)	Value($)
Materials (4.7%)
Arch Chemicals, Inc.	54,354	2,025
Compass Minerals International, Inc.	25,852	1,525
Greif, Inc., Cl A	68,268	4,638
Northwest Pipe Co.*	96,521	4,101
Silgan Holdings, Inc.	92,261	4,579
Terra Industries, Inc.*	94,678	3,364
Willbros Group, Inc.*(a)	137,033	4,193

		24,425

Transportation (2.4%)
American Commercial Lines, Inc.*(a)	148,191	2,341
Hornbeck Offshore Services, Inc.*(a)	107,105	4,892
Kirby Corp.*	89,030	5,075

		12,308

Total Common Stocks		508,916

Warrants (0.0%)
Health Care (0.0%)
Drugmax, Inc.(b)(c)	1,301,500	—

Telecommunication Services (0.0%)
Sunair Services Corp.(b)(c)(d)	350,000	—

Total Warrants		—

Short-Term Investment (47.2%)
Credit Suisse Enhanced Liquidity Fund(e)	246,294,346	246,294

Total Short-Term Investment		246,294

Money Market Fund (1.7%)
RidgeWorth Institutional Cash Management Money Market Fund(f)	8,706,224	8,706

Total Money Market Fund		8,706

Total Investments (Cost $730,545)(g) — 146.5%		763,916
Liabilities in excess of other assets — (46.5)%		(242,428)

Net Assets — 100.0%		$521,488

*	Non-income producing security.

(a)	This security or a partial position of the security was on loan as of March 31, 2008. The total value of securities on loan as of March 31, 2008 in thousands was $240,810.

(b)	Market value is zero.

(c)	Valued at fair value using methods determined by the Board. Fair valued securities held by the Fund represent 0.0% of net assets as of March 31, 2008.

(d)	The Fund’s adviser has deemed this security to be illiquid based upon procedures approved by the Board of Trustees. The illiquid security held by the Fund as of March 31, 2008 is identified below (amounts in thousands):

					Percentage of
Issue	Acquisition	Cost		Value	Net Assets
Description	Date	($)	Shares	($)	(%)
Sunair Services Corp. Warrants	12/15/05	—	350	—	—

(e)	This security was purchased with cash collateral held from securities lending.

(f)	Affiliate investment.

(g)	Represents cost for financial reporting purposes.

REIT	— Real Estate Investment Trust

See Notes to Financial Statements.

84

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2008  (Amounts in thousands, except Shares)
Small Cap Value Equity Fund

	Shares or
	Principal
	Amount($)	Value($)
Common Stocks (96.7%)
Consumer Discretionary (23.8%)
Aaron Rents, Inc.(a)	226,600	4,881
ABM Industries, Inc.(a)	324,638	7,285
Asbury Automotive Group, Inc.	508,439	6,996
Bassett Furniture Industries, Inc.	229,854	2,836
bebe Stores, Inc.(a)	548,334	5,895
Brown Shoe Co., Inc.(a)	404,188	6,091
CBRL Group, Inc.(a)	117,700	4,210
Circuit City Stores, Inc.(a)	561,300	2,234
CKE Restaurants, Inc.(a)	935,735	10,499
Cobra Electronics Corp.	291,214	1,110
Foot Locker, Inc.(a)	218,000	2,566
Group 1 Automotive, Inc.(a)	180,800	4,245
Harman International Industries, Inc.(a)	66,675	2,903
Interface, Inc., Cl A(a)	1,439,221	20,220
K-Swiss, Inc., Cl A(a)	336,900	5,330
Movado Group, Inc.	200,526	3,908
OfficeMax, Inc.	267,900	5,128
Pep Boys-Manny, Moe & Jack (The)(a)	174,800	1,741
Stage Stores, Inc.(a)	210,854	3,416
Tempur-Pedic International, Inc.(a)	615,300	6,768
Thor Industries, Inc.(a)	338,000	10,062

		118,324

Consumer Staples (3.0%)
Del Monte Foods Co.	680,700	6,487
Diamond Foods, Inc.	174,300	3,162
Gruma SA ADR(a)	109,900	1,054
Regis Corp.(a)	123,300	3,389
Signet Group PLC SP ADR	55,678	685

		14,777

Diversified Operations (3.3%)
Brink’s Co. (The)	93,900	6,308
Teleflex, Inc.	215,300	10,272

		16,580

Energy (7.0%)
CARBO Ceramics, Inc.(a)	184,900	7,415
CHC Helicopter Corp., Cl A(a)	492,238	14,526
Holly Corp.	140,900	6,116
RPC, Inc.(a)	170,300	2,587
Tidewater, Inc.	73,700	4,062

		34,706

Financials (19.0%)
Bank of Hawaii Corp.(a)	124,200	6,155
Cash America International, Inc.(a)	54,117	1,970
Cathay General Bancorp(a)	50,700	1,051
City National Corp.(a)	43,200	2,137
East West Bancorp, Inc.	86,755	1,540
Evercore Partners, Inc., Cl A	85,200	1,512
Glacier Bancorp, Inc.(a)	286,306	5,488
Greenhill & Co., Inc.(a)	50,200	3,492
Grubb & Ellis Co.	580,011	3,985
HCC Insurance Holdings, Inc.	338,450	7,679
Horizon Financial Corp.(a)	195,632	2,702
International Bancshares Corp.(a)	85,110	1,922
IPC Holdings Ltd.(a)	121,400	3,399
Jefferies Group, Inc.(a)	268,700	4,334
OneBeacon Insurance Group Ltd.	358,200	6,813
Preferred Bank(a)	85,300	1,424
Ramco-Gershenson Properties Trust REIT	176,400	3,724
Raymond James Financial, Inc.(a)	739,611	16,996
SWS Group, Inc.(a)	269,898	3,301
UCBH Holdings, Inc.(a)	268,800	2,086
Washington Real Estate Investment Trust(a)	176,700	5,905
Wesco Financial Corp.	12,400	5,010
West Coast Bancorp(a)	135,953	1,983

		94,608

Health Care (13.4%)
Brookdale Senior Living, Inc.(a)	141,000	3,370
Cooper Cos., Inc. (The)(a)	632,796	21,787
Ensign Group, Inc.	163,700	1,518
LCA-Vision, Inc.(a)	290,092	3,626
Mentor Corp.(a)	404,600	10,406
STERIS Corp.	817,957	21,946

See Notes to Financial Statements.

85

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2008  (Amounts in thousands, except Shares)
Small Cap Value Equity Fund — concluded

	Shares or
	Principal
	Amount($)	Value($)
Health Care—continued

Vital Signs, Inc.	79,494	4,026

		66,679

Industrials (12.6%)
Genesis Lease Ltd. ADR(a)	216,980	3,157
Grupo Aeroportuario del Pacifico SA de CV ADR	473,176	21,293
Heartland Express, Inc.(a)	329,300	4,696
Herman Miller, Inc.(a)	190,000	4,668
Multi-Color Corp.	130,575	2,920
Snap-on, Inc.	194,400	9,885
Tomkins PLC ADR	305,603	4,346
UTI Worldwide, Inc.	255,900	5,138
Wabtec Corp.(a)	166,000	6,252

		62,355

Information Technology (4.7%)
Black Box Corp.	77,400	2,388
Cohu, Inc.(a)	218,653	3,553
Fair Isaac Corp.	482,360	10,381
Keithley Instruments, Inc.	219,000	2,124
Nam Tai Electronics, Inc.	497,996	4,781

		23,227

Materials (5.5%)
Aceto Corp.	244,100	1,694
Bemis Co., Inc.(a)	201,386	5,121
Harry Winston Diamond Corp.	219,500	5,248
Nalco Holding Co.	416,000	8,799
Valspar Corp. (The)(a)	322,444	6,397

		27,259

Media (2.5%)
Meredith Corp.(a)	157,900	6,040
New York Times Co., Cl A (The)(a)	187,500	3,540
PRIMEDIA, Inc.(a)	417,014	3,065

		12,645

Telecommunication Services (0.7%)
Alaska Communications Systems Group, Inc.	307,600	3,765

Utilities (1.1%)
ALLETE, Inc.(a)	90,500	3,495
Companhia de Saneamento Basico do Estado de Sao Paulo ADR(a)	43,400	1,924

		5,419

Total Common Stocks		480,344

Short-Term Investment (40.1%)
Credit Suisse Enhanced Liquidity Fund(b)	199,183,218	199,183

Total Short-Term Investment		199,183

Money Market Fund (2.9%)
RidgeWorth Institutional Cash Management Money Market Fund(c)	14,310,925	14,311

Total Money Market Fund		14,311

Total Investments (Cost $726,521)(d) — 139.7%		693,838
Liabilities in excess of other assets — (39.7)%		(197,284)

Net Assets — 100.0%		$496,554

(a)	This security or a partial position of the security was on loan as of March 31, 2008. The total value of securities on loan as of March 31, 2008 in thousands was $194,501.

(b)	This security was purchased with cash collateral held from securities lending.

(c)	Affiliate investment.

(d)	Represents cost for financial reporting purposes.

ADR	— American Depositary Receipt

REIT	— Real Estate Investment Trust

See Notes to Financial Statements.

86

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2008  (Amounts in thousands, except Shares)
U.S. Equity 130/30 Fund

	Shares or
	Principal
	Amount($)	Value($)
Long Positions (130.0%)
Common Stocks (128.9%)

Aerospace/Defense (1.0%)

GenCorp, Inc.*	1,000	10
Rockwell Collins, Inc.	400	23
Spirit AeroSystems Holdings, Inc., Cl A*	500	11

		44

Apparel (0.5%)
Warnaco Group, Inc., (The)*	600	24

Commercial Services (1.5%)
Interactive Data Corp.	1,000	28
TrueBlue, Inc.*	1,200	16
United Rentals, Inc.*	1,200	23

		67

Consumer Discretionary (11.2%)
Abercrombie & Fitch Co., Cl A	100	7
Amazon.com, Inc.*	300	21
Bally Technologies, Inc.*	400	14
Bon-Ton Stores, Inc. (The)	2,000	11
Bunge, Ltd.	200	17
Cintas Corp.	700	20
Comcast Corp., Cl A	400	8
Courier Corp.	700	18
CRA International, Inc.*	400	13
Eastman Kodak Co.	1,100	19
Garmin, Ltd.	300	16
Goodyear Tire & Rubber Co. (The)*	500	13
Hubbell, Inc., Cl B	900	39
International Game Technology	400	16
Jackson Hewitt Tax Service, Inc.	3,300	38
Kimberly-Clark Corp.	200	13
Knoll, Inc.	2,000	23
McDonald’s Corp.	600	34
NIKE, Inc., Cl B	400	27
Pitney Bowes, Inc.	300	11
Steelcase, Inc., Cl A	2,200	24
Target Corp.	200	10
Teleflex, Inc.	400	19
Textron, Inc.	200	11
Walt Disney Co. (The)	1,000	31
WMS Industries, Inc.*	100	4
YUM! Brands, Inc.	300	11

		488

Consumer Staples (15.9%)
Altria Group, Inc.	800	18
Anheuser-Busch Cos., Inc.	300	14
Archer-Daniels-Midland Co.	800	33
Avery Dennison Corp.	400	20
Avon Products, Inc.	300	12
Central European Distribution Corp.*	700	41
Coca-Cola Enterprises, Inc.	400	10
Colgate-Palmolive Co.	300	23
Costco Wholesale Corp.	200	13
CVS Caremark Corp.	500	20
Fresh Del Monte Produce, Inc.*	1,100	40
Gap, Inc. (The)	1,300	26
Great Atlantic & Pacific Tea Co., Inc. (The)*	1,400	37
Home Depot, Inc. (The)	200	6
Kellogg Co.	400	21
Molson Coors Brewing Co., Cl B	500	26
Owens-Illinois, Inc.*	800	45
Pepsi Bottling Group, Inc. (The)	600	20
PepsiAmericas, Inc.	700	18
PepsiCo, Inc.	700	50
Philip Morris International, Inc.*	800	40
Procter & Gamble Co. (The)	700	49
Reynolds American, Inc.	200	12
TJX Cos., Inc. (The)	1,000	33
UST, Inc.	200	11
Wal-Mart Stores, Inc.	900	47
Wm. Wrigley Jr. Co.	200	13

		698

Diversified Operations (1.1%)
Carlisle Cos., Inc.	400	13
Cooper Industries, Ltd., Cl A	300	12
ITT Corp.	400	21

		46

Energy (12.9%)
Anadarko Petroleum Corp.	300	19
Chesapeake Energy Corp.	400	18
Chevron Corp.	800	68
ConocoPhillips	700	53
Devon Energy Corp.	200	21
Encore Acquistion Co.*	400	16
Exxon Mobil Corp.	2,100	178
Hess Corp.	200	18
Marathon Oil Corp.	300	14
Murphy Oil Corp.	200	16
National-Oilwell Varco, Inc.*	300	17
Noble Energy, Inc.	200	15
Occidental Petroleum Corp.	400	29
Schlumberger Ltd.	400	35

See Notes to Financial Statements.

87

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2008  (Amounts in thousands, except Shares)
U.S. Equity 130/30 Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Energy—continued

Transocean, Inc.*	200	27
Williams Cos., Inc. (The)	600	20

		564

Financials (12.7%)
ACE, Ltd.	700	39
AFLAC, Inc.	200	13
American Express Co.	200	9
American International Group, Inc.	300	13
Bank of America Corp.	1,000	38
Bank of Hawaii Corp.	400	20
Bank of New York Mellon Corp.	300	13
Charles Schwab Corp. (The)	1,000	19
Citigroup, Inc.	1,000	21
CME Group, Inc.	100	47
Dime Community Bancshares, Inc.	600	10
Federated Investors, Inc., Cl B	800	31
GFI Group, Inc.	200	11
Goldman Sachs Group, Inc. (The)	100	17
Hartford Financial Services Group, Inc. (The)	200	15
Hudson City Bancorp, Inc.	1,200	21
IntercontinentalExchange, Inc.*	100	13
JPMorgan Chase & Co.	800	34
MetLife, Inc.	300	18
Morgan Stanley	100	5
Northern Trust Corp.	300	20
NYSE Euronext	300	19
Torchmark Corp.	200	12
Travelers Cos., Inc. (The)	400	19
U.S. Bancorp	700	23
Wachovia Corp.	500	13
Wells Fargo & Co.	800	23
Westamerica Bancorp	400	21

		557

Health Care (12.0%)
Abbott Laboratories	500	28
Aetna, Inc.	400	17
Allergan, Inc.	200	11
AMERIGROUP Corp.*	700	19
Amgen, Inc.*	600	25
Applera Corp. — Applied Biosystems Group	600	20
Baxter International, Inc.	300	17
Becton, Dickinson & Co.	200	17
Biogen Idec, Inc.*	300	19
Bristol-Myers Squibb Co.	700	15
Eli Lilly & Co.	300	15
Express Scripts, Inc.*	200	13
Genzyme Corp.*	500	37
Gilead Sciences, Inc.*	400	21
Johnson & Johnson	1,100	71
Kindred Healthcare, Inc.*	1,000	22
Medco Health Solutions, Inc.*	400	18
Medtronic, Inc.	400	19
Merck & Co., Inc.	800	30
Pfizer, Inc.	3,000	63
Schering-Plough Corp.	600	9
Wyeth	500	21

		527

Industrials (22.7%)
3M Co.	400	32
Airgas, Inc.	400	18
Boeing Co. (The)	500	37
Ceradyne, Inc.*	700	22
Consolidated Graphics, Inc.*	600	34
Deere & Co.	100	8
Deluxe Corp.	1,200	23
Dover Corp.	600	25
Eaton Corp.	100	8
Emerson Electric Co.	300	15
Ennis, Inc.	1,600	27
EnPro Industries, Inc.*	1,400	44
Equifax, Inc.	600	21
Euroseas, Ltd.	2,300	28
G & K Services, Inc., Cl A	400	14
Gardner Denver, Inc.*	400	15
General Electric Co.	3,900	144
H&E Equipment Services, Inc.*	1,000	13
Honeywell International, Inc.	400	23
ICF International, Inc.*	500	10
Illinois Tool Works, Inc.	400	19
Ingersoll-Rand Co. Ltd., Cl A	300	13
LECG Corp.*	3,400	32
Manpower, Inc.	300	17
Mueller Industries, Inc.	800	23
NCI Building Systems, Inc.*	1,100	27
Northrop Grumman Corp.	200	16
Perini Corp.*	400	15
R.R. Donnelley & Sons Co.	1,500	45
Rockwell Automation, Inc.	300	17
Spherion Corp.*	7,100	43
Terex Corp.*	100	6
Thomas & Betts Corp.*	300	11
United Parcel Service, Inc., Cl B	400	29

See Notes to Financial Statements.

88

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2008  (Amounts in thousands, except Shares)
U.S. Equity 130/30 Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Industrials—continued

United States Steel Corp.	100	13
United Stationers, Inc.*	900	43
United Technologies Corp.	500	34
Waste Management, Inc.	300	10
Waters Corp.*	400	22

		996

Information Technology (15.9%)
Affiliated Computer Services, Inc., Cl A*	200	10
Apple, Inc.*	100	14
Applied Materials, Inc.	500	10
Autodesk, Inc.*	600	19
BMC Software, Inc.*	300	10
Cisco Systems, Inc.*	2,200	53
Computer Sciences Corp.*	500	20
Compuware Corp.*	2,900	21
COMSYS IT Partners, Inc.*	1,600	14
Dell, Inc.*	900	18
Electronic Data Systems Corp.	1,200	20
EMC Corp.*	800	11
Google, Inc., Cl A*	100	44
Hewlett-Packard Co.	1,000	46
Intel Corp.	2,000	42
International Business Machines Corp.	500	58
Jabil Circuit, Inc.	1,800	17
Juniper Networks, Inc.*	700	17
McAfee, Inc.*	400	13
MEMC Electronic Materials, Inc.*	200	14
Microsoft Corp.	3,100	88
Novellus Systems, Inc.*	500	11
Oracle Corp.*	1,600	31
QUALCOMM, Inc.	600	25
Sun Microsystems, Inc.*	700	11
Symantec Corp.*	600	10
Texas Instruments, Inc.	500	14
VeriSign, Inc.*	300	10
Western Union Co.	700	15
Yahoo!, Inc.*	400	12

		698

Insurance (2.3%)
Assurant, Inc.	200	12
Chubb Corp. (The)	600	30
Fidelity National Financial, Inc., Cl A	600	11
Universal American Financial Corp.*	3,500	37
Unum Group	400	9

		99

Machinery Diversified (1.4%)
Caterpillar, Inc.	200	16
NACCO Industries, Inc., Cl A	100	8
Regal-Beloit Corp.	1,000	36

		60

Materials (3.8%)
Alcoa, Inc.	300	11
Celanese Corp., Ser A	500	19
Compass Minerals International, Inc.	200	12
Dow Chemical Co. (The)	300	11
FMC Corp.	200	11
Freeport-McMoRan Copper & Gold, Inc.	200	19
Greif, Inc., Cl A	200	14
Hercules, Inc.	600	11
Monsanto Co.	200	22
Newmont Mining Corp.	200	9
OM Group, Inc.*	200	11
Praxair, Inc.	200	17

		167

Media (0.9%)
DIRECTV Group, Inc. (The)*	800	20
TiVo, Inc.*	1,100	9
Viacom, Inc., Cl B*	300	12

		41

Oil & Gas (2.8%)
Apache Corp.	200	24
Comstock Resources, Inc.*	400	16
EOG Resources, Inc.	100	12
Penn Virginia Corp.	400	18
W&T Offshore, Inc.	700	24
Weatherford International, Ltd.*	200	15
XTO Energy, Inc.	200	12

		121

Retail (1.6%)
Landry’s Restaurants, Inc.	2,500	41
REX Stores Corp.*	600	12
Walgreen Co.	400	15

		68

See Notes to Financial Statements.

89

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2008  (Amounts in thousands, except Shares)
U.S. Equity 130/30 Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Semiconductors (0.5%)
KLA-Tencor Corp.	300	11
NVIDIA Corp.*	600	12

		23

Telecommunication Services (4.2%)
AT&T, Inc.	2,300	88
CenturyTel, Inc.	500	17
Embarq Corp.	400	16
Sprint Nextel Corp.	1,700	11
Superior Essex, Inc.*	300	8
Verizon Communications, Inc.	1,200	44

		184

Transportation (1.4%)
Burlington Northern Santa Fe Corp.	100	9
FedEx Corp.	200	19
Pacer International, Inc.	1,300	21
Union Pacific Corp.	100	13

		62

Utilities (2.6%)
American Electric Power Co., Inc.	700	29
Dominion Resources, Inc.	200	8
Exelon Corp.	200	16
FPL Group, Inc.	200	13
PPL Corp.	400	18
Questar Corp.	300	17
Sempra Energy	200	11

		112

Total Common Stocks		5,646

Foreign Common Stocks (1.1%)
Financials (1.1%)
Bermuda (1.1%)
PartnerRe, Ltd.	600	46

Total Foreign Common Stocks		46

Total Investments — 130.0%
(Total Long Positions) (Cost $6,049)(a)		5,692

Other assets in excess of liabilities — 0.1%		6
Short Positions (see summary below) (30.1%)		(1,317)

Net Assets — 100.0%		$4,381

Short Positions ((30.1)%)
Common Stocks Sold Short ((30.1)%)
Advertising ((0.3)%)
Lamar Advertising Co., Cl A*	(300)	(11)

Aerospace/Defense ((0.4)%)
LMI Aerospace, Inc.*	(500)	(10)
Orbital Sciences Corp.*	(400)	(9)

		(19)

Building Materials ((0.2)%)
Layne Christensen Co.*	(300)	(10)

Commercial Services ((4.7)%)
Coinstar, Inc.*	(1,700)	(49)
Cornell Cos., Inc.*	(1,700)	(38)
Corrections Corp. of America*	(1,200)	(33)
FTI Consulting, Inc.*	(200)	(14)
Geo Group, Inc. (The)*	(900)	(26)
Healthcare Services Group, Inc.	(600)	(13)
Hill International, Inc.*	(900)	(11)
Rollins, Inc.	(700)	(12)
Tetra Tech, Inc.*	(600)	(12)

		(208)

Consumer Discretionary ((4.0)%)
Bright Horizons Family Solutions, Inc.*	(300)	(13)
Capella Education Co.*	(300)	(16)
CKE Restaurants, Inc.	(1,200)	(14)
DeVry, Inc.	(200)	(8)
Entercom Communications Corp., Cl A	(1,900)	(19)
Exponent, Inc.*	(500)	(16)
INVESTools, Inc.*	(1,100)	(12)
NuCo2, Inc.*	(1,100)	(31)
Red Lion Hotels Corp.*	(1,500)	(13)
Sims Group, Ltd. SP ADR	(410)	(11)
Steinway Musical Instruments, Inc.*	(500)	(14)
Tennant Co.	(200)	(8)

		(175)

Consumer Staples ((0.5)%)
M&F Worldwide Corp.*	(600)	(22)

Diversified Operations ((0.8)%)
Brink’s Co. (The)	(200)	(13)
Leggett & Platt, Inc.	(1,500)	(23)

		(36)

Energy ((1.7)%)
Covanta Holding Corp.*	(1,600)	(44)
Global Industries, Ltd.*	(700)	(11)

See Notes to Financial Statements.

90

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2008  (Amounts in thousands, except Shares)
U.S. Equity 130/30 Fund — concluded

	Shares or
	Principal
	Amount($)	Value($)
Energy—continued

NRG Energy, Inc.*	(200)	(8)
Parallel Petroleum Corp.*	(500)	(10)

		(73)

Environmental Control ((0.7)%)
CECO Environmental Corp.*	(1,500)	(13)
Clean Harbors, Inc.*	(300)	(19)

		(32)

Financials ((0.3)%)
Duff & Phelps Corp., Cl A*	(700)	(13)

Health Care ((1.6)%)
AMN Healthcare Services, Inc.*	(1,300)	(20)
Hanger Orthopedic Group, Inc.*	(1,200)	(13)
Lincare Holdings, Inc.*	(400)	(11)
Omnicare, Inc.	(700)	(13)
VNUS Medical Technologies, Inc.*	(700)	(13)

		(70)

Industrials ((4.4)%)
Armstrong World Industries, Inc.	(200)	(7)
Bucyrus International, Inc., Cl A	(200)	(20)
Casella Waste Systems, Inc., Cl A*	(3,100)	(34)
Cavco Industries, Inc.*	(300)	(11)
Joy Global, Inc.	(200)	(13)
Kaman Corp.	(900)	(25)
Landstar System, Inc.	(300)	(16)
Louisiana-Pacific Corp.	(1,000)	(9)
PHH Corp.*	(1,200)	(21)
Titan International, Inc.	(400)	(12)
Walter Industries, Inc.	(400)	(25)

		(193)

Information Technology ((1.4)%)
Diebold, Inc.	(300)	(11)
Omnicell, Inc.*	(600)	(12)
SYNNEX Corp.*	(1,100)	(24)
THQ, Inc.*	(600)	(13)

		(60)

Insurance ((0.8)%)
Argo Group International Holdings, Ltd.*	(600)	(21)
State Auto Financial Corp.	(400)	(12)

		(33)

Materials ((0.5)%)
Crown Holdings, Inc.*	(900)	(23)

Metals ((1.0)%)
A.M. Castle & Co.	(1,600)	(43)

Miscellaneous Manufacturer ((0.4)%)
Albany International Corp., Cl A	(500)	(18)

Oil & Gas ((1.2)%)
Calumet Specialty Products Partners, LP	(500)	(12)
Energy Partners, Ltd.*	(1,200)	(11)
Hercules Offshore, Inc.*	(500)	(13)
Superior Well Services, Inc.*	(800)	(17)

		(53)

Pipelines ((1.1)%)
Boardwalk Pipeline Partners, LP	(900)	(22)
Copano Energy LLC	(700)	(24)

		(46)

Retail ((2.6)%)
Carrols Restaurant Group, Inc.*	(1,400)	(12)
Copart, Inc.*	(300)	(12)
Domino’s Pizza, Inc.	(1,100)	(15)
Lithia Motors, Inc., Cl A	(1,300)	(13)
Pantry, Inc. (The)*	(700)	(15)
Rush Enterprises, Inc., Cl A*	(1,400)	(22)
Sonic Automotive, Inc., Cl A	(1,100)	(23)

		(112)

Semiconductors ((0.5)%)
Monolithic Power Systems, Inc.*	(600)	(10)
Photon Dynamics, Inc.*	(1,200)	(13)

		(23)

Transportation ((1.0)%)
C.H. Robinson Worldwide, Inc.	(800)	(44)

Total Common Stocks Sold Short		(1,317)

Total Investment Securities Sold Short (Proceeds $1,300)		(1,317)

*	Non-income producing security.

(a)	Represents cost for financial reporting purposes.

ADR	— American Depositary Receipt

See Notes to Financial Statements.

91

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2008  (Amounts in thousands, except Shares)
Life Vision Aggressive Growth Fund

	Shares or
	Principal
	Amount($)	Value($)
Equity Funds (91.3%)(a)
RidgeWorth Aggressive Growth Stock Fund	87,200	1,049
RidgeWorth International Equity Index Fund	265,809	4,737
RidgeWorth Large Cap Core Equity Fund	542,762	7,734
RidgeWorth Large Cap Growth Stock Fund	385,282	3,833
RidgeWorth Large Cap Quantitative Equity Fund	285,508	3,306
RidgeWorth Large Cap Value Equity Fund	554,899	6,853
RidgeWorth Mid-Cap Core Equity Fund	137,730	1,551
RidgeWorth Mid-Cap Value Equity Fund	39,130	375
RidgeWorth Select Large Cap Growth Stock Fund	125,344	3,550
RidgeWorth Small Cap Growth Stock Fund	55,609	752
RidgeWorth Small Cap Value Equity Fund	70,979	793

Total Equity Funds		34,533

Exchange Traded Fund (1.4%)
iShares MSCI Emerging Markets Index Fund	3,922	527

Total Exchange Traded Fund		527

Money Market Fund (7.4%)(a)
RidgeWorth Prime Quality Money Market Fund	2,789,898	2,790

Total Money Market Fund		2,790

Total Investments (Cost $35,068) (b) — 100.1%		37,850
Liabilities in excess of other assets — (0.1)%		(30)

Net Assets — 100.0%		$37,820

(a)	Affiliate investment. Investment is in I Shares.

(b)	Represents cost for financial reporting purposes.

See Notes to Financial Statements.

92

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2008  (Amounts in thousands, except Shares)
Life Vision Conservative Fund

	Shares or
	Principal
	Amount($)	Value($)
Equity Funds (19.5%)(a)
RidgeWorth Aggressive Growth Stock Fund	5,706	69
RidgeWorth International Equity Index Fund	17,479	311
RidgeWorth Large Cap Core Equity Fund	35,567	507
RidgeWorth Large Cap Growth Stock Fund	25,191	251
RidgeWorth Large Cap Quantitative Equity Fund	18,700	217
RidgeWorth Large Cap Value Equity Fund	36,240	447
RidgeWorth Mid-Cap Core Equity Fund	8,999	101
RidgeWorth Mid-Cap Value Equity Fund	2,526	24
RidgeWorth Select Large Cap Growth Stock Fund	8,248	234
RidgeWorth Small Cap Growth Stock Fund	3,640	49
RidgeWorth Small Cap Value Equity Fund	4,586	51

Total Equity Funds		2,261

Fixed Income Funds (75.1%)(a)
RidgeWorth Seix High Yield Fund	23,638	231
RidgeWorth Total Return Bond Fund	769,179	7,768
RidgeWorth U.S. Government Securities Ultra-Short Bond Fund	69,002	693

Total Fixed Income Funds		8,692

Exchange Traded Fund (0.3%)
iShares MSCI Emerging Markets Index Fund	257	35

Total Exchange Traded Fund		35

Money Market Fund (4.9%)(a)
RidgeWorth Prime Quality Money Market Fund	570,308	570

Total Money Market Fund		570

Total Investments (Cost $11,385)(b) — 99.8%		11,558
Other assets in excess of liabilities — 0.2%		25

Net Assets — 100.0%		$11,583

(a)	Affiliate investment. Investment is in I Shares.

(b)	Represents cost for financial reporting purposes.

See Notes to Financial Statements.

93

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2008  (Amounts in thousands, except Shares)
Life Vision Growth and Income Fund

	Shares or
	Principal
	Amount($)	Value($)
Equity Funds (64.0%)(a)
RidgeWorth Aggressive Growth Stock Fund	153,263	1,844
RidgeWorth International Equity Index Fund	466,660	8,316
RidgeWorth Large Cap Core Equity Fund	954,509	13,602
RidgeWorth Large Cap Growth Stock Fund	672,391	6,690
RidgeWorth Large Cap Quantitative Equity Fund	500,233	5,793
RidgeWorth Large Cap Value Equity Fund	975,053	12,042
RidgeWorth Mid-Cap Core Equity Fund	241,213	2,716
RidgeWorth Mid-Cap Value Equity Fund	68,181	653
RidgeWorth Select Large Cap Growth Stock Fund	219,939	6,229
RidgeWorth Small Cap Growth Stock Fund	97,378	1,317
RidgeWorth Small Cap Value Equity Fund	123,423	1,378

Total Equity Funds		60,580

Fixed Income Funds (28.3%)(a)
RidgeWorth Seix High Yield Fund	107,707	1,053
RidgeWorth Total Return Bond Fund	2,300,849	23,238
RidgeWorth U.S. Government Securities Ultra-Short Bond Fund	247,377	2,481

Total Fixed Income Funds		26,772

Exchange Traded Fund (1.0%)
iShares MSCI Emerging Markets Index Fund	6,848	921

Total Exchange Traded Fund		921

Money Market Fund (6.7%)(a)
RidgeWorth Prime Quality Money Market Fund	6,347,202	6,347

Total Money Market Fund		6,347

Total Investments (Cost $88,908)(b) — 100.0%		94,620
Other assets in excess of liabilities — 0.0%		38

Net Assets — 100.0%		$94,658

(a)	Affiliate investment. Investment is in I Shares.

(b)	Represents cost for financial reporting purposes.

See Notes to Financial Statements.

94

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2008  (Amounts in thousands, except Shares)
Life Vision Moderate Growth Fund

	Shares or
	Principal
	Amount($)	Value($)
Equity Funds (47.8%)(a)
RidgeWorth Aggressive Growth Stock Fund	227,694	2,739
RidgeWorth International Equity Index Fund	687,895	12,259
RidgeWorth Large Cap Core Equity Fund	1,410,797	20,104
RidgeWorth Large Cap Growth Stock Fund	991,669	9,867
RidgeWorth Large Cap Quantitative Equity Fund	732,128	8,478
RidgeWorth Large Cap Value Equity Fund	1,443,160	17,823
RidgeWorth Mid-Cap Core Equity Fund	359,328	4,046
RidgeWorth Mid-Cap Value Equity Fund	114,322	1,095
RidgeWorth Select Large Cap Growth Stock Fund	323,872	9,172
RidgeWorth Small Cap Growth Stock Fund	148,593	2,011
RidgeWorth Small Cap Value Equity Fund	182,121	2,034

Total Equity Funds		89,628

Fixed Income Funds (44.7%)(a)
RidgeWorth Seix High Yield Fund	214,217	2,092
RidgeWorth Total Return Bond Fund	7,459,202	75,339
RidgeWorth U.S. Government Securities Ultra-Short Bond Fund	625,919	6,278

Total Fixed Income Funds		83,709

Exchange Traded Fund (0.8%)
iShares MSCI Emerging Markets Index Fund	11,068	1,487

Total Exchange Traded Fund		1,487

Money Market Fund (6.6%)(a)
RidgeWorth Prime Quality Money Market Fund	12,374,047	12,374

Total Money Market Fund		12,374

Total Investments (Cost $180,898)(b) — 99.9%		187,198
Other assets in excess of liabilities — 0.1%		209

Net Assets — 100.0%		$187,407

(a)	Affiliate investment. Investment is in I Shares.

(b)	Represents cost for financial reporting purposes.

See Notes to Financial Statements.

95

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2008  (Amounts in thousands, except Shares)
Life Vision Target Date 2015 Fund

	Shares or
	Principal
	Amount($)	Value($)
Equity Funds (73.8%)(a)
RidgeWorth Aggressive Growth Stock Fund	6,042	73
RidgeWorth International Equity Index Fund	18,462	329
RidgeWorth Large Cap Core Equity Fund	37,681	536
RidgeWorth Large Cap Growth Stock Fund	26,633	265
RidgeWorth Large Cap Quantitative Equity Fund	19,791	229
RidgeWorth Large Cap Value Equity Fund	38,523	473
RidgeWorth Mid-Cap Core Equity Fund	9,564	108
RidgeWorth Mid-Cap Value Equity Fund	2,710	26
RidgeWorth Select Large Cap Growth Stock Fund	8,700	247
RidgeWorth Small Cap Growth Stock Fund	3,863	52

Total Equity Funds		2,338

Fixed Income Funds (20.1%)(a)
RidgeWorth Seix High Yield Fund	3,280	32
RidgeWorth Total Return Bond Fund	50,114	506
RidgeWorth U.S. Government Securities Ultra-Short Bond Fund	9,732	98

Total Fixed Income Funds		636

Exchange Traded Funds (2.9%)
iShares MSCI Emerging Markets Index Fund	273	37
iShares Russell 2000 Value Index Fund	829	55

Total Exchange Traded Funds		92

Money Market Fund (3.2%)(a)
RidgeWorth Prime Quality Money Market Fund	102,486	102

Total Money Market Fund		102

Total Investments (Cost $3,286)(b) — 100.0%		3,168
Other assets in excess of liabilities — 0.0%		—

Net Assets — 100.0%		$3,168

(a)	Affiliate investment. Investment is in I Shares.

(b)	Represents cost for financial reporting purposes.

Amounts designated as “—” are $0 or have been rounded to $0.

See Notes to Financial Statements.

96

SCHEDULES OF PORTFOLIO INVESTMENTS

RIDGEWORTH FUNDS  March 31, 2008  (Amounts in thousands, except Shares)
Life Vision Target Date 2025 Fund

	Shares or
	Principal
	Amount($)	Value($)
Equity Funds (81.8%)(a)
RidgeWorth Aggressive Growth Stock Fund	12,305	148
RidgeWorth International Equity Index Fund	37,480	668
RidgeWorth Large Cap Core Equity Fund	76,597	1,089
RidgeWorth Large Cap Growth Stock Fund	54,307	540
RidgeWorth Large Cap Quantitative Equity Fund	40,198	466
RidgeWorth Large Cap Value Equity Fund	78,372	968
RidgeWorth Mid-Cap Core Equity Fund	19,428	219
RidgeWorth Mid-Cap Value Equity Fund	5,529	53
RidgeWorth Select Large Cap Growth Stock Fund	17,665	500
RidgeWorth Small Cap Growth Stock Fund	7,824	106

Total Equity Funds		4,757

Fixed Income Funds (11.0%)(a)
RidgeWorth Total Return Bond Fund	52,018	526
RidgeWorth U.S. Government Securities Ultra-Short Bond Fund	11,610	117

Total Fixed Income Funds		643

Exchange Traded Funds (3.2%)
iShares MSCI Emerging Markets Index Fund	552	74
iShares Russell 2000 Value Index Fund	1,681	111

Total Exchange Traded Funds		185

Money Market Fund (4.0%)(a)
RidgeWorth Prime Quality Money Market Fund	234,167	234

Total Money Market Fund		234

Total Investments (Cost $6,321)(b) — 100.0%		5,819
Liabilities in excess of other assets — 0.0%		(1)

Net Assets — 100.0%		$5,818

(a)	Affiliate investment. Investment is in I Shares.

(b)	Represents cost for financial reporting purposes.

See Notes to Financial Statements.

97

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2008  (Amounts in thousands, except Shares)
Life Vision Target Date 2035 Fund

	Shares or
	Principal
	Amount($)	Value($)
Equity Funds (90.4%)(a)
RidgeWorth Aggressive Growth Stock Fund	6,827	82
RidgeWorth International Equity Index Fund	20,782	370
RidgeWorth Large Cap Core Equity Fund	42,614	607
RidgeWorth Large Cap Growth Stock Fund	30,322	302
RidgeWorth Large Cap Quantitative Equity Fund	22,319	259
RidgeWorth Large Cap Value Equity Fund	43,536	538
RidgeWorth Mid-Cap Core Equity Fund	10,892	122
RidgeWorth Mid-Cap Value Equity Fund	3,082	29
RidgeWorth Select Large Cap Growth Stock Fund	9,810	278
RidgeWorth Small Cap Growth Stock Fund	4,336	59

Total Equity Funds		2,646

Fixed Income Funds (1.0%)(a)
RidgeWorth Total Return Bond Fund	2,932	30

Total Fixed Income Funds		30

Exchange Traded Funds (3.5%)
iShares MSCI Emerging Markets Index Fund	308	41
iShares Russell 2000 Value Index Fund	923	61

Total Exchange Traded Funds		102

Money Market Fund (5.2%)(a)
RidgeWorth Prime Quality Money Market Fund	151,931	152

Total Money Market Fund		152

Total Investments (Cost $3,197)(b) — 100.1%		2,930
Liabilities in excess of other assets — (0.1)%		(2)

Net Assets — 100.0%		$2,928

(a)	Affiliate investment. Investment is in I Shares.

(b)	Represents cost for financial reporting purposes.

See Notes to Financial Statements.

98

STATEMENTS OF ASSETS AND LIABILITIES
RIDGEWORTH FUNDS  March 31, 2008  (Amounts in thousands)

	Aggressive	Emerging	International		International	Large Cap
	Growth	Growth	Equity	International	Equity	Core
	Stock Fund	Stock Fund	130/30 Fund	Equity Fund	Index Fund	Equity Fund

Assets:
Total Investments, at Cost	$360,462	$161,048	$5,832	$1,069,339	$790,965	$1,397,464

Investments, at Value*	$384,650	$154,574	$5,627	$1,174,706	$1,092,725	$1,515,188
Investments in Affiliates, at Value	—	3,769	—	—	—	12,803

Total Investments	384,650	158,343	5,627	1,174,706	1,092,725	1,527,991

Foreign Currency, at Value (Cost $—, $—, $21, $77, $445 and $—, respectively)	—	—	21	108	447	—
Cash	737	—	—	—	—	—
Interest and Dividends Receivable	58	34	16	3,895	4,129	1,426
Receivable for Capital Shares Issued	261	—	—	579	552	786
Receivable for Investment Securities Sold	—	51	909	48,469	991	7,778
Reclaims Receivable	—	—	—	237	170	—
Receivable from Adviser	—	—	49	—	—	—
Prepaid Expenses	7	4	29	13	6	7

Total Assets	385,713	158,432	6,651	1,228,007	1,099,020	1,537,988

Liabilities:
Payable for Fund Overdraft	—	—	30	—	991	—
Payable for Investment Securities Purchased	—	1,196	958	38,162	—	—
Payable for Investment Securities Sold Short, at Value (Proceeds $—, $—, $1,256, $—, $— and $—, respectively)	—	—	1,272	—	—	—
Dividends Payable for Securities Sold Short	—	—	6	—	—	—
Payable for Capital Shares Redeemed	50	2	—	128	556	886
Payable upon Return of Securities Loaned	75,245	39,684	—	79,849	126,005	214,325
Investment Advisory Fees Payable	288	107	3	1,036	402	911
Administration, Fund Accounting and Transfer Agency Fees Payable	2	1	9	11	18	13
Compliance Services Fees Payable	1	1	—	3	5	7
Distribution and Service Fees Payable	2	—	—	9	7	48
Custodian Fees Payable	4	3	29	221	210	17
Trustee Fees Payable	2	1	—	6	9	12
Accrued Expenses	24	9	1	60	80	121

Total Liabilities	75,618	41,004	2,308	119,485	128,283	216,340

Net Assets	$310,095	$117,428	$4,343	$1,108,522	$970,737	$1,321,648

Net Assets Consist of:
Capital	$285,813	$118,785	$4,994	$995,941	$703,009	$1,241,068
Accumulated Net Investment Income (Loss)	(5)	(8)	(11)	1	1,665	(7)
Accumulated Net Realized Gain (Loss) from Investment and Foreign Currency Transactions	99	1,356	(420)	7,107	(35,713)	(49,940)
Net Unrealized Appreciation/Depreciation on Investments and Foreign Currencies	24,188	(2,705)	(220)	105,473	301,776	130,527

Net Assets	$310,095	$117,428	$4,343	$1,108,522	$970,737	$1,321,648

Net Assets:
I Shares	$306,709	$116,703	$4,343	$1,089,572	$958,514	$1,239,965
A Shares	893	632	N/A	12,288	6,052	35,341
C Shares	2,493	93	N/A	6,662	6,171	46,342
Shares Outstanding (unlimited number of shares authorized, no par value):
I Shares	25,493	10,529	500	79,115	53,782	87,039
A Shares	75	58	N/A	903	343	2,455
C Shares	216	9	N/A	523	359	3,303
Net Asset Value and Redemption Price Per Share:(a)
I Shares	$12.03	$11.08	$8.69	$13.77	$17.82	$14.25
A Shares	11.88	10.92	N/A	13.61	17.67	14.40
C Shares(b)	11.54	10.62	N/A	12.74	17.18	14.03
Offering Price per Share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
I Shares	$12.03	$11.08	$8.69	$13.77	$17.82	$14.25
A Shares	12.60	11.59	N/A	14.44	18.75	15.28
C Shares	11.54	10.62	N/A	12.74	17.18	14.03
Maximum Sales Charge — A Shares	5.75%	5.75%	5.75%	5.75%	5.75%	5.75%

*	Investments include securities on loan of $73,349, $38,081, $—, $76,424, $119,968 and $210,118, respectively.

(a)	Per Share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

(b)	Redemption price per share varies based on length of time shares are held.
Amounts designated as “—” are $0 or have been rounded to $0.

See Notes to Financial Statements.

99

STATEMENTS OF ASSETS AND LIABILITIES
RIDGEWORTH FUNDS  March 31, 2008  (Amounts in thousands)

	Large Cap	Large Cap	Large Cap	Mid-Cap	Mid-Cap
	Growth	Quantitative	Value	Core	Value	Real Estate
	Stock Fund	Equity Fund	Equity Fund	Equity Fund	Equity Fund	130/30 Fund

Assets:
Total Investments, at Cost	$851,404	$241,076	$1,163,534	$273,093	$358,772	$6,632

Investments, at Value*	$894,113	$235,258	$1,119,640	$290,040	$326,568	$6,676
Investments in Affiliates, at Value	29,934	3,378	37,272	1,194	11,106	—

Total Investments	924,047	238,636	1,156,912	291,234	337,674	6,676

Interest and Dividends Receivable	817	264	1,551	340	586	37
Receivable for Capital Shares Issued	628	38	3,574	190	135	—
Receivable for Investment Securities Sold	9,083	—	26,684	1,951	8,466	—
Receivable from Adviser	—	—	—	—	—	9
Prepaid Expenses	6	4	13	9	11	29

Total Assets	934,581	238,942	1,188,734	293,724	346,872	6,751

Liabilities:
Payable for Fund Overdraft	—	—	—	—	—	35
Payable for Investment Securities Purchased	15,174	996	23,634	468	6,693	—
Payable for Investment Securities Sold Short, at Value (Proceeds $—, $—, $—, $—, $— and $1,616, respectively)	—	—	—	—	—	1,531
Dividends Payable for Securities Sold Short	—	—	—	—	—	4
Payable for Capital Shares Redeemed	221	8	363	184	511	—
Payable Upon Return of Securities Loaned	191,106	—	188,738	91,392	69,597	—
Investment Advisory Fees Payable	583	170	626	173	230	4
Administration, Fund Accounting and Transfer Agency Fees Payable	12	2	10	3	3	1
Compliance Services Fees Payable	4	1	5	1	1	—
Distribution and Service Fees Payable	41	1	37	8	5	—
Custodian Fees Payable	8	11	11	5	5	2
Trustee Fees Payable	6	2	8	2	2	—
Accrued Expenses	69	21	82	23	24	1

Total Liabilities	207,224	1,212	213,514	92,259	77,071	1,578

Net Assets	$727,357	$237,730	$975,220	$201,465	$269,801	$5,173

Net Assets Consist of:
Capital	$656,507	$254,333	$1,020,884	$178,904	$316,247	$5,034
Accumulated Net Investment Income (Loss)	(5)	(3)	232	26	145	—
Accumulated Net Realized Gain (Loss) from Investment Transactions	(1,788)	(14,160)	(39,274)	4,394	(25,493)	10
Net Unrealized Appreciation/Depreciation on Investments	72,643	(2,440)	(6,622)	18,141	(21,098)	129

Net Assets	$727,357	$237,730	$975,220	$201,465	$269,801	$5,173

Net Assets:
I Shares	$633,291	$235,925	$898,491	$185,543	$257,978	$5,173
A Shares	66,115	830	47,400	8,614	7,774	N/A
C Shares	27,949	975	29,329	7,308	4,049	N/A
Shares Outstanding (unlimited number of shares authorized, no par value):
I Shares	63,650	20,377	72,752	16,480	26,943	503
A Shares	7,134	72	3,852	805	815	N/A
C Shares	3,339	88	2,413	757	428	N/A
Net Asset Value and Redemption Price Per Share:(a)
I Shares	$9.95	$11.58	$12.35	$11.26	$9.58	$10.28
A Shares	9.27	11.47	12.30	10.70	9.53	N/A
C Shares(b)	8.37	11.10	12.16	9.66	9.47	N/A
Offering Price per Share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
I Shares	$9.95	$11.58	$12.35	$11.26	$9.58	$10.28
A Shares	9.84	12.17	13.05	11.35	10.11	N/A
C Shares	8.37	11.10	12.16	9.66	9.47	N/A
Maximum Sales Charge — A Shares	5.75%	5.75%	5.75%	5.75%	5.75%	5.75%

*	Investments include securities on loan of $186,031, $—, $184,366, $88,223, $68,158 and $—, respectively.

(a)	Per Share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

(b)	Redemption price per share varies based on length of time shares are held.
Amounts designated as “—” are $0 or have been rounded to $0.

See Notes to Financial Statements.

100

STATEMENTS OF ASSETS AND LIABILITIES
RIDGEWORTH FUNDS  March 31, 2008  (Amounts in thousands)

	Select				Life Vision
	Large Cap	Small Cap	Small Cap	U.S. Equity	Aggressive	Life Vision
	Growth	Growth	Value	130/30	Growth	Conservative
	Stock Fund	Stock Fund	Equity Fund	Fund	Fund	Fund

Assets:
Total Investments, at Cost	$146,903	$730,545	$726,521	$6,049	$35,068	$11,385

Investments, at Value*	$151,475	$755,210	$679,527	$5,692	$527	$35
Investments in Affiliates, at Value	6,084	8,706	14,311	—	37,323	11,523

Total Investments	157,559	763,916	693,838	5,692	37,850	11,558

Interest and Dividends Receivable	124	274	1,081	6	7	34
Receivable for Capital Shares Issued	60	639	250	—	44	2
Receivable for Investment Securities Sold	—	5,338	9,917	282	23	1
Receivable from Adviser	—	—	—	14	1	1
Prepaid Expenses	8	10	12	29	1	1

Total Assets	157,751	770,177	705,098	6,023	37,926	11,597

Liabilities:
Payable for Fund Overdraft	—	—	—	23	—	—
Payable for Investment Securities Purchased	2,528	1,031	8,517	291	65	4
Payable for Investment Securities Sold Short, at Value (Proceeds $—, $—, $—, $1,300, $—, and $—, respectively)	—	—	—	1,317	—	—
Dividends Payable for Securities Sold Short	—	—	—	1	—	—
Payable for Capital Shares Redeemed	268	729	299	—	20	—
Payable Upon Return of Securities Loaned	30,968	246,294	199,183	—	—	—
Investment Advisory Fees Payable	88	506	482	2	3	1
Administration, Fund Accounting and Transfer Agency Fees Payable	3	9	5	1	1	—
Compliance Services Fees Payable	1	4	2	—	—	—
Distribution and Service Fees Payable	23	17	6	—	5	4
Custodian Fees Payable	2	17	6	6	2	1
Trustee Fees Payable	1	7	4	—	—	—
Accrued Expenses	13	75	40	1	10	4

Total Liabilities	33,895	248,689	208,544	1,642	106	14

Net Assets	$123,856	$521,488	$496,554	$4,381	$37,820	$11,583

Net Assets Consist of:
Capital	$283,259	$513,628	$523,899	$5,006	$31,504	$11,381
Accumulated Net Investment Income (Loss)	—	(4)	510	1	87	88
Accumulated Net Realized Gain (Loss) from Investment Transactions	(170,059)	(25,507)	4,828	(252)	3,447	(59)
Net Unrealized Appreciation/Depreciation on Investments	10,656	33,371	(32,683)	(374)	2,782	173

Net Assets	$123,856	$521,488	$496,554	$4,381	$37,820	$11,583

Net Assets:
I Shares	$96,704	$490,675	$469,424	$4,381	$28,514	$5,177
A Shares	556	16,490	4,887	N/A	3,067	663
B Shares	N/A	N/A	N/A	N/A	4,472	4,903
C Shares	26,596	14,323	22,243	N/A	1,767	840
Shares Outstanding (unlimited number of shares authorized, no par value):
I Shares	3,415	36,257	42,012	501	2,749	466
A Shares	20	1,280	443	N/A	296	60
B Shares	N/A	N/A	N/A	N/A	439	442
C Shares	1,024	1,259	2,088	N/A	172	76
Net Asset Value and Redemption Price Per Share:(a)
I Shares	$28.32	$13.53	$11.17	$8.75	$10.37	$11.11
A Shares	28.06	12.88	11.03	N/A	10.33	11.12
B Shares(b)	N/A	N/A	N/A	N/A	10.19	11.10
C Shares(b)	25.98	11.38	10.65	N/A	10.29	11.09
Offering Price per Share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
I Shares	$28.32	$13.53	$11.17	$8.75	$10.37	$11.11
A Shares	29.77	13.67	11.70	N/A	10.96	11.67
B Shares	N/A	N/A	N/A	N/A	10.19	11.10
C Shares	25.98	11.38	10.65	N/A	10.29	11.09
Maximum Sales Charge — A Shares	5.75%	5.75%	5.75%	5.75%	5.75%	4.75%

*	Investments include securities on loan of $30,435, $240,810, $194,501, $—, $— and $—, respectively.

(a)	Per Share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

(b)	Redemption price per share varies based on length of time shares are held.
Amounts designated as “—” are $0 or have been rounded to $0.

See Notes to Financial Statements.

101

STATEMENTS OF ASSETS AND LIABILITIES
RIDGEWORTH FUNDS  March 31, 2008  (Amounts in thousands)

	Life Vision	Life Vision	Life Vision	Life Vision	Life Vision
	Growth and	Moderate	Target Date	Target Date	Target Date
	Income Fund	Growth Fund	2015 Fund	2025 Fund	2035 Fund

Assets:
Total Investments, at Cost	$88,908	$180,898	$3,286	$6,321	$3,197

Investments, at Value	$921	$1,487	$92	$185	$102
Investments in Affiliates, at Value	93,699	185,711	3,076	5,634	2,828

Total Investments	94,620	187,198	3,168	5,819	2,930

Dividends Receivable	108	370	2	1	—
Receivable for Capital Shares Issued	62	102	5	8	7
Receivable for Investment Securities Sold	223	4,958	—	14	6
Receivable from Adviser	—	—	3	1	1
Prepaid Expenses	3	10	2	2	1

Total Assets	95,016	192,638	3,180	5,845	2,945

Liabilities:
Payable for Investment Securities Purchased	118	4,804	3	12	11
Payable for Capital Shares Redeemed	207	364	2	10	2
Investment Advisory Fees Payable	8	16	—	1	—
Administration, Fund Accounting and Transfer Agency Fees Payable	1	3	—	—	—
Compliance Services Fees Payable	—	1	—	—	—
Distribution and Service Fees Payable	15	26	—	—	—
Custodian Fees Payable	1	2	3	2	2
Trustee Fees Payable	—	1	—	—	—
Accrued Expenses	8	14	4	2	2

Total Liabilities	358	5,231	12	27	17

Net Assets	$94,658	$187,407	$3,168	$5,818	$2,928

Net Assets Consist of:
Capital	$81,728	$176,151	$3,398	$6,264	$3,137
Accumulated Net Investment Income (Loss)	292	1,038	14	14	7
Accumulated Net Realized Gain (Loss) from Investment Transactions	6,926	3,918	(126)	42	51
Net Unrealized Appreciation/Depreciation on Investments	5,712	6,300	(118)	(502)	(267)

Net Assets	$94,658	$187,407	$3,168	$5,818	$2,928

Net Assets:
I Shares	$69,704	$147,784	$3,150	$5,770	$2,908
A Shares	5,031	8,632	18	48	20
B Shares	14,339	10,572	N/A	N/A	N/A
C Shares	5,584	20,419	N/A	N/A	N/A
Shares Outstanding (unlimited number of shares authorized, no par value):
I Shares	6,164	14,232	296	532	273
A Shares	446	832	2	4	2
B Shares	1,272	1,022	N/A	N/A	N/A
C Shares	498	1,974	N/A	N/A	N/A
Net Asset Value and Redemption Price Per Share:(a)
I Shares	$11.31	$10.38	$10.63	$10.84	$10.65
A Shares	11.28	10.37	10.61	10.83	10.64
B Shares(b)	11.27	10.34	N/A	N/A	N/A
C Shares(b)	11.22	10.34	N/A	N/A	N/A
Offering Price per Share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
I Shares	$11.31	$10.38	$10.63	$10.84	$10.65
A Shares	11.97	11.00	11.26	11.49	11.29
B Shares	11.27	10.34	N/A	N/A	N/A
C Shares	11.22	10.34	N/A	N/A	N/A
Maximum Sales Charge — A Shares	5.75%	5.75%	5.75%	5.75%	5.75%

(a)	Per Share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

(b)	Redemption price per share varies based on length of time shares are held.

Amounts designated as “—” are $0 or have been rounded to $0.

See Notes to Financial Statements.

102

STATEMENTS OF OPERATIONS
RIDGEWORTH FUNDS  For the Period Ended March 31, 2008  (Amounts in thousands)

	Aggressive	Emerging	International		International	Large Cap
	Growth	Growth	Equity	International	Equity	Core
	Stock Fund	Stock Fund	130/30 Fund*	Equity Fund	Index Fund	Equity Fund

Investment Income:
Dividend Income	$949	$195	$27	$40,563	$36,199	$31,711
Dividend Income from Affiliated Investment Companies	220	137	—	—	—	607
Interest Income	—	—	6	303	526	—
Net Income from Securities Lending	427	263	—	1,784	2,083	877
Less: Foreign Taxes Withheld	—	—	(1)	(3,264)	(3,197)	—

Total Investment Income	1,596	595	32	39,386	35,611	33,195

Expenses:
Investment Advisory Fees	3,838	1,433	14	13,365	5,192	12,877
Administration, Fund Accounting and Transfer Agency Fees	93	34	12	367	406	447
Compliance Services Fees	5	2	—	20	19	24
Distribution and Service Fees — A Shares	3	2	N/A	45	19	113
Distribution and Service Fees — C Shares	32	1	N/A	81	71	622
Custodian Fees	13	8	28	656	554	51
Printing Fees	19	6	—	49	48	75
Registration Fees	32	25	11	31	30	36
Trustee Fees	8	3	—	27	26	38
Dividend Expense on Securities Sold Short	—	—	20	—	—	—
Other Fees	26	12	2	88	70	119

Total Expenses	4,069	1,526	87	14,729	6,435	14,402
Less: Investment Advisory Fees Waived/Reimbursed	—	—	(48)	—	—	—
Less: Administration Fees Waived	(4)	(2)	—	(13)	(11)	(17)

Net Expenses	4,065	1,524	39	14,716	6,424	14,385

Net Investment Income (Loss)	(2,469)	(929)	(7)	24,670	29,187	18,810

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies:
Net Realized Gain (Loss) from:
Investment and Foreign Currency Transactions	31,134	13,996	(514)	103,684	27,147	23,357
Securities Sold Short	—	—	84	—	—	—
Net Change in Unrealized Appreciation/Depreciation on:
Investments and Foreign Currencies	(35,691)	(20,002)	(204)	(166,780)	(79,504)	(186,337)
Securities Sold Short	—	—	(16)	—	—	—

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies	(4,557)	(6,006)	(650)	(63,096)	(52,357)	(162,980)

Change in Net Assets from Operations	$(7,026)	$(6,935)	$(657)	$(38,426)	$(23,170)	$(144,170)

*	From Commencement of Operations.

Amounts designated as “—” are $0 or have been rounded to $0.

See Notes to Financial Statements.

103

STATEMENTS OF OPERATIONS
RIDGEWORTH FUNDS  For the Period Ended March 31, 2008  (Amounts in thousands)

	Large Cap	Large Cap	Large Cap	Mid-Cap	Mid-Cap
	Growth	Quantitative	Value	Core	Value	Real Estate
	Stock Fund	Equity Fund	Equity Fund	Equity Fund	Equity Fund	130/30 Fund*

Investment Income:
Dividend Income	$11,113	$4,242	$26,999	$4,451	$6,929	$54
Dividend Income from Affiliated Investment Companies	844	106	2,299	141	530	—
Net Income from Securities Lending	701	—	799	272	322	—

Total Investment Income	12,658	4,348	30,097	4,864	7,781	54

Expenses:
Investment Advisory Fees	8,298	2,400	8,469	2,992	3,017	16
Administration, Fund Accounting and Transfer Agency Fees	274	77	307	90	87	1
Compliance Services Fees	14	8	19	5	5	—
Distribution and Service Fees — A Shares	234	3	178	32	16	N/A
Distribution and Service Fees — C Shares	346	12	371	96	55	N/A
Custodian Fees	27	34	37	14	16	3
Printing Fees	41	12	50	13	14	—
Registration Fees	32	30	31	32	32	9
Trustee Fees	19	6	26	6	7	—
Dividend Expense on Securities Sold Short	—	—	—	—	—	13
Other Fees	96	22	78	26	28	1

Total Expenses	9,381	2,604	9,566	3,306	3,277	43
Less: Investment Advisory Fees Waived/Reimbursed	—	—	—	—	—	(11)
Less: Administration Fees Waived	(83)	(3)	(12)	(3)	(6)	—

Net Expenses	9,298	2,601	9,554	3,303	3,271	32

Net Investment Income (Loss)	3,360	1,747	20,543	1,561	4,510	22

Net Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss) from:
Investment Transactions	123,995	(5,691)	38,999	22,544	1,206	(192)
Securities Sold Short	—	—	—	—	—	214
Net Change in Unrealized Appreciation/Depreciation on:
Investments	(89,661)	(10,191)	(135,590)	(43,429)	(33,320)	44
Securities Sold Short	—	—	—	—	—	85

Net Realized and Unrealized Gain (Loss) on Investments	34,334	(15,882)	(96,591)	(20,885)	(32,114)	151

Change in Net Assets from Operations	$37,694	$(14,135)	$(76,048)	$(19,324)	$(27,604)	$173

*	From Commencement of Operations.

Amounts designated as “—” are $0 or have been rounded to $0.

See Notes to Financial Statements.

104

STATEMENTS OF OPERATIONS
RIDGEWORTH FUNDS  For the Period Ended March 31, 2008  (Amounts in thousands)

	Select
	Large Cap	Small Cap	Small Cap		Life Vision	Life Vision
	Growth	Growth	Value	U.S. Equity	Aggressive	Conservative
	Stock Fund	Stock Fund	Equity Fund	130/30 Fund*	Growth Fund	Fund

Investment Income:
Dividend Income	$1,322	$2,010	$13,683	$28	$12	$1
Dividend Income from Affiliated Investment Companies	188	735	787	—	635	429
Interest Income	—	—	—	1	—	—
Net Income from Securities Lending	68	1,500	904	—	—	—

Total Investment Income	1,578	4,245	15,374	29	647	430

Expenses:
Investment Advisory Fees	1,104	7,781	7,318	13	50	10
Administration, Fund Accounting and Transfer Agency Fees	53	213	182	2	16	4
Compliance Services Fees	2	13	11	—	1	—
Distribution and Service Fees — A Shares	2	66	16	N/A	10	2
Distribution and Service Fees — B Shares	N/A	N/A	N/A	N/A	40	35
Distribution and Service Fees — C Shares	314	195	77	N/A	17	8
Custodian Fees	6	47	25	9	6	5
Printing Fees	9	42	33	—	9	2
Registration Fees	26	33	34	9	8	7
Trustee Fees	3	18	15	—	1	—
Dividend Expense on Securities Sold Short	—	—	—	8	—	—
Other Fees	26	66	46	1	9	4

Total Expenses	1,545	8,474	7,757	42	167	77
Less: Investment Advisory Fees Waived/Reimbursed	—	—	—	(19)	(3)	(10)
Less: Administration Fees Waived	(7)	(63)	(7)	—	(3)	(3)

Net Expenses	1,538	8,411	7,750	23	161	64

Net Investment Income (Loss)	40	(4,166)	7,624	6	486	366

Net Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss) from:
Investment Transactions**	7,032	116,819	82,203	(369)	5,236	(129)
Securities Sold Short	—	—	—	118	—	—
Capital Gain Received from Investments in Affiliated Investment Companies	—	—	—	—	3,409	254
Net Change in Unrealized Appreciation/Depreciation on:
Investments**	(646)	(129,557)	(150,184)	(357)	(9,753)	(223)
Securities Sold Short	—	—	—	(17)	—	—

Net Realized and Unrealized Gain (Loss) on Investments	6,386	(12,738)	(67,981)	(625)	(1,108)	(98)

Change in Net Assets from Operations	$6,426	$(16,904)	$(60,357)	$(619)	$(622)	$268

*	From Commencement of Operations.

**	Net realized gain (loss) from investment transactions and net change in unrealized appreciation/depreciation on investments for the Life Vision Funds are primarily attributable to the underlying investments in affiliated investment companies.

Amounts designated as “—” are $0 or have been rounded to $0.

See Notes to Financial Statements.

105

STATEMENTS OF OPERATIONS
RIDGEWORTH FUNDS  For the Year Ended March 31, 2008  (Amounts in thousands)

	Life	Life	Life	Life	Life
	Vision	Vision	Vision	Vision	Vision
	Growth and	Moderate	Target Date	Target Date	Target Date
	Income Fund	Growth Fund	2015 Fund	2025 Fund	2035 Fund

Investment Income:
Dividend Income	$26	$24	$54	$3	$1
Dividend Income from Affiliated Investment Companies	2,619	6,687	2	80	31

Total Investment Income	2,645	6,711	56	83	32

Expenses:
Investment Advisory Fees	121	221	3	6	2
Administration, Fund Accounting and Transfer Agency Fees	38	73	1	2	1
Compliance Services Fees	2	4	—	—	—
Distribution and Service Fees — A Shares	18	31	—	—	—
Distribution and Service Fees — B Shares	124	93	N/A	N/A	N/A
Distribution and Service Fees — C Shares	60	232	N/A	N/A	N/A
Custodian Fees	7	9	8	6	7
Printing Fees	9	18	4	—	—
Registration Fees	10	24	10	10	10
Trustee Fees	3	5	—	—	—
Other Fees	14	31	2	2	1

Total Expenses	406	741	28	26	21
Less: Investment Advisory Fees Waived/Reimbursed	(1)	—	(21)	(14)	(17)
Less: Administration Fees Waived	(1)	(5)	(1)	(1)	—

Net Expenses	404	736	6	11	4

Net Investment Income (Loss)	2,241	5,975	50	72	28

Net Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss) from Investment Transactions*	6,410	2,423	(256)	(234)	(74)
Capital Gain Received from Investments in Affiliated Investment Companies	6,168	9,266	192	427	165
Net Change in Unrealized Appreciation/Depreciation on Investments*	(15,273)	(15,461)	(187)	(635)	(335)

Net Realized and Unrealized Gain (Loss) on Investments	(2,695)	(3,772)	(251)	(442)	(244)

Change in Net Assets from Operations	$(454)	$2,203	$(201)	$(370)	$(216)

*	Net realized gain (loss) on securities sold and net change in unrealized appreciation/depreciation on investments for the Life Vision Funds are primarily attributable to the underlying investments in affiliated investment companies.

Amounts designated as “—” are $0 or have been rounded to $0.

See Notes to Financial Statements.

106

STATEMENTS OF CASH FLOWS
RIDGEWORTH FUNDS  For the Period Ended March 31, 2008  (Amounts in thousands)

	International
	Equity 130/30	Real Estate	U.S. Equity
	Fund*	130/30 Fund*	130/30 Fund*

Cash Flow from Operating Activities:
Net Increase (Decrease) in Net Assets Resulting from Operations	$(657)	$173	$(619)
Adjustments to Reconcile Net Increase in Net Assets resulting from Operations to Net Cash Used in Operating Activities:
Purchases of Investments	(21,885)	(17,490)	(18,308)
Proceeds from Investment Securities Sold	15,519	10,664	11,891
Proceeds from Investment Securities Sold Short	3,997	4,116	4,102
Purchases to Cover Securities Sold Short	(2,657)	(2,284)	(2,685)
Net Realized (Gain)/Loss from Investments	430	(22)	251
Change in Net Unrealized Appreciation/Depreciation from Investments	220	(129)	374
Change in Assets and Liabilities:
Decrease (Increase) in Assets:
Interest and Dividends Receivable	(16)	(37)	(6)
Receivable for Investment Securities Sold	(909)	—	(282)
Receivable from Adviser	(49)	(9)	(14)
Prepaid Expenses	(29)	(29)	(29)
(Decrease) Increase in Liabilities:
Payable for Investment Securities Purchased	958	—	291
Dividends Payable for Securities Sold Short	6	4	1
Investment Advisory Fees Payable	3	4	2
Administration, Fund Accounting and Transfer Agency Fees Payable	9	1	1
Custodian Fees Payable	29	2	6
Trustee Fees Payable	—	—	—
Accrued Expenses	1	1	1

Net Cash Used in Operating Activities	(5,030)	(5,035)	(5,023)

Cash Flow from Financing Activities:
Proceeds from Shares Issued	5,000	5,000	5,000
Payable for Fund Overdraft	30	35	23

Net Cash Provided by Financing Activities	5,030	5,035	5,023

Net Increase in Cash	—	—	—
Cash at beginning of period	—	—	—

Cash at end of period	$—	$—	$—

*	From Commencement of Operations, which was December 27, 2007.

Amounts designated as “—” are $0 or have been rounded to $0.

Non-cash financing activities not included herein consists of reinvestments of dividends of $34 and $6 for Real Estate 130/30 Fund and U.S. Equity 130/30 Fund, respectively.

See Notes to Financial Statements.

107

STATEMENTS OF CHANGES IN NET ASSETS
RIDGEWORTH FUNDS  For the Periods Indicated  (Amounts in thousands)

					International
	Aggressive Growth		Emerging Growth		Equity	International
	Stock Fund		Stock Fund		130/30 Fund	Equity Fund
	04/01/07-	04/01/06-	04/01/07-	04/01/06-	12/27/07*-	04/01/07-	04/01/06-
	03/31/08	03/31/07	03/31/08	03/31/07	03/31/08	03/31/08	03/31/07

Operations:
Net Investment Income (Loss)	$(2,469)	$(2,484)	$(929)	$(698)	$(7)	$24,670	$13,848
Net Realized Gain (Loss) from Investment and Foreign Currency Transactions	31,134	(11,788)	13,996	1,704	(430)	103,684	96,943
Net Change in Unrealized Appreciation/Depreciation on Investments and Foreign Currencies	(35,691)	29,196	(20,002)	6,460	(220)	(166,780)	70,475

Change in Net Assets from Operations	(7,026)	14,924	(6,935)	7,466	(657)	(38,426)	181,266

Dividends and Distributions to Shareholders:
Net Investment Income:
I Shares	—	—	—	—	—	(25,075)	(18,408)
A Shares	—	—	—	—	N/A	(306)	(203)
C Shares	—	—	—	—	N/A	(106)	(67)
Net Realized Gains:
I Shares	(10,251)	—	(12,358)	—	—	(159,154)	(150)
A Shares	(30)	—	(84)	—	N/A	(2,105)	(2)
C Shares	(96)	—	(12)	—	N/A	(1,108)	(1)

Total Dividends and Distributions	(10,377)	—	(12,454)	—	—	(187,854)	(18,831)

Change in Net Assets from Capital Transactions	106	52,502	25,025	55,623	5,000	146,586	78,547

Change in Net Assets	(17,297)	67,426	5,636	63,089	4,343	(79,694)	240,982

Net Assets:
Beginning of Period	327,392	259,966	111,792	48,703	—	1,188,216	947,234

End of Period	$310,095	$327,392	$117,428	$111,792	$4,343	$1,108,522	1,188,216

Accumulated Net Investment Income (Loss), End of Period	$(5)	$(8)	$(8)	$(11)	$(11)	$1	$499

*	Commencement of Operations.

Amounts designated as “—” are $0 or have been rounded to $0.

See Notes to Financial Statements.

108

STATEMENTS OF CHANGES IN NET ASSETS (continued)
RIDGEWORTH FUNDS  For the Periods Indicated  (Amounts in thousands)

					International
	Aggressive Growth		Emerging Growth		Equity	International
	Stock Fund		Stock Fund		130/30 Fund	Equity Fund
	04/01/07-	04/01/06-	04/01/07-	04/01/06-	12/27/07*-	04/01/07-	04/01/06-
	03/31/08	03/31/07	03/31/08	03/31/07	03/31/08	03/31/08	03/31/07

Capital Transactions:
I Shares:
Proceeds from Shares Issued	$120,674	$194,041	$64,236	$106,285	$5,000	$340,421	$371,965
Dividends Reinvested	5,115	—	3,633	—	—	74,643	4,867
Cost of Shares Redeemed	(125,214)	(139,963)	(43,040)	(51,032)	—	(269,376)	(296,951)

Change in Net Assets from I Shares	575	54,078	24,829	55,253	5,000	145,688	79,881

A Shares:
Proceeds from Shares Issued	981	2,944	563	516	N/A	6,187	14,548
Dividends Reinvested	25	—	66	—	N/A	2,020	181
Cost of Shares Redeemed	(547)	(2,815)	(451)	(142)	N/A	(7,093)	(14,676)

Change in Net Assets from A Shares	459	129	178	374	N/A	1,114	53

C Shares:
Proceeds from Shares Issued	50	104	47	68	N/A	501	414
Dividends Reinvested	91	—	11	—	N/A	1,187	67
Cost of Shares Redeemed	(1,069)	(1,809)	(40)	(72)	N/A	(1,904)	(1,868)

Change in Net Assets from C Shares	(928)	(1,705)	18	(4)	N/A	(216)	(1,387)

Change in Net Assets from Capital Transactions	$106	$52,502	$25,025	$55,623	$5,000	$146,586	$78,547

Share Transactions:
I Shares:
Issued	8,851	16,703	4,764	8,835	500	21,017	24,381
Reinvested	353	—	255	—	—	4,740	302
Redeemed	(9,286)	(11,908)	(3,057)	(4,037)	—	(15,914)	(19,398)

Change in I Shares	(82)	4,795	1,962	4,798	500	9,843	5,285

A Shares:
Issued	70	276	38	42	N/A	359	1,003
Reinvested	2	—	5	—	N/A	130	11
Redeemed	(41)	(259)	(33)	(11)	N/A	(443)	(981)

Change in A Shares	31	17	10	31	N/A	46	33

C Shares:
Issued	4	9	3	5	N/A	32	29
Reinvested	7	—	1	—	N/A	82	4
Redeemed	(83)	(156)	(3)	(6)	N/A	(126)	(130)

Change in C Shares	(72)	(147)	1	(1)	N/A	(12)	(97)

Change in Shares	(123)	4,665	1,973	4,828	500	9,877	5,221

*	Commencement of Operations.

Amounts designated as “—” are $0 or have been rounded to $0.

See Notes to Financial Statements.

109

STATEMENTS OF CHANGES IN NET ASSETS (continued)
RIDGEWORTH FUNDS  For the Periods Indicated  (Amounts in thousands)

	International Equity		Large Cap Core		Large Cap Growth
	Index Fund		Equity Fund		Stock Fund		Large Cap Quantitative Equity Fund
	04/01/07-	04/01/06-	04/01/07-	04/01/06-	04/01/07-	04/01/06-	04/01/07-	04/01/06-
	03/31/08	03/31/07	03/31/08	03/31/07	03/31/08	03/31/07	03/31/08	03/31/07

Operations:
Net Investment Income (Loss)	$29,187	$17,444	$18,810	$22,026	$3,360	$5,713	$1,747	$1,551
Net Realized Gain (Loss) from Investment and Foreign Currency Transactions	27,147	7,770	23,357	121,792	123,995	60,872	(5,691)	24,394
Net Change in Unrealized Appreciation/Depreciation on Investments and Foreign Currencies	(79,504)	143,488	(186,337)	47,465	(89,661)	(3,769)	(10,191)	(6,151)

Change in Net Assets from Operations	(23,170)	168,702	(144,170)	191,283	37,694	62,816	(14,135)	19,794

Dividends and Distributions to Shareholders:
Net Investment Income:
I Shares	(27,049)	(18,118)	(18,214)	(21,852)	(3,174)	(5,740)	(1,790)	(1,533)
A Shares	(166)	(90)	(438)	(571)	(208)	(242)	(4)	(2)
C Shares	(113)	(85)	(163)	(357)	(50)	(30)	—	—
Tax Return of Capital
I Shares	—	—	(31)	—	—	—	(11)	—
A Shares	—	—	(1)	—	—	—	—	—
C Shares	—	—	(1)	—	—	—	—	—
Net Realized Gains:
I Shares	—	—	(139,555)	(105,997)	(157,411)	(48,970)	(29,674)	(9,255)
A Shares	—	—	(4,238)	(3,279)	(19,487)	(3,726)	(126)	(36)
C Shares	—	—	(5,769)	(4,984)	(9,172)	(1,896)	(145)	(35)

Total Dividends and Distributions	(27,328)	(18,293)	(168,410)	(137,040)	(189,502)	(60,604)	(31,750)	(10,861)

Change in Net Assets from Capital Transactions	13,287	68,874	(36,057)	95,481	(344,543)	(231,356)	(27,710)	14,966

Change in Net Assets	(37,211)	219,283	(348,637)	149,724	(496,351)	(229,144)	(73,595)	23,899

Net Assets:
Beginning of Period	1,007,948	788,665	1,670,285	1,520,561	1,223,708	1,452,852	311,325	287,426

End of Period	$970,737	$1,007,948	$1,321,648	$1,670,285	$727,357	$1,223,708	$237,730	$311,325

Accumulated Net Investment Income (Loss), End of Period	$1,665	$(2,516)	$(7)	$(2)	$(5)	$(3)	$(3)	$30

Amounts designated as “—” are $0 or have been rounded to $0.

See Notes to Financial Statements.

110

STATEMENTS OF CHANGES IN NET ASSETS (continued)
RIDGEWORTH FUNDS  For the Periods Indicated  (Amounts in thousands)

	International Equity				Large Cap Growth		Large Cap Quantitative
	Index Fund		Large Cap Core Equity Fund		Stock Fund		Equity Fund
	04/01/07-	04/01/06-	04/01/07-	04/01/06-	04/01/07-	04/01/06-	04/01/07-	04/01/06-
	03/31/08	03/31/07	03/31/08	03/31/07	03/31/08	03/31/07	03/31/08	03/31/07

Capital Transactions:
I Shares:
Proceeds from Shares Issued	$325,920	$308,565	$403,254	$442,012	$285,723	$302,082	$77,243	$144,181
Dividends Reinvested	15,453	10,069	74,869	61,144	98,027	36,401	13,737	4,354
Cost of Shares Redeemed	(327,766)	(246,266)	(501,360)	(394,496)	(730,987)	(532,077)	(118,727)	(133,003)

Change in Net Assets from I Shares	13,607	72,368	(23,237)	108,660	(347,237)	(193,594)	(27,747)	15,532

A Shares:
Proceeds from Shares Issued	3,254	5,082	7,608	13,376	4,566	6,028	709	1,708
Dividends Reinvested	123	79	4,160	3,442	19,005	3,828	122	35
Cost of Shares Redeemed	(2,833)	(9,029)	(14,301)	(17,648)	(20,085)	(33,556)	(742)	(2,028)

Change in Net Assets from A Shares	544	(3,868)	(2,533)	(830)	3,486	(23,700)	89	(285)

C Shares:
Proceeds from Shares Issued	728	2,610	1,045	2,091	686	418	29	97
Dividends Reinvested	107	81	5,630	5,087	8,871	1,866	138	33
Cost of Shares Redeemed	(1,699)	(2,317)	(16,962)	(19,527)	(10,349)	(16,346)	(219)	(411)

Change in Net Assets from C Shares	(864)	374	(10,287)	(12,349)	(792)	(14,062)	(52)	(281)

Change in Net Assets from Capital Transactions	$13,287	$68,874	$(36,057)	$95,481	$(344,543)	$(231,356)	$(27,710)	$14,966

Share Transactions:
I Shares:
Issued	16,896	18,312	23,698	25,101	23,966	23,675	5,798	10,535
Reinvested	786	569	4,573	3,464	8,602	2,827	1,056	316
Redeemed	(17,256)	(14,496)	(28,621)	(22,343)	(54,888)	(41,606)	(8,425)	(9,605)

Change in I Shares	426	4,385	(350)	6,222	(22,320)	(15,104)	(1,571)	1,246

A Shares:
Issued	166	317	424	766	372	498	51	129
Reinvested	6	4	251	193	1,790	313	9	3
Redeemed	(149)	(554)	(829)	(992)	(1,658)	(2,765)	(56)	(151)

Change in A Shares	23	(233)	(154)	(33)	504	(1,954)	4	(19)

C Shares:
Issued	38	155	61	120	62	37	3	7
Reinvested	6	5	350	293	924	163	11	2
Redeemed	(93)	(144)	(1,006)	(1,124)	(934)	(1,440)	(18)	(31)

Change in C Shares	(49)	16	(595)	(711)	52	(1,240)	(4)	(22)

Change in Shares	400	4,168	(1,099)	5,478	(21,764)	(18,298)	(1,571)	1,205

Amounts designated as “—” are $0 or have been rounded to $0.

See Notes to Financial Statements.

111

STATEMENTS OF CHANGES IN NET ASSETS (continued)
RIDGEWORTH FUNDS  For the Periods Indicated  (Amounts in thousands)

	Large Cap Value		Mid-Cap Core		Mid-Cap Value		Real Estate
	Equity Fund		Equity Fund		Equity Fund		130/30 Fund
	04/01/07-	04/01/06-	04/01/07-	04/01/06-	04/01/07-	04/01/06-	12/27/07*-
	03/31/08	03/31/07	03/31/08	03/31/07	03/31/08	03/31/07	03/31/08

Operations:
Net Investment Income (Loss)	$20,543	$14,266	$1,561	$1,599	$4,510	$2,805	$22
Net Realized Gain (Loss) from Investment Transactions	38,999	102,395	22,544	29,613	1,206	49,345	22
Net Change in Unrealized Appreciation/Depreciation on Investments	(135,590)	13,084	(43,429)	945	(33,320)	(9,247)	129

Change in Net Assets from Operations	(76,048)	129,745	(19,324)	32,157	(27,604)	42,903	173

Dividends and Distributions to Shareholders:
Net Investment Income:
I Shares	(19,035)	(13,131)	(1,662)	(1,688)	(4,406)	(2,658)	(34)
A Shares	(943)	(812)	(47)	(26)	(74)	(22)	N/A
C Shares	(339)	(264)	(12)	—	(30)	(6)	N/A
Tax Return of Capital
I Shares	—	—	—	—	(1,122)	—	—
A Shares	—	—	—	—	(28)	—	—
C Shares	—	—	—	—	(21)	—	—
Net Realized Gains:
I Shares	(103,923)	(31,908)	(23,007)	(24,539)	(48,249)	(40,247)	—
A Shares	(6,143)	(2,337)	(1,059)	(881)	(1,212)	(492)	N/A
C Shares	(3,763)	(1,568)	(1,008)	(879)	(881)	(949)	N/A

Total Dividends and Distributions	(134,146)	(50,020)	(26,795)	(28,013)	(56,023)	(44,374)	(34)

Change in Net Assets from Capital Transactions	189,310	37,730	(109,019)	(87,508)	64,848	37,716	5,034

Change in Net Assets	(20,884)	117,445	(155,138)	(83,364)	(18,779)	36,245	5,173

Net Assets:
Beginning of Period	996,104	878,649	356,603	439,967	288,580	252,335	—

End of Period	$975,220	$996,104	$201,465	$356,603	$269,801	$288,580	$5,173

Accumulated Net Investment Income (Loss), End of Period	$232	$68	$26	$13	$145	$173	$—

* Commencement of Operations.

Amounts designated as “—” are $0 or have been rounded to $0.

See Notes to Financial Statements.

112

STATEMENTS OF CHANGES IN NET ASSETS (continued)
RIDGEWORTH FUNDS  For the Periods Indicated  (Amounts in thousands)

	Large Cap Value		Mid-Cap Core		Mid-Cap Value		Real Estate
	Equity Fund		Equity Fund		Equity Fund		130/30 Fund
	04/01/07-	04/01/06-	04/01/07-	04/01/06-	04/01/07-	04/01/06-	12/27/07*
	03/31/08	03/31/07	03/31/08	03/31/07	03/31/08	03/31/07	03/31/08

Capital Transactions:
I Shares:
Proceeds from Shares Issued	$355,893	$188,156	$41,538	$121,973	$127,267	$141,296	$5,000
Dividends Reinvested	94,656	34,278	15,639	14,317	27,334	20,051	34
Cost of Shares Redeemed	(252,509)	(166,014)	(163,505)	(216,799)	(95,646)	(124,533)	—

Change in Net Assets from I Shares	198,040	56,420	(106,328)	(80,509)	58,955	36,814	5,034

A Shares:
Proceeds from Shares Issued	3,635	5,244	1,225	2,572	8,394	1,703	N/A
Dividends Reinvested	6,747	3,039	1,030	856	1,122	457	N/A
Cost of Shares Redeemed	(14,704)	(19,277)	(3,319)	(7,841)	(2,786)	(1,198)	N/A

Change in Net Assets from A Shares	(4,322)	(10,994)	(1,064)	(4,413)	6,730	962	N/A

C Shares:
Proceeds from Shares Issued	705	991	78	303	321	616	N/A
Dividends Reinvested	3,958	1,777	970	838	888	919	N/A
Cost of Shares Redeemed	(9,071)	(10,464)	(2,675)	(3,727)	(2,046)	(1,595)	N/A

Change in Net Assets from C Shares	(4,408)	(7,696)	(1,627)	(2,586)	(837)	(60)	N/A

Change in Net Assets from Capital Transactions	$189,310	$37,730	$(109,019)	$(87,508)	$64,848	$37,716	$5,034

Share Transactions:
I Shares:
Issued	23,915	12,782	3,029	9,065	10,739	10,806	500
Reinvested	6,778	2,324	1,236	1,072	2,480	1,596	3
Redeemed	(17,007)	(11,371)	(11,826)	(16,117)	(7,708)	(9,501)	—

Change in I Shares	13,686	3,735	(7,561)	(5,980)	5,511	2,901	503

A Shares:
Issued	242	370	90	204	689	127	N/A
Reinvested	485	207	86	67	103	37	N/A
Redeemed	(1,012)	(1,351)	(258)	(604)	(236)	(91)	N/A

Change in A Shares	(285)	(774)	(82)	(333)	556	73	N/A

C Shares:
Issued	50	69	7	25	24	47	N/A
Reinvested	289	122	90	71	82	74	N/A
Redeemed	(621)	(731)	(232)	(315)	(164)	(122)	N/A

Change in C Shares	(282)	(540)	(135)	(219)	(58)	(1)	N/A

Change in Shares	13,119	2,421	(7,778)	(6,532)	6,009	2,973	503

* Commencement of Operations.

Amounts designated as “—” are $0 or have been rounded to $0.

See Notes to Financial Statements.

113

STATEMENTS OF CHANGES IN NET ASSETS (continued)
RIDGEWORTH FUNDS  For the Periods Indicated  (Amounts in thousands)

	Select Large Cap		Small Cap		Small Cap		U.S. Equity
	Growth Stock Fund		Growth Stock Fund		Value Equity Fund		130/30 Fund
	04/01/07-	04/01/06-	04/01/07-	04/01/06-	04/01/07-	04/01/06-	12/27/07*-
	03/31/08	03/31/07	03/31/08	03/31/07	03/31/08	03/31/07	03/31/08

Operations:
Net Investment Income (Loss)	$40	$211	$(4,166)	$(7,303)	$7,624	$3,992	$6
Net Realized Gain (Loss) from Investment Transactions	7,032	17,498	116,819	54,274	82,203	162,868	(251)
Net Change in Unrealized Appreciation/Depreciation on Investments	(646)	(16,393)	(129,557)	(211,108)	(150,184)	(117,368)	(374)

Change in Net Assets from Operations	6,426	1,316	(16,904)	(164,137)	(60,357)	49,492	(619)

Dividends and Distributions to Shareholders:
Net Investment Income:
I Shares	(93)	(168)	—	—	(6,867)	(4,008)	(6)
A Shares	—	—	—	—	(59)	(23)	N/A
C Shares	—	—	—	—	(288)	(134)	N/A
Tax Return of Capital
I Shares	—	—	(2,930)	—	—	—	—
A Shares	—	—	(111)	—	—	—	—
C Shares	—	—	(104)	—	—	—	—
Net Realized Gains:
I Shares	—	—	(175,625)	(64,037)	(149,092)	(161,578)	—
A Shares	—	—	(6,621)	(1,912)	(1,715)	(1,777)	N/A
C Shares	—	—	(6,200)	(1,522)	(7,950)	(9,018)	N/A

Total Dividends and Distributions	(93)	(168)	(191,591)	(67,471)	(165,971)	(176,538)	(6)

Change in Net Assets from Capital Transactions	(13,770)	6,784	(161,452)	(614,776)	5,345	31,169	5,006

Change in Net Assets	(7,437)	7,932	(369,947)	(846,384)	(220,983)	(95,877)	4,381

Net Assets:
Beginning of Period	131,293	123,361	891,435	1,737,819	717,537	813,414	—

End of Period	$123,856	$131,293	$521,488	$891,435	$496,554	$717,537	$4,381

Accumulated Net Investment Income (Loss), End of Period	$—	$43	$(4)	$147	$510	$100	$1

*	Commencement of Operations.

Amounts designated as “—” are $0 or have been rounded to $0.

See Notes to Financial Statements.

114

STATEMENTS OF CHANGES IN NET ASSETS (continued)
RIDGEWORTH FUNDS  For the Periods Indicated  (Amounts in thousands)

	Select Large Cap		Small Cap		Small Cap		U.S. Equity
	Growth Stock Fund		Growth Stock Fund		Value Equity Fund		130/30 Fund
	04/01/07-	04/0106-	04/01/07-	04/01/06-	04/01/07-	04/01/06-	12/27/07*-
	03/31/08	03/31/07	03/31/08	03/31/07	03/31/08	03/31/07	03/31/08

Capital Transactions:
I Shares:
Proceeds from Shares Issued	$53,342	$66,219	$193,813	$432,211	$105,880	$142,003	$5,000
Dividends Reinvested	37	67	160,171	53,211	134,794	135,202	6
Cost of Shares Redeemed	(59,313)	(42,803)	(515,343)	(1,062,116)	(233,111)	(246,253)	—

Change in Net Assets from I Shares	(5,934)	23,483	(161,359)	(576,694)	7,563	30,952	5,006

A Shares:
Proceeds from Shares Issued	577	259	2,216	21,465	974	3,313	N/A
Dividends Reinvested	—	—	6,316	1,738	1,521	1,441	N/A
Cost of Shares Redeemed	(369)	(376)	(8,658)	(51,551)	(2,820)	(1,322)	N/A

Change in Net Assets from A Shares	208	(117)	(126)	(28,348)	(325)	3,432	N/A

C Shares:
Proceeds from Shares Issued	166	280	224	855	299	374	N/A
Dividends Reinvested	—	—	6,017	1,445	7,562	8,830	N/A
Cost of Shares Redeemed	(8,210)	(16,862)	(6,208)	(12,034)	(9,754)	(12,419)	N/A

Change in Net Assets from C Shares	(8,044)	(16,582)	33	(9,734)	(1,893)	(3,215)	N/A

Change in Net Assets from Capital Transactions	$(13,770)	$6,784	$(161,452)	$(614,776)	$5,345	$31,169	$5,006

Share Transactions:
I Shares:
Issued	1,794	2,435	10,325	20,133	7,204	7,539	500
Reinvested	1	3	10,017	2,589	10,699	8,068	1
Redeemed	(2,021)	(1,681)	(25,118)	(51,099)	(14,777)	(13,164)	—

Change in I Shares	(226)	757	(4,776)	(28,377)	3,126	2,443	501

A Shares:
Issued	19	10	114	1,023	58	172	N/A
Reinvested	—	—	415	87	123	87	N/A
Redeemed	(13)	(14)	(468)	(2,493)	(182)	(71)	N/A

Change in A Shares	6	(4)	61	(1,383)	(1)	188	N/A

C Shares:
Issued	6	12	16	42	19	19	N/A
Reinvested	—	—	446	78	630	546	N/A
Redeemed	(302)	(700)	(370)	(637)	(666)	(686)	N/A

Change in C Shares	(296)	(688)	92	(517)	(17)	(121)	N/A

Change in Shares	(516)	65	(4,623)	(30,277)	3,108	2,510	501

*	Commencement of Operations.

Amounts designated as “—” are $0 or have been rounded to $0.

See Notes to Financial Statements.

115

STATEMENTS OF CHANGES IN NET ASSETS (continued)
RIDGEWORTH FUNDS  For the Periods Indicated  (Amounts in thousands)

	Life Vision Aggressive		Life Vision		Life Vision Growth		Life Vision Moderate
	Growth Fund		Conservative Fund		and Income Fund		Growth Fund
	04/01/07-	04/01/06 -	04/01/07-	04/01/06-	04/01/07-	04/01/06-	04/01/07-	04/01/06-
	03/31/08	03/31/07	03/31/08	03/31/07	03/31/08	03/31/07	03/31/08	03/31/07

Operations:
Net Investment Income (Loss)	$486	$541	$366	$332	$2,241	$2,521	$5,975	$5,162
Net Realized Gain (Loss) from Investment Transactions*	5,236	1,588	(129)	(5)	6,410	2,187	2,423	2,093
Capital Gain Received from Investments in Affiliated Investment Companies	3,409	2,525	254	84	6,168	4,138	9,266	4,083
Net Change in Unrealized Appreciation/Depreciation on Investments*	(9,753)	1,277	(223)	170	(15,273)	2,685	(15,461)	3,313

Change in Net Assets from Operations	(622)	5,931	268	581	(454)	11,531	2,203	14,651

Dividends and Distributions to Shareholders:
Net Investment Income:
I Shares	(1,202)	(1,056)	(167)	(130)	(2,935)	(2,977)	(6,115)	(5,550)
A Shares	(113)	(48)	(23)	(35)	(195)	(163)	(342)	(191)
B Shares	(153)	(70)	(153)	(168)	(483)	(343)	(367)	(328)
C Shares	(55)	(16)	(24)	(23)	(170)	(86)	(633)	(85)
Net Realized Gains:
I Shares	(4,823)	(1,015)	(69)	(29)	(5,689)	(2,198)	(2,580)	(6,776)
A Shares	(495)	(55)	(8)	(8)	(426)	(135)	(158)	(243)
B Shares	(726)	(104)	(66)	(46)	(1,189)	(342)	(185)	(528)
C Shares	(265)	(26)	(10)	(7)	(446)	(96)	(341)	(84)

Total Dividends and Distributions	(7,832)	(2,390)	(520)	(446)	(11,533)	(6,340)	(10,721)	(13,785)

Change in Net Assets from Capital Transactions	(17,012)	(2,541)	2,217	(931)	(34,482)	11,586	(45,398)	60,588

Change in Net Assets	(25,466)	1,000	1,965	(796)	(46,469)	16,777	(53,916)	61,454

Net Assets:
Beginning of Period	63,286	62,286	9,618	10,414	141,127	124,350	241,323	179,869

End of Period	$37,820	$63,286	$11,583	$9,618	$94,658	$141,127	$187,407	$241,323

Accumulated Net Investment Income (Loss), End of Period	$87	$1	$90	$11	$292	$51	$1,038	$162

*	Net realized gain (loss) on securities sold and net change in unrealized appreciation/depreciation on investments for the Life Vision Funds are primarily attributable to the underlying investments in affiliated investment companies.

Amounts designated as “—” are $0 or have been rounded to $0.

See Notes to Financial Statements.

116

STATEMENTS OF CHANGES IN NET ASSETS (continued)
RIDGEWORTH FUNDS  For the Periods Indicated  (Amounts in thousands)

	Life Vision Aggressive		Life Vision		Life Vision Growth		Life Vision Moderate
	Growth Fund		Conservative Fund		and Income Fund		Growth Fund
	04/01/07-	04/01/06-	04/01/07-	04/01/06-	04/01/07-	04/01/06-	04/01/07-	04/01/06-
	03/31/08	03/31/07	03/31/08	03/31/07	03/31/08	03/31/07	03/31/08	03/31/07

Capital Transactions:
I Shares:
Proceeds from Shares Issued	$9,620	$18,522	$3,889	$1,752	$17,783	$41,607	$33,653	$48,287
Proceeds from Shares Issued in Acquisition	—	—	—	—	—	—	—	32,309
Dividends Reinvested	5,872	2,024	229	153	8,615	5,153	8,405	12,207
Cost of Shares Redeemed	(33,930)	(23,246)	(2,189)	(1,650)	(60,094)	(37,048)	(80,892)	(58,615)

Change in Net Assets from I Shares	(18,438)	(2,700)	1,929	255	(33,696)	9,712	(38,834)	34,188

A Shares:
Proceeds from Shares Issued	691	426	158	108	1,659	1,435	1,012	1,015
Proceeds from Shares Issued in Acquisition	—	—	—	—	—	—	—	5,098
Dividends Reinvested	594	102	23	34	612	297	475	414
Cost of Shares Redeemed	(480)	(264)	(319)	(666)	(3,332)	(946)	(3,453)	(1,346)

Change in Net Assets from A Shares	805	264	(138)	(524)	(1,061)	786	(1,966)	5,181

B Shares:
Proceeds from Shares Issued	18	133	678	6	42	213	196	25
Dividends Reinvested	869	173	191	182	1,571	644	534	829
Cost of Shares Redeemed	(896)	(766)	(507)	(797)	(2,194)	(2,318)	(2,329)	(2,243)

Change in Net Assets from B Shares	(9)	(460)	362	(609)	(581)	(1,461)	(1,599)	(1,389)

C Shares:
Proceeds from Shares Issued	657	541	336	366	1,296	3,325	1,418	875
Proceeds from Shares Issued in Acquisition	—	—	—	—	—	—	—	22,680
Dividends Reinvested	320	42	28	26	587	171	933	159
Cost of Shares Redeemed	(347)	(228)	(300)	(445)	(1,027)	(947)	(5,350)	(1,106)

Change in Net Assets from C Shares	630	355	64	(53)	856	2,549	(2,999)	22,608

Change in Net Assets from Capital Transactions	$(17,012)	$(2,541)	$2,217	$(931)	$(34,482)	$11,586	$(45,398)	$60,588

Share Transactions:
I Shares:
Issued	749	1,482	342	157	1,377	3,306	3,060	4,424
Issued in Acquisition	—	—	—	—	—	—	—	2,988
Reinvested	486	158	20	14	679	405	757	1,111
Redeemed	(2,570)	(1,837)	(192)	(149)	(4,571)	(2,916)	(7,331)	(5,371)

Change in I Shares	(1,335)	(197)	170	22	(2,515)	795	(3,514)	3,152

A Shares:
Issued	52	34	15	9	124	117	91	94
Issued in Acquisition	—	—	—	—	—	—	—	471
Reinvested	49	8	2	3	48	23	43	38
Redeemed	(39)	(21)	(28)	(59)	(253)	(75)	(319)	(123)

Change in A Shares	62	21	(11)	(47)	(81)	65	(185)	480

B Shares:
Issued	2	11	60	1	3	17	17	2
Reinvested	73	14	17	16	125	51	48	76
Redeemed	(70)	(63)	(44)	(71)	(174)	(186)	(215)	(207)

Change in B Shares	5	(38)	33	(54)	(46)	(118)	(150)	(129)

C Shares:
Issued	51	43	30	33	100	268	130	79
Issued in Acquisition	—	—	—	—	—	—	—	2,101
Reinvested	27	3	2	2	47	13	84	15
Redeemed	(27)	(18)	(26)	(40)	(81)	(77)	(488)	(102)

Change in C Shares	51	28	6	(5)	66	204	(274)	2,093

Change in Shares	(1,217)	(186)	198	(84)	(2,576)	946	(4,123)	5,596

Amounts designated as “—” are $0 or have been rounded to $0.

See Notes to Financial Statements.

117

STATEMENTS OF CHANGES IN NET ASSETS (continued)
RIDGEWORTH FUNDS  For the Periods Indicated  (Amounts in thousands)

	Life Vision		Life Vision		Life Vision
	Target Date		Target Date		Target Date
	2015 Fund		2025 Fund		2035 Fund
	04/01/07-	04/01/06-	04/01/07-	04/01/06-	04/01/07-	04/01/06-
	03/31/08	03/31/07	03/31/08	03/31/07	03/31/08	03/31/07

Operations:
Net Investment Income (Loss)	$50	$19	$72	$26	$28	$10
Net Realized Gain (Loss) from Investment Transactions*	(256)	(6)	(234)	(4)	(74)	(3)
Capital Gain Received from Investments in Affiliated Investment Companies	192	37	427	91	165	43
Net Change in Unrealized Appreciation/Depreciation on Investments*	(187)	58	(635)	115	(335)	51

Change in Net Assets from Operations	(201)	108	(370)	228	(216)	101

Dividends and Distributions to Shareholders:
Net Investment Income:
I Shares	(97)	(29)	(194)	(49)	(60)	(21)
A Shares	(1)	—	(2)	—	(1)	—
Net Realized Gains:
I Shares	(22)	(3)	(77)	(2)	(29)	(5)
A Shares	—	—	(1)	—	—	—

Total Dividends and Distributions	(120)	(32)	(274)	(51)	(90)	(26)

Change in Net Assets from Capital Transactions	1,420	1,723	1,713	3,462	1,912	657

Change in Net Assets	1,099	1,799	1,069	3,639	1,606	732

Net Assets:
Beginning of Period	2,069	270	4,749	1,110	1,322	590

End of Period	$3,168	$2,069	$5,818	$4,749	$2,928	$1,322

Accumulated Net Investment Income (Loss), End of Period	$14	$1	$14	$1	$7	$—

*	Net realized gain (loss) on securities sold and net change in unrealized appreciation/depreciation on investments for the Life Vision Funds are primarily attributable to the underlying investments in affiliated investment companies.

Amounts designated as “—” are $0 or have been rounded to $0.

See Notes to Financial Statements.

118

STATEMENTS OF CHANGES IN NET ASSETS (concluded)
RIDGEWORTH FUNDS  For the Periods Indicated  (Amounts in thousands)

	Life Vision		Life Vision		Life Vision
	Target Date		Target Date		Target Date
	2015 Fund		2025 Fund		2035 Fund
	04/01/07-	04/01/06-	04/01/07-	04/01/06-	04/01/07-	04/01/06-
	03/31/08	03/31/07	03/31/08	03/31/07	03/31/08	03/31/07

Capital Transactions:
I Shares:
Proceeds from Shares Issued	$4,247	$1,890	$3,253	$3,629	$2,244	$747
Dividends Reinvested	119	31	271	50	89	26
Cost of Shares Redeemed	(2,965)	(200)	(1,819)	(259)	(442)	(120)

Change in Net Assets from I Shares	1,401	1,721	1,705	3,420	1,891	653

A Shares(1):
Proceeds from Shares Issued	18	2	6	42	36	4
Dividends Reinvested	1	—	2	—	1	—
Cost of Shares Redeemed	—	—	—	—	(16)	—

Change in Net Assets from A Shares	19	2	8	42	21	4

Change in Net Assets from Capital Transactions	$1,420	$1,723	$1,713	$3,462	$1,912	$657

Share Transactions:
I Shares:
Issued	361	169	268	313	191	67
Reinvested	10	3	22	4	7	2
Redeemed	(254)	(18)	(152)	(23)	(38)	(10)

Change in I Shares	117	154	138	294	160	59

A Shares(1):
Issued	2	—	—	4	3	—
Reinvested	—	—	—	—	—	—
Redeemed	—	—	—	—	(1)	—

Change in A Shares	2	—	—	4	2	—

Change in Shares	119	154	138	298	162	59

(1)	A Shares commenced operations beginning January 4, 2007 for the Life Vision Target Date 2015 Fund, July 11, 2006 for the Life Vision Target Date 2025 Fund and May 3, 2006 for the Life Vision Target Date 2035 Fund.

Amounts designated as “—” are $0 or have been rounded to $0.

See Notes to Financial Statements.

119

FINANCIAL HIGHLIGHTS
RIDGEWORTH FUNDS  Selected Data For a Share of Beneficial Interest Outstanding Throughout the Periods Indicated.

														Ratio of
													Ratio of	Expenses to
												Ratio	Net	Average Net
				Net								of	Investment	Assets
				Realized								Net	Income	(Excluding
				and			Distributions		Net			Expenses	(Loss)	Waivers,
	Net Asset	Net		Unrealized		Dividends	from	Total	Asset			to	to	Reimbursements
	Value,	Investment		Gains		from Net	Realized	Dividends	Value,		Net Assets,	Average	Average	and	Portfolio
	Beginning	Income		(Losses) on	Total From	Investment	Capital	and	End of	Total	End of	Net	Net	Expense	Turnover
	of Period	(Loss)		Investments	Operations	Income	Gains	Distributions	Period	Return(1)	Period (000)	Assets(2)	Assets(2)	Offset)(2)	Rate(3)
Aggressive Growth Stock Fund(4)
I Shares
Year Ended March 31, 2008	$12.64	$(0.09	)(a)	$(0.11)	$(0.20)	$—	$(0.41)	$(0.41)	$12.03	(2.12)%	$306,709	1.16%	(0.70)%	1.16%	59%
Year Ended March 31, 2007	12.24	(0.09	)(a)	0.49	0.40	—	—	—	12.64	3.27	323,303	1.17	(0.79)	1.17	49
Year Ended March 31, 2006	9.89	(0.07	)(a)	2.42	2.35	—	—	—	12.24	23.77	254,412	1.19	(0.61)	1.23	30
Period Ended March 31, 2005	10.00	(0.06	)(a)	(0.05)	(0.11)	—	—	—	9.89	(1.10)	58,988	1.22	(0.79)	1.45	42
Period Ended May 31, 2004	10.00	(0.02	)(a)	0.02	—	—	—	—	10.00	0.00	20,501	1.22	(0.74)	1.61	2
A Shares
Year Ended March 31, 2008	12.53	(0.13	)(a)	(0.11)	(0.24)	—	(0.41)	(0.41)	11.88	(2.46)	893	1.46	(.99)	1.46	59
Year Ended March 31, 2007	12.16	(0.12	)(a)	0.49	0.37	—	—	—	12.53	3.04	553	1.47	(1.10)	1.47	49
Year Ended March 31, 2006	9.84	(0.10	)(a)	2.42	2.32	—	—	—	12.16	23.58	331	1.50	(0.94)	1.55	30
Period Ended March 31, 2005	9.99	(0.09	)(a)	(0.06)	(0.15)	—	—	—	9.84	(1.50)	140	1.58	(1.14)	5.56	42
Period Ended May 31, 2004	10.00	(0.03	)(a)	0.02	(0.01)	—	—	—	9.99	(0.10)	49	1.65	(1.25)	11.29 (b)	2
C Shares
Year Ended March 31, 2008	12.27	(0.22	)(a)	(0.10)	(0.32)	—	(0.41)	(0.41)	11.54	(3.17)	2,493	2.16	(1.71)	2.16	59
Year Ended March 31, 2007	12.00	(0.20	)(a)	0.47	0.27	—	—	—	12.27	2.25	3,536	2.16	(1.78)	2.16	49
Year Ended March 31, 2006	9.78	(0.17	)(a)	2.39	2.22	—	—	—	12.00	22.70	5,223	2.17	(1.63)	2.27	30
Period Ended March 31, 2005	9.97	(0.15	)(a)	(0.04)	(0.19)	—	—	—	9.78	(1.91)	5,795	2.19	(1.75)	2.56	42
Period Ended May 31, 2004	10.00	(0.04	)(a)	0.01	(0.03)	—	—	—	9.97	(0.30)	65	2.10	(1.69)	8.78 (b)	2
Emerging Growth Stock Fund(4)
I Shares
Year Ended March 31, 2008	12.97	(0.10	)(a)	(0.41)	(0.51)	—	(1.38)	(1.38)	11.08	(6.29)	116,703	1.17	(0.71)	1.17	117
Year Ended March 31, 2007	12.83	(0.10	)(a)	0.24	0.14	—	—	—	12.97	1.09	111,078	1.17	(0.85)	1.18	103
Year Ended March 31, 2006	9.38	(0.09	)(a)	3.54	3.45	—	—	—	12.83	36.78	48,369	1.20	(0.84)	1.24	107
Period Ended March 31, 2005	9.60	(0.08	)(a)	(0.14)	(0.22)	—	—	—	9.38	(2.29)	20,494	1.23	(1.03)	1.51	64
Period Ended May 31, 2004	10.00	(0.03	)(a)	(0.37)	(0.40)	—	—	—	9.60	(4.00)	12,891	1.22	(1.04)	1.69	11
A Shares
Year Ended March 31, 2008	12.83	(0.14	)(a)	(0.39)	(0.53)	—	(1.38)	(1.38)	10.92	(6.52)	632	1.47	(1.01)	1.47	117
Year Ended March 31, 2007	12.74	(0.14	)(a)	0.23	0.09	—	—	—	12.83	0.71	615	1.48	(1.16)	1.49	103
Year Ended March 31, 2006	9.34	(0.13	)(a)	3.53	3.40	—	—	—	12.74	36.30	227	1.51	(1.16)	1.55	107
Period Ended March 31, 2005	9.59	(0.11	)(a)	(0.14)	(0.25)	—	—	—	9.34	(2.61)	86	1.59	(1.40)	6.91	64
Period Ended May 31, 2004	10.00	(0.04	)(a)	(0.37)	(0.41)	—	—	—	9.59	(4.10)	39	1.65	(1.46)	13.36 (b)	11
C Shares
Year Ended March 31, 2008	12.59	(0.23	)(a)	(0.36)	(0.59)	—	(1.38)	(1.38)	10.62	(7.14)	93	2.17	(1.71)	2.17	117
Year Ended March 31, 2007	12.59	(0.22	)(a)	0.22	—	—	—	—	12.59	0.00	99	2.17	(1.84)	2.18	103
Year Ended March 31, 2006	9.29	(0.20	)(a)	3.50	3.30	—	—	—	12.59	35.52	107	2.17	(1.82)	2.21	107
Period Ended March 31, 2005	9.58	(0.15	)(a)	(0.14)	(0.29)	—	—	—	9.29	(3.03)	34	2.11	(1.92)	13.65	64
Period Ended May 31, 2004	10.14	(0.05	)(a)	(0.51)	(0.56)	—	—	—	9.58	(5.52)	34	2.11	(1.95)	18.36 (b)	11

See Notes to Financial Highlights and Notes to Financial Statements.

120

FINANCIAL HIGHLIGHTS
RIDGEWORTH FUNDS  Selected Data For a Share of Beneficial Interest Outstanding Throughout the Periods Indicated.

														Ratio of
													Ratio of	Expenses to
												Ratio	Net	Average Net
				Net								of	Investment	Assets
				Realized								Net	Income	(Excluding
				and			Distributions		Net			Expenses	(Loss)	Waivers,
	Net Asset	Net		Unrealized		Dividends	from	Total	Asset			to	to	Reimbursements
	Value,	Investment		Gains		from Net	Realized	Dividends	Value,		Net Assets,	Average	Average	and		Portfolio
	Beginning	Income		(Losses) on	Total From	Investment	Capital	and	End of	Total	End of	Net	Net	Expense		Turnover
	of Period	(Loss)		Investments	Operations	Income	Gains	Distributions	Period	Return(1)	Period (000)	Assets(2)	Assets(2)	Offset)(2)		Rate(3)
International Equity 130/30 Fund(4)(6)
I Shares
Period Ended March 31, 2008	$10.00	$(0.01)		$(1.30)	$(1.31)	$—	$—	$—	$8.69	(13.10)%	$4,343	1.55%	(0.58)%	7.38	%(c)	120%
International Equity Fund
I Shares
Year Ended March 31, 2008	16.83	0.34	(a)	(0.76)	(0.42)	(0.34)	(2.30)	(2.64)	13.77	(4.16)	1,089,572	1.21	2.06	1.21		141
Year Ended March 31, 2007	14.49	0.20		2.41	2.61	(0.27)	—	(0.27)	16.83	18.21	1,165,510	1.22	1.31	1.22		81
Year Ended March 31, 2006	11.77	0.16		2.72	2.88	(0.16)	—	(0.16)	14.49	24.47 #	926,845	1.31	1.40	1.32		59
Period Ended March 31, 2005	10.15	0.06		1.67	1.73	(0.11)	—	(0.11)	11.77	17.09	480,731	1.38	0.85	1.38		39
Year Ended May 31, 2004	8.00	0.10	(a)	2.19	2.29	(0.14)	—	(0.14)	10.15	28.64	332,180	1.41	1.08	1.41		58
Year Ended May 31, 2003	9.31	0.07		(1.32)	(1.25)	(0.06)	—	(0.06)	8.00	(13.40)	191,041	1.46	0.83	1.46		89
A Shares
Year Ended March 31, 2008	16.67	0.28	(a)	(0.74)	(0.46)	(0.30)	(2.30)	(2.60)	13.61	(4.45)	12,288	1.51	1.70	1.51		141
Year Ended March 31, 2007	14.34	0.16		2.40	2.56	(0.23)	—	(0.23)	16.67	18.00	14,277	1.52	1.05	1.52		81
Year Ended March 31, 2006	11.64	0.11		2.70	2.81	(0.11)	—	(0.11)	14.34	24.15 #	11,805	1.62	1.14	1.63		59
Period Ended March 31, 2005	10.03	0.01		1.67	1.68	(0.07)	—	(0.07)	11.64	16.78	8,480	1.72	0.47	1.75		39
Year Ended May 31, 2004	7.92	0.04	(a)	2.17	2.21	(0.10)	—	(0.10)	10.03	29.97	7,056	1.83	0.46	2.06		58
Year Ended May 31, 2003	9.21	0.04		(1.30)	(1.26)	(0.03)	—	(0.03)	7.92	(13.70)	6,408	1.83	0.59	2.22		89
C Shares
Year Ended March 31, 2008	15.76	0.17	(a)	(0.70)	(0.53)	(0.19)	(2.30)	(2.49)	12.74	(5.09)	6,662	2.21	1.07	2.21		141
Year Ended March 31, 2007	13.58	0.05		2.25	2.30	(0.12)	—	(0.12)	15.76	16.97	8,429	2.22	0.35	2.22		81
Year Ended March 31, 2006	11.01	—		2.57	2.57	—	—	—	13.58	23.34 #	8,584	2.31	0.51	2.32		59
Period Ended March 31, 2005	9.49	(0.02	)(a)	1.54	1.52	—	—	—	11.01	16.03	8,248	2.40	(0.21)	2.45		39
Year Ended May 31, 2004	7.50	(0.01	)(a)	2.06	2.05	(0.06)	—	(0.06)	9.49	27.32	7,606	2.53	(0.15)	2.86		58
Year Ended May 31, 2003	8.75	(0.01)		(1.24)	(1.25)	—	—	—	7.50	(14.29)	5,678	2.53	(0.17)	3.03		89

See Notes to Financial Highlights and Notes to Financial Statements.

121

FINANCIAL HIGHLIGHTS
RIDGEWORTH FUNDS  Selected Data For a Share of Beneficial Interest Outstanding Throughout the Periods Indicated.

																Ratio of
															Ratio of	Expenses to
														Ratio	Net	Average Net
				Net										of	Investment	Assets
				Realized										Net	Income	(Excluding
				and				Distributions			Net			Expenses	(Loss)	Waivers,
	Net Asset	Net		Unrealized		Dividends		from	Total		Asset			to	to	Reimbursements
	Value,	Investment		Gains		from Net		Realized	Dividends		Value,		Net Assets,	Average	Average	and	Portfolio
	Beginning	Income		(Losses) on	Total From	Investment		Capital	and		End of	Total	End of	Net	Net	Expense	Turnover
	of Period	(Loss)		Investments	Operations	Income		Gains	Distributions		Period	Return(1)	Period (000)	Assets(2)	Assets(2)	Offset)(2)	Rate(3)
International Equity Index Fund
I Shares
Year Ended March 31, 2008	$18.64	$0.53		$(0.86)	$(0.33)	$(0.49)		$—	$(0.49)		$17.82	(2.03)%	$958,514	0.59%	2.74%	0.59%	13%
Year Ended March 31, 2007	15.81	0.35		2.84	3.19	(0.36)		—	(0.36)		18.64	20.27	994,685	0.61	1.99	0.61	8
Year Ended March 31, 2006	12.83	0.25		2.94	3.19	(0.21)		—	(0.21)		15.81	25.06 #	774,008	0.76	1.84	0.78	7
Period Ended March 31, 2005	11.11	0.08	(a)	1.88	1.96	(0.24)		—	(0.24)		12.83	17.68	517,993	0.97	0.81	1.06	21
Year Ended May 31, 2004	8.39	0.14	(a)	2.71	2.85	(0.13)		—	(0.13)		11.11	34.07	351,163	0.98	1.38	1.07	10
Year Ended May 31, 2003	9.76	0.10	(a)	(1.43)	(1.33)	(0.04)		—	(0.04)		8.39	(13.63)	248,770	1.03	1.26	1.12	25
A Shares
Year Ended March 31, 2008	18.49	0.46		(0.84)	(0.38)	(0.44)		—	(0.44)		17.67	(2.29)	6,052	0.89	2.40	0.89	13
Year Ended March 31, 2007	15.66	0.28		2.84	3.12	(0.29)		—	(0.29)		18.49	20.03	5,921	0.91	1.69	0.91	8
Year Ended March 31, 2006	12.69	0.25		2.87	3.12	(0.15)		—	(0.15)		15.66	24.74 #	8,666	1.09	1.58	1.12	7
Period Ended March 31, 2005	10.93	0.04	(a)	1.84	1.88	(0.12)		—	(0.12)		12.69	17.22	7,600	1.36	0.38	1.45	21
Year Ended May 31, 2004	8.28	0.07	(a)	2.68	2.75	(0.10)		—	(0.10)		10.93	33.26	15,037	1.49	0.73	1.61	10
Year Ended May 31, 2003	9.64	0.10	(a)	(1.45)	(1.35)	(0.01)		—	(0.01)		8.28	(14.03)	9,877	1.49	1.33	1.87	25
C Shares
Year Ended March 31, 2008	17.99	0.33		(0.84)	(0.51)	(0.30)		—	(0.30)		17.18	(3.01)	6,171	1.60	1.77	1.60	13
Year Ended March 31, 2007	15.29	0.21		2.71	2.92	(0.22)		—	(0.22)		17.99	19.13	7,342	1.61	0.99	1.61	8
Year Ended March 31, 2006	12.37	0.07		2.87	2.94	(0.02)		—	(0.02)		15.29	23.79 #	5,991	1.77	0.94	1.80	7
Period Ended March 31, 2005	10.69	(0.02	)(a)	1.80	1.78	(0.10)		—	(0.10)		12.37	16.62	5,763	1.99	(0.24)	2.12	21
Year Ended May 31, 2004	8.10	0.02	(a)	2.62	2.64	(0.05)		—	(0.05)		10.69	32.60	5,208	2.14	0.25	2.54	10
Year Ended May 31, 2003	9.48	0.01	(a)	(1.39)	(1.38)	—		—	—		8.10	(14.56)	3,093	2.14	0.18	2.82	25
Large Cap Core Equity Fund
I Shares
Year Ended March 31, 2008	17.79	0.21		(1.81)	(1.60)	(0.21	)(b)	(1.73)	(1.94	)(b)	14.25	(10.32)	1,239,965	0.86	1.23	0.86	78
Year Ended March 31, 2007	17.20	0.25		1.87	2.12	(0.26)		(1.27)	(1.53)		17.79	12.51	1,554,971	0.85	1.41	0.85	58
Year Ended March 31, 2006	16.07	0.18		1.83	2.01	(0.18)		(0.70)	(0.88)		17.20	12.76	1,396,362	0.90	1.15	0.90	55
Period Ended March 31, 2005	14.72	0.17		1.74	1.91	(0.18)		(0.38)	(0.56)		16.07	12.98	1,010,717	0.96	1.23	0.96	44
Year Ended May 31, 2004	12.21	0.14	(a)	2.50	2.64	(0.13)		—	(0.13)		14.72	21.76	782,665	1.00	1.03	1.00	51
Year Ended May 31, 2003	13.80	0.13		(1.60)	(1.47)	(0.12)		—	(0.12)		12.21	(10.58)	598,862	0.99	1.05	0.99	52
A Shares
Year Ended March 31, 2008	17.97	0.17		(1.84)	(1.67)	(0.17	)(b)	(1.73)	(1.90	)(b)	14.40	(10.60)	35,341	1.11	0.97	1.11	78
Year Ended March 31, 2007	17.36	0.20		1.89	2.09	(0.21)		(1.27)	(1.48)		17.97	12.25	46,878	1.10	1.19	1.10	58
Year Ended March 31, 2006	16.21	0.14		1.85	1.99	(0.14)		(0.70)	(0.84)		17.36	12.50	45,851	1.15	0.90	1.15	55
Period Ended March 31, 2005	14.83	0.14		1.77	1.91	(0.15)		(0.38)	(0.53)		16.21	12.86	44,743	1.18	0.97	1.23	44
Year Ended May 31, 2004	12.31	0.12	(a)	2.51	2.63	(0.11)		—	(0.11)		14.83	21.45	45,808	1.18	0.84	1.36	51
Year Ended May 31, 2003	13.91	0.11		(1.61)	(1.50)	(0.10)		—	(0.10)		12.31	(10.74)	36,305	1.18	0.88	1.38	52

See Notes to Financial Highlights and Notes to Financial Statements.

122

FINANCIAL HIGHLIGHTS
RIDGEWORTH FUNDS  Selected Data For a Share of Beneficial Interest Outstanding Throughout the Periods Indicated.

																Ratio of
															Ratio of	Expenses to
														Ratio	Net	Average Net
				Net										of	Investment	Assets
				Realized										Net	Income	(Excluding
				and				Distributions			Net			Expenses	(Loss)	Waivers,
	Net Asset	Net		Unrealized		Dividends		from	Total		Asset			to	to	Reimbursements
	Value,	Investment		Gains		from Net		Realized	Dividends		Value,		Net Assets,	Average	Average	and	Portfolio
	Beginning	Income		(Losses) on	Total From	Investment		Capital	and		End of	Total	End of	Net	Net	Expense	Turnover
	of Period	(Loss)		Investments	Operations	Income		Gains	Distributions		Period	Return(1)	Period (000)	Assets(2)	Assets(2)	Offset)(2)	Rate(3)
Large Cap Core Equity Fund
C Shares
Year Ended March 31, 2008	$17.56	$0.04		$(1.79)	$(1.75)	$(0.05	)(b)	$(1.73)	$(1.78	)(b)	$14.03	(11.27)%	$46,342	1.86%	0.23%	1.86%	78%
Year Ended March 31, 2007	17.00	0.08		1.84	1.92	(0.09)		(1.27)	(1.36)		17.56	11.40	68,436	1.85	0.42	1.85	58
Year Ended March 31, 2006	15.89	0.02		1.81	1.83	(0.02)		(0.70)	(0.72)		17.00	11.69	78,348	1.90	0.15	1.90	55
Period Ended March 31, 2005	14.54	0.03		1.74	1.77	(0.04)		(0.38)	(0.42)		15.89	12.12	88,741	1.93	0.23	1.99	44
Year Ended May 31, 2004	12.08	0.01	(a)	2.47	2.48	(0.02)		—	(0.02)		14.54	20.58	97,899	1.93	0.09	2.17	51
Year Ended May 31, 2003	13.66	—		(1.56)	(1.56)	(0.02)		—	(0.02)		12.08	(11.41)	74,261	1.93	0.11	2.20	52
Large Cap Growth Stock Fund
I Shares
Year Ended March 31, 2008	12.86	0.05		0.49	0.54	(0.05)		(3.40)	(3.45)		9.95	0.92	633,291	1.00	0.45	1.01	109
Year Ended March 31, 2007	12.83	0.06	(a)	0.58	0.64	(0.06)		(0.55)	(0.61)		12.86	5.08	1,105,504	0.98	0.48	0.98	79
Year Ended March 31, 2006	12.22	0.03	(a)	0.86	0.89	(0.02)		(0.26)	(0.28)		12.83	7.33	1,296,236	1.06	0.22	1.07	74
Period Ended March 31, 2005	12.33	0.03	(a)	0.07	0.10	(0.03)		(0.18)	(0.21)		12.22	0.76	1,493,213	1.19	0.31	1.21	72
Year Ended May 31, 2004	11.02	(0.03	)(a)	1.34	1.31	—		—	—		12.33	11.89	1,248,636	1.23	(0.25)	1.24	106
Year Ended May 31, 2003	12.24	(0.03	)(a)	(1.19)	(1.22)	—		—	—		11.02	(9.97)	1,090,549	1.22	(0.32)	1.24	69
A Shares
Year Ended March 31, 2008	12.19	0.02		0.49	0.51	(0.03)		(3.40)	(3.43)		9.27	0.68	66,115	1.30	0.16	1.31	109
Year Ended March 31, 2007	12.20	0.02	(a)	0.56	0.58	(0.04)		(0.55)	(0.59)		12.19	4.69	80,848	1.28	0.18	1.28	79
Year Ended March 31, 2006	11.66	(0.03	)(a)	0.83	0.80	—		(0.26)	(0.26)		12.20	6.97	104,733	1.50	(0.22)	1.50	74
Period Ended March 31, 2005	11.82	(0.04	)(a)	0.06	0.02	—		(0.18)	(0.18)		11.66	0.15	126,895	1.86	(0.38)	1.90	72
Year Ended May 31, 2004	10.63	(0.10	)(a)	1.29	1.19	—		—	—		11.82	11.19	145,883	1.88	(0.91)	2.00	106
Year Ended May 31, 2003	11.89	(0.10	)(a)	(1.16)	(1.26)	—		—	—		10.63	(10.60)	141,488	1.88	(0.98)	2.00	69
C Shares
Year Ended March 31, 2008	11.36	(0.06)		0.48	0.42	(0.01)		(3.40)	(3.41)		8.37	(0.08)	27,949	2.00	(0.54)	2.01	109
Year Ended March 31, 2007	11.46	(0.06	)(a)	0.52	0.46	(0.01)		(0.55)	(0.56)		11.36	3.96	37,356	1.98	(0.52)	1.98	79
Year Ended March 31, 2006	11.04	(0.09	)(a)	0.77	0.68	—		(0.26)	(0.26)		11.46	6.27	51,883	2.07	(0.79)	2.08	74
Period Ended March 31, 2005	11.22	(0.07	)(a)	0.07	—	—		(0.18)	(0.18)		11.04	(0.02)	75,786	2.21	(0.74)	2.24	72
Year Ended May 31, 2004	10.15	(0.15	)(a)	1.22	1.07	—		—	—		11.22	10.54	100,472	2.35	(1.38)	2.43	106
Year Ended May 31, 2003	11.40	(0.14	)(a)	(1.11)	(1.25)	—		—	—		10.15	(10.96)	94,505	2.35	(1.45)	2.45	69
Large Cap Quantitative Equity Fund(4)
I Shares
Year Ended March 31, 2008	14.08	0.09	(a)	(0.85)	(0.76)	(0.09	)(b)	(1.65)	(1.74	)(b)	11.58	(6.68)	235,925	0.92	0.63	0.92	399
Year Ended March 31, 2007	13.75	0.07	(a)	0.69	0.76	(0.06)		(0.37)	(0.43)		14.08	5.63	309,126	0.92	0.48	0.92	450
Year Ended March 31, 2006	13.25	0.01	(a)	1.55	1.56	—		(1.06)	(1.06)		13.75	12.17	284,727	0.99	0.07	1.02	432
Period Ended March 31, 2005	12.08	(0.02	)(a)	1.91	1.89	—		(0.72)	(0.72)		13.25	15.84	93,204	1.11	(0.19)	1.26	346
Period Ended May 31, 2004	10.00	(0.02	)(a)	2.35	2.33	—		(0.25)	(0.25)		12.08	23.43	66,812	1.13	(0.22)	1.33	344

See Notes to Financial Highlights and Notes to Financial Statements.

123

FINANCIAL HIGHLIGHTS
RIDGEWORTH FUNDS  Selected Data For a Share of Beneficial Interest Outstanding Throughout the Periods Indicated.

																Ratio of
															Ratio of	Expenses to
														Ratio	Net	Average Net
				Net										of	Investment	Assets
				Realized										Net	Income	(Excluding
				and				Distributions			Net			Expenses	(Loss)	Waivers,
	Net Asset	Net		Unrealized		Dividends		from	Total		Asset			to	to	Reimbursements
	Value,	Investment		Gains		from Net		Realized	Dividends		Value,		Net Assets,	Average	Average	and	Portfolio
	Beginning	Income		(Losses) on	Total From	Investment		Capital	and		End of	Total	End of	Net	Net	Expense	Turnover
	of Period	(Loss)		Investments	Operations	Income		Gains	Distributions		Period	Return(1)	Period (000)	Assets(2)	Assets(2)	Offset)(2)	Rate(3)
Large Cap Quantitative Equity Fund(4)
A Shares
Year Ended March 31, 2008	$13.97	$0.05	(a)	$(0.84)	$(0.79)	$(0.06	)(b)	$(1.65)	$(1.71	)(b)	$11.47	(6.96)%	$830	1.17%	0.37%	1.17%	399%
Year Ended March 31, 2007	13.65	0.03	(a)	0.69	0.72	(0.03)		(0.37)	(0.40)		13.97	5.38	944	1.17	0.24	1.17	450
Year Ended March 31, 2006	13.18	(0.02	)(a)	1.55	1.53	—		(1.06)	(1.06)		13.65	11.90	1,181	1.23	(0.17)	1.27	432
Period Ended March 31, 2005	12.05	(0.05	)(a)	1.90	1.85	—		(0.72)	(0.72)		13.18	15.54	407	1.39	(0.47)	2.37	346
Period Ended May 31, 2004	11.35	(0.05	)(a)	1.00	0.95	—		(0.25)	(0.25)		12.05	8.48	155	1.55	(0.67)	10.70 (c)	344
C Shares
Year Ended March 31, 2008	13.61	(0.05	)(a)	(0.81)	(0.86)	—	(b)	(1.65)	(1.65	)(b)	11.10	(7.62)	975	1.92	(0.38)	1.92	399
Year Ended March 31, 2007	13.37	(0.07	)(a)	0.68	0.61	—		(0.37)	(0.37)		13.61	4.60	1,255	1.92	(0.54)	1.92	450
Year Ended March 31, 2006	13.03	(0.13	)(a)	1.53	1.40	—		(1.06)	(1.06)		13.37	11.11	1,518	2.00	(0.97)	2.05	432
Period Ended March 31, 2005	12.00	(0.13	)(a)	1.88	1.75	—		(0.72)	(0.72)		13.03	14.76	1,458	2.13	(1.22)	2.39	346
Period Ended May 31, 2004	11.64	(0.11	)(a)	0.72	0.61	—		(0.25)	(0.25)		12.00	5.34	1,573	2.30	(1.42)	3.09	344
Large Cap Value Equity Fund
I Shares
Year Ended March 31, 2008	15.13	0.28		(1.16)	(0.88)	(0.28)		(1.62)	(1.90)		12.35	(7.07)	898,491	0.83	1.93	0.83	116
Year Ended March 31, 2007	13.85	0.23		1.85	2.08	(0.23)		(0.57)	(0.80)		15.13	15.26	893,491	0.83	1.62	0.83	95
Year Ended March 31, 2006	12.59	0.23		1.26	1.49	(0.23)		—	(0.23)		13.85	11.93	766,547	0.85	1.74	0.86	104
Period Ended March 31, 2005	11.47	0.15		1.15	1.30	(0.18)		—	(0.18)		12.59	11.42	792,677	0.86	1.52	0.86	87
Year Ended May 31, 2004	9.73	0.15	(a)	1.74	1.89	(0.15)		—	(0.15)		11.47	19.58	715,928	0.90	1.40	0.90	67
Year Ended May 31, 2003	11.05	0.15		(1.33)	(1.18)	(0.14)		—	(0.14)		9.73	(10.54)	681,899	0.89	1.68	0.89	46
A Shares
Year Ended March 31, 2008	15.08	0.24		(1.16)	(0.92)	(0.24)		(1.62)	(1.86)		12.30	(7.37)	47,400	1.13	1.63	1.13	116
Year Ended March 31, 2007	13.82	0.19		1.83	2.02	(0.19)		(0.57)	(0.76)		15.08	14.81	62,390	1.13	1.32	1.13	95
Year Ended March 31, 2006	12.56	0.19		1.26	1.45	(0.19)		—	(0.19)		13.82	11.61	67,845	1.16	1.43	1.17	104
Period Ended March 31, 2005	11.43	0.11		1.16	1.27	(0.14)		—	(0.14)		12.56	11.18	75,462	1.20	1.18	1.20	87
Year Ended May 31, 2004	9.70	0.11	(a)	1.73	1.84	(0.11)		—	(0.11)		11.43	19.10	73,257	1.28	1.01	1.31	67
Year Ended May 31, 2003	11.01	0.12		(1.32)	(1.20)	(0.11)		—	(0.11)		9.70	(10.85)	65,294	1.28	1.29	1.32	46
C Shares
Year Ended March 31, 2008	14.92	0.14		(1.14)	(1.00)	(0.14)		(1.62)	(1.76)		12.16	(7.93)	29,329	1.83	0.92	1.83	116
Year Ended March 31, 2007	13.68	0.09		1.81	1.90	(0.09)		(0.57)	(0.66)		14.92	14.04	40,223	1.83	0.62	1.83	95
Year Ended March 31, 2006	12.43	0.09		1.25	1.34	(0.09)		—	(0.09)		13.68	10.86	44,257	1.85	0.74	1.86	104
Period Ended March 31, 2005	11.31	0.03		1.15	1.18	(0.06)		—	(0.06)		12.43	10.46	53,147	1.88	0.49	1.89	87
Year Ended May 31, 2004	9.60	0.03	(a)	1.72	1.75	(0.04)		—	(0.04)		11.31	18.27	57,403	2.02	0.27	2.07	67
Year Ended May 31, 2003	10.90	0.05		(1.31)	(1.26)	(0.04)		—	(0.04)		9.60	(11.56)	49,007	2.02	0.55	2.10	46

See Notes to Financial Highlights and Notes to Financial Statements.

124

FINANCIAL HIGHLIGHTS
RIDGEWORTH FUNDS  Selected Data For a Share of Beneficial Interest Outstanding Throughout the Periods Indicated.

																Ratio of
															Ratio of	Expenses to
														Ratio	Net	Average Net
				Net										of	Investment	Assets
				Realized										Net	Income	(Excluding
				and				Distributions			Net			Expenses	(Loss)	Waivers,
	Net Asset	Net		Unrealized		Dividends		from	Total		Asset			to	to	Reimbursements
	Value,	Investment		Gains		from Net		Realized	Dividends		Value,		Net Assets,	Average	Average	and	Portfolio
	Beginning	Income		(Losses) on	Total From	Investment		Capital	and		End of	Total	End of	Net	Net	Expense	Turnover
	of Period	(Loss)		Investments	Operations	Income		Gains	Distributions		Period	Return(1)	Period (000)	Assets(2)	Assets(2)	Offset)(2)	Rate(3)
Mid-Cap Core Equity Fund
I Shares
Year Ended March 31, 2008	$13.89	$0.08	(a)	$(1.28)	$(1.20)	$(0.09)		$(1.34)	$(1.43)		$11.26	(9.73)%	$185,543	1.07%	0.56%	1.07%	58%
Year Ended March 31, 2007	13.67	0.06		1.21	1.27	(0.06)		(0.99)	(1.05)		13.89	9.59	333,976	1.07	0.43	1.07	189
Year Ended March 31, 2006	12.03	0.07		2.26	2.33	(0.07)		(0.62)	(0.69)		13.67	19.68	410,459	1.12	0.63	1.13	138
Period Ended March 31, 2005	10.32	0.07		1.70	1.77	(0.06)		—	(0.06)		12.03	17.17	214,660	1.20	0.64	1.22	68
Year Ended May 31, 2004	8.74	0.06	(a)	1.57	1.63	(0.05)		—	(0.05)		10.32	18.70	177,128	1.23	0.64	1.26	126
Year Ended May 31, 2003	9.79	(0.03	)(a)	(1.02)*	(1.05)*	—		—	—		8.74	(10.73)	118,092	1.22	(0.31)	1.25	144
A Shares
Year Ended March 31, 2008	13.28	0.04	(a)	(1.22)	(1.18)	(0.06)		(1.34)	(1.40)		10.70	(10.02)	8,614	1.37	0.29	1.37	58
Year Ended March 31, 2007	13.12	0.02		1.16	1.18	(0.03)		(0.99)	(1.02)		13.28	9.28	11,773	1.37	0.12	1.37	189
Year Ended March 31, 2006	11.57	0.03		2.17	2.20	(0.03)		(0.62)	(0.65)		13.12	19.32	16,009	1.47	0.25	1.48	138
Period Ended March 31, 2005	9.92	0.02		1.64	1.66	(0.01)		—	(0.01)		11.57	16.79	14,556	1.63	0.21	1.68	68
Year Ended May 31, 2004	8.42	0.02	(a)	1.51	1.53	(0.03)		—	(0.03)		9.92	18.16	17,125	1.68	0.20	1.87	126
Year Ended May 31, 2003	9.47	(0.05	)(a)	(1.00)	(1.05)	—		—	—		8.42	(11.09)	12,137	1.68	(0.68)	1.92	144
C Shares
Year Ended March 31, 2008	12.16	(0.05	)(a)	(1.09)	(1.14)	(0.02)		(1.34)	(1.36)		9.66	(10.62)	7,308	2.07	(0.41)	2.07	58
Year Ended March 31, 2007	12.15	(0.01)		1.01	1.00	—		(0.99)	(0.99)		12.16	8.51	10,854	2.07	(0.58)	2.07	189
Year Ended March 31, 2006	10.81	—		1.96	1.96	—		(0.62)	(0.62)		12.15	18.44	13,499	2.13	(0.42)	2.14	138
Period Ended March 31, 2005	9.30	0.01		1.50	1.51	—		—	—		10.81	16.24	14,557	2.21	(0.37)	2.28	68
Year Ended May 31, 2004	7.92	(0.04	)(a)	1.43	1.39	(0.01)		—	(0.01)		9.30	17.51	15,998	2.28	(0.41)	2.54	126
Year Ended May 31, 2003	8.97	(0.10	)(a)	(0.95)	(1.05)	—		—	—		7.92	(11.71)	12,013	2.28	(1.33)	2.60	144
Mid-Cap Value Equity Fund(4)
I Shares
Year Ended March 31, 2008	13.02	0.19	(a)	(1.18)	(0.99)	(0.23	)(b)	(2.22)	(2.45	)(b)	9.58	(9.75)	257,978	1.06	1.52	1.06	221
Year Ended March 31, 2007	13.14	0.14		2.04	2.18	(0.13)		(2.17)	(2.30)		13.02	17.47	278,949	1.06	1.08	1.06	196
Year Ended March 31, 2006	12.27	0.13		2.15	2.28	(0.13)		(1.28)	(1.41)		13.14	19.49	243,534	1.13	1.03	1.16	169
Period Ended March 31, 2005	10.95	0.11		1.33	1.44	(0.12)		—	(0.12)		12.27	13.25	209,088	1.22	1.19	1.32	117
Year Ended May 31, 2004	8.62	0.05	(a)	2.33	2.38	(0.05)		—	(0.05)		10.95	27.71	147,185	1.26	0.53	1.36	95
Year Ended May 31, 2003	10.95	0.05		(2.16)	(2.11)	(0.04)		(0.18)	(0.22)		8.62	(19.05)	99,854	1.25	0.63	1.35	71
A Shares
Year Ended March 31, 2008	12.97	0.12	(a)	(1.14)	(1.02)	(0.20	)(b)	(2.22)	(2.42	)(b)	9.53	(10.03)	7,774	1.36	1.04	1.36	221
Year Ended March 31, 2007	13.10	0.11		2.03	2.14	(0.10)		(2.17)	(2.27)		12.97	17.11	3,362	1.36	0.78	1.36	196
Year Ended March 31, 2006	12.24	0.09		2.14	2.23	(0.09)		(1.28)	(1.37)		13.10	19.09	2,435	1.46	0.72	1.49	169
Period Ended March 31, 2005	10.94	0.08		1.31	1.39	(0.09)		—	(0.09)		12.24	12.73	1,724	1.62	0.74	1.93	117
Period Ended May 31, 2004	9.39	0.02	(a)	1.55	1.57	(0.02)		—	(0.02)		10.94	16.73	610	1.60	0.24	4.23	95

See Notes to Financial Highlights and Notes to Financial Statements.

125

FINANCIAL HIGHLIGHTS
RIDGEWORTH FUNDS  Selected Data For a Share of Beneficial Interest Outstanding Throughout the Periods Indicated.

																	Ratio of
																Ratio of	Expenses to
															Ratio	Net	Average Net
				Net											of	Investment	Assets
				Realized											Net	Income	(Excluding
				and				Distributions				Net			Expenses	(Loss)	Waivers,
	Net Asset	Net		Unrealized		Dividends		from		Total		Asset			to	to	Reimbursements
	Value,	Investment		Gains		from Net		Realized		Dividends		Value,		Net Assets,	Average	Average	and	Portfolio
	Beginning	Income		(Losses) on	Total From	Investment		Capital		and		End of	Total	End of	Net	Net	Expense	Turnover
	of Period	(Loss)		Investments	Operations	Income		Gains		Distributions		Period	Return(1)	Period (000)	Assets(2)	Assets(2)	Offset)(2)	Rate(3)
Mid-Cap Value Equity Fund(4)
C Shares
Year Ended March 31, 2008	$12.91	$0.07	(a)	$(1.18)	$(1.11)	$(0.11	)(b)	$(2.22)		$(2.33	)(b)	$9.47	(10.72)%	$4,049	2.06%	0.57%	2.06%	221%
Year Ended March 31, 2007	13.06	0.02		2.01	2.03	(0.01)		(2.17)		(2.18)		12.91	16.27	6,269	2.06	0.07	2.06	196
Year Ended March 31, 2006	12.21	0.02		2.13	2.15	(0.02)		(1.28)		(1.30)		13.06	18.47	6,366	2.03	0.13	2.17	169
Period Ended March 31, 2005	10.90	0.04		1.32	1.36	(0.05)		—		(0.05)		12.21	12.47	6,888	1.91	0.54	2.39	117
Year Ended May 31, 2004	8.58	(0.01	)(a)	2.33	2.32	—		—		—		10.90	27.06	7,880	1.90	(0.11)	2.74	95
Year Ended May 31, 2003	10.92	0.01		(2.16)	(2.15)	(0.01)		(0.18)		(0.19)		8.58	(19.58)	5,744	1.90	0.03	2.85	71
Real Estate 130/30 Fund(4)(6)
I Shares
Period Ended March 31, 2008	10.00	0.10		0.25	0.35	(0.07)		—		(0.07)		10.28	3.47	5,173	1.45	1.74	3.42 (c)	70
Select Large Cap Growth Stock Fund(4)
I Shares
Year Ended March 31, 2008	26.92	0.08	(a)	1.35	1.43	(0.03)		—		(0.03)		28.32	5.30	96,704	0.94	0.28	0.95	62
Year Ended March 31, 2007	25.83	0.15	(a)	0.99	1.14	(0.05)		—		(0.05)		26.92	4.42	98,027	0.97	0.59	0.98	160
Year Ended March 31, 2006	24.14	—		1.82	1.82	(0.13)		—		(0.13)		25.83	7.54	74,481	1.07	0.21	1.08	82
Period Ended March 31, 2005	23.31	0.10	(a)	0.77	0.87	(0.04)		—		(0.04)		24.14	3.74	98,982	1.22	0.52	1.25	51
Year Ended May 31, 2004	20.78	(0.06	)(a)	2.59	2.53	—		—		—		23.31	12.18	144,732	1.25	(0.28)	1.25	49
Year Ended May 31, 2003	23.25	—	(a)	(2.47)	(2.47)	—		—		—		20.78	(10.62)	198,429	1.24	(0.01)	1.24	58
A Shares
Year Ended March 31, 2008	26.73	—	(a)	1.33	1.33	—		—		—		28.06	4.98	556	1.24	—	1.25	62
Year Ended March 31, 2007	25.67	0.07	(a)	0.99	1.06	—		—		—		26.73	4.13	371	1.28	0.26	1.29	160
Year Ended March 31, 2006	24.02	(0.05)		1.78	1.73	(0.08)		—		(0.08)		25.67	7.21	468	1.39	(0.11)	1.41	82
Period Ended March 31, 2005	23.26	0.03	(a)	0.77	0.80	(0.04)		—		(0.04)		24.02	3.42	667	1.62	0.13	2.00	51
Period Ended May 31, 2004	22.32	(0.10	)(a)	1.04	0.94	—		—		—		23.26	4.21	365	1.65	(0.71)	4.48 (c)	49
C Shares
Year Ended March 31, 2008	24.93	(0.20	)(a)	1.25	1.05	—		—		—		25.98	4.21	26,596	1.95	(0.74)	1.95	62
Year Ended March 31, 2007	24.11	(0.11	)(a)	0.93	0.82	—		—		—		24.93	3.40	32,895	1.98	(0.44)	1.99	160
Year Ended March 31, 2006	22.67	(0.11)		1.57	1.46	(0.02)		—		(0.02)		24.11	6.46	48,412	2.07	(0.80)	2.08	82
Period Ended March 31, 2005	22.04	(0.09	)(a)	0.72	0.63	—		—		—		22.67	2.86	67,950	2.23	(0.47)	2.28	51
Year Ended May 31, 2004	19.85	(0.29	)(a)	2.48	2.19	—		—		—		22.04	11.03	92,966	2.31	(1.34)	2.41	49
Year Ended May 31, 2003	22.45	(0.20	)(a)	(2.40)	(2.60)	—		—		—		19.85	(11.58)	110,085	2.31	(1.07)	2.40	58
Small Cap Growth Stock Fund
I Shares
Year Ended March 31, 2008	20.61	(0.11	)(a)	(0.33)	(0.44)	—		(6.64	)(b)	(6.64	)(b)	13.53	(7.09)	490,675	1.19	(0.57)	1.20	126
Year Ended March 31, 2007	23.65	(0.11	)(a)	(1.74)	(1.85)	—		(1.19)		(1.19)		20.61	(7.80)	845,570	1.16	(0.51)	1.16	139
Year Ended March 31, 2006	19.99	(0.14	)(a)	5.46	5.32	—		(1.66)		(1.66)		23.65	27.55	1,641,681	1.17	(0.66)	1.18	98
Period Ended March 31, 2005	20.25	(0.08	)(a)	2.27	2.19	—		(2.45)		(2.45)		19.99	10.60	940,775	1.22	(0.46)	1.22	70
Year Ended May 31, 2004	15.19	(0.16	)(a)	5.22	5.06	—		—		—		20.25	33.31	789,650	1.25	(0.83)	1.25	107
Year Ended May 31, 2003	17.28	(0.12	)(a)	(1.72)	(1.84)	—		(0.25)		(0.25)		15.19	(10.50)	567,714	1.24	(0.87)	1.24	96

See Notes to Financial Highlights and Notes to Financial Statements.

126

FINANCIAL HIGHLIGHTS
RIDGEWORTH FUNDS  Selected Data For a Share of Beneficial Interest Outstanding Throughout the Periods Indicated.

																Ratio of
															Ratio of	Expenses to
														Ratio	Net	Average Net
				Net										of	Investment	Assets
				Realized										Net	Income	(Excluding
				and			Distributions				Net			Expenses	(Loss)	Waivers,
	Net Asset	Net		Unrealized		Dividends	from		Total		Asset			to	to	Reimbursements
	Value,	Investment		Gains		from Net	Realized		Dividends		Value,		Net Assets,	Average	Average	and	Portfolio
	Beginning	Income		(Losses) on	Total From	Investment	Capital		and		End of	Total	End of	Net	Net	Expense	Turnover
	of Period	(Loss)		Investments	Operations	Income	Gains		Distributions		Period	Return(1)	Period (000)	Assets(2)	Assets(2)	Offset)(2)	Rate(3)
Small Cap Growth Stock Fund
A Shares
Year Ended March 31, 2008	$19.96	$(0.16	)(a)	$(0.28)	$(0.44)	$—	$(6.64	)(b)	$(6.64	)(b)	$12.88	(7.33)%	$16,490	1.49%	(0.87)%	1.50%	126%
Year Ended March 31, 2007	23.02	(0.17	)(a)	(1.70)	(1.87)	—	(1.19)		(1.19)		19.96	(8.06)	24,320	1.46	(0.81)	1.46	139
Year Ended March 31, 2006	19.56	(0.21	)(a)	5.33	5.12	—	(1.66)		(1.66)		23.02	27.13 ##	59,896	1.51	(1.00)	1.54	98
Period Ended March 31, 2005	19.92	(0.14	)(a)	2.23	2.09	—	(2.45)		(2.45)		19.56	10.26	38,954	1.61	(0.84)	1.73	70
Year Ended May 31, 2004	15.00	(0.22	)(a)	5.14	4.92	—	—		—		19.92	32.80	40,590	1.61	(1.20)	1.88	107
Year Ended May 31, 2003	17.12	(0.17	)(a)	(1.70)	(1.87)	—	(0.25)		(0.25)		15.00	(10.77)	21,887	1.61	(1.23)	1.93	96
C Shares
Year Ended March 31, 2008	18.46	(0.27	)(a)	(0.17)	(0.44)	—	(6.64	)(b)	(6.64	)(b)	11.38	(7.98)	14,323	2.20	(1.57)	2.21	126
Year Ended March 31, 2007	21.53	(0.29	)(a)	(1.59)	(1.88)	—	(1.19)		(1.19)		18.46	(8.68)	21,545	2.16	(1.51)	2.16	139
Year Ended March 31, 2006	18.51	(0.33	)(a)	5.01	4.68	—	(1.66)		(1.66)		21.53	26.27 ##	36,242	2.18	(1.67)	2.18	98
Period Ended March 31, 2005	19.06	(0.23	)(a)	2.13	1.90	—	(2.45)		(2.45)		18.51	9.71	35,322	2.22	(1.46)	2.24	70
Year Ended May 31, 2004	14.45	(0.34	)(a)	4.95	4.61	—	—		—		19.06	31.90	40,354	2.31	(1.90)	2.40	107
Year Ended May 31, 2003	16.62	(0.26	)(a)	(1.66)	(1.92)	—	(0.25)		(0.25)		14.45	(11.40)	25,601	2.31	(1.93)	2.46	96
Small Cap Value Equity Fund(4)
I Shares
Year Ended March 31, 2008	17.35	0.18		(1.65)	(1.47)	(0.17)	(4.54)		(4.71)		11.17	(11.23)	469,424	1.19	1.20	1.19	75
Year Ended March 31, 2007	20.93	0.10		1.25	1.35	(0.11)	(4.82)		(4.93)		17.35	7.41	674,619	1.18	0.55	1.18	62
Year Ended March 31, 2006	19.86	0.10		5.39	5.49	(0.10)	(4.32)		(4.42)		20.93	30.70	762,709	1.20	0.48	1.20	58
Period Ended March 31, 2005	18.26	0.04	(a)	3.15	3.19	(0.06)	(1.53)		(1.59)		19.86	17.57	726,904	1.21	0.22	1.21	17
Year Ended May 31, 2004	13.73	0.06	(a)	4.53	4.59	(0.06)	—		(0.06)		18.26	33.56	682,567	1.25	0.38	1.25	44
Year Ended May 31, 2003	14.54	0.08		(0.82)	(0.74)	(0.07)	—		(0.07)		13.73	(5.09)	518,468	1.24	0.64	1.24	29
A Shares
Year Ended March 31, 2008	17.20	0.14		(1.63)	(1.49)	(0.14)	(4.54)		(4.68)		11.03	(11.48)	4,887	1.44	0.94	1.44	75
Year Ended March 31, 2007	20.79	0.05		1.24	1.29	(0.06)	(4.82)		(4.88)		17.20	7.17	7,629	1.44	0.28	1.44	62
Year Ended March 31, 2006	19.75	0.06		5.36	5.42	(0.06)	(4.32)		(4.38)		20.79	30.44	5,317	1.45	0.22	1.48	58
Period Ended March 31, 2005	18.18	(0.01	)(a)	3.13	3.12	(0.02)	(1.53)		(1.55)		19.75	17.26	4,616	1.47	(0.05)	1.61	17
Period Ended May 31, 2004	15.75	0.03	(a)	2.41	2.44	(0.01)	—		(0.01)		18.18	15.51	4,088	1.55	0.30	2.15	44
C Shares
Year Ended March 31, 2008	16.76	0.14		(1.57)	(1.43)	(0.14)	(4.54)		(4.68)		10.65	(11.41)	22,243	1.44	0.94	1.45	75
Year Ended March 31, 2007	20.39	0.05		1.20	1.25	(0.06)	(4.82)		(4.88)		16.76	7.10	35,289	1.43	0.30	1.43	62
Year Ended March 31, 2006	19.45	0.06		5.26	5.32	(0.06)	(4.32)		(4.38)		20.39	30.41	45,388	1.45	0.23	1.70	58
Period Ended March 31, 2005	17.91	(0.01	)(a)	3.09	3.08	(0.01)	(1.53)		(1.54)		19.45	17.27	43,664	1.50	(0.07)	2.25	17
Year Ended May 31, 2004	13.55	(0.10	)(a)	4.46	4.36	—	—		—		17.91	32.20	46,192	2.26	(0.64)	2.45	44
Year Ended May 31, 2003	14.43	(0.04)		(0.84)	(0.88)	—	—		—		13.55	(6.10)	34,064	2.31	(0.40)	2.50	29
U.S. Equity 130/30 Fund(4)(6)
I Shares
Period Ended March 31, 2008	10.00	0.01		(1.25)	(1.24)	(0.01)	—		(0.01)		8.75	(12.39)	4,381	1.30	0.48	3.49	87

See Notes to Financial Highlights and Notes to Financial Statements.

127

FINANCIAL HIGHLIGHTS
RIDGEWORTH FUNDS  Selected Data For a Share of Beneficial Interest Outstanding Throughout the Periods Indicated.

														Ratio of
													Ratio of	Expenses to
												Ratio	Net	Average Net
				Net								of	Investment	Assets
				Realized								Net	Income	(Excluding
				and			Distributions		Net			Expenses	(Loss)	Waivers,
	Net Asset	Net		Unrealized		Dividends	from	Total	Asset			to	to	Reimbursements
	Value,	Investment		Gains		from Net	Realized	Dividends	Value,		Net Assets,	Average	Average	and	Portfolio
	Beginning	Income		(Losses) on	Total From	Investment	Capital	and	End of	Total	End of	Net	Net	Expense	Turnover
	of Period	(Loss)		Investments	Operations	Income	Gains	Distributions	Period	Return(1)	Period (000)	Assets(2)	Assets(2)	Offset)(2)	Rate(3)
Life Vision Aggressive Growth Fund(4)(5)
I Shares
Year Ended March 31, 2008	$13.00	$0.14	(a)	$(0.46)	$(0.32)	$(0.41)	$(1.90)	$(2.31)	$10.37	(4.59)%	$28,514	0.19%	1.04%	0.20%	46%
Year Ended March 31, 2007	12.32	0.12	(a)	1.05	1.17	(0.25)	(0.24)	(0.49)	13.00	9.60	53,098	0.18	0.94	0.18	52
Year Ended March 31, 2006†	11.07	0.07	(a)	1.45	1.52	(0.14)	(0.13)	(0.27)	12.32	13.90	52,765	0.21	0.66	0.26	31
Period Ended March 31, 2005†	10.25	0.09		0.85	0.94	(0.12)	—	(0.12)	11.07	9.15	43,283	0.21	0.98	0.34	29
Year Ended May 31, 2004	8.55	0.04	(a)	1.70	1.74	(0.04)**	—	(0.04)**	10.25	20.34	38,468	0.25	0.39	0.39	44
Year Ended May 31, 2003	9.57	0.03		(1.02)	(0.99)	(0.03)	—	(0.03)	8.55	(10.36)	28,681	0.25	0.33	0.40	50
A Shares
Year Ended March 31, 2008	12.97	0.13	(a)	(0.49)	(0.36)	(0.38)	(1.90)	(2.28)	10.33	(4.88)	3,067	0.49	0.94	0.50	46
Year Ended March 31, 2007	12.29	0.08	(a)	1.05	1.13	(0.21)	(0.24)	(0.45)	12.97	9.31	3,040	0.48	0.63	0.48	52
Year Ended March 31, 2006†	11.05	0.04	(a)	1.44	1.48	(0.11)	(0.13)	(0.24)	12.29	13.50	2,619	0.52	0.42	0.62	31
Period Ended March 31, 2005†	10.23	0.06		0.85	0.91	(0.09)	—	(0.09)	11.05	8.90	2,080	0.55	0.86	1.01	29
Period Ended May 31, 2004	9.46	(0.01	)(a)	0.81	0.80	(0.03)	—	(0.03)	10.23	8.43	867	0.51	(0.24)	5.15	44
B Shares
Year Ended March 31, 2008	12.84	0.06	(a)	(0.46)	(0.40)	(0.35)	(1.90)	(2.25)	10.19	(5.25)	4,472	0.94	0.41	0.95	46
Year Ended March 31, 2007	12.19	0.03	(a)	1.02	1.05	(0.16)	(0.24)	(0.40)	12.84	8.71	5,575	0.93	0.18	0.93	52
Year Ended March 31, 2006†	10.98	(0.02	)(a)	1.45	1.43	(0.09)	(0.13)	(0.22)	12.19	13.10	5,756	0.99	(0.14)	1.10	31
Period Ended March 31, 2005†	10.18	0.03		0.83	0.86	(0.06)	—	(0.06)	10.98	8.44	5,452	1.03	0.19	1.40	29
Year Ended May 31, 2004	8.53	(0.04	)(a)	1.70	1.66	(0.01)	—	(0.01)	10.18	19.49	4,367	1.00	(0.36)	1.95	44
Period Ended May 31, 2003	7.23	(0.01)		1.31	1.30	—	—	—	8.53	18.03	1,052	0.89	(0.86)	1.36	50
C Shares
Year Ended March 31, 2008	12.98	0.04	(a)	(0.49)	(0.45)	(0.34)	(1.90)	(2.24)	10.29	(5.56)	1,767	1.19	0.27	1.21	46
Year Ended March 31, 2007	12.33	—	(a)	1.04	1.04	(0.15)	(0.24)	(0.39)	12.98	8.54	1,573	1.18	(0.03)	1.18	52
Period Ended March 31, 2006†	11.07	0.01	(a)	1.46	1.47	(0.08)	(0.13)	(0.21)	12.33	13.40	1,146	1.17	0.03	1.22	31
Life Vision Conservative Fund(4)(5)
I Shares
Year Ended March 31, 2008	11.37	0.44		(0.10)	0.34	(0.44)	(0.16)	(0.60)	11.11	3.02	5,177	0.18	3.98	0.30	47
Year Ended March 31, 2007	11.21	0.45	(a)	0.30	0.75	(0.48)	(0.11)	(0.59)	11.37	6.91	3,362	0.20	4.00	0.32	43
Year Ended March 31, 2006†	11.09	0.34		0.20	0.54	(0.36)	(0.06)	(0.42)	11.21	4.96	3,066	0.20	3.33	0.56	29
Period Ended March 31, 2005†	10.87	0.27		0.29	0.56	(0.30)	(0.04)	(0.34)	11.09	5.18	414	0.17	3.18	1.52	121
Period Ended May 31, 2004	10.71	0.15	(a)	0.14	0.29	(0.13)	—	(0.13)	10.87	2.68	30	0.25	2.41	85.33 (c)	138
A Shares
Year Ended March 31, 2008	11.38	0.44		(0.13)	0.31	(0.41)	(0.16)	(0.57)	11.12	2.75	663	0.49	3.63	0.61	47
Year Ended March 31, 2007	11.21	0.41	(a)	0.32	0.73	(0.45)	(0.11)	(0.56)	11.38	6.64	811	0.50	3.61	0.62	43
Year Ended March 31, 2006†	11.09	0.30		0.20	0.50	(0.32)	(0.06)	(0.38)	11.21	4.63	1,324	0.53	2.85	0.83	29
Period Ended March 31, 2005†	10.86	0.23		0.30	0.53	(0.26)	(0.04)	(0.30)	11.09	4.88	606	0.56	2.50	1.51	121
Period Ended May 31, 2004	10.68	0.12	(a)	0.18	0.30	(0.12)	—	(0.12)	10.86	2.82	474	0.57	2.06	4.00	138

See Notes to Financial Highlights and Notes to Financial Statements.

128

FINANCIAL HIGHLIGHTS
RIDGEWORTH FUNDS  Selected Data For a Share of Beneficial Interest Outstanding Throughout the Periods Indicated.

														Ratio of
													Ratio of	Expenses to
												Ratio	Net	Average Net
				Net								of	Investment	Assets
				Realized								Net	Income	(Excluding
				and			Distributions		Net			Expenses	(Loss)	Waivers,
	Net Asset	Net		Unrealized		Dividends	from	Total	Asset			to	to	Reimbursements
	Value,	Investment		Gains		from Net	Realized	Dividends	Value,		Net Assets,	Average	Average	and	Portfolio
	Beginning	Income		(Losses) on	Total From	Investment	Capital	and	End of	Total	End of	Net	Net	Expense	Turnover
	of Period	(Loss)		Investments	Operations	Income	Gains	Distributions	Period	Return(1)	Period (000)	Assets(2)	Assets(2)	Offset)(2)	Rate(3)
Life Vision Conservative Fund(4)(5)
B Shares
Year Ended March 31, 2008	$11.38	$0.38		$(0.12)	$0.26	$(0.38)	$(0.16)	$(0.54)	$11.10	2.23%	$4,903	0.93%	3.20%	1.06%	47%
Year Ended March 31, 2007	11.22	0.36	(a)	0.31	0.67	(0.40)	(0.11)	(0.51)	11.38	6.12	4,653	0.95	3.23	1.07	43
Year Ended March 31, 2006†	11.09	0.25		0.21	0.46	(0.27)	(0.06)	(0.33)	11.22	4.23	5,189	0.97	2.34	1.19	29
Period Ended March 31, 2005†	10.86	0.19		0.30	0.49	(0.22)	(0.04)	(0.26)	11.09	4.50	5,635	0.96	2.11	1.67	121
Year Ended May 31, 2004	10.43	0.17	(a)	0.39	0.56	(0.13)	—	(0.13)	10.86	5.38	5,012	0.95	1.54	1.81	138
Period Ended May 31, 2003	10.00	0.01		0.42	0.43	—	—	—	10.43	4.30	800	0.92	0.85	1.39	160
C Shares
Year Ended March 31, 2008	11.37	0.34		(0.11)	0.23	(0.35)	(0.16)	(0.51)	11.09	2.03	840	1.18	2.94	1.31	47
Year Ended March 31, 2007	11.20	0.34	(a)	0.31	0.65	(0.37)	(0.11)	(0.48)	11.37	5.91	792	1.20	2.99	1.32	43
Period Ended March 31, 2006†	11.08	0.26		0.20	0.46	(0.28)	(0.06)	(0.34)	11.20	4.22	835	1.03	2.39	1.59	29
Life Vision Growth and Income Fund(4)(5)
I Shares
Year Ended March 31, 2008	12.89	0.28		(0.44)	(0.16)	(0.45)	(0.97)	(1.42)	11.31	(2.16)	69,704	0.17	2.02	0.17	50
Year Ended March 31, 2007	12.43	0.25	(a)	0.82	1.07	(0.35)	(0.26)	(0.61)	12.89	8.73	111,848	0.17	2.00	0.17	45
Year Ended March 31, 2006†	11.41	0.17	(a)	1.08	1.25	(0.23)	—	(0.23)	12.43	11.05	97,964	0.19	1.46	0.24	34
Period Ended March 31, 2005†	10.76	0.14		0.69	0.83	(0.18)	—	(0.18)	11.41	7.77	87,520	0.22	1.60	0.33	59
Year Ended May 31, 2004	9.33	0.14	(a)	1.43	1.57	(0.14)	—	(0.14)	10.76	16.92	75,083	0.25	1.38	0.36	97
Year Ended May 31, 2003	9.98	0.13		(0.65)	(0.52)	(0.13)	—	(0.13)	9.33	(5.16)	59,449	0.25	1.46	0.37	139
A Shares
Year Ended March 31, 2008	12.87	0.20		(0.40)	(0.20)	(0.42)	(0.97)	(1.39)	11.28	(2.47)	5,031	0.47	1.62	0.47	50
Year Ended March 31, 2007	12.41	0.21	(a)	0.82	1.03	(0.31)	(0.26)	(0.57)	12.87	8.44	6,778	0.47	1.71	0.47	45
Year Ended March 31, 2006†	11.39	0.15	(a)	1.06	1.21	(0.19)	—	(0.19)	12.41	10.73	5,737	0.51	1.24	0.58	34
Period Ended March 31, 2005†	10.75	0.11		0.68	0.79	(0.15)	—	(0.15)	11.39	7.37	3,575	0.57	1.33	0.91	59
Period Ended May 31, 2004	10.18	0.06	(a)	0.58	0.64	(0.07)	—	(0.07)	10.75	6.32	1,426	0.56	1.04	1.95	97
B Shares
Year Ended March 31, 2008	12.87	0.17		(0.43)	(0.26)	(0.37)	(0.97)	(1.34)	11.27	(2.89)	14,339	0.92	1.35	0.92	50
Year Ended March 31, 2007	12.41	0.16	(a)	0.82	0.98	(0.26)	(0.26)	(0.52)	12.87	7.95	16,966	0.92	1.24	0.92	45
Year Ended March 31, 2006†	11.39	0.08	(a)	1.08	1.16	(0.14)	—	(0.14)	12.41	10.21	17,829	0.96	0.71	1.07	34
Period Ended March 31, 2005†	10.74	0.06		0.69	0.75	(0.10)	—	(0.10)	11.39	7.00	16,641	1.01	0.83	1.34	59
Year Ended May 31, 2004	9.34	0.07	(a)	1.42	1.49	(0.09)	—	(0.09)	10.74	15.99	13,060	1.00	0.63	1.61	97
Period Ended May 31, 2003	8.10	0.02		1.24	1.26	(0.02)	—	(0.02)	9.34	15.57	2,017	0.90	0.39	1.34	139
C Shares
Year Ended March 31, 2008	12.83	0.15		(0.44)	(0.29)	(0.35)	(0.97)	(1.32)	11.22	(3.14)	5,584	1.17	1.12	1.17	50
Year Ended March 31, 2007	12.39	0.13	(a)	0.80	0.93	(0.23)	(0.26)	(0.49)	12.83	7.62	5,535	1.17	1.05	1.17	45
Period Ended March 31, 2006†	11.41	0.11	(a)	1.02	1.13	(0.15)	—	(0.15)	12.39	9.94	2,820	1.15	0.89	1.20	34

See Notes to Financial Highlights and Notes to Financial Statements.

129

FINANCIAL HIGHLIGHTS
RIDGEWORTH FUNDS  Selected Data For a Share of Beneficial Interest Outstanding Throughout the Periods Indicated.

														Ratio of
													Ratio of	Expenses to
												Ratio	Net	Average Net
				Net								of	Investment	Assets
				Realized								Net	Income	(Excluding
				and			Distributions		Net			Expenses	(Loss)	Waivers,
	Net Asset	Net		Unrealized		Dividends	from	Total	Asset			to	to	Reimbursements
	Value,	Investment		Gains		from Net	Realized	Dividends	Value,		Net Assets,	Average	Average	and	Portfolio
	Beginning	Income		(Losses) on	Total From	Investment	Capital	and	End of	Total	End of	Net	Net	Expense	Turnover
	of Period	(Loss)		Investments	Operations	Income	Gains	Distributions	Period	Return(1)	Period (000)	Assets(2)	Assets(2)	Offset)(2)	Rate(3)
Life Vision Moderate Growth Fund(4)(5)
I Shares
Year Ended March 31, 2008	$10.88	$0.31		$(0.25)	$0.06	$(0.39)	$(0.17)	$(0.56)	$10.38	0.30%	$147,784	0.17%	2.87%	0.17%	40%
Year Ended March 31, 2007	10.85	0.31	(a)	0.55	0.86	(0.37)	(0.46)	(0.83)	10.88	8.02	193,107	0.16	2.80	0.16	49
Year Ended March 31, 2006†	10.49	0.24	(a)	0.64	0.88	(0.28)	(0.24)	(0.52)	10.85	8.48	158,301	0.18	2.17	0.22	34
Period Ended March 31, 2005†	10.06	0.18		0.52	0.70	(0.22)	(0.05)	(0.27)	10.49	6.98	132,522	0.21	2.10	0.32	83
Year Ended May 31, 2004	9.02	0.16	(a)	1.04	1.20	(0.16)	—	(0.16)	10.06	13.35	121,659	0.25	1.65	0.36	109
Year Ended May 31, 2003	9.40	0.16		(0.38)	(0.22)	(0.16)	—	(0.16)	9.02	(2.21)	93,722	0.25	1.87	0.36	101
A Shares
Year Ended March 31, 2008	10.88	0.28		(0.25)	0.03	(0.37)	(0.17)	(0.54)	10.37	(0.02)	8,632	0.47	2.59	0.48	40
Year Ended March 31, 2007	10.84	0.28	(a)	0.55	0.83	(0.33)	(0.46)	(0.79)	10.88	7.77	11,069	0.46	2.53	0.46	49
Year Ended March 31, 2006†	10.48	0.20	(a)	0.64	0.84	(0.24)	(0.24)	(0.48)	10.84	8.16	5,821	0.47	1.92	0.59	34
Period Ended March 31, 2005†	10.05	0.15		0.52	0.67	(0.19)	(0.05)	(0.24)	10.48	6.74	8,161	0.47	1.91	0.87	83
Period Ended May 31, 2004	9.58	0.10	(a)	0.45	0.55	(0.08)	—	(0.08)	10.05	5.79	3,541	0.55	1.49	1.27	109
B Shares
Year Ended March 31, 2008	10.86	0.23		(0.25)	(0.02)	(0.33)	(0.17)	(0.50)	10.34	(0.46)	10,572	0.92	2.13	0.93	40
Year Ended March 31, 2007	10.82	0.22	(a)	0.56	0.78	(0.28)	(0.46)	(0.74)	10.86	7.36	12,723	0.91	2.03	0.91	49
Year Ended March 31, 2006†	10.46	0.16	(a)	0.64	0.80	(0.20)	(0.24)	(0.44)	10.82	7.60	14,073	0.92	1.41	1.06	34
Period Ended March 31, 2005†	10.03	0.11		0.52	0.63	(0.15)	(0.05)	(0.20)	10.46	6.28	14,797	0.92	1.37	1.35	83
Year Ended May 31, 2004	9.00	0.09	(a)	1.04	1.13	(0.10)	—	(0.10)	10.03	12.66	13,236	1.00	0.91	1.56	109
Period Ended May 31, 2003	8.05	0.03		0.95	0.98	(0.03)	—	(0.03)	9.00	12.22	2,691	0.91	0.93	1.34	101
C Shares
Year Ended March 31, 2008	10.86	0.20		(0.25)	(0.05)	(0.30)	(0.17)	(0.47)	10.34	(0.66)	20,419	1.17	1.87	1.17	40
Year Ended March 31, 2007	10.82	0.23	(a)	0.52	0.75	(0.25)	(0.46)	(0.71)	10.86	7.01	24,424	1.19	2.12	1.19	49
Period Ended March 31, 2006†	10.49	0.15	(a)	0.62	0.77	(0.20)	(0.24)	(0.44)	10.82	7.40	1,674	1.13	1.43	1.19	34
Life Vision Target Date 2015 Fund(4)(5)
I Shares
Year Ended March 31, 2008	11.56	0.23		(0.67)	(0.44)	(0.40)	(0.09)	(0.49)	10.63	(4.19)	3,150	0.18	1.80	0.97	196
Year Ended March 31, 2007	10.86	0.21	(a)	0.77	0.98	(0.26)	(0.02)	(0.28)	11.56	9.18	2,067	0.20	1.87	2.20	67
Period Ended March 31, 2006†	10.00	0.09	(a)	0.90	0.99	(0.13)	—	(0.13)	10.86	9.94	270	0.20	1.80	13.92 (c)	25
A Shares
Year Ended March 31, 2008	11.56	0.22		(0.70)	(0.48)	(0.38)	(0.09)	(0.47)	10.61	(4.55)	18	0.48	1.69	1.25	196
Period Ended March 31, 2007	11.42	0.05	(a)	0.11	0.16	(0.02)	—	(0.02)	11.56	1.43	2	0.50	1.64	2.36 (c)	67

See Notes to Financial Highlights and Notes to Financial Statements.

130

FINANCIAL HIGHLIGHTS
RIDGEWORTH FUNDS  Selected Data For a Share of Beneficial Interest Outstanding Throughout the Periods Indicated.

														Ratio of
													Ratio of	Expenses to
												Ratio	Net	Average Net
				Net								of	Investment	Assets
				Realized								Net	Income	(Excluding
				and			Distributions		Net			Expenses	(Loss)	Waivers,
	Net Asset	Net		Unrealized		Dividends	from	Total	Asset			to	to	Reimbursements
	Value,	Investment		Gains		from Net	Realized	Dividends	Value,		Net Assets,	Average	Average	and	Portfolio
	Beginning	Income		(Losses) on	Total From	Investment	Capital	and	End of	Total	End of	Net	Net	Expense	Turnover
	of Period	(Loss)		Investments	Operations	Income	Gains	Distributions	Period	Return(1)	Period (000)	Assets(2)	Assets(2)	Offset)(2)	Rate(3)
Life Vision Target Date 2025 Fund(4)(5)
I Shares
Year Ended March 31, 2008	$11.93	$0.15	(a)	$(0.67)	$(0.52)	$(0.41)	$(0.16)	$(0.57)	$10.84	(4.81)%	$5,770	0.20%	1.28%	0.46%	67%
Year Ended March 31, 2007	11.11	0.15	(a)	0.91	1.06	(0.23)	(0.01)	(0.24)	11.93	9.64	4,704	0.20	1.28	1.28	48
Period Ended March 31, 2006†	10.00	0.09	(a)	1.14	1.23	(0.12)	—	(0.12)	11.11	12.33	1,110	0.20	1.86	11.64 (c)	17
A Shares
Year Ended March 31, 2008	11.93	0.12	(a)	(0.67)	(0.55)	(0.39)	(0.16)	(0.55)	10.83	(5.11)	48	0.50	1.01	0.76	67
Period Ended March 31, 2007	10.82	0.07	(a)	1.23	1.30	(0.18)	(0.01)	(0.19)	11.93	12.01	45	0.50	0.86	2.00	48
Life Vision Target Date 2035 Fund(4)(5)
I Shares
Year Ended March 31, 2008	11.64	0.16	(a)	(0.66)	(0.50)	(0.33)	(0.16)	(0.49)	10.65	(4.70)	2,908	0.18	1.32	0.99	53
Year Ended March 31, 2007	10.89	0.12	(a)	0.90	1.02	(0.22)	(0.05)	(0.27)	11.64	9.41	1,318	0.20	1.05	2.45	50
Period Ended March 31, 2006†	10.00	0.07	(a)	0.94	1.01	(0.12)	—	(0.12)	10.89	10.14	590	0.20	1.41	10.98 (c)	40
A Shares
Year Ended March 31, 2008	11.64	0.18	(a)	(0.71)	(0.53)	(0.31)	(0.16)	(0.47)	10.64	(5.00)	20	0.47	1.51	1.20	53
Period Ended March 31, 2007	11.07	0.08	(a)	0.73	0.81	(0.19)	(0.05)	(0.24)	11.64	7.39	4	0.50	0.77	4.75	50

See Notes to Financial Highlights and Notes to Financial Statements.

131

NOTES TO FINANCIAL HIGHLIGHTS
RIDGEWORTH FUNDS  March 31, 2008

(1)	Total return excludes sales charge. Not annualized for periods less than one year.

(2)	Annualized for periods less than one year.

(3)	Not annualized for periods less than a year.

(4)	The following table details the commencement of operations of certain classes of each respective fund.

Fund	Class	Commencement Date
Aggressive Growth Stock Fund	I Shares	February 23, 2004
Aggressive Growth Stock Fund	A Shares	February 23, 2004
Aggressive Growth Stock Fund	C Shares	February 23, 2004
Emerging Growth Stock Fund	I Shares	February 23, 2004
Emerging Growth Stock Fund	A Shares	February 23, 2004
Emerging Growth Stock Fund	C Shares	February 27, 2004
International Equity 130/30 Fund	I Shares	December 27, 2007
Large Cap Quantitative Equity Fund	I Shares	August 7, 2003
Large Cap Quantitative Equity Fund	A Shares	October 8, 2003
Large Cap Quantitative Equity Fund	C Shares	October 13, 2003
Mid-Cap Value Equity Fund	A Shares	October 27, 2003
Real Estate 130/30 Fund	I Shares	December 27, 2007
Select Large Cap Growth Stock Fund	A Shares	October 14, 2003
Small Cap Value Equity Fund	A Shares	October 9, 2003
U.S. Equity 130/30 Fund	I Shares	December 27, 2007
Life Vision Aggressive Growth Fund	A Shares	October 16, 2003
Life Vision Aggressive Growth Fund	B Shares	March 11, 2003
Life Vision Aggressive Growth Fund	C Shares	April 4, 2005
Life Vision Conservative Fund	I Shares	November 6, 2003
Life Vision Conservative Fund	A Shares	November 11, 2003
Life Vision Conservative Fund	B Shares	March 11, 2003
Life Vision Conservative Fund	C Shares	April 4, 2005
Life Vision Growth and Income Fund	A Shares	November 5, 2003
Life Vision Growth and Income Fund	B Shares	March 11, 2003
Life Vision Growth and Income Fund	C Shares	April 5, 2005
Life Vision Moderate Growth Fund	A Shares	October 10, 2003
Life Vision Moderate Growth Fund	B Shares	March 11, 2003
Life Vision Moderate Growth Fund	C Shares	April 5, 2005
Life Vision Target Date 2015 Fund	I Shares	October 12, 2005
Life Vision Target Date 2015 Fund	A Shares	January 4, 2007
Life Vision Target Date 2025 Fund	I Shares	October 21, 2005
Life Vision Target Date 2025 Fund	A Shares	July 11, 2006
Life Vision Target Date 2035 Fund	I Shares	November 2, 2005
Life Vision Target Date 2035 Fund	A Shares	May 3, 2006

(5)	The Life Vision Funds and its shareholders indirectly bear a pro rata share of the expenses of the underlying funds. The expense ratios do not include such expenses.

(6)	The 130/30 Funds’ net expense ratio excludes dividend expense on securities sold short and the gross expense ratio includes dividend expense on securities sold short of 1.74%, 1.03% and 0.66% for the International Equity 130/30 Fund, Real Estate 130/30 Fund and U.S. Equity 130/30 Fund, respectively.

(a)	Per share data calculated using average shares outstanding method.

(b)	The Large Cap Core Equity Fund, Large Cap Quantitative Equity Fund, Mid-Cap Value Equity Fund and Small Cap Growth Stock Fund include per share distributions from tax return of capital of $—, $—, $(0.05) and $(0.11), respectively.

(c)	Ratio reflects the impact of the initial low level of average net assets associated with commencement of operations.

*	Includes redemption fees of $0.01.

**	Includes return of capital of $0.03.

#	The Fund had a voluntary reimbursement by the Investment Adviser and affiliates that had no effect on total returns for the period.

##	The Fund’s total return includes the effect of an asset valuation adjustment as of March 31, 2006. Excluding this effect, total return would have been 27.08% and 26.21% for the A Shares and C Shares respectively. There was no effect to the total return in I Shares.

†	Net Investment Income (Loss), Net Realized and Unrealized Gains (Losses) on Investments and the Ratio of Net Investment Income (Loss) to Average Net Assets have been adjusted due to the reclassification of short-term gains from Net Investment Income to Net Realized and Unrealized Gains (Losses) on Investments.

Amounts designated as “—” are $0 or have been rounded to $0.

132

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RIDGEWORTH FUNDS  March 31, 2008

1.	Organization

The RidgeWorth Funds (the STI Classic Funds changed its name to RidgeWorth Funds effective March 31, 2008) was organized as a Massachusetts business trust under a Declaration of Trust dated January 15, 1992. The Trust is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-end management investment company offering 52 funds as of March 31, 2008. The Trust is authorized to issue an unlimited number of shares without par value. The financial statements presented herein are those of the Aggressive Growth Stock Fund, Emerging Growth Stock Fund, International Equity 130/30 Fund, International Equity Fund, International Equity Index Fund, Large Cap Core Equity Fund (formerly Large Cap Relative Value Fund), Large Cap Growth Stock Fund (formerly Capital Appreciation Fund), Large Cap Quantitative Equity Fund, Large Cap Value Equity Fund, Mid-Cap Core Equity Fund (formerly the Mid-Cap Equity Fund), Mid-Cap Value Equity Fund, Real Estate 130/30 Fund, Select Large Cap Growth Stock Fund, Small Cap Growth Stock Fund, Small Cap Value Equity Fund, U.S. Equity 130/30 Fund, Life Vision Aggressive Growth Fund, Life Vision Conservative Fund, Life Vision Growth and Income Fund, Life Vision Moderate Growth Fund, Life Vision Target Date 2015 Fund, Life Vision Target Date 2025 Fund and Life Vision Target Date 2035 Fund (each a “Fund” and collectively the “Funds”). The financial statements of the remaining funds are presented separately. The Funds may offer the following share classes: I Shares, A Shares and C Shares. In addition, the Life Vision Aggressive Growth Fund, Life Vision Conservative Fund, Life Vision Growth and Income Fund and Life Vision Moderate Growth Fund may offer B Shares. The Funds’ prospectuses provide a description of each Fund’s investment objectives, policies and strategies.

The assets of each Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. Each class of shares has identical rights and privileges except with respect to the fees paid under the Distribution and Service Plans, voting rights on matters affecting a single class of shares and sales charges. The A Shares of the Funds (except Life Vision Conservative Fund) have a maximum sales charge on purchases of 5.75% as a percentage of original purchase price. Life Vision Conservative Fund A Shares have a maximum sales charge on purchases of 4.75% as a percentage of original purchase price. Certain purchases of A Shares will not be subject to a front-end sales charge but will be subject to a contingent deferred sales charge (CDSC) of 1.00% if redeemed within one year of purchase. The C Shares have a maximum CDSC of 1.00% as a percentage of either the original purchase price or the next calculated price after the Funds receive the redemption request, whichever is less, if redeemed within one year of purchase. The B Shares will not be subject to a sales charge but will be subject to the maximum applicable CDSC, ranging from 5.00% to 1.00%, as a percentage of original purchase price if redeemed within five years of purchase.

Effective August 1, 2005, investors are not permitted to make new purchases of Class B Shares, except through dividend or distribution reinvestments in Class B Shares and exchanges of Class B Shares of a Fund for Class B Shares of another Fund.

Effective April 30, 2004, the Small Cap Value Equity Fund was closed to new investors.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust. However, based on experience, the Trust expects that risk of loss to be remote.

2.	Reorganization

Life Vision Moderate Growth Fund — The Trust entered into a plan of reorganization on the behalf of the Balanced Fund and the Life Vision Moderate Growth Fund that provided for (i) the acquisition by the Life Vision Moderate Growth Fund of all of the net assets of the Balanced Fund in exchange for I Shares,

133

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RIDGEWORTH FUNDS  March 31, 2008

A Shares, and C Shares of the Life Vision Moderate Growth Fund, (ii) the distribution of such shares to the shareholders of the Balanced Fund and (iii) the dissolution of the Balanced Fund. The reorganization was approved by the Board of Trustees (the “Board”) on November 14, 2006 and was completed on February 28, 2007. The following is a summary of shares outstanding, net assets and net asset value per share issued immediately before and after the reorganization:

	Before Reorganization		After Reorganization
		Life Vision	Life Vision
		Moderate	Moderate
	Balanced Fund	Growth Fund	Growth Fund

Shares	6,599,362	16,050,580	21,610,264
Net Assets	$60,087,436	$173,582,176	$233,669,612
Net Asset Value:
I Shares	$9.14	$10.81	$10.81
A Shares	$9.20	$10.81	$10.81
C Shares	$9.04	$10.80	$10.80

3. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. The actual results could differ from these estimates.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00 p.m. Eastern Time if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. The prices for foreign securities are reported in local currency and converted to U.S. dollars at the exchange rate of such currencies against the U.S. dollar, as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time), as provided by an independent pricing service approved by the Board. If a security price cannot be obtained from an independent, third-party pricing agent, the Funds’ accounting agent shall seek to obtain a bid price from at least one independent broker. Investments in other investment companies are valued at their respective net asset value.

Securities for which market prices are not “readily available” are valued in accordance with Pricing and Valuation Procedures established by the Board. The Funds’ Pricing and Valuation Procedures will be performed and monitored by a Valuation Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate a security be valued using the Pricing and Valuation Procedures include, but are not limited to: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security’s primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Pricing and Valuation Procedures, the Committee determines the value after taking into consideration relevant information reasonably available to the Committee.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which a Fund calculates its

134

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RIDGEWORTH FUNDS  March 31, 2008

net asset value. The closing prices of such securities may no longer reflect their market value at the time the Fund calculates net asset value if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last close and the time that the Fund calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If the investment adviser or subadviser of a Fund becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund calculates net asset value, it shall immediately notify the Fund’s accounting agent and may preauthorize the Fund’s accounting agent to utilize a pricing service authorized by the Board (a “Fair Value Pricing Service”) that has been designed to determine a fair value. On a day when a Fair Value Pricing Service is so utilized pursuant to a preauthorization, the Committee need not meet. If the investment adviser or subadviser does not pre-authorize the Fund’s accounting agent to utilize a Fair Value Pricing Service, the investment adviser or subadviser will request that a Committee Meeting be called. In addition, the Funds’ accounting agent monitors price movements among certain selected indices, securities and/or groups of securities that may be an indicator that the closing prices received earlier from foreign exchanges or markets may not reflect market value at the time the Fund calculates net asset value. If price movements in a monitored index or security exceed levels established by the Funds (“Trigger Points”), the Funds may use a systematic valuation model provided by a Fair Value Pricing Service to fair value their international equity securities.

The assets of the Life Vision Aggressive Growth Fund, Life Vision Conservative Fund, Life Vision Growth and Income Fund, Life Vision Moderate Growth Fund, Life Vision Target Date 2015 Fund, Life Vision Target Date 2025 Fund and Life Vision Target Date 2035 Fund (the “Life Vision Funds”) consist of investments in underlying investment companies (some of which are affiliated), which are valued at their respective daily net asset values. Recognition of net investment income by the Life Vision Funds is affected by the timing of the declaration of dividends by the underlying securities in which the Life Vision Funds invest. Also, in addition to the Life Vision Funds’ direct expenses, shareholders bear a proportionate share of the underlying funds’ expenses.

Security Transactions and Investment Income — During the period, security transactions are accounted for no later than one business day following the trade date. For financial reporting purposes, however, security transactions are accounted for on trade date on the last business day of the reporting period. Interest income is recognized on an accrual basis and includes amortization or accretion of a premium or discount. Costs used in determining net realized gains and losses on the sales of investment securities are those of the specific securities sold, adjusted for the accretion or amortization of purchase discounts or premiums during the respective holding period. Dividend income is recorded on the ex-dividend date.

Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: (i) market value of investment securities, other assets and liabilities at the current rate of exchange; and (ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions. The Funds do not isolate the portion of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currency contracts.

Forward Foreign Currency Contracts — Each Fund may enter into forward foreign currency contracts as hedges against either specific transactions, fund positions or anticipated fund positions. All commitments are “marked-to-market” daily at the applicable foreign exchange rate and any resulting unrealized gains or losses are recorded currently. The Funds realize gains and losses at the time forward contracts are extinguished. Unrealized gains or losses on outstanding positions in forward foreign currency contracts held at the close of the fiscal year are recognized as ordinary income or

135

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RIDGEWORTH FUNDS  March 31, 2008

loss for Federal income tax purposes. The Funds could be exposed to risk if a counterparty is unable to meet the terms of a forward foreign currency contract or if the value of the foreign currency changes unfavorably. As of March 31, 2008, none of the Funds had outstanding forward foreign currency contracts.

Securities Lending — Each Fund (except the Life Vision Funds) may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Trust’s Board. These loans may not exceed either (i) 50% of the sum of the market value of all securities of the Fund and the market value of securities purchased with cash collateral or (ii) 33.33% of the total market value of all securities of the Fund. No Fund will lend portfolio securities to its investment adviser, subadviser, or its affiliates unless it has applied for and received specific authority to do so from the Securities and Exchange Commission. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. government securities. The initial value of the collateral must be at least 102% of the market value of the securities loaned, if the securities loaned are U.S. securities (105% for non-U.S. securities); and maintained in an amount equal to at least 102% (103% for non-U.S. securities) thereafter. However, due to market fluctuations during the day, the value of securities loaned on a particular day may, during the course of the day, exceed the value of collateral. On each business day, the amount of collateral is adjusted based on the prior day’s market fluctuations and the current day’s lending activity. Income from lending activity is determined by the amount of interest earned on collateral, less any amounts payable to the borrowers of the securities and the lending agent. Lending securities involves certain risks, including the risk that the Fund may be delayed or prevented from recovering the collateral if the borrower fails to return the securities.

A fee will be obtained from the borrower if letters of credit or U.S. government securities are used as collateral. Cash collateral received in connection with securities lending is invested in the Credit Suisse Enhanced Liquidity Fund (the “Portfolio”). This investment may consist of money market mutual funds registered under the 1940 Act and money market instruments including commercial paper, repurchase agreements, U.S. Treasury Bills and U.S. Agency Obligations. At March 31, 2008, the Portfolio was invested in asset backed securities, commercial paper, corporate bonds, money market mutual funds and repurchase agreements (with interest rates ranging from 2.250% to 4.655% and maturity dates ranging from 04/01/2008 to 03/12/2010.

The Funds paid securities lending fees during the period ended March 31, 2008, which have been netted against Income from Securities Lending on the Statements of Operations. These fees are presented below (in thousands):

Fees($)

Aggressive Growth Stock Fund	75
Emerging Growth Stock Fund	46
International Equity Fund	315
International Equity Index Fund	368
Large Cap Core Equity Fund	144
Large Cap Growth Stock Fund	120
Large Cap Value Equity Fund	134
Mid-Cap Core Equity Fund	46
Mid-Cap Value Equity Fund	55
Select Large Cap Growth Stock Fund	11
Small Cap Growth Stock Fund	262
Small Cap Value Equity Fund	158

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RIDGEWORTH FUNDS  March 31, 2008

Repurchase Agreements — The Funds may purchase instruments from financial institutions, such as banks and broker-dealers, subject to the seller’s agreement to repurchase them at an agreed upon time and price (“repurchase agreement”). A third party custodian bank takes possession of the underlying securities (“collateral”) of a repurchase agreement, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. In the event of default on the obligation to repurchase, each Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the repurchase agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

Short Sales — The International Equity 130/30 Fund, Real Estate 130/30 Fund and U.S. Equity 130/30 Fund each engage in short sales (selling securities it does not own) as a part of its normal investment activities. Dividends declared on short positions existing on the record date are recorded on the ex-dividend date as an expense on the Statement of Operations. Liabilities for securities sold short are reported at market value in the financial statements. Fluctuations in the value of this liability are recorded as unrealized gains or losses on the Statement of Operations. Short sale transactions result in off-balance sheet risk because the ultimate obligation may exceed the amount shown in the accompanying statement of assets and liabilities. The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the price of the security declines between those dates. Short selling involves the risk of potentially unlimited increase in the market value of the security sold short, which could result in potentially unlimited loss for the Fund.

Compensating Balances — If a Fund has a cash overdraft in excess of $100,000 it is required to deposit an amount equal to 110% of the overdraft in a compensating balance account with its custodian, SunTrust Bank, a wholly owned subsidiary of SunTrust Banks, Inc., on the following business day. If a Fund has a positive cash balance in excess of $100,000 it is allowed to overdraw an amount equal to 90% of the balance from SunTrust Bank on the following business day. All such deposits to, and overdrafts from, the compensating balance account are non-interest bearing and are for a duration of one business day. The International Equity 130/30 Fund, International Equity Fund, International Equity Index Fund, Real Estate 130/30 Fund and U.S. Equity 130/30 Fund do not have a compensating balance arrangement with their custodian, Brown Brothers Harriman & Co.

Expenses — Expenses that are directly related to a specific Fund are charged to that Fund. Class specific expenses, such as distribution fees, if any, are borne by that class. Other operating expenses of the Trust are pro-rated to the Funds on the basis of relative net assets or another appropriate basis. Expenses attributable to the Trust and the RidgeWorth Variable Trust (the STI Classic Variable Trust changed its name to RidgeWorth Variable Trust effective May 1, 2008) (collectively, the “RidgeWorth Complex”) are allocated across the RidgeWorth Complex based upon relative net assets or another appropriate basis.

Classes — Income, non-class specific expenses and realized/unrealized gains and losses are allocated to the respective classes within a Fund on the basis of the relative daily net assets.

Dividends and Distributions to Shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid each calendar quarter by the Funds, except for the International Equity 130/30 Fund, International Equity Fund, International Equity Index Fund, Real Estate 130/30 Fund and U.S. Equity 130/30 Fund, which distribute income annually. Any net realized capital gains on sales of securities are distributed to shareholders at least annually. However, to the extent that net realized capital gains can be offset by capital loss carryovers, such gains will not be distributed.

Redemption Fees — Prior to November 20, 2006 for all Funds other that the International Equity and International Equity Index Funds, and prior to August 1, 2007 for the International Equity and

137

NOTES TO FINANCIAL STATEMENTS (continued)
RIDGEWORTH FUNDS  March 31, 2008

International Equity Index Funds, a redemption fee of 2% of the value of the shares sold was imposed on shares redeemed within seven days of purchase (60 days or less for the International Equity and International Equity Index Funds) unless the redemption was excluded under the Funds’ Redemption Fee Policy. On November 20, 2006, the Redemption Fee Policy was removed from all Funds except for the International Equity and International Equity Index Funds. On August 1, 2007, the Redemption Fee Policy was removed from the International Equity and International Equity Index Funds. For financial statement purposes, these amounts are recorded as an addition to paid-in capital and are included in the Statements of Changes in Net Assets within “Change in Net Assets from Capital Transactions”. Fees for the Funds during the years ended March 31, 2008 and March 31, 2007 were as follows:

	Year Ended	Year Ended
	03/31/08($)	3/31/07($)

Aggressive Growth Stock Fund	—	266
Emerging Growth Stock Fund	—	1
International Equity Fund	3,035	26,327
International Equity Index Fund	1,463	50,088
Large Cap Core Equity Fund	—	3,599
Large Cap Growth Stock Fund	—	953
Large Cap Quantitative Equity Fund	—	105
Large Cap Value Equity Fund	—	6
Mid-Cap Core Equity Fund	—	2,007
Mid-Cap Value Equity Fund	—	1,118
Select Large Cap Growth Stock Fund	—	6
Small Cap Growth Stock Fund	—	23,750
Small Cap Value Equity Fund	—	462
Life Vision Conservative Fund	—	55
Life Vision Growth and Income Fund	—	276

Amounts designated as “‘—” are $0.

New Accounting Pronouncements — In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157 (“SFAS No. 157”), “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to GAAP from the application of this Statement relate to the definition of fair value, the methods used to measure fair value and expanded disclosures about fair value measurements. As of March 31, 2008, the Funds do not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

Federal Income Taxes — It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies as defined in applicable sections of the Internal Revenue Code, and to make distributions from net investment income and from net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Withholding taxes on foreign dividends have been paid or provided for in accordance with each applicable country’s tax rules and rates.

As required, effective September 28, 2007, the Trust adopted FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires

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RIDGEWORTH FUNDS  March 31, 2008

the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is more-likely-than-not (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable), including the recognition of any related interest and penalties as an operating expense. Implementation of FIN 48 included a review of tax positions taken in tax years that remain subject to examination by tax authorities. The Funds are subject to federal and various state jurisdictions for income tax purposes. While the statute of limitations remains open to examine the Funds’ U.S. tax returns filed for the past four fiscal years, no examinations are in progress or anticipated at this time. The adoption of FIN 48 did not impact the Trust’s net assets or results of operations.

The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (i.e., foreign currency transactions and return of capital on securities), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

4.	Agreements and Other Transactions with Affiliates

Investment Advisory Agreement — The Trust and RidgeWorth Capital Management, Inc. (Trusco Capital Management, Inc. changed its name to RidgeWorth Capital Management, Inc. effective March 31, 2008) (the “Investment Adviser”), a wholly-owned subsidiary of SunTrust Banks, Inc., have entered into an investment advisory agreement. Zevenbergen Capital Investments LLC serves as the Sub-Adviser for the Aggressive Growth Stock Fund and Emerging Growth Stock Fund.

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NOTES TO FINANCIAL STATEMENTS (continued)
RIDGEWORTH FUNDS  March 31, 2008

Under the terms of the agreement, the Funds are charged annual advisory fees, which are computed daily and paid monthly based upon average daily net assets. Breakpoints are used in computing the overall annual advisory fee. The maximum annual advisory fee is charged on average daily net assets of each Fund up to $500 million. A discount of 5% applies on the next $500 million, and a discount of 10% applies on amounts over $1 billion. Fee rates for the period ended March 31, 2008 were as follows:

	Maximum	Discounted		Net
	Annual	Annual	Advisory Fees	Annual
	Advisory	Advisory	Waived or	Fees
	Fee(%)	Fee(%)	Reimbursed(%)	Paid(%)

Aggressive Growth Stock Fund*	1.10	1.10	—	1.10
Emerging Growth Stock Fund*	1.10	1.10	—	1.10
International Equity 130/30 Fund	1.25	1.25	(4.13)	—
International Equity Fund	1.15	1.11	—	1.11
International Equity Index Fund	0.50	0.49	—	0.49
Large Cap Core Fund	0.85	0.81	—	0.81
Large Cap Growth Stock Fund	0.97	0.95	—	0.95
Large Cap Quantitative Equity Fund	0.85	0.85	—	0.85
Large Cap Value Equity Fund	0.80	0.78	—	0.78
Mid-Cap Core Equity Fund	1.00	1.00	—	1.00
Mid-Cap Value Equity Fund	1.00	1.00	—	1.00
Real Estate 130/30 Fund	1.25	1.25	(0.87)	0.38
Select Large Cap Growth Stock Fund	0.85	0.85	—	0.85
Small Cap Growth Stock Fund	1.15	1.14	—	1.14
Small Cap Value Equity Fund	1.15	1.14	—	1.14
U.S. Equity 130/30 Fund	1.10	1.10	(1.60)	—
Life Vision Aggressive Growth Fund	0.10	0.10	(0.01)	0.09
Life Vision Conservative Fund	0.10	0.10	(0.10)	—
Life Vision Growth and Income Fund	0.10	0.10	—	0.10
Life Vision Moderate Growth Fund	0.10	0.10	—	0.10
Life Vision Target Date 2015 Fund	0.10	0.10	(0.74)	—
Life Vision Target Date 2025 Fund	0.10	0.10	(0.25)	—
Life Vision Target Date 2035 Fund	0.10	0.10	(0.79)	—

*	Aggregate annual fees paid to the Investment Adviser, who pays Zevenbergen Capital Investments LLC a portion of the fees to serve as the Fund’s Sub-Adviser.

Amounts designated as “—” are $0 or have been rounded to $0.

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RIDGEWORTH FUNDS  March 31, 2008

The Investment Adviser and the applicable subadviser have contractually agreed, until at least August 1, 2008 to waive fees and/or reimburse each Fund to the extent necessary to maintain each Fund’s Total Operating Expense (excluding taxes, brokerage commissions, substitute dividend expenses on securities sold short, extraordinary expenses and indirect expenses attributable to the Fund’s investment in other funds), expressed as a percentage of average daily net assets, as noted below:

		Total
		Operating
		Expense(%)

International Equity 130/30 Fund	I Shares	1.55
Real Estate 130/30 Fund	I Shares	1.45
Select Large Cap Growth Stock Fund	I Shares	0.95
Select Large Cap Growth Stock Fund	A Shares	1.25
Select Large Cap Growth Stock Fund	C Shares	1.95
U.S. Equity 130/30 Fund	I Shares	1.30
Life Vision Aggressive Growth Fund	I Shares	0.20
Life Vision Aggressive Growth Fund	A Shares	0.50
Life Vision Aggressive Growth Fund	B Shares	0.95
Life Vision Aggressive Growth Fund	C Shares	1.20
Life Vision Conservative Fund	I Shares	0.20
Life Vision Conservative Fund	A Shares	0.50
Life Vision Conservative Fund	B Shares	0.95
Life Vision Conservative Fund	C Shares	1.20
Life Vision Growth and Income Fund	I Shares	0.20
Life Vision Growth and Income Fund	A Shares	0.50
Life Vision Growth and Income Fund	B Shares	0.95
Life Vision Growth and Income Fund	C Shares	1.20
Life Vision Moderate Growth Fund	I Shares	0.20
Life Vision Moderate Growth Fund	A Shares	0.50
Life Vision Moderate Growth Fund	B Shares	0.95
Life Vision Moderate Growth Fund	C Shares	1.20
Life Vision Target Date 2015 Fund	I Shares	0.20
Life Vision Target Date 2015 Fund	A Shares	0.50
Life Vision Target Date 2025 Fund	I Shares	0.20
Life Vision Target Date 2025 Fund	A Shares	0.50
Life Vision Target Date 2035 Fund	I Shares	0.20
Life Vision Target Date 2035 Fund	A Shares	0.50

141

NOTES TO FINANCIAL STATEMENTS (continued)
RIDGEWORTH FUNDS  March 31, 2008

Under the Expense Limitation Agreements, the Investment Adviser may retain the difference between the Total Operating Expense identified above and the actual total expense to recapture any of its prior contractual waivers or reimbursements at a date not to exceed three years from the date of the corresponding Expense Limitation Agreement. Such repayments shall be made monthly, but only to the extent that such repayments would not cause the annualized total expense ratio to exceed the Total Operating Expense in place at that time. During the year ended March 31, 2008, the Investment Adviser did not recapture any of its prior contractual waivers or reimbursements. The Investment Adviser does not intend to recapture such amounts. As of March 31, 2008, the cumulative potential reimbursement based on reimbursements within three years from the date of the corresponding Expense Limitation Agreement after reduced by amounts forfeited during the current fiscal year are as follows (in thousands):

Amount($)

International Equity 130/30 Fund	48
Real Estate 130/30 Fund	11
U.S. Equity 130/30 Fund	19
Life Vision Conservative Fund	40
Life Vision Target Date 2015 Fund	53
Life Vision Target Date 2025 Fund	47
Life Vision Target Date 2035 Fund	50

During the year ended March 31, 2008, the Investment Adviser also voluntarily waived fees in certain Funds in order to maintain a more competitive expense ratio for shareholders. These voluntary waivers are not available to be recouped by the Investment Adviser in subsequent years.

Administration, Fund Accounting and Transfer Agency Agreement — The Trust has entered into a Master Services Agreement with Citi Fund Services Ohio, Inc. (formerly BISYS Fund Services Ohio, Inc) (the “Administrator”), under which the Administrator provides administrative, fund accounting, transfer agent and shareholder services for an annual fee, calculated and paid monthly, (expressed as a percentage of the combined average daily net assets of the RidgeWorth Complex) of: 0.0275% up to $25 billion, 0.0225% on the next $5 billion and 0.0175% for over $30 billion plus an additional class fee of $2,798 per class annually, applicable to each additional class of shares over 145 classes of shares.

The Master Services Agreement provides for the Administrator to pay certain insurance premiums for the RidgeWorth Complex, including $300,000 towards the premium for Directors and Officers Liability/Errors and Omissions insurance coverage, and $25,000 towards the premium for Fidelity Bond coverage. The Administrator has also agreed, under the terms of the Master Services Agreement, to pay certain legal expenses for the benefit of the RidgeWorth Complex relating to administrative service matters. The Master Services Agreement further provides for the Administrator to waive a portion of its fees for the benefit of shareholders. Such payments and fee waivers are expected to total approximately $400,000 to $650,000 annually, and will not be recouped by the Administrator in subsequent years.

142

NOTES TO FINANCIAL STATEMENTS (continued)
RIDGEWORTH FUNDS  March 31, 2008

Distribution Agreement — The Trust and Foreside Distribution Services, L.P. (the “Distributor”) are parties to a Distribution Agreement. Prior to August 1, 2007, BISYS Fund Services Limited Partnership (“BISYS”) was the distributor for the Funds under a distribution agreement between BISYS and the Investment Adviser. The Distributor receives $37,500 annually for its services. In addition, with respect to the A Shares, B Shares and C Shares, the Distributor receives amounts, pursuant to a Distribution and Service Plan, based upon average daily net assets of each respective class, which are computed daily and paid monthly. These fees, expressed as a percentage of average daily net assets, for the period ended March 31, 2008 were as follows:

	Board	Board	Board
	Approved	Approved	Approved
	and Charged	and Charged	and Charged
	A Share	B Share	C Share
	Distribution	Distribution	Distribution
	and Service	and Service	and Service
	Fee(%)	Fee(%)	Fee(%)

Aggressive Growth Stock Fund	0.30	N/A	1.00
Emerging Growth Stock Fund	0.30	N/A	1.00
International Equity 130/30 Fund	0.30	N/A	1.00
International Equity Fund	0.30	N/A	1.00
International Equity Index Fund	0.30	N/A	1.00
Large Cap Core Equity Fund	0.25	N/A	1.00
Large Cap Growth Stock Fund	0.30	N/A	1.00
Large Cap Quantitative Equity Fund	0.25	N/A	1.00
Large Cap Value Equity Fund	0.30	N/A	1.00
Mid-Cap Core Equity Fund	0.30	N/A	1.00
Mid-Cap Value Equity Fund	0.30	N/A	1.00
Real Estate 130/30 Fund	0.30	N/A	1.00
Select Large Cap Growth Stock Fund	0.30	N/A	1.00
Small Cap Growth Stock Fund	0.30	N/A	1.00
Small Cap Value Equity Fund	0.25	N/A	0.25
U.S. Equity 130/30 Fund	0.30	N/A	1.00
Life Vision Aggressive Growth Fund	0.30	0.75	1.00
Life Vision Conservative Fund	0.30	0.75	1.00
Life Vision Growth and Income Fund	0.30	0.75	1.00
Life Vision Moderate Growth Fund	0.30	0.75	1.00
Life Vision Target Date 2015 Fund	0.30	N/A	N/A
Life Vision Target Date 2025 Fund	0.30	N/A	N/A
Life Vision Target Date 2035 Fund	0.30	N/A	N/A

Custodian Agreements — SunTrust Bank acts as custodian for the Funds, except for the International Equity 130/30 Fund, International Equity Fund, International Equity Index Fund, Real Estate 130/30 Fund and U.S. Equity 130/30 Fund, which have appointed Brown Brothers Harriman & Co. as custodian. The Funds pay custody fees on the basis of their respective net assets and transaction costs.

143

NOTES TO FINANCIAL STATEMENTS (continued)
RIDGEWORTH FUNDS  March 31, 2008

Other — Certain officers of the RidgeWorth Complex are also employees of the Investment Adviser and/or the Administrator. Such officers receive no fees from the Trust for serving as officers of the Trust. Each of the trustees receives an annual retainer fee and an additional fee for each meeting attended plus reimbursement for certain expenses incurred. Trustees receive an additional fee for attendance at committee meetings. The current retainer and meeting fees are as follows:

	Chairman($)	Trustee($)

Annual Retainer	75,000	60,000
Regular Meeting Fee	8,750	7,000
Special Meeting Fee	4,375	3,500
Committee Meeting Fee	4,500	3,000

Prior to November 13, 2007, the retainer and meeting fees were as follows:

	Chairman($)	Trustee($)

Annual Retainer	55,000	44,000
Regular Meeting Fee	10,000	8,000
Special Meeting Fee	5,000	4,000
Committee Meeting Fee	4,500	3,000

The Trust approved a deferred compensation plan for its trustees, effective January 1, 2007. Under that plan, a trustee may elect to defer all or a portion of his or her compensation. Amounts deferred are retained by the Trust, and the value of such deferred amounts is determined by reference to the change in value of Class I Shares of one or more series of the RidgeWorth Funds as specified by the trustee. Benefits under the deferred compensation plan are payable upon retirement. As of March 31, 2008, under the deferred compensation plan, the trust had a deferred liability of approximately $147,654. On May 20, 2008, the Board approved the termination of the deferred compensation plan.

The Investment Adviser provides services to the RidgeWorth Complex to ensure compliance with applicable laws and regulations. The Investment Adviser has designated a dedicated compliance staff and an employee to serve as Chief Compliance Officer. The Investment Adviser receives an annual fee totaling $475,000 for these services. In addition, the Administrator provides an employee and staff to assist the Chief Compliance Officer for the RidgeWorth Complex, including providing certain related services, and receives an annual fee of $156,750 for providing these services. The fees above are allocated based on average daily net assets of the RidgeWorth Complex and are reflected on the Statements of Operations as “Compliance Services Fees”.

The Trust has entered into an agreement with SunTrust Robinson Humphrey, Inc., which is a registered broker-dealer and a direct non-bank subsidiary of SunTrust Banks, Inc., to act as an agent in placing repurchase agreements for the Trust. For the period ended March 31, 2008, SunTrust Robinson Humphrey, Inc. did not receive any payments from the Funds.

144

NOTES TO FINANCIAL STATEMENTS (continued)
RIDGEWORTH FUNDS  March 31, 2008

5.	Investment Transactions

The cost of security purchases and the proceeds from sales and maturities of securities, excluding securities maturing less than one year from acquisition and U.S. government securities, for the period ended March 31, 2008 were as follows (in thousands):

		Sales and
	Purchases($)	Maturities($)

Aggressive Growth Stock Fund	200,947	211,655
Emerging Growth Stock Fund	158,675	148,114
International Equity 130/30 Fund	10,536	5,541
International Equity Fund	1,673,017	1,680,289
International Equity Index Fund	179,289	128,048
Large Cap Core Equity Fund	1,233,936	1,435,063
Large Cap Growth Stock Fund	936,173	1,489,923
Large Cap Quantitative Equity Fund	1,110,131	1,167,406
Large Cap Value Equity Fund	1,273,474	1,210,177
Mid-Cap Core Equity Fund	168,418	297,085
Mid-Cap Value Equity Fund	649,530	638,518
Real Estate 130/30 Fund	8,188	3,159
Select Large Cap Growth Stock Fund	78,317	90,860
Small Cap Growth Stock Fund	849,224	1,203,490
Small Cap Value Equity Fund	468,709	629,847
U.S. Equity 130/30 Fund	9,061	4,061
Life Vision Aggressive Growth Fund	22,012	43,952
Life Vision Conservative Fund	6,788	4,762
Life Vision Growth and Income Fund	56,821	94,812
Life Vision Moderate Growth Fund	83,689	127,472
Life Vision Target Date 2015 Fund	6,779	5,294
Life Vision Target Date 2025 Fund	5,472	3,673
Life Vision Target Date 2035 Fund	3,020	1,089

145

NOTES TO FINANCIAL STATEMENTS (continued)
RIDGEWORTH FUNDS  March 31, 2008

6. Federal Tax Information

At March 31, 2008, the total cost of securities and the net realized gains or losses on securities sold for federal income tax purposes were different from amounts reported for financial reporting purposes. These differences were generally due to losses on wash sales, which cannot be used for Federal income tax purposes in the current year and have been deferred for use in future years. The Federal tax cost and aggregate gross unrealized appreciation and depreciation for securities held by the Funds at March 31, 2008 were as follows (in thousands):

				Net Tax Unrealized
		Tax Unrealized	Tax Unrealized	Appreciation/
	Tax Cost($)	Appreciation($)	(Depreciation)($)	(Depreciation)($)

Aggressive Growth Stock Fund	363,047	61,428	(39,825)	21,603
Emerging Growth Stock Fund	162,715	13,435	(17,807)	(4,372)
International Equity 130/30 Fund	3,525	141	(406)	(265)
International Equity Fund	1,077,603	139,620	(42,517)	97,103
International Equity Index Fund	812,744	309,056	(29,075)	279,981
Large Cap Core Equity Fund	1,401,035	200,908	(73,952)	126,956
Large Cap Growth Stock Fund	856,643	90,979	(23,575)	67,404
Large Cap Quantitative Equity Fund	242,624	6,802	(10,790)	(3,988)
Large Cap Value Equity Fund	1,169,229	72,077	(84,394)	(12,317)
Mid-Cap Core Equity Fund	274,491	28,096	(11,353)	16,743
Mid-Cap Value Equity Fund	362,596	202	(25,124)	(24,922)
Real Estate 130/30 Fund	5,081	343	(279)	64
Select Large Cap Growth Stock Fund	146,978	15,660	(5,079)	10,581
Small Cap Growth Stock Fund	733,901	68,751	(38,736)	30,015
Small Cap Value Equity Fund	728,376	44,507	(79,045)	(34,538)
U.S. Equity 130/30 Fund	4,830	79	(534)	(455)
Life Vision Aggressive Growth Fund	35,868	2,830	(848)	1,982
Life Vision Conservative Fund	11,562	81	(85)	(4)
Life Vision Growth and Income Fund	90,266	5,878	(1,524)	4,354
Life Vision Moderate Growth Fund	184,680	5,182	(2,664)	2,518
Life Vision Target Date 2015 Fund	3,526	—	(358)	(358)
Life Vision Target Date 2025 Fund	6,528	—	(709)	(709)
Life Vision Target Date 2035 Fund	3,240	—	(310)	(310)

Amounts designated as “—” are $0 or have been rounded to $0.

146

NOTES TO FINANCIAL STATEMENTS (continued)
RIDGEWORTH FUNDS  March 31, 2008

The tax character of distributions paid to shareholders during the year ended March 31, 2008 was as follows (in thousands):

	Distributions Paid From
	Net	Net Long		Total
	Investment	Term Capital	Return of	Distributions
	Income($)	Gains($)	Capital	Paid($)*

Aggressive Growth Stock Fund	—	10,377	—	10,377
Emerging Growth Stock Fund	7,505	4,949	—	12,454
International Equity Fund	47,522	140,332	—	187,854
International Equity Index Fund	27,328	—	—	27,328
Large Cap Core Equity Fund	41,636	126,741	33	168,410
Large Cap Growth Stock Fund	17,744	171,758	—	189,502
Large Cap Quantitative Equity Fund	25,830	5,909	11	31,750
Large Cap Value Equity Fund	85,646	48,500	—	134,146
Mid-Cap Core Equity Fund	10,768	16,027	—	26,795
Mid-Cap Value Equity Fund	48,631	6,221	1,171	56,023
Real Estate 130/30 Fund	34	—	—	34
Select Large Cap Growth Stock Fund	93	—	—	93
Small Cap Growth Stock Fund	52,514	135,932	3,145	191,591
Small Cap Value Equity Fund	43,916	122,055	—	165,971
U.S. Equity 130/30 Fund	6	—	—	6
Life Vision Aggressive Growth Fund	2,669	5,163	—	7,832
Life Vision Conservative Fund	418	102	—	520
Life Vision Growth and Income Fund	5,334	6,199	—	11,533
Life Vision Moderate Growth Fund	9,354	1,367	—	10,721
Life Vision Target Date 2015 Fund	98	22	—	120
Life Vision Target Date 2025 Fund	208	66	—	274
Life Vision Target Date 2035 Fund	61	29	—	90

*	Total distributions paid differ from the Statement of Changes in Net Assets because for tax purposes dividends are recognized when actually paid.

Amounts designated as “—” are $0 or have been rounded to $0.

147

NOTES TO FINANCIAL STATEMENTS (continued)
RIDGEWORTH FUNDS  March 31, 2008

The tax character of distributions paid to shareholders during the period ended March 31, 2007 was as follows (in thousands):

	Distributions Paid From
	Net	Net Long	Total
	Investment	Term Capital	Distributions
	Income($)	Gains($)	Paid($)*

International Equity Fund	18,678	153	18,831
International Equity Index Fund	18,293	—	18,293
Large Cap Core Equity Fund	53,247	83,793	137,040
Large Cap Growth Stock Fund	20,866	39,738	60,604
Large Cap Quantitative Equity Fund	3,062	7,799	10,861
Large Cap Value Equity Fund	14,207	35,813	50,020
Mid-Cap Core Equity Fund	1,714	26,299	28,013
Mid-Cap Value Equity Fund	30,066	14,308	44,374
Select Large Cap Growth Stock Fund	168	—	168
Small Cap Growth Stock Fund	15,457	52,014	67,471
Small Cap Value Equity Fund	46,044	130,494	176,538
Life Vision Aggressive Growth Fund	1,323	1,067	2,390
Life Vision Conservative Fund	378	68	446
Life Vision Growth and Income Fund	3,732	2,608	6,340
Life Vision Moderate Growth Fund	7,147	6,638	13,785
Life Vision Target Date 2015 Fund	30	2	32
Life Vision Target Date 2025 Fund	50	1	51
Life Vision Target Date 2035 Fund	22	4	26

*	Total distributions paid differ from the Statement of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid.

Amounts designated as “—” are $0 or have been rounded to $0.

148

NOTES TO FINANCIAL STATEMENTS (continued)
RIDGEWORTH FUNDS  March 31, 2008

As of March 31, 2008 the components of accumulated earnings (deficit) on a tax basis were as follows (in thousands):

						Total
	Undistributed			Accumulated	Unrealized	Accumulated
	Ordinary	Long Term	Accumulated	Capital and	Appreciation/	Earnings
	Income($)	Capital Gains($)	Earnings($)	Other Losses($)*	(Depreciation)($)**	(Deficit)($)

Aggressive Growth Stock Fund	—	4,919	4,919	(2,232)	21,603	24,290
Emerging Growth Stock Fund	1,204	1,818	3,022	—	(4,372)	(1,350)
International Equity 130/30 Fund	—	—	—	(386)	(265)	(651)
International Equity Fund	1,077	14,300	15,377	—	97,209	112,586
International Equity Index Fund	6,948	—	6,948	(19,211)	279,997	267,734
Large Cap Core Equity Fund	—	—	—	(46,373)	126,956	80,583
Large Cap Growth Stock Fund	—	3,451	3,451	—	67,404	70,855
Large Cap Quantitative Equity Fund	—	—	—	(12,612)	(3,988)	(16,600)
Large Cap Value Equity Fund	240	—	240	(33,578)	(12,317)	(45,655)
Mid-Cap Core Equity Fund		5,818	5,818	—	16,743	22,561
Mid-Cap Value Equity Fund	—	—	—	(21,522)	(24,922)	(46,444)
Real Estate 130/30 Fund	48	27	75	—	64	139
Select Large Cap Growth Stock Fund	—	—	—	(169,985)	10,582	(159,403)
Small Cap Growth Stock Fund	—	—	—	(22,151)	30,015	7,864
Small Cap Value Equity Fund	512	6,683	7,195	—	(34,538)	(27,343)
U.S. Equity 130/30 Fund	2	—	2	(169)	(455)	(622)
Life Vision Aggressive Growth Fund	157	4,177	4,334	—	1,982	6,316
Life Vision Conservative Fund	87	119	206	—	(4)	202
Life Vision Growth and Income Fund	339	8,237	8,576	—	4,354	12,930
Life Vision Moderate Growth Fund	1,648	7,089	8,737	—	2,518	11,255
Life Vision Target Date 2015 Fund	50	78	128	—	(358)	(230)
Life Vision Target Date 2025 Fund	13	249	262	—	(709)	(447)
Life Vision Target Date 2035 Fund	7	94	101	—	(310)	(209)

*	As of the latest tax year end of March 31, 2008, the following Funds had net capital loss carryovers to offset future net capital gains, if any, to the extent provided by the Treasury regulations (in thousands). To the extent that these carryovers are used to offset future gains, it is probable that the gains so offset will not be distributed to shareholders:

	Expires
	2009($)	2010($)		2011($)	2012($)	2013($)

Aggressive Growth Stock Fund	—	1,276	#	—	—	—
International Equity Index Fund	—	—		6,860	9,214	3,137
Select Large Cap Growth Stock Fund	107,189	52,653		9,527	—	—

#	As of March 31, 2008, the Fund had capital loss carryforwards, subject to certain limitations on availability to offset future capital gains, if any, as the successor of a merger.

During the year ended March 31, 2008, the Aggressive Growth Stock Fund, International Equity Index Fund and Select Large Cap Growth Stock Fund utilized $17,547, $26,996 and $7,512 in capital loss carryforwards, respectively (in thousands).

Net Capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year.

The Aggressive Growth Stock Fund, International Equity 130/30 Fund, Large Cap Core Equity Fund, Large Cap Quantitative Equity Fund, Large Cap Value Equity Fund, Mid-Cap Value Equity Fund, Select Large Cap Growth Stock Fund, Small Cap Growth Stock Fund and U.S. Equity 130/30 Fund have incurred and will elect to defer $956, $386, $46,373, $12,612, $33,578, $21,522, $616, $22,150 and $169, respectively, in thousands, in capital and foreign currency losses.

**	The differences between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to: tax deferral of losses on wash sales, the difference between book and tax amortization methods for premium and market discount, the

149

NOTES TO FINANCIAL STATEMENTS (continued)
RIDGEWORTH FUNDS  March 31, 2008

realization for tax purposes of unrealized gains/losses on investments in passive foreign investment companies, and the return of capital adjustments from real estate investment trusts.

Amounts designated as “—” are $0 or have been rounded to $0.

7. Risks

The International Equity 130/30 Fund, International Equity Fund and International Equity Index Fund may invest in securities of foreign issuers in various countries. Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is a possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments, which could adversely affect investments in those countries. Emerging market countries are countries that the World Bank or the United Nations considers to be emerging or developing. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. In addition, the financial stability of issuers, including governments, in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with these Funds’ investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

8. Investment Adviser Reorganization

The Investment Adviser created new wholly owned subsidiaries, which will serve as investment subadvisers (the “Subadvisers”) to certain funds. The Subadvisers are staffed with the same portfolio management teams that previously managed the Funds. The Board has approved Investment Subadvisory Agreements between the Investment Adviser and Subadvisers effective March 31, 2008. The discussion regarding the basis for the Board’s decision is presented in the Annual Approval of Investment Advisory and Subadvisory Agreements found in this annual report.

150

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
RIDGEWORTH FUNDS  March 31, 2008

To the Board of Trustees and Shareholders of
RidgeWorth Funds (formerly STI Classic Funds):

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations, of cash flows, of changes in net assets, and the financial highlights present fairly, in all material respects, the financial position of Aggressive Growth Stock Fund, Emerging Growth Stock Fund, International Equity 130/30 Fund, International Equity Fund, International Equity Index Fund, Large Cap Core Equity Fund (formerly, Large Cap Relative Value Fund), Large Cap Growth Stock Fund (formerly, Capital Appreciation Fund), Large Cap Quantitative Equity Fund, Large Cap Value Equity Fund, Mid-Cap Core Equity Fund (formerly, Mid-Cap Equity Fund), Mid-Cap Value Equity Fund, Real Estate 130/30 Fund, Select Large Cap Growth Stock Fund, Small Cap Growth Stock Fund, Small Cap Value Equity Fund, U.S. Equity 130/30 Fund, Life Vision Aggressive Growth Fund, Life Vision Conservative Fund, Life Vision Growth and Income Fund, Life Vision Moderate Growth Fund, Life Vision Target Date 2015 Fund, Life Vision Target Date 2025 Fund, and Life Vision Target Date 2035 Fund (twenty-three of the fifty-two funds constituting RidgeWorth Funds, hereafter referred to as the “Funds”) at March 31, 2008, and the results of each of their operations, the changes in each of their net assets, the cash flows of International Equity 130/30 Fund, Real Estate 130/30 Fund, and U.S. Equity 130/30 Fund, and each of their financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2008 by correspondence with the custodians and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Columbus, Ohio
May 28, 2008

151

OTHER FEDERAL TAX INFORMATION

For corporate shareholders, the following percentages of the total ordinary income distributions paid by the following Funds during the fiscal year ended March 31, 2008 qualify for the corporate dividends received deductions:

Dividend
Received
Deduction(%)

Emerging Growth Stock Fund	1.54
Large Cap Core Equity Fund	73.99
Large Cap Growth Stock Fund	46.34
Large Cap Quantitative Equity Fund	24.84
Large Cap Value Equity Fund	37.79
Mid-Cap Core Equity Fund	59.62
Mid-Cap Value Equity Fund	12.45
Select Large Cap Growth Stock Fund	100.00
Small Cap Growth Stock Fund	2.10
Small Cap Value Equity Fund	20.19
U.S. Equity 130/30 Fund	100.00
Life Vision Aggressive Growth Fund	11.31
Life Vision Conservative Fund	2.42
Life Vision Growth and Income Fund	7.11
Life Vision Moderate Growth Fund	4.11
Life Vision Target Date 2015 Fund	6.13
Life Vision Target Date 2025 Fund	9.24
Life Vision Target Date 2035 Fund	11.56

In addition, the Funds may elect to pass through foreign taxes paid by the Funds to is shareholders under code 853 of the Internal Revenue Code. For the year ended March 31, 2008, the International Equity Fund and International Equity Index Fund elected to pass through foreign taxes of $3,176 and $3,166, respectively (in thousands).

For the year ended March 31, 2008, the following Funds paid qualified dividend income:

Qualified
Dividend
Income(%)

Emerging Growth Stock Fund	1.48
International Equity Fund	60.59
International Equity Index Fund	34.95
Large Cap Core Equity Fund	78.94
Large Cap Growth Stock Fund	46.57
Large Cap Quantitative Equity Fund	24.65
Large Cap Value Equity Fund	38.08
Mid-Cap Core Equity Fund	54.55
Mid-Cap Value Equity Fund	11.44
Select Large Cap Growth Stock Fund	100.00
Small Cap Growth Stock Fund	1.46
Small Cap Value Equity Fund	25.93
U.S. Equity 130/30 Fund	100.00
Life Vision Aggressive Growth Fund	16.14
Life Vision Conservative Fund	3.63
Life Vision Growth and Income Fund	10.38
Life Vision Moderate Growth Fund	6.28
Life Vision Target Date 2015 Fund	9.36
Life Vision Target Date 2025 Fund	14.10
Life Vision Target Date 2035 Fund	17.52

152

TRUSTEES AND OFFICERS OF THE RIDGEWORTH FUND
RIDGEWORTH FUNDS  March 31, 2008
(Unaudited)

Information pertaining to the trustees of the Trust is set forth below. Trustees who are not deemed to be “interested persons” of the Trust as defined in the 1940 Act are referred to as “Independent Trustees.”

				Number of
Name, Business			Principal	Portfolios in
Address, State of	Position	Term of	Occupation(s)	Fund	Other
Residence and	Held With	Office and Length	During the	Complex	Directorships
Date of Birth	Trust	of Time Served	Past 5 Years	Overseen	Held
INDEPENDENT TRUSTEES:
Jeffrey Biggar 3435 Stelzer Road Columbus, OH 43219 (Ohio) DOB 02/50	Trustee	Indefinite; since January 2007	Retired. Chief Executive Officer and Senior Managing Director, Sterling (National City Corp.) (2002-2006)	57	None

George C. Guynn 3435 Stelzer Road Columbus, OH 43219 (Georgia) DOB 12/42	Trustee	Indefinite; since January 2008	Retired. President (1996-October 2006) and Chief Executive Officer (1995-October 2006) Federal Reserve Bank of Atlanta	57	Genuine Parts Company; Oxford Industries; John Weiland Homes and Neighborhoods

Sidney E. Harris 3435 Stelzer Road Columbus, OH 43219 (Georgia) DOB 07/49	Trustee	Indefinite; since November 2004	Professor (since 1997) and Dean (1997-2004), J. Mack Robinson College of Business, Georgia State University.	57	ServiceMaster Company; Total System Services, Inc.

Warren Y. Jobe 3435 Stelzer Road Columbus, OH 43219 (Georgia) DOB 11/40	Trustee	Indefinite; since November 2004	Retired. Executive Vice President, Georgia Power Company and Senior Vice President, Southern Company (1998-2001)	57	WellPoint, Inc.; UniSource Energy Corp.; HomeBanc Corp.

Connie D. McDaniel 3435 Stelzer Road Columbus, OH 43219 (Georgia) DOB 04/58	Trustee	Indefinite; since May 2005	Vice President Global Finance Transformation (since 2007), Vice President and Controller (1999-2007), The Coca-Cola Company	57	None

Clarence H. Ridley 3435 Stelzer Road Columbus, OH 43219 (Georgia) DOB 06/42	Trustee	Indefinite; since November 2001	Chairman, Haverty Furniture Companies	57	Crawford & Co.; Haverty Furniture Companies

Charles D. Winslow 3435 Stelzer Road Columbus, OH 43219 (Florida) DOB 07/35	Trustee	Indefinite; since November 2004	Retired. Formerly Partner, Accenture (consulting)	57	None

153

TRUSTEES AND OFFICERS OF THE RIDGEWORTH FUNDS (concluded)
RIDGEWORTH FUNDS  March 31, 2008
(Unaudited)

Term of
	Position(s)	Office and
Name, Address and	Held with	Length of	Principal Occupation(s)
Date of Birth	Trust	Time Served	During the Past 5 Years
Officers
Julia Short 50 Hurt Plaza Suite 1400 Atlanta, GA 30303 DOB 11/72	President and Chief Executive Officer	One-year: since July 2007	Managing Director, Product Manager, RidgeWorth Capital Management, Inc. (since 2004); Relationship Manager, SEI Investments (Financial Services) (1994-2004)

Deborah A. Lamb 50 Hurt Plaza Suite 1400 Atlanta, GA 30303 DOB 10/52	Executive Vice President; Assistant Secretary; Chief Compliance Officer	One-year; since September 2004; since November 2003; since August 2004 (respectively)	Chief Compliance Officer, Managing Director, RidgeWorth Capital Management, Inc. (since 2003); President, Investment Industry Consultants, LLC (2000-2003);

Martin R. Dean 3435 Stelzer Road Columbus, OH 43219 DOB 11/63	Treasurer; Chief Financial Officer; Chief Accounting Officer	One-year; since March 2007	Senior Vice President (since January 2008), Financial Administration, Vice President (1994-January 2008) Citi Fund Services Ohio, Inc.

Cynthia J. Surprise 3435 Stelzer Road Columbus, OH 43219 DOB 07/46	Secretary and Chief Legal Officer	One-year; since February 2005	Senior Vice President, Regulatory Administration, Citi Fund Services Ohio, Inc. (since 2004); Director and Counsel, Investors Bank & Trust Company (1999-2004)

Kerry Reilly 3435 Stelzer Road Columbus, OH 43219 DOB 07/65	Assistant Secretary	One-year; since February 2008	Vice President (since January 2008), Counsel (since July 2007), Assistant Counsel (January 2006-June 2007) Legal Services, Citi Fund Services Ohio, Inc.; from June 2004 to May 2005, employee CitiStreet LLC; from June 1987 through October 2001, employee of Fidelity Investments.

The Trust’s Statement of Additional Information includes additional information about the Trust’s trustees and officers. To request your free copy of the Statement of Additional Information, call toll free 1-888-784-3863.

154

ADDITIONAL INFORMATION
RIDGEWORTH FUNDS  March 31, 2008
(Unaudited)

ANNUAL APPROVAL OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS

The continuance of the Trust’s investment advisory agreement with RidgeWorth Capital Management, Inc. (formerly, Trusco Capital Management, Inc.) (the “Adviser”) and subadvisory agreement with Zevenbergen Capital Investments LLC (“ZCI”) must be specifically approved at least annually by (i) the vote of the Trustees or a vote of the shareholders of the Funds and (ii) the vote of a majority of the Trustees who are not parties to the agreements or “interested persons” of any party thereto (the “Independent Trustees”), as defined in the Investment Company Act 1940, cast in person at a meeting called for the purpose of voting on such approval. New subadvisory agreements for the Trust are also subject to such approval initially and annually after their initial term is complete. Each year, the Board of Trustees calls and holds a meeting to decide whether to approve and/or renew the Trust’s agreements for the upcoming year. In preparation for the meeting, the Board requests and reviews a wide variety of information from the Adviser, ZCI, and any potential subadviser. The Trustees use this information, as well as other information that the Adviser, ZCI, and other service providers may submit to the Board, to help them decide whether to approve and/or renew the agreements.

In considering the renewal of the agreements with the Adviser and ZCI this year, and the approval of the proposed subadvisory agreement with Alpha Equity Management LLC (“Alpha”), the Board requested and received material from the Adviser, ZCI, and Alpha in preparation for a special meeting of the Board held on October 23, 2007, and requested and reviewed additional material from the Adviser in preparation for its quarterly meeting held on November 13, 2007, at which it specifically considered the approval or renewal of the agreements. In addition, at a meeting held on February 12, 2008, the Board considered the approval of proposed subadvisory agreements with Ceredex Value Advisors LLC, Certium Asset Management LLC, IronOak Advisors LLC, and Silvant Capital Management LLC (collectively with Alpha and ZCI, the “Subadvisers”), which are new subsidiaries of the Adviser staffed with the same portfolio management teams that have continuously managed the relevant Funds of the Trust.

The material reviewed by the Board in considering the existing and proposed agreements included, among other things, information about: (a) the quality of the Adviser’s and Subadvisers’ investment management and other services; (b) the Adviser’s and Subadvisers’ investment management personnel; (c) the Adviser’s and Subadvisers’ operations and financial condition; (d) the Adviser’s and Subadvisers’ brokerage practices (including any soft dollar arrangements) and investment strategies; (e) the level of the advisory fees that the Adviser and Subadvisers charge the Funds compared with the fees they charge to comparable mutual funds or accounts; (f) the Funds’ overall fees and operating expenses compared with similar mutual funds; (g) the level of the Adviser’s and Subadvisers’ profitability from their Fund-related operations; (h) the Adviser’s and Subadvisers’ compliance systems; (i) the Adviser’s and Subadvisers’ policies and procedures for personal securities transactions; (j) the Adviser’s and Subadvisers’ reputation, expertise and resources in domestic financial markets; and (k) the Funds’ performance compared with similar mutual funds. The Board also received a memorandum from Fund counsel regarding the responsibilities of the Trustees in connection with their consideration of the agreements.

At the meetings, representatives from the Adviser and Subadvisers presented additional oral and written information to the Board to help the Board evaluate the Adviser’s and Subadvisers’ fees and other aspects of the agreements. The Board also considered information presented by the Adviser, Subadvisers, and other service providers at meetings held throughout the year. The Trustees discussed the written materials, oral presentations, and any other information that the Board received, and considered the approval of the agreements in light of this information.

Based on the Board’s deliberations and evaluation of the information it received, the Board, including the Independent Trustees, approved the agreements with the Adviser and Subadvisers, and the selection of the Adviser and Subadvisers, and determined that the compensation under the agreements is fair and

155

ADDITIONAL INFORMATION (continued)
RIDGEWORTH FUNDS  March 31, 2008
(Unaudited)

reasonable in light of the services to be performed. The Board considered the following specific factors, none of which was controlling, and made the following conclusions:

Nature, Extent, and Quality of Services

The Board received and considered information regarding the nature, extent, and quality of services to be provided to the Funds by the Adviser and Subadvisers. In this regard, the Trustees evaluated, among other things, the Adviser’s and Subadvisers’ personnel, experience, track record, and compliance program. The Board considered the background and experience of the Adviser’s and Subadvisers’ senior management and the expertise of, and amount of attention expected to be given to the Funds by, their portfolio management teams. The Board reviewed the qualifications, backgrounds, and responsibilities of the portfolio managers responsible for the day-to-day management of the Funds. The Board also reviewed information pertaining to the Adviser’s and Subadvisers’ organizational structure, senior management, investment operations, and other relevant information. In addition, the Board reviewed the Adviser’s organizational restructuring plan for 2008 and its potential effects on the Funds’ shareholders. The Board concluded that, within the context of its full deliberations, the nature, extent, and quality of the services to be provided to the Funds by the Adviser and Subadvisers supported the approval of the agreements.

Performance

The Board considered the investment performance of each Fund, including any periods of outperformance and underperformance, both on an absolute basis and a comparative basis to indices and other funds within the same investment categories. Specifically, the Board considered each Fund’s performance relative to its peer group and appropriate benchmarks in light of total return, yield, and market trends. As part of this review, the Board considered the composition of the peer group and selection criteria, as well as market risk and shareholder risk expectations. The Board considered the Adviser’s explanations regarding specific performance issues. The Board concluded that, within the context of its full deliberations, the performance of the Funds, the Adviser, and the Subadvisers supported the approval of the agreements.

Fund Expenses

With respect to advisory fees, the Board considered the rate of compensation under the agreements and each Fund’s net operating expense ratio in comparison to those of comparable mutual funds. The Trustees also considered information about average expense ratios of comparable mutual funds in each Fund’s peer group. Finally, the Trustees considered the effect of the Adviser’s and Subadvisers’ waiver and reimbursement of fees and expenses, where applicable, to prevent total expenses from exceeding a specified amount and that, due to these waivers and reimbursements, net operating expenses have been maintained at competitive levels. The Board concluded that, within the context of its full deliberations, the expenses of the Funds are reasonable and supported the approval of the agreements.

Profitability

The Board reviewed information about the profitability of the Funds to the Adviser and Subadvisers and considered whether the level of profitability was reasonable and justified in light of the quality of the services rendered to the Funds and in comparison to other advisory firms. The Board concluded that, within the context of its full deliberations, the profitability of the Adviser and Subadvisers is within the range the Board considered reasonable.

Economies of Scale

The Board considered the existence of economies of scale and whether they were passed along to Fund shareholders through a graduated advisory fee schedule or other means, including any fee and expense waivers and reimbursements by the Adviser and Subadvisers. The Board concluded that, within the context of its full deliberations, the Funds obtain reasonable benefit from economies of scale.

156

ADDITIONAL INFORMATION (continued)
RIDGEWORTH FUNDS  March 31, 2008
(Unaudited)

Expense Examples

As a shareholder of the RidgeWorth Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees; and (2) ongoing costs, including management fees, 12b-1 distribution and/or service fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the RidgeWorth Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2007 through March 31, 2008.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

		Beginning	Ending	Expenses Paid	Expense Ratio
		Account Value	Account Value	During Period*	During Period**
		10/01/07($)	03/31/08($)	10/01/07-03/31/08($)	10/01/07-03/31/08(%)

Aggressive Growth Stock Fund	I Shares	1,000.00	842.20	5.30	1.15
	A Shares	1,000.00	841.10	6.67	1.45
	C Shares	1,000.00	837.80	9.92	2.16
Emerging Growth Stock Fund	I Shares	1,000.00	777.10	5.15	1.16
	A Shares	1,000.00	775.80	6.48	1.46
	C Shares	1,000.00	773.20	9.58	2.16
International Equity 130/30 Fund	I Shares (a)	1,000.00	869.00	3.84	1.55
International Equity Fund	I Shares	1,000.00	871.40	5.66	1.21
	A Shares	1,000.00	869.90	7.06	1.51
	C Shares	1,000.00	867.10	10.32	2.21
International Equity Index Fund	I Shares	1,000.00	901.40	2.80	0.59
	A Shares	1,000.00	900.20	4.23	0.89
	C Shares	1,000.00	896.60	7.59	1.60
Large Cap Core Equity Fund	I Shares	1,000.00	840.30	3.96	0.86
	A Shares	1,000.00	839.20	5.10	1.11
	C Shares	1,000.00	836.10	8.54	1.86
Large Cap Growth Stock Fund	I Shares	1,000.00	891.50	4.73	1.00
	A Shares	1,000.00	889.90	6.14	1.30
	C Shares	1,000.00	886.80	9.48	2.01
Large Cap Quantitative Equity Fund	I Shares	1,000.00	894.50	4.31	0.91
	A Shares	1,000.00	893.80	5.49	1.16
	C Shares	1,000.00	890.40	9.07	1.92
Large Cap Value Equity Fund	I Shares	1,000.00	860.00	3.86	0.83
	A Shares	1,000.00	858.30	5.25	1.13
	C Shares	1,000.00	855.70	8.49	1.83
Mid-Cap Core Equity Fund	I Shares	1,000.00	863.70	4.99	1.07
	A Shares	1,000.00	862.60	6.38	1.37
	C Shares	1,000.00	859.20	9.62	2.07
Mid-Cap Value Equity Fund	I Shares	1,000.00	850.20	4.90	1.06
	A Shares	1,000.00	848.50	6.28	1.36
	C Shares	1,000.00	845.40	9.50	2.06
Real Estate 130/30 Fund	I Shares (a)	1,000.00	1,034.70	3.91	1.45

157

ADDITIONAL INFORMATION (continued)
RIDGEWORTH FUNDS  March 31, 2008
(Unaudited)

		Beginning	Ending	Expenses Paid	Expense Ratio
		Account Value	Account Value	During Period*	During Period**
		10/01/07($)	03/31/08($)	10/01/07-03/31/08($)	10/01/07-03/31/08(%)

Select Large Cap Growth Stock Fund	I Shares	1,000.00	912.50	4.45	0.93
	A Shares	1,000.00	911.30	5.88	1.23
	C Shares	1,000.00	907.80	9.25	1.94
Small Cap Growth Stock Fund	I Shares	1,000.00	834.00	5.55	1.21
	A Shares	1,000.00	833.20	6.92	1.51
	C Shares	1,000.00	830.20	10.11	2.21
Small Cap Value Equity Fund	I Shares	1,000.00	845.00	5.54	1.20
	A Shares	1,000.00	843.70	6.68	1.45
	C Shares	1,000.00	843.90	6.68	1.45
U.S Equity 130/30 Fund	I Shares (a)	1,000.00	876.10	3.23	1.30
Life Vision Aggressive Growth Fund	I Shares	1,000.00	879.90	0.94	0.20
	A Shares	1,000.00	878.80	2.35	0.50
	B Shares	1,000.00	877.10	4.46	0.95
	C Shares	1,000.00	875.60	5.63	1.20
Life Vision Conservative Fund	I Shares	1,000.00	990.30	0.85	0.17
	A Shares	1,000.00	989.20	2.34	0.47
	B Shares	1,000.00	987.00	4.52	0.91
	C Shares	1,000.00	986.20	5.76	1.16
Life Vision Growth and Income Fund	I Shares	1,000.00	915.50	0.81	0.17
	A Shares	1,000.00	913.10	2.25	0.47
	B Shares	1,000.00	911.90	4.40	0.92
	C Shares	1,000.00	910.20	5.59	1.17
Life Vision Moderate Growth Fund	I Shares	1,000.00	948.10	0.88	0.18
	A Shares	1,000.00	947.30	2.34	0.48
	B Shares	1,000.00	945.10	4.52	0.93
	C Shares	1,000.00	943.60	5.73	1.18
Life Vision Target Date 2015	I Shares	1,000.00	892.50	0.80	0.17
	A Shares	1,000.00	890.80	2.22	0.47
Life Vision Target Date 2025	I Shares	1,000.00	881.50	0.89	0.19
	A Shares	1,000.00	880.00	2.30	0.49
Life Vision Target Date 2035	I Shares	1,000.00	880.70	0.80	0.17
	A Shares	1,000.00	879.90	2.16	0.46

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

**	Annualized.

(a)	Information shown reflects values for the period from December 27, 2007 (commencement of operations) to March 31, 2008 and has been calculated using expense ratios and rates of return for the same period.

158

ADDITIONAL INFORMATION (continued)
RIDGEWORTH FUNDS  March 31, 2008
(Unaudited)

Hypothetical Example

The table below provides information about hypothetical account values and hypothetical expenses based on each RidgeWorth Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning	Ending	Expenses Paid	Expense Ratio
		Account Value	Account Value	During Period*	During Period**
		10/01/07($)	03/31/08($)	10/01/07-03/31/08($)	10/01/07-03/31/08(%)

Aggressive Growth Stock Fund	I Shares	1,000.00	1,019.25	5.81	1.15
	A Shares	1,000.00	1,017.75	7.31	1.45
	C Shares	1,000.00	1,014.20	10.88	2.16
Emerging Growth Stock Fund	I Shares	1,000.00	1,019.20	5.86	1.16
	A Shares	1,000.00	1,017.70	7.36	1.46
	C Shares	1,000.00	1,014.20	10.88	2.16
International Equity 130/30 Fund	I Shares	1,000.00	1,017.25	7.82	1.55
International Equity Fund	I Shares	1,000.00	1,018.95	6.11	1.21
	A Shares	1,000.00	1,017.45	7.62	1.51
	C Shares	1,000.00	1,013.95	11.13	2.21
International Equity Index Fund	I Shares	1,000.00	1,022.05	2.98	0.59
	A Shares	1,000.00	1,020.55	4.50	0.89
	C Shares	1,000.00	1,017.00	8.07	1.60
Large Cap Core Equity Fund	I Shares	1,000.00	1,020.70	4.34	0.86
	A Shares	1,000.00	1,019.45	5.60	1.11
	C Shares	1,000.00	1,015.70	9.37	1.86
Large Cap Growth Stock Fund	I Shares	1,000.00	1,020.00	5.05	1.00
	A Shares	1,000.00	1,018.50	6.56	1.30
	C Shares	1,000.00	1,014.95	10.13	2.01
Large Cap Quantitative Equity Fund	I Shares	1,000.00	1,020.45	4.60	0.91
	A Shares	1,000.00	1,019.20	5.86	1.16
	C Shares	1,000.00	1,015.40	9.67	1.92
Large Cap Value Equity Fund	I Shares	1,000.00	1,020.85	4.19	0.83
	A Shares	1,000.00	1,019.35	5.70	1.13
	C Shares	1,000.00	1,015.85	9.22	1.83
Mid-Cap Core Equity Fund	I Shares	1,000.00	1,019.65	5.40	1.07
	A Shares	1,000.00	1,018.15	6.91	1.37
	C Shares	1,000.00	1,014.65	10.43	2.07
Mid-Cap Value Equity Fund	I Shares	1,000.00	1,019.70	5.35	1.06
	A Shares	1,000.00	1,018.20	6.86	1.36
	C Shares	1,000.00	1,014.70	10.38	2.06
Real Estate 130/30 Fund	I Shares	1,000.00	1,017.75	7.31	1.45
Select Large Cap Growth Stock Fund	I Shares	1,000.00	1,020.35	4.70	0.93
	A Shares	1,000.00	1,018.85	6.21	1.23
	C Shares	1,000.00	1,015.30	9.77	1.94

159

ADDITIONAL INFORMATION (continued)
RIDGEWORTH FUNDS  March 31, 2008
(Unaudited)

		Beginning	Ending	Expenses Paid	Expense Ratio
		Account Value	Account Value	During Period*	During Period**
		10/01/07($)	03/31/08($)	10/01/07-03/31/08($)	10/01/07-03/31/08(%)

Small Cap Growth Stock Fund	I Shares	1,000.00	1,018.95	6.11	1.21
	A Shares	1,000.00	1,017.45	7.62	1.51
	C Shares	1,000.00	1,013.95	11.13	2.21
Small Cap Value Equity Fund	I Shares	1,000.00	1,019.00	6.06	1.20
	A Shares	1,000.00	1,017.75	7.31	1.45
	C Shares	1,000.00	1,017.75	7.31	1.45
U.S Equity 130/30 Fund	I Shares	1,000.00	1,018.50	6.56	1.30
Life Vision Aggressive Growth Fund	I Shares	1,000.00	1,024.00	1.01	0.20
	A Shares	1,000.00	1,022.50	2.53	0.50
	B Shares	1,000.00	1,020.25	4.80	0.95
	C Shares	1,000.00	1,019.00	6.06	1.20
Life Vision Conservative Fund	I Shares	1,000.00	1,024.15	0.86	0.17
	A Shares	1,000.00	1,022.65	2.38	0.47
	B Shares	1,000.00	1,020.45	4.60	0.91
	C Shares	1,000.00	1,019.20	5.86	1.16
Life Vision Growth and Income Fund	I Shares	1,000.00	1,024.15	0.86	0.17
	A Shares	1,000.00	1,022.65	2.38	0.47
	B Shares	1,000.00	1,020.40	4.65	0.92
	C Shares	1,000.00	1,019.15	5.91	1.17
Life Vision Moderate Growth Fund	I Shares	1,000.00	1,024.10	0.91	0.18
	A Shares	1,000.00	1,022.60	2.43	0.48
	B Shares	1,000.00	1,020.35	4.70	0.93
	C Shares	1,000.00	1,019.10	5.96	1.18
Life Vision Target Date 2015	I Shares	1,000.00	1,024.15	0.86	0.17
	A Shares	1,000.00	1,022.65	2.38	0.47
Life Vision Target Date 2025	I Shares	1,000.00	1,024.05	0.96	0.19
	A Shares	1,000.00	1,022.55	2.48	0.49
Life Vision Target Date 2035	I Shares	1,000.00	1,024.15	0.86	0.17
	A Shares	1,000.00	1,022.70	2.33	0.46

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

**	Annualized.

160

ADDITIONAL INFORMATION (concluded)
RIDGEWORTH FUNDS  March 31, 2008
(Unaudited)

Special Meeting of Shareholders

A meeting of shareholders of the RidgeWorth Funds, was held on January 20, 2008. At the meeting, shareholders voted and approved the following proposal:

Proposal 1: To consider and vote on the election of members to the Board of Trustees of the Trust.

	# of Shares	% of Outstanding Shares	% of Shares Present

Jeffrey M. Biggar
Affirmative	6,579,428.109	94.343%	95.578%
Withhold	304,420.348	4.365%	4.422%

Total	6,883,848.457	98.708%	100.000%
George C. Guynn
Affirmative	6,587,354.241	94.456%	95.693%
Withhold	296,494.216	4.252%	4.307%

Total	6,883,848.457	98.708%	100.000%
Sidney E. Harris
Affirmative	6,581,214.171	94.368%	95.604%
Withhold	302,634.286	4.340%	4.396%

Total	6,883,848.457	98.708%	100.000%
Warren Y. Jobe
Affirmative	6,580,767.574	94.362%	95.597%
Withhold	303,080.883	4.346%	4.403%

Total	6,883,848.457	98.708%	100.000%
Connie D. McDaniel
Affirmative	6,549,975.936	93.920%	95.150%
Withhold	333,872.521	4.788%	4.850%

Total	6,883,848.457	98.708%	100.000%
Clarence H. Ridley
Affirmative	6,574,080.344	94.266%	95.500%
Withhold	309,768.113	4.442%	4.500%

Total	6,883,848.457	98.708%	100.000%
Charles D. Winslow
Affirmative	6,578,015.208	94.322%	95.557%
Withhold	305,833.249	4.386%	4.443%

Total	6,883,848.457	98.708%	100.000%

Proxy Voting

Information regarding the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-888-784-3863. The information also is included in the Funds’ Statement of Additional Information, which is available on the Funds’ website at www.ridgeworthfunds.com and on the Securities and Exchange Commission’s website at www.sec.gov.

Information relating to how each Fund voted proxies relating to portfolio securities held during the most recent twelve months ended June 30 is available on the Funds’ website at www.ridgeworthfunds.com and on the Securities and Exchange Commission’s website at www.sec.gov.

Portfolio Holdings Information

The Funds file a complete list of their portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available free of charge on the Securities and Exchange Commission’s website at www.sec.gov. You may also review or, for a fee, copy those documents by visiting the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission at 1-202-551-8090.

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Investment Adviser:
RidgeWorth Capital Management, Inc.
This information must be preceded or accompanied by a current prospectus for each Fund described. An investor should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing or sending money. This and other important information about RidgeWorth Funds can be found in the Fund’s prospectus. For additional information, please call 1-888-784-3863, or visit www.ridgeworthfunds.com. Please read the prospectus carefully before investing.
Distributor:
Foreside Distribution Services, L.R
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2008 Annual Report
Fixed Income And
Money Market Funds
March 31, 2008

RIDGEWORTH FUNDS March 31, 2008

Letter to Shareholders	1

Management Discussion of Fund Performance

Fixed Income Funds:

Georgia Tax-Exempt Bond Fund	3
High Grade Municipal Bond Fund	5
High Income Fund	7
Intermediate Bond Fund	9
Investment Grade Bond Fund	11
Investment Grade Tax-Exempt Bond Fund	13
Limited Duration Fund	15
Limited-Term Federal Mortgage Securities Fund	17
Maryland Municipal Bond Fund	19
North Carolina Tax-Exempt Bond Fund	21
Seix Floating Rate High Income Fund	23
Seix High Yield Fund	25
Short-Term Bond Fund	27
Short-Term U.S. Treasury Securities Fund	29
Strategic Income Fund	31
Total Return Bond Fund	33
Ultra-Short Bond Fund	35
U.S. Government Securities Fund	37
U.S. Government Securities Ultra-Short Bond Fund	39
Virginia Intermediate Municipal Bond Fund	41

Money Market Funds:
Prime Quality Money Market Fund	43
Tax-Exempt Money Market Fund	44
U.S. Government Securities Money Market Fund	45
U.S. Treasury Money Market Fund	46
Virginia Tax-Free Money Market Fund	47

Schedules of Portfolio Investments	49

Statements of Assets and Liabilities	188

Statements of Operations	192

Statements of Changes in Net Assets	196

Financial Highlights	210

Notes to Financial Statements	222

Report of Independent Registered Public Accounting Firm	244

Other Federal Tax Information	245

Trustees and Officers of the RidgeWorth Funds	246

Additional Information	248

LETTER TO SHAREHOLDERS
March 31, 2008
Dear Valued RidgeWorth Funds Shareholder,
The first quarter 2008 was challenging for the economy and difficult for the markets, which prompted an aggressive monetary and fiscal policy response. Growth slowed, economic and financial headwinds intensified, and investors became considerably more risk averse. The domestic S&P 500 index lost nearly 9.5% and the international MSCI EAFE stock index fell almost 9%. Bond returns, as measured by the Lehman Aggregate Bond Index, gained a bit over 2% during the period, but sector performance varied greatly.
Economic momentum deteriorated during the quarter with much of the pressure falling on the consumer. Incomes were pressured by a drop in jobs and a rise in the unemployment rate, while spending was hampered by higher food and energy prices as well as a further deterioration in the housing market and tighter credit conditions. The bright spot for the U.S. economy was strong growth in exports, which now represent over 12.5% of aggregate activity. Headline inflation moved higher as a result of increased commodity costs and the value of the dollar continued its slide.
The weakening economy prompted an aggressive and innovative monetary and fiscal policy response, not unlike the cavalry riding to the rescue in the old western movies. The Federal Reserve supplemented its traditional rate cutting actions with the creation of expanded lending facilities designed to provide much-needed liquidity to the troubled mortgage markets. Moreover, domestic monetary policy moves to increased liquidity were coordinated with foreign central banks. On the fiscal policy front, the President proposed and the Congress passed a $168 billion short term stimulus package.
The economic slowdown hit all sectors of the stock market in the first quarter but especially Technology, Financials, Telecom and Health Care. Commodity-linked and less cyclical stocks such as Consumer Staples and Materials experienced more moderate declines. Large-Cap and International stocks enjoyed relative outperformance, while Emerging Market equities and the Growth style lagged. Stock selection was particularly difficult in the first quarter with roughly two-thirds of Large-Cap money managers underperforming against their respective benchmark.
The sharp drop in short-term interest rates by the Fed helped continue the rally in bond aggregates, but credit quality and liquidity concerns prompted a flight to high quality Treasury bonds and away from Corporate and High Yield bonds. Investment-Grade Corporate bonds underperformed Treasuries by over 4.5% in the first quarter while High Yield bonds lagged Treasuries by nearly 7.5%. Municipal bonds were also caught up in the wave of illiquidity related to auction rate preferred market and declined 0.6%.
Looking ahead, economic growth could remain sluggish over the near term. However, the average length of recessions in the post-war era is ten months, and the consensus is that this current soft patch will be relatively shallow. Perhaps more importantly for investors, the equity markets have already discounted much if not all of the current weakness during the past two quarters, and the foundation for the next equity upturn is being laid. Market valuations are reasonable on an absolute basis and inexpensive relative to bonds. In the fixed-income markets, credit spreads widened dramatically from excessively narrow levels and are near historic highs.

The Federal Reserve cut short-term interest rates sharply, developed new and innovative ways to add liquidity to the system, and committed to taking additional steps as needed to restoring market vitality. The yield curve is significantly steeper. Congress passed a near-term stimulus package due to take effect in the second quarter and is working on legislation to provide direct support to the housing market. In addition, while much of the media attention is focused on Financials, overall corporate share buybacks are at an all time high, cash on corporate balance sheets relative to GDP1 is at the second highest level since the early 1950’s, and many corporations don’t depend on these newly troubled types of financing. These conditions and developments argue for improving market performance as the year unfolds.
We stressed maintaining portfolio quality over the past several quarters while optimism was excessive and downside risks were elevated. The first quarter was challenging on a number of fronts, but our emphasis on quality helped dampen the impact of a difficult market. Now we believe that opportunities are emerging from that period of stress that will help build long term wealth. We have the depth and breadth of experience and resources in asset allocation and portfolio construction to help you achieve your goals.
We close this letter, as always, with thanks to you our valued client. We appreciate your support and look forward to continuing to serve you.
Sincerely,

David H. Eidson	Ashi Parikh
Chairman and CEO	President and CIO
RidgeWorth Capital Management, Inc.	RidgeWorth Capital Management, Inc.

[1]	The monetary value of all the goods and services produced by an economy over a specified period. It includes consumption, government purchases, investments, and exports minus imports.

GEORGIA TAX-EXEMPT BOND FUND
Portfolio Manager
•	Chris Carter, CFA
Investment Concerns
Mutual fund investing involves risk, including possible loss of principal. Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.
The geographical concentration of portfolio holdings in this fund may involve increased risk.
The Fund’s income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax.
The Fund is subject to the risk that principal value reacts in opposition to the movement of interests rates and that a rising interest rate environment increases the risk of loss of principal.
Management Discussion of Fund Performance
How did the Fund perform against its benchmark for the period ended March 31, 2008?
For the 12 months ended March 31, 2008, the Georgia Tax-Exempt Bond Fund had a total return of 0.60% (I Shares) versus an average return of -0.47% for the Lipper Georgia Municipal Debt Funds Average1, and a 3.84% total return for the Lehman Brothers 10 Year Municipal Bond Index. The short- to intermediate-term portion of the municipal yield curve (the 1 to 7-year sectors) provided the greatest total returns during the period (according to Lehman Brothers). Increasing the Fund’s exposure to those maturities over the past 12 months aided performance. The Fund maintained an overweight of less than 1-year, 7-year, and 22-year and longer paper. Trading activity and portfolio events during the period resulted in exposure to the 3-year, 5-year, and 7-year sectors being increased, and exposure to the 15-year and longer sectors being reduced. The 5 and 10-year generic AAA rated municipal bond yields declined 64 and 4 basis points (0.64% and 0.04%) respectively, over the 12 months, while 30-year yields increased 77 basis points (0.77%). The 2-year to 30-year municipal bond yield curve steepened 209 basis points (2.09%) to 267 basis points (2.67%) of slope.2
What factors influenced the Fund’s performance for the period ended March 31, 2008?
The factors behind the Fund’s outperformance, in relation to the Lipper Objective average, were its high relative allocation to bonds with 6 to 8-year final maturities, pre-refunding events, credit quality, and individual security structure and selection. However, although the Fund outperformed its peer group for the period it did underperform against its benchmark index. The Fund’s underperformance is attributed to a few factors, such as (1) the index limits itself to five specific maturities in the intermediate portion of the yield curve while the Fund utilizes the entire yield curve in the portfolio management process and (2) the Fund is state-specific whereas the index is a national market index.
How do you plan to position the Fund, based on market conditions?
The Fund continues to favor premium bonds (prices greater than par) for their income benefit and relative price stability. We believe all activity should occur within an investment grade construct and the average credit quality of Fund’s holdings should remain high.2

[1]	The Lipper Georgia Municipal Debt Funds Average is comprised of mutual funds limit their assets to those securities that are exempt from taxation in a specified state (double tax-exempt) or city (triple tax-exempt).

GEORGIA TAX-EXEMPT BOND FUND
This chart assumes an initial hypothetical investment of $10,000 made on 3/31/98. Total return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.
The Fund’s performance is compared to the Lehman Brothers 10 Year Municipal Bond Index, a widely recognized index of long-term investment grade tax-exempt bonds. The Index includes general obligation bonds, revenue bonds, insured bonds, and pre-refunded bonds with maturities between 8 and 12 years. The Index represents various market sectors and geographic locations. The index is unmanaged and does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index.

		Average Annual Total Returns as of 3/31/08
Georgia Tax-Exempt Bond Fund		1 Year	3 Year	5 Year	10 Year

A Shares	without sales charge	0.54%	2.77%	2.68%	3.82%
	with sales charge*	-4.22%	1.12%	1.68%	3.32%

C Shares	without CDSC	-0.31%	1.90%	1.96%	3.22%
	with CDSC*	-1.28%	1.90%	1.96%	3.22%

I Shares		0.60%	2.90%	2.86%	4.02%

Lehman Brothers 10 Year Municipal Bond Index		3.84%	4.25%	4.12%	5.14%

Prospectus Expense Ratio[1]	Gross

A Shares	0.75%

C Shares	1.60%

I Shares	0.60%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworthfunds.com.

*	Class A Share performance reflects the maximum front-end sales charge of 4.75% and Class C Shares reflect the maximum CDSC (contingent deferred sales charge) of 1.00% in year one only.

[1]	Additional information pertaining to the March 31, 2008 expense ratios can be found in the financial highlights.

HIGH GRADE MUNICIPAL BOND FUND
Portfolio Manager
•   Ronald Schwartz, CFA
Investment Concerns
Mutual fund investing involves risk, including possible loss of principal. Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.
The Fund is subject to the risk that principal value reacts in opposition to the movement of interests rates and that a rising interest rate environment increases the risk of loss of principal.
The geographical concentration of portfolio holdings in this fund may involve increased risk.
The Fund’s income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax.
Management Discussion of Fund Performance
How did the Fund perform against its benchmark for the period ended March 31, 2008?
For the 12 month period ended March 31, 2008, the High Grade Municipal Bond Fund returned 2.58% (I Shares), underperforming the Lehman Brothers 10 Year Municipal Bond Index which returned 3.84% but outperforming its peer group, the Lipper Insured Municipal Debt Funds Average1, which returned -0.53%. The best returns were generated in the 1- to 7-year part of the yield curve where bond prices rose. Bond prices fell over the 12 months on bonds 15 years and longer. Portfolio structure has been underweighted toward the long end versus the peer group, and a reduced exposure to lower quality bonds helped minimize the performance issues caused by widening credit spreads.
What factors influenced the Fund’s performance for the period ended March 31, 2008?
The Fund maintained a duration that was shorter than the Lipper peer group average and was neutral to the Lehman index throughout this period. Short-to intermediate-term bonds outperformed the long end of the curve as the yield curve steepened. Lower credit quality bonds underperformed during this period, as the market demanded a wider yield spread on bonds rated below AA. We outperformed the Lipper average primarily due to our lower exposure to the long end of the curve, overweighting of the 3- to 7-year area and our continued bias to high quality paper, which prior to this period had been somewhat of a detriment to performance.2
How do you plan to position the Fund, based on market conditions?
We expect to maintain the high credit quality bias of portfolios and are neutral to our duration targets. The curve has steepened but the absolute level of interest rates in our sector are not especially appealing, though they remain at historically wide levels compared to Treasuries. Over time we believe this distended relationship should correct itself and municipal bonds could perform relatively well in that environment. The Fund will seek opportunities within the AA and A space that offer more yield as credit spreads have widened dramatically and it now appears advantageous to return to those sectors. The yield curve is much steeper than one year ago, so the Fund will continue to hold a lower weighting in the very short end, increase the weighting in the 5- to 15-year part of the curve. The Fund will also maintain duration at neutral as we expect to see additional steepening because of higher inflation and the Fed’s actions to revive the economy.2

1    The Lipper Insured Municipal Debt Funds Average consists of managed mutual funds that invests at least 65% of their assets in municipal debt issues insured as to timely payment. It is not possible to invest directly in any index.

HIGH GRADE MUNICIPAL BOND FUND
This chart assumes an initial hypothetical investment of $10,000 made on 3/31/98. Total return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.
The Fund’s performance is compared to the Lehman Brothers 10 Year Municipal Bond Index, a widely recognized index of long-term investment grade tax-exempt bonds. The Index includes general obligation bonds, revenue bonds, insured bonds, and pre-refunded bonds with maturities between 8 and 12 years. The Index represents various market sectors and geographic locations. The index is unmanaged and does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index.

		Average Annual Total Returns as of 3/31/08
High Grade Municipal Bond Fund		1 Year	3 Year	5 Year	10 Year

A Shares	without sales charge	2.33%	3.14%	2.71%	4.17%
	with sales charge*	-2.57%	1.50%	1.71%	3.67%

C Shares	without CDSC	1.46%	2.30%	1.99%	3.56%
	with CDSC*	0.47%	2.30%	1.99%	3.56%

I Shares		2.58%	3.33%	2.89%	4.38%

Lehman Brothers 10 Year Municipal Bond Index		3.84%	4.25%	4.12%	5.14%

Prospectus Expense Ratio[1]	Gross

A Shares	0.78%

C Shares	1.63%

I Shares	0.63%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworthfunds.com.

*	Class A Share performance reflects the maximum front-end sales charge of 4.75% and Class C Shares reflect the maximum CDSC (contingent deferred sales charge) of 1.00% in year one only.

[1]	Additional information pertaining to the March 31, 2008 expense ratios can be found in the financial highlights.

HIGH INCOME FUND
Portfolio Manager(s)
•   Michael Mceachern, CFA
•   Brian Nold
Investment Concerns
Mutual fund investing involves risk, including possible loss of principal. Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.
Although the Fund’s yield may be higher than that of fixed income funds that purchase higher-rated securities, the potentially higher yield is a function of the greater risk that the Fund’s share price will decline.
The Fund is subject to the risk that principal value reacts in opposition to the movement of interests rates and that a rising interest rate environment increases the risk of loss of principal.
Management Discussion of Fund Performance
How did the Fund perform against its benchmark for the period ended March 31, 2008?
For the 12 month period ended March 31, 2008, the High Income Fund returned -3.68% (I Shares), which outperformed the -3.74% total return of its benchmark, the Lehman Brothers U.S. Corporate High Yield Bond Index.
What factors influenced the Fund’s performance for the period ended March 31, 2008?
Over the past 12 months, it became all too apparent that problems in the housing and credit markets were affecting consumer spending—the largest sector in the economy. Consumer confidence dropped, which led to softness in retail sales. In late 2007, strong exports, which boomed with the weak dollar, were able to offset much of the downturn in residential construction. With the consumer pulling back, however, we believe it will be difficult for foreign demand to offset these negative headwinds.
Since we are mindful of the possibility of a lengthy economic downturn, we are underweighting cyclical industries and issuers in the Fund. Autos remain underweighted at less than 3% exposure per issuer. We also pared positions in fully priced recently LBO companies. We are void in the Homebuilder industry and substantially underweighted in the Retail industry. Since the market bottom in mid March, we have increased exposure to the Healthcare industry. Our key focus remains on protecting downside risk. Asset protection is currently our most important tenet. We believe that with a strong base, companies will be able to sell assets or attract funding in difficult markets. Therefore, we are overweighted in the more stable industries, including Cable and Energy.
How do you plan to position the Fund, based on market conditions?
Despite the general outlook for the economy and defaults, we believe that High Yield currently presents an attractive opportunity. Spreads versus Treasuries are discounting default rates of 9-10% and most forecasters expect rates to peak at about half that level. We believe that much of the expected bad news is already priced into the High Yield market, although CCC’s may experience some technical correction in the near future. With a comfortable portfolio yield of nearly 10% and our focus on avoiding the worst performing sectors and securities, we believe Fund returns may be less volatile over the next year compared with the last 12 months.

HIGH INCOME FUND
This chart assumes an initial hypothetical investment of $10,000 made on 3/31/98. Total return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.
The Fund’s performance is compared to the Lehman Brothers U.S. Corporate High Yield Bond Index, a market value-weighted index that covers the universe of fixed rate, non-investment grade debt. The Index represents various market sectors and geographic locations. The index is unmanaged and does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index.

			Average Annual Total Returns as of 3/31/08
							Since
High Income Fund		Inception Date	1 Year	3 Year	5 Year	10 Year	Inception

A Shares	without sales charge	10/27/03	-3.96%	5.55%	N/A	N/A	6.89%
	with sales charge*		-8.55%	3.85%	N/A	N/A	5.71%

C Shares	without CDSC	05/04/94	-4.63%	4.86%	8.11%	4.12%	4.76%
	with CDSC*		-5.50%	4.86%	8.11%	4.12%	4.76%

I Shares		10/03/01	-3.68%	5.87%	9.03%	N/A	7.81%

Lehman Brothers U.S. Corporate
High Yield Bond Index			-3.74%	4.89%	8.62%	4.84%	—

Prospectus Expense Ratio[1]	Gross

A Shares	1.01%

C Shares	1.71%

I Shares	0.71%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworthfunds.com.

*	Class A Share performance reflects the maximum front-end sales charge of 4.75% and Class C Shares reflect the maximum CDSC (contingent deferred sales charge) of 1.00% in year one only.

[1]	Additional information pertaining to the March 31, 2008 expense ratios can be found in the financial highlights.

INTERMEDIATE BOND FUND
Portfolio Manager(s)
• Adrien Webb, CFA
• Perry Troisi
Investment Concerns
Mutual fund investing involves risk, including possible loss of principal. Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of rising interest rates.
Mortgage-backed investments involve risk of loss due to prepayments and, like any bond, due to default. Because of the sensitivity of mortgage-related securities to changes in interest rates, the Fund’s performance may be more volatile than if it did not hold these securities.
Management Discussion of Fund Performance
How did the Fund perform against its benchmark for the period ended March 31, 2008?
For the 12-month period ended March 31, 2008, the Intermediate Bond Fund returned 8.57% (I Shares), which underperformed the 8.88% total return of its benchmark, the Lehman Brothers Intermediate Government/Credit Index.
What factors influenced the Fund’s performance for the period ended March 31, 2008?
Our cautious approach over the past year has provided a positive return in a difficult time. We have avoided subprime mortgages, structured investment vehicles, auction rate securities, collateralized debt obligations, leveraged derivatives or bonds of financially distressed issuers. We focused instead on less complex mortgage securities and corporate bonds with transparent income statements and balance sheets. When markets continued to lag this year, we further diversified our holdings.
Treasuries doubled the returns of every other investment grade bond sector in the first quarter making security selection ever more important. We expanded our quality bias to include the purchase of pre-refunded Municipal bonds and increased our exposure to Commercial Mortgage Backed Securities and Corporate Bond allocation as spreads widened. Our higher allocation to Treasuries gave us the flexibility to execute these strategies. In our quest for value, we are actively exploring non-Index solutions as well as those securities found in the broad market indices.1
In Corporates, industry and perceptive credit research boosted returns. Despite lagging returns for the overall corporate sector, we added value through security selection. Concentrating on the new issue market for better execution, we added to industries that can withstand an economic slowdown. We reduced our exposure to interest-sensitive Utilities before long-term Treasury yields began to rise. We believe selectively overweighting credit as the crisis deepens may provide alpha2 when spreads tighten. We will continue to monitor this sector carefully.
Volatility in the mortgage and credit markets caused spreads to widen relative to Treasury and Agency debentures during the recent flight to quality. The Fund is overweight in corporates, underweight Governments and maintains opportunistic exposure to the securitized sector. Our allocation to CMBS was responsible for approximately half the shortfall despite possessing no subprime risk or experiencing any credit deterioration in the underlying collateral. A smaller effect was present in our residential mortgage allocation with similar quality characteristics. Corporates also contributed to the underperformance because of the overweight and individual issuer selections.1
How do you plan to position the Fund, based on market conditions?
Compounding the chaotic capital markets is the state of the domestic economy. The Federal Reserve Board (the “Fed”) began an easing mode between September and March reducing the federal funds rate by 300 basis points (3.00%), which has established its willingness to stimulate the economy by lowering rates and providing liquidity to the banking system. The Fed has used multiple lending initiatives incorporating international support and the unprecedented ability for primary bond dealers to borrow from the Treasury. We believe that a government-sponsored homeowner mortgage bailout to forestall foreclosures may be necessary for a full economic recovery. A recession, however short-lived, seems likely but is not a certainty.

2    Alpha measures a fund’s risk-adjusted performance and represents the difference between a fund’s actual performance and its expected performance, given its level of risk as measured by beta.

INTERMEDIATE BOND FUND
This chart assumes an initial hypothetical investment of $10,000 made on 6/30/99. Total return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.
The Fund’s performance is compared to the Lehman Brothers Intermediate Government/Credit Index which is composed of all bonds that are investment grade rated Baa or higher by Moody’s or BBB or higher by S&P, if unrated by Moody’s. Issues must have at least one year to maturity. The Index represents various market sectors and geographic locations. The Index represents various market sectors and geographic locations. The index is unmanaged and does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index.

			Average Annual Total Returns as of 3/31/08
		Inception				Since
Intermediate Bond Fund		Date†	1 Year	3 Year	5 Year	Inception

A Shares	without sales charge	06/30/99	8.39%	5.09%	4.15%	5.41%
	with sales charge*		3.20%	3.41%	3.14%	4.82%

C Shares	without CDSC	06/30/99	6.35%	3.98%	3.45%	5.01%
	with CDSC*		5.35%	3.98%	3.45%	5.01%

I Shares		06/30/99	8.57%	5.40%	4.37%	5.54%

Lehman Brothers Intermediate
Government/Credit Index			8.88%	5.66%	4.37%	—

Prospectus Expense Ratio[1]	Gross

A Shares	0.56%

C Shares	1.31%

I Shares	0.31%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworthfunds.com.

* Class A Share performance reflects the maximum front-end sales charge of 4.75% and Class C Shares reflect the maximum CDSC (contingent deferred sales charge) of 1.00% in year one only.
† The I Shares, A Shares and C Shares were offered beginning on 10/11/04. The performance shown prior to such date is based on the performance of the Class I Shares of the Seix Intermediate Bond Fund, and open-end investment company that was the predecessor fund to the Intermediate Bond Fund. The historical performance has not been adjusted to reflect A Share or C Share expenses. If it had been, the performance would have been lower.
1 Additional information pertaining to the March 31, 2008 expense ratios can be found in the financial highlights.

INVESTMENT GRADE BOND FUND
Portfolio Manager(s)
• Adrien Webb, CFA
• Perry Troisi
Investment Concerns
Mutual fund investing involves risk, including possible loss of principal. Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.
The Fund is subject to the risk that principal value reacts in opposition to the movement of interest rates and that a rising interest rate environment increases the risk of loss of principal.
Mortgage-backed investments involve risk of loss due to prepayments and, like any bond, due to default. Because of the sensitivity of mortgage-related securities to changes in interest rates, the Fund’s performance may be more volatile than if it did not hold these securities.
Management Discussion of Fund Performance
How did the Fund perform against its benchmark for the period ended March 31, 2008?
For the 12-month period ended March 31, 2008, the Investment Grade Bond Fund returned 7.47% (I Shares), which underperformed the 8.35% total return of its benchmark, the Lehman Brothers U.S. Government/Credit Index.
What factors influenced the Fund’s performance for the period ended March 31, 2008?
Pricing anomalies developed in tax-free municipals as spreads soared. Municipals came under pressure when the monolines’ credit quality was questioned, auctions failed and short term rates declined rapidly. As these events converged and spreads widened, a rare opportunity for tax-exempt investors developed. Similar trends have formed in the Commercial Mortgage Backed Securities (CMBS) market. Despite little correlation to residential mortgage problems, CMBS spreads balloon as leveraged parties continue to sell. Concentrating primarily in the new issue corporate market, we added to industries that could withstand the possibility of an economic slowdown. We also used the backup in spreads to become neutral in the top banks and brokers.
Treasuries doubled the returns of every other investment grade bond sector in the first quarter making security selection ever more important. We expanded our quality bias to include the purchase of pre-refunded Municipal bonds and increased our exposure to CMBS and Corporate Bond allocation as spreads widened. Our higher allocation to Treasuries gave us the flexibility to execute these strategies. In our quest for value, we are actively exploring non-Index solutions as well as those securities found in the broad market indices.
In Corporates, industry and perceptive credit research boosted returns. Despite lagging returns for the overall corporate sector, we added value through security selection. Concentrating on the new issue market for better execution, we added to industries that could withstand an economic slowdown. We reduced our exposure to interest-sensitive Utilities before long-term Treasury yields began to rise. We believe selectively overweighting credit as the crisis deepens could provide alpha1 when spreads tighten. We will continue to monitor this sector carefully.
The overwhelming majority of the Fund’s underperformance came from the spread sectors, namely the securitized sector and corporates. Bouts of illiquidity in the non-agency MBS and CMBS sectors contributed to the decline despite a AAA average quality rating and the concentration in the most senior tranches. While security selection in corporates generated value, our overweight to the sector was compromised by continued spread widening. Foreign currency activity generated a slight disadvantage. Our curve steepener was beneficial in light of the Fed’s significant easing stance and our void in government related was a positive contributor to returns.
How do you plan to position the Fund, based on market conditions?
As the economy weakened during the quarter the Federal Reserve (the “Fed”) generated liquidity and responded quickly and forcefully to stabilize credit and mortgage markets. Ultimately, brokering a deal between financial giants JPMorgan and Bear Stearns provided renewed hope that an end to spread widening may be near.
With a weaker domestic economy, the Fed, which is in an easing mode, has clearly established its willingness to stimulate the economy and provide liquidity to the banking system. Job losses, higher energy prices, and a weakened housing market are mounting issues that may influence consumer spending. The declining dollar should continue to aid exports. A recession, however short-lived, seems inevitable and a government-sponsored homeowner mortgage bailout to forestall foreclosures may be necessary for a full economic recovery.

1    Alpha measures a fund’s risk-adjusted performance and represents the difference between a fund’s actual performance and its expected performance, given its level of risk as measured by beta.

INVESTMENT GRADE BOND FUND
This chart assumes an initial hypothetical investment of $10,000 made on 3/31/98. Total return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.
The Fund’s performance is compared to the Lehman Brothers U.S. Government/Credit Index and the Lehman Brothers U.S. Aggregate Index. The Lehman Brothers U.S. Government/Credit Index is a widely recognized composite made up of the Lehman Brothers U.S. Government Index and the Lehman Brothers U.S. Credit Index, which include U.S. government, Treasury and agency securities, as well as high grade corporate bonds. The Lehman Brothers U.S. Aggregate Index is a widely recognized index of securities that are SEC-registered, taxable, and dollar denominated. The Index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities. The indices are unmanaged and do not reflect the deduction of fees such as investment management and fund accounting fees or taxes associated with a mutual fund. Investors cannot invest directly in an index.

		Average Annual Total Returns as of 3/31/08
Investment Grade Bond Fund		1 Year	3 Year	5 Year	10 Year

A Shares	without sales charge	7.15%	5.09%	3.98%	4.80%
	with sales charge*	2.09%	3.41%	2.98%	4.29%

C Shares	without CDSC	6.40%	4.38%	3.36%	4.23%
	with CDSC*	5.40%	4.38%	3.36%	4.23%

I Shares		7.47%	5.38%	4.35%	5.19%

Lehman Brothers U. S. Government/
Credit Index		8.35%	5.55%	4.62%	6.12%

Lehman Brothers U. S. Aggregate Index		7.67%	5.48%	4.58%	6.04%

Prospectus Expense Ratio[1]	Gross

A Shares	0.86%

C Shares	1.56%

I Shares	0.56%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworthfunds.com.

*    Class A Share performance reflects the maximum front-end sales charge of 4.75% and Class C Shares reflect the maximum CDSC (contingent deferred sales charge) of 1.00% in year one only.
1    Additional information pertaining to the March 31, 2008 expense ratios can be found in the financial highlights.

INVESTMENT GRADE TAX-EXEMPT BOND FUND
Portfolio Manager
• Ronald Schwartz, CFA
Investment Concerns
Mutual fund investing involves risk, including possible loss of principal. Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.
The Fund’s income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax.
The Fund is subject to the risk that principal value reacts in opposition to the movement of interests rates and that a rising interest rate environment increases the risk of loss of principal.
Management Discussion of Fund Performance
How did the Fund perform against its benchmark for the period ended March 31, 2008?
For the 12-month period ended March 31, 2008, the Investment Grade Tax-Exempt Bond Fund returned 4.73% (I Shares) underperforming the Lehman Brothers 5 Year Municipal Bond Index, which returned 6.19%. However, for the period the Fund out performed its peer group, the Lipper Intermediate Municipal Debt Funds Average1 return of 2.61%. The best returns were generated in the 1- to 7-year part of the yield curve where bond prices rose. Bond prices fell over the 12 months on bonds 15-years and longer. Portfolio structure has been underweighted the long end versus the peer group, and a reduced exposure to lower quality bonds helped to minimize the performance issues caused by widening credit spreads.
What factors influenced the Fund’s performance for the period ended March 31, 2008?
The Fund maintained a shorter duration than the Lipper peer group average and was slightly longer than the Lehman index throughout the period. Short- to intermediate-term bonds outperformed the long end of the curve as the yield curve steepened. Lower credit quality bonds underperformed during this period as the market demanded a wider yield spread on bonds rated below AA. We outperformed the Lipper average primarily due to our lower exposure to the long end of the curve, overweighting of the 3 -7 year area and our continued bias to high quality paper, which prior to this period had been somewhat of a detriment to performance.2
How do you plan to position the Fund, based on market conditions?
We expect to maintain the high credit quality bias of portfolios and are neutral to our duration targets. The curve has steepened but the absolute levels of interest rates in our sector are not especially appealing, though they remain at historically wide levels compared to Treasuries. We believe that over time, this distended relationship should correct itself and municipal bonds could perform relatively well in this environment. The Fund will seek opportunities within the AA and A space that offer more yield as credit spreads have widened dramatically and its now appears advantageous to return to those sectors. The yield curve is much steeper than one year ago, so the Fund will continue to hold a lower weighting in the very short end, increase the weighting in the 5 to 15 year part of the curve. The Fund will maintain duration at neutral as we expect to see additional steepening because of higher inflation and the Federal Reserve actions to revive the economy.2

1    The Lipper Intermediate Municipal Debt Funds Average consists of managed mutual funds that invest in municipal debt issues with dollar-weighted average maturities of five to ten years. It is not possible to invest directly in any index.

INVESTMENT GRADE TAX-EXEMPT BOND FUND
This chart assumes an initial hypothetical investment of $10,000 made on 3/31/98. Total return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.
The Fund’s performance is compared to the Lehman Brothers 5 Year Municipal Bond Index, which is a widely recognized index of intermediate investment grade tax-exempt bonds. The Index includes general obligation bonds, revenue bonds, insured bonds, and pre-refunded bonds with maturities between four and six years. The Index represents various market sectors and geographic locations. The index is unmanaged and does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index.

Investment Grade		Average Annual Total Returns as of 3/31/08
Tax-Exempt Bond Fund		1 Year	3 Year	5 Year	10 Year

A Shares	without sales charge	4.41%	3.72%	3.27%	4.71%
	with sales charge*	-0.53%	2.06%	2.27%	4.20%

C Shares	without CDSC	3.69%	3.03%	2.64%	4.16%
	with CDSC*	2.69%	3.03%	2.64%	4.16%

I Shares		4.73%	4.05%	3.64%	5.12%

Lehman Brothers 5 Year
Municipal Bond Index		6.19%	4.19%	3.42%	4.65%

Prospectus Expense Ratio[1]	Gross

A Shares	0.86%

C Shares	1.56%

I Shares	0.56%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworthfunds.com.

*    Class A Share performance reflects the maximum front-end sales charge of 4.75% and Class C Shares reflect the maximum CDSC (contingent deferred sales charge) of 1.00% in year one only.
1    Additional information pertaining to the March 31, 2008 expense ratios can be found in the financial highlights.

LIMITED DURATION FUND
Portfolio Manager(s)
•	Perry Troisi
•	Michael Rieger
Investment Concerns
Mutual fund investing involves risk, including possible loss of principal. Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of rising interest rates.
Mortgage-backed investments involve risk of loss due to prepayments and, like any bond, due to default. Because of the sensitivity of mortgage-related securities to changes in interest rates, the Fund’s performance may be more volatile than if it did not hold these securities.
Management Discussion of Fund Performance
How did the Fund perform against its benchmark for the period ended March 31, 2008?
The Limited Duration Fund returned 3.90% (I Shares) for the 12 months ended March 31, 2008, underperforming its benchmark, the Merrill Lynch 3 Month U.S. Treasury Bill Index which returned 4.64% for the same period.
What factors influenced the Fund’s performance for the period ended March 31, 2008?
With securitized sectors experiencing high volatility, the portfolio divested positions in student loans and Floating Rate Mortgage-backed securities while concentrating purchase activity in short term Treasury bills and high quality auto loans. The Fund underperformed its benchmark of Treasury Bills for the first quarter due to the flight to quality in Government bond markets and the lackluster performance of asset-backed securities. The Fund generates the majority of its return through interest income. By utilizing asset-backed securities with attractive spreads, the Fund produces a steady source of income with price preservation as a secondary goal.
How do you plan to position the Fund, based on market conditions?
Our cautious approach over the past year has been prudent. We have avoided structured investment vehicles (SIVs), auction rate securities, collateralized debt obligations, leveraged derivatives or bonds of financially distressed issuers—all of which are prominent in the limited duration portion of the yield curve. We focused instead on less complex mortgage securities and bonds with transparent collateral. In our quest for value, we are actively exploring non-Index solutions as well as those securities found in market indices.1
The overwhelming majority of the Fund’s underperformance came from the spread sectors, namely the securitized sector and corporates. Bouts of illiquidity in the non-agency MBS and CMBS sectors contributed to the decline despite a AAA average quality rating and the concentration in the most senior tranches. While security selection in corporates generated value, our overweight to the sector was compromised by continued spread widening. Foreign currency activity generated a slight disadvantage. Our curve steepener was beneficial in light of the Fed’s significant easing stance and our void in government related was a positive contributor to returns.
The Federal Reserve Board (the “Fed”) began an easing mode between September and March reducing the federal funds rate by 300 basis points (3.00%), which has established its willingness to stimulate the economy by lowering rates and providing liquidity to the banking system. In addition, multiple lending initiatives incorporating international support and the unprecedented ability for primary bond dealers to borrow from the Treasury has been put in place by the Fed. We believe a government-sponsored homeowner mortgage bailout to forestall foreclosures may be necessary for a full economic recovery. A recession, however short-lived, seems likely but is not a certainty.

LIMITED DURATION FUND
This chart assumes an initial hypothetical investment of $10,000 was made on 10/25/02. Total return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.
The Fund’s performance is compared to the Merrill Lynch 3 Month U.S. Treasury Bill Index which tracks the monthly price-only and total return performance of a three-month Treasury bill, based on monthly average auction rates. The index is unmanaged and does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index.

		Average Annual Total Returns as of 3/31/08†
					Since
Limited Duration Fund	Inception Date	1 Year	3 Year	5 Year	Inception

I Shares	10/25/02	3.90%	4.22%	3.03%	2.85%

Merrill Lynch 3 Month U.S. Treasury Bill Index		4.64%	4.41%	3.18%	—

Prospectus Expense Ratio[1]	Gross

I Shares	0.18%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www. ridgeworthfunds.com.

†	The I Shares were offered beginning on 10/11/04. The performance shown prior to such date is based on the performance of the Seix Limited Duration Fund, an open-end investment company that was the predecessor fund to the Limited Duration Fund.

[1]	Additional information pertaining to the March 31, 2008 expense ratios can be found in the financial highlights.

LIMITED-TERM FEDERAL MORTGAGE SECURITIES FUND
Portfolio Manager(s)
•	Perry Troisi
•	Michael Rieger
Investment Concerns
Mutual fund investing involves risk, including possible loss of principal. Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.
U.S. Government guarantees apply only to the underlying securities of the Fund’s portfolio and not the Fund’s shares.
The Fund is subject to the risk that principal value reacts in opposition to the movement of interests rates and that a rising interest rate environment increases the risk of loss of principal.
Mortgage-backed investments involve risk of loss due to prepayments and, like any bond, due to default. Because of the sensitivity of mortgage-related securities to changes in interest rates, the Fund’s performance may be more volatile than if it did not hold these securities.
Management Discussion of Fund Performance
How did the Fund perform against its benchmark for the period ended March 31, 2008?
The Limited-Term Federal Mortgage Securities Fund returned 5.08% (I Shares) for the 12 months ended March 31, 2008, underperforming its benchmark, the Lehman Brothers Mortgage Backed Securities Index which returned 7.82% for the same period.
What factors influenced the Fund’s performance for the period ended March 31, 2008?
The Fund reduced its exposure to floating rate assets by selling FNMA adjustable rate pass-through securities and GNMA CMOs and purchasing fixed rate GNMA higher coupon pools that may have less duration and prepayment risk in the current environment. Spread advantages have surfaced recently which have made the higher quality GNMA pools more attractive than both FHLMC and FNMA.1
Recent volatility in the mortgage market has caused spreads to widen relative to Treasury and Agency debentures. In addition, the added yield incentives of Agency CMOs and Non-Agency MBS, while retaining AAA quality, have recently been compromised by pricing anomalies in the market. The Fund is restricted to a minimum of 80% in mortgage backed securities despite being benchmarked to a Government-related index. The latest flight to quality in Government securities has caused the Fund’s performance to lag the benchmark.1
How do you plan to position the Fund, based on market conditions?
Our cautious approach over the past year has been prudent. We have avoided subprime mortgages, structured investment vehicles (SIVs), auction rate securities, collateralized debt obligations and leveraged derivatives. We focused instead on less complex mortgage securities and bonds with transparent collateral. In our quest for value, we are actively exploring non-Index solutions as well as those securities found in market indices.1
The Federal Reserve Board (the “Fed”) began an easing mode between September and March reducing the federal funds rate by 300 basis points (3.00%), which has established its willingness to stimulate the economy by lowering rates and providing liquidity to the banking system. In addition, multiple lending initiatives incorporating international support and the unprecedented ability for primary bond dealers to borrow from the Treasury has been put in place by the Fed. We believe a government-sponsored homeowner mortgage bailout to forestall foreclosures may be necessary for a full economic recovery. A recession, however short-lived, seems likely but is not a certainty.

LIMITED-TERM FEDERAL MORTGAGE SECURITIES FUND
This chart assumes an initial hypothetical investment of $10,000 made on 3/31/98. Total return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.
Effective March 31, 2008, the Fund transitioned its benchmark from the Merrill Lynch 1-5 Year AAA U.S. Treasury/Agencies Index to the Lehman Brothers Mortgage Backed Securities Index to better reflect the Fund’s investment objective. The Lehman Brothers Mortgage Backed Securities Index covers agency mortgage-backed pass through securities (both fixed-rate and hybrid ARM) issued by Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC). The Merrill Lynch 1-5 Year AAA U.S. Treasury/Agencies Index, which includes U.S. government, and agency bonds that have a minimum issue size of $150 million. These indices are unmanaged and do not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index.

Limited-Term Federal Mortgage	Average Annual Total Returns as of 3/31/08
Securities Fund	1 Year	3 Year	5 Year	10 Year

A Shares without sales charge	4.88%	3.94%	2.74%	4.33%
with sales charge*	2.30%	3.06%	2.21%	4.06%

C Shares without CDSC	4.04%	3.11%	2.11%	3.84%
with CDSC*	3.04%	3.11%	2.11%	3.84%

I Shares	5.08%	4.14%	2.98%	4.58%

Lehman Brothers Mortgage Backed Securities Index	7.82%	5.79%	4.80%	5.99%

Merrill Lynch 1-5 Year AAA U.S. Treasury/Agencies Index	9.99%	5.82%	3.92%	5.34%

Prospectus Expense Ratio[1]	Gross

A Shares	0.79%

C Shares	1.59%

I Shares	0.59%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworthfunds.com.

*	Class A Share performance reflects the maximum front-end sales charge of 2.50% and Class C Shares reflect the maximum CDSC (contingent deferred sales charge) of 1.00% in year one only.

[1]	Additional information pertaining to the March 31, 2008 expense ratios can be found in the financial highlights.

MARYLAND MUNICIPAL BOND FUND
Portfolio Manager
•	George E. Calvert, Jr.
Investment Concerns
Mutual fund investing involves risk, including possible loss of principal. Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.
The geographical concentration of portfolio holdings in this fund may involve increased risk.
The Fund’s income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax.
The Fund is subject to the risk that principal value reacts in opposition to the movement of interests rates and that a rising interest rate environment increases the risk of loss of principal.
Management Discussion of Fund Performance
How did the Fund perform against its benchmark for the period ended March 31, 2008?
The Maryland Municipal Bond Fund (I Shares) outperformed the Lipper Maryland Municipal Debt Funds Average1 for the year, but underperformed the Fund’s benchmark index, the Lehman Brothers 10 Year Municipal Bond Index. The Fund returned 2.07% (I Shares) versus -1.01% for the Lipper average and 3.84% for the Lehman Brothers 10 Year Municipal Bond Index for the period ended March 31, 2008. The best returns were generated in the 1- to 7-year part of the yield curve where bond prices rose. Bond prices fell over this period on 15- years and longer maturities, pushing total returns negative on bonds due 20 years and longer. The Fund held a lower percentage of its assets in long bonds than the Lipper peer group average.1
What factors influenced the Fund’s performance for the period ended March 31, 2008?
The Fund maintained a shorter duration than the Lipper peer group average and the Lehman index throughout this period. Short- and intermediate-term bonds outperformed longer bonds as the yield curve steepened. Lower quality underperformed high grades during the period as the market demanded wider spreads on bonds rated below AA. Certain sectors of the market, such as senior living and health care credits and all lower investment grade bonds were priced considerably cheaper. We out performed the Lipper average primarily due to our lower exposure to the long end maturities and by reducing our weighting in the sectors that typically provide additional yield. The Lehman Index is a high grade index concentrated at the 8 to 12 year part of the curve and a portfolio constructed in that manner would have outperformed a portfolio that used the entire curve, even one with a similar duration as this index.2
How do you plan to position the Fund, based on market conditions?
We will continue to purchase a diversity of credits and seek a spread to AAA benchmarks with most investments, while adhering to an overall high-grade orientation. The Fund will seek opportunities within the AA and AAA space that offer more yield than, for example, the top bonds such as State of Maryland General Obligations. This is difficult as the state has a limited number of counties and cities that are active issuers and demand is intense given the wealth and higher than average personal income tax rates of residents. We will seek opportunities in lower rated bonds that are potential refunding candidates and bonds whose call features present opportunities for additional income compared to non-call bonds. The yield curve is much steeper than one year ago so the Fund will continue to hold a lower weighting in the very short end, increase the weighting in the 5- to 15-year part of the curve. The Fund will maintain duration at neutral or short to the peer group by holding a lower allocation to the longest part of the curve and a smaller weighting in lower investment grade bonds. The yield curve could steepen further because of higher inflation and the Federal Reserve’s actions to revive the economy.2

1    The Lipper Maryland Municipal Debt Funds Average reflects the performance of mutual funds with similar objectives tracked by Lipper
      Inc. and excludes the effect of sales charges.

MARYLAND MUNICIPAL BOND FUND
This chart assumes an initial hypothetical investment of $10,000 made on 3/31/98. Total return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.
The Fund’s performance is compared to the Lehman Brothers 10 Year Municipal Bond Index, which is a widely recognized index of long-term investment grade tax-exempt bonds. The Index includes general obligation bonds, revenue bonds, insured bonds, and pre-funded bonds with maturities between 8 and 12 years. The Index represents various market sectors and geographic locations. The index is unmanaged and does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index.

	Average Annual Total Returns as of 3/31/08
Maryland Municipal Bond Fund	1 Year	3 Year	5 Year	10 Year

A Shares† without sales charge	1.91%	3.18%	3.10%	4.22%
with sales charge*	-2.93%	1.52%	2.11%	3.71%

C Shares without CDSC	1.05%	2.40%	2.25%	3.32%
with CDSC*	0.06%	2.40%	2.25%	3.32%

I Shares	2.07%	3.44%	3.26%	4.30%

Lehman Brothers 10 Year
Municipal Bond Index	3.84%	4.25%	4.12%	5.14%

Prospectus Expense Ratio[1]	Gross

A Shares	0.79%

C Shares	1.64%

I Shares	0.64%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworthfunds.com.

*	Class A Share performance reflects the maximum front-end sales charge of 4.75% and Class C Shares reflect the maximum CDSC (contingent deferred sales charge) of 1.00% in year one only.

†	The A Shares were offered beginning on April 13, 2005. The performance shown prior to such date is based on the performance of the I Shares of the Fund, and has not been adjusted to reflect A Share expenses. If it had been, the performance would have been lower.

[1]	Additional information pertaining to the March 31, 2008 expense ratios can be found in the financial highlights.

NORTH CAROLINA TAX-EXEMPT BOND FUND
Portfolio Manager
• Chris Carter, CFA
Investment Concerns
Mutual fund investing involves risk, including possible loss of principal. Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.
The geographical concentration of portfolio holdings in this fund may involve increased risk.
The Fund’s income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax.
The Fund is subject to the risk that principal value reacts in opposition to the movement of interests rates and that a rising interest rate environment increases the risk of loss of principal.
Management Discussion of Fund Performance
How did the Fund perform against its benchmark for the period ended March 31, 2008?
For the 12 months ended March 31, 2008, the North Carolina Tax-Exempt Bond Fund had a total return of 0.26% (I Shares) versus an average return of -1.22% for the Lipper North Carolina Municipal Debt Average1, and a 3.84% total return for the Lehman Brothers 10 Year Municipal Bond Index. The short to intermediate-term portion of the municipal yield curve (the 1- to 7-year sectors) provided the greatest total returns during the period (according to Lehman Brothers). Increasing the Fund’s exposure to those maturities over the past 12 months aided the Fund’s performance against its peer group. The Fund maintained an overweight of less than 1-, 5-, 10-, and 20-year paper. Trading activity and portfolio events during the period resulted in exposure to the 5-year, 7-year, 10-year, and 20-year sectors being increased, and exposure to the less than 1-year, 15-year, and long bond sectors being reduced. The 5- and 10-year generic AAA rated municipal bond yields declined 64 and 4 basis points (0.64% and 0.04%) respectively, over the 12 months, while 30-year yields increased 77 basis points (0.77%). The 2- to 30-year municipal bond yield curve steepened 209 basis points (2.09%) to 267 basis points (2.67%) of slope.
What factors influenced the Fund’s performance for the period ended March 31, 2008?
The factors behind the Fund’s outperformance against its peer group were its high relative allocation to bonds with 4 to 8-year final maturities, credit quality, and individual security structure and selection. However, although the Fund outperformed its peer group for the period it did underperform against its benchmark index. The Fund’s underperformance is attributed to a few factors, such as the index limits itself to five specific maturities in the intermediate portion of the yield curve while the Fund utilizes the entire yield curve in the portfolio management process, and the Fund is state specific whereas the index is a national market index.
How do you plan to position the Fund, based on market conditions?
The Fund continues to favor premium bonds (prices greater than par) for their income benefit and relative price stability. All activity will occur within an investment grade construct and the average credit quality of Fund holdings should remain high.

[1]	The Lipper North Carolina Municipal Debt Funds Average is average of mutual funds that invests at least 65% of their assets in municipal debt issues that are exempt from taxation in North Carolina, with dollar-weighted average maturities of five to ten years.

NORTH CAROLINA TAX-EXEMPT BOND FUND
This chart assumes an initial hypothetical investment of $10,000 made on 1/8/04. Total return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.
The Fund’s performance is compared to the Lehman Brothers 10 Year Municipal Bond Index, which is a widely recognized index of long-term investment grade tax-exempt bonds. The Index includes general obligation bonds, revenue bonds, insured bonds, and pre-refunded bonds with maturities between 8 and 12 years. The index is unmanaged and does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index.

		Average Annual Total Returns as of 3/31/08
North Carolina				Since
Tax-Exempt Bond Fund	Inception Date†	1 Year	3 Year	Inception

A Shares without sales charge	01/08/04	0.01%	2.94%	2.66%
with sales charge*		-4.74%	1.29%	1.48%

I Shares	01/08/04	0.26%	2.96%	2.66%

Lehman Brothers 10 Year
Municipal Bond Index		3.84%	4.25%	—

Prospectus Expense Ratio[1]	Gross

A Shares	0.77%

I Shares	0.62%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworthfunds.com.

*	Class A Share performance reflects the maximum front-end sales charge of 4.75% .

†	The I Shares and A Shares were offered beginning on 3/21/05. The performance shown prior to such date is based on the performance of the CCMI Tax-Exempt North Carolina Bond Fund, the predecessor fund. The historical performance has not been adjusted to reflect A Share expenses. If it had been, the performance would have been lower.

[1]	Additional information pertaining to the March 31, 2008 expense ratios can be found in the financial highlights.

SEIX FLOATING RATE HIGH INCOME FUND
Portfolio Manager(s)
• George Goudelias
• Michael McEachern, CFA
Investment Concerns
Mutual fund investing involves risk, including possible loss of principal. Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of rising interest rates.
Although the Fund’s yield may be higher than that of fixed income funds that purchase higher-rated securities, the potentially higher yield is a function of the greater risk that the Fund’s share price will decline.
Management Discussion of Fund Performance
How did the Fund perform against its benchmark for the period ended March 31, 2008?
The Seix Floating Rate High Income Fund returned -3.85% (I Shares) for the 12 months ended March 31, 2008, outperforming its benchmark, the Credit Suisse First Boston Institutional Leveraged Loan Index which returned -4.83% for the same period.
What factors influenced the Fund’s performance for the period ended March 31, 2008?
Our focus over the past year was on continuing to improve the overall quality of the portfolio. As of March 31, 2008 the Fund consisted of over 50% issuers rated BB or higher. We continue to underweight or void industries and sectors that we believe will experience pressure due to slower economic growth such as those tied to the consumer. This includes underweights in Food/ Tobacco, Service-Related and Consumer Non-Durables. We have increased our overweights in sectors that we believe exhibit resiliency such as Health Care, Energy, and Utilities.1
How do you plan to position the Fund, based on market conditions?
The Leveraged Loan Market has had a difficult first quarter. Continuing from late 2007, we believe that the absence of demand, continued concerns regarding the health of the U.S. economy, rising defaults, lower LIBOR2 resets, overhang of supply and the collapse of Bear Stearns in March, led the Loan market into a deep freeze.
What we believe to be different and frustrating in this cycle is that no corner of the Loan market has been spared. What do we feel changed to reverse this trend in late February? For one, the Federal Reserve (the “Fed”) is doing everything in its power to prop up the markets and improve liquidity. In addition, the Fed has allowed cash strapped commercial banks and primary dealers the ability to lend virtually any type of collateral for extended periods through the discount window.
Valuations appear cheap and liquidity and stability began to creep back into the markets late in February, continuing in March. Reflecting improvement in overall market conditions, the Fund’s net asset value has begun to improve. Although we expect some pockets of volatility centering on headline risks, we believe the Loan market should continue on the mend as the forward pipeline thaws and dealers successfully work off balance sheet risks. As the growth prospects for the U.S. become more transparent, so too will the outlook for defaults, and tiering should lead to a more bifurcated Loan market.
Our focus will remain on making good fundamental credit decisions, structuring a high quality portfolio and continuing to take advantage of opportunities that we feel may lead to attractive long term returns.

[2]	LIBOR is an interest rate at which banks can borrow funds, in marketable size, from other banks in the London interbank market. The LIBOR is fixed on a daily basis by the British Bankers’ Association. The LIBOR is derived from a filtered average of the world’s most creditworthy banks’ interbank deposit rates for larger loans with maturities between overnight and one full year.

SEIX FLOATING RATE HIGH INCOME FUND
This chart assumes an initial hypothetical investment of $10,000 made on 3/1/06. Total return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.
The Fund’s performance is compared to the Credit Suisse First Boston (“CSFB”) Institutional Leveraged Loan Index, which is a subindex of the Credit Suisse First Boston Leveraged Loan Index which contains only institutional loan facilities priced above 90, excluding TL and TLa facilities and loans rated CC, C or in default. It is designed to more closely reflect the investment criteria of institutional investors. The index is unmanaged and does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index.

			Average Annual Total Returns as of 3/31/08
				Since
Seix Floating Rate High Income Fund		Inception Date†	1 Year	Inception
A Shares	without sales charge	03/01/06	-4.25%	1.31%
	with sales charge*		-6.68%	0.07%

C Shares	without CDSC	03/01/06	-4.48%	1.28%
	with CDSC*		-5.37%	1.28%

I Shares		03/01/06	-3.85%	1.60%

CSFB Institutional Leveraged Loan Index			-4.83%	—

Prospectus Expense Ratio[1]	Net	Gross
A Shares	0.85%	0.85%

C Shares	1.55%	1.55%

I Shares	0.55%	0.55%

The Adviser has contractually agreed to waive fees and reimburse expenses until at least August 1, 2008 in order to keep total operating expenses from exceeding the gross fees listed above for A, C, and I Shares, respectively. Without these fee waivers, performance would have been lower.
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworthfunds.com.

*	Class A Share performance reflects the maximum front-end sales charge of 2.50% and Class C Shares reflect the maximum CDSC (contingent deferred sales charge) of 1.00% in year one only.

†	The A Shares and C Shares were offered beginning on 5/8/06 and 8/2/07, respectively. The performance shown prior to such date is based I Shares of the Fund, and has not been adjusted to reflect A Share or C Share expenses. If it had been, the performance would have been lower.

[1]	Additional information pertaining to the March 31, 2008 expense ratios can be found in the financial highlights.

SEIX HIGH YIELD FUND
Portfolio Manager(s)

•	Michael McEachern, CFA

•	Michael Kirkpatrick
Investment Concerns
Mutual fund investing involves risk, including possible loss of principal. Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of rising interest rates.
Although the Fund’s yield may be higher than that of fixed income funds that purchase higher-rated securities, the potentially higher yield is a function of the greater risk that the Fund’s share price will decline.
Management Discussion of Fund Performance
How did the Fund perform against its benchmark for the period ended March 31, 2008?
The Seix High Yield Fund returned -2.50% (I Shares) for the 12 months ended March 31, 2008, underperforming its benchmark, the Merrill Lynch High Yield BB/B Rated Constrained Index which returned -1.51% for the same period.
What factors influenced the Fund’s performance for the period ended March 31, 2008?
Over the past year it became apparent that problems in the housing and credit markets were beginning to affect consumer spending—the largest sector in the economy. Consumer confidence dropped, which led to softness in retail sales. In late 2007, strong exports, which boomed with the weak dollar, were able to offset much of the downturn in residential construction. With the consumer pulling back, however, we believe it will be difficult for foreign demand to offset these negative headwinds.
Since we are mindful of the possibility of a lengthy economic downturn, we are underweighting cyclical industries and issuers in the Fund. Autos remain underweighted at less than 2% exposure per issuer. We also pared positions in fully priced recently LBO’d companies. We continue to underweight Homebuilders and Retail and remain void in mortgage providers. Since the market bottom in mid-March, we have increased exposure to the Healthcare industry. Our key focus remains on protecting downside risk. Asset protection is currently our most important tenet. With a strong base, we believe companies will be able to sell assets or attract funding in difficult markets. Therefore, we are overweighted in the more stable industries, including Telecom, Cable and Energy.1
How do you plan to position the Fund, based on market conditions?
While we expect volatility in these bellwether lower quality credits to continue and it is possible that they may react positively to specific news, we believe our avoidance of shaky credits will pay off in the long run.
Despite the general outlook for the economy and defaults, we believe that high quality high yield currently presents an attractive opportunity. Spreads versus Treasuries are discounting default rates of 9-10% and most forecasters expect rates to peak at about half that level. In addition, while spreads on BB- and B-rated bonds appear to be peaking, it is possible for CCC’s to go much wider. BB’s and B’s are within 15% of their widest level, while CCC spreads can nearly double before reaching their previous peak. We believe that much of the expected bad news is already priced into high quality high yield and that CCC’s may be hit with the majority of negative fundamental and technical jolts in the near future. With a comfortable portfolio yield of over 8% and our focus on avoiding the worst performing sectors and securities, we believe Fund returns may be less volatile over the next year compared with the last twelve months.

SEIX HIGH YIELD FUND
This chart assumes an initial hypothetical investment of $10,000 made on 12/29/00. Total return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.
Effective August 1, 2007, the Fund transitioned its benchmark from the Merrill Lynch High Yield Master Index to the Merrill Lynch U.S. High Yield BB/B Rated Constrained Index to better reflect the Fund’s investment strategy. The Merrill Lynch U.S. High Yield BB/B Rated Constrained Index tracks the performance of BB/B U.S. dollar denominated corporate bonds publicly issued in the U.S. domestic market,and is restricted to a maximum of 2% per issuer. The Merrill Lynch High Yield Master Index consists of all domestic and Yankee high-yield bonds maturing over one year. The quality range is less than BBB-/Baa3 but not in default (DDD1 or less). These indices are unmanaged and do not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index.

			Average Annual Total Returns as of 3/31/08†
						Since
Seix High Yield Fund		Inception Date†	1 Year	3 Year	5 Year	Inception
A Shares	without sales charge	12/29/00	-2.65%	3.62%	5.52%	6.75%
	with sales charge*		-7.28%	1.96%	4.50%	6.03%

C Shares	without CDSC	12/29/00	-3.40%	2.78%	5.02%	6.48%
	with CDSC*		-4.31%	2.78%	5.02%	6.48%

I Shares		12/29/00	-2.50%	3.74%	5.69%	6.95%

Merrill Lynch U.S. High Yield BB/B Rated
Constrained Index			-1.51%	4.94%	7.83%	—

Merrill Lynch High Yield Master Index			-3.44%	4.91%	8.45%	—

Prospectus Expense Ratio[1]	Gross
A Shares	0.74%

C Shares	1.49%

I Shares	0.49%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www. ridgeworthfunds.com.

*	Class A Share performance reflects the maximum front-end sales charge of 4.75% and Class C Shares reflect the maximum CDSC (contingent deferred sales charge) of 1.00% in year one only.

†	The I Shares, A Shares and C Shares were offered beginning on 10/11/04. The performance shown prior to such date is based on the performance of the Class I Shares of the Seix High Yield Fund, an open-end investment company that was the predecessor fund to the Seix High Yield Fund. The historical performance has not been adjusted to reflect A Share or C Share expenses. If it had been, the performance would have been lower.

[1]	Additional information pertaining to the March 31, 2008 expense ratios can be found in the financial highlights.

SHORT-TERM BOND FUND
Portfolio Manager(s)
•	Robert W. Corner
•	H. Rick Nelson
•	Chad Stephens
Investment Concerns
Mutual fund investing involves risk, including possible loss of principal. Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.
The Fund is subject to the risk that principal value reacts in opposition to the movement of interest rates and that a rising interest rate environment increases the risk of loss of principal.
Mortgage-backed investments involve risk of loss due to prepayments and, like any bond, due to default. Because of the sensitivity of mortgage-related securities to changes in interest rates, the Fund’s performance may be more volatile than if it did not hold these securities.
Management Discussion of Fund Performance
How did the Fund perform against its benchmark for the period ended March 31, 2008?
The fiscal year ended March 31, 2008 presented many challenges for investors. The Short-Term Bond Fund (I Shares) successfully navigated this past year’s road bumps and outperformed many similar funds. The Fund returned 5.63% (I Shares) for the year placing it in the top quartile of the Lipper Short Investment Grade Debt Funds category. The average return for the Lipper category for the same time period was 2.17%. However, the Fund did not outperform the 8.27% return for its benchmark index, the Citigroup 1-3 Year Government/Credit Index.
What factors influenced the Fund’s performance for the period ended March 31, 2008?
The financial markets entered the year optimistically with the overnight federal funds rate steady at 5.25%, rising U.S. Treasury yields, a flat yield curve, relatively tight credit spreads, a stable economy, the S&P 500 at 1421, oil at $66 bbl, and only the beginning hints of a weakening housing market.
However, the end of the year (March 31, 2008) certainly portrayed a much different landscape: The Federal Reserve (the “Fed”) had lowered the fed funds rate to 2.25%, U.S. Treasury yields were lower, the yield curve had normalized (steeper), credit spreads were wider, the economy was on the brink of recession, the S&P 500 was down at 1323, oil was up to $102 bbl, and the housing market had cratered.
In this tumultuous environment, the Fund performed above its peer group due to the Fund’s relatively higher quality focus and better security selection. Specifically, the Fund was underweight corporate credit for most of the year and avoided many of the financial names that were blemished in the collapse of the subprime mortgage market. In addition, the Fund had no exposure to subprime mortgage asset backed securities, CDO’s, SIV’s, or ABCP.1
Although the Fund outperfomed against its peer group, the Fund did underperform against its benchmark index. The two main drivers of this relative underperformance to the benchmark was the Fund’s underweight allocation to the US Treasury sector coupled with the Fund’s overweight allocation to the Mortgage Backed Securities (MBS) sector.1

SHORT-TERM BOND FUND
This chart assumes an initial hypothetical investment of $10,000 made on 3/31/98. Total return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.
The Fund’s performance is compared to the Citigroup 1-3 Year Government/Credit Index which is a widely recognized index of U.S. Treasury securities, government agency obligations, and corporate debt securities rated at least investment grade (BBB). The securities in the Index have maturities of 1 year or greater and less than 3 years. The index is unmanaged and does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index.

		Average Annual Total Returns as of 3/31/08
Short-Term Bond Fund		1 Year	3 Year	5 Year	10 Year

A Shares	without sales charge	5.30%	4.47%	3.01%	3.92%
	with sales charge*	2.68%	3.59%	2.49%	3.66%

C Shares	without CDSC	4.46%	3.69%	2.43%	3.45%
	with CDSC*	3.46%	3.69%	2.43%	3.45%

I Shares	without load	5.63%	4.69%	3.25%	4.13%

Citigroup 1-3 Year Government/Credit Index		8.27%	5.34%	3.79%	5.17%

Prospectus Expense Ratio[1]	Gross

A Shares	0.66%

C Shares	1.46%

I Shares	0.46%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworthfunds.com.

*	Class A Share performance reflects the maximum front-end sales charge of 2.50% and Class C Shares reflect the maximum CDSC (contingent deferred sales charge) of 1.00% in year one only.

[1]	Additional information pertaining to the March 31, 2008 expense ratios can be found in the financial highlights.

SHORT-TERM U.S. TREASURY SECURITIES FUND
Portfolio Manager(s)
•	H. Rick Nelson
•	Chad Stephens
Investment Concerns
Mutual fund investing involves risk, including possible loss of principal. Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.
U.S. Government guarantees apply only to the underlying securities of the Fund’s portfolio and not the Fund’s shares.
The Fund is subject to the risk that principal value reacts in opposition to the movement of interests rates and that a rising interest rate environment increases the risk of loss of principal.
Management Discussion of Fund Performance
How did the Fund perform against its benchmark for the period ended March 31, 2008?
The fiscal year ended March 31, 2008 presented many challenges for investors. The Short-Term U.S. Treasury Securities Fund was relatively immune to many of this past year’s road bumps due to its sole focus on investing in U.S. Treasury securities. The Fund returned 8.56% (I Shares) for the year placing it ahead of the average return of the Lipper Short U.S. Treasury Funds category. The average return for the Lipper category for the same period was 8.40%. The Fund also outperformed the 4.59% return for the Citigroup 6 Month Treasury Bill Index but underperformed the 9.01% return for the Citigroup 1-3 Year Treasury Index.
What factors influenced the Fund’s performance for the period ended March 31, 2008?
The financial markets entered the year optimistically with the overnight federal funds rate steady at 5.25%, rising U.S. Treasury yields, a flat yield curve, relatively tight credit spreads, a stable economy, the S&P 500 at 1421, oil at $66 bbl, and only the beginning hints of a weakening housing market.
However, the end of the year (March 31, 2008) certainly portrayed a much different landscape: The Federal Reserve (the “Fed”) had lowered the fed funds rate to 2.25%, U.S. Treasury yields were lower, the yield curve had normalized (steeper), credit spreads were wider, the economy was on the brink of recession, the S&P 500 was down at 1323, oil was up to $102 bbl, and the housing market had cratered.
In this tumultuous environment, the Fund’s absolute return surged due to the “flight to quality” environment that took hold as most investors avoided risk and sought the safety of U.S. Treasury securities. The Fund slightly underperformed its benchmark index for the period; the underperformance was due primarily to management fees, which are associated with a mutual fund but not associated with our benchmark index, 1-3 year U.S. Treasury index. The Fund’s return for the year was 8.56%, which compared favorably to the 1-3 year U.S. Treasury index return of 9.01% for the year.

SHORT-TERM U.S. TREASURY SECURITIES FUND
This chart assumes an initial hypothetical investment of $10,000 made on 3/31/98. Total return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.
The Fund’s performance is compared to the Citigroup 1-3 Year Treasury Index which is a widely recognized index of U.S. Treasury securities with maturities of one year or greater and less than three years. The Citigroup 6 Month Treasury Bill Index is a widely recognized index of the 6 month U.S. Treasury Bills. These indices are unmanaged and do not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index.

Short-Term U.S. Treasury		Average Annual Total Returns as of 3/31/08
Securities Fund		1 Year	3 Year	5 Year	10 Year

A Shares	without sales charge	8.37%	4.75%	2.94%	3.96%
	with sales charge*	5.69%	3.88%	2.43%	3.69%

C Shares	without CDSC	7.60%	3.99%	2.39%	3.58%
	with CDSC*	6.60%	3.99%	2.39%	3.58%

I Shares		8.56%	4.93%	3.12%	4.13%

Citigroup 1-3 Year Treasury Index		9.01%	5.39%	3.60%	4.90%

Citigroup 6 Month Treasury Bill Index		4.59%	4.37%	3.15%	3.72%

Prospectus Expense Ratio[1]	Gross

A Shares	0.70%

C Shares	1.52%

I Shares	0.52%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworthfunds.com.]

*	Class A Share performance reflects the maximum front-end sales charge of 2.50% and Class C Shares reflect the maximum CDSC (contingent deferred sales charge) of 1.00% in year one only.

[1]	Additional information pertaining to the March 31, 2008 expense ratios can be found in the financial highlights.

STRATEGIC INCOME FUND
Portfolio Manager(s)
•	Michael McEachern, CFA

•	Adrien Webb, CFA

•	Brian Nold
Investment Concerns
Mutual fund investing involves risk, including possible loss of principal. Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.
U.S. Government guarantees apply only to the underlying securities of the Fund’s portfolio and not the Fund’s shares.
Although the Fund’s yield may be higher than that of fixed income funds that purchase higher-rated securities, the potentially higher yield is a function of the greater risk that the Fund’s share price will decline.
International investing involves increased risk and volatility.
The Fund is subject to the risk that principal value reacts in opposition to the movement of interests rates and that a rising interest rate environment increases the risk of loss of principal.
Mortgage-backed investments involve risk of loss due to prepayments and, like any bond, due to default. Because of the sensitivity of mortgage-related securities to changes in interest rates, the Fund’s performance may be more volatile than if it did not hold these securities.
Management Discussion of Fund Performance
How did the Fund perform against its benchmark for the period ended March 31, 2008?
The Strategic Income Fund returned 3.43% (I Shares) for the 12 months ended March 31, 2008, underperforming its benchmark, the Strategic Income Hybrid Index—a 34/33/33% composite index of the Merrill Lynch AAA Treasury/Agency Master, the Merrill Lynch U.S. High Yield Master II and the Merrill Lynch Global Government Bond II ex U.S. Indexes—which returned 3.98% for the same period.
What factors influenced the Fund’s performance for the period ended March 31, 2008?
We pared back positions in leveraged buyout and lesser performing high yield issuers such as GMAC, along with sovereigns including Brazil (0.35% of the Fund) and Argentina and Japan. We instituted positions in the preferred stock of Bank of America (0.42% of the Fund) and Credit Suisse at attractive yields.1
Our opportunistic use of emerging markets debt and securitized assets was the primary reason for the first quarter underperformance of the Fund. While our exposure to high quality high yield outperformed its portion of the benchmark, our slight overweight to the sector detracted from performance. Our Treasury allocation cushioned returns when a flight to quality developed in the domestic capital markets. Our long position in the Yen early in the period and bullish position on domestic interest rates throughout the quarter added nominal value. The Fund continues to significantly outperform its benchmark over the standard longer term horizons.1
How do you plan to position the Fund, based on market conditions?
Our cautious approach over the past year has been prudent. We have avoided subprime mortgages, structured investment vehicles, auction rate securities, collateralized debt obligations and severely distressed financial companies. We focused instead on bonds with transparent income statements and balance sheets. In our quest for value, we are actively exploring non-Index solutions as well as those securities found in market indices.1
The Federal Reserve Board (the “Fed”) began an easing mode between September and March reducing the federal funds rate by 300 basis points (3.00%), which has established its willingness to stimulate the economy by lowering rates and providing liquidity to the banking system. In addition, multiple lending initiatives incorporating international support and the unprecedented ability for primary bond dealers to borrow from the Treasury has been put in place by the Federal Reserve. We believe that a government-sponsored homeowner mortgage bailout to forestall foreclosures may be necessary for a full economic recovery. A recession, however short-lived, seems likely but is not a certainty.

STRATEGIC INCOME FUND
This chart assumes an initial hypothetical investment of $10,000 made on 11/30/01. Total return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.
The Fund’s performance is compared to the Strategic Income Hybrid Index is composed of 34% of the Merrill Lynch AAA U.S. Treasury/Agency Master Index, 33% of the Merrill Lynch U.S. High Yield Master II Index and 33% of the Merrill Lynch Global Government Bond II ex U.S. Index. Merrill Lynch AAA U.S. Treasury/Agency Master Index tracks the performance of the combined U.S. Treasury and U.S. agency markets. Merrill Lynch U.S. High Yield Master II Index is a market-value weighed (higher market value bonds have more influence than lower market value bonds) index that tracks the performance of below investment grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market. Merrill Lynch Global Government Bond II ex U.S. Index is a subset of the Merrill Lynch Global Government Bond Index including Belgian, Danish, Irish, Italian, New Zealand, Portuguese, Spanish, and Swedish returns. These indices are unmanaged and do not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index.

		Average Annual Total Returns as of 3/31/08
					Since
Strategic Income Fund	Inception Date	1 Year	3 Year	5 Year	Inception

A Shares without sales charge	10/08/03	3.10%	3.74%	N/A	5.09%
with sales charge*		-1.75%	2.08%	N/A	3.94%

C Shares without CDSC	11/30/01	2.50%	3.08%	5.07%	4.74%
with CDSC*		1.53%	3.08%	5.07%	4.74%

I Shares	11/30/01	3.43%	4.03%	5.88%	5.47%

Merrill Lynch AAA U.S. Treasury/Agency Master Index		11.52%	6.46%	4.72%	—

Merrill Lynch U.S. High Yield Master II Index		-3.51%	4.90%	8.57%	—

Merrill Lynch Global Government Bond II ex U.S. Index		6.28%	4.99%	4.37%	—

Strategic Income Hybrid Index		3.98%	4.66%	5.39%	—

Prospectus Expense Ratio[1]	Gross

A Shares	1.05%

C Shares	1.75%

I Shares	0.75%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworthfunds.com.

*	Class A Share performance reflects the maximum front-end sales charge of 4.75% and Class C Shares reflect the maximum CDSC (contingent deferred sales charge) of 1.00% in year one only.

[1]	Additional information pertaining to the March 31, 2008 expense ratios can be found in the financial highlights.

TOTAL RETURN BOND FUND
Portfolio Manager(s)
•	Adrien Webb, CFA

•	Perry Troisi

•	Michael Rieger
Investment Concerns
Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.
Mortgage-backed investments involve risk of loss due to prepayments and, like any bond, due to default. Because of the sensitivity of mortgage-related securities to changes in interest rates, the Fund’s performance may be more volatile than if it did not hold these securities.
Management Discussion of Fund Performance
How did the Fund perform against its benchmark for the period ended March 31, 2008?
The Total Return Bond Fund returned 6.74% (I Shares) for the 12 months ended March 31, 2008, underperforming its benchmark, the Lehman Brothers U.S. Aggregate Index, which returned 7.67% for the same period.
What factors influenced the Fund’s performance for the period ended March 31, 2008?
Pricing anomalies developed in tax-free municipals as spreads soared. Municipals came under pressure when the monolines’ credit quality was questioned, auctions failed and short term rates declined rapidly. As these events converged and spreads widened, a rare opportunity for tax-exempt investors developed. Similar trends have formed in the Commercial Mortgage Backed Securities (CMBS) market. Despite little correlation to residential mortgage problems, CMBS spreads balloon as leveraged parties continue to sell. Concentrating primarily in the new issue corporate market, we added to industries that can withstand the possibility of an economic slowdown. We also used the backup in spreads to become neutral in the top banks and brokers. We believe selectively overweighting credit as the crisis deepens over time could provide alpha1 when spreads naturally recover.
The overwhelming majority of our underperformance came from the spread sectors, namely the securitized sector and corporates. Bouts of illiquidity in the non-agency MBS and CMBS sectors contributed to the decline despite a AAA average quality rating and the concentration in the most senior tranches. While security selection in corporates generated value, our overweight to the sector was compromised by continued spread widening. Foreign currency activity generated a slight disadvantage. Our curve steepener was beneficial in light of the Federal Reserve’s significant easing stance, and our void in government related issues was a positive contributor to Fund performance. High yield was removed in January but resulted in a nominal loss of relative return.2
How do you plan to position the Fund, based on market conditions?
Beginning in August, we avoided trouble by buying high quality bonds with superior asset protection. During the market decline, the Fund held no subprime mortgages, structured investment vehicles (SIVs), auction rate securities, collateralized debt obligations, leveraged derivatives or Bear Stearns, MBIA or Washington Mutual debt. We focused instead on less complex mortgage securities and corporate bonds with transparent income statements and balance sheets. When markets continued to lag this year, we further diversified our holdings.2
Treasuries doubled the returns of every other investment grade bond sector in the first quarter making security selection ever more important. In our quest for value, we are actively exploring both non-Index securities as well as those included in the broad market indices. We fully expect the negative market response to spread product to improve and we are positioned to succeed when it materializes.2

[1]	Alpha measures a fund’s risk-adjusted performance and represents the difference between a fund’s actual performance and its expected performance, given its level of risk as measured by beta.

TOTAL RETURN BOND FUND
This chart assumes an initial hypothetical investment of $10,000 made on 3/31/98. Total return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.
The Fund’s performance is compared to the Lehman Brothers U.S. Aggregate Index which is an index of U.S. bonds, which includes reinvestment of any earnings and is widely used to measure the overall performance of the U.S. bond market. The index is unmanaged and does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index.

	Average Annual Total Returns as of 3/31/08
Total Return Bond Fund	1 Year	3 Year	5 Year	10 Year

A Shares without sales charge	6.28%	4.47%	4.04%	5.15%
with sales charge*	1.24%	2.78%	3.03%	4.64%

C Shares without CDSC	5.68%	3.82%	3.73%	5.03%
with CDSC*	4.68%	3.82%	3.73%	5.03%

I Shares	6.74%	4.83%	4.39%	5.36%

Lehman Brothers U.S. Aggregate Index	7.67%	5.48%	4.58%	6.04%

Prospectus Expense Ratio[1]	Gross

A Shares	0.55%

C Shares	1.30%

I Shares	0.30%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworthfunds.com.

*	Class A Share performance reflects the maximum front-end sales charge of 4.75% and Class C Shares reflect the maximum CDSC (contingent deferred sales charge) of 1.00% in year one only.

†	The I Shares and C Shares were offered beginning on 10/11/04. The performance shown prior to such date is based on the performance of the Class I Shares of the Seix Core Bond Fund, the predecessor fund to the Total Return Bond Fund. The A Shares were offered beginning on 10/11/04. The performance shown from 1/25/02 to such date is based on the performance of the Class P Shares of the Seix Core Bond Fund. The performance shown prior to 1/25/02 is based on the performance of the Class I Shares of the Seix Core Bond Fund. The historical performance has not been adjusted to reflect A Share or C Share expenses. If it had been, the performance would have been lower.

[1]	Additional information pertaining to the March 31, 2008 expense ratios can be found in the financial highlights.

ULTRA-SHORT BOND FUND
Portfolio Manager(s)
•	Robert W. Corner

•	H. Rick Nelson

•	Chad Stephens
Investment Concerns
Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.
U.S. Government guarantees apply only to the underlying securities of the Fund’s portfolio and not the Fund’s shares.
Management Discussion of Fund Performance
How did the Fund perform against its benchmark for the period ended March 31, 2008?
The fiscal year ended March 31, 2008 presented many challenges for investors. The Ultra-Short Bond Fund successfully navigated this past year’s road bumps. The Fund returned 3.89% (I Shares) for the year placing it in the top quartile of the Lipper Ultra-Short Obligations Funds category. The average return for the Lipper category for the same time period was -0.24%. The Fund underperformed the 4.61% return for its benchmark index, the Citigroup 6 Month Treasury Bill Index.
What factors influenced the Fund’s performance for the period ended March 31, 2008?
The financial markets entered the year optimistically with the overnight federal funds rate steady at 5.25%, rising U.S. Treasury yields, a flat yield curve, relatively tight credit spreads, a stable economy, the S&P 500 at 1421, oil at $66 bbl, and only the beginning hints of a weakening housing market.
However, the end of the year (March 31, 2008) certainly portrayed a much different landscape: The Federal Reserve (the “Fed”) had lowered the Fed Funds rate to 2.25%, U.S. Treasury yields were lower, the yield curve had normalized (steeper), credit spreads were wider, the economy was on the brink of recession, the S&P 500 was down at 1323, oil was up to $102 bbl, and the housing market had cratered.
In this tumultuous environment, the Fund performed above its peer group due to the Fund’s relatively higher quality focus and better security selection. Specifically, the Fund avoided many of the financial names that were blemished in the collapse of the subprime mortgage market. In addition, the Fund had very limited exposure to subprime mortgage asset backed securities, and no exposure to collateralized debt obligations, structured investment vehicles, or asset-backed commercial paper.
The main drivers of our performance relative to the benchmark were our underweight allocation to U.S. Treasury securities, our allocation to corporate credit, especially floating rates securities, along with the allocation to mortgage backed securities (MBS).

ULTRA-SHORT BOND FUND

This chart assumes an initial hypothetical investment of $10,000 made on 4/15/02. Total return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.
The Fund’s performance is compared to the Citigroup 6 Month U.S. Treasury Bill Index which is a widely recognized index of the 6 Month U.S. Treasury Bills. The index is unmanaged and does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index.

		Average Annual Total Returns as of 3/31/08
Ultra-Short Bond Fund	Inception Date	1 Year	3 Year	5 Year	Since Inception

I Shares	04/15/02	3.89%	4.18%	3.00%	3.05%

Citigroup 6 Month U.S. Treasury Bill Index		4.61%	4.30%	3.01%	—

Prospectus Expense Ratio[1]	Gross

I Shares	0.32%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworthfunds.com.

[1]	Additional information pertaining to the March 31, 2008 expense ratios can be found in the financial highlights.

U.S. GOVERNMENT SECURITIES FUND
Portfolio Manager(s)
•	Perry Troisi

•	Michael Rieger
Investment Concerns
Mutual fund investing involves risk, including possible loss of principal. Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.
U.S. Government guarantees apply only to the underlying securities of the Fund’s portfolio and not the Fund’s shares.
The Fund is subject to the risk that principal value reacts in opposition to the movement of interests rates and that a rising interest rate environment increases the risk of loss of principal.
Mortgage-backed investments involve risk of loss due to prepayments and, like any bond, due to default. Because of the sensitivity of mortgage-related securities to changes in interest rates, the Fund’s performance may be more volatile than if it did not hold these securities.
Management Discussion of Fund Performance
How did the Fund perform against its benchmark for the period ended March 31, 2008?
The U.S. Government Securities Fund returned 8.04% (I Shares) for the 12 months ended March 31, 2008, underperforming its benchmark, the Lehman Brothers U.S. Government Bond Index, which returned 11.45% for the same period.
What factors influenced the Fund’s performance for the period ended March 31, 2008?
The Fund reduced its exposure to floating rate assets by selling adjustable rate CMOs and purchasing fixed rate 15 year FNMA discount pools and 30 year GNMA higher coupon pools that we believe will have less duration and prepayment risk in the current environment. Spread advantages have surfaced recently which have made the higher quality GNMA pools more attractive than both FHLMC and FNMA. Select Non-Agency MBS securities were also sold for liquidity purposes.1
Recent volatility in the mortgage market has caused spreads to widen relative to Treasury and Agency debentures. In addition, the added yield incentives of Agency CMOs and Non-Agency MBS, while retaining AAA quality, have recently been compromised by pricing anomalies in the market. Our overweight to mortgages and underweight to Treasuries during the flight to quality of Government securities resulted in lagging performance.1
How do you plan to position the Fund, based on market conditions?
Our cautious approach over the past year has been prudent. We have avoided subprime mortgages, structured investment vehicles, auction rate securities, collateralized debt obligations, and leveraged derivatives. We focused instead on less complex mortgage securities and bonds with transparent collateral. In our quest for value, we are actively exploring non-Index solutions as well as those securities found in market indices.
The Federal Reserve Board (the “Fed”) began an easing mode between September and March reducing the federal funds rate by 300 basis points (3.00%), which has established its willingness to stimulate the economy by lowering rates and providing liquidity to the banking system. In addition, multiple lending initiatives incorporating international support and the unprecedented ability for primary bond dealers to borrow from the Treasury has been put in place by the Fed. We believe that a government-sponsored homeowner mortgage bailout to forestall foreclosures may be necessary for a full economic recovery. A recession, however short-lived, seems likely but is not a certainty.

U.S. GOVERNMENT SECURITIES FUND
This chart assumes an initial hypothetical investment of $10,000 made on 3/31/98. Total return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.
Effective March 31, 2008, the Fund transitioned its benchmark from the Merrill Lynch Government/Mortgage Custom Index to the Lehman Brothers U.S. Government Bond Index to better reflect the Fund’s investment objective. The Lehman Brothers Government Bond Index is composed of the U.S. Treasury and U.S. Agency Indices. The U.S. Government Index includes Treasuries (public obligations of the U.S. Treasury that have remaining maturities of more than one year) and U.S. agency debentures (publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government). The U.S. Government Index is a component of the U.S. Government/Credit Index and the U.S. Aggregate Index. The Merrill Lynch Government/Mortgage Custom Index is a synthetic index created by combining, at their respective market weights (i) Merrill Lynch Government Master Index, which is a widely recognized index composed of U.S. Treasury securities and U.S. government agency securities with a maturity of at least 1 year; and (ii) Merrill Lynch Mortgage Master Index, which is a widely recognized index composed of mortgage-backed securities including 15 and 30 year single family mortgages in addition to aggregated pooled mortgages. These indices are unmanaged and do not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index.

		Average Annual Total Returns as of 3/31/08
U.S. Government Securities Fund		1 Year	3 Year	5 Year	10 Year

A Shares	without sales charge	7.72%	4.87%	3.47%	4.86%
	with sales charge*	2.64%	3.18%	2.47%	4.35%

C Shares	without CDSC	6.97%	4.15%	2.83%	4.27%
	with CDSC*	5.97%	4.15%	2.83%	4.27%

I Shares		8.04%	5.15%	3.83%	5.24%

Lehman Brothers U.S. Government
Bond Index		11.45%	6.44%	4.71%	6.18%

Merrill Lynch Government/Mortgage
Custom Index		9.75%	6.17%	4.80%	6.13%

Prospectus Expense Ratio[1]	Gross

A Shares	0.85%

C Shares	1.55%

I Shares	0.55%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworthfunds.com.

*	Class A Share performance reflects the maximum front-end sales charge of 4.75% and Class C Shares reflect the maximum CDSC (contingent deferred sales charge) of 1.00% in year one only.

[1]	Additional information pertaining to the March 31, 2008 expense ratios can be found in the financial highlights.

U.S. GOVERNMENT SECURITIES ULTRA-SHORT BOND FUND
Portfolio Manager(s)
•	Robert W. Corner

•	H. Rick Nelson

•	Chad Stephens
Investment Concerns
Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.
U.S. Government guarantees apply only to the underlying securities of the Fund’s portfolio and not the Fund’s shares.
The Fund is subject to the risk that principal value reacts in opposition to the movement of interests rates and that a rising interest rate environment increases the risk of loss of principal.
Management Discussion of Fund Performance
How did the Fund perform against its benchmark for the period ended March 31, 2008?
The fiscal year ended March 31, 2008 presented many challenges for investors. The U.S. Government Securities Ultra-Short Bond Fund (I Shares) successfully navigated this past year’s road bumps and outperformed many similar Funds. The Fund (I Shares) returned 5.41% for the year placing it in the top decile of the Lipper Ultra-Short Obligations Funds category. The average return for the Lipper category for the same time period was -0.24%.
The Fund’s return for the year compared favorably to the Citigroup 6 Month U.S. Treasury Bill index return of 4.59% for the year. The main drivers of the Fund’s performance relative to the benchmark was price appreciation as yields declined and the generally higher income level provided by adjustable rate mortgages.
What factors influenced the Fund’s performance for the period ended March 31, 2008?
The financial markets entered the year optimistically with the overnight federal funds rate steady at 5.41%, rising U.S. Treasury yields, a flat yield curve, relatively tight credit spreads, a stable economy, the S&P 500 at 1421, oil at $66 bbl, and only the beginning hints of a weakening housing market.
However, the end of the year (March 31, 2008) certainly portrayed a much different landscape: The Federal Reserve (the “Fed”) had lowered the fed funds rate to 2.25%, U.S. Treasury yields were lower, the yield curve had normalized (steeper), credit spreads were wider, the economy was on the brink of recession, the S&P 500 was down at 1323, oil was up to $102 bbl, and the housing market had cratered.
In this tumultuous environment, the Fund performed above its peer group due to the Fund’s sole focus on U.S. Government securities. Specifically, the Fund is not permitted to investment subprime mortgages, CDO’s, SIV’s, or ABCP. A majority of the Fund’s investments are U.S. Government Agency Adjustable Rate Mortgages (ARMs), which performed very well compared to many other mortgage backed securities.

U.S. GOVERNMENT SECURITIES ULTRA-SHORT BOND FUND
This chart assumes an initial hypothetical investment of $10,000 made on 4/11/02. Total return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.
The Fund’s performance is compared to the Citigroup 6 Month Treasury Bill Index which is a widely recognized index of the 6-Month U.S. Treasury Bills. The index is unmanaged and does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index.

		Average Annual Total Returns as of 3/31/08
U.S. Government Securities
Ultra-Short Bond Fund	Inception Date	1 Year	3 Year	5 Year	Since Inception

I Shares	04/11/02	5.41%	4.67%	3.23%	3.26%

Citigroup 6 Month Treasury Bill Index		4.59%	4.37%	3.15%	—

Prospectus Expense Ratio[1]	Gross

I Shares	0.37%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworthfunds.com.

[1]	Additional information pertaining to the March 31, 2008 expense ratios can be found in the financial highlights.

VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND
Portfolio Manager
•   George E. Calvert, Jr.
Investment Concerns
The geographical concentration of portfolio holdings in this fund may involve increased risk.
Mutual fund investing involves risk, including possible loss of principal. Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.
The Fund’s income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax.
The Fund is subject to the risk that principal value reacts in opposition to the movement of interests rates and that a rising interest rate environment increases the risk of loss of principal.
Management Discussion of Fund Performance
How did the Fund perform against its benchmark for the period ended March 31, 2008?
The Virginia Intermediate Municipal Bond Fund outperformed the Lipper Other Single State Intermediate Debt Funds Average1 for the
12-month period ended March 31, 2008, but underperformed the Fund’s benchmark index, the Lehman Brothers 5 Year Municipal Bond Index. The Fund returned 3.51% (I Shares) versus 2.54% for the Lipper average and 6.19% for the Lehman Brothers 5 Year Municipal Bond Index. The best returns were generated in the 1- to 7-year part of the yield curve where bond prices advanced. Bond prices declined for 15-year and longer maturities, pushing total returns into negative territory on 20-year and longer bonds. Market indices that are “bulleted” to 10-year and shorter maturities outperformed portfolios that use a wider portion of the yield curve.
What factors influenced the Fund’s performance for the period ended March 31, 2008?
The Fund held a lower duration portfolio than the Lipper peer group average and improved its overall credit quality during this period. Short- to intermediate-term bonds outperformed the long end as the curve steepened. Lower quality bonds underperformed as the market demanded wider spreads on bonds rated below AA, especially in sectors such as senior living and health care. The Fund benefited as some higher yielding paper was refunded. We outperformed the Lipper average by increasing weighting in the 3- to 15-year area and by reducing cash, very short bonds, and paper in the 15- to 20-year range. A reduced exposure to sectors that provide additional yield also assisted performance. The Lehman index is a high grade index that is concentrated in 4- to 6-year maturities where returns were greatest over this period. An index constructed in that manner would have outperformed a portfolio such as the Fund that used a wider maturity spectrum even though the Fund maintained a similar duration as the index.
How do you plan to position the Fund, based on market conditions?
We will continue to purchase a diversity of credits and seek a spread to AAA benchmarks with most investments while adhering to an overall high-grade orientation. The Fund will seek opportunities within the AA and AAA space that offer more yield than, for example, the best AAA rated, General Obligations. We will look for opportunities in lower rated bonds that are refunding candidates and bonds whose call features present opportunities for additional income compared to non-call bonds. The yield curve is much steeper than a year ago so the Fund should underweight the very short end and increase weighting in the 5- to 12-year part of the curve while maintaining duration at neutral or shorter to the peer group. We will hold a lower allocation to the 20-year area part of the curve than in the past and a smaller weighting in lower investment grade bonds as we expect to see the curve steepen further as the Federal Reserve lowers money market rates and inflation becomes more of a concern.

[1]	The Lipper Other Single States Intermediate Municipal Debt Funds Average consists of managed mutual funds that invest in municipal debt issues with dollar-weighted average maturities of five to ten years. It is not possible to invest directly in any index.

VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND
This chart assumes an initial hypothetical investment of $10,000 made on 3/31/98. Total return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.
The Fund’s performance is compared to the Lehman Brothers 5 Year Municipal Bond Index a widely recognized index of intermediate investment grade tax-exempt bonds. The index includes general obligation bonds, revenue bonds, insured bonds and pre-refunded bonds with maturities between 4 and 6 years. The index is unmanaged and does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index.

Virginia Intermediate		Average Annual Total Returns as of 3/31/08
Municipal Bond Fund†		1 Year	3 Year	5 Year	10 Year

A Shares	without sales charge	3.36%	3.60%	3.08%	3.95%
	with sales charge*	-1.51%	1.94%	2.09%	3.45%

C Shares	without CDSC	2.48%	2.89%	2.70%	3.77%
	with CDSC*	1.49%	2.89%	2.70%	3.77%

I Shares		3.51%	3.74%	3.21%	4.02%

Lehman Brothers 5 Year
Municipal Bond Index		6.19%	4.19%	3.42%	4.65%

Prospectus Expense Ratio[1]	Gross
A Shares	0.75%

C Shares	1.60%

I Shares	0.60%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworthfunds.com.

*	Class A Share performance reflects the maximum front-end sales charge of 4.75% and Class C Shares reflect the maximum CDSC (contingent deferred sales charge) of 1.00% in year one only.

†	The C Shares were offered beginning on 9/1/05. The C Shares performance between 1/11/93 to 9/1/05 is that of the I Shares of the Fund, and has not been adjusted to reflect C Share expenses. If it had been, performance would have been lower.

[1]	Additional information pertaining to the March 31, 2008 expense ratios can be found in the financial highlights.

PRIME QUALITY MONEY MARKET FUND
Portfolio Manager(s)
•	Michael G. Sebesta, CFA,

•	Kimberly C. Maichle, CFA

•	E. Dean Speer, CFA, CPA

•	Sonny Surkin

•	J.P. Yarusinski, CFA
Investment Concerns
An investment in the Prime Quality Money Market Fund (the “Fund”) is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.
Management Discussion of Fund Performance
What factors influenced the Fund’s performance for the period ended March 31, 2008?
The Fund reacted to the disruptions in credit markets and a slowdown in economic growth by assuming a more conservative stance and emphasizing liquidity and non-financial exposure. Over the period, the Federal Reserve (the “Fed”) responded to the slowing economy by aggressively easing interest rates by 300 basis points (3.00%). That aggressive easing by the Fed ultimately had an impact on the Fund that resulted in driving yields lower.
How do you plan to position the Fund, based on market conditions?
Our outlook is that the Fed will remain responsive to changing market conditions to guard against further disruptions in credit markets and steeper economic decline. We expect the economy will react positively to the large amount of economic stimulus and move towards stabilization and begin to slightly expand in the latter part of the year. We believe the portfolio is structured to benefit from stabilization in rates and an eventual steepening of the LIBOR1 curve by increasing the allocation to monthly and quarterly LIBOR based floaters.2
Yields and Maturity Distribution

Yields (as of March 31, 2008)	A Shares	C Shares	I Shares
7 Day Average Yield	2.49%	2.39%	2.64%
7 Day Effective Yield	2.52%	2.41%	2.67%
30 Day Average Yield	2.68%	2.58%	2.83%
Investment performance reflects voluntary fee waivers, which may be discontinued at any time. In absence of such fee waivers, yield would be reduced. However, due to rounding, the yields were not materially affected.
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworthfunds.com.
The yield quotation more closely reflects the current earnings of the Fund than the total return.

[1]	LIBOR is an interest rate at which banks can borrow funds, in marketable size, from other banks in the London interbank market. The LIBOR is fixed on a daily basis by the British Bankers’ Association. The LIBOR is derived from a filtered average of the world’s most creditworthy banks’ interbank deposit rates for larger loans with maturities between overnight and one full year.

TAX-EXEMPT MONEY MARKET FUND
Portfolio Manager
•	Michael G. Sebesta, CFA

•	Greg Hallman

•	Chris Carter, CFA
Investment Concerns
An investment in the Tax-Exempt Money Market Fund (the “Fund”) is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.
Management Discussion Of Fund Performance
What factors influenced the Fund’s performance for the period ended March 31, 2008?
The Fund managers reacted to the disruptions in credit markets and a slowdown in economic growth by assuming a more conservative stance and emphasizing liquidity and high quality tax-exempt securities and liquidity providers. Over the period, the Federal Reserve (the “Fed”) responded to the slowing economy by aggressively easing interest rates by 300 basis points (3.00%). That aggressive easing by the Fed ultimately had an impact on the Fund that resulted in driving yields lower.
How do you plan to position the Fund, based on market conditions?
Our outlook is that the Fed will remain responsive to changing market conditions to guard against further disruptions in credit markets and steeper economic decline. We expect the economy will react positively to the large amount of economic stimulus and move towards stabilization and begin to slightly expand in the latter part of the year. We believe the portfolio is structured to benefit from stabilization in rates and an eventual steepening of the short-term yield curve by increasing the allocation to slightly longer dated municipal securities.1
Yields and Maturity Distribution

Yields (as of March 31, 2008)	A Shares	I Shares
7 Day Average Yield	1.50%	1.65%
7 Day Effective Yield	1.51%	1.66%
30 Day Average Yield	1.82%	1.97%
Investment performance reflects voluntary fee waivers, which may be discontinued at any time. In absence of such fee waivers, yield would be reduced. However, due to rounding, the yields were not materially affected.
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworthfunds.com.
The yield quotation more closely reflects the current earnings of the Fund than the total return.

U.S. GOVERNMENT SECURITIES MONEY MARKET FUND
Portfolio Manager
•	Michael G. Sebesta, CFA

•	E. Dean Speer, CFA, CPA

•	Kimberly C. Maichle, CFA

•	Sonny Surkin

•	J.P. Yarusinski, CFA
Investment Concerns
An investment in the U.S. Government Securities Money Market Fund (the “Fund”) is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.
Management Discussion of Fund Performance
What factors influenced the Fund’s performance for the period ended March 31, 2008?
Credit markets were impacted dramatically during the period as write-downs on mortgage holdings rippled through the financial community. This combined with a general slowing in economic growth provoked the Federal Reserve (the “Fed”) to embark on a series of aggressive interest rate cuts that took the target rate from 5.25% to 2.25% at period end. During the period the Fund emphasized liquidity and worked to maximize liquidity by lengthening the weighted average maturity.1
How do you plan to position the Fund, based on market conditions?
Our outlook is that the Fed will remain responsive to changing market conditions to guard against further disruptions in credit markets and steeper economic decline. We expect the economy will react positively to the large amount of economic stimulus and move towards stabilization and begin to slightly expand in the latter part of the year. We see opportunity in floating rate agencies priced off one month and quarterly LIBOR2 as well as callable securities due to increased volatility, and will position the fund accordingly.1
Yields and Maturity Distribution

Yields (as of March 31, 2008)	A Shares	I Shares
7 Day Average Yield	1.73%	1.88%
7 Day Effective Yield	1.75%	1.90%
30 Day Average Yield	2.10%	2.25%
Investment performance reflects voluntary fee waivers, which may be discontinued at any time. In absence of such fee waivers, yield would be reduced. However, due to rounding, the yields were not materially affected.
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworthfunds.com.
The yield quotation more closely reflects the current earnings of the Fund than the total return.

[2]	LIBOR is an interest rate at which banks can borrow funds, in marketable size, from other banks in the London interbank market. The LIBOR is fixed on a daily basis by the British Bankers’ Association. The LIBOR is derived from a filtered average of the world’s most creditworthy banks’ interbank deposit rates for larger loans with maturities between overnight and one full year.

U.S. TREASURY MONEY MARKET FUND
Portfolio Manager(s)
•	Michael G. Sebesta, CFA

•	E. Dean Speer, CFA, CPA

•	Kimberly C. Maichle, CFA

•	Sonny Surkin

•	J.P. Yarusinski, CFA
Investment Concerns
An investment in the U.S. Treasury Money Market Fund (the “Fund”) is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.
Management Discussion of Fund Performance
What factors influenced the Fund’s performance for the period ended March 31, 2008?
Credit markets were impacted dramatically during the period as writed-owns on mortgage holdings rippled through the financial community. This, combined with a general slowing in economic growth, provoked the Federal Reserve (the “Fed”) to embark on a series of aggressive interest rate cuts that took the target rate from 5.25% to 2.25% at period end. During the period, the fund emphasized liquidity.1
How do you plan to position the Fund, based on market conditions?
Our outlook is that the Fed will remain responsive to changing market conditions to guard against further disruptions in credit markets and steeper economic decline. We expect the economy will react positively to the large amount of economic stimulus and move towards stabilization and begin to slightly expand in the latter part of the year. We anticipate continued volatility in the Treasury bill and Repurchase markets therefore we will position the Fund accordingly to help capture opportunities as they present themselves.1
Yields and Maturity Distribution

Yields(as of March 31, 2008)	A Shares	I Shares
7 Day Average Yield	0.54%	0.69%
7 Day Effective Yield	0.54%	0.69%
30 Day Average Yield	1.07%	1.22%
Investment performance reflects voluntary fee waivers, which may be discontinued at any time. In absence of such fee waivers, yield would be reduced. In absence of such fee waivers, yield would be reduced and the 7 Day Average Yield, 7 Day Effective Yield and 30 Day Average Yield would have been 0.48%, 0.48% and 0.99% (A Shares) and 0.63%, 0.63% and 1.14% (I Shares), respectively.
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworthfunds.com.
The yield quotation more closely reflects the current earnings of the Fund than the total return.

VIRGINIA TAX-FREE MONEY MARKET FUND
Portfolio Manager
•	Michael G. Sebesta, CFA

•	Greg Hallman

•	Chris Carter, CFA
Investment Concerns
An investment in the Virginia Tax-Free Money Market Fund (the “Fund”) is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.
Management Discussion of Fund Performance
What factors influenced the Fund’s performance for the period ended March 31, 2008?
The Fund managers reacted to the disruptions in credit markets and a slowdown in economic growth by assuming a more conservative stance and emphasizing liquidity and high quality tax-exempt securities and liquidity providers. Over the period, the Federal Reserve (the “Fed”) responded to the slowing economy by aggressively easing interest rates by 300 basis points (3.00%). That aggressive easing by the Fed ultimately had an impact on the Fund that resulted in driving yields lower.
How do you plan to position the Fund, based on market conditions?
Our outlook is that the Federal Reserve will remain responsive to changing market conditions to guard against further disruptions in credit markets and steeper economic decline. We expect the economy will react positively to the large amount of economic stimulus and move towards stabilization and begin to slightly expand in the latter part of the year. We believe the portfolio is structured to benefit from stabilization in rates and an eventual steepening of the short-term yield curve by increasing the allocation to slightly longer dated municipal securities.1
Yields and Maturity Distribution

Yields(as of March 31, 2008)	A Shares	I Shares
7 Day Average Yield	1.67%	1.81%
7 Day Effective Yield	1.68%	1.83%
30 Day Average Yield	1.99%	2.14%
Investment performance reflects voluntary fee waivers, which may be discontinued at any time. In absence of such fee waivers, yield would be reduced. However, due to rounding, the yields were not materially affected.
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.ridgeworthfunds.com.
The yield quotation more closely reflects the current earnings of the Fund than the total return.

This page is intentionally left blank.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2008  (Amounts in thousands, except Shares)
Georgia Tax-Exempt Bond Fund

	Shares or
	Principal
	Amount($)	Value($)
Municipal Bonds (93.6%)
Georgia (87.8%)
Association County Commissioners of Georgia Leasing Program, Georgia Public Purpose Project, COP, 5.250%, 04/01/21, Callable 04/01/14 @ 102, XLCA	2,680	2,776
Athens Housing Authority, Student Housing Lease Project, RB, 5.250%, 12/01/21, Callable 12/01/12 @ 100, AMBAC	1,000	1,033
Atlanta Airport Passenger Facility Charge, Ser J, RB, 5.000%, 01/01/34, Callable 01/01/15 @ 100, FSA	11,000	10,889
Atlanta Airport Project, Ser A, RB, AMT, 5.375%, 01/01/19, Callable 07/01/14 @ 100, FSA	5,000	5,142
Atlanta Airport Project, Ser B, RB, AMT, 6.000%, 01/01/18, Callable 01/01/10 @ 101, FGIC	2,150	2,208
Atlanta Urban Residential Financial Authority Multifamily, West End Housing Development Project, RB, AMT, 2.200%, 09/01/27, FNMA(a)	1,450	1,450
Augusta Water & Sewer Authority, RB, 5.250%, 10/01/34, Callable 10/01/14 @ 100, FSA	2,000	2,025
Augusta Water & Sewer Authority, RB, 5.250%, 10/01/39, Callable 10/01/14 @ 100, FSA	5,000	5,053
Barrow County, GO, 4.500%, 10/01/11, FGIC	1,255	1,317
Bartow County Georgia, GO, 4.500%, 08/01/13, MBIA	6,000	6,363
Brunswick Water & Sewer, Refunding & Improvement Project, RB, 6.100%, 10/01/14, MBIA	1,000	1,113
Burke County Development Authority, Pollution Control, Georgia Power Co., Plant Vogtle Project, RB, 3.750%, 10/01/32	1,500	1,508
Carroll County Water Authority, Water & Sewer, RB, 5.250%, 07/01/22, Callable 07/01/15 @ 100, FSA	1,000	1,054
Carrollton Payroll Development Authority, UWG Campus Center, RB, 5.250%, 08/01/27, Callable 08/01/14 @ 100, MBIA	1,000	1,023
Central Valdosta Development Authority, Lowndes County Judicial Project, RB, 5.250%, 06/01/21, Callable 06/01/13 @ 102, XLCA	1,885	1,945
Cherokee County Georgia Resource Recovery Development Authority, Solid Waste Disposal, RB, AMT, 5.000%, 07/01/37, Callable 07/01/17 @ 100, AMBAC	1,000	921
Cherokee County School System, GO, 5.000%, 08/01/13, MBIA	1,000	1,096
Cobb County Development Authority, Kennesaw State University Project, RB, 5.000%, 07/15/29, Callable 07/15/14 @ 100, MBIA	2,250	2,256

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2008  (Amounts in thousands, except Shares)
Georgia Tax-Exempt Bond Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Georgia—continued

Cobb County Development Authority, Kennesaw State University Project, Ser A, RB, 5.000%, 07/15/29, Callable 07/15/14 @ 100, MBIA	1,285	1,285
Cobb County Development Authority, Solid Waste Disposal, Georgia Waste Management Project, Ser A, RB, AMT, 5.000%, 04/01/33, Callable 04/01/16 @ 101	1,000	827
Cobb-Marietta County, Coliseum & Exhibit Hall Project, RB, 5.500%, 10/01/12, MBIA	940	995
College Park Business & Industrial Development Authority, Civic Center Project, RB, 5.750%, 09/01/20, Prerefunded 09/01/10 @ 102, AMBAC	3,000	3,293
Columbus Water & Sewer, RB, 5.000%, 05/01/30, Callable 05/01/16 @ 100, FSA	3,000	3,008
Coweta County Development Authority, Newnan Water, Sewer & Light Commission, RB, 5.000%, 07/01/25, Callable 07/01/15 @ 100, MBIA	1,000	1,016
Dalton Building Authority, Public School System Project, RB, 4.000%, 03/01/11, State Aid Withholding	2,895	2,991
Dekalb County Public Safety & Judicial Facilities Authority, Public Safety & Judicial Facility Project, RB, 5.000%, 12/01/29, Callable 01/01/14 @ 101, County Guaranteed	3,000	3,030
Dekalb County, Water & Sewer, RB, 5.125%, 10/01/31, Prerefunded 10/01/10 @ 101	2,200	2,367
Douglasville-Douglas County Water & Sewer Authority, RB, 5.625%, 06/01/15, Callable 06/01/08 @ 100, AMBAC	1,390	1,486
Forsyth County Water & Sewer Authority, RB, 6.250%, 04/01/17, Prerefunded 04/01/10 @ 101	1,000	1,086
Forsyth County Hospital Authority, Baptist Health Care System Project, RB, 6.375%, 10/01/28, ETM	1,000	1,148
Forsyth County Water & Sewer Authority, RB, 5.000%, 04/01/28, Callable 04/01/13 @ 100	1,700	1,707
Fulton County Development Authority, Cauley Creek Water Facilities, Ser A, RB, AMT, 5.500%, 02/01/17, Callable 02/01/11 @ 100, AMBAC	1,310	1,384
Fulton County Development Authority, Georgia Technology Foundation, Ser A, RB, 5.000%, 11/01/31, Callable 05/01/12 @ 100	1,000	994

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2008  (Amounts in thousands, except Shares)
Georgia Tax-Exempt Bond Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Georgia—continued

Fulton County Development Authority, Molecular Science Building Project, RB, 5.250%, 05/01/22, Callable 05/01/14 @ 100, MBIA	2,370	2,452
Fulton County Development Authority, Molecular Science Building Project, RB, 5.250%, 05/01/27, Callable 05/01/14 @ 100, MBIA	3,375	3,451
Fulton County Development Authority, Molecular Science Building Project, RB, 5.000%, 05/01/34, Callable 05/01/14 @ 100, MBIA	1,000	996
Fulton County Water & Sewer, RB, 5.000%, 01/01/16, Callable 07/01/08 @ 101, FGIC	1,630	1,654
Fulton County Water & Sewer, RB, 5.000%, 01/01/24, Callable 01/01/14 @ 100, FGIC	2,000	2,017
Fulton County Water & Sewer, RB, 5.250%, 01/01/35, Callable 01/01/14 @ 100, FGIC	2,000	2,017
Gainesville Redevelopment Authority, Educational Facilities, Riverside Military Academy, RB, 5.125%, 03/01/37, Callable 03/01/17 @ 100	4,100	3,227
Georgia Municipal Electric Authority, RB, 8.000%, 01/01/15, Callable 01/01/09 @ 100, ETM	1,900	2,343
Georgia State Private College & Universities Facilities Authority, Mercer University Project, RB, 6.400%, 11/01/11, MBIA, ETM	1,375	1,477
Georgia State Road & Tollway Authority, Federal Highway Grant, RAN, 5.000%, 06/01/14, MBIA	3,000	3,288
Georgia State Road & Tollway Authority, Federal Highway Grant, RAN, 5.000%, 06/01/18, Callable 06/01/16 @ 100, MBIA	2,650	2,845
Georgia State, Ser A, GO, 5.000%, 09/01/15	3,480	3,862
Georgia State, Ser C, GO, 5.500%, 07/01/14	4,700	5,322
Gwinnett County Development Authority, Public Schools Project, COP, 5.250%, 01/01/21, Prerefunded 01/01/14 @ 100, MBIA	2,910	3,234
Gwinnett County, Public Schools Project, COP, 5.250%, 01/01/25, Prerefunded 01/01/14 @ 100, MBIA	1,500	1,665
Henry County Water & Sewer Authority, Refunding & Improvements, Ser A, RB, 5.375%, 02/01/13, MBIA	1,290	1,424
Henry County Water & Sewer, RB, 6.150%, 02/01/20, AMBAC	2,100	2,430
Laurens County Georgia Public Facilities Authority, RB, 5.000%, 07/01/11, MBIA	1,000	1,069
Metropolitan Atlanta Rapid Transit Authority, Sales Tax, Ser A, RB, 5.250%, 07/01/21, FGIC	1,000	1,082

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2008  (Amounts in thousands, except Shares)
Georgia Tax-Exempt Bond Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Georgia—continued

Metropolitan Atlanta Rapid Transit Authority, Ser E, RB, 7.000%, 07/01/11, ETM	3,595	3,945
Milledgeville-Baldwin County Development Authority, Georgia College & State University Foundation, RB, 6.000%, 09/01/33, Prerefunded 09/01/14 @ 101	2,355	2,747
Municipal Electric Authority of Georgia, Combustion, Ser A, RB, 5.000%, 11/01/24, Callable 11/01/08 @ 100, MBIA	2,000	2,000
Newnan Hospital Authority, Newnan Hospital Project, RB, 5.500%, 01/01/16, Callable 01/01/13 @ 100, MBIA	1,435	1,533
Newnan Hospital Authority, Newnan Hospital Project, RB, 5.500%, 01/01/17, Callable 01/01/13 @ 100, MBIA	2,220	2,358
Oconee County Industrial Development Authority, OIIT Project, RB, 5.250%, 07/01/23, Callable 07/01/13 @ 100, XLCA	1,295	1,311
Oglethorpe County School District, GO, 5.000%, 08/01/20, Callable 08/01/18 @ 100	250	267
Oglethorpe County School District, GO, 5.000%, 08/01/22, Callable 08/01/18 @ 100	565	591
Paulding County School District, GO, 6.000%, 02/01/10, MBIA	715	758
Rockdale County Water & Sewer Authority, RB, 5.000%, 07/01/22, Callable 07/01/15 @ 100, FSA	1,965	2,035
Roswell Georgia, GO, 5.500%, 02/01/12, Callable 02/01/09 @ 101	1,000	1,036
Union County School District, GO, 5.000%, 10/01/11, State Aid Withholding	1,500	1,612
Upper Oconee Basin Water Authority, RB, 5.000%, 07/01/26, Callable 07/01/15 @ 100, MBIA	2,000	2,029
Valdosta & Lowndes County Hospital Authority, South Georgia Medical Center Project, RB, 5.250%, 10/01/27, Callable 10/01/12 @ 101, AMBAC	2,110	2,128
Valdosta & Lowndes County Hospital Authority, South Georgia Medical Center Project, RB, 5.000%, 10/01/33, Callable 10/01/17 @ 100, AMBAC	8,000	7,753
Walker, Dade & Catoosa Counties, Hutcheson Medical Project, Ser A, RB, 5.500%, 10/01/08, FSA	1,370	1,393
Washington County Georgia School District, GO, 4.250%, 12/01/10, State Aid Withholding	1,665	1,743

		156,883

Puerto Rico (5.8%)
Puerto Rico Commonwealth, Public Import, GO, 5.500%, 07/01/19, FSA	3,000	3,297

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2008  (Amounts in thousands, except Shares)
Georgia Tax-Exempt Bond Fund — concluded

	Shares or
	Principal
	Amount($)	Value($)
Puerto Rico—continued

Puerto Rico Electric Power Authority, Ser SS, RB, 5.000%, 07/01/24, Callable 07/01/15 @ 100, MBIA	1,000	1,007
Puerto Rico Highway & Transportation Authority, Ser AA, RB, 5.500%, 07/01/19, MBIA	2,500	2,679
Puerto Rico Infrastructure Financing Authority, Special Tax Revenue, Ser C, RB, 5.500%, 07/01/23, AMBAC	1,000	1,060
Puerto Rico Municipal Finance Agency, Ser A, GO, 5.000%, 08/01/30, Callable 08/01/15 @ 100, FSA	2,300	2,300

		10,343

Total Municipal Bonds		167,226

Money Market Fund (5.4%)
Federated Tax-Free Obligations Fund	7,043,579	7,044
SEI Tax Exempt Trust, Institutional Tax Free Fund	2,604,308	2,604

Total Money Market Fund		9,648

Total Investments (Cost $177,583)(b) — 99.0%		176,874
Other assets in excess of liabilities — 1.0%		1,806

Net Assets — 100.0%		$178,680

(a)	Variable or Floating Rate Security. Rate disclosed is as of March 31, 2008.

(b)	Represents cost for financial reporting purposes.

AMBAC	— Security insured by American Municipal Bond Assurance Corporation

AMT	— Alternative Minimum Tax Paper

COP	— Certificate of Participation

ETM	— Escrowed to Maturity

FGIC	— Security insured by Financial Guaranty Insurance Company

FNMA	— Security insured by Federal National Mortgage Association

FSA	— Security insured by Financial Security Assurance

GO	— General Obligation

MBIA	— Security insured by Municipal Bond Insurance Association

RAN	— Revenue Anticipation Note

RB	— Revenue Bond

XLCA	— Security insured by XL Capital Assurance, Inc.

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2008  (Amounts in thousands, except Shares)
High Grade Municipal Bond Fund

	Shares or
	Principal
	Amount($)	Value($)
Municipal Bonds (94.1%)
Alabama (2.5%)
Jefferson County Sewer, Ser B-8, RB, 5.250%, 02/01/11, Callable 02/01/10 @ 100, FSA	4,500	4,453

Alaska (2.3%)
Anchorage, Ser B, GO, 5.000%, 12/01/18, Callable 06/01/15 @ 100, MBIA	4,000	4,265

Arizona (1.1%)
Salt River Project Agricultural Improvement & Power District Electric System, Ser A, RB, 5.000%, 01/01/10	2,000	2,091

California (5.1%)
California State Economic Recovery, Ser B, GO, 5.000%, 07/01/23, Mandatory Put 03/01/11	5,500	5,787
Los Angeles Unified School District, Ser A-1, GO, 4.500%, 07/01/25, Callable 07/01/17 @ 100, MBIA	3,500	3,389

		9,176

Colorado (5.6%)
Adams County School District No 14, GO, 5.125%, 12/01/31, Callable 12/01/16 @ 100, FSA	5,000	5,047
Denver City & County Airport, Ser A, RB, AMT, 5.500%, 11/15/14, Callable 11/15/11 @ 100, FGIC	5,000	5,187

		10,234

Florida (24.9%)
Brevard County School Board, COP, 5.500%, 07/01/17, Prerefunded 07/01/12 @ 100, AMBAC	1,860	2,052
Brevard County School Board, COP, 5.500%, 07/01/18, Prerefunded 07/01/12 @ 100, AMBAC	3,015	3,326
Brevard County Utility Authority, RB, 5.250%, 03/01/13, Callable 03/01/12 @ 100, FGIC	1,000	1,071
Brevard County Utility Authority, RB, 5.250%, 03/01/14, Callable 03/01/12 @ 100, FGIC	1,000	1,063
Florida State Board of Education, Capital Outlay, Public Education Project, GO, 9.125%, 06/01/14, ETM	950	1,228
Florida State Board of Education, Capital Outlay, Public Education Project, Ser B, GO, 5.250%, 06/01/11, Callable 06/01/08 @ 101	1,000	1,014
Florida State Board of Education, Capital Outlay, Public Education Project, Ser B, GO, 5.375%, 06/01/18, Callable 06/01/12 @ 101, FGIC	2,130	2,264
Florida State Board of Education, Capital Outlay, Public Education Project, Ser D, GO, 5.375%, 06/01/15, Callable 06/01/12 @ 100	1,535	1,665
Florida State Board of Education, Capital Outlay, Public Education Project, Ser D, GO, 5.625%, 06/01/15, Callable 06/01/10 @ 101	1,235	1,316

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2008  (Amounts in thousands, except Shares)
High Grade Municipal Bond Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Florida—continued

Florida State Board of Education, Lottery, Ser A, RB, 5.375%, 07/01/15, Callable 07/01/12 @ 101, FGIC	3,500	3,785
Florida State Division of Bond Finance, Department of Environmental Protection & Preservation, Ser 2000-A, RB, 5.375%, 07/01/11, Callable 07/01/09 @ 101, FGIC	2,130	2,212
Greater Orlando Aviation Authority, Airport Facilities, RB, AMT, 5.500%, 10/01/17, FGIC	1,810	2,005
Hillsborough County Industrial Development Authority, University Community Hospital Project, RB, 6.500%, 08/15/19, MBIA	145	170
Jacksonville Health Facilities Authority, Charity Obligation Group, Ser C, RB, 5.750%, 08/15/13, Prerefunded 08/15/11 @ 101	3,090	3,245
Jacksonville Sales Tax, RB, 5.500%, 10/01/13, Callable 10/01/11 @ 100, AMBAC	1,435	1,537
Jacksonville Sales Tax, RB, 5.500%, 10/01/14, Callable 10/01/11 @ 100, AMBAC	1,200	1,285
Jacksonville Sales Tax, RB, 5.500%, 10/01/15, Callable 10/01/11 @ 100, AMBAC	1,550	1,660
Lee County Memorial Health Systems Hospital, Ser A, RB, 5.750%, 04/01/15, Callable 04/01/12 @ 100, FSA	1,000	1,099
Lee County Transportation Facility Authority, Ser A, RB, 5.500%, 10/01/13, Callable 10/01/11 @ 100, AMBAC	2,000	2,142
Manatee County Improvement Project, RB, 5.000%, 10/01/23, Callable 10/01/14 @ 100, FGIC	2,095	2,143
Miami Parking Facilities Authority, RB, 5.250%, 10/01/15, MBIA	1,000	1,089
Osceola County Tourist Development Tax Authority, Ser A, RB, 5.500%, 10/01/15, Callable 10/01/12 @ 100, FGIC	1,000	1,084
Pensacola Airport Authority, Ser A, RB, AMT, 6.250%, 10/01/09, AMBAC	505	526
Pensacola Airport Authority, Ser A, RB, AMT, 6.000%, 10/01/12, Callable 10/01/08 @ 102, MBIA	1,075	1,107
Polk County School District Sales Tax Authority, RB, 5.250%, 10/01/15, Callable 10/01/14 @ 100, FSA	2,000	2,203
Polk County Utility Systems Authority, RB, 6.000%, 10/01/08, FGIC, ETM	510	519
Tampa Guaranteed Entitlement Authority, RB, 6.000%, 10/01/18, AMBAC	500	563

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2008  (Amounts in thousands, except Shares)
High Grade Municipal Bond Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Florida—continued

Tampa Sales Tax Authority, Ser A, RB, 5.375%, 10/01/14, Callable 10/01/11 @ 101, AMBAC	1,640	1,763

		45,136

Illinois (11.8%)
Chicago Housing Authority, Capital Program, RB, 5.000%, 07/01/23, Callable 07/01/16 @ 100, FSA	5,000	5,125
Grundy Kendall & Will Counties Community School District No 201, GO, 5.750%, 10/15/20, Callable 10/15/18 @ 100, LOC: Assured Guaranty	3,500	3,924
Illinois Municipal Electric Agency Power Supply, Ser A, RB, 5.250%, 02/01/23, FGIC	6,000	6,144
Illinois State Toll Highway Authority, Ser A, RB, 5.000%, 01/01/18, Callable 07/01/15 @ 100, FSA	3,000	3,199
Illinois State Toll Highway Authority, Ser A-1, RB, 5.000%, 01/01/24, Callable 07/01/16 @ 100, FSA	3,000	3,073

		21,465

Maryland (4.2%)
Maryland State & Local Facilities, Ser 1, GO, 5.000%, 03/01/16	4,000	4,431
Maryland State Department of Transportation Consolidated Transportation, RB, 5.000%, 02/15/16	2,925	3,217

		7,648

Massachusetts (3.0%)
Massachusetts State, Consolidated Lien, Ser A, GO, 5.000%, 03/01/23, Prerefunded 03/01/15 @ 100, FSA	5,000	5,521

New York (3.5%)
New York, Ser G, GO, 5.000%, 08/01/19, Callable 02/01/16 @ 100, AMBAC	6,000	6,364

North Carolina (2.0%)
North Carolina State Grant Anticipation, RB, 5.000%, 03/01/19, Callable 03/01/17 @ 100, MBIA	3,405	3,642

Pennsylvania (2.8%)
Allegheny County Airport Authority, Pittsburgh International Airport, Ser B, RB, AMT, 5.000%, 01/01/18, MBIA	5,000	5,026

Puerto Rico (15.8%)
Puerto Rico Commonwealth Highway & Transportation Authority, RB, 5.250%, 07/01/15, Callable 07/01/13 @ 100, FGIC	5,860	6,085
Puerto Rico Commonwealth Highway & Transportation Authority, Ser G, RB, 5.250%, 07/01/15, Callable 07/01/13 @ 100, FGIC	3,000	3,184
Puerto Rico Commonwealth Infrastructure Financing Authority, Special Tax, Ser C, RB, 5.500%, 07/01/17, AMBAC	10,000	10,808
Puerto Rico Commonwealth Municipal Finance Agency, Ser A, RB, 5.250%, 08/01/14, Callable 08/01/12 @ 100, FSA	6,965	7,446

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2008  (Amounts in thousands, except Shares)
High Grade Municipal Bond Fund — concluded

	Shares or
	Principal
	Amount($)	Value($)
Puerto Rico—continued

Puerto Rico Commonwealth Municipal Finance Agency, Ser A, RB, 5.250%, 08/01/16, Callable 08/01/12 @ 100, FSA	1,020	1,090

		28,613

South Carolina (2.4%)
South Carolina State Public Service Authority, Ser A, RB, 5.000%, 01/01/17, Callable 01/01/14 @ 100, FSA	2,300	2,451
York County School District No 4, Fort Mill, GO, 5.000%, 03/01/34, Callable 03/01/14 @ 100, SCSDE	1,920	1,924

		4,375

Texas (5.1%)
Kermit Independent School District, GO, 5.250%, 02/15/37, Callable 02/15/17 @ 100, PSF-GTD	4,000	4,056
North Texas Tollway Authority, Ser A, RB, 6.000%, 01/01/25, Callable 01/01/18 @ 100	5,000	5,213

		9,269

Virginia (2.0%)
Fairfax County, Public Improvement, Ser A, GO, 5.000%, 04/01/15, LOC:
State Aid Withholding	3,225	3,569

Total Municipal Bonds		170,847

Money Market Fund (9.8%)
Federated Tax-Free Obligations Fund	8,734,257	8,734
SEI Tax Exempt Trust, Institutional Tax Free Fund	8,990,967	8,991

Total Money Market Fund		17,725

Total Investments (Cost $187,751)(a) — 103.9%		188,572
Liabilities in excess of other assets — (3.9)%		(7,086)

Net Assets — 100.0%		$181,486

(a)	Represents cost for financial reporting purposes.

AMBAC	— Security insured by American Municipal Bond Assurance Corporation

AMT	— Alternative Minimum Tax Paper

COP	— Certificate of Participation

ETM	— Escrowed to Maturity

FGIC	— Security insured by Financial Guaranty Insurance Company

FSA	— Security insured by Financial Security Assurance

GO	— General Obligation

LOC	— Letter of Credit

MBIA	— Security insured by Municipal Bond Insurance Association

PSF-GTD	— Security insured by Permanent School Fund Guarantee Program

RB	— Revenue Bond

SCSDE	— Security insured by South Carolina School Discount Enhancement

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2008  (Amounts in thousands, except Shares)
High Income Fund

	Shares or
	Principal
	Amount($)	Value($)
Bank Loans (7.5%)
Diversified Financial Services (5.1%)
Cenveo, Inc., 8.119%, 06/21/14(a)(b)	575	575
Clarke American Corp., 5.197%, 04/01/14(a)(b)	854	685
East Valley Tourist Development Authority, 9.440%, 08/06/14(a)(b)	1,400	1,387

		2,647

Telecommunication Services (2.4%)
Asurion Corp., 6.095%, 07/03/14(a)(b)	570	478
Wind Acquisition Holdings, 11.201%, 12/07/11(a)(b)	854	752

		1,230

Total Bank Loans		3,877

Corporate Bonds (80.1%)
Advertising (2.3%)
TL Acquisitions, Inc., 10.500%, 01/15/15, Callable 07/15/11 @ 105.25(b)	1,150	989
Valassis Communications, Inc., 8.250%, 03/01/15, Callable 03/01/11 @ 104.13	225	185

		1,174

Apparel (0.6%)
Levi Strauss & Co., 8.875%, 04/01/16, Callable 04/01/11 @ 104.44(c)	300	287

Auto Manufacturers (0.2%)
Tenneco, Inc., 8.125%, 11/15/15, Callable 11/15/11 @ 104.06(b)	110	109

Auto Parts & Equipment (2.9%)
Goodyear Tire & Rubber Co. (The), 8.663%, 12/01/09, Callable 04/21/08 @ 100(a)	1,525	1,515

Beverages (0.6%)
Constellation Brands, Inc., 8.375%, 12/15/14	320	330

Chemicals (3.2%)
Axcan Intermediate Holdings, Inc., 9.250%, 03/01/15, Callable 03/01/11 @ 106.94(b)	1,150	1,139
Ineos Group Holdings PLC, 8.500%, 02/15/16, Callable 02/15/11 @ 104.25(b)(c)	655	509

		1,648

Commercial Services (3.7%)
Aramark Services, Inc., 8.500%, 02/01/15, Callable 02/01/11 @ 104.25	350	351
Atlantic Broadband, Inc., 9.375%, 01/15/14, Callable 01/15/09 @ 104.69	675	594
Deluxe Corp., 7.375%, 06/01/15, Callable 06/01/11 @ 103.69	100	93
Deluxe Corp., Ser B, 5.125%, 10/01/14	225	184
Hertz Corp., 8.875%, 01/01/14, Callable 01/01/10 @ 104.44	85	80
Hertz Corp., 10.500%, 01/01/16, Callable 01/01/11 @ 105.25(c)	310	290
Iron Mountain, Inc., 8.625%, 04/01/13, Callable 04/07/08 @ 101.44	155	157
Iron Mountain, Inc., 7.750%, 01/15/15, Callable 04/07/08 @ 103.88	165	166

		1,915

Diversified Financial Services (11.3%)
Bank of America Corp., Ser K, 8.000%, 12/29/49, Callable 01/30/18 @ 100	575	576
Buffalo Thunder Development Authority, 9.375%, 12/15/14, Callable 12/15/10 @ 104.69(b)	160	120
Ford Motor Credit Co., 8.625%, 11/01/10	1,060	924

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2008  (Amounts in thousands, except Shares)
High Income Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Diversified Financial Services—continued

Galaxy Entertainment Finance Co., Ltd., 9.875%, 12/15/12, Callable 12/15/09 @ 104.94(b)	300	298
GMAC LLC, 6.875%, 09/15/11	600	459
GMAC LLC, 6.625%, 05/15/12	250	189
GMAC LLC, 8.000%, 11/01/31	600	430
Hexion US Finance Corp., 9.369%, 11/15/14, Callable 11/15/08 @ 102(a)	80	75
Hexion US Finance Corp., 9.750%, 11/15/14, Callable 11/15/10 @ 104.88	1,465	1,571
LVB Acquisition, Inc., 10.000%, 10/15/17, Callable 10/15/12 @ 105(b)	155	162
Nielsen Finance LLC, 10.000%, 08/01/14, Callable 08/01/10 @ 105	580	577
NSG Holdings LLC, 7.750%, 12/15/25(b)	475	461
Snoqualmie Enterprise Authority, 9.125%, 02/01/15, Callable 02/01/11 @ 104.56(b)	45	38

		5,880

Diversified Minerals (1.2%)
CII Carbon LLC, 11.125%, 11/15/15, Callable 11/15/11 @ 105.56(b)	175	156
FMG Finance Property Ltd., 10.625%, 09/01/16(b)	435	489

		645

Diversified Operations (1.1%)
Freeport-McMoRan Copper & Gold, Inc., 8.394%, 04/01/15, Callable 04/01/09 @ 102(a)	255	250
SPX Corp., 7.625%, 12/15/14(b)	330	340

		590

Electric (10.9%)
AES Corp. (The), 8.000%, 10/15/17	850	861
Aquila, Inc., 12.073%, 07/01/12	1,080	1,331
Energy Future Holdings, 10.875%, 11/01/17, Callable 11/01/12 @ 105.44(b)	485	490
InterGen NV, 9.000%, 06/30/17, Callable 06/30/12 @ 104.50(b)	295	308
Mirant North America LLC, 7.375%, 12/31/13, Callable 12/31/09 @ 103.69	525	530
Reliant Energy, Inc., 6.750%, 12/15/14, Callable 12/15/09 @ 103.38	1,205	1,226
Texas Competitive Electric Holdings LLC, 10.250%, 11/01/15, Callable 11/01/11 @ 105.13(b)	805	802
Texas Competitive Electric Holdings LLC, 10.250%, 11/01/15, Callable 11/01/11 @ 105.13(b)	125	125

		5,673

Entertainment (0.8%)
Mashantucket Pequot Tribe, 8.500%, 11/15/15, Callable 11/15/11 @ 104.25(b)	255	224
Pokagon Gaming Authority, 10.375%, 06/15/14, Callable 06/15/10 @ 105.19(b)	84	89
Shingle Springs Tribal Gaming Authority, 9.375%, 06/15/15, Callable 06/15/11 @ 104.69(b)	135	120

		433

Food (0.5%)
Smithfield Foods, Inc., 7.750%, 07/01/17	275	268

Forest Products & Paper (4.6%)
Abitibi-Consolidated, Inc., 13.750%, 04/01/11(b)	1,255	1,283
New Page Holding Corp., 10.000%, 05/01/12, Callable 05/01/09 @ 106(b)	55	56

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2008  (Amounts in thousands, except Shares)
High Income Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Forest Products & Paper—continued

New Page Holding Corp., 11.818%, 11/01/13, Callable 02/04/08 @ 102(a)	400	336
Rock-Tenn Co., 9.250%, 03/15/16, Callable 03/15/12 @ 104.63(b)	130	135
Verso Paper Holdings LLC, Ser B, 6.989%, 08/01/14, Callable 08/01/08 @ 102(a)	675	570

		2,380

Health Care (8.6%)
Boston Scientific Corp., 6.000%, 06/15/11	240	234
Community Health Systems, Inc., 8.875%, 07/15/15, Callable 07/15/11 @ 104.44(c)	510	512
HCA, Inc., 9.125%, 11/15/14, Callable 11/15/10 @ 104.56	25	26
HCA, Inc., 9.625%, 11/15/16, Callable 11/15/11 @ 104.81	1,440	1,494
Psychiatric Solutions, Inc., 7.750%, 07/15/15, Callable 07/15/10 @ 103.88	220	219
Tenet Healthcare Corp., 9.875%, 07/01/14	750	725
Universal Hospital Services, Inc., 8.288%, 06/01/15, Callable 06/01/09 @ 102(a)	1,200	1,068
Universal Hospital Services, Inc. (PIK), 8.500%, 06/01/15, Callable 06/01/11 @ 104.25	205	205

		4,483

Insurance (0.5%)
Crum & Forster Holdings Corp., 7.750%, 05/01/17, Callable 05/01/12 @ 103.88	260	246

Machinery Diversified (2.4%)
Chart Industries, Inc., 9.125%, 10/15/15, Callable 10/15/10 @ 104.56	1,250	1,225

Materials (0.5%)
Steel Dynamics, Inc., 7.750%, 04/15/16, Callable 04/15/12 @ 103.88(b)	280	280

Media (5.0%)
Clear Channel Communications, Inc., 7.650%, 09/15/10	135	143
EchoStar DBS Corp., 7.125%, 02/01/16	530	494
Kabel Deutschland GmbH, 10.625%, 07/01/14, Callable 07/01/09 @ 105.31	1,010	991
Mediacom Broadband LLC, 8.500%, 10/15/15, Callable 10/15/10 @ 104.25	670	563
Quebecor Media, Inc., 7.750%, 03/15/16, Callable 03/15/11 @ 103.88	165	151
Quebecor Media, Inc., 7.750%, 03/15/16, Callable 03/15/11 @ 103.88	270	246

		2,588

Miscellaneous Manufacturer (0.5%)
Koppers, Inc., 9.875%, 10/15/13, Callable 10/15/08 @ 104.94	239	251

Oil & Gas (7.8%)
Cie Generale De Geophysique, 7.500%, 05/15/15, Callable 05/15/10 @ 103.75	205	208
Cie Generale De Geophysique, 7.750%, 05/15/17, Callable 05/15/12 @ 103.88	85	86
Connacher Oil & Gas, 10.250%, 12/15/15, Callable 12/15/11 @ 105.13(b)	1,130	1,139
Forest Oil Corp., 7.250%, 06/15/19, Callable 06/15/12 @ 103.63	105	107
Mariner Energy, Inc., 8.000%, 05/15/17, Callable 05/15/12 @ 104	145	138

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2008  (Amounts in thousands, except Shares)
High Income Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Oil & Gas—continued

OPTI Canada, Inc., 7.875%, 12/15/14, Callable 12/15/10 @ 104.13	725	709
Southwestern Energy Co., 7.500%, 02/01/18(b)	185	191
United Refining Co., 10.500%, 08/15/12, Callable 08/15/08 @ 105.25	1,495	1,480

		4,058

Pipelines (2.5%)
Copano Energy LLC, 8.125%, 03/01/16, Callable 03/01/11 @ 104.06	170	176
Targa Resources, Inc., 8.500%, 11/01/13, Callable 11/01/09 @ 104.25	1,190	1,095

		1,271

Real Estate (0.9%)
American Real Estate Partners LP, 8.125%, 06/01/12, Callable 06/01/08 @ 104.06	75	73
American Real Estate Partners LP, 7.125%, 02/15/13, Callable 02/15/09 @ 103.56	460	418

		491

Semiconductors (0.1%)
Amkor Technologies, Inc., 9.250%, 06/01/16, Callable 06/01/11 @ 104.63	55	53

Telecommunication Services (6.6%)
Alltel Communications, 10.375%, 12/01/17, Callable 12/01/12 @ 105.19(b)	580	499
FairPoint Communications, Inc., 13.125%, 04/01/18, Callable 04/01/13 @ 106.56(b)	235	226
Intelsat Subsidiary Holding Co. Ltd., 8.250%, 01/15/13, Callable 01/15/09 @ 104.13	215	217
Nordic Telephone Co. Holdings, 8.875%, 05/01/16, Callable 05/01/11 @ 104.44(b)	185	179
PanAmSat Corp., 9.000%, 06/15/16, Callable 06/15/11 @ 104.50	840	846
Rural Cellular Corp., 8.250%, 03/15/12, Callable 04/07/08 @ 104.12	215	220
Telcordia Technologies, Inc., 8.008%, 07/15/12, Callable 07/15/08 @ 102(a)(b)	995	756
Wind Acquisition Finance SA, 10.750%, 12/01/15, Callable 12/01/10 @ 105.38(b)	375	382
Windstream Regatta Holdings, 11.000%, 12/01/17, Callable 12/01/12 @ 105.50(b)	155	95

		3,420

Transportation (0.8%)
Bristow Group, Inc., 7.500%, 09/15/17, Callable 09/15/12 @ 103.75(b)	425	427

Total Corporate Bonds		41,640

Preferred Stock (2.9%)
Financials (2.9%)
Credit Suisse, 7.900%, Callable 03/28/13 @ 25	60	1,500

Total Preferred Stock		1,500

U.S. Treasury Obligations (1.2%)
U.S. Treasury Notes (1.2%)
3.125%, 10/15/08	625	631

Total U.S. Treasury Obligations		631

Short-Term Investments (3.6%)
Credit Suisse Enhanced Liquidity Fund(d)	1,853,791	1,853

Total Short-Term Investments		1,853

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2008  (Amounts in thousands, except Shares)

High Income Fund — concluded

	Shares or
	Principal
	Amount($)	Value($)
Money Market Fund (5.3%)
RidgeWorth Institutional Cash Management Money Market Fund(e)	2,771,567	2,772

Total Money Market Fund		2,772

Total Investments (Cost $54,051)(f) — 100.6%		52,273
Liabilities in excess of other assets — (0.6)%		(293)

Net Assets — 100.0%		$51,980

(a)	Variable or Floating Rate Security. Rate disclosed is as of March 31, 2008.

(b)	Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Fund’s adviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees. These securities represent 31.7% of net assets as of March 31, 2008.

(c)	This security or a partial position of the security was on loan as of March 31, 2008. The total value of securities on loan as of March 31, 2008 in thousands was $1,767.

(d)	This security was purchased with cash collateral held from securities lending.

(e)	Affiliate investment.

(f)	Represents cost for financial reporting purposes.

PIK	— Payment in-kind

Credit Default Swap Agreements

		Notional	Fixed
Underlying Instrument	Counterparty	Amount($)	Rate(%)	Expiration Date	Value($)

Abitibi Consolidated, Inc.	JPMorgan	500	4.50	06/20/09	(100)
Brunswick	Bank of America	(575)	2.08	03/20/13	24
JC Penney	Deutsche Bank	(575)	2.30	03/20/13	9
Cigna Corp.	JPMorgan	(1,000)	1.44	03/20/13	(23)
Humana Inc.	JPMorgan	(1,000)	2.25	03/20/13	(14)

					(104)

At March 31, 2008, liquid assets totaling $8,488, in thousands, have been designated as collateral for open swap agreements.

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2008  (Amounts in thousands, except Shares)
Intermediate Bond Fund

	Shares or
	Principal
	Amount($)	Value($)
Asset-Backed Securities (1.9%)
Automobile ABS (0.9%)
Daimler Chrysler Auto Trust, Ser 2005-A, Cl A4, 3.740%, 02/08/10	219	220
Daimler Chrysler Auto Trust, Ser 2007-A, Cl A4, 5.280%, 03/08/13	1,514	1,551
Daimler Finance N.A., LLC, 6.500%, 11/15/13	3,474	3,662
Honda Auto Receivables Owner Trust, Ser 2006-3, Cl A4, 5.014%, 04/15/12	1,736	1,777

		7,210

Collateralized Loan Obligations ABS (0.3%)
Commercial Industrial Finance Corp., Ser 2006-1BA, ClB2L, 6.599%, 12/22/20(a)(b)	1,200	709
Marathon CLO Ltd., Ser 2005-2A, Cl D, 7.242%, 12/20/19(a)(b)	645	451
Muir Grove CLO Ltd., Ser 2007-1A, Cl B, 7.348%, 03/25/20(a)(b)	1,750	1,419

		2,579

Home Equity ABS (0.2%)
Citifinancial Mortgage Securities, Inc., Ser 2003-1, Cl AF5, 4.282%, 01/25/33(a)	1,390	1,372
Contimortgage Home Equity Loan Trust, Ser 1996-2, Cl A8, 7.900%, 07/15/27	42	39
Delta Funding Home Equity Loan Trust, Ser 1999-3, Cl A1F, 7.962%, 09/15/29(a)	4	4
Soundview Home Equity Loan Trust, Ser 2001-1, Cl A, 6.765%, 04/15/31(a)	7	7

		1,422

Utility ABS (0.5%)
CNH Equipment Trust, Ser 2007-C, Cl A3A, 5.210%, 12/15/11	2,534	2,574
MP Environmental Funding LLC, Ser 2007-A, Cl A1, 4.982%, 07/15/16	51	53
PECO Energy Transition Trust, Ser 2000-A, Cl A4, 7.650%, 03/01/10	1,144	1,207
PSE&G Transition Funding LLC, Ser 2001-1, Cl A8, 6.890%, 12/15/17	387	429

		4,263

Total Asset-Backed Securities		15,474

Collateralized Mortgage Obligations (10.5%)
Banc of America Commercial Mortgage, Inc., Ser 2004-4, Cl A3, 4.128%, 07/10/42	355	350
Banc of America Commercial Mortgage, Inc., Ser 2005-6 Cl A4, 5.181%, 09/10/47(a)	4,513	4,490
Banc of America Commercial Mortgage, Inc., Ser 2006-2, Cl A4, 5.740%, 05/10/45(a)	2,113	2,135
Banc of America Commercial Mortgage, Inc., Ser 2006-4, Cl A4, 2,056.410%, 07/10/46	530	528
Banc of America Mortgage Securities, Ser 2003-5, Cl 2A1, 5.000%, 07/25/18	6	6

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2008  (Amounts in thousands, except Shares)
Intermediate Bond Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Collateralized Mortgage Obligations—continued

Bear Stearns Commercial Mortgage Securities, Inc., Ser 2001-TOP2, Cl A2, 6.480%, 02/15/35	4,435	4,543
Bear Stearns Commercial Mortgage Securities, Inc., Ser 2005-PW10, Cl A4, 5.405%, 12/11/40(a)	3,347	3,360
Bear Stearns Commercial Mortgage Securities, Inc., Ser 2006-PW13, Cl A4, 5.540%, 09/11/41	430	426
Chase Commercial Mortgage Securities Corp., Ser 2000-3, Cl A2, 7.319%, 10/15/32	1,384	1,433
Citigroup/Deutsche Bank Commercial Mortgage Trust, Ser 2005-CD1, Cl A4, 5.225%, 07/15/44(a)	415	414
Citigroup/Deutsche Bank Commercial Mortgage Trust, Ser 2006-CD2, Cl A4, 5.362%, 01/15/46(a)	275	271
Commercial Mortgage Pass-Through Certificates, Ser 2005-C6, Cl A5A, 5.116%, 06/10/44(a)	3,892	3,848
Countrywide Alternative Loan Trust, Ser 2006-HY12, Cl A5, 6.174%, 08/25/36(a)	3,950	2,938
Countrywide Home Loans, Ser 2004-J1, Cl 1A1, 4.500%, 01/25/19	1,131	1,063
CS First Boston Mortgage Securities Corp., Ser 2001-CF2, Cl A4, 6.505%, 02/15/34(a)	1,136	1,172
Fannie Mae, Ser 2005-20, Cl PC, 5.000%, 07/25/24	1,341	1,355
Fannie Mae, Ser 2007-77, Cl TD, 5.500%, 01/25/36	1,344	1,307
Fannie Mae, Ser 2007-79, Cl TD, 5.000%, 01/25/34	1,375	1,304
Freddie Mac, Ser 3134, Cl PA, 5.000%, 09/15/18	1,008	1,025
Freddie Mac, Ser 3347, Cl AK, 5.000%, 07/15/37	3,524	3,604
Freddie Mac, Ser 3349, Cl HE, 5.500%, 07/15/36	2,525	2,544
Freddie Mac. Ser 2966, Cl NW, 5.069%, 08/15/25	1,576	1,599
GE Capital Commercial Mortgage Corp., Ser 2000-1, Cl A2, 6.496%, 01/15/33	2,828	2,894
GE Capital Commercial Mortgage Corp., Ser 2006-C1, Cl A4, 5.340%, 03/10/44(a)	360	356
Ginnie Mae, Ser 2007-27, Cl NV, 5.500%, 04/20/36	1,531	1,544
Ginnie Mae, Ser 2007-41, Cl PB, 5.500%, 09/20/36	1,589	1,582
GMAC Commercial Mortgage Securities, Inc., Ser 2000-C1, Cl A2, 7.724%, 03/15/33	1,973	2,040

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2008  (Amounts in thousands, except Shares)
Intermediate Bond Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Collateralized Mortgage Obligations—continued

GMAC Commercial Mortgage Securities, Inc., Ser 2001-C1, Cl A2, 6.465%, 04/15/34	2,424	2,480
Greenwich Capital Commercial Funding Corp., Ser 2006-GG7, Cl A4, 5.911%, 07/10/38(a)	3,082	3,146
GS Mortgage Securities Corp. II, Ser 2006-GG6, Cl A2, 5.506%, 04/10/38(a)	1,688	1,679
GS Mortgage Securities Corp. II, Ser 2006-GG8, Cl A4, 5.560%, 11/10/39(a)	375	371
JPMorgan Chase Commercial Mortgage Securities Corp., Ser 2005-LDP4, Cl A4, 4.918%, 10/15/42(a)	891	870
JPMorgan Chase Commercial Mortgage Securities Corp., Ser 2005-LDP5, Cl A4, 5.179%, 12/15/44(a)	2,636	2,628
JPMorgan Chase Commercial Mortgage Securities Corp., Ser 2006-CB15, Cl A4, 5.814%, 06/12/43(a)	560	565
JPMorgan Chase Commercial Mortgage Securities Corp., Ser 2006-CB16, Cl A4, 5.552%, 05/12/45	1,860	1,841
JPMorgan Chase Commercial Mortgage Securities Corp., Ser 2006-LDP6, Cl A4, 5.475%, 04/15/43(a)	385	381
JPMorgan Commercial Mortgage Finance Co., Ser 2000-C10, Cl A2, 7.371%, 08/15/32	2,598	2,677
LB-UBS Commercial Mortgage Trust, Ser 2000-C5, Cl A2, 6.510%, 12/15/26(a)	1,661	1,703
LB-UBS Commercial Mortgage Trust, Ser 2005-C5, Cl A4, 4.954%, 09/15/30	3,700	3,631
LB-UBS Commercial Mortgage Trust, Ser 2005-C7, Cl A4, 5.197%, 11/15/30(a)	792	788
LB-UBS Commercial Mortgage Trust, Ser 2006-C1, Cl A4, 5.228%, 02/15/31	790	769
LB-UBS Commercial Mortgage Trust, Ser 2006-C3, Cl A4, 5.661%, 03/15/39(a)	1,624	1,629
Merrill Lynch/Countrywide Commercial Mortgage Trust, Ser 2006-1, Cl A4, 5.427%, 02/12/39(a)	2,348	2,331
Morgan Stanley Capital I, Ser 2006-HQ10, Cl A4, 5.328%, 11/12/41(a)	790	770
Morgan Stanley Dean Witter Capital I, Ser 2001-TOP1, Cl A4, 6.660%, 02/15/33	2,560	2,645
Wachovia Bank Commercial Mortgage Trust, Ser 2005-C21, Cl A4, 5.210%, 10/15/44(a)	3,414	3,428

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2008  (Amounts in thousands, except Shares)
Intermediate Bond Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Collateralized Mortgage Obligations—continued

Washington Mutual Mortgage Pass-Through Certificates, Ser 2003-S5, Cl 2A, 5.000%, 06/25/18(a)	1,274	1,275
Washington Mutual Mortgage Pass-Through Certificates, Ser 2003-S7, Cl A1, 4.500%, 08/25/18	2,127	2,061

Total Collateralized Mortgage Obligations		85,798

Corporate Bonds (33.1%)
Aerospace/Defense (0.6%)
Lockheed Martin Corp., 4.121%, 03/14/13	2,171	2,174
United Technologies Corp., 4.875%, 05/01/15	2,216	2,255

		4,429

Airlines (0.5%)
Delta Air Lines, Inc., Cl A, 6.821%, 08/10/22(c)	4,483	4,323

Banks (2.9%)
Bank of America Corp., 7.400%, 01/15/11	5,851	6,265
Bank of America Corp., 5.375%, 09/11/12	3,475	3,615
Bank of New York Mellon, Ser G, 4.950%, 11/01/12	2,968	3,041
Bank of New York Mellon, Ser G, MTN, 4.500%, 04/01/13	1,522	1,533
Wachovia Corp., 5.300%, 10/15/11	3,241	3,272
Wachovia Corp., Ser G, 5.750%, 02/01/18	786	770
Wells Fargo & Co., 4.375%, 01/31/13	5,339	5,312

		23,808

Beverages (1.1%)
Coca-Cola Co., 5.350%, 11/15/17	3,796	3,961
Diageo Capital PLC, 5.200%, 01/30/13	1,529	1,582
SABMiller PLC, 6.200%, 07/01/11(c)	3,406	3,621

		9,164

Building Materials (0.2%)
Lafarge SA, 6.150%, 07/15/11	1,923	1,962

Commercial Services (0.8%)
Caterpillar Financial Services Corp., Ser F, 5.850%, 09/01/17	1,412	1,461
ERAC USA Finance Co., 5.800%, 10/15/12(c)	2,286	2,179
ERAC USA Finance Co., 5.600%, 05/01/15(c)	1,902	1,696
Xerox Corp., 5.500%, 05/15/12	1,495	1,508

		6,844

Computers (0.4%)
Hewlett-Packard Co., 4.500%, 03/01/13	1,473	1,495
IBM Corp., 5.700%, 09/14/17	1,752	1,835

		3,330

Consumer Staples (0.3%)
Kellogg Co., 4.250%, 03/06/13	2,233	2,226

Diversified Financial Services (9.8%)
ABX Financing Co., 5.750%, 10/15/16(c)	1,760	1,769
American Express Co., 6.150%, 08/28/17(d)	2,652	2,640
Citigroup, Inc., 5.125%, 05/05/14(d)	4,517	4,414
Citigroup, Inc., 6.000%, 08/15/17	1,351	1,332
Credit Suisse (USA), Inc., 6.125%, 11/15/11	2,886	3,049
Credit Suisse (USA), Inc., 6.500%, 01/15/12	1,504	1,599
Fund American Cos., Inc., 5.875%, 05/15/13	3,259	3,397
General Electric Capital Corp., Ser A, 5.450%, 01/15/13	6,027	6,313

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2008  (Amounts in thousands, except Shares)
Intermediate Bond Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Diversified Financial Services—continued

Goldman Sachs Group, Inc. (The), 4.750%, 07/15/13	2,566	2,495
Goldman Sachs Group, Inc. (The), 5.950%, 01/18/18	2,207	2,185
Household Finance Corp., 4.125%, 12/15/08	3,310	3,306
HSBC Finance Corp., 6.375%, 11/27/12	4,204	4,258
International Lease Finance Corp., Ser Q, 5.250%, 01/10/13	1,417	1,387
International Lease Finance Corp., Ser R, 5.625%, 09/15/10	1,971	1,987
International Lease Finance Corp., Ser R, 5.625%, 09/20/13	595	583
Janus Capital Group, Inc., 5.875%, 09/15/11	1,338	1,355
Jefferies Group, Inc., 5.875%, 06/08/14	2,896	2,878
JPMorgan Chase & Co., 6.625%, 03/15/12	4,843	5,149
JPMorgan Chase & Co., 5.375%, 10/01/12	2,860	2,970
Lazard Group LLC, 7.125%, 05/15/15	3,760	3,657
Lehman Brothers Holdings, Inc., MTN, 5.625%, 01/24/13	4,329	4,209
Merrill Lynch & Co., Inc., 5.770%, 07/25/11	30	30
Merrill Lynch & Co., Inc., Ser C, MTN, 6.050%, 08/15/12	4,587	4,659
Morgan Stanley, 5.300%, 03/01/13	6,966	6,943
Northern Trust Co., 5.200%, 11/09/12	3,539	3,732
TIAA Global Markets, 5.125%, 10/10/12(c)	3,575	3,699

		79,995

Electric (2.4%)
CenterPoint Energy, Inc., Ser A-4, 5.170%, 08/01/19	1,770	1,774
Enel Finance International, 5.700%, 01/15/13(c)(d)	6,885	7,126
Exelon Generation Co. LLC, 6.200%, 10/01/17	3,317	3,287
MidAmerican Energy Holdings Co., Ser D, 5.000%, 02/15/14	4,660	4,572
Nevada Power Co., Ser L, 5.875%, 01/15/15	670	657
Oncor Electric Delivery Co., 6.375%, 01/15/15	2,152	2,151

		19,567

Insurance (0.8%)
American International Group, Ser G, 5.600%, 10/18/16	3,880	3,805
MetLife, Inc., 5.000%, 06/15/15	1,269	1,247
Travelers Cos., Inc. (The), 5.375%, 06/15/12	1,567	1,626

		6,678

Media (1.3%)
News America Holdings, Inc., 9.250%, 02/01/13	2,391	2,774
Time Warner Cable, Inc., 5.850%, 05/01/17	5,896	5,644
Time Warner, Inc., 5.500%, 11/15/11	1,306	1,297
Viacom, Inc., 6.125%, 10/05/17	766	747

		10,462

Miscellaneous Manufacturer (1.6%)
Caterpillar, Inc., 5.700%, 08/15/16	5	5
Clorox Co., 5.450%, 10/15/12	1,435	1,477
General Electric Co., 5.000%, 02/01/13	1,932	2,001

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2008  (Amounts in thousands, except Shares)
Intermediate Bond Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Miscellaneous Manufacturer—continued

General Electric Co., 5.250%, 12/06/17	1,870	1,867
Kimberly-Clark Corp., 6.125%, 08/01/17	4,557	4,925
Siemens Financierings NV, 5.750%, 10/17/16(c)	2,350	2,406

		12,681

Oil & Gas (1.7%)
Air Products & Chemicals, Inc., 4.150%, 02/01/13	1,714	1,716
Enterprise Products Operating LP, Ser B, 5.600%, 10/15/14	3,418	3,420
Praxair, Inc., 4.625%, 03/30/15	4,615	4,663
Transocean, Inc., 6.000%, 03/15/18	2,990	3,076
Weatherford International Ltd., 4.950%, 10/15/13	535	545

		13,420

Pharmaceuticals (3.5%)
Abbott Laboratories, 5.600%, 11/30/17	4,824	5,047
Astrazeneca PLC, 5.900%, 09/15/17(d)	7,948	8,401
Covidien International Finance SA, 6.000%, 10/15/17(c)	2,858	2,946
Johnson & Johnson, 5.550%, 08/15/17	4,724	5,099
Merck & Co., Inc., 5.125%, 11/15/11	1,825	1,930
Schering-Plough, 6.000%, 09/15/17	4,142	4,163
Teva Pharmaceutical Finance LLC, 5.550%, 02/01/16	823	829

		28,415

Pipelines (1.1%)
CenterPoint Energy Resources Corp., Ser B, 7.875%, 04/01/13	2,503	2,780
El Paso Natural Gas, 5.950%, 04/15/17	590	579
Energy Transfer Partners, 6.700%, 07/01/18	4,889	4,925
Southern Natural Gas Co., 5.900%, 04/01/17(c)(d)	495	484

		8,768

Retail (1.4%)
J.C. Penney Corp., Inc., 5.750%, 02/15/18	467	431
Tesco PLC, 5.500%, 11/15/17(c)	3,306	3,373
Wal-Mart Stores, Inc., 5.800%, 02/15/18	7,289	7,639

		11,443

Software (0.1%)
Intuit, Inc., 5.750%, 03/15/17	658	637

Telecommunication Services (2.2%)
AT&T, Inc., 4.950%, 01/15/13	2,990	3,000
AT&T, Inc., 5.100%, 09/15/14	2,999	2,980
Cisco Systems, Inc., 5.500%, 02/22/16	3,113	3,221
Comcast Corp., 4.950%, 06/15/16	1,606	1,495
Rogers Wireless, Inc., 7.500%, 03/15/15	1,464	1,538
Verizon Communications, Inc., 5.550%, 02/15/16	1,542	1,534
Vodafone Group PLC, 5.500%, 06/15/11	4,148	4,218

		17,986

Transportation (0.4%)
United Parcel Service, Inc., 4.500%, 01/15/13	3,045	3,155

Total Corporate Bonds		269,293

U.S. Government Agency Mortgages (7.3%)
Fannie Mae (3.3%)
5.725%, 03/01/12	209	218
6.260%, 05/01/12	301	320
5.000%, 04/15/20	24,255	24,482

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2008  (Amounts in thousands, except Shares)
Intermediate Bond Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Fannie Mae—continued

5.500%, 09/01/34	18	18
5.397%, 06/25/36	2,752	2,842

		27,880

Freddie Mac (3.6%)
6.500%, 08/01/08	15	15
4.500%, 04/17/23	16,265	16,164
5.500%, 07/15/27	1,674	1,723
5.500%, 11/15/28	2,995	3,095
5.500%, 05/15/29	3,050	3,148
5.500%, 01/15/30	4,754	4,913

		29,058

Ginnie Mae (0.4%)
4.449%, 03/16/25	315	319
4.811%, 05/16/27	423	432
4.271%, 01/16/28	373	376
3.760%, 09/16/28	420	420
4.300%, 07/16/29	186	187
5.375%, 02/16/31(a)	400	413
5.270%, 03/16/37(a)	400	410

		2,557

Total U.S. Government Agency Mortgages		59,495

Municipal Bonds (3.5%)
California State Department Water Resource Power Supply, Ser A, RB, 5.500%, 05/01/16, Prerefunded 05/01/12 @ 101, AMBAC	1,150	1,279
Chicago Illinois Board of Education, Ser C, GO, 5.000%, 12/01/31, Prerefunded 12/01/11 @ 100, FSA	1,450	1,570
Cincinnati Ohio City School District, Classroom Facilities Construction & Improvement, GO, 5.000%, 12/01/31, Prerefunded 12/01/13 @ 100, FSA	2,765	3,045
Clark County Washington School District No. 37, Vancouver, Ser B, GO, 5.750%, 12/01/15, Prerefunded 12/01/11 @ 100, SBG	1,535	1,701
Indianapolis Local Public Improvement Bond Bank, Waterworks Project, Ser A, RB, 5.250%, 07/01/33, Prerefunded 07/01/12 @ 100, MBIA	4,015	4,394
Lincoln Nebraska Electricity System, RB, 5.250%, 09/01/17, Prerefunded 09/01/11 @ 100	2,365	2,570
Metropolitan Transportation Authority, Ser B, RB, 5.250%, 11/15/32, Prerefunded 11/15/13 @ 100	2,900	3,240
Pennsylvania State Turnpike Commission, Registration Fee, RB, 5.125%, 07/15/23, Prerefunded 07/15/11 @ 101, AMBAC	2,055	2,230
San Antonio Independent School District Building, Ser A, GO, 5.000%, 08/15/31, Prerefunded 08/15/11 @ 100, PSF-GTD	3,610	3,884

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2008  (Amounts in thousands, except Shares)
Intermediate Bond Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Municipal Bonds—continued

Tacoma Washington Electric Systems, Ser A, RB, 5.750%, 01/01/18, Prerefunded 01/01/11 @ 101, FSA	1,365	1,494
University of Texas Permanent University Fund, Ser B, RB, 4.750%, 07/01/30, Prerefunded 07/01/14 @ 100	2,760	3,007

Total Municipal Bonds		28,414

U.S. Treasury Obligations (40.6%)
U.S. Treasury Notes (40.6%)
3.125%, 10/15/08	1,500	1,514
4.000%, 04/15/10(d)	112,461	117,785
4.250%, 10/15/10(d)	69,101	73,593
4.375%, 12/15/10(d)	23,428	25,085
4.875%, 04/30/11	33,535	36,537
4.125%, 08/31/12	37,145	39,847
3.625%, 12/31/12(d)	15,877	16,729
3.500%, 02/15/18(d)	19,375	19,487

Total U.S. Treasury Obligations		330,577

Short-Term Investments (33.7%)
Credit Suisse Enhanced Liquidity Fund(e)	274,032,601	274,033

Total Short-Term Investments		274,033

Money Market Fund (11.5%)
RidgeWorth Institutional Cash Management Money Market Fund(f)	93,245,965	93,246

Total Money Market Fund		93,246

Total Investments (Cost $1,143,186)(g) — 142.1%		1,156,331
Liabilities in excess of other assets — (42.1)%		(342,604)

Net Assets — 100.0%		$813,727

(a)	Variable or Floating Rate Security. Rate disclosed is as of March 31, 2008.

(b)	The Fund’s adviser has deemed this security to be illiquid based upon procedures approved by the Board of Trustees. The illiquid securities held by the Fund as of March 31, 2008 are identified below (in thousands):

Issue	Acquisition	Cost	Par	Value	Percent of
Description	Date	($)	($)	($)	Net Assets(%)
Commercial Industrial Finance Corp.	07/20/07	854	1,200	709	0.08
Marathon CLO Ltd.	07/19/07	516	645	451	0.06
Muir Grove CLO Ltd.	09/25/07	1,744	1,750	1,419	0.17

(c)	Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Fund’s adviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees. These securities represent 4.1% of net assets as of March 31, 2008.

(d)	This security or a partial position of the security was on loan as of March 31, 2008. The total value of securities on loan as of March 31, 2008 in thousands was $264,853.

(e)	This security was purchased with cash collateral held from securities lending.

(f)	Affiliate investment.

(g)	Represents cost for financial reporting purposes.

AMBAC	— Security insured by American Municipal Bond Assurance Corporation

FSA	— Security insured by Financial Security Assurance

GO	— General Obligation

MBIA	— Security insured by Municipal Bond Insurance Association

MTN	— Medium Term Note

RB	— Revenue Bond

SBG	— School Board Guaranty

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2008  (Amounts in thousands, except Shares)
Intermediate Bond Fund — continued

Credit Default Swap Agreements

		Notional	Fixed	Expiration
Underlying Instrument	Counterparty	Amount($)	Rate(%)	Date	Value($)

Republic of Brazil	Citibank N.A.	1,485	2.10	03/20/13	28
Brunswick Corp.	Merrill Lynch	(120)	1.15	03/20/17	13
Brunswick Corp.	Merrill Lynch	(500)	1.20	03/20/17	54
Centex Corp.	Credit Suisse First Boston	(620)	2.65	09/20/17	46
Gannett Co.	Citibank N.A.	(500)	0.83	06/20/17	48
Istar Financial, Inc.	Citibank N.A.	(120)	0.70	03/20/17	35
Istar Financial, Inc.	Citibank N.A.	(500)	0.88	03/20/17	144
Aetna, Inc	Merrill Lynch	(1,005)	1.43	06/20/13	(24)
Dow Jones CDX Indicies; Series 10	Barclays Bank PLC	9,645	1.55	06/20/13	58
Colombia Government	Merrill Lynch	725	1.68	01/20/13	(13)
Carnival Corp.	JPMorgan	(790)	0.70	09/20/17	40
Dow Chemical Co.	Barclays Bank PLC	(620)	0.67	09/20/17	13
Gannett Co.	Citibank N.A.	(120)	0.81	06/20/17	12
Norfolk Southern Corp.	JPMorgan	(1,005)	0.73	06/20/13	(4)
Valero Energy Corp.	Morgan Stanley	(1,005)	1.29	06/20/13	(5)
UBS AG	Morgan Stanley	(1,005)	1.80	06/20/13	(20)

					425

Interest Rate Swaps

		Notional	(Pay)/Receive	Fixed	Expiration
Underlying Instrument	Counterparty	Amount($)	Floating Rate	Rate(%)	Date	Value($)

2-Year New Zealand Bill	UBS	4,274	Receive	8.55	2/26/2010	20
26X1 TIIE	Citi	9,356	Receive	7.55	3/2/2010	3
2-Year New Zealand Bill	UBS	4,176	Receive	8.39	3/6/2010	9
5-Year CLP	Barclays Capital	2,091	Receive	6.42	1/25/2013	(84)

						(52)

At March 31, 2008, liquid assets totaling $49,958, in thousands, have been designated as collateral for open swap agreements.

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2008  (Amounts in thousands, except Shares)
Intermediate Bond Fund — concluded

At March 31, 2008 the Fund’s foreign currency contracts were as follows:

		Contract
		Amount	Contract		Unrealized
	Delivery	in Local	Value in	Market	Appreciation
Currency	Date	Currency	USD($)	Value($)	(Depreciation)($)

Short:
Australian Dollar	04/29/08	864	756	786	(30)
Australian Dollar	05/28/08	1,682	1,542	1,526	16
Australian Dollar	06/03/08	1,684	1,561	1,526	35
Australian Dollar	05/28/08	1,721	1,597	1,561	36
Brazilian Real	04/25/08	1,360	768	772	(4)
Brazilian Real	06/13/08	2,756	1,616	1,550	66
Canadian Dollar	04/23/08	9,556	9,295	9,309	(14)
Chilean Peso	04/23/08	353,350	743	808	(65)
Chinese Yuan Renminbi	07/21/08	7,048	978	1,042	(64)
Chinese Yuan Renminbi	07/21/08	10,590	1,469	1,566	(97)
Euro	04/11/08	450	651	711	(60)
Euro	05/19/08	6,640	9,665	10,462	(797)
Euro	06/03/08	525	801	826	(25)
Euro	06/03/08	1,041	1,615	1,639	(24)
British Pound	04/24/08	4,765	9,295	9,440	(145)
British Pound	04/29/08	759	1,495	1,503	(8)
British Pound	06/03/08	798	1,580	1,576	4
British Pound	06/04/08	401	790	791	(1)
British Pound	06/27/08	4,874	9,665	9,606	59
Japanese Yen	04/16/08	78,136	730	785	(55)
Japanese Yen	04/16/08	1,960,012	18,310	19,685	(1,375)
Norwegian Krone	06/04/08	4,145	799	810	(11)
Norwegian Krone	06/04/08	4,165	809	814	(5)
Norwegian Krone	06/18/08	8,206	1,578	1,601	(23)
New Romanian Leu	04/11/08	1,666	660	704	(44)
New Romanian Leu	05/15/08	3,936	1,545	1,652	(107)
New Zealand Dollar	05/22/08	1,971	1,540	1,535	5
Turkish Lira	04/07/08	708	590	530	60
Turkish Lira	05/13/08	1,932	1,545	1,427	118
Turkish Lira	05/27/08	960	780	705	75
Turkish Lira	06/04/08	2,010	1,595	1,472	123
South African Rand	05/08/08	6,029	770	738	32
South African Rand	06/03/08	12,206	1,580	1,484	96

Total Short Contracts			$88,713	$90,942	$(2,229)

Long:
Australian Dollar	04/29/08	864	750	786	36
Australian Dollar	05/28/08	1,710	1,570	1,551	(19)
Australian Dollar	05/28/08	1,694	1,580	1,536	(44)
Australian Dollar	06/03/08	1,684	1,580	1,526	(54)
Australian Dollar	06/17/08	1,718	1,600	1,553	(47)
Australian Dollar	06/17/08	1,729	1,605	1,563	(42)
Brazilian Real	04/25/08	1,360	745	772	27
Brazilian Real	06/13/08	1,379	805	776	(29)
Brazilian Real	06/13/08	1,377	805	775	(30)
Brazilian Real	06/17/08	2,754	1,600	1,548	(52)
Chilean Peso	04/23/08	353,350	740	808	68
Chinese Yuan Renminbi	07/21/08	7,048	975	1,042	67
Chinese Yuan Renminbi	07/21/08	10,590	1,465	1,566	101
Euro	04/11/08	450	660	711	51
Euro	06/03/08	1,041	1,580	1,639	59
Euro	06/03/08	525	795	826	31
Euro	05/19/08	6,640	10,328	10,462	134
British Pound	04/29/08	759	1,481	1,503	22
British Pound	06/03/08	798	1,600	1,575	(25)
British Pound	06/04/08	401	803	790	(13)
Japanese Yen	04/16/08	78,136	737	785	48
Japanese Yen	04/16/08	1,960,012	18,476	19,685	1,209
Norwegian Krone	06/04/08	4,145	790	810	20
Norwegian Krone	06/04/08	4,165	800	814	14
Norwegian Krone	06/18/08	8,206	1,600	1,601	1
New Romanian Leu	04/11/08	1,666	639	704	65
New Romanian Leu	05/15/08	3,936	1,628	1,652	24
New Zealand Dollar	05/22/08	985	794	768	(26)
New Zealand Dollar	05/22/08	985	782	768	(14)
Peruvian New Sol	04/23/08	2,163	740	791	51
Peruvian New Sol	04/23/08	2,189	755	800	45
Turkish Lira	06/04/08	2,010	1,608	1,471	(137)
Turkish Lira	04/07/08	708	589	530	(59)
Turkish Lira	05/13/08	1,932	1,566	1,427	(139)
Turkish Lira	05/27/08	960	767	705	(62)
South African Rand	05/08/08	6,029	757	738	(19)
South African Rand	06/03/08	12,205	1,588	1,484	(104)

Total Long Contracts			$67,683	$68,841	$1,158

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2008  (Amounts in thousands, except Shares)
Investment Grade Bond Fund

	Shares or
	Principal
	Amount($)	Value($)
Asset-Backed Securities (3.3%)
Automobile ABS (0.9%)
Daimler Chrysler Auto Trust, Ser 2005-A, Cl A4, 3.740%, 02/08/10	1,443	1,446
Daimler Chrysler Auto Trust, Ser 2007-A, Cl A4, 5.280%, 03/08/13	1,062	1,088
Honda Auto Receivables Owner Trust, Ser 2006-3, Cl A4, 5.014%, 04/15/12	1,210	1,239

		3,773

Collateralized Loan Obligations ABS (0.5%)
Commercial Industrial Finance Corp., Ser 2006-1BA, Cl B2L, 6.599%, 12/22/20(a)(b)	960	567
Marathon CLO Ltd., Ser 2005-2A, Cl D, 7.242%, 12/20/19(a)(b)	515	360
Muir Grove CLO Ltd., Ser 2007-1A, Cl B, 7.348%, 03/25/20(a)(b)	1,450	1,176

		2,103

Credit Card ABS (0.2%)
Citibank Credit Card Issuance Trust, Ser 2008-A7, Cl A7, 4.150%, 07/07/17	1,000	946

Home Equity ABS (0.3%)
Citifinancial Mortgage Securities, Inc., Ser 2003-1, Cl AF5, 4.282%, 01/25/33(a)	975	962

Utility ABS (1.4%)
Centerpoint Energy Transition Bond Co., Ser 2008-A, Cl A2, 5.234%, 02/01/23(a)	1,621	1,588
CNH Equipment Trust, Ser 2007-C, Cl A3A, 5.210%, 12/15/11	1,691	1,719
MP Environmental Funding LLC, Ser 2007-A, Cl A1, 4.982%, 07/15/16	1,211	1,252
PECO Energy Transition Trust, Ser 2000-A, Cl A4, 7.650%, 03/01/10	839	885
PSE&G Transition Funding LLC, Ser 2001-1, Cl A8, 6.890%, 12/15/17	295	327

		5,771

Total Asset-Backed Securities		13,555

Collateralized Mortgage Obligations (17.1%)
Banc of America Commercial Mortgage, Inc., Ser 2004-4, Cl A3, 4.128%, 07/10/42	2,375	2,345
Banc of America Commercial Mortgage, Inc., Ser 2006-2, Cl A4, 5.740%, 05/10/45(a)	1,674	1,691
Banc of America Commercial Mortgage, Inc., Ser 2006-4, Cl A4, 5.630%, 07/10/46	1,675	1,669
Bear Stearns Commercial Mortgage Securities, Inc., Ser 2001-TOP2, Cl A2, 6.480%, 02/15/35	2,540	2,601
Bear Stearns Commercial Mortgage Securities, Inc., Ser 2006-PW13, Cl A4, 5.540%, 09/11/41	1,385	1,372
Chase Commercial Mortgage Securities Corp., Ser 2000-3, Cl A2, 7.319%, 10/15/32	1,025	1,061
Citigroup/Deutsche Bank Commercial Mortgage Trust, Ser 2005-CD1, Cl A4, 5.225%, 07/15/44(a)	2,995	2,990
Commercial Mortgage Pass-Through Certificates, Ser 2005-C6, Cl A5A, 5.116%, 06/10/44(a)	3,082	3,047

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2008  (Amounts in thousands, except Shares)
Investment Grade Bond Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Collateralized Mortgage Obligations—continued

Countrywide Alternative Loan Trust, Ser 2006-HY12, Cl A5, 6.174%, 08/25/36(a)	3,004	2,234
Countrywide Home Loans, Ser 2004-J1, Cl 1A1, 4.500%, 01/25/19	861	809
CS First Boston Mortgage Securities Corp., Ser 2001-CF2, Cl A4, 6.505%, 02/15/34(a)	762	786
Fannie Mae, Ser 2005-20, Cl PC, 5.000%, 07/25/24	1,007	1,018
Fannie Mae, Ser 2007-77, Cl TD, 5.500%, 01/25/36	1,021	993
Fannie Mae, Ser 2007-79, Cl TD, 5.000%, 01/25/34	1,150	1,091
Freddie Mac, Ser 3134, Cl PA, 5.000%, 09/15/18	761	774
Freddie Mac, Ser 3347, Cl AK, 5.000%, 07/15/37	2,827	2,890
Freddie Mac, Ser 3349, Cl HE, 5.500%, 07/15/36	1,870	1,884
Freddie Mac. Ser 2966, Cl NW, 5.069%, 08/15/25	1,191	1,209
GE Capital Commercial Mortgage Corp., Ser 2000-1, Cl A2, 6.496%, 01/15/33	2,093	2,142
GE Capital Commercial Mortgage Corp., Ser 2006-C1, Cl A4, 5.340%, 03/10/44(a)	2,450	2,423
Ginnie Mae, Ser 2007-27, Cl NV, 5.500%, 04/20/36	1,342	1,353
Ginnie Mae, Ser 2007-41, Cl PB, 5.500%, 09/20/36	1,428	1,421
GMAC Commercial Mortgage Securities, Inc., Ser 2001-C1, Cl A2, 6.465%, 04/15/34	1,027	1,051
Greenwich Capital Commercial Funding Corp., Ser 2006-GG7, Cl A4, 5.911%, 07/10/38(a)	2,439	2,490
GS Mortgage Securities Corp. II, Ser 2006-GG6, Cl A2, 5.506%, 04/10/38(a)	4,556	4,533
GS Mortgage Securities Corp. II, Ser 2006-GG8, Cl A4, 5.560%, 11/10/39(a)	1,200	1,188
JPMorgan Chase Commercial Mortgage Securities Corp., Ser 2005-LDP4, Cl A4, 4.918%, 10/15/42(a)	701	684
JPMorgan Chase Commercial Mortgage Securities Corp., Ser 2005-LDP5, Cl A4, 5.179%, 12/15/44(a)	2,115	2,109
JPMorgan Chase Commercial Mortgage Securities Corp., Ser 2006-LDP6, Cl A4, 5.475%, 04/15/43(a)	1,235	1,221
JPMorgan Commercial Mortgage Finance Co., Ser 2000-C10, Cl A2, 7.371%, 08/15/32	1,832	1,887
LB-UBS Commercial Mortgage Trust, Ser 2000-C5, Cl A2, 6.510%, 12/15/26(a)	1,181	1,211
LB-UBS Commercial Mortgage Trust, Ser 2005-C7, Cl A4, 5.197%, 11/15/30(a)	878	873
LB-UBS Commercial Mortgage Trust, Ser 2006-C1, Cl A4, 5.228%, 02/15/31	2,430	2,366

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2008  (Amounts in thousands, except Shares)
Investment Grade Bond Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Collateralized Mortgage Obligations—continued

LB-UBS Commercial Mortgage Trust, Ser 2006-C3, Cl A4, 5.661%, 03/15/39(a)	1,340	1,344
Merrill Lynch/Countrywide Commercial Mortgage Trust, Ser 2006-1, Cl A4, 5.427%, 02/12/39(a)	1,860	1,847
Morgan Stanley Capital I, Ser 2006-HQ10, Cl A4, 5.328%, 11/12/41(a)	2,705	2,637
Morgan Stanley Dean Witter Capital I, Ser 2001-TOP1, Cl A4, 6.660%, 02/15/33	1,875	1,938
Wachovia Bank Commercial Mortgage Trust, Ser 2005-C21, Cl A4, 5.210%, 10/15/44(a)	2,696	2,707
Washington Mutual Mortgage Pass-Through Certificates, Ser 2003-S5, Cl 2A, 5.000%, 06/25/18(a)	897	898
Washington Mutual Mortgage Pass-Through Certificates, Ser 2003-S7, Cl A1, 4.500%, 08/25/18	988	957

Total Collateralized Mortgage Obligations		69,744

Corporate Bonds (39.3%)
Aerospace/Defense (1.0%)
Boeing Co. (The), 5.125%, 02/15/13	1,419	1,487
Lockheed Martin Corp., 4.121%, 03/14/13	1,161	1,163
United Technologies Corp., 4.875%, 05/01/15	1,230	1,252

		3,902

Airlines (0.4%)
Delta Air Lines, Inc., Cl A, 6.821%, 08/10/22(c)	1,855	1,789

Auto Manufacturers (0.4%)
DaimlerChrysler NA Holding Corp., 8.500%, 01/18/31	1,268	1,450

Banks (3.4%)
Bank of America Corp., 7.400%, 01/15/11	3,339	3,575
Bank of America Corp., 5.375%, 09/11/12	1,920	1,997
Bank of New York Mellon, Ser G, 4.950%, 11/01/12	1,848	1,893
Bank of New York Mellon, Ser G, MTN, 4.500%, 04/01/13	814	820
Wachovia Corp., 5.300%, 10/15/11	1,961	1,980
Wachovia Corp., Ser G, 5.750%, 02/01/18	923	904
Wells Fargo & Co., 4.375%, 01/31/13	2,640	2,627

		13,796

Beverages (1.8%)
Anheuser-Busch Cos., Inc., 6.450%, 09/01/37	1,637	1,767
Coca-Cola Co., 5.350%, 11/15/17	2,362	2,465
Diageo Capital PLC, 5.200%, 01/30/13	943	975
SABMiller PLC, 6.200%, 07/01/11(c)	1,853	1,970

		7,177

Building Materials (0.4%)
Lafarge SA, 6.150%, 07/15/11	993	1,013
Martin Marietta Materials, Inc., 6.250%, 05/01/37	836	736

		1,749

Chemicals (0.3%)
Potash Corp. of Saskatchewan, Inc., 5.875%, 12/01/36	1,363	1,256

Commercial Services (0.9%)
Caterpillar Financial Services Corp., Ser F, 5.850%, 09/01/17	616	638

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2008  (Amounts in thousands, except Shares)
Investment Grade Bond Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Commercial Services—continued

ERAC USA Finance Co., 5.800%, 10/15/12(c)	1,225	1,167
ERAC USA Finance Co., 5.600%, 05/01/15(c)	1,148	1,024
Xerox Corp., 5.500%, 05/15/12	908	916

		3,745

Computers (0.6%)
Dell, Inc., 7.100%, 04/15/28	443	465
Hewlett-Packard Co., 4.500%, 03/01/13	804	816
IBM Corp., 5.700%, 09/14/17	783	820
IBM Corp., 5.875%, 11/29/32	340	334

		2,435

Consumer Staples (0.3%)
Kellogg Co., 4.250%, 03/06/13	1,190	1,186

Diversified Financial Services (10.1%)
ABX Financing Co., 6.350%, 10/15/36(c)	873	842
American Express Co., 6.150%, 08/28/17(d)	1,189	1,184
Citigroup, Inc., 5.125%, 05/05/14(d)	1,344	1,313
Citigroup, Inc., 6.000%, 08/15/17	623	614
Citigroup, Inc., 5.850%, 12/11/34	542	471
Citigroup, Inc., 6.875%, 03/05/38	756	756
Credit Suisse (USA), Inc., 6.125%, 11/15/11	1,320	1,395
Credit Suisse (USA), Inc., 6.500%, 01/15/12	692	736
Fund American Cos., Inc., 5.875%, 05/15/13	2,245	2,340
General Electric Capital Corp., Ser A, 5.450%, 01/15/13	1,563	1,637
Goldman Sachs Group, Inc. (The), 4.750%, 07/15/13	2,055	1,998
Goldman Sachs Group, Inc. (The), 5.950%, 01/18/18	1,906	1,887
HSBC Finance Corp., 6.375%, 01/01/49	1,280	1,296
HSBC Holdings PLC, 7.625%, 05/17/32	774	822
International Lease Finance Corp., Ser Q, 5.250%, 01/10/13	679	665
International Lease Finance Corp., Ser R, 5.625%, 09/15/10	1,377	1,388
International Lease Finance Corp., Ser R, 5.625%, 09/20/13	456	447
Janus Capital Group, Inc., 5.875%, 09/15/11	783	793
Jefferies Group, Inc., 6.450%, 06/08/27	1,047	841
JPMorgan Chase & Co., 6.625%, 03/15/12	2,749	2,923
JPMorgan Chase & Co., 5.375%, 10/01/12	1,843	1,914
Lazard Group LLC, 7.125%, 05/15/15	2,326	2,262
Lehman Brothers Holdings, Inc., MTN, 5.625%, 01/24/13	2,416	2,349
Merrill Lynch & Co., Inc., 5.770%, 07/25/11	2,090	2,117
Merrill Lynch & Co., Inc., Ser C, MTN, 6.050%, 08/15/12	1,119	1,137
Morgan Stanley, 5.300%, 03/01/13	3,029	3,019
Northern Trust Co., 5.200%, 11/09/12	2,158	2,276
TIAA Global Markets, 5.125%, 10/10/12(c)	1,515	1,567

		40,989

Electric (2.6%)
CenterPoint Energy, Inc., Ser A-4, 5.170%, 08/01/19	1,353	1,356
Enel Finance International, 6.800%, 09/15/37(c)	1,497	1,510

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2008  (Amounts in thousands, except Shares)
Investment Grade Bond Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Electric—continued

Exelon Generation Co. LLC, 6.200%, 10/01/17	1,441	1,428
MidAmerican Energy Holdings Co., 6.125%, 04/01/36	1,303	1,259
Nevada Power Co., Ser L, 5.875%, 01/15/15	456	447
Nevada Power Co., Ser R, 6.750%, 07/01/37	974	934
Oncor Electric Delivery Co., 7.000%, 05/01/32	856	806
Pacific Gas & Electric Co., 6.050%, 03/01/34	1,411	1,383
Public Service Colorado, Ser 17, 6.250%, 09/01/37	780	812
Wisconsin Power & Light Co., 6.375%, 08/15/37	793	814

		10,749

Insurance (0.9%)
American International Group, Ser G, 5.600%, 10/18/16	2,442	2,395
Metlife, Inc., 5.700%, 06/15/35	295	262
Travelers Cos., Inc. (The), 5.375%, 06/15/12	963	999

		3,656

Machinery Diversified (0.1%)
Caterpillar, Inc., 6.050%, 08/15/36	254	260

Media (1.3%)
News America Holdings, Inc., 6.200%, 12/15/34	679	647
Time Warner Cable, Inc., 5.850%, 05/01/17	3,560	3,408
Time Warner, Inc., 6.500%, 11/15/36	840	770
Viacom, Inc., 6.125%, 10/05/17	325	317

		5,142

Miscellaneous Manufacturer (2.2%)
Clorox Co., 5.450%, 10/15/12	609	627
General Electric Co., 5.000%, 02/01/13	3,672	3,804
General Electric Co., 5.250%, 12/06/17	1,107	1,106
Kimberly-Clark Corp., 6.125%, 08/01/17	2,138	2,310
Siemens Financierings NV, 6.125%, 08/17/26(c)	1,006	982

		8,829

Oil & Gas (2.5%)
Air Products & Chemicals, Inc., 4.150%, 02/01/13	967	968
Apache Corp., 6.000%, 01/15/37	823	831
ConocoPhillips, 5.900%, 10/15/32	602	615
Enterprise Products Operating LP, Ser B, 5.750%, 03/01/35(d)	993	859
Praxair, Inc., 4.625%, 03/30/15	2,500	2,526
Transocean, Inc., 6.000%, 03/15/18	599	616
Transocean, Inc., 6.800%, 03/15/38	1,284	1,312
Weatherford International, Inc., 6.500%, 08/01/36	916	873
Western Oil Sands, Inc., 8.375%, 05/01/12	1,525	1,713

		10,313

Pharmaceuticals (3.1%)
Abbott Laboratories, 5.600%, 11/30/17	2,955	3,091
AstraZeneca PLC, 6.450%, 09/15/37	2,430	2,607
Covidien International Finance SA, 6.000%, 10/15/17(c)	1,760	1,814
Johnson & Johnson, 5.550%, 08/15/17	2,159	2,331
Merck & Co., Inc., 5.125%, 11/15/11	967	1,023

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2008  (Amounts in thousands, except Shares)
Investment Grade Bond Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Pharmaceuticals—continued

Schering-Plough Corp., 6.550%, 09/15/37	1,184	1,140
Teva Pharmaceutical Finance LLC, 6.150%, 02/01/36	613	598

		12,604

Pipelines (1.8%)
CenterPoint Energy Resources Corp., Ser B, 7.875%, 04/01/13	1,191	1,323
Colonial Pipeline Co., 6.375%, 08/01/37(c)	1,680	1,656
El Paso Natural Gas, 5.950%, 04/15/17	650	638
Energy Transfer Partners, 7.500%, 07/01/38	1,774	1,779
Southern Natural Gas Co., 5.900%, 04/01/17(c)(d)	445	435
Trans-Canada Pipelines, 6.200%, 10/15/37	1,610	1,552

		7,383

Retail (1.8%)
J.C. Penney Corp., Inc., 5.750%, 02/15/18	284	262
Tesco PLC, 5.500%, 11/15/17(c)	2,060	2,102
Wal-Mart Stores, Inc., 5.250%, 09/01/35	492	435
Wal-Mart Stores, Inc., 6.500%, 08/15/37	4,505	4,730

		7,529

Software (0.1%)
Intuit, Inc., 5.750%, 03/15/17	373	361

Telecommunication Services (2.9%)
AT&T, Inc., 4.950%, 01/15/13	1,738	1,744
AT&T, Inc., 5.100%, 09/15/14	1,548	1,538
AT&T, Inc., 6.450%, 06/15/34	947	925
Cisco Systems, Inc., 5.500%, 02/22/16	1,913	1,979
Comcast Corp., 6.450%, 03/15/37	856	807
Rogers Wireless, Inc., 7.500%, 03/15/15	890	935
Verizon Communications, Inc., 5.550%, 02/15/16	1,337	1,330
Vodafone Group PLC, 5.500%, 06/15/11(d)	2,464	2,506

		11,764

Transportation (0.4%)
United Parcel Service, Inc., 4.500%, 01/15/13	1,787	1,851

Total Corporate Bonds		159,915

U.S. Government Agencies (0.6%)
Fannie Mae (0.4%)
3.250%, 02/15/09(d)	1,000	1,008
5.125%, 01/02/14	500	519

		1,527

Freddie Mac (0.2%)
4.050%, 11/17/09	700	720

Total U.S. Government Agencies		2,247

U.S. Government Agency Mortgages (9.5%)
Fannie Mae (3.9%)
5.000%, 04/15/20	12,084	12,197
5.500%, 09/01/34	414	419
5.397%, 06/25/36	3,052	3,153

		15,769

Freddie Mac (5.6%)
4.500%, 04/17/23	8,103	8,052
5.500%, 07/15/27	1,864	1,919
5.500%, 11/15/28	3,327	3,437
5.500%, 05/15/29	3,372	3,480
5.500%, 01/15/30	5,283	5,459

		22,347

Ginnie Mae ( — %)
7.000%, 04/15/13	141	148
7.000%, 08/15/14	96	101
7.000%, 05/15/31	55	59

		308

Total U.S. Government Agency Mortgages		38,424

U.S. Treasury Obligations (22.0%)
U.S. Treasury Bond (2.8%)
4.750%, 02/15/37	10,746	11,558

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2008  (Amounts in thousands, except Shares)
Investment Grade Bond Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
U.S. Treasury Notes (19.2%)
3.125%, 10/15/08	1,000	1,009
4.250%, 10/15/10(d)	9,757	10,391
4.375%, 12/15/10(d)	22,135	23,701
4.875%, 04/30/11	2,689	2,930
4.125%, 08/31/12	16,458	17,655
3.625%, 12/31/12(d)	6,577	6,930
3.500%, 02/15/18(d)	12,982	13,057
5.000%, 05/15/37(d)	2,185	2,444

		78,117

Total U.S. Treasury Obligations		89,675

Municipal Bonds (3.5%)
California State Department Water Resource Power Supply, Ser A, RB, 5.500%, 05/01/16, Prerefunded 05/01/12 @ 101, AMBAC	580	645
Chicago Illinois Board of Education, Ser C, GO, 5.000%, 12/01/31, Prerefunded 12/01/11 @ 100, FSA	730	791
Cincinnati Ohio City School District, Classroom Facilities Construction & Improvement, GO, 5.000%, 12/01/31, Prerefunded 12/01/13 @ 100, FSA	1,385	1,525
Clark County Washington School District No. 37, Vancouver, Ser B, GO, 5.750%, 12/01/15, Prerefunded 12/01/11 @ 100, SBG	770	853
Indianapolis Local Public Improvement Bond Bank, Waterworks Project, Ser A, RB, 5.250%, 07/01/33, Prerefunded 07/01/12 @ 100, MBIA	2,005	2,194
Lincoln Nebraska Electricity System, RB, 5.250%, 09/01/17, Prerefunded 09/01/11 @ 100	1,180	1,282
Metropolitan Transportation Authority, Ser B, RB, 5.250%, 11/15/32, Prerefunded 11/15/13 @ 100	1,440	1,609
Pennsylvania State Turnpike Commission, Registration Fee, RB, 5.125%, 07/15/23, Prerefunded 07/15/11 @ 101, AMBAC	1,115	1,210
San Antonio Independent School District Building, Ser A, GO, 5.000%, 08/15/31, Prerefunded 08/15/11 @ 100, PSF-GTD	1,800	1,938
Tacoma Washington Electiric Systems, Ser A, RB, 5.750%, 01/01/18, Prerefunded 01/01/11 @ 101, FSA	680	744
University of Texas Permanent University Fund, Ser B, RB, 4.750%, 07/01/30, Prerefunded 07/01/14 @ 100	1,370	1,492

Total Municipal Bonds		14,283

Short-Term Investments (14.4%)
Credit Suisse Enhanced Liquidity Fund(e)	58,662,000	58,662

Total Short Term Investments		58,662

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2008  (Amounts in thousands, except Shares)
Investment Grade Bond Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Money Market Fund (10.4%)
RidgeWorth Institutional Cash Management Money Market Fund(f)	42,513,760	42,514

Total Money Market Fund		42,514

Total Investments (Cost $483,772)(g) — 120.1%		489,019
Liabilities in excess of other assets — (20.1)%		(81,705)

Net Assets — 100.0%		$407,314

(a)	Variable or Floating Rate Security. Rate disclosed is as of March 31, 2008.

(b)	The Fund’s adviser has deemed this security to be illiquid based upon procedures approved by the Board of Trustees. The illiquid securities held by the Fund as of March 31, 2008 are identified below (in thousands):

Issue	Acquisition	Cost	Par	Value	Percent of
Description	Date	($)	($)	($)	Net Assets(%)

Commercial Industrial Finance Corp.	07/20/07	683	960	567	0.14
Marathon CLO Ltd.	07/19/07	412	515	360	0.08
Muir Grove CLO Ltd.	9/25/2007	1,445	1,450	1,176	0.29

(c)	Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Fund’s adviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees. These securities represent 4.3% of net assets as of March 31, 2008.

(d)	This security or a partial position of the security was on loan as of March 31, 2008. The total value of securities on loan as of March 31, 2008 in thousands was $56,954.

(e)	This security was purchased with cash collateral held from securities lending.

(f)	Affiliate investment.

(g)	Represents cost for financial reporting purposes.

AMBAC	— Security insured by American Municipal Bond Assurance Corporation

FSA	— Security insured by Financial Security Assurance

GO	— General Obligation

MBIA	— Security insured by Municipal Bond Insurance Association

MTN	— Medium Term Note

RB	— Revenue Bond

SBG	— School Board Guaranty

Credit Default Swap Agreements

		Notional	Fixed	Expiration
Underlying Instrument	Counterparty	Amount($)	Rate(%)	Date	Value($)

Republic of Brazil	Citibank N.A.	800	2.10	03/20/13	15
Brunswick Corp.	Merrill Lynch	(740)	1.15	03/20/17	83
Centex Corp.	Credit Suisse First Boston	(740)	2.65	09/20/17	55
Gannett Co.	Citibank N.A.	(740)	0.81	06/20/17	72
Istar Financial, Inc.	Citibank N.A.	(740)	0.70	03/20/17	218
Aetna, Inc	Merrill Lynch	(535)	1.43	06/20/13	(13)
Dow Jones CDX Indicies; Series 10	Barclays Bank PLC	8,685	1.55	06/20/13	53
Colombian Government	Merrill Lynch	395	1.68	01/20/13	(7)
Carnival Corp.	JPMorgan	(645)	0.70	09/20/17	33
Dow Chemical Co.	Barclays Bank PLC	(740)	0.67	09/20/17	14
Norfolk Southern Corp.	JPMorgan	(535)	0.73	06/20/13	(3)
Valero Energy Corp.	Morgan Stanley	(535)	1.29	06/20/13	(3)
UBS AG	Morgan Stanley	(535)	1.80	06/20/13	(11)

					506

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2008  (Amounts in thousands, except Shares)

Investment Grade Bond Fund — concluded

Interest Rate Swaps

		Notional	(Pay)/Receive	Fixed	Expiration
Underlying Instrument	Counterparty	Amount($)	Floating Rate	Rate(%)	Date	Value($)

2-Year New Zealand Bill	UBS	2,172	Receive	8.55	2/26/2010	10
26X1 TIIE	Citi	4,726	Receive	7.55	3/2/2010	2
2-Year New Zealand Bill	UBS	2,112	Receive	8.39	3/6/2010	4
5-Year CLP	Barclays Capital	1,126	Receive	6.42	1/25/2013	(46)

						(30)

At March 31, 2008, liquid assets totaling $36,690, in thousands, have been designated as collateral for open swap agreements.

At March 31, 2008 the Fund’s foreign currency contracts were as follows:

		Contract
		Amount	Contract		Unrealized
	Delivery	in Local	Value	Market	Appreciation
Currency	Date	Currency	in USD($)	Value($)	(Depreciation)($)

Short:
Australian Dollar	04/29/08	466	408	425	(17)
Australian Dollar	05/28/08	847	776	768	8
Australian Dollar	06/03/08	847	786	768	18
Australian Dollar	05/28/08	866	804	785	19
Brazilian Real	04/25/08	730	412	415	(3)
Brazilian Real	06/13/08	1,370	803	770	33
Canadian Dollar	04/23/08	5,146	5,005	5,013	(8)
Chilean Peso	04/23/08	191,000	401	437	(36)
Chinese Yuan Renminbi	07/21/08	5,639	782	834	(52)
Chinese Yuan Renminbi	07/21/08	8,458	1,173	1,251	(78)
Euro	04/11/08	269	390	425	(35)
Euro	05/19/08	3,428	4,990	5,401	(411)
Euro	06/03/08	267	408	421	(13)
Euro	06/03/08	524	812	825	(13)
British Pound	04/24/08	2,566	5,005	5,083	(78)
British Pound	04/29/08	411	810	814	(4)
British Pound	06/03/08	401	795	793	2
British Pound	06/04/08	200	395	396	(1)
British Pound	06/27/08	2,517	4,990	4,959	31
Japanese Yen	04/16/08	42,279	395	425	(30)
Japanese Yen	04/16/08	1,058,685	9,890	10,633	(743)
Norwegian Krone	06/04/08	2,073	399	405	(6)
Norwegian Krone	06/04/08	2,083	404	407	(3)
Norwegian Krone	06/18/08	4,103	789	800	(11)
New Romanian Leu	04/11/08	997	395	421	(26)
New Romanian Leu	05/15/08	2,038	800	855	(55)
New Zealand Dollar	05/22/08	1,011	790	788	2
Turkish Lira	04/07/08	474	395	355	40
Turkish Lira	05/13/08	1,000	800	739	61
Turkish Lira	05/27/08	492	400	362	38
Turkish Lira	06/04/08	1,014	805	743	62
South African Rand	05/08/08	3,171	405	388	17
South African Rand	06/03/08	6,103	790	742	48

Total Short Contracts			$47,402	$48,646	$(1,244)

Long:
Australian Dollar	04/29/08	466	405	425	20
Australian Dollar	05/28/08	866	795	785	(10)
Australian Dollar	05/28/08	847	790	768	(22)
Australian Dollar	06/03/08	847	795	768	(27)
Australian Dollar	06/17/08	859	800	777	(23)
Australian Dollar	06/17/08	862	800	779	(21)
Brazilian Real	04/25/08	730	400	415	15
Brazilian Real	06/13/08	685	400	385	(15)
Brazilian Real	06/13/08	684	400	385	(15)
Brazilian Real	06/17/08	1,377	800	774	(26)
Chilean Peso	04/23/08	191,000	400	437	37
Chinese Yuan Renminbi	07/21/08	8,458	1,170	1,251	81
Chinese Yuan Renminbi	07/21/08	5,639	780	834	54
Euro	04/11/08	269	395	425	30
Euro	06/03/08	524	795	825	30
Euro	06/03/08	267	405	421	16
Euro	05/19/08	3,428	5,332	5,401	69
British Pound	04/29/08	411	802	814	12
British Pound	06/03/08	401	805	793	(12)
British Pound	06/04/08	200	401	396	(5)
Japanese Yen	04/16/08	42,279	399	425	26
Japanese Yen	04/16/08	1,058,685	9,980	10,633	653
Norwegian Krone	06/04/08	2,073	395	405	10
Norwegian Krone	06/04/08	2,083	400	407	7
Norwegian Krone	06/18/08	4,103	800	800	0
New Romanian Leu	04/11/08	997	382	421	39
New Romanian Leu	05/15/08	2,038	843	855	12
New Zealand Dollar	05/22/08	505	407	394	(13)
New Zealand Dollar	05/22/08	505	401	394	(7)
Peruvian New Sol	04/23/08	1,169	400	427	27
Peruvian New Sol	04/23/08	1,174	405	429	24
Turkish Lira	06/04/08	1,014	812	743	(69)
Turkish Lira	04/07/08	474	394	355	(39)
Turkish Lira	05/13/08	1,000	811	739	(72)
Turkish Lira	05/27/08	492	393	362	(31)
South African Rand	05/08/08	3,171	398	388	(10)
South African Rand	06/03/08	6,103	794	742	(52)

Total Long Contracts			$36,084	$36,777	$693

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2008  (Amounts in thousands, except Shares)
Investment Grade Tax-Exempt Bond Fund

	Shares or
	Principal
	Amount($)	Value($)
Municipal Bonds (90.0%)
Alabama (3.5%)
Alabama Public School & College Authority, Capital Improvements, Ser C, RB, 5.750%, 07/01/17, Callable 07/01/09 @ 101.50	3,950	4,149
Alabama Water Pollution Control Authority, RB, 5.750%, 08/15/12, Callable 08/15/09 @ 100, AMBAC	5,205	5,389
Auburn University, Ser A, RB, 6.000%, 06/01/16, Callable 06/01/11 @ 100, MBIA	4,060	4,395
Huntsville, Ser A, GO, 5.625%, 05/01/16, Callable 05/01/12 @ 102	2,375	2,638
Huntsville, Ser A, GO, 5.750%, 05/01/19, Callable 05/01/12 @ 102	2,800	3,064

		19,635

Alaska (0.6%)
Anchorage, Ser B, GO, 5.000%, 12/01/18, Callable 06/01/15 @ 100, MBIA	3,140	3,348

Arizona (2.9%)
Arizona Water Infrastructure Finance Authority, Water Quality, Ser A, RB, 5.625%, 10/01/12, Callable 10/01/09 @ 101	3,280	3,447
Chandler, GO, 5.000%, 07/01/19, Callable 07/01/17 @ 100	5,900	6,385
Salt River Project Agricultural Improvement & Power District Electric System, Ser A, RB, 5.000%, 01/01/10	3,970	4,150
Salt River Project Agricultural Improvement & Power District Electric System, Ser A, RB, 5.000%, 01/01/20, Callable 01/01/18 @ 100	2,000	2,137

		16,119

California (9.6%)
California State Department of Water Resources Power Supply, Ser A, RB, 5.500%, 05/01/14, Callable 05/01/12 @ 101, AMBAC	3,140	3,415
California State Department of Water Resources Power Supply, Ser A, RB, 5.500%, 05/01/15, Callable 05/01/12 @ 101, AMBAC	5,800	6,240
California State Economic Recovery, Ser A, GO, 5.000%, 01/01/10	7,460	7,786
California State Economic Recovery, Ser B, GO, 5.000%, 07/01/23, Mandatory Put 03/01/11	5,000	5,261
California State, Department of Water Resources Power Supply, Ser A, RB, 6.000%, 05/01/14, Callable 05/01/12 @ 101	2,950	3,280
California State, GO, 5.500%, 11/01/33, Callable 11/01/13 @ 100	11,000	11,218
Fresno Unified School District, Ser A, GO, 6.550%, 08/01/20, Callable 02/01/13 @ 103, MBIA	1,000	1,136

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2008  (Amounts in thousands, except Shares)
Investment Grade Tax-Exempt Bond Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
California—continued

Los Angeles Unified School District, Ser A-1, GO, 4.500%, 07/01/25, Callable 07/01/17 @ 100, MBIA	5,500	5,326
Orange County, Loma Ridge/Data Center Project, COP, 6.000%, 06/01/21, Prerefunded 06/01/19 @ 100, AMBAC	2,075	2,367
Port of Oakland, Ser K, RB, AMT, 5.750%, 11/01/22, Callable 05/01/10 @ 100, FGIC	8,160	8,220

		54,249

Colorado (1.9%)
Denver City & County Airport, Ser A, RB, AMT, 5.500%, 11/15/14, Callable 11/15/11 @ 100, FGIC	5,000	5,187
Douglas County School District No. RE1, Douglas & Ebert Counties, GO, 5.750%, 12/15/20, Callable 12/15/14 @ 100, FGIC	2,540	2,800
Metropolitan Wastewater Reclamation District, RB, 5.450%, 04/01/12, Callable 04/01/08 @ 100	2,570	2,576

		10,563

Florida (2.3%)
Orange County Health Facilities Authority, RB, 5.000%, 01/01/29, Prerefunded 01/01/15 @ 100	6,710	7,391
Orlando Utilities Commission, RB, 5.250%, 10/01/19, Callable 10/01/11 @ 101	2,500	2,629
Palm Beach County School Board, Ser B, COP, 5.000%, 08/01/25, Callable 08/01/11 @ 100, FGIC	3,000	3,085

		13,105

Georgia (6.0%)
Atlanta Airport, Ser C, RB, AMT, 6.250%, 01/01/13, Callable 01/01/10 @ 101, FGIC	8,170	8,528
Georgia State Road & Tollway Authority, Ser A, RB, 5.000%, 06/01/11	10,050	10,752
Georgia State, Ser B, GO, 5.000%, 07/01/17, Callable 07/01/15 @ 100	2,000	2,175
Gwinnett County School District, GO, 5.000%, 02/01/11	11,800	12,592

		34,047

Illinois (9.0%)
Grundy Kendall & Will Counties Community School District No. 201, GO, 5.750%, 10/15/21, Callable 10/15/18 @ 100, Assured Guaranty	4,500	4,993
Illinois Municipal Electric Agency Power Supply, RB, 5.250%, 02/01/21, Callable 02/01/17 @ 100, FGIC	5,420	5,620
Illinois State Sales Tax, Ser X, RB, 5.500%, 06/15/13, Callable 06/15/08 @ 100.50	3,390	3,432
Illinois State Toll Highway Authority, RB, 5.000%, 01/01/19, Callable 07/01/15 @ 100, FSA	6,400	6,766

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2008  (Amounts in thousands, except Shares)
Investment Grade Tax-Exempt Bond Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Illinois—continued

Illinois State Toll Highway Authority, Ser A, RB, 5.000%, 01/01/18, Callable 07/01/15 @ 100, FSA	7,460	7,954
Illinois State Toll Highway Authority, Ser A-1, RB, 5.000%, 01/01/20, Callable 07/01/16 @ 100, FSA	2,500	2,635
Illinois State Toll Highway Authority, Ser A-1, RB, 5.000%, 01/01/24, Callable 07/01/16 @ 100, FSA	7,000	7,171
Illinois State Toll Highway Authority, Ser A-1, RB, 5.000%, 01/01/26, Callable 07/01/16 @ 100, FSA	2,500	2,770
Illinois State, First Ser, GO, 5.375%, 12/01/15, Callable 12/01/12 @ 100, FSA	8,600	9,397

		50,738

Kansas (1.8%)
Johnson County Unified School District No. 229, Ser A, GO, 5.000%, 10/01/11, MBIA	4,670	5,027
Lenexa, Refunding & Improvements, Ser A, GO, 5.000%, 09/01/09, FSA	5,115	5,313

		10,340

Maryland (9.3%)
Anne Arundel County, General Improvement, GO, 5.000%, 03/01/14	2,000	2,197
Baltimore County, GO, 5.000%, 02/01/16	8,000	8,858
Maryland State & Local Facilities, Second Ser, GO, 5.000%, 07/15/09, Callable 07/15/08 @ 101	8,055	8,202
Maryland State & Local Facilities, Second Ser, GO, 5.000%, 08/01/18, Callable 08/01/13 @ 100	7,005	7,397
Maryland State & Local Facilities, Ser 1, GO, 5.000%, 03/01/16	6,720	7,444
Maryland State Department of Transportation Consolidated Transportation, RB, 5.000%, 02/15/16	6,000	6,598
Maryland State, Capital Improvement, Ser A, GO, 5.000%, 02/15/18, Callable 02/15/15 @ 100	10,625	11,429

		52,125

Massachusetts (1.8%)
Massachusetts State, Consolidated Lien, Ser A, GO, 5.000%, 03/01/21, Prerefunded 03/01/15 @ 100	4,000	4,416
Massachusetts State, Consolidated Lien, Ser A, GO, 5.000%, 03/01/23, Prerefunded 03/01/15 @ 100, FSA	5,000	5,521

		9,937

Michigan (3.3%)
Detroit Water Supply System, Ser A, RB, 5.750%, 07/01/26, Prerefunded 01/01/10 @ 101, FGIC	6,265	6,696
Kent Hospital Finance Authority, Spectrum Health, Ser A, RB, 5.000%, 01/15/47	3,000	3,080
Michigan Municipal Bond Authority, Clean Water State Revolving Fund, RB, 5.375%, 10/01/17, Callable 10/01/12 @ 100	3,300	3,583

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2008  (Amounts in thousands, except Shares)
Investment Grade Tax-Exempt Bond Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Michigan—continued

Michigan Municipal Bond Authority, Clean Water State Revolving Fund, RB, 5.000%, 10/01/26, Callable 10/01/14 @ 100	5,100	5,182

		18,541

Missouri (0.9%)
Missouri State Highways & Transportation Commission, RB, 5.000%, 02/01/15	4,750	5,220

New Jersey (4.0%)
Garden State Preservation Trust, Open Space & Farmland Preservation, Ser A, RB, 5.800%, 11/01/18, Callable 11/01/15 @ 100, FSA	8,000	9,106
Garden State Preservation Trust, Open Space & Farmland Preservation, Ser A, RB, 5.800%, 11/01/20, Callable 11/01/15 @ 100, FSA	10,000	11,279
Newark Housing Authority Port, RB, 5.000%, 01/01/37, Prerefunded 01/10/14 @ 100, MBIA	1,800	1,977

		22,362

New Mexico (1.0%)
New Mexico Finance Authority State Transportation, RB, 5.000%, 06/15/11, AMBAC	5,500	5,888

New York (10.7%)
Buffalo School Improvements, Ser D, GO, 5.500%, 12/15/14, Callable 12/15/11 @ 100, FGIC	1,075	1,160
Metropolitan Transportation Authority, Service Contract, Ser A, RB, 5.500%, 07/01/20, Callable 07/01/12 @ 100, MBIA	4,500	4,772
New York State Local Government Assistance Corp., Ser A, RB, 5.000%, 04/01/20, Callable 04/01/18 @ 100	7,000	7,464
New York, Ser G, GO, 5.000%, 08/01/19, Callable 02/01/16 @ 100, AMBAC	22,500	23,864
Tobacco Settlement Financing Corp., Ser A1, RB, 5.250%, 06/01/13, Callable 06/01/08 @ 100	10,000	10,025
Tobacco Settlement Financing Corp., Ser A1, RB, 5.500%, 06/01/14, Callable 06/01/09 @ 100	3,750	3,821
Tobacco Settlement Financing Corp., Ser C1, RB, 5.250%, 06/01/12, Callable 06/01/08 @ 100	1,995	1,998
Triborough Bridge & Tunnel Authority, Ser A, RB, 5.000%, 11/15/24, Callable 11/15/16 @ 100	6,715	6,909

		60,013

North Carolina (2.5%)
North Carolina State Grant Anticipation, RB, 5.000%, 03/01/14, MBIA	4,500	4,921
North Carolina State, GO, 5.000%, 05/01/16, Callable 05/01/13 @ 100	3,500	3,775
North Carolina State, Ser A, GO, 5.000%, 06/01/18, Callable 06/01/16 @ 100	5,000	5,433

		14,129

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2008  (Amounts in thousands, except Shares)
Investment Grade Tax-Exempt Bond Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Pennsylvania (3.9%)
Easton Area School District, Ser 2006, GO, 7.750%, 04/01/25, Callable 04/01/16 @ 100, FSA	8,790	10,692
Pennsylvania State Projects, First Ser, GO, 5.250%, 02/01/13, MBIA	5,755	6,330
Pennsylvania State, Second Ser, GO, 5.000%, 03/01/10	4,605	4,831

		21,853

Puerto Rico (3.1%)
Puerto Rico Commonwealth Highway & Transportation Authority, RB, 5.250%, 07/01/15, Callable 07/01/13 @ 100, FGIC	5,000	5,192
Puerto Rico Commonwealth Highway & Transportation Authority, RB, 5.250%, 07/01/17, Callable 07/01/13 @ 100, FGIC	5,260	5,391
Puerto Rico Commonwealth Highway & Transportation Authority, Ser G, RB, 5.250%, 07/01/15, Callable 07/01/13 @ 100, FGIC	2,720	2,887
Puerto Rico Commonwealth Municipal Finance Agency, Ser A, RB, 5.250%, 08/01/14, Callable 08/01/12 @ 100, FSA	4,000	4,276

		17,746

Tennessee (0.4%)
Hamilton County, GO, 5.000%, 03/01/11	2,000	2,132

Texas (7.5%)
Dallas, GO, 5.000%, 02/15/17, Callable 02/15/15 @ 100	5,700	6,177
Dallas, GO, 5.000%, 02/15/18, Callable 02/15/15 @ 100	7,175	7,623
Irving Waterworks & Sewer, RB, 5.950%, 06/15/19, Prerefunded 06/15/09 @ 100.50	1,460	1,540
North Harris County Regional Water Authority, RB, 5.250%, 12/15/18, Callable 12/15/14 @ 100, MBIA	2,690	2,886
North Texas Tollway Authority, Ser A, RB, 6.000%, 01/01/23, Callable 01/01/18 @ 100	5,000	5,283
North Texas Tollway Authority, Ser A, RB, 6.000%, 01/01/24, Callable 01/01/18 @ 100	5,000	5,244
Texas State University Systems Financing, RB, 5.000%, 03/15/18, Callable 03/15/15 @ 100, FSA	5,035	5,348
Travis County Health Facilities Development Corp., Ascension Health Credit, Ser A, RB, 6.250%, 11/15/17, Prerefunded 11/15/09 @ 101, MBIA	7,390	7,948

		42,049

Virginia (2.5%)
Fairfax County, Public Improvement, Ser A, GO, 5.000%, 04/01/15, State Aid Withholding	7,000	7,748

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2008  (Amounts in thousands, except Shares)
Investment Grade Tax-Exempt Bond Fund — concluded

	Shares or
	Principal
	Amount($)	Value($)
Virginia—continued

Richmond, Ser B, GO, 5.250%, 07/15/16, Callable 07/15/13 @ 100, FSA	6,040	6,593

		14,341

Washington (1.5%)
Energy Northwest Electric, Ser B, RB, 6.000%, 07/01/17, Callable 07/01/12 @ 100, MBIA	2,450	2,697
Pierce County School District No. 10, Tacoma, GO, 5.000%, 12/01/16, Callable 12/01/13 @ 100, FGIC	5,200	5,582

		8,279

Total Municipal Bonds		506,759

Money Market Fund (11.2%)
Federated Tax-Free Obligations Fund	35,419,978	35,420
SEI Tax Exempt Trust, Institutional Tax Free Fund	27,528,123	27,528

Total Money Market Fund		62,948

Total Investments (Cost $564,594)(a) — 101.2%		569,707
Liabilities in excess of other assets — (1.2)%		(6,532)

Net Assets — 100.0%		$563,175

(a)	Represents cost for financial reporting purposes.

AMBAC	— Security insured by American Municipal Bond Assurance Corporation

AMT	— Alternative Minimum Tax Paper

COP	— Certificate of Participation

FGIC	— Security insured by Financial Guaranty Insurance Company

FSA	— Security insured by Financial Security Assurance

GO	— General Obligation

MBIA	— Security insured by Municipal Bond Insurance Association

RB	— Revenue Bond

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2008  (Amounts in thousands, except Shares)
Limited Duration Fund

	Shares or
	Principal
	Amount($)	Value($)
Asset-Backed Securities (68.0%)
Automobile ABS (22.9%)
Capital Auto Receivables Asset Trust, Ser 2005-1, Cl A4, 4.050%, 07/15/09	476	475
Capital Auto Receivables Asset Trust, Ser 2007-SN1, CL A4, 2.918%, 02/15/11(a)	1,000	978
Chase Manhattan Auto Owner Trust, Ser 2005-B, Cl A3, 4.840%, 07/15/09	56	56
Daimler Chrysler Master Owner Trust, Ser 2005-A, Cl A, 2.868%, 04/15/10(a)	1,000	998
Ford Credit Auto Owner Trust, Ser 2006-C, Cl A2B, 2.838%, 12/15/09(a)	809	808
Ford Credit Auto Owner Trust, Ser 2006-C, Cl A4B, 2.858%, 02/15/12(a)	100	97
Ford Credit Auto Owner Trust, Ser 2007-B, Cl A3B, 3.461%, 11/15/11(a)	500	490
Harley-Davidson Motorcycle Trust, Ser 2005-4, Cl A1, 4.780%, 11/15/10	78	79
Harley-Davidson Motorcycle Trust, Ser 2007-3, Cl A3, 3.168%, 06/15/12(a)	800	790
Honda Auto Receivables Owner Trust, Ser 2007-3, Cl A4, 3.068%, 01/18/11(a)	1,500	1,449
Hyundai Auto Receivables Trust, Ser 2006-B, Cl A2, 5.250%, 09/15/09	104	105
Hyundai Auto Receivables Trust, Ser 2007-A, Cl A2A, 5.110%, 01/15/10	1,350	1,358
M&I Auto Loan Trust, Ser 2005-1, Cl A3, 4.739%, 09/21/09	284	285
Nissan Master Owner Trust Receivables, Ser 2005-A, Cl A, 2.848%, 07/15/10(a)	1,500	1,500
Volkswagen Credit Auto Master Trust, Ser 2005-1, Cl A, 2.556%, 07/20/10(a)	500	499

		9,967

Credit Card ABS (15.8%)
American Express Issuance Trust, Ser 2007-2, Cl A, 3.068%, 07/15/13(a)	2,000	1,930
Capital One Multi-Asset Execution Trust, Ser 2004-A8, Cl A8, 2.948%, 08/15/14(a)	275	266
Capital One Multi-Asset Execution Trust, Ser 2005-A10, Cl A, 2.898%, 09/15/15(a)	1,500	1,433
Citibank Credit Card Issuance Trust, Ser 2003-A9, Cl A, 3.150%, 11/22/10(a)	1,600	1,592
Citibank Credit Card Issuance Trust, Ser 2004-A7, Cl A7, 3.183%, 11/25/13(a)	300	289
JPMorgan Chase & Co. Issuance Trust, Ser 2005-A1, Cl A1, 2.828%, 12/15/10(a)	1,175	1,175
MBNA Credit Card Master Note Trust, Ser 2006-A5, Cl A5, 2.878%, 10/15/15(a)	200	190

		6,875

Diversified Financial Services (20.6%)
Caterpillar Financial Asset Trust, Ser 2005-A, Cl A4, 4.100%, 06/25/10	405	406
College Loan Corporation Trust, Ser 2003-2, Cl A3, 3.531%, 07/25/13(a)	1,769	1,764
Collegiate Funding Services Education Loan Trust, Ser 2005-A, Cl A2, 4.933%, 12/28/21(a)	1,547	1,521
Nelnet Student Loan Trust, Ser 2003-2, Cl A4, 5.284%, 07/25/22(a)	279	277
Nelnet Student Loan Trust, Ser 2005-3, Cl A, 4.934%, 06/22/17(a)	2,000	1,975
Pennsylvania Higher Education Assistance, Ser 2005-1, Cl A1, 5.114%, 07/25/16(a)	1,054	1,054

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2008  (Amounts in thousands, except Shares)
Limited Duration Fund — concluded

	Shares or
	Principal
	Amount($)	Value($)
Diversified Financial Services—continued

SLC Student Loan Trust, Ser 2006-1, Cl A3, 5.021%, 09/15/17(a)	2,000	1,950

		8,947

Home Equity ABS (5.7%)
Accredited Mortgage Loan Trust, Ser 2005-4, Cl A2B, 2.749%, 12/25/35(a)	77	76
Asset Backed Funding Certificates, Ser 2005-WMC1, Cl A2C, 2.879%, 06/25/35(a)	557	551
Countrywide Asset-Backed Certificates, Ser 2005-13, Cl AF1, 2.729%, 04/25/36(a)	13	13
Countrywide Home Equity Loan Trust, Ser 2003-C, CL A, 3.088%, 05/15/29(a)	122	100
Countrywide Home Equity Loan Trust, Ser 2006-C, Cl 2A, 2.998%, 05/15/36(a)	669	551
Countrywide Home Equity Loan Trust, Ser 2006-E, Cl 2A, 2.958%, 11/29/31(a)	401	325
Guarantor Trust, Ser 2002-T10, Cl A1, 3.375%, 06/25/32(a)	735	730
Residential Asset Securities Corp., Ser 2005-AHL3, Cl A2, 2.839%, 11/25/35(a)	157	153

		2,499

Utilities (3.0%)
Connecticut RRB Special Purpose Trust, Ser 2001-1, Cl A4, 5.140%, 12/30/10(a)	1,303	1,300

Total Asset-Backed Securities		29,588

Collateralized Mortgage Obligations (10.2%)
Fannie Mae, Ser 2001-61, Cl FM, 3.025%, 10/18/16(a)	557	548
Fannie Mae, Ser 2003-121, Cl FC, 3.006%, 02/25/28(a)	390	384
Fannie Mae, Ser 2007-89, Cl FB, 3.056%, 09/25/37(a)	746	727
First Union-Lehman Brothers-Bank of America, Ser 1998-C2, Cl A2, 6.560%, 11/18/35	215	215
Freddie Mac, Ser 1635, Cl F, 3.325%, 12/15/08(a)	92	92
Freddie Mac, Ser 2630, Cl FJ, 3.168%, 06/15/18(a)	809	810
Granite Mortgages PLC, Ser 2003-1, Cl 1A3, 5.090%, 01/20/20(a)(b)	91	90
Impac CMB Trust, Ser 2004-7, Cl 1A1, 3.339%, 11/25/34(a)	712	660
Superannuation Members Home Loans Global Fund, Ser 3A, Cl A, 3.296%, 12/01/28(a)	420	412
Superannuation Members Home Loans Global Fund, Ser 4A, Cl A, 4.763%, 10/09/29(a)	517	509

Total Collateralized Mortgage Obligations		4,447

Money Market Fund (21.7%)
RidgeWorth Institutional Cash Management Money Market Fund(c)	9,424,082	9,424

Total Money Market Fund		9,424

Total Investments (Cost $44,051)(d) — 99.9%		43,459
Other assets in excess of liabilities — 0.1%		50

Net Assets — 100.0%		$43,509

(a)	Variable or Floating Rate Security. Rate disclosed is as of March 31, 2008.

(b)	Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Fund’s adviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees. These securities represent 0.2% of net assets as of March 31, 2008.

(c)	Affiliate investment.

(d)	Represents cost for financial reporting purposes.

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2008  (Amounts in thousands, except Shares)
Limited-Term Federal Mortgage Securities Fund

	Shares or
	Principal
	Amount($)	Value($)
Collateralized Mortgage Obligations (14.2%)
Bear Stearns Alt-A Trust, Ser 2006-6, Cl 2A1, 5.929%, 11/25/36(a)(b)	2,776	1,958
Fannie Mae, Ser 2007-79, Cl MA, 5.500%, 12/25/28	7,610	7,792
Fannie Mae, Ser 2007-89, Cl FB, 3.056%, 09/25/37(a)	2,127	2,071
RACC, Ser 2004-SP2, Cl A1, 6.002%, 01/25/17(a)	2,299	2,302

Total Collateralized Mortgage Obligations		14,123

U.S. Government Agency Mortgages (79.8%)
Fannie Mae (59.1%)
5.500%, 07/01/12	468	481
5.500%, 01/01/13	826	851
6.000%, 05/01/15	1,498	1,574
5.000%, 06/01/15	521	536
5.000%, 06/01/16	5,581	5,730
6.000%, 09/01/16	3,506	3,621
6.500%, 10/01/16(c)	595	625
5.500%, 12/01/16	2,245	2,305
6.500%, 05/01/17	981	1,024
6.000%, 10/01/17	739	762
6.000%, 10/01/17	2,477	2,556
6.000%, 06/01/19(c)	1,637	1,687
5.000%, 04/15/20	4,000	4,037
5.500%, 11/25/26	9,118	9,315
5.500%, 10/25/30(c)	9,799	10,070
7.000%, 05/01/32	3,464	3,708
6.500%, 12/01/32	2,361	2,461
5.283%, 11/01/35(a)	7,202	7,240

		58,583

Freddie Mac (16.5%)
6.000%, 01/01/17	3,351	3,456
6.500%, 02/01/17	1,490	1,562
5.500%, 05/01/17	3,117	3,197
6.500%, 01/01/22	7,756	8,097

		16,312

Ginnie Mae (4.2%)
6.500%, 04/14/38	4,000	4,158

Total U.S. Government Agency Mortgages		79,053

Money Market Fund (14.1%)
RidgeWorth U.S. Government Securities Money Market Fund(d)	13,972,585	13,973

Total Money Market Fund		13,973

Total Investments (Cost $106,141)(e) — 108.1%		107,149
Liabilities in excess of other assets — (8.1)%		(8,043)

Net Assets — 100.0%		$99,106

(a)	Variable or Floating Rate Security. Rate disclosed is as of March 31, 2008.

(b)	Security purchased on a “when-issued” basis.

(c)	This security or partial portion of this security was held as collateral for securities purchased on a “when-issued” basis as of March 31, 2008.

(d)	Affiliate investment.

(e)	Represents cost for financial reporting purposes.

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2008  (Amounts in thousands, except Shares)
Maryland Municipal Bond Fund

	Shares or
	Principal
	Amount($)	Value($)
Municipal Bonds (96.9%)
Maryland (94.5%)
Annapolis Public Improvement, GO, 5.000%, 04/01/08	250	250
Anne Arundel County Special Obligation, Arundel Mills Project, RB, 5.125%, 07/01/22, Callable 07/01/14 @ 100, County Guaranteed	1,000	1,048
Baltimore County, Catholic Health Initiatives, Ser A, RB, 5.000%, 09/01/21, Callable 09/01/16 @ 100	550	557
Baltimore County, Pension Funding, GO, 5.125%, 08/01/11, Callable 08/01/08 @ 101	510	519
Baltimore Public Improvement, Ser A, GO, 4.750%, 10/15/16	1,000	1,083
Baltimore Sewer Improvement, Wastewater Projects, Ser C, RB, 5.000%, 07/01/22	1,000	1,029
Charles County, Public Improvement, GO, 5.000%, 03/01/16	1,000	1,103
Frederick County Educational Facilities, Mount St. Mary’s University, RB, 5.625%, 09/01/38, Callable 09/01/16 @ 100	500	466
Frederick County Educational Facilities, Mount St. Mary’s University, Ser A, RB, 4.750%, 09/01/08	175	177
Frederick County, Public Facilities, GO, 5.000%, 12/01/15	1,075	1,191
Frederick County, Public Facilities, GO, 5.000%, 12/01/16, Callable 12/01/15 @ 100	1,000	1,096
Harford County, GO, 5.000%, 07/15/25, Callable 07/15/15 @ 100	1,000	1,025
Howard County, Public Improvement, GO, 5.000%, 02/15/15	1,000	1,105
Maryland Capital Improvements, Ser A, GO, 5.000%, 02/15/17, Callable 02/15/15 @ 100	1,000	1,084
Maryland Capital Improvements, Ser A, GO, 5.000%, 02/15/19, Callable 02/15/15 @ 100	1,000	1,069
Maryland Community Development Administration, Department of Housing & Community Development, RB, AMT, 5.000%, 09/01/27, Callable 03/01/17 @ 100	1,000	935
Maryland Community Development Administration, Department of Housing & Community Development, Ser 2001B, RB, AMT, 4.100%, 07/01/08, FHA/GNMA/HUD	285	286
Maryland Economic Development Corp., Department of Transportation Headquarters, RB, 5.375%, 06/01/19, Callable 06/01/12 @ 100.50	1,000	1,065
Maryland Economic Development Corp., Student Housing, Towson University Project, Ser A, RB, 5.250%, 07/01/37, Callable 07/01/17 @ 100	1,000	870

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2008  (Amounts in thousands, except Shares)
Maryland Municipal Bond Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Maryland—continued

Maryland Economic Development Corp., University of Maryland College Park Project, RB, 5.750%, 06/01/18, Prerefunded 06/01/13 @ 100	475	538
Maryland Health & Higher Educational Facilities Authority, Anne Arundel Medical Center, RB, 5.125%, 07/01/28, Callable 07/01/08 @ 101, FSA	220	221
Maryland Health & Higher Educational Facilities Authority, Board of Child Care, RB, 5.500%, 07/01/13, Callable 07/01/12 @ 100	500	533
Maryland Health & Higher Educational Facilities Authority, Calvert Health Systems, RB, 5.500%, 07/01/36, Callable 07/01/14 @ 100	1,000	1,001
Maryland Health & Higher Educational Facilities Authority, Carroll County General Hospital, RB, 6.000%, 07/01/18, Callable 07/01/12 @ 100	500	520
Maryland Health & Higher Educational Facilities Authority, Carroll County General Hospital, RB, 6.000%, 07/01/21, Callable 07/01/12 @ 100	250	258
Maryland Health & Higher Educational Facilities Authority, Catholic Health Initiatives, Ser A, RB, 6.000%, 12/01/24, Callable 06/01/10 @ 101, ETM	250	264
Maryland Health & Higher Educational Facilities Authority, Doctors Community Hospital, Ser A, RB, 4.000%, 07/01/13	500	494
Maryland Health & Higher Educational Facilities Authority, Goucher College, RB, 5.375%, 07/01/25, Callable 07/01/14 @ 100	565	577
Maryland Health & Higher Educational Facilities Authority, Hebrew Home of Greater Washington, RB, 5.700%, 01/01/21, Callable 01/01/12 @ 100	480	489
Maryland Health & Higher Educational Facilities Authority, Lifebridge Health, RB, 5.000%, 07/01/28, Callable 07/01/17 @ 100, LOC: Assured Guaranty	500	503
Maryland Health & Higher Educational Facilities Authority, Lifebridge Health, Ser A, RB, 5.125%, 07/01/34, Prerefunded 07/01/14 @ 100	1,000	1,101
Maryland Health & Higher Educational Facilities Authority, Mercy Medical Center, Ser A, RB, 4.750%, 07/01/21, Callable 07/01/17 @ 100	400	375
Maryland Health & Higher Educational Facilities Authority, Mercy Medical Center, Ser A, RB, 5.500%, 07/01/42, Callable 07/01/17 @ 100	250	230

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2008  (Amounts in thousands, except Shares)
Maryland Municipal Bond Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Maryland—continued

Maryland Health & Higher Educational Facilities Authority, University of Maryland Medical System, RB, 5.750%, 07/01/21, Prerefunded 07/01/11 @ 100	1,225	1,336
Maryland Health & Higher Educational Facilities Authority, Western Maryland Health System, Ser A, RB, 5.000%, 07/01/15, MBIA/FHA	1,000	1,084
Maryland State & Local Facilities Loan, Ser 1, GO, 4.000%, 03/01/18, Callable 03/01/16 @ 100	500	509
Maryland State & Local Facilities, Ser 2, GO, 5.000%, 08/01/14, Callable 08/01/13 @ 100	1,000	1,087
Maryland State & Local Facilities, Ser 2, GO, 5.000%, 08/01/16, Callable 08/01/13 @ 100	1,000	1,084
Maryland State Department of Transportation Consolidated Transaction, RB, 5.000%, 02/15/22, Callable 02/15/18 @ 100	1,000	1,050
Maryland State Transportation Authority Grant & Revenue Anticipation, RB, 5.000%, 03/01/19, Callable 03/01/17 @ 100	1,000	1,067
Maryland State Transportation Authority, RB, 5.000%, 07/01/22, Callable 07/01/17 @ 100, FSA	1,000	1,048
Maryland State Transportation Authority, Transportation Facilities Project, RB, 5.000%, 07/01/23, Callable 07/01/18 @ 100	1,000	1,033
Maryland Transportation Authority, Baltimore/Washington International Airport, Ser B, RB, AMT, 5.375%, 03/01/15, Callable 03/01/12 @ 101, AMBAC	1,000	1,045
Montgomery County Department of Finance, Ser A, GO, 1.330%, 06/01/26, LOC: Dexia Credit Local(a)	400	400
Montgomery County Economic Development, Trinity Health Care Group, RB, 5.500%, 12/01/16, Callable 12/01/11 @ 100	1,000	1,078
Montgomery County Housing Opportunities Commission, Aston Woods Apartments, Ser A, RB, 4.900%, 05/15/31, Callable 05/15/08 @ 102, FNMA	1,150	1,175
Montgomery County Housing Opportunities Commission, Ser A, RB, 4.450%, 07/01/17, Callable 01/01/11 @ 100	100	101
Montgomery County Housing Opportunities Commission, Ser A, RB, 6.000%, 07/01/20, Callable 07/01/10 @ 100	1,020	1,049
Montgomery County Revenue Authority, Lease, College Arts Center Project, Ser A, RB, 5.000%, 05/01/28, Callable 05/01/15 @ 100	1,000	1,002

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2008  (Amounts in thousands, except Shares)
Maryland Municipal Bond Fund — concluded

	Shares or
	Principal
	Amount($)	Value($)
Maryland—continued

Northeast Waste Disposal Authority Solid Waste Revenue, RB, AMT, 5.500%, 04/01/11	220	234
St. Mary’s County, Public Improvement, GO, 5.500%, 07/01/11	665	725
Talbot County Public Facilities, GO, 5.375%, 03/15/17, Callable 03/15/12 @ 101	1,000	1,086
Washington Suburban Sanitation District, Anticipation Notes, Ser A, GO, 1.950%, 06/01/23, LOC: Landesbank Hessen-Thueringen(a)	450	450
Washington Suburban Sanitation District, GO, 5.000%, 06/01/13	825	905

		41,610

Puerto Rico (2.4%)
Puerto Rico Commonwealth Public Improvement, Ser A, GO, 5.500%, 07/01/19, MBIA	1,000	1,071

Total Municipal Bonds		42,681

Money Market Fund (2.4%)
Federated Maryland Municipal Cash Trust	1,050,160	1,050

Total Money Market Fund		1,050

Total Investments (Cost $43,452)(b) — 99.3%		43,731
Other assets in excess of liabilities — 0.7%		320

Net Assets — 100.0%		$44,051

(a)	Variable or Floating Rate Security. Rate disclosed is as of March 31, 2008.

(b)	Represents cost for financial reporting purposes.

AMBAC	— Security insured by American Municipal Bond Assurance Corporation

AMT	— Alternative Minimum Tax Paper

ETM	— Escrowed to Maturity

FHA	— Security insured by Federal Housing Administration

FNMA	— Security insured by Federal National Mortgage Association

FSA	— Security insured by Financial Security Assurance

GNMA	— Security insured by Government National Mortgage Association

GO	— General Obligation

HUD	— Security insured by U.S. Department of Housing and Urban Development

LOC	— Letter of Credit

MBIA	— Security insured by Municipal Bond Insurance Association

RB	— Revenue Bond

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2008  (Amounts in thousands, except Shares)
North Carolina Tax-Exempt Bond Fund

	Shares or
	Principal
	Amount($)	Value($)
Municipal Bonds (95.0%)
North Carolina (88.4%)
Appalachian State University, Procurement Services Building, RB, 5.000%, 07/15/30, Callable 07/15/15 @ 100, MBIA	1,250	1,252
Brunswick County Enterprise System, Ser A, RB, 5.250%, 04/01/22, Callable 04/01/14 @ 100, FSA	500	521
Charlotte Airport, Ser B, RB, AMT, 6.000%, 07/01/24, Callable 07/01/09 @ 101, MBIA	1,000	1,016
Charlotte, Convention Facilities Project, COP, 5.000%, 12/01/25, Callable 12/01/15 @ 100	1,000	1,006
Charlotte, Convention Facilities Project, Ser A, COP, 5.500%, 08/01/19, Callable 08/01/13 @ 101	2,000	2,131
Charlotte-Mecklenburg Hospital Authority, Health Care System, Ser A, RB, 5.000%, 01/15/33, Pre-refunded 01/15/13 @ 100	1,225	1,327
Dare County, COP, 5.000%, 06/01/23, Callable 12/01/12 @ 100, AMBAC	830	842
Greensboro, Enterprise System, Ser A, RB, 5.000%, 06/01/25, Callable 06/01/17 @ 100	1,605	1,650
Iredell County Public Facilities Project, COP, 5.250%, 10/01/20, Callable 10/01/13 @ 100, AMBAC	500	517
Lenoir County North Carolina, GO, 5.000%, 02/01/21, Callable 02/01/17 @ 100, FSA	500	528
Mecklenburg County North Carolina, Ser C, GO, 5.000%, 02/01/15	1,000	1,105
New Hanover County Industrial Facilities & Pollution Control Financing Authority, Corning Project, RB, 2.150%, 05/01/10(a)	1,735	1,735
North Carolina Capital Facilities Finance Agency, Duke University Project, Ser A, RB, 5.250%, 07/01/42, Pre-refunded 10/01/12 @ 100	3,000	3,296
North Carolina Capital Facilities Finance Agency, Educational Facilities, Brevard College Corp., RB, 5.000%, 10/01/26, Callable 04/01/17 @ 100	1,000	874
North Carolina Eastern Municipal Power Agency, Power System, Ser C, RB, 5.375%, 01/01/16, Callable 01/01/13 @ 100	500	512
North Carolina Medical Care Commission Health System, RB, 5.000%, 10/01/25, Callable 10/01/17 @ 100, FSA	2,000	2,015
North Carolina Medical Care Commission Retirement Facilities, RB, 6.500%, 07/01/32, Pre-refunded 07/01/12 @ 101	1,000	1,175
North Carolina Medical Care Commission, Health Care Facilities, Novant Health Obligations Group, Ser A, RB, 5.000%, 11/01/17, Callable 11/01/13 @ 100	1,290	1,332
North Carolina State Education Assistance Authority, Ser Q-2, RB, AMT, 5.243%, 07/01/36, Guaranteed Student Loans(a)(b)	950	950

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2008  (Amounts in thousands, except Shares)
North Carolina Tax-Exempt Bond Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
North Carolina—continued

North Carolina State Grant Anticipation, RB, 5.000%, 03/01/15, MBIA	1,000	1,097
North Carolina State Grant Anticipation, RB, 5.000%, 03/01/16, MBIA	750	823
North Carolina State Grant Anticipation, RB, 5.000%, 03/01/14, MBIA	2,500	2,734
North Carolina State, Public Import, Ser A, GO, 5.000%, 03/01/18, Pre-refunded 03/01/11 @ 102	500	545
Onslow County Hospital Authority, Onslow Memorial Hospital Project, RB, 5.125%, 04/01/18, Callable 10/01/16 @ 100, MBIA/FHA	500	531
Pitt County North Carolina, COP, 4.750%, 04/01/27, Callable 04/01/17 @ 100, MBIA	1,000	970
Pitt County School Facilities Project, Ser B, COP, 5.300%, 04/01/21, Prerefunded 04/01/10 @ 101, FSA	500	534
Raleigh Durham Airport Authority, Ser A, RB, 5.000%, 05/01/30, Callable 05/01/15 @ 100, AMBAC	3,000	2,960
Rockingham County, COP, 5.000%, 04/01/18, Callable 04/01/12 @ 101, AMBAC	500	517
Salisbury Enterprise System, RB, 5.000%, 02/01/20, Callable 02/01/12 @ 101, FSA	500	520
University of North Carolina at Wilmington, COP, 5.000%, 06/01/31, Callable 06/01/15 @ 100, FGIC	1,295	1,265
University of North Carolina Systems Pool, Ser A, RB, 5.000%, 04/01/23, Callable 04/01/15 @ 100, AMBAC	1,000	1,019
Wake County Hospital, RB, 5.125%, 10/01/13, Callable 10/01/13 @ 100, MBIA, ETM	350	388
Wake County Industrial Facilities & Pollution Control Financing Authority, Carolina Power & Light Co. Project, RB, 5.375%, 02/01/17, Callable 02/01/12 @ 101	1,000	1,039

		38,726

Puerto Rico (6.6%)
Puerto Rico Commonwealth, Public Import, GO, 5.500%, 07/01/19, FSA	835	918
Puerto Rico Highway & Transportation Authority, Ser AA, RB, 5.500%, 07/01/19, MBIA	595	638
Puerto Rico Infrastructure Financing Authority, Special Tax Revenue, Ser C, RB, 5.500%, 07/01/23, AMBAC	400	424
Puerto Rico Sales Tax Financing Corporation Sales Tax, Ser A, RB, 5.250%, 08/01/57, Callable 08/01/17 @ 100	1,000	928

		2,908

Total Municipal Bonds		41,634

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2008  (Amounts in thousands, except Shares)
North Carolina Tax-Exempt Bond Fund — concluded

	Shares or
	Principal
	Amount($)	Value($)
Money Market Fund (5.0%)
Federated Tax-Free Obligations Fund(a)	1,906,154	1,906
SEI Tax Exempt Trust, Institutional Tax Free Fund(a)	269,367	269

Total Money Market Fund		2,175

Total Investments (Cost $44,157)(c) — 100.0%		43,809
Liabilities in excess of other assets — 0.0%		(3)

Net Assets — 100.0%		$43,806

(a)	Variable or Floating Rate Security. Rate disclosed is as of March 31, 2008.

(b)	The Fund’s adviser has deemed this security to be illiquid based upon procedures approved by the Board of Trustees. The illiquid securities held by the Fund as of March 31, 2008 are identified below (in thousands):

Issue	Acquisition	Cost	Par	Value	Percentage of
Description	Date	($)	($)	($)	Net Assets(%)

North Carolina State Education Assistance Authority	12/10/07	950	950	950	2.17

(c)	Represents cost for financial reporting purposes.

AMBAC	— Security insured by American Municipal Bond Assurance Corporation

AMT	— Alternative Minimum Tax Paper

COP	— Certificate of Participation

ETM	— Escrowed to Maturity

FGIC	— Security insured by Financial Guaranty Insurance Company

FHA	— Security insured by Federal Housing Administration

FSA	— Security insured by Financial Security Assurance

GO	— General Obligation

MBIA	— Security insured by Municipal Bond Insurance Association

RB	— Revenue Bond

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2008  (Amounts in thousands, except Shares)
Seix Floating Rate High Income Fund

	Shares or
	Principal
	Amount($)	Value($)
Bank Loans (93.8%)
Advertising (2.2%)
Advanstar Communications, Inc., 4.921%, 05/31/14(a)(b)	1,985	1,479
Affinion Group, Inc., 5.552%, 10/01/12(a)(b)	3,645	3,354
Proquest, 5.481%, 02/09/13(a)(b)	1,912	1,749
Reader’s Digest Association, Inc. (The), 5.075%, 03/02/13(a)(b)	1,980	1,604
Tribune Co., 7.396%, 05/17/09(a)(b)	2,667	2,350
Valassis Communications, Inc., 1.000%, 03/02/14(a)(b)	427	392
Valassis Communications, Inc., 6.580%, 03/02/14(a)(b)	1,291	1,184

		12,112

Aerospace/Defense (0.6%)
AM General Corp., 6.000%, 09/30/12(a)(b)	49	44
AM General Corp., 6.775%, 09/30/12(a)(b)	1,304	1,171
Hawker Beechcraft, Inc., 6.830%, 04/02/14(a)(b)	2,282	2,130
Hawker Beechcraft, Inc., 6.830%, 04/02/14(a)(b)	133	124

		3,469

Auto Parts & Equipment (1.0%)
Baker Tanks, Inc., 5.287%, 05/08/14(a)(b)	3,226	2,838
Centaur LLC, 4.000%, 10/13/12(a)(b)	526	458
Centaur LLC, 8.830%, 10/30/12(a)(b)	2,474	2,152

		5,448

Building Materials (0.7%)
Boise Cascade LLC, 7.500%, 02/08/14(a)(b)	450	450
Contech Construction Products, Inc., 5.096%, 01/31/13(a)(b)	3,924	3,355

		3,805

Chemicals (7.0%)
Celanese Holdings LLC, 6.229%, 04/02/14(a)(b)	5,955	5,541
Columbian Chemicals Co., 6.580%, 02/11/13(a)(b)	4,909	4,320
Compass Minerals International, Inc., 6.190%, 12/22/12(a)(b)	2,423	2,314
Hexion Specialty Chemicals, Inc., 7.000%, 05/05/13(a)(b)	4,046	3,758
Hexion Specialty Chemicals, Inc., 7.125%, 05/15/13(a)(b)	877	816
Huntsman International LLC, 4.428%, 08/16/12(a)(b)	3,473	3,323
Ineos Group Holdings PLC, 4.640%, 12/14/12(a)(b)	1,857	1,699
Ineos Group Holdings PLC, 4.885%, 12/14/13(a)(b)	5,825	5,323
Ineos Group Holdings PLC, 5.385%, 12/14/14(a)(b)	951	872
ISP Chemco, Inc., 4.830%, 05/31/14(a)(b)	1,985	1,798
Lucite International Ltd., 5.500%, 07/03/13(a)(b)	727	614
Lucite International Ltd., 5.500%, 07/03/13(a)(b)	258	217
Macdermid Holdings LLC, 6.830%, 04/11/14(a)(b)	3,230	2,746
Rockwood Specialties Group, Inc., 4.744%, 07/30/12(a)(b)	3,000	2,838
Solutia, Inc., 7.931%, 02/28/14(a)(b)	2,993	2,832

		39,011

Coal (0.3%)
Alpha Natural Resources, Inc., 4.421%, 10/26/12(a)(b)	1,839	1,756

Commercial Services (9.2%)
Astoria Generating Co. LLC, 4.350%, 08/13/13(a)(b)	1,248	1,144
Bearingpoint, Inc., 8.739%, 05/18/12(a)(b)	2,000	1,380
Catalina Marketing Corp., 7.830%, 10/01/14(a)(b)	2,985	2,739

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2008  (Amounts in thousands, except Shares)
Seix Floating Rate High Income Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Commercial Services—continued

Cengage Learning, 5.813%, 07/03/14(a)(b)	3,841	3,272
Cenveo, Inc., 4.349%, 03/16/14(a)(b)	1,393	1,239
Cenveo, Inc., 8.119%, 06/21/14(a)(b)	2,000	2,000
H3C Holdings Ltd., 5.632%, 09/28/12(a)(b)	3,260	2,608
Idearc, Inc., 6.330%, 11/17/13(a)(b)	4,000	3,298
Live Nation, Inc., 7.580%, 06/21/13(a)(b)	1,649	1,517
Live Nation, Inc., 7.580%, 06/21/13(a)(b)	4,089	3,762
Merrill Corp., 6.399%, 05/15/11(a)(b)	4,410	3,903
Merrill Corp., 9.517%, 10/01/13(a)(b)	2,000	1,600
National Money Mart Co., 7.580%, 10/30/12(a)(b)	835	759
National Money Mart Co., 7.580%, 10/30/12(a)(b)	1,135	1,033
Oshkosh Truck Corp., 4.760%, 12/06/13(a)(b)	2,938	2,745
Quintiles Transnational Corp., 6.830%, 03/21/13(a)(b)	983	913
Quintiles Transnational Corp., 8.830%, 03/21/14(a)(b)	2,000	1,790
QVC, Inc., 3.488%, 10/04/11(a)(b)	10,000	9,400
R.H. Donnelley, Inc., 4.391%, 06/30/11(a)(b)	2,636	2,437
Rent-A-Center, Inc., 5.041%, 06/30/12(a)(b)	2,582	2,376
Sedgwick CMS Holdings, Inc., 7.080%, 01/31/13(a)(b)	1,964	1,709

		51,624

Computers (2.1%)
Acxiom Corp., 5.837%, 09/15/12(a)(b)	2,555	2,440
Dresser, Inc., 5.566%, 05/04/14(a)(b)	2,946	2,750
Kronos, Inc., 7.080%, 06/12/14(a)(b)	985	788
Network Solutions LLC, 6.952%, 03/07/14(a)(b)	2,299	1,839
Reynolds & Reynolds Co., 4.678%, 10/23/12(a)(b)	1,792	1,621
Sungard Data Systems, Inc., 4.878%, 02/11/13(a)(b)	1,943	1,803
TTM Technologies, Inc., 5.527%, 10/27/12(a)(b)	750	690

		11,931

Diversified Financial Services (3.1%)
Clarke American Corp., 5.197%, 04/01/14(a)(b)	4,481	3,600
East Valley Tourist Development Authority, 9.440%, 08/06/14(a)(b)	3,000	2,970
Level 3 Communications, Inc., 6.202%, 03/01/14(a)(b)	3,000	2,578
Peach Holdings, Inc., 8.233%, 11/21/13(a)(b)	4,809	3,670
VNU, Inc., 6.471%, 08/09/13(a)(b)	4,888	4,419

		17,237

Diversified Operations (0.4%)
Delphi Corp., 6.250%, 07/01/08(a)(b)	2,000	1,967

Electric (2.3%)
Boston Generating LLC, 7.080%, 12/21/13(a)(b)	345	302
Boston Generating LLC, 7.080%, 12/21/13(a)(b)	97	85
Boston Generating LLC, 7.080%, 12/21/13(a)(b)	1,539	1,350
Calpine Corp., 0.997%, 03/29/09(a)(b)	963	836
NRG Energy, Inc., 6.330%, 02/01/13(a)(b)	4,913	4,613
NRG Energy, Inc., 6.480%, 02/01/13(a)(b)	2,463	2,310
TXU Energy Co. LLC, 6.579%, 10/27/14(a)(b)	3,465	3,154

		12,650

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2008  (Amounts in thousands, except Shares)
Seix Floating Rate High Income Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Energy (2.2%)
Covanta Energy Corp., 5.078%, 02/09/14(a)(b)	1,930	1,771
Covanta Energy Group, 6.203%, 02/09/14(a)(b)	960	880
Longview Power LLC, 4.938%, 02/27/14(a)(b)	1,167	997
Longview Power LLC, 5.063%, 02/27/14(a)(b)	1,000	855
Longview Power LLC, 7.125%, 02/27/14(a)(b)	333	285
NE Energy, 7.125%, 10/19/11(a)(b)	1,000	775
NE Energy, 5.040%, 10/19/13(a)(b)	860	708
NE Energy, 7.375%, 10/19/13(a)(b)	106	86
NSG Holdings LLC, 4.350%, 06/15/14(a)(b)	385	343
NSG Holdings LLC, 4.350%, 06/15/14(a)(b)	51	45
Sandridge Energy, Inc., 8.354%, 04/15/14(a)(b)	3,000	2,775
Sandridge Energy, Inc., 8.625%, 04/15/15(a)(b)	3,000	2,955

		12,475

Entertainment (4.4%)
Cedar Fair LP, 5.128%, 08/30/12(a)(b)	1,935	1,783
Cinemark, Inc., 4.772%, 10/04/13(a)(b)	3,967	3,556
Penn National Gaming, Inc., 5.140%, 10/03/12(a)(b)	1,965	1,857
Rainbow National Services, 0.000%, 06/28/13(a)(b)(c)	5,000	4,725
Regal Cinemas, Inc., 6.330%, 02/26/13(a)(b)	4,920	4,569
Venetian Macao Ltd., 7.080%, 05/25/12(a)(b)	3,000	2,703
Venetian Macao Ltd., 7.080%, 05/25/13(a)(b)	3,263	2,940
Venetian Macao Ltd., 7.080%, 05/26/13(a)(b)	2,000	1,802
Warner Music Group, 5.084%, 02/28/11(a)(b)	994	895

		24,830

Environmental Control (0.9%)
Allied Waste North America, Inc., 4.329%, 01/15/12(a)(b)	3,241	3,075
Allied Waste North America, Inc., 6.100%, 01/15/12(a)(b)	1,948	1,845

		4,920

Food (0.3%)
Pinnacle Foods Group, Inc., 7.406%, 04/02/14(a)(b)	2,084	1,815

Forest Products & Paper (0.1%)
Verso Paper Holdings LLC, 6.580%, 08/03/13(a)(b)	897	801

Health Care (12.2%)
Beverly Enterprises, Inc., 5.872%, 04/07/11(a)(b)	3,170	2,885
Capella Healthcare, Inc., 6.750%, 03/02/15(a)(b)	9,000	8,505
Carestream Health, Inc., 5.714%, 04/30/13(a)(b)	3,868	3,168
Carestream Health, Inc., 9.396%, 10/30/13(a)(b)	1,000	660
Community Health Systems, 0.000%, 07/25/14(a)(b)(c)	469	432
Community Health Systems, 5.335%, 07/25/14(a)(b)	9,191	8,465
CRC Health Corp., 4.921%, 02/06/13(a)(b)	2,940	2,573
Harlan Sprague Dawley, Inc., 5.523%, 07/11/14(a)(b)	8,000	7,400
HCA, Inc., 6.830%, 11/17/12(a)(b)	2,803	2,550
HCA, Inc., 7.080%, 11/06/13(a)(b)	4,955	4,558
Health Management Associates, 7.070%, 02/28/14(a)(b)	2,745	2,356
Iasis Healthcare Corp., 4.606%, 03/15/14(a)(b)	127	113
Iasis Healthcare Corp., 5.075%, 03/15/14(a)(b)	477	425
Iasis Healthcare Corp., 5.248%, 03/15/14(a)(b)	1,382	1,247
IM US Holdings LLC, 6.843%, 06/26/14(a)(b)	1,985	1,749
Invacare Corp., 6.170%, 02/12/13(a)(b)	901	830

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2008  (Amounts in thousands, except Shares)
Seix Floating Rate High Income Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Health Care—continued

Matria Healthcare, Inc., 5.995%, 01/19/12(a)(b)	1,074	1,031
Multiplan, Inc., 5.622%, 04/08/13(a)(b)	2,451	2,230
Multiplan, Inc., 5.622%, 04/12/13(a)(b)	858	785
Mylan, Inc., 6.095%, 10/02/14(a)(b)	2,993	2,886
National Mentor Holdings, Inc., 6.600%, 06/28/13(a)(b)	110	97
National Mentor Holdings, Inc., 6.730%, 06/28/13(a)(b)	1,857	1,634
Royalty Pharma, 5.511%, 04/16/13(a)(b)	3,930	3,887
Sun Healthcare Group, Inc., 5.539%, 04/12/14(a)(b)	1,418	1,290
Sun Healthcare Group, Inc., 6.830%, 04/12/14(a)(b)	322	290
Sun Healthcare Group, Inc., 4.921%, 04/19/14(a)(b)	203	183
Talecris Biotherapeutics, Inc., 6.572%, 12/06/13(a)(b)	2,963	2,488
Vanguard Health Systems, Inc., 5.372%, 09/23/11(a)(b)	3,931	3,626

		68,343

Insurance (0.2%)
Hub International Ltd., 7.330%, 06/12/14(a)(b)	811	697
Hub International Ltd., 7.860%, 06/12/15(a)(b)	41	35
Hub International Ltd., 7.337%, 06/12/15(a)(b)	142	122

		854

Investment Company (0.3%)
USPF Holdings LLC, 6.943%, 04/11/14(a)(b)	1,985	1,767

Leisure Time (1.0%)
Sabre Holdings Corp., 5.244%, 09/30/14(a)(b)	3,158	2,589
TDS Investor Corp., 7.080%, 08/09/13(a)(b)	2,668	2,308
TDS Investor Corp., 7.080%, 08/23/13(a)(b)	993	863

		5,760

Lodging (4.6%)
Cannery Casino Resorts LLC, 2.250%, 05/18/13(a)(b)	1,008	930
Cannery Casino Resorts LLC, 5.320%, 05/18/13(a)(b)	2,188	2,019
Cannery Casino Resorts LLC, 5.865%, 05/18/13(a)(b)	787	726
Fontainebleau Resorts LLC, 2.000%, 06/05/14(a)(b)	1,333	1,087
Fontainebleau Resorts LLC, 6.258%, 06/05/14(a)(b)	2,667	2,173
Isle of Capri Casinos, 4.875%, 11/25/13(a)(b)	528	445
Isle of Capri Casinos, 6.580%, 11/25/13(a)(b)	1,751	1,477
Isle of Capri Casinos, 6.580%, 11/25/13(a)(b)	701	591
Kerzner International Ltd., 5.901%, 08/31/13(a)(b)	214	173
Kerzner International Ltd., 5.901%, 08/31/13(a)(b)	2,286	1,851
Kerzner International Ltd., 6.889%, 08/31/13(a)(b)	1,300	1,053
Metro-Goldwyn-Mayer, Inc., 8.108%, 04/08/12(a)(b)	2,957	2,329
Metro-Goldwyn-Mayer, Inc., 8.108%, 04/08/12(a)(b)	3,267	2,567
MGM Mirage, Inc., 1.781%, 11/22/09(a)(b)	1,657	1,570
MotorCity Casino, 4.778%, 07/26/12(a)(b)	3,634	3,198
Seminole Indian Casinos, 4.481%, 03/05/14(a)(b)	470	445
Seminole Indian Casinos, 4.625%, 03/05/14(a)(b)	1,695	1,605
Seminole Indian Casinos, 5.563%, 03/05/14(a)(b)	1,733	1,641

		25,880

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2008  (Amounts in thousands, except Shares)
Seix Floating Rate High Income Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Machinery Diversified (0.5%)
NACCO Materials Handling Group, Inc., 5.599%, 02/24/13(a)(b)	3,439	2,923

Media (11.1%)
Block Communications, Inc., 6.830%, 12/19/12(a)(b)	997	918
Cablevision Systems Corp., 4.750%, 03/21/12(a)(b)	3,435	3,195
Cablevision Systems Corp., 4.001%, 12/13/13(a)(b)	3,896	3,644
CanWest Media, Inc., 5.085%, 07/13/14(a)(b)	707	651
Citadel Broadcasting Corp., 5.650%, 06/12/14(a)(b)	3,000	2,436
CW Media Holdings, Inc., 8.080%, 09/21/14(a)(b)	995	925
Dex Media, Inc., 5.125%, 10/23/14(a)(b)	1,000	889
Gray Television, Inc., 6.210%, 12/31/14(a)(b)	9,454	7,965
Insight Midwest Holdings LLC, 6.480%, 10/06/13(a)(b)	11,818	10,489
Mediacom LLC, 4.671%, 01/31/15(a)(b)	8,063	7,095
Next Media Operating, Inc., 5.086%, 11/04/12(a)(b)	1,144	967
Next Media Operating, Inc., 5.098%, 11/04/12(a)(b)	508	430
Penton Media, Inc., 8.122%, 02/01/14(a)(b)	1,000	752
Quebecor Media, Inc., 6.258%, 01/17/13(a)(b)	2,940	2,727
San Juan Cable LLC, 5.020%, 10/31/12(a)(b)	980	804
Spanish Broadcasting System, Inc., 6.580%, 06/08/12(a)(b)	2,969	2,464
TCM Media, Inc., 8.598%, 06/30/10(a)(b)	696	655
Telesat Holdings, Inc., 6.641%, 10/16/14(a)(b)	1,378	1,276
Univision Communications, 1.000%, 09/16/14(a)(b)	101	79
Univision Communications, 5.491%, 09/16/14(a)(b)	2,899	2,278
Univision Communications, 5.625%, 09/16/14(a)(b)	5,000	4,700
Wenner Media LLC, 6.593%, 09/29/13(a)(b)	2,843	2,501
WideOpenWest Finance LLC, 5.620%, 06/30/14(a)(b)	5,000	4,100

		61,940

Miscellaneous Manufacturer (4.3%)
Activant Solutions Holdings, Inc., 6.704%, 05/01/13(a)(b)	3,726	3,190
Aearo Technologies, Inc., 6.393%, 06/01/13(a)(b)	3,980	3,970
Bombardier, Inc., 6.430%, 06/28/13(a)(b)	4,380	3,789
EPCO Holdings, Inc., 4.329%, 08/07/12(a)(b)	10,000	9,750
John Maneely Co., 7.461%, 12/06/13(a)(b)	2,696	2,294
Zuffa, Inc., 4.625%, 06/21/15(a)(b)	1,985	1,290

		24,283

Oil & Gas (4.7%)
Atlas Pipeline Partners LP, 5.460%, 07/27/14(a)(b)	1,000	970
Big West Oil LLC, 1.500%, 05/02/14(a)(b)	850	782
Big West Oil LLC, 5.068%, 05/02/14(a)(b)	250	230
Big West Oil LLC, 5.500%, 05/02/14(a)(b)	885	814
Enterprise GP Holdings LP, 5.888%, 10/27/14(a)(b)	11,000	10,807
Niska Gas Storage, 4.550%, 05/01/11(a)(b)	138	131
Niska Gas Storage, 4.534%, 05/01/13(a)(b)	1,861	1,763
Niska Gas Storage, 4.589%, 05/01/13(a)(b)	301	285
Niska Gas Storage, 4.600%, 05/01/13(a)(b)	204	193
Petroleum Geo-Services ASA, 6.580%, 06/29/15(a)(b)	7,427	7,000
TPF Generation Holdings LLC, 6.830%, 12/15/11(a)(b)	94	82
TPF Generation Holdings LLC, 6.830%, 12/15/13(a)(b)	1,514	1,323

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2008  (Amounts in thousands, except Shares)
Seix Floating Rate High Income Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Oil & Gas—continued

TPF Generation Holdings LLC, 6.830%, 12/15/13(a)(b)	301	263
Vulcan Energy Corp., 0.000%, 09/13/11(a)(b)(c)	1,000	925
Western Refining Co., 4.994%, 04/05/14(a)(b)	922	801

		26,369

Pipelines (2.6%)
Energy Transfer Equity LP, 4.878%, 02/08/12(a)(b)	12,250	11,576
Targa Resources, Inc., 6.830%, 10/31/12(a)(b)	1,169	1,109
Targa Resources, Inc., 6.903%, 10/31/12(a)(b)	2,072	1,968

		14,653

Real Estate (1.1%)
CB Richard Ellis, 4.036%, 12/20/13(a)(b)	4,861	4,278
Mattamy Group, 5.375%, 04/11/13(a)(b)	1,965	1,700

		5,978

Retail (1.8%)
Capital Automotive LP, 4.870%, 12/16/10(a)(b)	3,519	3,279
Gregg Appliances, Inc., 5.340%, 07/25/13(a)(b)	893	794
Petco Animal Supplies, Inc., 6.261%, 10/26/13(a)(b)	3,950	3,500
Sports Authority, Inc. (The), 7.080%, 04/06/13(a)(b)	2,948	2,417

		9,990

Telecommunication Services (11.4%)
Asurion Corp., 6.095%, 07/03/14(a)(b)	7,500	6,300
Asurion Corp., 9.584%, 07/03/15(a)(b)	3,000	2,525
Cequel Communications LLC, 6.507%, 10/01/13(a)(b)	3,960	3,340
Cequel Communications LLC, 7.739%, 05/05/14(a)(b)	1,000	735
FairPoint Communications, Inc., 6.625%, 04/01/16(a)(b)	1,000	878
Hawaiian Telecom Communications, Inc., 3.135%, 04/30/12(a)(b)	3,592	2,730
Intelsat (Bermuda) Ltd., 5.611%, 02/02/14(a)(b)	16,000	15,905
Intelsat Corp. (PanAmSat), 5.611%, 07/03/13(a)(b)	733	670
Intelsat Corp. (PanAmSat), 5.611%, 07/03/13(a)(b)	733	670
Intelsat Corp. (PanAmSat), 5.611%, 07/03/13(a)(b)	734	670
IPC Information Systems, Inc., 7.093%, 05/31/14(a)(b)	1,489	1,127
MCC Iowa LLC, 4.671%, 01/31/15(a)(b)	1,975	1,738
NG Wireless, Inc., 6.976%, 07/31/14(a)(b)	2,000	1,900
Paetec Holding Corp., 5.622%, 02/09/13(a)(b)	962	896
Sorenson Communications, Inc., 7.375%, 08/01/13(a)(b)	6,450	5,990
Sorenson Communications, Inc., 11.830%, 02/01/14(a)(b)	1,828	1,755
Stratos Global Corp., 7.580%, 02/13/12(a)(b)	2,678	2,477
Stratos Global Corp., 7.580%, 02/13/12(a)(b)	264	244
Telesat Holdings, Inc., 0.500%, 10/16/14(a)(b)	80	74
Telesat Holdings, Inc., 6.162%, 10/16/14(a)(b)	38	35
US Telepacific Corp., 8.042%, 08/04/11(a)(b)	1,120	980
Virgin Media Investment Holdings Ltd., 6.055%, 09/03/12(a)(b)	2,714	2,456
West Corp., 5.744%, 10/23/13(a)(b)	3,433	2,981
West Corp., 0.000%, 10/24/13(a)(b)(c)	1,000	980
Wind Acquisition Holdings, 11.201%, 12/07/11(a)(b)	1,709	1,504

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2008  (Amounts in thousands, except Shares)
Seix Floating Rate High Income Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Telecommunication Services—continued

Wind Acquisition Holdings, 0.000%, 11/26/14(a)(b)(c)	2,500	2,471
Windstream Corp., 5.500%, 07/17/13(a)(b)	1,990	1,908

		63,939

Transportation (1.2%)
Hertz Corp., 4.568%, 12/21/12(a)(b)	4,468	4,176
Hertz Corp., 6.410%, 12/21/12(a)(b)	684	640
Travelport, Inc., 7.080%, 08/09/13(a)(b)	535	465
Volnay Acquisition (Compagnie Generale), 5.122%, 01/12/14(a)(b)	1,775	1,668

		6,949

Total Bank Loans		525,479

Corporate Bonds (2.6%)
Materials (0.2%)
Steel Dynamics, Inc., 7.750%, 04/15/16, Callable 04/15/12 @ 103.88(b)	1,300	1,301

Media (1.1%)
Clear Channel Communications, Inc., 7.650%, 09/15/10	3,000	3,168
Mediacom Broadband LLC, 9.500%, 01/15/13, Callable 04/21/08 @ 101.58	3,000	2,760

		5,928

Telecommunication Services (1.3%)
Alltel Communications, 10.375%, 12/01/17, Callable 12/01/12 @ 105.19(b)	2,000	1,720
FairPoint Communications, Inc., 13.125%, 04/01/18, Callable 04/01/13 @ 106.56(b)	3,000	2,881
Intelsat Intermediate, 0.000%, 02/01/15, Callable 02/01/10 @ 104.63(d)	1,000	850
Qwest Communications International, Inc., 6.565%, 02/15/09, Callable 04/21/08 @ 100(a)	2,000	1,980

		7,431

Total Corporate Bonds		14,660

Preferred Stocks (0.6%)
Financials (0.6%)
Citigroup, Inc., Ser AA, 8.125%, Callable 02/15/18 @ 25	40	962
Credit Suisse, 7.900%, Callable 03/28/13 @ 25	60	1,500
DB Cap Trust III, 7.600%, Callable 02/20/18 @ 25	40	990

Total Preferred Stocks		3,452

U.S. Treasury Obligation (0.2%)
U.S. Treasury Notes, 3.125%, 10/15/08	800	807

Total U.S. Treasury Obligations		807

Money Market Fund (4.7%)
RidgeWorth Institutional Cash Management Money Market Fund(e)	26,140,589	26,141

Total Money Market Fund		26,141

Total Investments (Cost $617,923)(f) — 101.9%		570,539
Liabilities in excess of other assets — (1.9)%		(10,524)

Net Assets — 100.0%		$560,015

(a)	Variable or Floating Rate Security. Rate disclosed is as of March 31, 2008.

(b)	Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Fund’s adviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees. These securities represent 94.9% of net assets as of March 31, 2008.

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2008  (Amounts in thousands, except Shares)
Seix Floating Rate High Income Fund — concluded

(c)	This security has not settled as of March 31, 2008 and thus does not have a rate in effect. The security does not have a stated settlement date and will receive a rate upon settling with the custodian.

(d)	Step bond.

(e)	Affiliate investment.

(f)	Represents cost for financial reporting purposes.

As of March 31, 2008 the Fund had the following unfunded Loan commitments.

		Unrealized
	Unfunded	Appreciation
Borrower	Commitments($)	(Depreciation)($)

Brand Services	7,500	(910)
Calpine Corp.	4,538	(596)
Hawaiian Telecom Communications, Inc.	2,408	(578)
MGM Mirage, Inc.	1,343	(70)
Telcordia Technologies, Inc.	5,000	(900)
Umbrella Acquisition	5,000	(1,275)

		(4,329)

The commitments are available until the maturity date of the respective security.

Credit Default Swap Agreements

		Notional	Fixed	Expiration
Underlying Instrument	Counterparty	Amount($)	Rate(%)	Date	Value($)
Abitibi Consolidated, Inc.	JPMorgan	1,000	2.80	06/20/08	(29)
Abitibi Consolidated, Inc.	JPMorgan	1,500	3.45	06/20/08	(41)
BC Corp.	Bank of America	(1,000)	2.65	03/20/13	17
Kohl’s Corp.	Goldman Sachs	(1,000)	1.83	03/20/13	(1)
J.C. Penney Corp., Inc.	Deutsche Bank	(1,000)	2.65	03/20/13	—
Cigna Corp.	JPMorgan	(1,000)	1.44	03/20/13	(23)
Humana, Inc.	JPMorgan	(1,000)	2.25	03/20/13	(14)
Limited Brands Inc.	Goldman Sachs	(1,000)	3.47	03/20/13	11

					(80)

At March 31, 2008, liquid assets totaling $84,911, in thousands, have been designated as collateral for open swap agreements.

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2008  (Amounts in thousands, except Shares)
Seix High Yield Fund

	Shares or
	Principal
	Amount($)	Value($)
Bank Loans (3.7%)
Commercial Services (0.9%)
Cenveo, Inc., 8.119%, 06/21/14(a)(b)	6,000	6,000

Diversified Financial Services (1.7%)
East Valley Tourist Development Authority, 9.440%, 08/06/14(a)(b)	11,500	11,385

Electric (0.1%)
Calpine Corp., 0.997%, 03/29/09(a)(b)	875	760

Telecommunication Services (1.0%)
Asurion Corp., 6.095%, 07/03/14(a)(b)	6,500	5,460
Sorenson Communications, Inc., 7.375%, 08/01/13(a)(b)	1,802	1,674

		7,134

Total Bank Loans		25,279

Corporate Bonds (86.8%)
Advertising (0.4%)
R.H. Donnelley Corp., 8.875%, 01/15/16, Callable 01/15/11 @ 104.44	1,805	1,142
Valassis Communications, Inc., 8.250%, 03/01/15, Callable 03/01/11 @ 104.13(c)	2,065	1,698

		2,840

Aerospace/Defense (0.9%)
Hawker Beechcraft Acquisition Co., 8.500%, 04/01/15, Callable 04/01/11 @ 104.25(c)	3,090	3,175
Hawker Beechcraft Acquisition Co., 8.875%, 04/01/15, Callable 04/01/11 @ 104.44	800	818
Transdigm, Inc., 7.750%, 07/15/14, Callable 07/15/09 @ 105.81	2,380	2,380

		6,373

Apparel (0.5%)
Levi Strauss & Co., 9.750%, 01/15/15, Callable 01/15/10 @ 104.88	1,260	1,255
Levi Strauss & Co., 8.875%, 04/01/16, Callable 04/01/11 @ 104.44(c)	1,965	1,877

		3,132

Auto Manufacturers (0.2%)
Tenneco, Inc., 8.125%, 11/15/15, Callable 11/15/11 @ 104.06(b)	1,305	1,295

Auto Parts & Equipment (1.0%)
Goodyear Tire & Rubber Co. (The), 8.663%, 12/01/09, Callable 04/21/08 @ 100(a)	5,675	5,639
Goodyear Tire & Rubber Co. (The), 8.625%, 12/01/11, Callable 12/01/09 @ 104.31	1	1
Goodyear Tire & Rubber Co. (The), 9.000%, 07/01/15, Callable 07/01/10 @ 104.5(c)	938	992

		6,632

Beverages (0.6%)
Constellation Brands, Inc., 8.375%, 12/15/14	4,135	4,259

Chemicals (1.9%)
Axcan Intermediate Holdings, Inc., 9.250%, 03/01/15, Callable 03/01/11 @ 106.94(b)	2,250	2,227
Huntsman International LLC, 11.625%, 10/15/10, Callable 04/21/08 @ 105.81	3,785	4,003

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2008  (Amounts in thousands, except Shares)

Seix High Yield Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Chemicals—continued

Ineos Group Holdings PLC, 8.500%, 02/15/16, Callable 02/15/11 @ 104.25(b)(c)	4,325	3,363
Mosaic Co., 7.375%, 12/01/14, Callable 12/01/10 @ 103.69(b)	990	1,059
Mosaic Co., 7.625%, 12/01/16, Callable 12/01/11 @ 103.81(b)	475	511
Reichhold Industries, Inc., 9.000%, 08/15/14, Callable 08/15/10 @ 104.50(b)	2,310	2,264

		13,427

Coal (1.0%)
Arch Western Finance LLC, 6.750%, 07/01/13, Callable 07/01/08 @ 103.38	1,830	1,826
Peabody Energy Corp., 7.375%, 11/01/16	5,120	5,299

		7,125

Commercial Services (4.6%)
Aramark Services, Inc., 8.500%, 02/01/15, Callable 02/01/11 @ 104.25	4,845	4,857
Corrections Corp. of America, 7.500%, 05/01/11, Callable 05/01/08 @ 101.88	5,250	5,302
Deluxe Corp., 7.375%, 06/01/15, Callable 06/01/11 @ 103.69	1,785	1,665
DI Finance/DynCorp International, Ser B, 9.500%, 02/15/13, Callable 02/15/09 @ 104.75	2,303	2,355
Hertz Corp., 8.875%, 01/01/14, Callable 01/01/10 @ 104.44(c)	1,620	1,535
Hertz Corp., 10.500%, 01/01/16, Callable 01/01/11 @ 105.25(c)	1,935	1,812
Iron Mountain, Inc., 8.625%, 04/01/13, Callable 04/07/08 @ 101.44	2,200	2,222
Iron Mountain, Inc., 7.750%, 01/15/15, Callable 04/07/08 @ 103.88(c)	3,155	3,171
Rainbow National Services LLC, 10.375%, 09/01/14, Callable 09/01/09 @ 105.19(b)	1,050	1,113
Seitel Acquisition Corp., 9.750%, 02/15/14, Callable 02/15/11 @ 104.88	2,480	2,089
Service Corp. International, 6.750%, 04/01/15	1,765	1,736
Service Corp. International, 7.000%, 06/15/17	1,825	1,761
United Rentals NA, Inc., 6.500%, 02/15/12, Callable 04/21/08 @ 103.25	2,430	2,199

		31,817

Diversified Financial Services (8.5%)
Alamosa Delaware, Inc., 8.500%, 01/31/12, Callable 04/10/08 @ 104.25	5,545	5,004
Bank of America Corp., Ser K, 8.000%, 12/29/49, Callable 01/30/18 @ 100	7,310	7,319

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2008  (Amounts in thousands, except Shares)

Seix High Yield Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Diversified Financial Services—continued

Buffalo Thunder Development Authority, 9.375%, 12/15/14, Callable 12/15/10 @ 104.69(b)	1,135	851
Ford Motor Credit Corp., 6.625%, 06/16/08	3,000	2,966
Ford Motor Credit Corp., 5.800%, 01/12/09(c)	3,760	3,582
Ford Motor Credit Corp., 9.750%, 09/15/10	4,100	3,652
Ford Motor Credit Corp., 7.250%, 10/25/11	785	645
Ford Motor Credit Corp., 7.993%, 01/13/12(a)(c)	3,730	2,759
Ford Motor Credit Corp., 8.000%, 12/15/16	1,000	783
Galaxy Entertainment Group, Ltd., 9.875%, 12/15/12, Callable 12/15/09 @ 104.94(b)	250	248
Galaxy Entertainment Group, Ltd., 9.829%, 12/15/10, Callable 12/15/08 @ 101.50(a)(b)	2,630	2,604
GMAC LLC, 5.625%, 05/15/09	2,240	2,041
GMAC LLC, 7.250%, 03/02/11	670	528
GMAC LLC, 6.875%, 09/15/11	3,940	3,016
GMAC LLC, 6.000%, 12/15/11	3,025	2,261
GMAC LLC, 6.625%, 05/15/12	255	193
GMAC LLC, 8.000%, 11/01/31	5,650	4,049
Hexion US Finance Corp., 9.369%, 11/15/14, Callable 11/15/08 @ 102(a)	1,550	1,449
Hexion US Finance Corp., 9.750%, 11/15/14, Callable 11/15/10 @ 104.88	2,520	2,703
Idearc, Inc., 8.000%, 11/15/16, Callable 11/15/11 @ 104	2,275	1,473
LVB Acquisition, Inc., 10.000%, 10/15/17, Callable 10/15/12 @ 105(b)(c)	3,405	3,567
NSG Holdings LLC, 7.750%, 12/15/25(b)	5,885	5,709
Snoqualmie Enterprise Authority, 6.936%, 02/01/14, Callable 02/01/09 @ 103(a)(b)	1,545	1,259

		58,661

Diversified Minerals (1.9%)
CII Carbon LLC, 11.125%, 11/15/15, Callable 11/15/11 @ 105.56(b)	2,600	2,314
FMG Finance Property Ltd., 10.000%, 09/01/13(b)	9,110	9,793
Ryerson, Inc., 12.574%, 11/01/14, Callable 11/01/09 @ 106(a)(b)	595	536
Ryerson, Inc., 12.000%, 11/01/15, Callable 11/01/11 @ 106(b)	470	444

		13,087

Diversified Operations (3.5%)
Freeport-McMoRan Copper & Gold, Inc., 8.250%, 04/01/15, Callable 04/01/11 @ 104.13	5,890	6,214
Freeport-McMoRan Copper & Gold, Inc., 8.375%, 04/01/17, Callable 04/01/12 @ 104.19	6,845	7,264
Leucadia National Corp., 7.000%, 08/15/13	1,890	1,876

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2008  (Amounts in thousands, except Shares)

Seix High Yield Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Diversified Operations—continued

Leucadia National Corp., 7.125%, 03/15/17, Callable 03/15/12 @ 103.56	4,745	4,496
SPX Corp., 7.625%, 12/15/14(b)	4,245	4,372

		24,222

Electric (11.4%)
AES Corp. (The), 8.750%, 05/15/13, Callable 05/15/08 @ 104.375(b)	1	1
AES Corp. (The), 7.750%, 10/15/15	2,155	2,171
AES Corp. (The), 8.000%, 10/15/17	6,690	6,774
Aquila, Inc., 9.950%, 02/01/11	4,740	4,991
Aquila, Inc., 12.073%, 07/01/12	4,200	5,176
Baldor Electic Co., 8.625%, 02/15/17, Callable 02/15/12 @ 103.31(c)	1,470	1,455
Edison Mission Energy, 7.500%, 06/15/13	265	272
Elwood Energy LLC, 8.159%, 07/05/26	3,057	2,959
Energy Future Holdings, 10.875%, 11/01/17, Callable 11/01/12 @ 105.44(b)	6,070	6,131
General Cable Corp., 7.104%, 04/01/15, Callable 04/01/09 @ 102(a)	2,720	2,346
Homer City Funding LLC, 8.137%, 10/01/19	1,369	1,423
Inergy LP/Inergy Finance, 8.250%, 03/01/16, Callable 03/01/11 @ 104.13	1,565	1,600
InterGen NV, 9.000%, 06/30/17, Callable 06/30/12 @ 104.50(b)	1,600	1,672
Midwest Generation LLC, Ser A, 8.300%, 07/02/09	1,762	1,798
Midwest Generation LLC, Ser B, 8.560%, 01/02/16	4,235	4,595
Mirant Mid-Atlantic LLC, Ser B, 9.125%, 06/30/17	5,814	6,432
Mirant Mid-Atlantic LLC, Ser C, 10.060%, 12/30/28	2,436	2,801
NRG Energy, Inc., 7.375%, 02/01/16, Callable 02/01/11 @ 103.69(c)	5,390	5,282
NRG Energy, Inc., 7.375%, 01/15/17, Callable 11/15/11 @ 100	4,375	4,255
Reliant Energy, Inc., 6.750%, 12/15/14, Callable 12/15/09 @ 103.38	1,855	1,887
Sithe/Independence Funding, Ser A, 9.000%, 12/30/13	2,754	2,886
Texas Competitive Electric Holdings LLC, 10.250%, 11/01/15, Callable 11/01/11 @ 105.13(b)	7,525	7,499
Texas Competitive Electric Holdings LLC, 10.250%, 11/01/15, Callable 11/01/11 @ 105.13(b)(c)	3,925	3,910

		78,316

Electronics (0.1%)
Flextronics International Ltd., 6.500%, 05/15/13	1,035	988

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2008  (Amounts in thousands, except Shares)

Seix High Yield Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Entertainment (1.7%)
Harrah’s Operating Co., Inc., 10.750%, 02/01/16, Callable 02/01/12 @ 105.38(b)	3,440	2,898
Mashantucket Pequot Tribe, 8.500%, 11/15/15, Callable 11/15/11 @ 104.25(b)	3,220	2,834
Pokagon Gaming Authority, 10.375%, 06/15/14, Callable 06/15/10 @ 105.19(b)	1,943	2,050
Seneca Gaming Corp., Ser B, 7.250%, 05/01/12, Callable 05/01/08 @ 103.63	821	774
Shingle Springs Tribal Gaming Authority, 9.375%, 06/15/15, Callable 06/15/11 @ 104.69(b)	1,910	1,690
Sinclair Television Group, 8.000%, 03/15/12, Callable 05/08/08 @ 102.67	1,194	1,206

		11,452

Environmental Control (2.0%)
Allied Waste North America, Inc., 6.500%, 11/15/10	6,800	6,800
Allied Waste North America, Inc., 6.375%, 04/15/11	5,385	5,297
Allied Waste North America, Inc., Ser B, 7.125%, 05/15/16, Callable 05/15/11 @ 103.56(c)	2,000	1,995

		14,092

Food (1.2%)
Del Monte Corp., 8.625%, 12/15/12, Callable 04/21/08 @ 104.31	4,627	4,708
Smithfield Foods, Inc., Ser B, 8.000%, 10/15/09	600	609
Stater Brothers Holdings, Inc., 7.750%, 04/15/15, Callable 04/15/11 @ 103.88	2,790	2,637

		7,954

Forest Products & Paper (2.1%)
Abitibi-Consolidated, Inc., 13.750%, 01/01/11(b)	3,895	3,983
Cascades, Inc., 7.250%, 02/15/13, Callable 05/08/08 @ 103.62	625	552
Georgia-Pacific LLC, 8.125%, 05/15/11	1,450	1,439
Georgia-Pacific LLC, 9.500%, 12/01/11	3,125	3,180
New Page Holding Corp., 10.000%, 05/01/12, Callable 05/01/09 @ 106(b)(c)	2,000	2,030
Rock-Tenn Co., 9.250%, 03/15/16, Callable 03/15/12 @ 104.63(b)	1,720	1,780
Verso Paper Holdings LLC, Ser B, 6.989%, 08/01/14, Callable 08/01/08 @ 102(a)	2,075	1,753

		14,717

Health Care (6.5%)
Boston Scientific Corp., 6.000%, 06/15/11	3,080	3,003
Community Health Systems, Inc., 8.875%, 07/15/15, Callable 07/15/11 @ 104.44(c)	6,025	6,048

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2008  (Amounts in thousands, except Shares)

Seix High Yield Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Health Care—continued

DaVita, Inc., 6.625%, 03/15/13, Callable 03/15/09 @ 103.31	3,370	3,269
HCA, Inc., 9.125%, 11/15/14, Callable 11/15/10 @ 104.56(c)	11,930	12,288
HCA, Inc., 9.250%, 11/15/16, Callable 11/15/11 @ 104.63	7,835	8,129
Health Management Associates, Inc., 6.125%, 04/15/16	3,235	2,733
Psychiatric Solutions, Inc., 7.750%, 07/15/15, Callable 07/15/10 @ 103.88	3,050	3,035
Tenet Healthcare Corp., 9.875%, 07/01/14	455	440
Universal Hospital Services, Inc., 8.288%, 06/01/15, Callable 06/01/09 @ 102(a)	780	694
Universal Hospital Services, Inc. (PIK), 8.500%, 06/01/15, Callable 06/01/11 @ 104.25	4,855	4,855

		44,494

Insurance (1.5%)
AFC Capital Trust I, Ser B, 8.207%, 02/03/27	4,142	3,234
Crum & Forster Holdings Corp., 7.750%, 05/01/17, Callable 05/01/12 @ 103.88	4,425	4,193
Fairfax Financial Holdings, 7.750%, 06/15/17, Callable 06/15/12 @ 103.88(c)	3,075	2,967

		10,394

Lodging (1.8%)
Boyd Gaming Corp., 7.750%, 12/15/12, Callable 04/21/08 @ 103.88	2,455	2,271
MGM Mirage, Inc., 8.500%, 09/15/10	905	934
MGM Mirage, Inc., 6.625%, 07/15/15(c)	3,555	3,093
MGM Mirage, Inc., 7.500%, 06/01/16	755	679
San Pasqual Casino, 8.000%, 09/15/13, Callable 09/15/09 @ 104(b)	1,365	1,273
Wynn Las Vegas LLC, 6.625%, 12/01/14, Callable 12/01/09 @ 103.31	4,065	3,913

		12,163

Machinery Diversified (0.6%)
Case Corp., 7.250%, 01/15/16	1,375	1,334
Chart Industries, Inc., 9.125%, 10/15/15, Callable 10/15/10 @ 104.56	2,700	2,646

		3,980

Materials (0.6%)
Steel Dynamics, Inc., 7.750%, 04/15/16, Callable 04/15/12 @ 103.88(b)	3,860	3,865

Media (6.3%)
Block Communications, Inc., 8.250%, 12/15/15, Callable 12/15/10 @ 104.13(b)	975	916
Clear Channel Communications, Inc., 7.650%, 09/15/10	1,800	1,901
Dex Media, Inc., 8.000%, 11/15/13, Callable 11/15/08 @ 104	360	263

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2008  (Amounts in thousands, except Shares)

Seix High Yield Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Media—continued

DirecTV Holdings LLC, 8.375%, 03/15/13, Callable 04/21/08 @ 104.19	8,200	8,313
EchoStar DBS Corp., 7.125%, 02/01/16	5,175	4,826
Kabel Deutschland GmbH, 10.625%, 07/01/14, Callable 07/01/09 @ 105.31	6,335	6,216
LIN Television Corp., 6.500%, 05/15/13, Callable 05/15/12 @ 103.25(c)	2,690	2,495
LIN Television Corp., Ser B, 6.500%, 05/15/13, Callable 05/15/08 @ 103.25	2,305	2,138
Mediacom Broadband LLC, 9.500%, 01/15/13, Callable 04/21/08 @ 101.58	955	879
Mediacom Broadband LLC, 8.500%, 10/15/15, Callable 10/15/10 @ 104.25	7,185	6,035
Quebecor Media, Inc., 7.750%, 03/15/16, Callable 03/15/11 @ 103.88	4,700	4,289
Quebecor Media, Inc., 7.750%, 03/15/16, Callable 03/15/11 @ 103.88	3,005	2,742
Rogers Cable, Inc., 8.750%, 05/01/32	1,400	1,551
Univision Communication, Inc., 7.850%, 07/15/11	710	630

		43,194

Metals (0.6%)
Owens-Brockway Glass Containers, Inc., 8.250%, 05/15/13, Callable 05/15/08 @ 104.12	3,715	3,845

Miscellaneous Manufacturer (0.8%)
American Railcar Industries, 7.500%, 03/01/14, Callable 03/01/11 @ 103.75	1,755	1,544
Bombardier, Inc., 6.300%, 05/01/14(b)	2,340	2,223
Bombardier, Inc., 8.000%, 11/15/14, Callable 11/15/10 @ 104(b)	1,900	1,957

		5,724

Oil & Gas (9.3%)
Atlas Energy Resources LLC, 10.750%, 02/01/18, Callable 02/01/13 @ 105.38(b)	1,885	1,908
Chesapeake Energy Corp., 7.625%, 07/15/13	7,585	7,774
Chesapeake Energy Corp., 7.500%, 06/15/14, Callable 06/15/09 @ 103.75	345	354
Chesapeake Energy Corp., 7.000%, 08/15/14, Callable 08/15/09 @ 103.50	4,125	4,135
Chesapeake Energy Corp., 7.750%, 01/15/15, Callable 04/10/08 @ 103.88	1,300	1,339
Cie Generale De Geophysique, 7.500%, 05/15/15, Callable 05/15/10 @ 103.75	4,225	4,288
Cie Generale De Geophysique, 7.750%, 05/15/17, Callable 05/15/12 @ 103.88	1,510	1,533
Cimarex Energy Co., 7.125%, 05/01/17, Callable 05/01/12 @ 103.56	1,995	1,980

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2008  (Amounts in thousands, except Shares)

Seix High Yield Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Oil & Gas—continued

Compton Petroleum Finance Corp., 7.625%, 12/01/13, Callable 12/01/09 @ 103.81	4,480	4,289
Connacher Oil & Gas, 10.250%, 12/15/15, Callable 12/15/11 @ 105.13(b)	4,895	4,932
Mariner Energy, Inc., 8.000%, 05/15/17, Callable 05/15/12 @ 104	2,465	2,354
OPTI Canada, Inc., 7.875%, 12/15/14, Callable 12/15/10 @ 104.13	5,115	5,000
OPTI Canada, Inc., 8.250%, 12/15/14, Callable 12/15/10 @ 104.13	5,085	5,034
Petrohawk Energy Corp., 9.125%, 07/15/13, Callable 07/15/10 @ 104.56	4,210	4,326
Pioneer Natural Resources Co., 6.650%, 03/15/17	2,915	2,759
Sabine Pass LNG LP, 7.250%, 11/30/13	2,895	2,794
Sabine Pass LNG LP, 7.500%, 11/30/16	4,540	4,381
Southwestern Energy Co., 7.500%, 02/01/18(b)	795	823
United Refining Co., 10.500%, 08/15/12, Callable 08/15/08 @ 105.25	2,705	2,678
Western Oil Sands, Inc., 8.375%, 05/01/12	1,064	1,195

		63,876

Packaging & Containers (0.9%)
Graphic Packaging International, 9.500%, 08/15/13, Callable 08/15/08 @ 104.75(c)	3,200	3,072
Silgan Holdings, Inc., 6.750%, 11/15/13, Callable 11/15/08 @ 103.38	3,000	2,805

		5,877

Pipelines (2.5%)
Copano Energy LLC, 8.125%, 03/01/16, Callable 03/01/11 @ 104.06	2,085	2,158
Dynegy Holdings, Inc., 7.500%, 06/01/15	1,130	1,059
El Paso Corp., 7.000%, 06/15/17	790	813
Kinder Morgan, 5.700%, 01/05/16(c)	7,200	6,822
Markwest Energy Partners LP, Ser B, 8.500%, 07/15/16, Callable 07/15/11 @ 104.25	3,295	3,320
Tennessee Gas Pipeline, 7.500%, 04/01/17	2,500	2,698
Transcontinental Gas Pipe Line Corp., Ser B, 8.875%, 07/15/12	325	370

		17,240

Real Estate (0.7%)
American Real Estate Partners LP, 8.125%, 06/01/12, Callable 06/01/08 @ 104.06	1,450	1,414
American Real Estate Partners LP, 7.125%, 02/15/13, Callable 02/15/09 @ 103.56	3,980	3,612

		5,026

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2008  (Amounts in thousands, except Shares)

Seix High Yield Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Real Estate—continued
REITS (0.9%)
Host Marriott LP, 7.125%, 11/01/13, Callable 11/01/08 @ 103.56	4,110	4,028
Omega Healthcare Investors, Inc., 7.000%, 04/01/14, Callable 04/01/09 @ 103.5	2,268	2,177

		6,205

Retail (0.3%)
Gamestop Corp., 8.000%, 10/01/12, Callable 10/01/09 @ 104	2,025	2,141

Semiconductors (0.1%)
Amkor Technologies, Inc., 9.250%, 06/01/16, Callable 06/01/11 @ 104.63	330	317
Avago Technologies Finance Ltd., 10.624%, 06/01/13, Callable 04/21/08 @ 102(a)(c)	422	416

		733

Telecommunication Services (9.2%)
Alltel Communications, 10.375%, 12/01/17, Callable 12/01/12 @ 105.19(b)	7,295	6,274
Citizens Communications Co., 9.250%, 05/15/11	1,600	1,656
FairPoint Communications, Inc., 13.125%, 04/01/18, Callable 04/01/13 @ 106.56(b)	3,175	3,048
GCI, Inc., 7.250%, 02/15/14, Callable 02/15/09 @ 103.62	2,265	1,869
Inmarsat Finance II PLC, 0.000%, 11/15/12, Callable 11/15/08 @ 105.19(d)	4,980	4,831
Inmarsat Group Ltd., 7.625%, 06/30/12, Callable 04/21/08 @ 103.81	2,679	2,672
Intelsat Subsidiary Holding Co. Ltd., 8.250%, 01/15/13, Callable 01/15/09 @ 104.13	10,535	10,614
Nordic Telephone Co. Holdings, 8.875%, 05/01/16, Callable 05/01/11 @ 104.44(b)(c)	2,995	2,905
NTL Cable PLC, 8.750%, 04/15/14, Callable 04/15/09 @ 104.375	5,444	4,886
Qwest Communications International, Inc., 6.565%, 02/15/09, Callable 04/21/08 @ 100(a)	1,139	1,128
Qwest Communications International, Inc., 7.250%, 02/15/11, Callable 04/21/08 @ 103.62(c)	4,575	4,392
Qwest Corp., 8.241%, 06/15/13(a)	1,500	1,350
Rogers Wireless, Inc., 9.625%, 05/01/11	1,118	1,238
Rural Cellular Corp., 8.250%, 03/15/12, Callable 04/07/08 @ 104.12	2,740	2,808
Telcordia Technologies, Inc., 8.008%, 07/15/12, Callable 07/15/08 @ 102(a)(b)	4,745	3,606
Valor Telecommunications Enterprise LLC, 7.750%, 02/15/15, Callable 02/15/10 @ 103.88	2,580	2,635

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2008  (Amounts in thousands, except Shares)

Seix High Yield Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Telecommunication Services—continued

Virgin Media Finance PLC, 9.125%, 08/15/16, Callable 08/15/11 @ 104.56	650	582
Wind Acquisition Finance SA, 10.750%, 12/01/15, Callable 12/01/10 @ 105.38(b)	4,975	5,074
Windstream Corp., 8.625%, 08/01/16, Callable 08/01/11 @ 104.31(c)	762	749
Windstream Regatta Holdings, 11.000%, 12/01/17, Callable 12/01/12 @ 105.50(b)	2,015	1,229

		63,546

Transportation (0.7%)
Bristow Group, Inc., 7.500%, 09/15/17, Callable 09/15/12 @ 103.75	1,870	1,879
CHC Helicopter Corp., 7.375%, 05/01/14, Callable 05/01/09 @ 103.69	2,997	2,986

		4,865

Total Corporate Bonds		597,557

Preferred Stocks (2.5%)
Financials (2.5%)
Citigroup, Inc., Ser AA, 8.125%, Callable 02/15/18 @ 25	126	3,036
Credit Suisse, 7.900%, Callable 03/28/13 @ 25	262	6,542
DB Cap Trust III, 7.600%, Callable 02/20/18 @ 25	70	1,741
Fannie Mae, 8.25%, Callable 12/31/10 @ 25	222	5,349
Freddie Mac, Ser Z, 8.375%, Callable 12/31/12 @ 25	34	817

Total Preferred Stocks		17,485

U.S. Treasury Obligations (0.5%)
U.S. Treasury Notes (0.5%)
3.125%, 10/15/08	3,750	3,785

Total U.S. Treasury Obligations		3,785

Short-Term Investments (7.1%)
Credit Suisse Enhanced Liquidity Fund(e)	49,132,675	49,133

Total Short-Term Investments		49,133

Money Market Fund (2.0%)
RidgeWorth Institutional Cash Management Money Market Fund(f)	13,457,223	13,457

Total Money Market Fund		13,457

Total Investments (Cost $728,411)(g) — 102.6%		706,696
Liabilities in excess of other assets — (2.6)%		(17,963)

Net Assets — 100.0%		$688,733

(a)	Variable or Floating Rate Security. Rate disclosed is as of March 31, 2008.

(b)	Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Fund’s adviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees. These securities represent 21.1% of net assets as of March 31, 2008.

(c)	This security or a partial position of the security was on loan as of March 31, 2008. The total value of securities on loan as of March 31, 2008 in thousands was $47,004.

(d)	Step bond.

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2008  (Amounts in thousands, except Shares)

Seix High Yield Fund — concluded

(e)	This security was purchased with cash collateral held from securities lending.

(f)	Affiliate investment.

(g)	Represents cost for financial reporting purposes.

PIK	— Payment in-kind

As of March 31, 2008, the Fund had the following unfunded loan commitments:

		Unrealized
	Unfunded	Appreciation
Borrower	Commitments($)	(Depreciation)($)

Umbrella Acquisition,	5,000	(1,275)
Calpine Corp.,	4,125	(542)

		(1,817)

The commitments are available until the maturity date of the respective security.

Credit Default Swap Agreements

		Notional	Fixed	Expiration
Underlying Instrument	Counterparty	Amount($)	Rate(%)	Date	Value($)
Abitibi Consolidated, Inc.	JPMorgan	8,500	3.45	06/20/08	(234)
Brunswick	Bank of America	(7,000)	2.08	03/20/13	289
Cigna Corp.	JPMorgan	(3,000)	1.44	03/20/13	(68)
Humana, Inc.	JPMorgan	(2,500)	2.25	03/20/13	(35)
J.C. Penney Corp., Inc.	Deutsche Bank	(2,000)	2.65	03/20/13	1
Limited Brands, Inc.	Goldman Sachs	(2,000)	4.00	03/20/13	(22)

					(69)

At March 31, 2008, liquid assets totaling $77,989, in thousands, have been designated as collateral for open swap agreements.

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2008  (Amounts in thousands, except Shares)
Short-Term Bond Fund

	Shares or
	Principal
	Amount($)	Value($)
Commercial Paper (3.0%)
Banks (1.5%)
Lloyds TSB Bank PLC, 2.740%, 04/01/08(a)	6,000	5,999

Diversified Financial Services (1.5%)
Dexia Delaware LLC, 2.540%, 04/01/08(a)	6,000	6,000

Total Commercial Paper		11,999

Asset-Backed Securities (2.5%)
Automobile ABS (2.5%)
Capital Auto Receivables Asset Trust, Ser 2006-1, Cl A3, 5.030%, 10/15/09	1,667	1,676
Capital One Prime Auto Receivable Trust, Ser 2006-1 Cl A3, 4.990%, 09/15/10	2,060	2,077
Honda Auto Receivables Owner Trust, Ser 2005-6, Cl A3, 4.917%, 10/19/09	1,130	1,136
USAA Auto Owner Trust, Ser 2006-4 Cl A3, 5.010%, 06/15/11	5,000	5,065

Total Asset-Backed Securities		9,954

Collateralized Mortgage Obligations (23.3%)
Adjustable Rate Mortgage Trust, Ser 2005-1, Cl 2A22, 4.592%, 05/25/35(b)	1,640	1,652
Adjustable Rate Mortgage Trust, Ser 2005-4, Cl 3A1, 4.963%, 08/25/35(b)	3,904	3,660
Banc of America Commercial Mortgage, Inc., Ser 2004-2, Cl A2, 3.520%, 11/10/38	1,387	1,370
Banc of America Commercial Mortgage, Inc., Ser 2004-5, Cl A3, 4.561%, 11/10/41	2,300	2,227
Bear Stearns Alternative-A Trust, Ser 2006-2, Cl 23A1, 5.954%, 03/25/36(b)	3,590	2,784
Bear Stearns Commercial Mortgage Securities, Ser 2004-ESA, Cl C, 4.937%, 05/14/16(c)	3,000	3,085
Bear Stearns Commercial Mortgage Securities, Ser 2005-T20, Cl A1, 4.940%, 10/12/42	1,265	1,261
CS First Boston Mortgage Securities Corp., Ser 2004-C3, Cl A3, 4.221%, 07/15/36	4,670	4,619
CS First Boston Mortgage Securities Corp., Ser 2005-C1, Cl A2, 4.609%, 02/15/38	4,745	4,689
Deutsche Mortgage Securities, Inc., Ser 2004-5, Cl A2, 4.980%, 07/25/34	3,046	3,037
First Horizon Alternative Mortgage Securities, Ser 2005-AA3, Cl 2A1, 5.185%, 05/25/35(b)	2,337	1,130
First Horizon Alternative Mortgage Securities, Ser 2005-AA7, Cl 2A1, 5.406%, 09/25/35(b)	2,132	1,768
Greenwich Capital Commercial Funding Corp., Ser 2004-GG1, Cl A3, 4.404%, 06/10/36	3,021	3,000
Greenwich Capital Commercial Funding Corp., Ser 2005-GG3, Cl A2, 4.305%, 08/10/42	4,810	4,745
Greenwich Capital Commercial Funding Corp., Ser 2005-GG5, Cl A2, 5.117%, 04/10/37	3,200	3,180
GSR Mortgage Loan Trust, Ser 2007-AR1, Cl 2A1, 6.018%, 03/25/37(b)	2,934	2,790
JPMorgan Chase Commercial Mortgage Securities, Ser 2005-LDP1, Cl A2, 4.625%, 03/15/46	3,395	3,360

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2008  (Amounts in thousands, except Shares)
Short-Term Bond Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Collateralized Mortgage Obligations—continued

LB Commercial Conduit Mortgage Trust, Ser 1998-C4, Cl A1B, 6.210%, 10/15/35	1,737	1,738
LB-UBS Commercial Mortgage Trust, Ser 2005-C1, Cl A2, 4.310%, 02/15/30	4,500	4,428
MASTR Adjustable Rate Mortgages Trust, Ser 2007-1, Cl 2A1, 5.976%, 11/25/36(b)	4,106	3,904
Morgan Stanley Capital I, Ser 1998-XL2, Cl A2, 6.170%, 10/03/34	5,280	5,296
Morgan Stanley Capital I, Ser 2006-HQ8, Cl A1, 5.195%, 03/12/44	885	881
Residential Accredit Loans, Inc., Ser 2003-QS17, Cl CB3, 5.500%, 09/25/33	2,321	2,313
Residential Funding Mortgage Securities I, Ser 2004-S3, Cl A1, 4.750%, 03/25/19	3,686	3,573
SunTrust Adjustable Rate Mortgage Loan Trust, Ser 2007-S1, Cl 1A, 5.175%, 08/25/22(b)	3,008	2,613
Wachovia Bank Commercial Mortgage Trust, Ser 2002-C1 Cl A2, 5.681%, 04/15/34	384	384
Wachovia Bank Commercial Mortgage Trust, Ser 2005-C16, Cl A2, 4.380%, 10/15/41	4,029	3,978
Wells Fargo Mortgage Backed Securities Trust, Ser 2004-S, Cl A5, 3.541%, 09/25/34(b)	3,420	3,418
Wells Fargo Mortgage Backed Securities Trust, Ser 2006-16, Cl A12, 5.432%, 11/25/36	4,096	4,086
Wells Fargo Mortgage Backed Securities Trust, Ser 2006-AR8, Cl 2A4, 5.241%, 04/25/36(b)	3,643	3,602
Wells Fargo Mortgage Backed Securities Trust, Ser 2006-AR8, Cl 3A1, 5.238%, 04/25/36(b)	4,290	4,146

Total Collateralized Mortgage Obligations		92,717

Corporate Bonds (29.6%)
Aerospace/Defense (0.5%)
Raytheon Co., 4.850%, 01/15/11	2,000	2,061

Auto Parts & Equipment (0.3%)
Johnson Controls, Inc., 5.250%, 01/15/11	1,250	1,290

Banks (4.7%)
American Express Bank, 2.666%, 04/26/10(b)	4,300	4,112
Bank of America Corp., 7.400%, 01/15/11	4,455	4,770
JPMorgan Chase & Co., 7.000%, 11/15/09	2,540	2,654
Wachovia Corp., 6.375%, 02/01/09	3,300	3,335
Wells Fargo & Co., 4.375%, 01/31/13	3,900	3,880

		18,751

Beverages (1.0%)
Diageo Capital PLC, 4.375%, 05/03/10	3,765	3,839

Commercial Services (0.3%)
ERAC USA Finance Co., 7.350%, 06/15/08(c)	1,125	1,133

Computers (0.2%)
Hewlett-Packard Co., 4.500%, 03/01/13	790	801

Consumer Staples (1.1%)
Avon Products, Inc., 5.125%, 01/15/11	1,915	1,962
Kellogg Co., 4.250%, 03/06/13	2,345	2,338

		4,300

Diversified Financial Services (12.5%)
American Honda Finance Corp., 4.625%, 04/02/13, MTN(c)	2,000	2,011
Boeing Capital Corp., 4.750%, 08/25/08	2,437	2,461

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2008  (Amounts in thousands, except Shares)
Short-Term Bond Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Diversified Financial Services—continued

Caterpillar Financial Services Corp., 4.150%, 01/15/10, MTN	2,915	2,959
Citigroup, Inc., 6.200%, 03/15/09	3,225	3,279
Credit Suisse (USA), Inc., 5.250%, 03/02/11	3,395	3,494
General Electric Capital Corp., Ser A, 4.125%, 09/01/09, MTN	2,125	2,153
Goldman Sachs Group, Inc. (The), 6.875%, 01/15/11	4,550	4,856
HSBC Finance Corp., 4.125%, 11/16/09	2,720	2,678
ING USA Global Trust, 4.500%, 10/01/10	2,500	2,589
International Lease Finance Corp., 5.750%, 06/15/11	3,250	3,270
John Deere Capital Corp., Ser D, 4.875%, 03/16/09, MTN	2,806	2,843
Lehman Brothers Holdings, Inc., 5.625%, 01/24/13	1,375	1,337
Lehman Brothers Holdings, Inc., Ser G, 4.250%, 01/27/10, MTN(d)	2,455	2,368
Merrill Lynch & Co., Inc., 4.831%, 10/27/08	2,060	2,064
Merrill Lynch & Co., Ser C, 5.450%, 02/05/13	1,920	1,889
Morgan Stanley, 4.000%, 01/15/10	3,900	3,853
Prudential Financial, Inc., Ser D, 5.150%, 01/15/13, MTN	4,020	4,014
Wells Fargo & Co., 4.200%, 01/15/10	1,725	1,754

		49,872

Energy (0.5%)
MidAmerican Energy Holdings Co., 3.500%, 05/15/08	2,000	2,000

Health Care (0.7%)
Abbott Laboratories, 5.150%, 11/30/12	2,545	2,710

Media (1.1%)
Comcast Cable Communication, Inc., 6.750%, 01/30/11	1,750	1,820
Cox Communications, Inc., 7.750%, 11/01/10	1,705	1,832
Time Warner Entertainment Co., 7.250%, 09/01/08	810	819

		4,471

Miscellaneous Manufacturer (1.4%)
Avon Products, Inc., 7.150%, 11/15/09	2,195	2,327
Honeywell International, Inc., 7.500%, 03/01/10	3,165	3,411

		5,738

Oil & Gas (0.6%)
Anadarko Petroleum Corp., 3.250%, 05/01/08	1,470	1,470
Enterprise Products Partners LP, Ser B, 4.625%, 10/15/09	740	749

		2,219

Pipelines (1.1%)
CenterPoint Energy Resources Corp., 7.750%, 02/15/11	1,650	1,782
DCP Midstream LLC, 7.875%, 08/16/10	1,405	1,506
ONEOK Partners LP, 7.100%, 03/15/11	886	945

		4,233

Retail (0.8%)
Wal-Mart Stores, Inc., 6.875%, 08/10/09	3,080	3,251

Software (1.0%)
Oracle Corp., 5.000%, 01/15/11	3,860	3,960

Telecommunication Services (0.8%)
BellSouth Telecommunications, Inc., 5.875%, 01/15/09	1,450	1,474
SBC Communications, Inc., 4.125%, 09/15/09	790	794
Verizon Communications, Inc., 4.350%, 02/15/13	1,130	1,107

		3,375

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2008  (Amounts in thousands, except Shares)
Short-Term Bond Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Transportation (0.6%)
Burlington Northern Santa Fe Corp., 5.750%, 03/15/18	1,000	1,003
Union Pacific Corp., 6.650%, 01/15/11	1,215	1,284

		2,287

Utilities (0.4%)
American Electric Power Co., Inc., Ser C, 5.375%, 03/15/10	1,395	1,427

Total Corporate Bonds		117,718

Master Notes (1.8%)
Banks (1.8%)
Bank of America Corp., 3.100%(b)(e)	7,001	7,001

Total Master Notes		7,001

U.S. Government Agencies (7.8%)
Fannie Mae (2.6%)
5.080%, 05/14/10, Callable 05/14/09 @ 100	2,275	2,346
4.500%, 02/15/11	7,500	7,878

		10,224

Federal Home Loan Bank (2.8%)
5.250%, 08/05/09	8,500	8,835
5.000%, 03/12/10	2,375	2,499

		11,334

Freddie Mac (2.4%)
5.125%, 11/24/10, Callable 11/24/08 @ 100	5,375	5,467
5.400%, 02/02/12, Callable 02/02/09 @ 100	3,850	3,949

		9,416

Total U.S. Government Agencies		30,974

U.S. Government Agency Mortgages (21.2%)
Fannie Mae (14.5%)
6.653%, 07/01/09	1,579	1,606
6.850%, 08/01/09	3,961	4,063
6.955%, 10/01/10(b)	2,954	3,140
7.010%, 11/01/10	2,993	3,191
5.620%, 02/01/12	3,995	4,171
4.628%, 08/01/13	5,226	5,226
4.000%, 12/01/14	2,600	2,612
4.500%, 07/01/15	2,878	2,923
4.500%, 01/25/25	4,205	4,217
5.000%, 11/25/26	1,348	1,361
6.000%, 12/25/30	2,610	2,698
6.000%, 04/01/32	5,000	5,122
6.941%, 09/01/33(b)	424	434
6.937%, 10/01/33(b)	640	657
4.313%, 03/01/34(b)	1,601	1,621
4.667%, 05/01/35(b)	4,757	4,811
5.346%, 06/01/36(b)	5,357	5,475
5.421%, 11/01/37(b)	4,221	4,279

		57,607

Freddie Mac (5.5%)
4.000%, 07/01/08	1,152	1,152
3.750%, 12/15/11	1,287	1,289
5.591%, 01/25/12(b)	2,250	2,339
5.591%, 05/15/16(b)	2,859	2,905
4.500%, 08/15/19	86	87
5.000%, 12/15/20	339	339
4.500%, 10/15/28	2,498	2,509
4.275%, 03/01/34(b)	1,573	1,591
4.891%, 04/01/34(b)	1,108	1,134
6.227%, 09/01/36(b)	3,096	3,182
5.510%, 04/01/37(b)	5,263	5,335

		21,862

Ginnie Mae (1.2%)
6.007%, 02/16/24(b)	426	436
3.701%, 05/16/25	4,431	4,437

		4,873

Total U.S. Government Agency Mortgages		84,342

U.S. Treasury Obligations (9.3%)
U.S. Treasury Notes (9.3%)
3.500%, 08/15/09(d)	8,296	8,517
3.500%, 02/15/10(d)	9,210	9,532
4.750%, 02/15/10	1,110	1,174
4.250%, 01/15/11	9,000	9,619
4.750%, 01/31/12(d)	7,450	8,163

Total U.S. Treasury Obligations		37,005

Short-Term Investments (5.1%)
Credit Suisse Enhanced Liquidity Fund(f)	20,259,958	20,260

Total Short-Term Investments		20,260

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2008  (Amounts in thousands, except Shares)
Short-Term Bond Fund — concluded

	Shares or
	Principal
	Amount($)	Value($)
Money Market Fund (2.9%)
RidgeWorth Institutional Cash Management Money Market Fund(g)	11,632,212	11,632

Total Money Market Fund		11,632

Total Investments (Cost $422,805)(h) — 106.5%		423,602
Liabilities in excess of other assets — (6.5)%		(25,699)

Net Assets — 100.0%		$397,903

(a)	Rate represents the effective yield at purchase.
(b)	Variable or Floating Rate Security. Rate disclosed is as of March 31, 2008.
(c)	Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Fund’s adviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees. These securities represent 1.6% of net assets as of March 31, 2008.
(d)	This security or a partial position of the security was on loan as of March 31, 2008. The total value of securities on loan as of March 31, 2008 in thousands was $19,800.
(e)	Perpetual maturity.
(f)	This security was purchased with cash collateral held from securities lending.
(g)	Affiliate investment.
(h)	Represents cost for financial reporting purposes.

MTN	— Medium Term Note

Open Futures Contracts at March 31, 2008:

					Unrealized
		Notional	Expiration		Appreciation
Description	Type	Amount($)	Month	Contracts	(Depreciation)($)
U.S. 10YR Note	Short	1,190	06/08	10	(20)

Credit Default Swap Agreements

		Notional	Fixed	Expiration
Underlying Instrument	Counterparty	Amount($)	Rate(%)	Date	Value($)
Merrill Lynch & Co., Inc	Barclays Bank PLC	8,500	0.95	9/20/12	(683)
Merrill Lynch & Co., Inc	Barclays Bank PLC	(5,000)	1.06	9/20/17	342

					(341)

At March 31, 2008, liquid assets totaling $2,394, in thousands, have been designated as collateral for open swap agreements.

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2008  (Amounts in thousands, except Shares)
Short-Term U.S. Treasury Securities Fund

	Shares or
	Principal
	Amount($)	Value($)
U.S. Treasury Obligations (97.4%)
U.S. Treasury Notes (97.4%)
4.375%, 11/15/08(a)	4,000	4,071
4.500%, 02/15/09	5,000	5,128
4.875%, 08/15/09	27,000	28,212
3.250%, 12/31/09(a)	15,000	15,413
4.125%, 08/15/10(a)	11,000	11,636
4.500%, 11/15/10	2,500	2,681
4.625%, 02/29/12(a)	5,500	6,000

Total U.S. Treasury Obligations		73,141

Short-Term Investments (36.3%)
Credit Suisse Enhanced Liquidity Fund(b)	27,255,738	27,256

Total Short-Term Investments		27,256

Money Market Fund (3.5%)
Federated U.S. Treasury Cash Reserve Fund	2,601,422	2,601

Total Money Market Fund		2,601

Total Investments (Cost $100,350)(c) — 137.2%		102,998
Liabilities in excess of other assets — (37.2)%		(27,943)

Net Assets — 100.0%		$75,055

(a)	This security or a partial position of the security was on loan as of March 31, 2008. The total value of securities on loan as of March 31, 2008 in thousands was $26,498.

(b)	This security was purchased with cash collateral held from securities lending.

(c)	Represents cost for financial reporting purposes.

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2008  (Amounts in thousands, except Shares)
Strategic Income Fund

	Shares or
	Principal
	Amount($)	Value($)
Asset-Backed Securities (0.6%)
Collateralized Loan Obligations ABS (0.6%)
Commercial Industrial Finance Corp., Ser 2006-1BA, Cl B2L, 6.599%, 12/22/20(a)(b)	280	165
Muir Grove CLO Ltd., Ser 2007-1A, Cl B, 7.348%, 03/25/20(a)(b)	500	406

Total Asset-Backed Securities		571

Bank Loans (3.6%)
Diversified Financial Services (2.3%)
Cenveo, Inc., 8.119%, 06/21/14(a)(c)	425	425
Clarke American Corp., 5.197%, 04/01/14(a)(c)	636	510
East Valley Tourist Development Authority, 9.440%, 08/06/14(a)(c)	1,100	1,089

		2,024

Telecommunication Services (1.3%)
Asurion Corp., 6.095%, 07/03/14(a)(c)	430	361
Wind Acquisition Holdings, 11.201%, 12/07/11(a)(c)	854	753

		1,114

Total Bank Loans		3,138

Collateralized Mortgage Obligations (8.0%)
Diversified Financial Services (8.0%)
Banc of America Commercial Mortgage, Inc., Ser 2005-6 Cl A4, 5.181%, 09/10/47(a)	3,000	2,984
Greenwich Capital Commercial Funding Corp., Ser 2006-GG7, Cl A4, 5.911%, 07/10/38(a)	4,000	4,084

Total Collateralized Mortgage Obligations		7,068

Corporate Bonds (36.7%)
Advertising (1.0%)
TL Acquisitions, Inc., 10.500%, 01/15/15, Callable 07/15/11 @ 105.25(c)	850	731
Valassis Communications, Inc., 8.250%, 03/01/15, Callable 03/01/11 @ 104.13(d)	150	123

		854

Apparel (0.2%)
Levi Strauss & Co., 8.875%, 04/01/16, Callable 04/01/11 @ 104.44	200	191

Auto Manufacturers (0.1%)
Tenneco, Inc., 8.125%, 11/15/15, Callable 11/15/11 @ 104.06(c)	90	89

Beverages (0.3%)
Constellation Brands, Inc., 8.375%, 12/15/14	250	257

Chemicals (1.4%)
Axcan Intermediate Holdings, Inc., 9.250%, 03/01/15, Callable 03/01/11 @ 106.94(c)	850	842
Ineos Group Holdings PLC, 8.500%, 02/15/16, Callable 02/15/11 @ 104.25(c)(d)	520	404

		1,246

Commercial Services (1.5%)
Atlantic Broadband, Inc., 9.375%, 01/15/14, Callable 01/15/09 @ 104.69	625	550
Deluxe Corp., 7.375%, 06/01/15, Callable 06/01/11 @ 103.69	80	75
Deluxe Corp., Ser B, 5.125%, 10/01/14	175	143

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2008  (Amounts in thousands, except Shares)
Strategic Income Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Commercial Services—continued

Hertz Corp., 8.875%, 01/01/14, Callable 01/01/10 @ 104.44	65	61
Hertz Corp., 10.500%, 01/01/16, Callable 01/01/11 @ 105.25(d)	250	234
Iron Mountain, Inc., 8.625%, 04/01/13, Callable 04/07/08 @ 101.44	120	121
Iron Mountain, Inc., 7.750%, 01/15/15, Callable 04/07/08 @ 103.88	120	121

		1,305

Diversified Financial Services (4.9%)
Bank of America Corp., Ser K, 8.000%, 12/29/49, Callable 01/30/18 @ 100	370	370
Buffalo Thunder Development Authority, 9.375%, 12/15/14, Callable 12/15/10 @ 104.69(b)	125	94
Ford Motor Credit Co., 8.625%, 11/01/10	775	675
Galaxy Entertainment Group, Ltd., 9.829%, 12/15/10, Callable 12/15/08 @ 101.50(a)(b)	150	149
GMAC LLC, 6.875%, 09/15/11	400	306
GMAC LLC, 6.625%, 05/15/12	195	148
GMAC LLC, 8.000%, 11/01/31	400	287
Hexion US Finance Corp., 9.369%, 11/15/14, Callable 11/15/08 @ 102(a)	75	70
Hexion US Finance Corp., 9.750%, 11/15/14, Callable 11/15/10 @ 104.88	1,150	1,235
LVB Acquisition, Inc., 10.000%, 10/15/17, Callable 10/15/12 @ 105(c)	120	126
Nielsen Finance LLC, 10.000%, 08/01/14, Callable 08/01/10 @ 105	420	418
NSG Holdings LLC, 7.750%, 12/15/25(c)	450	436
Snoqualmie Enterprise Authority, 9.125%, 02/01/15, Callable 02/01/11 @ 104.56(c)	40	34

		4,348

Diversified Minerals (0.6%)
CII Carbon LLC, 11.125%, 11/15/15, Callable 11/15/11 @ 105.56(c)	125	111
FMG Finance Property Ltd., 10.625%, 09/01/16(c)	350	394

		505

Diversified Operations (0.6%)
Freeport-McMoRan Copper & Gold, Inc., 8.394%, 04/01/15, Callable 04/01/09 @ 102(a)	255	250
SPX Corp., 7.625%, 12/15/14(c)	260	268

		518

Electric (4.5%)
AES Corp. (The), 7.750%, 10/15/15	115	116
AES Corp. (The), 8.000%, 10/15/17	435	440
Aquila, Inc., 12.073%, 07/01/12	705	869
Energy Future Holdings, 10.875%, 11/01/17, Callable 11/01/12 @ 105.44(c)	370	374
InterGen NV, 9.000%, 06/30/17, Callable 06/30/12 @ 104.50(c)	200	209

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2008  (Amounts in thousands, except Shares)
Strategic Income Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Electric—continued

Mirant North America LLC, 7.375%, 12/31/13, Callable 12/31/09 @ 103.69	365	369
Reliant Energy, Inc., 6.750%, 12/15/14, Callable 12/15/09 @ 103.38	870	885
Texas Competitive Electric Holdings LLC, 10.250%, 11/01/15, Callable 11/01/11 @ 105.13(c)	625	623
Texas Competitive Electric Holdings LLC, 10.250%, 11/01/15, Callable 11/01/11 @ 105.13(c)	105	104

		3,989

Entertainment (4.3%)
Mashantucket Pequot Tribe, 8.500%, 11/15/15, Callable 11/15/11 @ 104.25(c)	185	163
Ontario Province, 4.950%, 11/28/16	3,275	3,505
Pokagon Gaming Authority, 10.375%, 06/15/14, Callable 06/15/10 @ 105.19(c)	83	88
Shingle Springs Tribal Gaming Authority, 9.375%, 06/15/15, Callable 06/15/11 @ 104.69(c)	100	88

		3,844

Food (0.2%)
Smithfield Foods, Inc., 7.750%, 07/01/17	220	214

Forest Products & Paper (1.5%)
Abitibi-Consolidated, Inc., 13.750%, 04/01/11(c)	845	864
New Page Holding Corp., 10.000%, 05/01/12, Callable 05/01/09 @ 106(c)	45	46
New Page Holding Corp., 11.818%, 11/01/13, Callable 02/04/08 @ 102(a)	350	294
Rock-Tenn Co., 9.250%, 03/15/16, Callable 03/15/12 @ 104.63(c)	90	93

		1,297

Health Care (3.5%)
Boston Scientific Corp., 6.000%, 06/15/11	160	156
Community Health Systems, Inc., 8.875%, 07/15/15, Callable 07/15/11 @ 104.44	380	382
HCA, Inc., 9.125%, 11/15/14, Callable 11/15/10 @ 104.56	45	46
HCA, Inc., 9.625%, 11/15/16, Callable 11/15/11 @ 104.81	965	1,001
Psychiatric Solutions, Inc., 7.750%, 07/15/15, Callable 07/15/10 @ 103.88	160	159
Tenet Healthcare Corp., 9.875%, 07/01/14	500	484
Universal Hospital Services, Inc., 8.288%, 06/01/15, Callable 06/01/09 @ 102(a)	870	774
Universal Hospital Services, Inc. (PIK), 8.500%, 06/01/15, Callable 06/01/11 @ 104.25	125	125

		3,127

Insurance (0.2%)
Crum & Forster Holdings Corp., 7.750%, 05/01/17, Callable 05/01/12 @ 103.88	210	199

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2008  (Amounts in thousands, except Shares)
Strategic Income Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Machinery Diversified (1.4%)
Chart Industries, Inc., 9.125%, 10/15/15, Callable 10/15/10 @ 104.56	1,250	1,225

Materials (0.2%)
Steel Dynamics, Inc., 7.750%, 04/15/16, Callable 04/15/12 @ 103.88(c)	190	190

Media (2.2%)
Clear Channel Communications, Inc., 7.650%, 09/15/10	100	106
EchoStar DBS Corp., 7.125%, 02/01/16	395	368
Kabel Deutschland GmbH, 10.625%, 07/01/14, Callable 07/01/09 @ 105.31	725	711
Mediacom Broadband LLC, 8.500%, 10/15/15, Callable 10/15/10 @ 104.25	495	416
Quebecor Media, Inc., 7.750%, 03/15/16, Callable 03/15/11 @ 103.88	195	178
Quebecor Media, Inc., 7.750%, 03/15/16, Callable 03/15/11 @ 103.88	210	192

		1,971

Miscellaneous Manufacturer (0.2%)
Koppers, Inc., 9.875%, 10/15/13, Callable 10/15/08 @ 104.94	181	190

Oil & Gas (3.2%)
Cie Generale De Geophysique, 7.500%, 05/15/15, Callable 05/15/10 @ 103.75	50	51
Cie Generale De Geophysique, 7.750%, 05/15/17, Callable 05/15/12 @ 103.88	75	76
Connacher Oil & Gas, 10.250%, 12/15/15, Callable 12/15/11 @ 105.13(c)	870	877
Forest Oil Corp., 7.250%, 06/15/19, Callable 06/15/12 @ 103.63	80	81
Mariner Energy, Inc., 8.000%, 05/15/17, Callable 05/15/12 @ 104	115	110
OPTI Canada, Inc., 7.875%, 12/15/14, Callable 12/15/10 @ 104.13	530	518
Southwestern Energy Co., 7.500%, 02/01/18(c)	140	145
United Refining Co., 10.500%, 08/15/12, Callable 08/15/08 @ 105.25	1,005	995

		2,853

Pipelines (1.0%)
Copano Energy LLC, 8.125%, 03/01/16, Callable 03/01/11 @ 104.06	125	129
Targa Resources, Inc., 8.500%, 11/01/13, Callable 11/01/09 @ 104.25	820	755

		884

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2008  (Amounts in thousands, except Shares)
Strategic Income Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Real Estate (0.5%)
American Real Estate Partners LP, 8.125%, 06/01/12, Callable 06/01/08 @ 104.06	35	34
American Real Estate Partners LP, 7.125%, 02/15/13, Callable 02/15/09 @ 103.56	415	377

		411

Semiconductors (0.1%)
Amkor Technologies, Inc., 9.250%, 06/01/16, Callable 06/01/11 @ 104.63	40	39

Telecommunication Services (2.7%)
Alltel Communications, 10.375%, 12/01/17, Callable 12/01/12 @ 105.19(c)	445	383
FairPoint Communications, Inc., 13.125%, 04/01/18, Callable 04/01/13 @ 106.56(c)	155	149
Intelsat Subsidiary Holding Co. Ltd., 8.250%, 01/15/13, Callable 01/15/09 @ 104.13	190	191
Nordic Telephone Co. Holdings, 8.875%, 05/01/16, Callable 05/01/11 @ 104.44(c)	225	218
PanAmSat Corp., 9.000%, 06/15/16, Callable 06/15/11 @ 104.50	550	554
Rural Cellular Corp., 8.250%, 03/15/12, Callable 04/07/08 @ 104.12	155	159
Telcordia Technologies, Inc., 8.008%, 07/15/12, Callable 07/15/08 @ 102(a)(c)	760	578
Wind Acquisition Finance SA, 10.750%, 12/01/15, Callable 12/01/10 @ 105.38(c)	75	76
Windstream Regatta Holdings, 11.000%, 12/01/17, Callable 12/01/12 @ 105.50(c)	120	73

		2,381

Transportation (0.4%)
Bristow Group, Inc., 7.500%, 09/15/17, Callable 09/15/12 @ 103.75	335	337

Total Corporate Bonds		32,464

Foreign Government Bonds (11.9%)
Argentina (0.4%)
Republic of Argentina, 8.280%, 12/31/33	397	326

Brazil (0.8%)
Republic of Brazil, 6.000%, 01/17/17	300	306
Republic of Brazil, 7.125%, 01/20/37	380	410

		716

Colombia (0.1%)
Republic of Colombia, 7.375%, 09/18/37	115	123

United Kingdom (10.6%)
United Kingdom, 2.250%, 07/08/08(c)	9,370	9,381

Total Foreign Government Bonds		10,546

Preferred Stock (1.1%)
Financials (1.1%)
Credit Suisse, 7.900%, Callable 03/28/13 @ 25	40	999

Total Preferred Stock		999

U.S. Treasury Obligations (30.8%)
U.S. Treasury Bond (5.3%)
4.750%, 02/15/37	4,390	4,722

U.S. Treasury Notes (25.5%)
3.125%, 10/15/08	500	505
4.500%, 05/15/10(d)	2,590	2,748

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2008  (Amounts in thousands, except Shares)
Strategic Income Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
U.S. Treasury Notes—continued

3.375%, 11/30/12(d)	7,000	7,292
4.750%, 08/15/17	10,870	12,026

		22,571

Total U.S. Treasury Obligations		27,293

Mutual Fund (0.5%)
RidgeWorth Limited Duration Fund(e)	43,166	426

Total Mutual Fund		426

Short-Term Investments (14.5%)
Brown Brothers Harriman & Co., Cayman Islands Cash Sweep	6,364	6,364
Credit Suisse Enhanced Liquidity Fund(f)	6,500,070	6,500

Total Short-Term Investments		12,864

Total Investments (Cost $94,794)(g) — 107.7%		95,369
Liabilities in excess of other assets — (7.7)%		(6,785)

Net Assets — 100.0%		$88,584

(a)	Variable or Floating Rate Security. Rate disclosed is as of March 31, 2008.

(b)	The Fund’s adviser has deemed this security to be illiquid based upon procedures approved by the Board of Trustees. The illiquid securities held by the Fund as of March 31, 2008 are identified below (in thousands):

Issue	Acquisition	Cost	Shares	Value	Percent of
Description	Date	($)	($)	($)	Net Assets(%)

Commercial Industrial Finance Corp	07/20/07	199	280	165	0.19
Muir Grove CLO Ltd.	09/25/07	498	500	406	0.46

(c)	Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Fund’s adviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees. These securities represent 24.5% of net assets as of March 31, 2008.

(d)	This security or a partial position of the security was on loan as of March 31, 2008. The total value of securities on loan as of March 31, 2008 in thousands was $6,289.

(e)	Affiliate investment.

(f)	This security was purchased with cash collateral held from securities lending.

(g)	Represents cost for financial reporting purposes.

PIK	— Payment in-kind

Credit Default Swap Agreements

		Notional	Fixed	Expiration
Underlying Instrument	Counterparty	Amount($)	Rate(%)	Date	Value($)

Abitibi Consolidated, Inc.	JP Morgan	500	4.50	06/20/09	(100)
Republic of Brazil	Citigroup	445	2.10	03/20/13	8
Brunswick Corp.	Bank of America	(425)	2.08	03/20/13	17
Colombian Government	Merrill Lynch	455	1.68	01/20/13	(8)
J.C. Penney Corp., Inc.	Deutsche	(425)	2.30	03/20/13	7
Russian Federation	Merrill Lynch	435	1.46	03/20/13	—

					(76)

Interest Rate Swaps

			(Pay)/Receive
		Notional	Floating	Fixed	Expiration
Underlying Instrument	Counterparty	Amount($)	Rate	Rate(%)	Date	Value($)

Fixed 5 Yr UF	Barclays Bank PLC	587	Receive	6.42	01/25/13	(24)
Fixed 26X1 TIIE	Citibank N.A.	2,509	Receive	7.55	03/02/10	1
Fixed 2 Yr New Zealand	UBS AG	1,166	Receive	8.39	03/06/10	2
Fixed 2 Yr New Zealand	UBS AG	1,203	Receive	8.55	02/26/10	6

						(15)

At March 31, 2008, liquid assets totaling $32,130, in thousands, have been designated as collateral for open swap agreements.

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2008  (Amounts in thousands, except Shares)
Strategic Income Fund — concluded

At March 31, 2008, the Fund’s foreign currency contracts were as follows:

		Contract
		Amount	Contract		Unrealized
	Delivery	in Local	Value	Market	Appreciation
Currency	Date	Currency	in USD($)	Value($)	(Depreciation)($)

Short:
Australian Dollar	4/29/08	662	579	602	(23)
Australian Dollar	5/28/08	1,220	1,118	1,106	12
Australian Dollar	5/28/08	1,249	1,158	1,132	26
Australian Dollar	6/3/08	1,221	1,131	1,105	26
Australian Dollar	6/17/08	1,465	1,330	1,325	5
Brazilian Real	4/25/08	1,050	593	596	(3)
Brazilian Real	6/13/08	1,952	1,144	1,097	47
Brazilian Real	6/17/08	1,178	671	661	10
British Pound	4/24/08	3,810	7,400	7,549	(149)
British Pound	4/29/08	586	1,155	1,161	(6)
British Pound	6/3/08	578	1,145	1,142	3
British Pound	6/4/08	289	570	571	(1)
British Pound	6/27/08	3,573	7,085	7,042	43
Canadian Dollar	4/23/08	7,660	7,400	7,462	(62)
Chilean Peso	4/23/08	274,563	577	628	(51)
Chinese Yuan	7/21/08	4,048	562	599	(37)
Chinese Yuan	7/21/08	16,105	2,234	2,381	(147)
Euro	4/11/08	396	572	624	(52)
Euro	5/19/08	4,868	7,085	7,669	(584)
Euro	6/3/08	376	575	592	(17)
Euro	6/3/08	754	1,170	1,188	(18)
Japanese Yen	4/16/08	61,546	575	618	(43)
Japanese Yen	4/16/08	796,422	7,440	7,999	(559)
New Romanian Leu	4/11/08	1,464	580	619	(39)
New Romanian Leu	5/15/08	2,917	1,145	1,224	(79)
New Zealand Dollar	5/22/08	1,452	1,135	1,132	3
Norwegian Krone	6/4/08	2,991	576	584	(8)
Norwegian Krone	6/4/08	2,968	576	580	(4)
Norwegian Krone	6/18/08	5,846	1,124	1,141	(17)
Peruvian Nuevo Sol	4/23/08	2,118	767	774	(7)
South African Rand	5/8/08	4,502	575	551	24
South African Rand	6/3/08	8,845	1,145	1,076	69
Turkish Lira	4/7/08	696	580	521	59
Turkish Lira	5/13/08	1,432	1,145	1,058	87
Turkish Lira	5/27/08	701	570	515	55
Turkish Lira	6/4/08	1,436	1,140	1,052	88

Total Short Contracts			$64,327	$65,676	($1,349)

Long:
Australian Dollar	4/29/08	662	575	603	28
Australian Dollar	5/28/08	1,242	1,140	1,126	(14)
Australian Dollar	5/28/08	1,227	1,145	1,113	(32)
Australian Dollar	6/3/08	1,221	1,145	1,106	(39)
Australian Dollar	6/17/08	1,224	1,140	1,107	(33)
Australian Dollar	6/17/08	1,223	1,135	1,106	(29)
Brazilian Real	4/25/08	1,050	575	596	21
Brazilian Real	6/13/08	976	570	549	(21)
Brazilian Real	6/13/08	975	570	549	(21)
Brazilian Real	6/17/08	1,962	1,140	1,103	(37)
British Pound	4/29/08	586	1,144	1,161	17
British Pound	6/3/08	578	1,160	1,142	(18)
British Pound	6/4/08	289	579	571	(8)
Chilean Peso	4/23/08	274,563	575	628	53
Chinese Yuan	7/21/08	6,072	840	898	58
Chinese Yuan	7/21/08	4,048	560	599	39
Chinese Yuan	7/21/08	10,032	1,400	1,482	82
Euro	4/11/08	396	580	624	44
Euro	6/3/08	754	1,145	1,188	43
Euro	6/3/08	376	570	592	22
Euro	5/19/08	4,868	7,571	7,668	97
Japanese Yen	4/16/08	61,546	581	618	37
Japanese Yen	4/16/08	796,422	7,507	7,997	490
New Romanian Leu	4/11/08	1,464	562	619	57
New Romanian Leu	5/15/08	2,917	1,206	1,224	18
New Zealand Dollar	5/22/08	726	585	566	(19)
New Zealand Dollar	5/22/08	726	576	566	(10)
Norwegian Krone	6/4/08	2,991	570	584	14
Norwegian Krone	6/4/08	2,968	570	580	10
Norwegian Krone	6/18/08	5,846	1,140	1,141	1
Peruvian Nuevo Sol	4/23/08	1,680	575	614	39
Peruvian Nuevo Sol	4/23/08	1,667	575	609	34
South African Rand	5/8/08	4,502	565	551	(14)
South African Rand	6/3/08	8,845	1,151	1,076	(75)
Turkish Lira	4/7/08	696	579	521	(58)
Turkish Lira	5/13/08	1,432	1,161	1,058	(103)
Turkish Lira	5/27/08	701	561	516	(45)
Turkish Lira	6/4/08	1,436	1,150	1,053	(97)

Total Long Contracts			$44,873	$45,404	$531

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2008  (Amounts in thousands, except Shares)
Total Return Bond Fund

	Shares or
	Principal
	Amount($)	Value($)
Asset-Backed Securities (4.4%)
Automobile ABS (1.8%)
Daimler Chrysler Auto Trust, Ser 2007-A, Cl A4, 5.280%, 03/08/13	1,722	1,765
Ford Credit Auto Owner Trust, Ser 2007-B, Cl A4A, 5.240%, 07/15/12(a)	1,316	1,347
Honda Auto Receivables Owner Trust, Ser 2006-3, Cl A4, 5.014%, 04/15/12	1,985	2,032
Hyundai Auto Receivables Trust, Ser 2007-A, Cl A4, 5.210%, 03/17/14	909	920
Nissan Auto Receivables Owner Trust, Ser 2008-A, Cl A4, 4.280%, 06/16/14	2,687	2,694
USAA Auto Owner Trust, Ser 2008-1, Cl A3, 4.160%, 04/16/12	2,213	2,231

		10,989

Collateralized Loan Obligations ABS (0.5%)
Commercial Industrial Finance Corp., Ser 2006-1BA, Cl B2L, 6.599%, 12/22/20(a)(b)	1,560	922
Marathon CLO Ltd., Ser 2005-2A, Cl D, 7.242%, 12/20/19(a)(b)	840	588
Muir Grove CLO Ltd., Ser 2007-1A, Cl B, 7.348%, 03/25/20(a)(b)	2,300	1,865

		3,375

Home Equity ABS (0.6%)
Aames Mortgage Investment Trust, Ser 2004-1, Cl M3, 3.634%, 01/25/35(a)	657	612
Chase Funding Mortgage Loan Asset-Backed, Ser 2002-2, Cl 1A6, 5.214%, 08/25/13	215	219
Citifinancial Mortgage Securities, Inc., Ser 2003-1, Cl AF5, 4.282%, 01/25/33(a)	1,128	1,113
Delta Funding Home Equity Loan Trust, Ser 1999-3, Cl A1F, 7.962%, 09/15/29(a)	4	4
Lehman XS Trust, Ser 2007-6, Cl 3A5, 5.720%, 05/25/37(a)	1,930	1,708
Soundview Home Equity Loan Trust, Ser 2001-1, Cl A, 6.765%, 04/15/31(a)	3	3

		3,659

Utility ABS (1.5%)
CNH Equipment Trust, Ser 2007-C, Cl A3A, 5.210%, 12/15/11	2,809	2,854
MP Environmental Funding LLC, Ser 2007-A, Cl A1, 4.982%, 07/15/16	2,000	2,068
PSE&G Transition Funding LLC, Ser 2001-1, Cl A8, 6.890%, 12/15/17	3,337	3,700
TXU Electric Delivery Transition Bond Co., Ser 2004-1, Cl A3, 5.290%, 05/15/18	1,007	1,033

		9,655

Total Asset-Backed Securities		27,678

Collateralized Mortgage Obligations (22.8%)
Banc of America Commercial Mortgage, Inc., Ser 2004-4, Cl A3, 4.128%, 07/10/42	2,625	2,592
Banc of America Commercial Mortgage, Inc., Ser 2005-6 Cl A4, 5.181%, 09/10/47(a)	3,500	3,482
Banc of America Commercial Mortgage, Inc., Ser 2006-2, Cl A4, 5.740%, 05/10/45(a)	2,724	2,752

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2008  (Amounts in thousands, except Shares)
Total Return Bond Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Collateralized Mortgage Obligations—continued

Banc of America Commercial Mortgage, Inc., Ser 2006-4, Cl A4, 5.634%, 07/10/46	2,130	2,122
Banc of America Mortgage Securities, Ser 2003-5, Cl 2A1, 5.000%, 07/25/18	1,822	1,812
Bear Stearns ALT-A Trust, Ser 2006-6, Cl 2A1, 5.929%, 11/25/36(a)	3,404	2,401
Bear Stearns Commercial Mortgage Securities, Inc., Ser 2001-TOP2, Cl A2, 6.480%, 02/15/35	4,516	4,625
Bear Stearns Commercial Mortgage Securities, Inc., Ser 2005-PW10, Cl A4, 5.405%, 12/11/40(a)	4,253	4,270
Bear Stearns Commercial Mortgage Securities, Inc., Ser 2006-PW13, Cl A4, 5.540%, 09/11/41	1,725	1,709
Chase Commercial Mortgage Securities Corp., Ser 2000-3, Cl A2, 7.319%, 10/15/32	1,616	1,673
Citigroup/Deutsche Bank Commercial Mortgage Trust, Ser 2005-CD1, Cl A4, 5.225%, 07/15/44(a)	1,910	1,907
Citigroup/Deutsche Bank Commercial Mortgage Trust, Ser 2006-CD2, Cl A4, 5.362%, 01/15/46(a)	975	962
Commercial Mortgage Pass-Through Certificates, Ser 2005-C6, Cl A5A, 5.116%, 06/10/44(a)	2,911	2,878
Countrywide Alternative Loan Trust, Ser 2006-HY12, Cl A5, 6.174%, 08/25/36(a)	3,658	2,721
Countrywide Home Loans, Ser 2004-J1, Cl 1A1, 4.500%, 01/25/19	1,427	1,341
CS First Boston Mortgage Securities Corp., Ser 2001-CF2, Cl A4, 6.505%, 02/15/34(a)	1,265	1,305
Fannie Mae, Ser 2005-20, Cl PC, 5.000%, 07/25/24	1,577	1,594
Fannie Mae, Ser 2007-77, Cl TB, 5.500%, 07/25/31	5,513	5,638
Fannie Mae, Ser 2007-77, Cl TD, 5.500%, 01/25/36	338	329
Fannie Mae, Ser 2007-79, Cl TD, 5.000%, 01/25/34	1,865	1,769
Freddie Mac, Ser 2927, Cl OL, 5.000%, 09/15/24	2,642	2,673
Freddie Mac, Ser 3134, Cl PA, 5.000%, 09/15/18	1,192	1,212
Freddie Mac, Ser 3347, Cl AK, 5.000%, 07/15/37	4,674	4,779
Freddie Mac, Ser 3349, Cl HE, 5.500%, 07/15/36	3,500	3,526
Freddie Mac. Ser 2966, Cl NW, 5.069%, 08/15/25	1,873	1,901
GE Capital Commercial Mortgage Corp., Ser 2006-C1, Cl A4, 5.340%, 03/10/44(a)	2,970	2,937
Ginnie Mae, Ser 2007-27, Cl NV, 5.500%, 04/20/36	2,130	2,148
Ginnie Mae, Ser 2007-41, Cl PB, 5.500%, 09/20/36	2,337	2,326
GMAC Commercial Mortgage Securities, Inc., Ser 2001-C1, Cl A2, 6.465%, 04/15/34	1,672	1,711
Greenwich Capital Commercial Funding Corp., Ser 2006-GG7, Cl A4, 5.911%, 07/10/38(a)	3,949	4,031
GS Mortgage Securities Corp. II, Ser 2006-GG6, Cl A2, 5.506%, 04/10/38(a)	3,941	3,920

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2008  (Amounts in thousands, except Shares)
Total Return Bond Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Collateralized Mortgage Obligations—continued

GS Mortgage Securities Corp. II, Ser 2006-GG8, Cl A4, 5.560%, 11/10/39(a)	1,500	1,486
GSR Mortgage Loan Trust, Ser 2005-5F, Cl 2A2, 5.500%, 06/25/35	6,628	6,045
JPMorgan Chase Commercial Mortgage Securities Corp., Ser 2005-LDP4, Cl A4, 4.918%, 10/15/42(a)	1,207	1,178
JPMorgan Chase Commercial Mortgage Securities Corp., Ser 2005-LDP5, Cl A4, 5.179%, 12/15/44(a)	3,368	3,358
JPMorgan Chase Commercial Mortgage Securities Corp., Ser 2006-CB15, Cl A4, 5.814%, 06/12/43(a)	2,415	2,438
JPMorgan Chase Commercial Mortgage Securities Corp., Ser 2006-CB16, Cl A4, 5.552%, 05/12/45	2,360	2,336
JPMorgan Chase Commercial Mortgage Securities Corp., Ser 2006-LDP6, Cl A4, 5.475%, 04/15/43(a)	1,565	1,548
JPMorgan Commercial Mortgage Finance Co., Ser 2000-C10, Cl A2, 7.371%, 08/15/32	2,950	3,040
LB-UBS Commercial Mortgage Trust, Ser 2000-C5, Cl A2, 6.510%, 12/15/26	1,936	1,986
LB-UBS Commercial Mortgage Trust, Ser 2005-C7, Cl A4, 5.197%, 11/15/30(a)	3,070	3,053
LB-UBS Commercial Mortgage Trust, Ser 2006-C1, Cl A4, 5.228%, 02/15/31	2,050	1,996
LB-UBS Commercial Mortgage Trust, Ser 2006-C3, Cl A4, 5.661%, 03/15/39(a)	2,187	2,193
Merrill Lynch/Countrywide Commercial Mortgage Trust, Ser 2006-1, Cl A4, 5.427%, 02/12/39(a)	2,981	2,959
Morgan Stanley Dean Witter Capital I, Ser 2006-HQ10, Cl A4, 5.328%, 11/12/41(a)	3,425	3,339
Morgan Stanley Dean Witter Capital I, Ser 2001-TOP1, Cl A4, 6.660%, 02/15/33	2,980	3,079
PHH Alternative Mortgage Trust, Ser 2007-2, Cl 3A1, 6.000%, 05/25/37	3,818	3,404
Residential Accredit Loans, Inc., Ser 2002-QS18, Cl A1, 5.500%, 12/25/17	6,288	6,229
Sequoia Mortgage Trust, Ser 2007-4, Cl 2A1, 5.509%, 11/20/17(a)	3,638	3,490
Specialty Underwriting & Residential Finance, Ser 2004-AA1, Cl 1A1, 5.000%, 10/25/34	540	520
TBW Mortgage Backed Pass Through Certificates, Ser 2007-2, Cl A6A, 6.015%, 06/25/37(a)	1,550	1,276
Wachovia Bank Commercial Mortgage Trust, Ser 2005-C21, Cl A4, 5.210%, 10/15/44(a)	4,392	4,410
Washington Mutual Mortgage Pass-Through Certificates, Ser 2003-S5, Cl 2A, 5.000%, 06/25/18(a)	1,469	1,469

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2008  (Amounts in thousands, except Shares)
Total Return Bond Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Collateralized Mortgage Obligations—continued

Washington Mutual Mortgage Pass-Through Certificates, Ser 2003-S7, Cl A1, 4.500%, 08/25/18	2,514	2,437
Washington Mutual Mortgage Pass-Through Certificates, Ser 2006-AR6, Cl 2A3, 5.956%, 08/25/36(a)	1,899	1,505

Total Collateralized Mortgage Obligations		143,820

Corporate Bonds (23.8%)
Aerospace/Defense (0.6%)
Boeing Co. (The), 5.125%, 02/15/13	1,275	1,337
Lockheed Martin Corp., 4.121%, 03/14/13	996	997
United Technologies Corp., 4.875%, 05/01/15	1,496	1,522

		3,856

Airlines (0.3%)
Delta Air Lines, Inc., Cl A, 6.821%, 08/10/22(c)	1,900	1,832

Auto Manufacturers (0.2%)
DaimlerChrysler NA Holding Corp., 8.500%, 01/18/31	1,143	1,307

Banks (1.9%)
Bank of America Corp., 7.400%, 01/15/11	3,244	3,474
Bank of America Corp., 5.375%, 09/11/12	1,300	1,352
Bank of New York Mellon, Ser G, 4.950%, 11/01/12	1,562	1,600
Bank of New York Mellon, Ser G, MTN, 4.500%, 04/01/13	697	702
Wachovia Corp., 5.300%, 10/15/11	1,755	1,772
Wachovia Corp., Ser G, 5.750%, 02/01/18	727	712
Wells Fargo & Co., 4.375%, 01/31/13	2,265	2,254

		11,866

Beverages (1.0%)
Anheuser-Busch Cos., Inc., 6.450%, 09/01/37	1,640	1,770
Coca-Cola Co., 5.350%, 11/15/17	1,986	2,072
Diageo Capital PLC, 5.200%, 01/30/13	803	831
SABMiller PLC, 6.200%, 07/01/11(c)	1,859	1,976

		6,649

Building Materials (0.3%)
Lafarge SA, 6.150%, 07/15/11	913	932
Martin Marietta Materials, Inc., 6.250%, 05/01/37	800	704

		1,636

Chemicals (0.2%)
Potash Corp. of Saskatchewan, Inc., 5.875%, 12/01/36	1,233	1,136

Commercial Services (0.6%)
Caterpillar Financial Services Corp., Ser F, 5.850%, 09/01/17	622	644
ERAC USA Finance Co., 5.800%, 10/15/12(c)	1,281	1,221
ERAC USA Finance Co., 5.600%, 05/01/15(c)	1,017	907
Xerox Corp., 5.500%, 05/15/12	818	825

		3,597

Computers (0.3%)
Dell, Inc., 7.100%, 04/15/28	400	420
Hewlett-Packard Co., 4.500%, 03/01/13	691	701
IBM Corp., 5.700%, 09/14/17	787	824
IBM Corp., 5.875%, 11/29/32	315	310

		2,255

Consumer Staples (0.2%)
Kellogg Co., 4.250%, 03/06/13	1,041	1,038

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2008  (Amounts in thousands, except Shares)
Total Return Bond Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Diversified Financial Services (6.0%)
ABX Financing Co., 6.350%, 10/15/36(c)	875	844
AEP Texas Central Transition Funding, Ser A-3, 5.090%, 07/01/15	1,710	1,748
American Express Co., 6.150%, 08/28/17(d)	1,200	1,195
Citigroup, Inc., 5.125%, 05/05/14(d)	1,060	1,036
Citigroup, Inc., 6.000%, 08/15/17	617	608
Citigroup, Inc., 5.850%, 12/11/34	711	618
Citigroup, Inc., 6.875%, 03/05/38	403	403
Credit Suisse (USA), Inc., 6.125%, 11/15/11	1,037	1,096
Credit Suisse (USA), Inc., 6.500%, 01/15/12	668	710
Fund American Cos., Inc., 5.875%, 05/15/13	2,090	2,179
General Electric Capital Corp., Ser A, 5.450%, 01/15/13	1,158	1,213
Goldman Sachs Group, Inc. (The), 4.750%, 07/15/13	1,986	1,931
Goldman Sachs Group, Inc. (The), 5.950%, 01/18/18	1,551	1,536
HSBC Finance Corp., 6.375%, 01/01/49	1,114	1,128
HSBC Holdings PLC, 7.625%, 05/17/32	649	690
International Lease Finance Corp., Ser Q, 5.250%, 01/10/13	730	715
International Lease Finance Corp., Ser R, 5.625%, 09/15/10	1,289	1,299
International Lease Finance Corp., Ser R, 5.625%, 09/20/13	400	392
Janus Capital Group, Inc., 5.875%, 09/15/11	692	701
Jefferies Group, Inc., 6.450%, 06/08/27	1,058	850
JPMorgan Chase & Co., 6.625%, 03/15/12	2,678	2,847
JPMorgan Chase & Co., 5.375%, 10/01/12	1,338	1,389
Lazard Group LLC, 7.125%, 05/15/15	2,084	2,027
Lehman Brothers Holdings, Inc., MTN, 5.625%, 01/24/13	2,012	1,956
Merrill Lynch & Co., Inc., 5.770%, 07/25/11	1,868	1,892
Merrill Lynch & Co., Inc., Ser C, MTN, 6.050%, 08/15/12	910	924
Morgan Stanley, 5.300%, 03/01/13	2,670	2,662
Northern Trust Co., 5.200%, 11/09/12	1,818	1,917
TIAA Global Markets, 5.125%, 10/10/12(c)	1,572	1,626

		38,132

Electric (1.9%)
CenterPoint Energy, Inc., Ser A-4, 5.170%, 08/01/19	3,000	3,007
Enel Finance International, 6.800%, 09/15/37(c)	1,413	1,425
Exelon Generation Co. LLC, 6.200%, 10/01/17	1,381	1,368
MidAmerican Energy Holdings Co., 6.125%, 04/01/36	1,223	1,182
Nevada Power Co., Ser L, 5.875%, 01/15/15	410	402
Nevada Power Co., Ser R, 6.750%, 07/01/37	875	839
Oncor Electric Delivery Co., 7.000%, 05/01/32	763	718
Pacific Gas & Electric Co., 6.050%, 03/01/34	1,411	1,383
Public Service Colorado, Ser 17, 6.250%, 09/01/37	776	808
Wisconsin Power & Light Co., 6.375%, 08/15/37	794	815

		11,947

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2008  (Amounts in thousands, except Shares)
Total Return Bond Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Insurance (0.5%)
American International Group, Ser G, 5.600%, 10/18/16	2,215	2,172
Metlife, Inc., 5.700%, 06/15/35	405	360
Travelers Cos., Inc. (The), 5.375%, 06/15/12	851	883

		3,415

Machinery Diversified (0.0%)
Caterpillar, Inc., 6.050%, 08/15/36	230	235

Media (0.8%)
News America Holdings, Inc., 6.200%, 12/15/34	725	690
Time Warner Cable, Inc., 5.850%, 05/01/17	3,223	3,085
Time Warner, Inc., 6.500%, 11/15/36	766	703
Viacom, Inc., 6.125%, 10/05/17	323	315

		4,793

Miscellaneous Manufacturer (1.3%)
Clorox Co., 5.450%, 10/15/12	599	617
General Electric Co., 5.000%, 02/01/13	3,361	3,481
General Electric Co., 5.250%, 12/06/17	950	949
Kimberly-Clark Corp., 6.125%, 08/01/17	2,135	2,307
Siemens Financierings NV, 6.125%, 08/17/26(c)	889	868

		8,222

Oil & Gas (1.5%)
Air Products & Chemicals, Inc., 4.150%, 02/01/13	834	835
Apache Corp., 6.000%, 01/15/37	734	741
ConocoPhillips, 5.900%, 10/15/32(d)	546	558
Enterprise Products Operating LP, Ser B, 5.750%, 03/01/35(d)	889	769
Praxair, Inc., 4.625%, 03/30/15	2,165	2,188
Transocean, Inc., 6.000%, 03/15/18	512	527
Transocean, Inc., 6.800%, 03/15/38	1,169	1,194
Weatherford International, Inc., 6.500%, 08/01/36	880	838
Western Oil Sands, Inc., 8.375%, 05/01/12	1,460	1,640

		9,290

Pharmaceuticals (1.9%)
Abbott Laboratories, 5.600%, 11/30/17	2,527	2,644
AstraZeneca PLC, 6.450%, 09/15/37	2,413	2,589
Covidien International Finance SA, 6.000%, 10/15/17(c)	1,496	1,542
Johnson & Johnson, 5.550%, 08/15/17	2,164	2,336
Merck & Co., Inc., 5.125%, 11/15/11	880	931
Schering-Plough Corp., 6.550%, 09/15/37	1,126	1,084
Teva Pharmaceutical Finance LLC, 6.150%, 02/01/36	635	619

		11,745

Pipelines (1.2%)
CenterPoint Energy Resources Corp., Ser B, 7.875%, 04/01/13	1,468	1,631
Colonial Pipeline Co., 6.375%, 08/01/37(c)	1,785	1,760
El Paso Natural Gas, 5.950%, 04/15/17	503	493
Energy Transfer Partners, 7.500%, 07/01/38	1,521	1,525
Southern Natural Gas Co., 5.900%, 04/01/17(c)(d)	419	409
Trans-Canada Pipelines, 6.200%, 10/15/37	1,542	1,487

		7,305

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2008  (Amounts in thousands, except Shares)
Total Return Bond Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Retail (1.1%)
J.C. Penney Corp., Inc., 5.750%, 02/15/18	254	235
Tesco PLC, 5.500%, 11/15/17(c)	1,847	1,884
Wal-Mart Stores, Inc., 5.250%, 09/01/35	452	400
Wal-Mart Stores, Inc., 6.500%, 08/15/37	4,536	4,763

		7,282

Software (0.1%)
Intuit, Inc., 5.750%, 03/15/17	334	323

Telecommunication Services (1.7%)
AT&T, Inc., 4.950%, 01/15/13	1,481	1,486
AT&T, Inc., 5.100%, 09/15/14	1,567	1,557
AT&T, Inc., 6.450%, 06/15/34	781	763
Cisco Systems, Inc., 5.500%, 02/22/16	1,797	1,859
Comcast Corp., 6.450%, 03/15/37	776	731
Rogers Wireless, Inc., 7.500%, 03/15/15	850	893
Verizon Communications, Inc., 5.550%, 02/15/16	1,356	1,349
Vodafone Group PLC, 5.500%, 06/15/11(d)	2,333	2,373

		11,011

Transportation (0.2%)
United Parcel Service, Inc., 4.500%, 01/15/13	1,550	1,606

Total Corporate Bonds		150,478

Municipal Bonds (3.4%)
California (0.2%)
California State Department Water Resource Power Supply, Ser A, RB, 5.500%, 05/01/16, Prerefunded 05/01/12 @ 101, AMBAC	900	1,001

Domestic (0.3%)
Lincoln Nebraska Electricity System, RB, 5.250%, 09/01/17, Prerefunded 09/01/11 @ 100	1,840	1,999

Illinois (0.2%)
Chicago Illinois Board of Education, Ser C, GO, 5.000%, 12/01/31, Prerefunded 12/01/11 @ 100, FSA	1,140	1,235

Indiana (0.5%)
Indianapolis Local Public Improvement Bond Bank, Waterworks Project, Ser A, RB, 5.250%, 07/01/33, Prerefunded 07/01/12 @ 100, MBIA	3,115	3,408

New York (0.4%)
Metropolitan Transportation Authority, Ser B, RB, 5.250%, 11/15/32, Prerefunded 11/15/13 @ 100	2,235	2,497

Ohio (0.4%)
Cincinnati Ohio City School District, Classroom Facilities Construction & Improvement, GO, 5.000%, 12/01/31, Prerefunded 12/01/13 @100, FSA	2,135	2,351

Pennsylvania (0.2%)
Pennsylvania State Turnpike Commission, Registration Fee, RB, 5.125%, 07/15/23, Prerefunded 07/15/11 @ 101, AMBAC	965	1,048

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2008  (Amounts in thousands, except Shares)
Total Return Bond Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Texas (0.8%)
San Antonio Independent School District Building, Ser A, GO, 5.000%, 08/15/31, Prerefunded 08/15/11 @ 100, PSF-GTD	2,790	3,002
University of Texas Permanent University Fund, Ser B, RB, 4.750%, 07/01/30, Prerefunded 07/01/14 @ 100	2,140	2,332

		5,334

Washington (0.4%)
Clark County Washington School District No. 37, Vancouver, Ser B, GO, 5.750%, 12/01/15, Prerefunded 12/01/11 @ 100, SBG	1,180	1,307
Tacoma Washington Electric Systems, Ser A, RB, 5.750%, 01/01/18, Prerefunded 01/01/11 @ 101, FSA	1,055	1,155

		2,462

Total Municipal Bonds		21,335

U.S. Government Agency Mortgages (33.3%)
Fannie Mae (19.8%)
5.500%, 07/01/19	60	62
5.500%, 09/01/19	2,509	2,573
5.500%, 12/01/19	132	135
5.000%, 04/15/20	19,042	19,220
4.500%, 12/01/20	9,389	9,346
5.000%, 01/01/22	8,988	9,088
5.000%, 04/01/23	21,359	21,610
6.500%, 07/01/32	278	290
5.500%, 01/01/33	12,860	12,994
5.500%, 06/01/33	1,995	2,016
5.500%, 07/01/33	338	341
5.500%, 10/01/33	3,902	3,943
4.500%, 03/01/34	7,804	7,529
5.500%, 09/01/34	13,368	13,529
6.000%, 10/01/35	2,658	2,725
6.000%, 12/01/35	613	629
6.000%, 01/01/36	0	0
5.448%, 04/01/36(a)	2,090	2,137
5.397%, 06/25/36	2,567	2,652
5.623%, 12/01/36(a)	5,356	5,447
5.439%, 01/01/37	4,899	4,976
5.614%, 01/01/37(a)	4,007	4,070

		125,312

Freddie Mac (11.6%)
5.500%, 12/01/18	86	88
4.500%, 06/01/19	583	582
4.500%, 07/01/19	7,867	7,847
4.500%, 02/01/20	948	947
5.500%, 07/01/22	2,808	2,867
5.500%, 11/01/22	3,946	4,028
4.500%, 04/17/23	12,576	12,497
5.500%, 07/15/27	1,619	1,667
5.500%, 11/15/28	2,723	2,814
5.500%, 05/15/29	2,783	2,872
5.500%, 01/15/30	4,334	4,478
6.000%, 07/01/34	1,980	2,037
6.000%, 04/13/35	4,146	4,251
6.000%, 11/01/36	9,184	9,416
6.000%, 11/01/37	12,174	12,495
6.500%, 02/01/38	4,000	4,153

		73,039

Ginnie Mae (1.9%)
6.500%, 04/14/38	11,353	11,800

Total U.S. Government Agency Mortgages		210,151

U.S. Treasury Obligations (9.9%)
U.S. Treasury Bond (0.1%)
4.750%, 02/15/37	846	910

U.S. Treasury Notes (9.8%)
3.125%, 10/15/08	2,000	2,019
4.875%, 04/30/11(d)	10,795	11,761
4.125%, 08/31/12	794	852
3.625%, 12/31/12(d)	37,090	39,081
3.500%, 02/15/18(d)	5,756	5,789
5.000%, 05/15/37(d)	2,035	2,277

		61,779

Total U.S. Treasury Obligations		62,689

Short-Term Investments (8.9%)
Credit Suisse Enhanced Liquidity Fund(e)	56,044,894	56,045

Total Short-Term Investments		56,045

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2008  (Amounts in thousands, except Shares)
Total Return Bond Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Money Market Fund (9.6%)
RidgeWorth Institutional Cash Management Money Market Fund(f)	60,294,945	60,295

Total Money Market Fund		60,295

Total Investments (Cost $729,276)(g) — 116.1%		732,491
Liabilities in excess of other assets — (16.1)%		(101,731)

Net Assets — 100.0%		$630,760

(a)	Variable or Floating Rate Security. Rate disclosed is as of March 31, 2008.

(b)	The Fund’s adviser has deemed this security to be illiquid based upon procedures approved by the Board of Trustees. The illiquid securities held by the Fund as of March 31, 2008 are identified below (in thousands):

	Acquisition	Cost	Par	Value	Percentage of
Issue Description	Date	($)	($)	($)	Net Assets(%)

Commercial Industrial Finance Corp.	07/20/07	1,111	1,560	922	0.15
Marathon CLO Ltd.	07/19/07	672	840	588	0.09
Muir Grove CLO Ltd.	09/25/07	2,292	2,300	1,865	0.30

(c)	Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Fund’s adviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees. These securities represent 2.6% of net assets as of March 31, 2008.

(d)	This security or a partial position of the security was on loan as of March 31, 2008. The total value of securities on loan as of March 31, 2008 in thousands was $54,487.

(e)	This security was purchased with cash collateral held from securities lending.

(f)	Affiliate investment.

(g)	Represents cost for financial reporting purposes.

AMBAC	— Security insured by American Municipal Bond Assurance Corporation

FSA	— Security insured by Financial Security Assurance

GO	— General Obligation

MBIA	— Security insured by Municipal Bond Insurance Association

MTN	— Medium Term Note

PSF-GTD	— Permanent School Fund Guarantee Program

RB	— Revenue Bond

SBG	— School Board Guaranty

Amounts designated as “—” are $0 or have been rounded to $0.

Credit Default Swap Agreements

		Notional	Fixed	Expiration
Underlying Instrument	Counterparty	Amount($)	Rate(%)	Date	Value($)

Aetna, Inc.	Merrill Lynch	(460)	1.43	06/20/13	(11)
Brazilian Government	Citibank N.A.	1,250	2.10	03/20/13	24
Brunswick Corp.	Merrill Lynch	(560)	1.15	03/20/17	62
Carnival Corp.	JPMorgan	(565)	0.70	09/20/17	29
Centex Corp.	Credit Suisse First Boston	(560)	2.65	09/20/17	41
Columbian Government	Merrill Lynch	620	1.68	01/20/13	(11)
Dow Chemical Co.	Barclays Bank PLC	(560)	0.67	09/20/17	11
Dow Jones CDX Indices; Series 10	Barclays Bank PLC	6,885	1.55	06/20/13	41
Gannett Co., Inc.	Citibank N.A.	(560)	0.81	06/20/17	55
IStar Financial, Inc.	Citibank N.A.	(560)	0.70	03/20/17	165
Norfolk Southern Corp.	JPMorgan	(460)	0.73	06/20/13	(2)
UBS AG	Morgan Stanley	(460)	1.80	06/20/13	(9)
Valero Energy Corp.	Morgan Stanley	(460)	1.29	06/20/13	(2)

					393

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2008  (Amounts in thousands, except Shares)
Total Return Bond Fund — concluded

Interest Rate Swaps

		Notional	(Pay)/Receive	Fixed	Expiration
Underlying Instrument	Counterparty	Amount($)	Floating Rate	Rate(%)	Date	Value($)

Fixed 5 Yr UF	Barclays Bank PLC	1,775	Receive	6.42	01/25/13	(72)
Fixed 26X1 TIIE	Citibank N.A.	7,406	Receive	7.55	03/02/10	2
Fixed 2 Yr New Zealand	UBS AG	3,305	Receive	8.39	03/06/10	7
Fixed 2 Yr New Zealand	UBS AG	3,404	Receive	8.55	02/26/10	16

						(47)

At March 31, 2008, liquid assets totaling $51,065, in thousands, have been designated as collateral for open swap agreements.

At March 31, 2008, the Fund’s foreign currency contracts were as follows:

		Contract
		Amount	Contract		Unrealized
	Delivery	in Local	Value	Market	Appreciation
Currency	Date	Currency	in USD($)	Value($)	(Depreciation)($)

Short:
Australian Dollar	4/29/08	731	640	666	(26)
Australian Dollar	5/28/08	1,330	1,219	1,206	13
Australian Dollar	5/28/08	1,361	1,262	1,233	29
Australian Dollar	6/3/08	1,327	1,230	1,202	28
Brazilian Real	4/25/08	1,160	655	659	(4)
Brazilian Real	6/13/08	2,140	1,255	1,204	51
British Pound	4/24/08	4,057	7,915	8,038	(123)
British Pound	4/29/08	642	1,265	1,272	(7)
British Pound	6/3/08	629	1,245	1,242	3
British Pound	6/4/08	315	620	621	(1)
British Pound	6/27/08	3,924	7,780	7,732	48
Canadian Dollar	4/23/08	8,137	7,915	7,927	(12)
Chilean Peso	4/23/08	303,213	637	693	(56)
Chinese Yuan	7/21/08	9,289	1,289	1,373	(84)
Chinese Yuan	7/21/08	13,916	1,930	2,057	(127)
Euro	4/11/08	423	612	668	(56)
Euro	5/19/08	5,345	7,780	8,421	(641)
Euro	6/3/08	416	635	655	(20)
Euro	6/3/08	820	1,272	1,291	(19)
Japanese Yen	4/16/08	66,898	625	672	(47)
Japanese Yen	4/16/08	1,670,988	15,610	16,782	(1,172)
New Romanian Leu	4/11/08	1,565	620	661	(41)
New Romanian Leu	5/15/08	3,184	1,250	1,336	(86)
New Zealand Dollar	5/22/08	1,580	1,235	1,231	4
Norwegian Krone	6/4/08	3,253	627	636	(9)
Norwegian Krone	6/4/08	3,280	637	641	(4)
Norwegian Krone	6/18/08	6,359	1,223	1,241	(18)
South African Rand	5/8/08	4,933	630	604	26
South African Rand	6/3/08	9,618	1,245	1,170	75
Turkish Lira	4/7/08	744	620	557	63
Turkish Lira	5/13/08	1,563	1,250	1,155	95
Turkish Lira	5/27/08	769	625	565	60
Turkish Lira	6/4/08	1,260	1,260	1,163	97

Total Short Contracts			$74,613	$76,574	$(1,961)

Long:
Australian Dollar	4/29/08	731	635	666	31
Australian Dollar	5/28/08	1,356	1,245	1,230	(15)
Australian Dollar	5/28/08	1,335	1,245	1,210	(35)
Australian Dollar	6/3/08	1,327	1,245	1,202	(43)
Australian Dollar	6/17/08	1,331	1,240	1,204	(36)
Australian Dollar	6/17/08	1,336	1,240	1,208	(32)
Brazilian Real	4/25/08	1,160	635	658	23
Brazilian Real	6/13/08	1,071	625	602	(23)
Brazilian Real	6/13/08	1,069	625	602	(23)
Brazilian Real	6/17/08	2,134	1,240	1,199	(41)
British Pound	4/29/08	642	1,253	1,271	18
British Pound	6/3/08	629	1,261	1,242	(19)
British Pound	6/4/08	315	630	621	(9)
Chilean Peso	4/23/08	303,213	635	694	59
Chinese Yuan	7/21/08	13,916	1,925	2,058	133
Chinese Yuan	7/21/08	9,289	1,285	1,373	88
Euro	4/11/08	423	620	667	47
Euro	5/19/08	5,345	8,314	8,421	107
Euro	6/3/08	820	1,245	1,291	46
Euro	6/3/08	416	630	655	25
Japanese Yen	4/16/08	66,898	631	672	41
Japanese Yen	4/16/08	1,670,988	15,751	16,782	1,032
New Romanian Leu	4/11/08	1,565	600	661	61
New Romanian Leu	5/15/08	3,184	1,317	1,336	19
New Zealand Dollar	5/22/08	790	637	616	(21)
New Zealand Dollar	5/22/08	790	627	616	(11)
Norwegian Krone	6/4/08	3,253	620	636	16
Norwegian Krone	6/4/08	3,280	630	641	11
Norwegian Krone	6/18/08	6,359	1,240	1,241	1
Peruvian Nuevo Sol	4/23/08	1,856	635	678	43
Peruvian Nuevo Sol	4/23/08	1,826	630	668	38
South African Rand	5/8/08	4,933	619	603	(16)
South African Rand	6/3/08	9,618	1,252	1,170	(82)
Turkish Lira	4/7/08	744	619	557	(62)
Turkish Lira	5/13/08	1,563	1,267	1,155	(112)
Turkish Lira	5/27/08	769	615	565	(50)
Turkish Lira	6/4/08	1,588	1,271	1,162	(109)

Total Long Contracts			$56,733	$57,833	$1,100

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2008  (Amounts in thousands, except Shares)
Ultra-Short Bond Fund

	Shares or
	Principal
	Amount($)	Value($)
Asset-Backed Securities (6.5%)
Automobile ABS (4.4%)
BMW Vehicle Owner Trust, Ser 2006-A, Cl A3, 5.130%, 09/27/10	690	696
Capital One Prime Auto Receivables Trust, Ser 2005-1, Cl A3, 4.320%, 08/15/09(a)	23	23
Daimler Chrysler Auto Trust, Ser 2006-D, Cl A3, 4.980%, 02/08/11	700	709
Honda Auto Receivables Owner Trust, Ser 2005-6, Cl A3, 4.917%, 10/19/09	291	293
Honda Auto Receivables Owner Trust, Ser 2006-2, Cl A3, 5.300%, 07/21/10	477	482
MBNA Credit Card Master Note Trust, Ser 2003-A7, Cl A7, 2.650%, 11/15/10(a)	900	900
Nissan Auto Receivables Owner Trust, Ser 2007-A, Cl A2, 5.220%, 09/15/09	367	369
USAA Auto Owner Trust, Ser 2006-4 Cl A3, 5.010%, 06/15/11	400	405

		3,877

Diversified Financial Services (1.5%)
Bank of America Credit Card Trust, Ser 2007-A7, Cl A7, 2.818%, 08/15/12(a)	750	736
Bank One Issuance Trust, Ser 2004-A1, Cl A1, 3.450%, 10/17/11(a)	575	576

		1,312

Home Equity ABS (0.6%)
Master Asset Backed Securities Trust, Ser 2005-AB1, Cl A1A, 2.749%, 10/25/32(a)	59	58
Residential Funding Mortgage Securities, Ser 2006-HSA1, Cl A1, 2.709%, 11/25/35(a)	522	472

		530

Total Asset-Backed Securities		5,719

Collateralized Mortgage Obligations (19.7%)
Adjustable Rate Mortgage Trust, Ser 2005-4, Cl 3A1, 4.963%, 08/25/35(a)	337	316
Adjustable Rate Mortgage Trust, Ser 2005-7, Cl 7A21, 2.849%, 10/25/35(a)	352	245
Banc of America Commercial Mortgage, Inc., Ser 2004-2, Cl A2, 3.520%, 11/10/38	499	493
Banc of America Mortgage Securities, Ser 2003-F, Cl 1A1, 7.157%, 07/25/33(a)	769	778
Bear Stearns Alternative-A Trust, Ser 2006-2, Cl 23A1, 5.954%, 03/25/36(a)	661	513
Bear Stearns Commercial Mortgage Securities, Ser 2005-T20, Cl A1, 4.940%, 10/12/42	725	722
Countywide Home Loans, Ser 2002-39, Cl A16, 5.000%, 02/25/33	3	3
CS First Boston Mortgage Securities Corp., Ser 1998-C2, Cl A2, 6.300%, 11/15/30(a)	272	273
CS First Boston Mortgage Securities Corp., Ser 2004-C3, Cl A3, 4.221%, 07/15/36	1,005	994
CS First Boston Mortgage Securities Corp., Ser 2005-C1, Cl A2, 4.609%, 02/15/38	1,020	1,008
Deutsche Mortgage Securities, Inc., Ser 2004-5, Cl A2, 4.980%, 07/25/34	413	412
Fannie Mae, Ser 2003-35, Cl KA, 4.000%, 04/25/17	571	574
First Horizon Alternative Mortgage Securities, Ser 2005-AA3, Cl 2A1, 5.185%, 05/25/35(a)	577	279
First Horizon Alternative Mortgage Securities, Ser 2005-AA7, Cl 2A1, 5.406%, 09/25/35(a)	524	434

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2008  (Amounts in thousands, except Shares)
Ultra-Short Bond Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Collateralized Mortgage Obligations—continued

Goldman Sachs Mortgage Securities Corp. II, Ser 1998-C1, Cl A3, 6.135%, 10/18/30(a)	307	307
Greenwich Capital Commercial Funding Corp., Ser 2004-GG1, Cl A3, 4.404%, 06/10/36	671	666
Greenwich Capital Commercial Funding Corp., Ser 2005-GG3, Cl A2, 4.305%, 08/10/42	500	493
Greenwich Capital Commercial Funding Corp., Ser 2005-GG5, Cl A2, 5.117%, 04/10/37	225	224
GSR Mortgage Loan Trust, Ser 2007-AR1, Cl 2A1, 6.018%, 03/25/37(a)	224	213
Indymac Loan Trust, Ser 2006-L1, Cl A1, 2.674%, 04/25/11(a)	114	114
JPMorgan Chase Commercial Mortgage Securities, Ser 2005-LDP1, Cl A1, 4.173%, 03/15/46	402	398
LB Commercial Conduit Mortgage Trust, Ser 1998-C4, Cl A1B, 6.210%, 10/15/35	551	551
LB-UBS Commercial Mortgage Trust, Ser 2005-C1, Cl A2, 4.310%, 02/15/30	500	492
MASTR Adjustable Rate Mortgages Trust, Ser 2007-1, Cl 2A1, 5.976%, 11/25/36(a)	271	258
Morgan Stanley Capital I, Ser 2004-HQ4, Cl A2, 3.920%, 04/14/40	292	290
Morgan Stanley Capital I, Ser 2006-HQ8, Cl A1, 5.195%, 03/12/44	491	489
Nationslink Funding Corp., Ser 1999-2, Cl A2C, 7.229%, 06/20/31	521	522
SunTrust Adjustable Rate Mortgage Loan Trust, Ser 2007-S1, Cl 1A, 5.175%, 08/25/22(a)	1,985	1,725
Wachovia Bank Commercial Mortgage Trust, Ser 2005-C16, Cl A2, 4.380%, 10/15/41	798	788
Wells Fargo Mortgage Backed Securities Trust, Ser 2004-S, Cl A5, 3.541%, 09/25/34(a)	750	749
Wells Fargo Mortgage Backed Securities Trust, Ser 2006-16, Cl A12, 5.432%, 11/25/36	461	460
Wells Fargo Mortgage Backed Securities Trust, Ser 2006-AR8, Cl 2A4, 5.241%, 04/25/36(a)	832	823
Wells Fargo Mortgage Backed Securities Trust, Ser 2006-AR8, Cl 3A1, 5.238%, 04/25/36(a)	762	736

Total Collateralized Mortgage Obligations		17,342

Commercial Paper (3.4%)
Dexia Delaware LLC, 2.540%, 04/01/08(b)	1,500	1,500
Lloyds TSB Bank PLC, 2.740%, 04/01/08(b)	1,500	1,500

Total Commercial Paper		3,000

Corporate Bonds (24.4%)
Aerospace/Defense (0.2%)
Raytheon Co., 4.850%, 01/15/11	175	180

Auto Parts & Equipment (0.2%)
Johnson Controls, Inc., 5.250%, 01/15/11	200	206

Banks (6.0%)
American Express Bank, 2.666%, 04/26/10(a)	750	717
Bank of America Corp., 7.400%, 01/15/11	390	418
Bank of New York Mellon Corp., Ser G, MTN, 2.711%, 06/29/10(a)	1,000	984

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2008  (Amounts in thousands, except Shares)
Ultra-Short Bond Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Banks—continued

Bank One Corp., 2.625%, 06/30/08	400	399
JPMorgan Chase & Co., 7.000%, 11/15/09	325	340
U.S. Bancorp, Ser P, 3.512%, 02/04/10, MTN(a)	825	819
UBS AG Stamford, 3.838%, 07/23/09(a)	760	741
Wachovia Corp., Ser G, 3.314%, 07/26/10(a)	850	812

		5,230

Commercial Services (0.4%)
ERAC USA Finance Co., 7.350%, 06/15/08(c)	375	378

Diversified Financial Services (11.4%)
Allstate Life Global Funding Trust, 3.690%, 02/26/10, MTN(a)	925	925
Boeing Capital Corp., 4.750%, 08/25/08	450	454
Capital One Bank, 4.875%, 05/15/08	650	649
Caterpillar Financial Services Corp., 4.150%, 01/15/10, MTN	200	203
Caterpillar Financial Services Corp., 3.578%, 02/08/10, MTN(a)	650	646
Credit Suisse (USA), Inc., 5.250%, 03/02/11	350	360
General Electric Capital Corp., Ser A, 4.125%, 09/01/09, MTN	200	203
Goldman Sachs Group, Inc. (The), 6.875%, 01/15/11	500	534
Goldman Sachs Group, Inc. (The), Ser B, 2.771%, 06/28/10(a)	1,125	1,094
HSBC Finance Corp., 4.125%, 11/16/09	200	197
IBM International Group Capital LLC, 3.646%, 07/29/09(a)	950	952
International Lease Finance Corp., Ser Q, 4.625%, 06/02/08	500	500
International Lease Finance Corp., Ser Q, 5.450%, 03/24/11	200	200
JPMorgan Chase & Co., 4.168%, 01/17/11(a)(d)	865	847
Lehman Brothers Holdings, Inc., 3.984%, 10/22/08(a)	850	828
Lehman Brothers Holdings, Inc., Ser G, 4.250%, 01/27/10, MTN	270	261
Merrill Lynch & Co., Inc., Ser C, 3.178%, 05/08/09(a)	650	639
Morgan Stanley, 4.000%, 01/15/10	500	494

		9,986

Energy (0.3%)
MidAmerican Energy Holdings Co., 3.500%, 05/15/08	222	222

Information Technology (1.3%)
Hewlett-Packard Co., 3.476%, 09/03/09(a)	1,125	1,126

Insurance (1.1%)
Lincoln National Corp., 4.756%, 04/06/09(a)	1,000	986

Media (0.5%)
Comcast Cable Communication, Inc., 6.750%, 01/30/11	160	167
Cox Communications, Inc., 7.750%, 11/01/10	175	188
Time Warner Entertainment Co., 7.250%, 09/01/08	110	111

		466

Miscellaneous Manufacturer (0.2%)
Honeywell International, Inc., 7.500%, 03/01/10	200	215

Oil & Gas (0.7%)
Anadarko Petroleum Corp., 3.250%, 05/01/08	375	375
Enterprise Products Partners LP, Ser B, 4.625%, 10/15/09	195	197

		572

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2008  (Amounts in thousands, except Shares)
Ultra-Short Bond Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Pipelines (0.3%)
CenterPoint Energy Resources Corp., 7.750%, 02/15/11	125	135
DCP Midstream LLC, 7.875%, 08/16/10	124	133

		268

Software (0.2%)
Oracle Corp., 5.000%, 01/15/11	195	200

Telecommunication Services (1.2%)
AT&T, Inc., 3.195%, 02/05/10(a)	675	669
BellSouth Telecommunications, Inc., 5.875%, 01/15/09	375	381

		1,050

Transportation (0.2%)
Union Pacific Corp., 6.650%, 01/15/11	125	132

Utilities (0.2%)
American Electric Power Co., Inc., Ser C, 5.375%, 03/15/10	200	205

Total Corporate Bonds		21,422

Master Notes (1.7%)
Banks (1.7%)
Bank of America Corp., 3.100%(a)(e)	1,499	1,500

Total Master Notes		1,500

U.S. Government Agencies (6.4%)
Federal Home Loan Bank (5.1%)
1.500%, 04/01/08(b)	3,000	3,000
5.250%, 06/12/09	1,250	1,295
4.875%, 03/12/10	210	220

		4,515

Freddie Mac (1.3%)
5.125%, 11/24/10, Callable 11/24/08 @ 100	425	432
5.250%, 02/24/11, Callable 02/24/09 @ 100	225	230
5.400%, 02/02/12, Callable 02/02/09 @ 100	450	461

		1,123

Total U.S. Government Agencies		5,638

U.S. Government Agency Mortgages (32.8%)
Fannie Mae (21.3%)
6.653%, 07/01/09	1,113	1,131
4.500%, 01/25/25	489	490
6.337%, 08/25/30	130	131
6.860%, 05/01/32(a)	140	143
6.338%, 01/01/33(a)	695	702
6.540%, 01/01/33(a)	352	358
3.658%, 08/01/33(a)	462	470
6.941%, 09/01/33(a)	290	297
6.937%, 10/01/33(a)	444	456
6.892%, 11/01/33(a)	969	987
6.282%, 01/01/34(a)	1,815	1,846
6.307%, 01/01/34(a)	292	295
4.313%, 03/01/34(a)	589	597
6.119%, 04/01/34(a)	1,786	1,810
5.984%, 07/01/34(a)	611	617
5.795%, 10/01/34(a)	612	620
6.108%, 10/01/34(a)	847	856
5.986%, 12/01/34(a)	648	652
6.191%, 12/01/34(a)	383	386
5.985%, 02/01/35(a)	658	665
4.667%, 05/01/35(a)	806	815
3.912%, 07/01/35(a)	1,429	1,441
4.770%, 07/01/35(a)	607	618
5.816%, 07/01/35(a)	523	528
5.346%, 06/01/36(a)	773	790
5.421%, 11/01/37(a)	982	995

		18,696

Freddie Mac (9.9%)
4.000%, 11/15/11	153	153
3.750%, 12/15/11	396	397
4.375%, 04/15/15	375	379
4.000%, 05/15/15	1,275	1,281
5.000%, 09/15/15	313	317
5.000%, 12/15/20	73	73
5.500%, 04/15/26	304	311
3.651%, 08/01/33(a)	517	519

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2008  (Amounts in thousands, except Shares)
Ultra-Short Bond Fund — concluded

	Shares or
	Principal
	Amount($)	Value($)
Freddie Mac—continued

4.275%, 03/01/34(a)	755	764
4.891%, 04/01/34(a)	154	157
5.928%, 05/01/34(a)	1,568	1,604
4.398%, 02/01/35(a)	661	672
5.512%, 03/01/35(a)	980	988
6.227%, 09/01/36(a)	432	443
5.510%, 04/01/37(a)	593	601

		8,659

Ginnie Mae (1.6%)
6.007%, 02/16/24(a)	204	209
3.701%, 05/16/25	1,236	1,238

		1,447

Total U.S. Government Agency Mortgages		28,802

U.S. Treasury Obligations (0.5%)
U.S. Treasury Notes (0.5%)
3.500%, 02/15/10	425	439

Total U.S. Treasury Obligations		439

Short-Term Investments (1.0%)
Credit Suisse Enhanced Liquidity Fund(f)	858,500	859

Total Short-Term Investments		859

Money Market Fund (4.0%)
RidgeWorth Institutional Cash Management Money Market Fund(g)	3,541,106	3,541

Total Money Market Fund		3,541

Total Investments (Cost $88,786)(h) — 100.4%		88,262
Liabilities in excess of other assets — (0.4)%		(370)

Net Assets — 100.0%		$87,892

(a)	Variable or Floating Rate Security. Rate disclosed is as of March 31, 2008.

(b)	Rate represents the effective yield at purchase.

(c)	Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Fund’s adviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees. These securities represent 0.40% of net assets as of March 31, 2008.

(d)	This security or a partial position of the security was on loan as of March 31, 2008. The total value of securities on loan as of March 31, 2008 in thousands was $832.

(e)	Perpetual maturity.

(f)	This security was purchased with cash collateral held from securities lending.

(g)	Affiliate investment.

(h)	Represents cost for financial reporting purposes.

MTN	— Medium Term Note

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2008  (Amounts in thousands, except Shares)
U.S. Government Securities Fund

	Shares or
	Principal
	Amount($)	Value($)
Asset-Backed Securities (1.2%)
Home Equity ABS (1.2%)
Lehman XS Trust, Ser 2007-6, Cl 3A5, 5.720%, 05/25/37(a)	4,730	4,185
Wells Fargo Home Equity Trust, Ser 2004-2, Cl AI9, 4.980%, 05/25/34(a)	2,000	1,983

Total Asset-Backed Securities		6,168

Collateralized Mortgage Obligations (13.7%)
Banc of America Mortgage Securities, Ser 2003-8, Cl 2A4, 4.750%, 11/25/18	3,055	2,911
Fannie Mae, Ser 2007-27, Cl MC, 5.500%, 02/25/35(a)	3,126	3,152
Fannie Mae, Ser 2007-68, Cl PC, 5.500%, 06/25/36(a)	10,926	10,892
Fannie Mae, Ser 2007-77, Cl TB, 5.500%, 07/25/31	1,327	1,357
Fannie Mae, Ser 2007-79, Cl MA, 5.500%, 12/25/28	6,267	6,416
Fannie Mae, Ser 2007-79, Cl PE, 5.000%, 08/25/37	15,510	14,354
Fannie Mae, Ser 2007-88, Cl FY, 3.066%, 09/25/37(a)	6,939	6,737
Freddie Mac, Ser 3349, Cl HE, 5.500%, 07/15/36	5,000	5,037
GSR Mortgage Loan Trust, Ser 2005-5F, Cl 2A2, 5.500%, 06/25/35	6,601	6,021
PHH Alternative Mortgage Trust, Ser 2007-1, Cl 22A1, 5.887%, 02/25/37	11,810	11,472

Total Collateralized Mortgage Obligations		68,349

U.S. Government Agency Mortgages (45.6%)
Fannie Mae (24.8%)
5.000%, 10/01/14	11,777	12,095
6.290%, 08/01/18	1,042	1,085
4.500%, 09/01/20	5,682	5,663
5.000%, 01/01/23	6,000	6,063
5.500%, 09/01/34	4,916	4,975
5.500%, 02/01/35	8,663	8,763
5.207%, 07/01/35(a)	13,613	13,624
5.000%, 08/01/35	8,193	8,121
5.178%, 01/01/36(a)	8,407	8,544
6.000%, 01/01/36	11,168	11,453
5.110%, 02/01/36(a)	7,075	7,144
5.209%, 02/01/36(a)	3,583	3,645
5.500%, 04/01/36	11,601	11,735
6.500%, 05/01/36	9,532	9,881
6.500%, 08/01/37	10,863	11,260

		124,051

Freddie Mac (16.7%)
5.000%, 04/01/19	12,381	12,564
5.500%, 04/01/22	9,862	10,075
6.000%, 07/01/22(b)	7,808	8,037
5.000%, 09/01/35	13,374	13,282
6.378%, 06/01/36	14,233	14,778
6.500%, 09/01/36	9,289	9,644
6.000%, 11/01/37	14,697	15,085

		83,465

Ginnie Mae (4.1%)
6.500%, 04/14/38	19,397	20,161

Total U.S. Government Agency Mortgages		227,677

U.S. Treasury Obligations (32.0%)
U.S. Treasury Notes (32.0%)
4.875%, 04/30/11(c)	14,300	15,580
4.625%, 02/29/12(c)	20,000	21,817
3.625%, 12/31/12(c)	37,000	38,985
2.750%, 02/28/13(c)	20,000	20,275
4.250%, 08/15/14(c)	24,000	26,231
4.750%, 08/15/17	6,050	6,694
4.250%, 11/15/17(c)	8,000	8,536
3.500%, 02/15/18(c)	6,000	6,035
5.000%, 05/15/37(c)	14,000	15,662

Total U.S. Treasury Obligations		159,815

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2008  (Amounts in thousands, except Shares)
U.S. Government Securities Fund — concluded

	Shares or
	Principal
	Amount($)	Value($)
Short-Term Investments (30.2%)
Credit Suisse Enhanced Liquidity Fund(d)	151,138,999	151,139

Total Short-Term Investments		151,139

Money Market Fund (11.3%)
RidgeWorth Institutional U.S. Government Securities Money Market Fund(e)	56,494,189	56,494

Total Money Market Fund		56,494

Total Investments (Cost $654,008)(f) — 134.0%		669,642
Liabilities in excess of other assets — (34.0)%		(169,954)

Net Assets — 100.0%		$499,688

(a)	Variable or Floating Rate Security. Rate disclosed is as of March 31, 2008.

(b)	Security purchased on a when-issue basis.

(c)	This security or a partial position of the security was on loan as of March 31, 2008. The total value of securities on loan as of March 31, 2008 in thousands was $147,151.

(d)	This security was purchased with cash collateral held from securities lending.

(e)	Affiliate investment.

(f)	Represents cost for financial reporting purposes.

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2008  (Amounts in thousands, except Shares)
U.S. Government Securities Ultra-Short Bond Fund

	Shares or
	Principal
	Amount($)	Value($)
U.S. Government Agencies (7.2%)
Federal Home Loan Bank (4.1%)
1.500%, 04/01/08(a)	1,000	1,000
2.134%, 04/23/08(a)	1,000	999
4.875%, 03/12/10	225	236
5.125%, 09/29/10	325	346

		2,581

Freddie Mac (3.1%)
3.375%, 04/15/09	1,500	1,517
5.125%, 11/24/10, Callable 11/24/08 @ 100	250	254
5.250%, 02/24/11, Callable 02/24/09 @ 100	150	154

		1,925

Total U.S. Government Agencies		4,506

U.S. Government Agency Mortgages (88.9%)
Fannie Mae (69.4%)
6.350%, 05/01/09	267	272
4.500%, 01/25/25	244	245
6.860%, 05/01/32(b)	159	162
6.338%, 01/01/33(b)	533	538
6.540%, 01/01/33(b)	578	588
4.292%, 03/01/33(b)	599	612
4.401%, 04/01/33(b)	1,712	1,747
4.564%, 05/01/33(b)	356	358
3.595%, 07/01/33(b)	548	555
3.658%, 08/01/33(b)	498	507
6.941%, 09/01/33(b)	126	129
4.332%, 10/01/33(b)	2,489	2,481
6.937%, 10/01/33(b)	190	195
6.892%, 11/01/33(b)	1,823	1,857
6.282%, 01/01/34(b)	475	483
6.307%, 01/01/34(b)	131	133
4.313%, 03/01/34(b)	523	529
6.119%, 04/01/34(b)	753	762
5.254%, 05/01/34(b)	2,353	2,373
4.776%, 07/01/34(b)	1,294	1,335
5.564%, 07/01/34(b)	905	912
5.984%, 07/01/34(b)	625	631
4.759%, 08/01/34(b)	2,059	2,089
5.795%, 10/01/34(b)	398	403
6.108%, 10/01/34(b)	635	642
5.970%, 12/01/34(b)	527	530
5.986%, 12/01/34(b)	545	548
6.191%, 12/01/34(b)	901	907
5.985%, 02/01/35(b)	477	483
5.018%, 03/01/35(b)	1,931	1,955
5.235%, 04/01/35(b)	583	591
4.667%, 05/01/35(b)	968	979
4.315%, 06/01/35(b)	1,308	1,315
3.912%, 07/01/35(b)	2,384	2,405
4.442%, 07/01/35(b)	3,178	3,207
4.770%, 07/01/35(b)	607	618
5.816%, 07/01/35(b)	291	294
4.641%, 08/01/35(b)	1,646	1,657
5.193%, 08/01/35	896	913
5.340%, 02/01/36(b)	2,339	2,353
5.346%, 06/01/36(b)	571	584
5.601%, 07/01/36	1,333	1,349
5.421%, 11/01/37(b)	2,385	2,418

		43,644

Freddie Mac (18.2%)
4.000%, 11/15/11	77	77
3.750%, 12/15/11	169	169
4.375%, 04/15/15	284	288
4.000%, 05/15/15	725	728
5.000%, 09/15/15	104	106
3.651%, 08/01/33(b)	517	519
4.275%, 03/01/34(b)	418	422
4.891%, 04/01/34(b)	97	99
5.689%, 05/01/34(b)	477	487
5.928%, 05/01/34(b)	541	553
5.302%, 07/01/34(b)	715	732
5.687%, 08/01/34(b)	953	966
4.398%, 02/01/35(b)	612	621
6.067%, 02/01/35(b)	391	395
5.512%, 03/01/35(b)	2,160	2,178
6.227%, 09/01/36(b)	871	895
4.888%, 10/01/36(b)	1,637	1,649
5.510%, 04/01/37(b)	597	606

		11,490

Ginnie Mae (1.3%)
6.007%, 02/16/24(b)	51	52
3.701%, 05/16/25	742	743

		795

Total U.S. Government Agency Mortgages		55,929

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2008  (Amounts in thousands, except Shares)
U.S. Government Securities Ultra-Short Bond Fund — concluded

	Shares or
	Principal
	Amount($)	Value($)
Money Market Fund (2.9%)
Federated Government Obligations Money Market Fund	1,849,251	1,849

Total Money Market Fund		1,849

Total Investments (Cost $61,871)(c) — 99.0%		62,284
Other assets in excess of liabilities — 1.0%		620

Net Assets — 100.0%		$62,904

(a)	Rate represents the effective yield at purchase.

(b)	Variable or Floating Rate Security. Rate disclosed is as of March 31, 2008.

(c)	Represents cost for financial reporting purposes.

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2008  (Amounts in thousands, except Shares)
Virginia Intermediate Municipal Bond Fund

	Shares or
	Principal
	Amount($)	Value($)
Municipal Bonds (97.4%)
Virginia (97.4%)
Amherst County Service Authority, RB, 6.000%, 12/15/20, Callable 12/15/10 @ 102	500	517
Amherst County Service Authority, RB, 6.000%, 12/15/30, Callable 12/15/10 @ 102	1,750	1,796
Arlington County Industrial Development Authority, Hospital Facilities, RB, 5.500%, 07/01/17, Prerefunded 07/01/11 @ 101	2,225	2,441
Arlington County Industrial Development Authority, Resource Recovery, Ser B, RB, AMT, 5.250%, 01/01/10, Callable 07/01/08 @ 101, FSA	1,000	1,016
Arlington County Industrial Development Authority, Resource Recovery, Ser B, RB, AMT, 5.375%, 01/01/11, Callable 07/01/08 @ 101, FSA	2,785	2,830
Arlington County, Public Improvement, GO, 5.000%, 03/15/15,	4,950	5,477
Bedford County Economic Development Authority, Public Facilities Lease, RB, 5.250%, 05/01/24, Callable 01/01/16 @ 100, MBIA	2,890	2,982
Bristol Utility System, RB, 5.250%, 07/15/23, Callable 07/15/13 @ 100, MBIA	1,000	1,025
Chesapeake Water & Sewer Project, GO, 5.000%, 12/01/19, Callable 12/01/14 @ 101	2,465	2,629
Fairfax County Economic Development Authority, Residential Care Facilities, Goodwin House, Inc., RB, 4.450%, 10/01/19, Callable 10/01/17 @ 100	500	455
Fairfax County Economic Development Authority, Residential Care Facilities, Goodwin House, Inc., RB, 4.700%, 10/01/24, Callable 10/01/17 @ 100	750	670
Fairfax County Redevelopment & Housing Authority, Affordable Housing, Ser A, RB, BAN, 4.000%, 03/01/13, Callable 03/01/11 @ 100	1,725	1,763
Fairfax County, Public Improvement, Ser B, GO, 5.000%, 10/01/12,	3,250	3,550
Fauquier County, School Bonds, GO, 5.000%, 07/01/19, Callable 07/01/16 @100, MBIA	2,100	2,255
Front Royal & Warren County Development Authority, Ser B, RB, 5.000%, 04/01/23, Callable 04/01/14 @ 100, FSA	2,485	2,546
Greater Richmond Convention Center Authority, Hotel Tax, Center Expansion Project, RB, 6.125%, 06/15/25, Prerefunded 06/15/10 @ 101	1,240	1,352
Greater Richmond Convention Center Authority, Hotel Tax, RB, 5.000%, 06/15/16, Callable 06/15/15 @ 100, MBIA	2,855	3,058

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2008  (Amounts in thousands, except Shares)
Virginia Intermediate Municipal Bond Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Virginia—continued

Hampton Golf Course, RB, 6.000%, 12/01/12	652	684
Hampton Public Improvement, Ser A, GO, 5.000%, 04/01/22, Callable 04/01/15 @ 100, FGIC	1,640	1,697
Hampton Roads Sanitation District Wastewater, RB, 5.000%, 04/01/23, Callable 04/01/18 @ 100	1,060	1,100
Hampton, Ser A, GO, 5.500%, 07/15/18, Callable 07/15/12 @ 101	1,275	1,376
Hanover County Industrial Development Authority, Regional Medical Care Project, RB, 6.375%, 08/15/18, MBIA	6,100	6,950
Henrico County Economic Development Authority, Beth Sholom Assisted Living Project, Ser A, RB, 5.850%, 07/20/19, Callable 07/20/09 @ 102, GNMA	400	418
Henrico County Economic Development Authority, Residential Care Facilities, Ser A, RB, 5.000%, 06/01/10	1,015	1,022
Henrico County Economic Development Authority, Residential Care Facilities, Ser A, RB, 6.500%, 06/01/22, Callable 06/01/12 @ 100	1,040	1,059
Henrico County Economic Development Authority, Residential Care Facilities, Westminster Canterbury, RB, 5.000%, 10/01/21, Callable 10/01/11 @ 100	1,375	1,320
Henrico County Economic Development Authority, Residential Care Facilities, Westminster Canterbury, RB, 5.000%, 10/01/27, Callable 10/01/11 @ 103	500	454
Henrico County Economic Development Authority, Residential Care Facility, Westminister Canterbury, RB, 2.280%, 10/01/37, LOC: Branch Banking & Trust Co.(a)	500	500
Henrico County Economic Development Authority, Ser A, RB, 5.900%, 07/20/29, Callable 07/20/09 @ 102, GNMA	500	522
Henry County Public Service Authority, Water & Sewer, RB, 5.250%, 11/15/13, FSA	1,500	1,666
James City County Economic Development Authority, Public Facility Project, 5.000%, 06/15/21, Callable 06/15/17 @ 100, FSA	2,215	2,329
Loudoun County Industrial Development Authority, Howard Hughes Medical Institution, Ser C, RB, 1.500%, 02/15/38(a)	1,550	1,550
Loudoun County Industrial Development Authority, Loudoun Hospital Center, RB, 6.000%, 06/01/22, Prerefunded 06/01/12 @ 101	1,000	1,129
Loudoun County Industrial Development Authority, Public Safety Facilities Lease, Ser A, RB, 5.250%, 12/15/17, Callable 06/15/14 @ 100, FSA	1,110	1,216

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2008  (Amounts in thousands, except Shares)
Virginia Intermediate Municipal Bond Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Virginia—continued

Loudoun County Industrial Development Authority, Residential Care Facilities, Ser A, RB, 6.000%, 08/01/24, Callable 08/01/14 @ 100	1,750	1,741
Loudoun County Industrial Development Authority, Residential Care Facilities, Ser B, RB, 5.000%, 08/01/28, Callable 04/21/08 @ 100.5	1,100	1,097
Loudoun County Sanitation Authority, Water & Sewage, RB, 5.000%, 01/01/25, Callable 01/01/15 @ 100	3,165	3,239
Loudoun County, Public Improvement, Ser B, GO, 5.000%, 06/01/14	3,500	3,863
Louisa Industrial Development Authority, Pollution Control, Virginia Electric & Power Co., RB, 5.250%, 12/01/08, Callable 04/11/08 @ 100.5	955	962
Lynchburg Industrial Development Authority Healthcare Facilities, Centra Health, RB, 5.000%, 01/01/09, Callable 04/11/08 @ 101, MBIA	500	506
Lynchburg Industrial Development Authority, Residential Care Facility, Westminster-Canterbury, RB, 4.875%, 07/01/21, Callable 07/01/17 @ 100	500	459
Metropolitan Washington DC Airports Authority, Airport System, Ser A, RB, AMT, 5.500%, 10/01/27, Callable 10/01/11 @ 101, MBIA	1,000	994
Montgomery County Industrial Development Authority, RB, 5.500%, 01/15/18, Callable 01/15/12 @ 101, AMBAC	1,865	1,973
New Kent County Economic Development Authority, School & Governmental Projects, RB, 5.000%, 02/01/18, Callable 02/01/17 @ 100, FSA	2,225	2,402
Newport News, GO, 5.250%, 07/01/15,	3,000	3,364
Orange County Economic Development Authority Lease, RB, 4.750%, 02/01/22, Callable 02/01/17 @ 100, Assured GTY	2,000	2,016
Peninsula Ports Authority, Residential Care Facility, Ser A, RB, 7.375%, 12/01/23, Prerefunded 12/01/13 @ 100	3,520	4,313
Pittsylvania County, Ser B, GO, 5.625%, 03/01/15, Callable 03/01/11 @ 102, MBIA	1,000	1,086
Portsmouth, Ser A, GO, 5.000%, 04/01/14, MBIA	2,005	2,198
Portsmouth, Ser A, GO, 5.000%, 07/01/15, MBIA	2,285	2,517
Richmond Industrial Development Authority, Government Facilities, RB, 5.000%, 07/15/18, AMBAC	1,795	1,929
Richmond Industrial Development Authority, Student Housing, RB, 5.450%, 01/01/21, Callable 01/01/11 @ 102	1,000	1,026

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2008  (Amounts in thousands, except Shares)
Virginia Intermediate Municipal Bond Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Virginia—continued

Richmond, GO, 5.500%, 01/15/12, Callable 01/15/11 @ 101, FSA	2,500	2,694
Richmond, GO, 5.500%, 01/15/15, Callable 01/15/11 @ 101, FSA	1,290	1,387
Richmond, GO, 5.500%, 01/15/18, Callable 01/15/11 @ 101, FSA	3,755	3,962
Richmond, Public Improvement, GO, 5.000%, 07/15/24, Callable 07/15/16 @ 100, FSA	1,435	1,482
Riverside Regional Jail Authority, Jail Facility, RB, 4.250%, 07/01/10, Callable 07/01/09 @ 100	2,000	2,036
Roanoke Industrial Development Authority, Carilion Health System, Ser A, RB, 5.750%, 07/01/13, Callable 07/01/12 @ 100, MBIA	2,000	2,180
Roanoke Industrial Development Authority, Carilion Health System, Ser A, RB, 5.750%, 07/01/14, Callable 07/01/12 @ 100, MBIA	2,000	2,166
Roanoke Industrial Development Authority, Carilion Health System, Ser A, RB, 5.500%, 07/01/16, Callable 07/01/12 @ 100, MBIA	1,000	1,058
Roanoke Industrial Development Authority, Carilion Health System, Ser A, RB, 5.500%, 07/01/18, Callable 07/01/12 @ 100, MBIA	2,000	2,091
Roanoke Industrial Development Authority, Carilion Health System, Ser A, RB, 5.500%, 07/01/21, Callable 07/01/12 @ 100, MBIA	1,000	1,031
Roanoke Public Improvement, Ser B, GO, 5.000%, 02/01/24, Callable 02/01/15 @ 101	2,500	2,583
Spotsylvania County Water & Sewer, RB, 5.000%, 06/01/26, FSA	3,635	3,695
Stafford County & Staunton Industrial Development Authority, RB, 5.000%, 08/01/23, Callable 08/01/18 @ 100, XLCA	1,025	1,035
Stafford County & Staunton Industrial Development Authority, Ser B, RB, 5.000%, 08/01/25, Callable 08/01/17 @ 100, XLCA	3,330	3,322
Stafford County & Staunton Industrial Development Authority, Ser C, RB, 5.250%, 02/01/20, Callable 02/01/17 @ 100, XLCA	2,165	2,267
Suffolk Industrial Development Authority, Retirement Facilities, First Mortgage — Lake Prince Center, RB, 5.150%, 09/01/24, Callable 09/01/16 @ 100	1,750	1,596

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2008  (Amounts in thousands, except Shares)
Virginia Intermediate Municipal Bond Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Virginia—continued

Tobacco Settlement Financing Corp., RB, 4.000%, 06/01/13, Prerefunded 06/01/08 @ 100	1,095	1,103
Tobacco Settlement Financing Corp., RB, 5.250%, 06/01/19, Prerefunded 06/01/15 @ 100	2,070	2,188
Tobacco Settlement Financing Corp., RB, 5.500%, 06/01/26, Prerefunded 06/01/12 @ 100	3,500	3,838
University of Virginia, Ser A, RB, 2.050%, 06/01/34(a)	1,765	1,765
Virginia Beach Development Authority, Ser A, RB, 5.375%, 08/01/16, Callable 08/01/12 @ 100	1,650	1,791
Virginia Beach Development Authority, Wesleyan College Project, RB, 2.100%, 07/01/33, LOC: Bank of America N.A.(a)	1,200	1,200
Virginia Beach, Public Improvement, Ser B, GO, 5.000%, 05/01/13	2,500	2,739
Virginia Beach, Ser C, GO, 5.000%, 09/15/16	2,825	3,135
Virginia College Building Authority, Educational Facilities Project, Ser A, RB, 5.000%, 02/01/15, Callable 02/01/14 @ 100	4,510	4,899
Virginia College Building Authority, Educational Facilities Project, Washington & Lee University, RB, 5.375%, 01/01/21, Callable 01/01/16 @ 100	3,090	3,410
Virginia College Building Authority, Educational Facilities, Public Higher Educational Financing Program, Ser B, RB, 5.000%, 09/01/13	3,000	3,294
Virginia College Building Authority, Educational Facilities, Public Higher Education Financing Program, Ser A, RB, 5.000%, 09/01/17, Callable 09/01/16 @ 100,	3,000	3,288
Virginia Commonwealth Transportation Board, North Virginia Transportation District, Ser A, RB, 5.000%, 05/15/14	3,000	3,303
Virginia Commonwealth Transportation Board, Ser A, RB, 5.375%, 05/15/12, Callable 05/15/11 @ 100	1,000	1,072
Virginia Commonwealth University Health System Authority, Ser B, RB, 1.200%, 07/01/37, LOC: Branch Banking & Trust Co.(a)	1,000	1,000
Virginia Housing Development Authority, Multifamily, Ser E, RB, AMT, 5.350%, 11/01/11, Callable 04/11/08 @ 102	1,250	1,277
Virginia Housing Development Authority, Multifamily, Ser H, RB, AMT, 5.625%, 11/01/18, Callable 11/01/09 @ 100	3,500	3,632
Virginia Housing Development Authority, Multifamily, Ser I, RB, AMT, 4.875%, 11/01/12, Callable 01/01/09 @ 101	1,950	1,983

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2008  (Amounts in thousands, except Shares)
Virginia Intermediate Municipal Bond Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Virginia—continued

Virginia Polytechnic Institute & State University, Ser D, RB, 5.125%, 06/01/21, Callable 06/01/14 @ 101, AMBAC	2,095	2,194
Virginia Public Building Authority, Public Facilities, Ser A, RB, 5.000%, 08/01/13	2,500	2,739
Virginia Public Building Authority, Public Facilities, Ser C, RB, 5.000%, 08/01/14	2,000	2,199
Virginia Public School Authority, School Financing 1997 Resolution, Ser A, RB, 5.000%, 08/01/11	3,000	3,227
Virginia Public School Authority, School Financing 1997, Ser A, RB, 5.000%, 08/01/24, Callable 08/01/14 @ 100	1,365	1,400
Virginia Public School Authority, School Financing 1997, Ser C, RB, 5.000%, 08/01/11	1,390	1,495
Virginia Public School Authority, Ser B, RB, 5.000%, 08/01/13, Callable 08/01/10 @ 101	2,910	3,070
Virginia Resource Authority, Senior Infrastructure, Ser B, RB, 5.000%, 11/01/26, Callable 11/01/14 @ 100	2,185	2,227
Virginia Resources Authority Infrastructure, Pooled Financing Program, Ser B, RB, 5.000%, 11/01/21, Callable 11/01/17 @ 100	1,230	1,294
Virginia Resources Authority, Clean Water State Revolving Fund, RB, 5.000%, 10/01/16	2,030	2,246
Virginia Resources Authority, Infrastructure, Ser A, RB, 5.800%, 05/01/30, Prerefunded 05/01/11 @ 101, MBIA	1,500	1,656
Virginia Small Business Financing Authority, Children’s Hospital of King’s Daughters, Inc., RB, 2.080%, 01/01/36, LOC: Wachovia Bank N.A.(a)	2,100	2,100
Western Regional Jail Authority, Jail Facilities, RB, 4.750%, 06/01/23, Callable 06/01/17 @ 100, MBIA	2,255	2,282
Winchester, Public Improvement, GO, 5.000%, 11/01/18, Callable 11/01/15 @ 100, FGIC	2,580	2,763
York County Industrial Development Authority, Pollution Control Project, RB, 5.500%, 07/01/09, Callable 04/11/08 @ 100.50	740	745

Total Municipal Bonds		208,178

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2008  (Amounts in thousands, except Shares)
Virginia Intermediate Municipal Bond Fund — concluded

	Shares or
	Principal
	Amount($)	Value($)
Money Market Fund (1.7%)
Federated Virginia Municipal Cash Trust, Institutional Class	3,689,195	3,689

Total Investments (Cost $207,380)(b) — 99.1%		211,867
Other Assets — 0.9%		1,973

Net Assets — 100.0%		$213,840

(a)	Variable or Floating Rate Security. Rate disclosed is as of March 31, 2008.

(b)	Represents cost for financial reporting purposes.

AMBAC	— Security insured by American Municipal Bond Assurance Corporation

AMT	— Alternative Minimum Tax Paper

BAN	— Bond Anticipation Note

FGIC	— Security insured by Financial Guaranty Insurance Company

FSA	— Security insured by Financial Security Assurance

GNMA	— Security insured by Ginnie Mae

GO	— General Obligation

MBIA	— Security insured by Municipal Bond Insurance Association

RB	— Revenue Bond

XLCA	— Security insured by XL Capital Assurance, Inc.

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2008  (Amounts in thousands, except Shares)
Prime Quality Money Market Fund

	Shares or
	Principal
	Amount($)	Value($)
Certificates of Deposit (7.8%)
Banks (7.3%)
Banco Santander, 2.880%, 07/03/08	50,000	50,041
Barclays Bank PLC NY, 3.670%, 07/17/08	75,000	75,000
Branch Banking & Trust Co., 2.835%, 01/30/09	75,000	75,000
Canadian Imperial Bank NY, 3.915%, 04/22/08	30,000	30,012
Chase Bank USA N.A., 2.750%, 08/13/08	75,000	75,000
Deutsche Bank AG, 2.410%, 04/10/08(a)	75,000	75,000
Natixis, 2.420%, 04/21/08(a)	75,000	75,000
Nordea Bank AB, 4.820%, 10/17/08	50,000	50,331
Svenska Handelsbanken AB, 3.790%, 04/18/08	50,000	50,000
Toronto Dominion Bank, 2.980%, 05/22/08	50,000	50,001
Toronto Dominion Bank, 2.900%, 08/20/08	50,000	50,002
Toronto Dominion Bank, 2.640%, 09/15/08	50,000	50,001
Wachovia Bank N.A., 4.653%, 01/12/09(a)	50,000	50,000

		755,388

Diversified Financial Services (0.5%)
Regions Financial Corp., 4.250%, 04/09/08	50,000	50,000

		50,000

Total Certificates of Deposit		805,388

Commercial Paper (41.5%)
Banks (15.5%)
Abbey National PLC, 2.678%, 06/10/08(b)	50,000	49,741
ABN AMRO Bank N.V., 4.552%, 04/04/08(b)	26,175	26,165
ABN AMRO Bank N.V., 3.038%, 05/13/08(b)	63,000	62,778
Australia & New Zealand National Ltd., 4.564%, 04/07/08(b)(c)	23,000	22,983
Australia & New Zealand National Ltd., 5.130%, 04/11/08(b)(c)	75,000	74,896
Australia & New Zealand National Ltd., 2.625%, 06/12/08(b)(c)	30,000	29,843
Banco Santander Central Hispano SA, 3.085%, 06/30/08(b)	75,000	74,429
Bank of Ireland, 3.069%, 04/28/08(b)(c)	55,250	55,124
Bank of Ireland, 4.857%, 06/06/08(b)(c)	50,000	49,566
Bank of Ireland, 2.557%, 06/18/08(b)(c)	75,000	74,587
Bank of Nova Scotia, 3.860%, 04/16/08	50,000	50,000
Bank of Nova Scotia, 2.950%, 05/05/08	50,000	50,000
Bank of Nova Scotia, 2.880%, 02/25/09	50,000	50,000
Danske Bank, 2.942%, 04/03/08(b)(c)	50,000	49,992
Danske Bank, 2.808%, 04/17/08(b)(c)	75,000	74,907
Danske Bank, 2.496%, 06/20/08(b)(c)	50,000	49,724
Dexia Delaware LLC, 2.987%, 05/07/08(b)	50,000	49,852
DnB Nor Bank ASA, 4.296%, 04/09/08(b)(c)	50,000	49,953
DnB Nor Bank ASA, 3.192%, 04/16/08(b)(c)	23,300	23,269
DnB Nor Bank ASA, 4.014%, 05/13/08(b)(c)	25,000	24,885
DnB Nor Bank ASA, 2.868%, 05/30/08(b)(c)	12,850	12,790
DnB Nor Bank ASA, 2.790%, 06/11/08(b)(c)	50,000	49,727
DnB Nor Bank ASA, 2.939%, 07/15/08(b)(c)	50,000	49,577
HSBC USA, Inc., 4.500%, 04/02/08(b)	37,700	37,695
HSBC USA, Inc., 2.901%, 06/06/08(b)	21,500	21,386
HSBC USA, Inc., 2.470%, 07/14/08(b)	44,125	43,813

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2008  (Amounts in thousands, except Shares)
Prime Quality Money Market Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Banks—continued

Lloyds TSB Group PLC, 2.506%, 06/24/08(b)	75,000	74,564
Lloyds TSB Group PLC, 2.803%, 07/01/08(b)	75,000	74,475
Royal Bank of Canada, 2.676%, 05/01/08(b)	25,000	24,944
Royal Bank of Scotland, 2.700%, 04/02/08(b)(c)	30,000	29,998
Royal Bank of Scotland, 4.994%, 04/16/08(b)	50,000	49,899
Royal Bank of Scotland, 2.915%, 05/08/08(b)	50,000	49,851
Royal Bank of Scotland, 2.992%, 05/27/08(b)	50,000	49,769
Skandinaviska Enskilda Banken AB, 2.968%, 04/07/08(b)(c)	30,000	29,985
Skandinaviska Enskilda Banken AB, 3.027%, 04/10/08(b)(c)	20,200	20,185

		1,611,352

Diversified Financial Services (23.6%)
Alcon Capital Corp., 2.910%, 04/25/08(b)(c)	50,000	49,904
Allianz Finance Corp., 2.354%, 04/17/08(b)(c)	36,095	36,057
Allianz Finance Corp., 2.661%, 05/21/08(b)(c)	50,000	49,816
ANZ National (International) Ltd., 3.074%, 05/19/08(b)(c)	50,000	49,797
ASB Financial Corp., 3.220%, 04/09/08(b)(c)	14,500	14,490
ASB Financial Corp., 3.123%, 04/30/08(b)(c)	46,000	45,885
ASB Financial Corp., 2.958%, 07/09/08(b)(c)	25,000	24,799
ASB Financial Corp., 4.725%, 09/11/08(b)(c)	50,000	48,968
ASB Financial Corp., 4.535%, 12/01/08(b)(c)	50,000	48,529
CBA Finance, 2.587%, 06/20/08(b)	50,000	49,714
Chesham Finance LLC, 5.400%, 05/30/08(b)(c)	26,000	25,782
Dresdner US Financial, 2.890%, 04/01/08(b)	150,000	150,000
Fountain Square Commercial Funding Corp., 3.511%, 04/01/08(b)(c)	50,000	50,000
General Electric Capital Corp., 4.950%, 04/14/08(b)	75,000	74,869
General Electric Capital Corp., 2.870%, 08/15/08(b)	65,000	64,305
Greenwich Capital Holdings, 2.481%, 09/19/08(b)	50,000	49,418
IBM Credit Corp., 2.180%, 06/02/08(b)(c)	50,000	49,813
ING (U.S.) Funding LLC, 3.006%, 04/04/08(b)	66,100	66,084
ING (U.S.) Funding LLC, 2.961%, 04/18/08(b)	14,000	13,980
ING (U.S.) Funding LLC, 2.914%, 05/05/08(b)	15,990	15,946
International Lease Finance Corp., 2.526%, 04/21/08(b)	50,000	49,930
International Lease Finance Corp., 2.716%, 04/22/08(b)	50,000	49,921
International Lease Finance Corp., 3.057%, 06/11/08(b)	50,000	49,701
Intesa Funding LLC, 2.826%, 04/03/08(b)	25,000	24,996
Intesa Funding LLC, 2.515%, 06/13/08(b)	12,235	12,173
Intesa Funding LLC, 2.536%, 06/17/08(b)	62,100	61,765
John Deere Capital Corp., 2.818%, 05/01/08(b)(c)	45,000	44,895
JPMorgan Chase & Co., 2.617%, 06/09/08(b)	75,000	74,626
National Australian Funding, 2.838%, 04/11/08(b)(c)	25,000	24,980
National Australian Funding, 2.734%, 04/21/08(b)(c)	25,000	24,962

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2008  (Amounts in thousands, except Shares)
Prime Quality Money Market Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Diversified Financial Services—continued

National Australian Funding, 2.819%, 06/03/08(b)(c)	39,941	39,745
Nestle Capital Corp., 2.722%, 05/23/08(b)(c)	35,815	35,675
New Center Asset, 3.310%, 04/15/08(b)	75,000	74,904
New York Life Insurance Capital Corp., 2.736%, 04/03/08(b)(c)	43,590	43,583
Nordea North America, Inc., 5.006%, 04/01/08(b)	125,000	125,000
Nordea North America, Inc., 2.904%, 05/06/08(b)	50,000	49,860
Old Line Funding Corp., 3.229%, 04/03/08(b)(c)	61,726	61,715
Old Line Funding Corp., 3.001%, 04/08/08(b)(c)	50,000	49,971
Rabobank USA Finance Corp., 2.454%, 04/09/08(b)	23,417	23,404
Rabobank USA Finance Corp., 2.862%, 05/27/08(b)	75,000	74,669
San Paolo-IMI US Financial Co., 4.510%, 04/02/08(b)	75,000	74,991
San Paolo-IMI US Financial Co., 3.867%, 04/15/08(b)	50,000	49,926
Siemens Capital Co. LLC, 2.511%, 05/08/08(b)(c)	25,000	24,936
Societe Generale N.A., 3.949%, 04/15/08(b)	50,000	49,924
Swiss Re Financial Products Corp., 2.696%, 04/28/08(b)(c)	45,000	44,900
Swiss Re Financial Products Corp., 2.995%, 08/27/08(b)(c)	10,000	9,879
Variable Funding Capital Corp., 3.056%, 04/04/08(b)(c)	50,000	49,987
Wal-Mart Funding Corp., 2.704%, 04/16/08(b)(c)	75,000	74,918
Westpac Banking Corp., 4.554%, 04/07/08(b)(c)	50,000	49,963
Westpac Banking Corp., 3.094%, 05/05/08(b)(c)	25,000	24,928
Westpac Securitization Trust, 3.168%, 04/04/08(b)(c)	12,400	12,397

		2,441,380

Health Care (2.4%)
AstraZeneca PLC, 2.221%, 08/26/08(b)(c)	40,000	39,641
AstraZeneca PLC, 2.565%, 03/13/09(b)(c)	54,000	52,702
GlaxoSmithKline PLC, 4.587%, 04/25/08(b)(c)	75,000	74,775
Pfizer, Inc., 2.738%, 08/06/08(b)(c)	79,000	78,247

		245,365

Total Commercial Paper		4,298,097

Corporate Bonds (28.4%)
Automobile ABS (0.4%)
Nissan Auto Receivables Owner Trust, Ser 2007-B, Cl A1, 5.264%, 10/15/08	16,525	16,525
World Omni Auto Receivables Trust, Ser 2008-A A1, 2.922%, 03/17/09	22,000	22,000

		38,525

Banks (16.1%)
Alliance & Leicester PLC, 3.078%, 09/05/08(a)(c)	30,000	30,000
Allied Irish Banks PLC, 2.539%, 09/18/08(a)(c)	75,000	75,000
Bank of Ireland, 3.055%, 09/12/08(a)(c)	45,000	45,000
Bank of New York Co., Inc., 2.714%, 05/27/08(a)(c)	25,000	25,000
Bank of New York Co., Inc., 2.905%, 09/11/08(a)(c)	50,000	50,000
Bank of Nova Scotia, 2.600%, 09/26/08	73,000	73,005

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2008  (Amounts in thousands, except Shares)
Prime Quality Money Market Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Banks—continued

BNP Paribas, 3.132%, 08/07/08(a)	50,000	50,000
Credit Agricole SA, 2.569%, 07/22/08(a)(c)	50,000	50,000
Credit Suisse First Boston USA, Inc., 3.186%, 06/02/08(a)	58,000	58,013
Danske Bank, 3.084%, 09/19/08(a)(c)	50,000	50,000
Fortis Bank NY, 2.700%, 06/26/08	75,000	75,002
Fortis Bank NY, 3.864%, 07/18/08(a)(c)	50,000	50,000
HSBC Bank PLC, 2.750%, 06/18/08	26,000	26,011
Lloyds TSB Group PLC, 2.968%, 09/05/08(a)(c)	75,000	75,000
National Australia Bank Ltd., 3.075%, 09/05/08(a)(c)	75,000	75,000
PNC Bank N.A., 2.664%, 12/29/08(a)	90,000	89,807
Royal Bank of Canada, 3.109%, 09/30/08(a)(c)	75,000	75,000
Skandinaviska Enskilda Banken AB, 3.068%, 09/08/08(a)(c)	50,000	50,000
Skandinaviska Enskilda Banken AB, 4.854%, 09/19/08(a)(c)	50,000	50,000
Svenska Handelsbanken AB, 2.860%, 09/12/08(a)(c)	70,000	70,000
Toronto Dominion Bank, 2.610%, 10/20/08	50,000	50,099
U.S. Bank N.A., 2.880%, 05/23/08	50,000	50,000
U.S. Bank N.A., 2.740%, 08/19/08	100,000	100,000
UBS AG, 2.788%, 10/16/08(a)	75,000	75,000
Wachovia Bank N.A., 4.673%, 10/03/08(a)(c)	10,000	9,981
Wachovia Bank N.A., 3.625%, 02/17/09	30,000	30,026
Wells Fargo Bank N.A., 2.730%, 04/08/08	75,000	75,000
Wells Fargo Bank N.A., 2.530%, 04/30/08	75,000	75,000
Westpac Banking Corp., 2.818%, 09/15/08(a)(c)	60,000	60,000

		1,666,944

Computers (0.2%)
IBM Corp., 3.088%, 09/08/08, Callable 05/08/08 @ 100(a)(c)	25,000	25,000

Diversified Financial Services (11.4%)
American Honda Finance Corp., 4.525%, 04/10/08(a)(c)	75,000	75,000
American Honda Finance Corp., 2.340%, 05/12/08(a)(c)	50,000	50,000
American Honda Finance Corp., 2.818%, 04/02/09, MTN(a)(c)	50,000	50,000
Bear Stearns Co., Inc., 2.758%, 08/28/08(a)	115,000	115,000
General Electric Capital Corp., Ser A, 3.125%, 04/01/09, MTN	50,000	50,196
Goldman Sachs Group, Inc., 3.191%, 09/12/08(a)(c)	100,000	100,000
Goldman Sachs Group, Inc., 3.331%, 09/24/08(a)(c)	75,000	75,000
Lehman Brothers Holdings, Inc., Ser I, 2.685%, 09/26/08(a)	100,000	100,000
Merrill Lynch & Co., Inc., 3.058%, 08/22/08(a)	45,000	45,000
Merrill Lynch & Co., Inc., 2.915%, 09/17/08(a)	40,000	40,000
Merrill Lynch & Co., Inc., 2.739%, 09/23/08(a)	50,000	50,000
Merrill Lynch & Co., Inc., 3.191%, 10/03/08(a)	30,000	30,000
Morgan Stanley, 2.290%, 09/15/08(a)	48,500	48,500

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2008  (Amounts in thousands, except Shares)
Prime Quality Money Market Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Diversified Financial Services—continued

Morgan Stanley, 2.943%, 09/15/08(a)	75,000	75,000
Procter & Gamble International Funding SCA, 3.140%, 02/19/09(a)	50,000	50,000
Toyota Motor Credit Corp., 2.460%, 02/12/09, MTN(a)	85,000	85,000
Toyota Motor Credit Corp., Ser B, 2.770%, 06/17/08, MTN(a)	37,800	37,832
Toyota Motor Credit Corp., Ser B, 1.540%, 04/14/08(a)	50,000	50,000
Unilever Capital Corp., 2.925%, 09/11/08(a)(c)	50,000	50,000

		1,176,528

Insurance (0.3%)
Lincoln National Corp., 2.918%, 08/15/08(a)(c)	35,000	35,000

Total Corporate Bonds		2,941,997

Master Notes (4.4%)
Banks (2.8%)
Bank of America Corp., 3.100%(a)(d)	285,635	285,635

Promissory Note (1.6%)
SunTrust Banks, Inc. Promissory Note, 5.400%, 06/30/08(e)	168,000	167,999

Total Master Notes		453,634

U.S. Government Agencies (3.4%)
Fannie Mae (0.8%)
4.178%, 04/10/08(b)	50,000	49,948
4.132%, 06/04/08(b)	32,782	32,546

		82,494

Federal Farm Credit Bank (0.4%)
3.375%, 07/15/08	41,500	41,387

Federal Home Loan Bank (1.0%)
3.875%, 08/22/08	11,200	11,178
2.902%, 11/04/08(a)	50,000	50,000
4.500%, 11/19/08, Callable 05/19/08 @ 100	47,000	47,000

		108,178

Freddie Mac (1.2%)
4.124%, 06/09/08(b)	49,400	49,017
2.814%, 07/21/08(b)	75,000	74,359

		123,376

Total U.S. Government Agencies		355,435

Repurchase Agreements (3.6%)
Banc of America Securities, 2.315%, dated 03/31/08 to be repurchased on 04/01/08, repurchase price $84,602 (collateralized by FNMA; DN, due 06/01/36; total market value $86,288)	84,596	84,596
BNP Paribas, 2.215%, dated 03/31/08 to be repurchased on 04/01/08, repurchase price $84,925 (collateralized by FHLB; DN, due 01/08/09; total market value $86,622)	84,920	84,920
Deutsche Bank, 2.465%, dated 03/31/08 to be repurchased on 04/01/08, repurchase price $14,239 (collateralized by FNMA; 5.500%, due 02/01/38; total market value $14,522)	14,238	14,238

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2008  (Amounts in thousands, except Shares)
Prime Quality Money Market Fund — concluded

	Shares or
	Principal
	Amount($)	Value($)
Repurchase Agreements—continued

HSBC Securities, Inc., 2.315%, dated 03/31/08 to be repurchased on 04/01/08, repurchase price $129,926 (collateralized by FNMA; 5.500%, due 11/01/37-01/01/38; total market value $132,518)	129,918	129,918
Lehman Brothers, Inc., 2.415%, dated 03/31/08 to be repurchased on 04/01/08, repurchase price $14,356 (collateralized by FNMA; DN, due 01/01/36; total market value $14,643)	14,356	14,356
Morgan Stanley, 2.415%, dated 03/31/08 to be repurchased on 04/01/08, repurchase price $31,929 (collateralized by FNMA; 3.722%-7.150%, due 08/01/11-02/01/37; total market value $32,566)	31,927	31,927
UBS Warburg LLC, 2.465%, dated 03/31/08 repurchased on 04/01/08, repurchase price $13,233 (collateralized by U.S. Government Agencies; 4.000%-4.500%, due 09/15/18-12/15/23; total market value $13,499)	13,232	13,232

Total Repurchase Agreements		373,187

Money Market Funds (7.2%)
Dreyfus Cash Management	250,000,000	250,000
Federated Prime Cash Obligations Fund	250,000,000	250,000
Federated Prime Value Obligations Fund	250,000,000	250,000

Total Money Market Funds		750,000

Time Deposits (4.1%)
BNP Paribas, 3.000%(a)	225,335	225,335
Calyon, 3.000%(a)	199,392	199,392

Total Time Deposits		424,727

Total Investments (Cost $10,402,465)(f) — 100.4%		10,402,465
Liabilities in excess of other assets — (0.4)%		(40,207)

Net Assets — 100.0%		$10,362,258

(a)	Variable or Floating Rate Security. Rate disclosed is as of March 31, 2008.

(b)	Rate represents the effective yield at purchase.

(c)	Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Fund’s adviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees. These securities represent 34.6% of net assets as of March 31, 2008.

(d)	Perpetual maturity.

(e)	Affiliate Investment. The Fund’s adviser has deemed this security to be illiquid based upon procedures approved by the Board of Trustees.

(f)	Aggregate cost for federal income tax and financial reporting purposes is the same.

DN	— Discount Note

FHLB	— Federal Home Loan Bank

FNMA	— Federal National Mortgage Association

MTN	— Medium Term Note

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2008  (Amounts in thousands, except Shares)
Tax-Exempt Money Market Fund

	Shares or
	Principal
	Amount($)	Value($)
Municipal Bonds (94.1%)
Alabama (1.3%)
Daphne-Villa Mercy Special Care Facilities Financing Authority, RB, 2.000%, 12/01/27, LOC: Amsouth Bank(a)	1,060	1,060
Lehman Municipal Trust Receipts, Various States, Alabama Housing Finance Authority, Ser 06-K77, RB, 2.250%, 04/01/38, Callable 10/01/15 @ 100, GNMA/FNMA/FHLMC(a)(b)	11,685	11,685
Lower Alabama Gas, District Gas Supply, Class A, RB, 2.260%, 11/01/09, LOC: Societe Generale(a)(b)	4,820	4,820
Marion Educational Building Authority, Judson College Project, RB, 2.200%, 01/01/33, LOC: SouthTrust Bank N.A.(a)	6,105	6,105
Stevenson Industrial Development Board, Environmental Improvement Revenue, Mead Corp. Project, RB, 1.930%, 11/01/16, LOC: JP Morgan Chase Bank(a)	5,000	5,000

		28,670

Alaska (0.8%)
Alaska State Housing Finance Corp., Governmental Purpose, University of Alaska, Ser A, RB, 1.850%, 12/01/27, LOC: GO of Corp.(a)	18,100	18,100

Arizona (0.3%)
Salt River Project Agricultural Improvement & Power District Electric System, Ser C, RB, 6.500%, 01/01/09	6,000	6,212

California (2.4%)
California Statewide Communities Development Authority Multifamily, Housing Mariners Pointe, Ser A, RB, 1.940%, 02/15/36, FNMA(a)	6,500	6,500
Desert Community College District, Ser 2171, GO, 2.180%, 08/01/27, Callable 08/01/17 @ 100, FSA(a)(b)	5,435	5,435
Los Angeles Regional Airports Improvement Corp., Sublease L.A. International, RB, 1.200%, 12/01/25, LOC: Societe Generale(a)	5,000	5,000
Putable Floating Option, Tax-Exempt Receipts, Ser PPT-4030, 2.200%, 08/01/32, FSA(a)(b)	19,940	19,940
San Mateo County Community College District, GO, 2.220%, 09/01/38, Callable 09/01/16 @ 100, LOC: Citibank N.A.(a)(b)	15,000	15,000

		51,875

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2008  (Amounts in thousands, except Shares)
Tax-Exempt Money Market Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Colorado (2.4%)
Colorado Educational & Cultural Facilities Authority, National Jewish BD Program, RB, 1.300%, 09/01/35, LOC: U.S. Bank N.A.(a)	28,700	28,700
Colorado Housing & Finance Authority, Multifamily Winridge Apartments, RB, 2.090%, 02/15/28, FNMA(a)	7,800	7,800
Colorado Housing & Finance Authority, St. Moritz Project, Ser H, RB, 2.000%, 10/15/16, FNMA(a)	6,115	6,115
Lehman Municipal Trust Receipts, Various States, GO, 2.250%, 10/01/22, LOC: Lehman Liquidity Co.(a)(b)	10,360	10,360

		52,975

Connecticut (0.5%)
Connecticut State Health & Educational Facilities Authority, Hoffman Summerwood Community, Ser B, RB, 1.830%, 07/01/37, LOC: TD BankNorth N.A.(a)	10,295	10,295

Delaware (0.1%)
Kent County Student Housing, Delaware State University Student Housing Foundation, Ser B, RB, 2.100%, 07/01/36, LOC: Wachovia Bank N.A.(a)	1,850	1,850

District of Columbia (1.4%)
District of Columbia, Center for Strategic & International Studies, Inc., RB, 2.140%, 03/01/38, LOC: PNC Bank N.A.(a)	6,730	6,730
District of Columbia, The Pew Charitable Trusts, Ser A, RB, 2.170%, 04/01/38, LOC: PNB Bank N.A.(a)	16,000	16,000
District of Columbia, The Phillips Collection Issue, RB, 2.100%, 08/01/33, LOC: Bank of America N.A.(a)	4,700	4,700
District of Columbia, Thurgood Marshall Center Trust, RB, 2.280%, 11/01/27, LOC: Branch Banking & Trust Co.(a)	3,095	3,095

		30,525

Florida (6.3%)
Dade County Industrial Development Authority, Dolphins Stadium Project, Ser C, RB, 1.940%, 01/01/16, LOC: Societe Generale(a)	5,100	5,100
De Soto County Industrial Development, Tremron Project, RB, 2.380%, 11/01/15, LOC: Branch Banking & Trust Co.(a)	3,200	3,200
Florida Housing Finance Corp., Multifamily, Cypress Lake Apartment, RB, 2.090%, 11/01/32, FHLMC(a)	3,340	3,340

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2008  (Amounts in thousands, except Shares)
Tax-Exempt Money Market Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Florida—continued

Florida Local Government Finance Commission, Ser A, 2.050%, 06/09/08	5,400	5,400
Florida State Board of Education, GO, 2.240%, 06/01/35, Callable 06/01/17 @ 101, LOC: Citibank N.A.(a)(b)	24,800	24,800
Gainesville Florida Utilities System, Ser C, RB, 5.000%, 10/01/08	3,000	3,031
Hillsborough County Industrial Development Authority, Independent Day School Project, RB, 2.150%, 09/01/26, LOC: Bank of America N.A.(a)	1,800	1,800
Manatee County, St. Stephens Upper School Project, RB, 2.100%, 11/01/25, LOC: Bank of America N.A.(a)	3,000	3,000
Miami-Dade County Industrial Development Authority, Gulliver Schools Project, RB, 2.120%, 09/01/29, LOC: Bank of America N.A.(a)	6,750	6,750
North Miami Health Care Facilities Revenue, Imperial Club Project, Ser A, RB, 6.750%, 01/01/33, Prerefunded 01/01/09 @ 103	16,800	17,861
Orlando Utilities Commission, Water & Sewer, Ser PT-2285, RB, 2.230%, 04/01/12, LOC: Dexia Credit Local(a)(b)	9,210	9,210
Palm Beach County, Caron Foundation of Florida, Inc. Project, RB, 2.150%, 01/01/28, LOC: Wachovia Bank N.A.(a)	9,500	9,500
Santa Rosa County Health Facilities Authority, Baptist Hospital, Inc. Project, RB, 2.100%, 10/01/21, LOC: Bank of America N.A.(a)	7,000	7,000
Sarasota County Health Facility Authority, Bay Village Project, RB, 2.120%, 12/01/23, LOC: Bank of America N.A.(a)	3,900	3,900
Sunshine State Governmental Financing Commission, Ser H, 2.200%, 06/05/08	15,000	15,000
USF Financing Corp., COP, RB, 2.000%, 07/01/37, LOC: Wachovia Bank N.A.(a)	18,000	18,000

		136,892

Georgia (3.3%)
Dekalb, Newton & Gwinnett Counties Joint Development Authority, GGC Real Estate Package I LLC, RB, 2.150%, 06/01/32, LOC: Wachovia Bank N.A.(a)	7,115	7,115

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2008  (Amounts in thousands, except Shares)
Tax-Exempt Money Market Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Georgia—continued

Dekalb, Newton & Gwinnett Counties Joint Development Authority, GPC Real Estate Student I, RB, 2.150%, 06/01/35, LOC: Wachovia Bank N.A.(a)	6,200	6,200
Fulton County Development Authority, Kings Ridge Christian School, RB, 2.280%, 05/01/26, LOC: Branch Banking & Trust Co.(a)	3,000	3,000
Georgia State Finance & Investment Commission, GO, 2.240%, 07/01/15, LOC: Citibank N.A.(a)(b)	6,350	6,350
Georgia State Finance & Investment Commission, Ser F, GO, 6.500%, 12/01/08	4,395	4,489
Northwestern Gwinnet County Facilities Corp. I, COP, RB, 2.250%, 06/15/29, LOC: Dexia Credit Local(a)(b)	2,790	2,790
Private Colleges & Universities Authority, Emory University, Ser B-1, RB, 1.950%, 09/01/35(a)	37,570	37,570
Toombs County Hospital Authority, Meadows Regional Medical Center Project, RB, 2.280%, 12/01/17, LOC: Branch Banking & Trust Co.(a)	4,000	4,000

		71,514

Hawaii (0.2%)
Honolulu City & County, Ser A, GO, 7.350%, 07/01/08	4,500	4,543

Illinois (6.3%)
Chicago O’Hare International Airport, General Airport 2nd Lien, Ser B, RB, 1.700%, 01/01/15, LOC: Societe Generale(a)	7,400	7,400
Chicago, Ser A, GO, 5.000%, 01/01/20, Prerefunded 01/01/09 @ 101, FGIC	7,220	7,407
Illinois Development Finance Authority, RB, 2.250%, 07/15/23, LOC: Citigroup Financial Products(a)(b)	13,930	13,930
Illinois Educational Facilities Authority, Chicago Children’s Museum Project, RB, 3.500%, 02/01/28, LOC: JP Morgan Chase Bank(a)	1,600	1,600
Illinois Educational Facilities Authority, Museum of Science & Industry Project, RB, 2.250%, 11/01/15, LOC: Northern Trust Co.(a)	3,600	3,600
Illinois Educational Facilities Authority, RB, 2.100%, 07/01/29, LOC: Bank of America(a)	11,500	11,500
Illinois Finance Authority, Alexian Brothers Health Project, RB, 1.950%, 04/01/35, LOC: JP Morgan Chase Bank(a)	37,600	37,600

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2008  (Amounts in thousands, except Shares)
Tax-Exempt Money Market Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Illinois—continued

Illinois Finance Authority, Resurrection Health, Ser C, RB, 2.070%, 05/15/35, LOC: Lasalle Bank N.A.(a)	32,875	32,875
Illinois Finance Authority, Ser B, RB, 1.320%, 05/15/35, LOC: JP Morgan Chase Bank(a)	5,000	5,000
Illinois Health Facilities Authority, Ser 2016, RB, 2.310%, 07/01/29, Callable 07/01/12 @ 100, LOC: Morgan Stanley Dean Witter(a)(b)	2,500	2,500
Illinois State, Merlots Project, Ser B04, GO, 2.300%, 12/01/24, Callable 01/01/12 @ 100, FSA(a)(b)	7,205	7,205
Jackson-Union Counties Regional Port District, Port Facilities, Enron Transportation Services, RB, 2.000%, 04/01/24, LOC: Wachovia Bank N.A.(a)	5,225	5,225

		135,842

Indiana (2.2%)
Indiana Development Finance Authority, Christel House Project, RB, 2.250%, 02/01/23, LOC: Fifth Third Bank(a)	5,680	5,680
Indiana Development Finance Authority, Indiana Historical Society Project, RB, 2.150%, 08/01/31, LOC: JP Morgan Chase Bank(a)(b)	1,200	1,200
Indiana Development Finance Authority, Indianapolis Museum of Art, RB, 2.150%, 02/01/37, LOC: JP Morgan Chase Bank(a)	20,300	20,300
Marion Economic Development, Wesleyan University Project, RB, 2.100%, 06/01/36, LOC: Bank of America N.A.(a)	10,000	10,000
Purdue University, Ser PT-3817, RB, 2.230%, 07/01/29, LOC: Dexia Credit Local(a)(b)	9,960	9,960

		47,140

Iowa (0.2%)
Iowa Higher Education Loan Authority, Private College-Graceland Project, RB, 2.150%, 02/01/33, LOC: Bank of America N.A.(a)	3,400	3,400

Kansas (0.2%)
Kansas State Department of Transportation Highway, RB, 2.240%, 09/01/17, LOC: Citibank N.A.(a)(b)	5,000	5,000

Kentucky (2.1%)
Campbell County Industrial Building, Hospital Imaging Co., Inc. Project, RB, 2.270%, 04/01/20, LOC: Fifth Third Bank(a)	2,560	2,560

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2008  (Amounts in thousands, except Shares)
Tax-Exempt Money Market Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Kentucky—continued

Christian County Association of County Leasing Trust Lease Program, Ser A, RB, 1.300%, 04/01/37, LOC: U.S. Bank N.A.(a)	24,190	24,190
Kentucky Public Energy Authority, Gas Supply, Ser A, RB, 1.180%, 08/01/16, LOC: Societe Generale(a)	19,800	19,800

		46,550

Louisiana (0.5%)
Louisiana Public Facilities Authority, Multifamily Housing Riverview, RB, 2.090%, 04/01/36, FHLMC(a)	10,900	10,900

Maryland (2.8%)
Maryland Health & Higher Educational Facilities Authority, Ser B, 1.150%, 04/02/08	25,945	25,945
Maryland State Department of Transportation, Consolidated Transportation, Ser D56, RB, 2.250%, 02/15/23, Callable 02/15/18 @ 100, LOC: Wachovia Bank N.A.(a)(b)	10,165	10,165
Maryland State Economic Development Corp., YMCA of Central Maryland, Inc. Project, RB, 2.280%, 04/01/28, LOC: Branch Banking & Trust Co.(a)	3,700	3,700
Maryland State Health & Higher Education Facilities Authority, Mercy Medical Center, RB, 1.880%, 07/01/35, LOC: Bank of America N.A.(a)	20,000	20,000

		59,810

Massachusetts (1.4%)
Massachusetts School Building Authority, 2.650%, 07/01/08, LOC: Bank of Nova Scotia	25,315	25,315
Massachusetts State Development Finance Agency, Smith College, RB, 2.100%, 07/01/37, LOC: Morgan Stanley Dean Witter(a)	5,560	5,560

		30,875

Michigan (1.7%)
Detroit City School District, Ser 1311, GO, 2.290%, 05/01/13, FSA(a)(b)	11,625	11,625
Michigan State Building Authority, 2.250%, 05/22/08, LOC: Bank of New York	26,065	26,065

		37,690

Minnesota (1.5%)
Minneapolis Minnesota Housing Development, Symphony Place Project, RB, 2.090%, 12/01/14, FHLMC(a)	9,010	9,010
Rochester Minnesota Health Care, 1.000%, 08/14/08, LOC: Rabobank	10,000	10,000
University of Minnesota, 1.250%, 04/02/08	12,500	12,500

		31,510

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2008  (Amounts in thousands, except Shares)
Tax-Exempt Money Market Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Mississippi (0.9%)
Mississippi Hospital Equipment & Facilities Authority, North Mississippi Health Services, Ser 1, RB, 2.050%, 05/15/30, LOC: Citibank N.A.(a)	20,400	20,400

Missouri (0.9%)
Missouri Development Finance Board, Ser 06-A, 1.750%, 04/29/08, LOC: U.S. Bank N.A.	10,814	10,814
Missouri Development Finance Board, Ser 06-A, 1.750%, 04/29/08, LOC: U.S. Bank N.A.	8,497	8,497

		19,311

Nebraska (0.9%)
Central Plains Energy Project, Gas Project, Ser 1791, RB, 2.210%, 12/01/26, LOC: Morgan Stanley Dean Witter(a)(b)	18,500	18,500

Nevada (4.4%)
Clark County Nevada School District, Ser A, GO, 5.000%, 06/15/08	5,485	5,505
Las Vegas C&V Authority, 1.000%, 04/03/08	18,500	18,500
Las Vegas Valley Water, 2.300%, 04/02/08, LOC: BNP Paribas	30,000	30,000
Las Vegas Valley Water, 1.000%, 04/03/08	23,000	23,000
Las Vegas, Ser C, GO, 1.000%, 06/01/36, LOC: Lloyds TSB Bank PLC(a)	1,550	1,550
Washoe County, Ser PT-3452, RB, 2.340%, 12/01/35, LOC: Dexia Credit Local(a)(b)	16,000	16,000

		94,555

New Jersey (0.5%)
New Jersey State Turnpike Authority, Ser PT-2843, RB, 2.210%, 01/01/30, FSA(a)(b)	10,480	10,480

New York (1.8%)
Metropolitan Transportation Authority, Ser G, RB, 1.010%, 11/01/26, LOC: BNP Paribas(a)	14,900	14,900
New York City Transitional Finance Authority, Ser 3, Subser 3C, RB, 1.800%, 11/01/22, LOC: Dexia Credit Local(a)	905	905
New York State Housing Finance Agency, Barclay Street, Ser A, RB, 2.020%, 11/15/37, FNMA(a)	10,000	10,000
New York, SubSer D3, GO, 1.750%, 12/01/32, LOC: Calyon Bank(a)	13,700	13,700

		39,505

North Carolina (4.9%)
Charlotte-Mecklenburg Hospital Authority Health Care System, Ser D, RB, 2.100%, 01/15/43, FSA(a)	20,000	20,000
Forsyth County, Communications System Project, COP, 2.280%, 10/01/12, LOC: Wachovia Bank N.A.(a)	6,425	6,425

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2008  (Amounts in thousands, except Shares)
Tax-Exempt Money Market Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
North Carolina—continued

Guilford County Industrial Facilities & Pollution Control Financing, YMCA of Greensboro, Inc. Project, RB, 2.280%, 02/01/23, LOC: Branch Banking & Trust Co.(a)	4,000	4,000
North Carolina Capital Facilities Finance Agency, Educational Facilities, High Point University Project, RB, 2.280%, 12/01/29, LOC: Branch Banking & Trust Co.(a)	6,100	6,100
North Carolina Capital Facilities Finance Agency, Educational Facilities, Mars Hill College, RB, 2.100%, 01/15/28, LOC: Wachovia Bank N.A.(a)	5,100	5,100
North Carolina Capital Facilities Finance Agency, St. Mary’s School, RB, 2.100%, 09/01/27, LOC: Wachovia Bank N.A.(a)	8,000	8,000
North Carolina Educational Facilities Finance Agency, Davidson College, Ser B, RB, 2.130%, 12/01/20(a)	4,820	4,820
North Carolina Medical Care Commission, Health Care Facilities, Friends Homes Project, RB, 2.100%, 09/01/33, LOC: Bank of America N.A.(a)	6,475	6,475
North Carolina Medical Care Commission, Health Care Facilities, Lutheran Services for the Aging Project, RB, 2.250%, 03/01/28, LOC: Branch Banking & Trust Co.(a)	15,665	15,665
North Carolina Medical Care Commission, North Carolina Baptist Hospitals Project, Ser B, RB, 2.000%, 06/01/22, LOC: Wachovia Bank of North Carolina(a)	1,200	1,200
North Carolina Medical Care Commission, Westcare Health Systems Obligation, Ser A, RB, 2.280%, 09/01/22, LOC: Branch Banking & Trust Co.(a)	4,485	4,485
North Carolina State, GO, 5.000%, 05/01/08	5,000	5,009
North Carolina State, GO, 5.000%, 03/01/09	10,320	10,600
Wake County, Public Improvement, Ser C, GO, 2.070%, 04/01/19, LOC: Lloyds TSB Bank PLC(a)	7,585	7,585

		105,464

Ohio (2.8%)
Ohio State Higher Educational Facility Commission, Pooled Financing Project, RB, 3.600%, 09/01/18, LOC: Fifth Third Bank(a)	2,110	2,110

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2008  (Amounts in thousands, except Shares)
Tax-Exempt Money Market Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Ohio—continued

Ohio State Higher Educational Facility, Oberlin College Project, Ser A, RB, 1.800%, 10/01/29, LOC: JP Morgan Chase Bank(a)	13,360	13,360
Ohio State University, 1.240%, 04/02/08	13,965	13,965
Ohio State University, 0.950%, 04/03/08	12,000	12,000
Ohio State, Water Development Authority, 1.850%, 07/01/08	12,500	12,500
Rickenbacker Port Authority, YMCA of Central Ohio Project, RB, 2.250%, 05/01/22, LOC: Fifth Third Bank(a)	6,700	6,700

		60,635

Oregon (1.3%)
Klamath Falls Oregon Electric Revenue, RB, 5.750%, 01/01/13, Prerefunded 01/01/09 @ 102	28,000	29,031

Pennsylvania (5.2%)
Adams County Industrial Development Authority, Brethren Home Community Project, RB, 2.280%, 06/01/32, LOC: PNC Bank N.A.(a)	8,000	8,000
Beaver County Industrial Development Authority, Pollution Control, FirstEnergy Nuclear Generation Corp., Ser B, RB, 1.970%, 12/01/35, LOC: Wachovia Bank N.A.(a)	28,740	28,740
Delaware County Industrial Development Authority, Airport Facilities, United Parcel Service Project, RB, 1.070%, 12/01/15(a)	13,300	13,300
Doylestown Hospital Authority Revenue, Ser B, RB, 2.060%, 07/01/22, LOC: PNC Bank N.A.(a)	11,700	11,700
Montgomery County Industrial Development Authority, Philadelphia Presbyterian Homes, Inc., Ser A, RB, 2.100%, 07/01/35, LOC: Wachovia Bank N.A.(a)	14,740	14,740
Pennsylvania State Public School Building Authority, Merlots Project, Ser D53, RB, 2.300%, 06/01/26, Callable 12/01/16 @ 100, FSA(a)(b)	19,960	19,960
Philadelphia Authority for Industrial Development, Chemical Heritage Foundation Project, RB, 2.130%, 07/01/27, LOC: Wachovia Bank N.A.(a)	8,380	8,380
Philadelphia School District, Tax & Revenue Anticipation Notes, Ser A, GO, 4.500%, 06/27/08, LOC: Bank of America N.A.	7,000	7,013

		111,833

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2008  (Amounts in thousands, except Shares)
Tax-Exempt Money Market Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Rhode Island (1.2%)
Rhode Island State & Providence Plantations, Tax Anticipation Notes, GO, 3.750%, 06/30/08	25,000	25,047

South Carolina (3.5%)
Greenville County School District, Ser B, GO, 4.000%, 06/02/08, SCSDE	10,280	10,291
Greer Combined Utility System Revenue, Ser A 30, RB, 3.750%, 09/01/32, AMBAC(a)	19,500	19,500
South Carolina Educational Facilities Authority for Private Nonprofit Institutions, Claflin University, RB, 2.100%, 10/01/33, LOC: Bank of America N.A.(a)	4,940	4,940
South Carolina Educational Facilities Authority, Charleston Southern University Project, RB, 2.100%, 04/01/28, LOC: Bank of America N.A.(a)	5,255	5,255
South Carolina Educational Facilities Authority, Newberry College Project, RB, 2.280%, 09/01/35, LOC: Branch Banking & Trust Co.(a)	9,300	9,300
South Carolina Jobs-Economic Development Authority, USC Development Foundation Project, RB, 2.280%, 12/01/10, LOC: Branch Banking & Trust Co.(a)	6,000	6,000
South Carolina Jobs-Economic Development Authority, YMCA of Beaufort County Project, RB, 2.280%, 12/01/24, LOC: Branch Banking & Trust Co.(a)	3,170	3,170
South Carolina State, Capital Improvement, Ser A, GO, 5.000%, 01/01/09	5,000	5,076
South Carolina State, GO, 2.240%, 01/01/12, LOC: State Aid Withholding(a)(b)	8,000	8,000
University of South Carolina Development Foundation, RB, 2.280%, 12/01/10, LOC: Branch Banking & Trust Co.(a)	4,000	4,000

		75,532

Tennessee (8.3%)
BB&T Municipal Trust, Various States, Ser 2059, RB, 2.270%, 04/01/42, Callable 04/01/17 @ 100, FSA(a)(b)	15,940	15,940
Bristol Health & Educational Facilities Board, King College Project, RB, 2.100%, 05/01/21, LOC: Bank of America N.A.(a)	5,800	5,800
Chattanooga Industrial Development Board, Tennessee Aquarium Project, RB, 2.100%, 04/01/24, LOC: Bank of America N.A.(a)	4,950	4,950

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2008  (Amounts in thousands, except Shares)
Tax-Exempt Money Market Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Tennessee—continued

Clarksville Public Building Authority, RB, 2.100%, 10/01/25, LOC: Bank of America N.A.(a)	17,160	17,160
Johnson City Health & Educational Facilities Board Hospital, Ser A, RB, 1.830%, 07/01/38, LOC: Regions Bank(a)	40,000	40,000
Loudon Industrial Development Board, Pollution Control, A.E. Staley Manufacturing Co. Project, RB, 2.130%, 06/01/23, LOC: Wachovia Bank N.A.(a)(b)	8,100	8,100
Metropolitan Government of Nashville & Davidson County, Ser A, 2.850%, 04/03/08	10,000	10,000
Metropolitan Government, Nashville & Davidson County Health & Educational Facilities Board, Nashville Christian School Project, RB, 2.200%, 09/01/23, LOC: SouthTrust Bank N.A.(a)	1,355	1,355
Metropolitan Government, Nashville & Davidson County Health & Educational Facilities Board, Timberlake Project, RB, 2.050%, 08/15/32, FNMA(a)	8,050	8,050
Shelby County Health Educational & Housing Facilities Board, Multifamily Housing, Providence Plantations Apartments Project, RB, 2.090%, 12/15/42, FNMA(a)	9,945	9,945
Tennessee Energy Acquisition Corp., Gas, RB, 2.240%, 09/01/22, LOC: Citibank N.A.(a)(b)	6,235	6,235
Tennessee State, 0.900%, 06/03/08	4,886	4,886
Vanderbilt University, Ser A, 2.250%, 04/01/08	15,660	15,660
Vanderbilt University, Ser A, 1.900%, 06/04/08	30,850	30,850

		178,931

Texas (12.7%)
Alamo Heights Higher Educational Facilities Corp., Higher Educational, University Incarnate, Ser A, RB, 2.100%, 04/01/19, LOC: JP Morgan Chase Bank(a)	10,675	10,675
Alvin Independent School District, Merlots Project, Ser D52, GO, 2.300%, 02/15/26, PSF-GTD(a)(b)	10,070	10,070
Bell County Health Facility Development Corp., Buckner Retirement Services, Inc., RB, 5.250%, 11/15/28, Prerefunded 11/15/08 @ 101	2,290	2,344

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2008  (Amounts in thousands, except Shares)
Tax-Exempt Money Market Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Texas—continued

Brazos Harbor Industrial Development Corp., Port Facilities, American Rice, Inc. Project, Ser A, RB, 2.200%, 12/01/25, LOC: HSBC Bank USA N.A.(a)	13,300	13,300
Dallas, GO, 5.000%, 02/15/09	2,945	3,028
Gulf Coast Waste Disposal Authority, Pollution Control, RB, 0.900%, 10/01/17(a)	38,625	38,625
Harris County, 1.850%, 07/10/08, LOC: Dexia Bank	8,000	8,000
Harris County Health Facilities Development Corp., Methodist Hospital, Ser A, RB, 2.070%, 12/01/32(a)	40,000	40,000
Harris County Texas, 2.050%, 06/09/08	10,900	10,900
Houston Higher Education Finance Corp., Rice University Project, Ser B, RB, 1.950%, 11/15/29, LOC: JP Morgan Chase Bank(a)	18,055	18,055
Lehman Municipal Trust Receipts, Dallas Independent School District, Ser 06-P86, GO, 2.330%, 08/15/29, Callable 08/15/14 @ 100, PSF-GTD(a)(b)	4,905	4,905
Lower Colorado River Authority, Merlots Project, Ser ZZZ, RB, 2.300%, 01/01/28, FSA(a)(b)	3,500	3,500
Lower Colorado River Authority, Ser RR, RB, 2.300%, 01/01/28, FSA(a)(b)	2,500	2,500
Midlothian Industrial Development Corp., Pollution Control, Box-Crow Cement Co., RB, 2.000%, 12/01/09, LOC: UBS AG(a)	10,000	10,000
North Texas Tollway Authority, RB, 4.125%, 11/19/08, Callable 04/24/08 @ 100	40,000	40,000
Texas Municipal Gas Acquisition & Supply Corp. II, Gas Supply, RB, 2.310%, 09/15/27, LOC: Dexia Credit Local(a)(b)	48,000	48,000
United Independent School District, Ser D-53, GO, 2.300%, 08/15/26, Callable 08/15/15 @ 100, PSF-GTD(a)(b)	10,725	10,725

		274,627

Virginia (4.0%)
Chesapeake Bay Bridge & Tunnel District, Ser A, RB, 2.280%, 05/28/21, LOC: Branch Banking & Trust Co.(a)	6,700	6,700
Fairfax County Economic Development Authority, Public Broadcasting Services Project, RB, 2.050%, 07/01/40, LOC: Bank of America N.A.(a)	7,500	7,500
Henrico County Economic Development Authority, Residential Care Facility, Westminister Canterbury, RB, 2.280%, 10/01/37, LOC: Branch Banking & Trust Co.(a)	1,000	1,000

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2008  (Amounts in thousands, except Shares)
Tax-Exempt Money Market Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Virginia—continued

Henrico County Economic Development Authority, Residential Care Facility, Westminister Centerbury, Ser B, RB, 2.100%, 10/01/35, LOC: Branch Banking & Trust Co.(a)	7,670	7,670
Lexington Industrial Development Authority, Educational Facilities, Virginia Military Institute Development Board, Inc. Project, 1.200%, 12/01/36, LOC: Wachovia Bank N.A.(a)	4,460	4,460
Louisa County Industrial Development Authority, University of Virginia Health Services Foundation Project, RB, 2.250%, 10/01/30, LOC: First Union National Bank(a)	3,000	3,000
Virginia Beach Development Authority, Wesleyan College Project, RB, 2.100%, 07/01/33, LOC: Bank of America N.A.(a)	14,570	14,570
Virginia Commonwealth University Health System Authority, Ser A, RB, 1.180%, 07/01/37, LOC: Branch Banking & Trust Co.(a)	22,500	22,500
Virginia Commonwealth University Health System Authority, Ser B, RB, 1.200%, 07/01/37, LOC: Branch Banking & Trust Co.(a)	14,250	14,250
Virginia Small Business Financing Authority, Children’s Hospital of Kings, RB, 2.080%, 01/01/36, LOC: Wachovia Bank N.A.(a)	4,155	4,155

		85,805

Washington (1.9%)
King County School District No. 412 Shoreline, Ser D58, GO, 2.300%, 12/01/23, Callable 06/01/16 @ 100, FSA(a)(b)	12,175	12,175
Seattle Certificates, Ser 348, GO, 2.210%, 12/15/28, Callable 12/15/08 @ 100, LOC: Morgan Stanley Dean Witter(a)(b)	4,495	4,495
Seattle Municipal Light & Power, RB, 1.800%, 11/01/15, LOC: JP Morgan Chase Bank(a)	4,600	4,600
Seattle Municipal Light & Power, Ser A, RB, 1.800%, 05/01/16, LOC: JP Morgan Chase Bank(a)	3,000	3,000
Snohomish County Housing Authority, Autumn Chase Apartments Project, RB, 2.100%, 07/01/36, LOC: Bank of America N.A.(a)	4,715	4,715

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2008  (Amounts in thousands, except Shares)
Tax-Exempt Money Market Fund — concluded

	Shares or
	Principal
	Amount($)	Value($)
Washington—continued

Washington Public Power Supply System, Nuclear Power Project No. 1, Ser 1A-1, RB, 2.000%, 07/01/17, LOC: Bank of America N.A.(a)	3,150	3,150
Washington State Housing Finance Commission, Nonprofit Housing, Rockwood Retirement Program, RB, 1.140%, 01/01/30, LOC: Wells Fargo Bank N.A.(a)	9,000	9,000

		41,135

Other (1.0%)
Eagle Tax-Exempt Trust, Ser 991301, GO, 2.280%, 06/01/25, FSA(a)(b)	9,900	9,900
Lehman Municipal Trust Receipts, Ser 06-P60, RB, 2.050%, 01/01/25, Lehman Liquidity Co.(a)(b)	12,620	12,620

		22,520

Total Municipal Bonds		2,035,479

Money Market Funds (6.7%)
Dreyfus Municipal Money Market Fund, Inc.	25,000,000	25,000
Federated Tax-Free Obligations Fund	50,903,007	50,903
Fidelity Tax Free Fund	10,000,000	10,000
Goldman Sachs Financial Square Tax Free Money Market Fund	59,530,695	59,531

Total Money Market Funds		145,434

Total Investments (Cost $2,180,913)(c) — 100.8%		2,180,913
Liabilities in excess of other assets — (0.8)%		(17,008)

Net Assets — 100.0%		$2,163,905

(a)	Variable or Floating Rate Security. Rate disclosed is as of March 31, 2008.

(b)	Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Fund’s adviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees. These securities represent 18.20% of net assets as of March 31, 2008.

(c)	Aggregate cost for federal income tax and financial reporting purposes is the same.

AMBAC	— Security insured by American Municipal Bond Assurance Corporation

COP	— Certificate of Participation

FGIC	— Security insured by Financial Guaranty Insurance Company

FHLMC	— Security insured by Federal Home Loan Mortgage Corporation

FNMA	— Security insured by Federal National Mortgage Association

FSA	— Security insured by Financial Security Assurance

GNMA	— Security insured by Government National Mortgage Association

GO	— General Obligation

LOC	— Letter of Credit

PSF-GTD	— Permanent School Fund Guarantee Program

RB	— Revenue Bond

SCSDE	— Security insured by South Carolina School Discount Enhancement

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2008  (Amounts in thousands, except Shares)
U.S. Government Securities Money Market Fund

	Shares or
	Principal
	Amount($)	Value($)
U.S. Government Agencies (24.5%)
Farmer Mac (0.4%)
2.500%, 04/01/09, Callable 10/01/08 @ 100	10,000	10,000

Fannie Mae (5.0%)
2.609%, 04/18/08(a)	50,000	49,939
3.844%, 05/23/08(a)	15,000	14,918
2.633%, 06/13/08(a)	21,130	21,018
2.545%, 06/30/08(a)	21,000	20,868
3.250%, 08/15/08	5,000	4,977
5.125%, 09/02/08	5,720	5,752
3.495%, 12/26/08(a)	5,720	5,575

		123,047

Federal Farm Credit Bank (1.5%)
3.375%, 07/15/08	4,000	3,989
4.250%, 10/10/08	13,325	13,432
2.416%, 11/26/08(b)	17,500	17,500

		34,921

Federal Home Loan Bank (13.1%)
2.656%, 04/02/08(a)	56,435	56,431
2.656%, 04/04/08(a)	42,000	41,991
2.133%, 04/18/08(a)	9,052	9,043
4.400%, 04/23/08	13,200	13,200
4.380%, 04/28/08	25,000	25,012
2.725%, 05/07/08(a)	10,000	9,973
2.542%, 05/09/08(a)	31,000	30,917
2.739%, 05/14/08(a)	25,000	24,919
2.925%, 06/18/08(a)	9,750	9,689
4.500%, 08/08/08	18,520	18,532
3.875%, 08/22/08	5,600	5,589
2.650%, 09/17/08(b)	9,150	9,148
4.375%, 10/03/08	4,840	4,833
4.625%, 10/10/08	17,785	17,792
4.375%, 10/29/08	10,900	10,902
2.902%, 11/04/08(b)	14,700	14,700
4.500%, 11/19/08, Callable 05/19/08 @ 100	16,300	16,300

		318,971

Freddie Mac (4.5%)
2.458%, 04/25/08(a)	10,000	9,984
3.853%, 05/28/08(a)	20,000	19,880
2.182%, 06/13/08(a)	35,000	34,846
2.814%, 07/21/08(a)	9,750	9,667
2.680%, 02/13/09, Callable 08/13/08 @ 100	25,000	25,000
2.805%, 02/13/09, Callable 05/13/08 @ 100	12,500	12,500

		111,877

Total U.S. Government Agencies		598,816

Repurchase Agreements (70.7%)
ABN AMRO Bank N.V., 2.215%, dated 03/31/08 to be repurchased on 04/01/08, repurchase price $329,634 (collateralized by U.S. Government Agencies; 3.500%-7.125%, due 06/09/10-02/01/36; total market value $336,206)	329,614	329,614
Banc of America Securities, 2.315%, dated 03/31/08 to be repurchased on 04/01/08, repurchase price $155,496 (collateralized by FNMA; 5.000%, due 07/01/35; total market value $158,596)	155,486	155,486
BNP Paribas, 2.215%, dated 03/31/08 to be repurchased on 04/01/08, repurchase price $253,355 (collateralized by U.S. Government Agency; DN, due 01/08/09; total market value $258,406)	253,339	253,339

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2008  (Amounts in thousands, except Shares)
U.S. Government Securities Money Market Fund — concluded

	Shares or
	Principal
	Amount($)	Value($)
Repurchase Agreements—continued

Deutsche Bank, 2.465%, dated 03/31/08 to be repurchased on 04/01/08, repurchase price $143,837 (collateralized by U.S. Government Securities; 4.234%-7.000%, due 02/01/36-03/01/38; total market value $146,704)	143,827	143,827
HSBC Securities, Inc., 2.315%, dated 03/31/08 to be repurchased on 04/01/08, repurchase price $314,119 (collateralized by U.S. Government Agencies; 5.500%, due 12/01/37-01/01/38; total market value $320,382)	314,099	314,099
Lehman Brothers, Inc., 2.415%, dated 03/31/08 to be repurchased on 04/01/08, repurchase price $167,558 (collateralized by U.S. Government Agencies; DN, due 03/01/17-07/01/37; total market value $170,898)	167,547	167,547
Morgan Stanley, 2.415%, dated 03/31/08 to be repurchased on 04/01/08, repurchase price $212,803 (collateralized by U.S. Government Agencies; DN-9.000%, due 04/01/09-07/01/38; total market value $217,045)	212,788	212,788
UBS Warburg LLC, 2.465%, dated 03/31/08 to be repurchased on 04/01/08, repurchase price $148,995 (collateralized by U.S. Government Agencies; DN-8.500%, due 01/25/14-11/15/37; total market value $151,969)	148,985	148,985

Total Repurchase Agreements		1,725,685

Money Market Funds (4.9%)
Federated Government Obligations Money Market Fund(b)	60,000,000	60,000
Federated Government Obligations Tax-Managed Fund(b)	60,000,000	60,000

Total Money Market Funds		120,000

Total Investments (Cost $2,444,501)(c) — 100.1%		2,444,501
Liabilities in excess of other assets — (0.1)%		(2,557)

Net Assets — 100.0%		$2,441,944

(a)	Rate represents the effective yield at purchase.

(b)	Variable or Floating Rate Security. Rate disclosed is as of March 31, 2008.

(c)	Aggregate cost for federal income tax and financial reporting purposes is the same.

DN	— Discount Note

FNMA	— Federal National Mortgage Association

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2008  (Amounts in thousands, except Shares)
U.S. Treasury Money Market Fund

	Shares or
	Principal
	Amount($)	Value($)
U.S. Treasury Obligations (28.6%)
U.S. Treasury Bills (28.6%)
0.800%, 04/10/08(a)	37,602	37,595
1.211%, 04/15/08(a)	50,000	49,977
1.614%, 04/16/08(a)	115,000	114,920
1.461%, 04/17/08(a)	12,602	12,594
1.341%, 04/21/08(a)	57,664	57,621
1.281%, 04/24/08(a)	62,602	62,550
2.625%, 05/15/08	11,100	11,100
1.556%, 09/04/08(a)	5,775	5,736

Total U.S. Treasury Obligations		352,093

Repurchase Agreements (80.5%)
ABN AMRO Bank N.V., 1.350%, dated 03/31/08 to be repurchased on 04/01/08, repurchase price $66,794 (collateralized by U.S. Treasury Obligations; 6.000%-8.000%, due 11/15/21-02/15/26; total market value $68,128)	66,791	66,791
Bank of America Securities, 1.250%, dated 03/31/08 to be repurchased on 04/01/08, repurchase price $75,861 (collateralized by U.S. Treasury Obligations; 4.625%-4.750%, due 02/28/09-11/15/09; total market value $77,377)	75,859	75,859
BNP Paribas, 1.000%, dated 03/31/08 to be repurchased on 04/01/08, repurchase price $167,783 (collateralized by U.S. Treasury Obligations; 1.625%-2.500%, due 03/31/13-01/15/15; total market value $171,135)	167,778	167,778
Deutsche Bank AG, 1.400%, dated 03/31/08 to be repurchased on 04/01/08, repurchase price $1,025 (collateralized by U.S. Treasury Obligation; 4.250%, due 09/30/12; total market value $1,046)	1,025	1,025
Dresdner Bank AG, 1.050%, dated 03/31/08 to be repurchased on 04/01/08, repurchase price $124,712 (collateralized by U.S. Treasury Obligations; 1.750%-2.375%, due 03/31/10-01/01/18; total market value $125,329)	124,708	124,708
Greenwich Capital Markets, Inc., 1.400%, dated 03/31/08 to be repurchased on 04/01/08, repurchase price $241,155 (collateralized by U.S. Treasury Obligations; 2.500%, due 03/31/13; total market value $245,971)	241,146	241,146
HSBC Securities, Inc., 1.500%, dated 03/31/08 to be repurchased on 04/01/08, repurchase price $238,301 (collateralized by U.S. Treasury Obligations; 2.500%-5.125%, due 02/28/11-02/15/14; total market value $243,060)	238,291	238,291

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2008  (Amounts in thousands, except Shares)
U.S. Treasury Money Market Fund — concluded

	Shares or
	Principal
	Amount($)	Value($)
Repurchase Agreements—continued

Lehman Brothers, Inc., 1.000%, dated 03/31/08 to be repurchased on 04/01/08, repurchase price $1,226 (collateralized by U.S. Treasury Obligations; 6.250%, due 08/15/11; total market value $1,253)	1,226	1,226
Morgan Stanley, 1.450%, dated 03/31/08 to be repurchased on 04/01/08, repurchase price $36,959 (collateralized by U.S. Treasury Obligation; DN, due 08/05/11; total market value $37,697)	36,958	36,958
UBS Warburg LLC, 1.350%, dated 03/31/08 to be repurchased on 04/01/08, repurchase price $37,242 (collateralized by U.S. Treasury Obligations; 4.375%-7.875%, due 02/15/21-02/15/38; total market value $37,990)	37,241	37,241

Total Repurchase Agreements		991,023

Money Market Fund (0.4%)
Federated Treasury Obligations Fund	5,215,016	5,215

Total Money Market Fund		5,215

Total Investments (Cost $1,348,331)(b) — 109.5%		1,348,331
Liabilities in excess of other assets — (9.5)%		(116,537)

Net Assets — 100.0%		$1,231,794

(a)	Rate represents the effective yield at purchase.

(b)	Aggregate cost for federal income tax and financial reporting purposes is the same.

DN	— Discount Note

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2008  (Amounts in thousands, except Shares)
Virginia Tax-Free Money Market Fund

	Shares or
	Principal
	Amount($)	Value($)
Municipal Bonds (89.5%)
Virginia (89.0%)
Albemarle County Industrial Development Authority, University of Virginia Health Services Project, RB, 2.130%, 10/01/22, LOC: Wachovia Bank N.A.(a)	5,475	5,475
Alexandria Industrial Development Authority, American Red Cross Project, RB, 2.180%, 01/01/09, LOC: First Union National Bank(a)	590	590
Alexandria Industrial Development Authority, Association for Supervision & Currency Project, RB, 2.130%, 07/01/23, LOC: Wachovia National Bank N.A.(a)(b)	1,230	1,230
Alexandria Industrial Development Authority, Educational Facilities, Alexandria County Day School Project, RB, 2.170%, 06/01/25, LOC: First Union National Bank(a)	3,930	3,930
Alexandria Industrial Development Authority, Pooled Loan Program, Ser A, RB, 2.100%, 07/01/26, LOC: Bank of America N.A.(a)	3,000	3,000
Arlington County Industrial Development Authority, Multifamily Housing, Woodbury Park Apartments, Ser A, RB, 5.350%, 07/01/18, Prerefunded 07/01/08 @ 102	1,000	1,024
Arlington County Industrial Development Authority, Multifamily Housing, Woodbury Park Apartments, Ser A, RB, 5.450%, 01/01/29, Prerefunded 07/01/08 @ 102	1,300	1,332
Arlington County, Ballston Public Parking Project, RB, 2.100%, 08/01/17, LOC: Citibank N.A.(a)	6,150	6,150
Ashland Industrial Development Authority, Health & Community Services Facilities, YMCA Greater Richmond Project, Ser A, RB, 2.130%, 11/01/20, LOC: Wachovia Bank N.A.(a)(b)	8,040	8,040
Charlottesville Industrial Development Authority, Educational Facilities, University of Virginia Foundation Projects, Ser A, RB, 2.080%, 12/01/37, LOC: Wachovia Bank N.A.(a)	10,900	10,900
Charlottesville Industrial Development Authority, Educational Facilities, University of Virginia Foundation Projects, Ser B, RB, 2.050%, 12/01/37, LOC: Wachovia Bank N.A.(a)	2,700	2,700
Charlottesville Industrial Development Authority, Seminole, Ser A, RB, 2.300%, 12/01/13, Callable 05/05/08 @ 100, LOC: Branch Banking & Trust Co.(a)	3,220	3,220

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2008  (Amounts in thousands, except Shares)
Virginia Tax-Free Money Market Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Virginia—continued

Chesapeake, GO, 5.000%, 06/01/08	1,000	1,005
Chesterfield County Economic Development Authority, Bon Secours Health Systems, Ser C1, RB, 2.050%, 11/01/42, FSA(a)	13,100	13,100
Clarke County Industrial Development Authority, Educational Facilities, Powhatan School District Project, RB, 2.280%, 09/01/22, LOC: Branch Banking & Trust Co.(a)	1,335	1,335
Clarke County Industrial Development Authority, Hospital Facilities, Winchester Medical Center Project, RB, 2.050%, 01/01/30, FSA(a)	24,620	24,620
Fairfax County Economic Development Authority, Flint Hill School Project, RB, 2.100%, 09/01/21, LOC: First Union National Bank(a)(b)	4,205	4,205
Fairfax County Economic Development Authority, Public Broadcasting Services Project, RB, 2.050%, 07/01/40, LOC: Bank of America N.A.(a)	12,000	12,000
Fairfax County Economic Development Authority, RB, 5.000%, 05/15/08	1,990	1,994
Fairfax County Economic Development Authority, Smithsonian Institute, Ser A, RB, 1.800%, 12/01/33, LOC: Bank of America N.A.(a)	4,000	4,000
Fairfax County Economic Development Authority, Smithsonian Institute, Ser B, RB, 1.780%, 12/01/33, LOC: Bank of America N.A.(a)	7,020	7,020
Fairfax County Redevelopment & Housing Authority, Affordable Housing, Ser B, RB, BAN, 3.625%, 10/09/08, County Guaranteed	15,000	15,025
Fairfax County Water Authority, Municipal Trade Receipts Project, Ser SGB-40A, RB, 2.220%, 04/01/30, LOC: Societe Generale(a)(b)	7,850	7,850
Fairfax County, Public Improvement, Ser A, GO, 5.250%, 04/01/08, State Aid Withholding	6,200	6,200
Fairfax County, Public Improvement, Ser A, GO, 4.500%, 04/01/09, State Aid Withholding	11,730	12,058
Fairfax County, Ser A, GO, 5.000%, 06/01/08, State Aid Withholding	3,400	3,418
Fairfax County, Ser A, GO, 5.000%, 06/01/08, State Aid Withholding	2,300	2,306

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2008  (Amounts in thousands, except Shares)
Virginia Tax-Free Money Market Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Virginia—continued

Greene County Industrial Development Authority, Blue Ridge School Project, RB, 2.280%, 06/01/26, LOC: Branch Banking & Trust Co.(a)	5,360	5,360
Hampton Redevelopment & Housing Authority, Multifamily Housing, Shoreline Apartments Project, RB, 2.090%, 12/01/19, FHLMC(a)	250	250
Hanover County Industrial Development Authority, Residential Care Facility, Covenant Woods Project, RB, 2.280%, 07/01/29, LOC: Branch Banking & Trust Co.(a)(b)	16,100	16,100
Harrisonburg Redevelopment & Housing Authority, Multifamily Housing, Stoney Ridge/Dale Forest, RB, 1.920%, 08/01/32, FHLMC(a)	2,365	2,365
Henrico County Economic Development Authority, Exempt Facility, White Oak Limited Project, RB, AMT, 2.250%, 10/01/27, LOC: Citibank N.A.(a)	9,100	9,100
Henrico County Economic Development Authority, Residential Care Facility, Westminister Centerbury, Ser B, RB, 2.100%, 10/01/35, LOC: Branch Banking & Trust Co.(a)	7,000	7,000
Henrico County Economic Development Authority, Steward School Project, RB, 2.280%, 07/01/33, LOC: Branch Banking & Trust Co.(a)	2,400	2,400
James City & County Economic Development Authority, Industrial Development, Historic Jamestown Project, RB, 2.150%, 11/01/24, LOC: Wachovia Bank N.A.(a)	700	700
King George County Industrial Development Authority, Exempt Facility, Birchwood Power Partners, Ser B, RB, AMT, 1.250%, 12/01/24, LOC: Bank of Nova Scotia(a)	7,850	7,850
Loudoun County Industrial Development Authority, Day School Inc., RB, 2.090%, 03/01/38, LOC: PNC Bank N.A.(a)	5,850	5,850
Loudoun County Industrial Development Authority, Howard Hughes Medical Institute Project, Ser D, RB, 1.500%, 02/15/38(a)	19,400	19,400
Loudoun County Industrial Development Authority, Howard Hughes Medical Institute Project, Ser E, RB, 2.600%, 02/15/38(a)	13,415	13,415
Loudoun County Industrial Development Authority, Howard Hughes Medical Institute Project, Ser F, RB, 1.950%, 02/15/38(a)	4,400	4,400

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2008  (Amounts in thousands, except Shares)
Virginia Tax-Free Money Market Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Virginia—continued

Loudoun County Industrial Development Authority, Howard Hughes Medical Institution, Ser B, RB, 2.000%, 02/15/38(a)	14,780	14,780
Loudoun County Industrial Development Authority, Howard Hughes Medical Institution, Ser C, RB, 1.500%, 02/15/38(a)	11,085	11,085
Louisa County Industrial Development Authority, Pooled Financing Project, RB, 2.100%, 01/01/20, LOC: Bank of America N.A.(a)(b)	800	800
Lynchburg Industrial Development Authority, Aerofin Corp. Project, RB, AMT, 2.280%, 03/01/29, LOC: PNC Bank N.A.(a)	2,075	2,075
Lynchburg Industrial Development Authority, Educational Facilities, Randolph Macon Project, RB, 2.150%, 09/01/23, LOC: Wachovia Bank N.A.(a)	7,635	7,635
Newport News Industrial Development Authority, CNU Warwick LLC Student Housing Project, RB, 2.100%, 11/01/28, LOC: Bank of America N.A.(a)	8,970	8,970
Newport News Redevelopment & Housing Authority, Multifamily Housing, Springhouse Apartments Project, RB, 2.090%, 09/01/26, FHLMC(a)	2,260	2,260
Norfolk Redevelopment & Housing Authority, Student Housing I LLC Project, Ser E2F, RB, 2.100%, 07/01/34, LOC: Bank of America N.A.(a)	7,000	7,000
Peninsula Ports Authority, 1.300%, 04/02/08, LOC: Citibank N.A.	3,500	3,500
Peninsula Ports Authority, 2.250%, 04/02/08, LOC: Citibank N.A.	3,400	3,400
Peninsula Ports Authority, 1.030%, 04/03/08, LOC: Citibank N.A.	2,100	2,100
Peninsula Ports Authority Coal Terminal, Dominion Terminal Project, Ser C, RB, 1.200%, 07/01/16, LOC: Citibank N.A.(a)	2,260	2,260
Peninsula Ports Authority Coal Terminal, Dominion Terminal Project, Ser D, RB, 1.250%, 07/01/16, LOC: U.S. Bank N.A.(a)	3,200	3,200
Peninsula Ports Authority, Riverside Health Systems Project, RB, 2.130%, 07/01/37(a)	18,000	18,000
Pocahontas Parkway Association, Toll Road, Ser A, RB, 5.250%, 08/15/09, Prerefunded 08/15/08 @ 102	6,000	6,141
Pocahontas Parkway Association, Toll Road, Ser A, RB, 5.500%, 08/15/28, Prerefunded 08/15/08 @ 102	6,750	6,952

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2008  (Amounts in thousands, except Shares)
Virginia Tax-Free Money Market Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Virginia—continued

Pulaski County Industrial Development Authority, Pulaski Furniture Corp. Project, RB, 2.100%, 08/01/19, LOC: Bank of America N.A.(a)(b)	7,425	7,425
Richmond Public Utility, ROCS RR III, Ser R-6094, RB, 2.270%, 01/15/27, Callable 01/15/17 @ 100, FSA(a)(b)	65	65
Richmond, GO, 4.000%, 06/25/08	20,000	20,033
Roanoke Industrial Development Authority, Carilion Health System, Ser C1 RB, 1.250%, 07/01/27, FSA(a)	1,895	1,895
Rockingham County Industrial Development Authority, Sunnyside Presbyterian Project, RB, 2.280%, 12/01/33, LOC: Branch Banking & Trust Co.(a)	10,495	10,495
Stafford County & Staunton, 2.650%, 04/01/08	24,640	24,640
Surry County Industrial Development Authority, Windsor Mill Project, RB, AMT, 2.310%, 02/01/32, LOC: Wells Fargo Bank N.A.(a)	1,050	1,050
Tazewell County Industrial Development Authority, Jennmar Corp. of Virginia Inc., RB, AMT, 2.280%, 02/01/17, LOC: PNC Bank N.A.(a)	5,400	5,400
University of Virginia, Ser A, RB, 2.050%, 06/01/34(a)	25,675	25,675
Virginia State Public School Authority, School Financing 1997, Ser D, RB, 5.000%, 08/01/08	5,500	5,540
Virginia Beach Development Authority, Ocean Ranch Project, RB, 2.280%, 07/01/17, LOC: Branch Banking & Trust Co.(a)(b)	1,715	1,715
Virginia Beach Development Authority, Public Facility, Ser A, RB, 4.750%, 05/01/08	2,220	2,223
Virginia Beach, GO, 5.400%, 07/15/08	2,000	2,010
Virginia Biotechnology Research Park Authority, United Network of Organ Sharing Project, RB, 2.130%, 04/01/27, LOC: Wachovia Bank N.A.(a)	6,230	6,230
Virginia College Building Authority, Educational Facilities, 21st Century College & Equipment, RB, 5.000%, 02/01/09	5,420	5,565
Virginia College Building Authority, Educational Facilities, 21st Century College & Equipment, RB, 5.000%, 02/01/09	3,005	3,081
Virginia College Building Authority, Educational Facilities, 21st Century College, Ser B, RB, 1.440%, 02/01/26, Callable 02/01/14 @ 100, LOC: Wachovia Bank N.A.(a)	11,930	11,930

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2008  (Amounts in thousands, except Shares)
Virginia Tax-Free Money Market Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Virginia—continued

Virginia College Building Authority, Educational Facilities, 21st Century College, Ser C, RB, 1.200%, 02/01/26, LOC: Wachovia Bank N.A.(a)	10,635	10,635
Virginia College Building Authority, Educational Facilities, Public Higher Education Financing Program, Ser A, RB, 5.000%, 09/01/08	3,135	3,157
Virginia Commonwealth Transportation Board, Ser II-R 10076, RB, 2.240%, 05/15/19, LOC: Citibank N.A.(a)(b)	11,085	11,085
Virginia Commonwealth Transportation Board, Ser SG 134, RB, 2.220%, 05/15/22, Callable 05/15/09 @ 101, LOC: Societe Generale(a)(b)	10,235	10,235
Virginia Commonwealth University Health System Authority, Ser A, RB, 1.180%, 07/01/37, LOC: Branch Banking & Trust Co.(a)	3,000	3,000
Virginia Commonwealth University Health System Authority, Ser B, RB, 1.200%, 07/01/37, LOC: Branch Banking & Trust Co.(a)	8,850	8,850
Virginia Commonwealth University Health System Authority, Ser C, RB, 1.420%, 07/01/37, LOC: Branch Banking & Trust Co.(a)	10,000	10,000
Virginia Housing Development Authority, Commonwealth Mortgage, Ser C07, RB, AMT, 2.300%, 07/01/17, Go of Auth(a)(b)	5,700	5,700
Virginia Housing Development Authority, Commonwealth Mortgage, Ser J, Subser J-1, RB, 4.300%, 07/01/08, MBIA	5,400	5,408
Virginia Small Business Financing Authority, Childrens Hospital of Kings, RB, 2.080%, 01/01/36, LOC: Wachovia Bank N.A.(a)	10,300	10,300
Virginia Small Business Financing Authority, Virginia Museum of Fine Arts Foundation, RB, 2.080%, 08/01/35, LOC: Wachovia National Bank N.A.(a)	3,250	3,250
Virginia State Public Building Authority, Public Facilities, Ser B, RB, 5.000%, 08/01/08	3,000	3,022
Virginia State Public Building Authority, Public Facilities, Ser D, RB, 2.000%, 08/01/25(a)	11,800	11,800
Virginia State Public School Authority, School Educational, Technology Notes, Ser IV, RB, 4.000%, 04/15/08	1,425	1,425

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2008  (Amounts in thousands, except Shares)
Virginia Tax-Free Money Market Fund — continued

	Shares or
	Principal
	Amount($)	Value($)
Virginia—continued

Virginia State Public School Authority, School Financing, 1997 Resolution Program, Ser B, RB, 4.000%, 08/01/08, State Aid Withholding	5,945	5,959
Virginia State Public School Authority, School Financing, 1997 Resolution Program, Ser C, RB, 5.000%, 08/01/08	5,150	5,177
Virginia State Public School Authority, School Financing, 1997 Resolution Program, Ser C, RB, 5.000%, 08/01/08	2,540	2,557
Virginia State Public School Authority, School Financing, Ser A, RB, 5.000%, 08/01/08, State Aid Withholding	1,435	1,441
Virginia State Public School Authority, School Financing, Ser A, RB, 5.250%, 08/01/08, State Aid Withholding	1,085	1,092
Virginia State Public School Authority, Ser A, RB, 5.500%, 08/01/08, State Aid Withholding	2,680	2,703
Virginia State Public School Authority, Ser C, RB, 5.000%, 08/01/08, State Aid Withholding	4,075	4,096
Virginia State Public School Authority, Ser II-R 4050, RB, 2.240%, 08/01/17, Callable 08/01/13 @ 100, State Aid Withholding(a)(b)	4,055	4,055
Virginia State Resource Authority, Clean Water, Sub-State Revolving Fund, RB, 5.000%, 10/01/08	5,000	5,041
Virginia State, Ser A, GO, 5.000%, 06/01/08	4,170	4,184
Virginia State, Ser A, GO, 5.000%, 06/01/08	1,000	1,005
Williamsburg Industrial Development Authority, Colonial Williamsburg Foundation, RB, 2.100%, 12/01/18, LOC: Bank of America N.A.(a)(b)	250	250
Williamsburg Industrial Development Authority, Colonial Williamsburg Project, RB, 2.090%, 10/01/35, LOC: First Union National Bank(a)	4,320	4,320
Winchester Industrial Development Authority, Residential Care Facilities, Westminster-Cantenbury, Ser B, RB, 2.280%, 01/01/35, LOC: Branch Banking & Trust Co.(a)	2,000	2,000

		634,794

Nevada (0.5%)
Director of the State of Nevada, Department of Business & Industry Pollution Control, Barrick Goldstrike Mines, RB, AMT, 2.300%, 06/01/29, LOC: Royal Bank of Canada(a)	3,500	3,500

Total Municipal Bonds		638,294

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
RIDGEWORTH FUNDS  March 31, 2008  (Amounts in thousands, except Shares)
Virginia Tax-Free Money Market Fund — concluded

	Shares or
	Principal
	Amount($)	Value($)
Money Market Funds (10.2%)
Federated Tax-Free Obligations Fund	29,165,840	29,166
Federated Virginia Municipal Cash Trust, Institutional Class	16,000,001	16,000
Goldman Sachs Financial Square Tax Free Money Market Fund	27,516,588	27,517

Total Money Market Funds		72,683

Total Investments (Cost $710,977)(c) — 99.7%		710,977
Other assets in excess of liabilities — 0.3%		2,202

Net Assets — 100.0%		$713,179

(a)	Variable or Floating Rate Security. Rate disclosed is as of March 31, 2008.

(b)	Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Fund’s adviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees. These securities represent 11.0% of net assets as of March 31, 2008.

(c)	Aggregate cost for federal income tax and financial reporting purposes is the same.

AMT	— Alternative Minimum Tax Paper

BAN	— Bond Anticipation Note

FHLMC	— Security insured by Federal Home Loan Mortgage Corporation

FSA	— Security insured by Financial Security Assurance

GO	— General Obligation

LOC	— Letter of Credit

MBIA	— Security insured by Municipal Bond Insurance Association

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES
RIDGEWORTH FUNDS  March 31, 2008  (Amounts in thousands)

		High				Investment
	Georgia	Grade			Investment	Grade
	Tax-Exempt	Municipal	High	Intermediate	Grade	Tax-Exempt	Limited
	Bond	Bond	Income	Bond	Bond	Bond	Duration
	Fund	Fund	Fund	Fund	Fund	Fund	Fund

Assets:
Total Investments, at Cost	$177,583	$187,751	$54,051	$1,143,186	$483,772	$564,594	$44,051

Investments, at Value*	$176,874	$188,572	$49,501	$1,063,085	$446,505	$569,707	$34,035
Investments in Affiliates, at Value and Cost	—	—	2,772	93,246	42,514	—	9,424

Total Investments	176,874	188,572	52,273	1,156,331	489,019	569,707	43,459

Interest and Dividends Receivable	2,469	2,048	1,153	9,913	3,924	6,303	102
Receivable for Capital Shares Issued	49	48	209	1,501	1,617	1,893	91
Receivable for Investment Securities Sold	800	484	5,015	6,786	3,657	41,177	—
Appreciated Credit Default Swap Agreements, at Value (Cost $—, $—, $3, $121, $109, $— and $—, respectively)	—	—	33	491	543	—	—
Appreciated Interest Rate Swap Agreements, at Value (Cost $—, $—, $—, $—, $—, $— and $—, respectively)	—	—	—	32	16	—	—
Unrealized Appreciation on Forward Foreign Currency Contracts	—	—	—	2,798	1,541	—	—
Foreign Currency, at Value (Cost $—, $—, $—, $—, $28, $— and $—, respectively)	—	—	—	—	28	—	—
Receivable from Adviser	3	—	1	—	—	—
Prepaid Expenses	2	10	2	4	4	10	4

Total Assets	180,197	191,162	58,686	1,177,856	500,349	619,090	43,656

Liabilities:
Income Distributions Payable	543	534	340	3,052	1,551	1,537	138
Payable for Investment Securities Purchased	852	9,041	4,295	82,632	30,331	53,906	—
Payable for Capital Shares Redeemed	20	—	27	164	102	192	—
Depreciated Credit Default Swap Agreements, at Value (Proceeds $—, $—, $—, $—, $—, $— and $—, respectively)	—	—	137	66	37	—	—
Depreciated Interest Rate Swap Agreements, at Value (Proceeds $—, $—, $—, $—, $—, $— and $—, respectively)	—	—	—	84	46	—	—
Unrealized Depreciation on Forward Foreign Currency Contracts	—	—	—	3,869	2,092	—	—
Payable for Collateral Received on Securities Loaned	—	—	1,853	274,033	58,662	—	—
Investment Advisory Fees Payable	83	84	26	167	170	235	4
Administration, Fund Accounting and Transfer Agency Fees Payable	—	1	2	8	5	5	1
Compliance Services Fees Payable	1	1	—	1	1	1	—
Distribution and Service Fees Payable	5	5	18	—	10	8	—
Custodian Fees Payable	1	1	2	6	6	3	2
Trustee Fees Payable	1	1	—	3	2	2	—
Other Fees Payable	11	8	6	44	20	26	2

Total Liabilities	1,517	9,676	6,706	364,129	93,035	55,915	147

Total Net Assets	$178,680	$181,486	$51,980	$813,727	$407,314	$563,175	$43,509

Net Assets Consist of:
Capital	$180,746	$181,253	$57,975	$796,928	$413,118	$554,653	$44,112
Accumulated Net Investment Income (Loss)	190	(7)	(45)	1,528	952	(154)	—
Accumulated Net Realized Gain (Loss) from Investments, Swaps and Foreign Currency Transactions	(1,547)	(581)	(4,065)	2,945	(11,819)	3,563	(11)
Net Unrealized Appreciation/Depreciation on Investments, Swaps and Foreign Currencies	(709)	821	(1,885)	12,326	5,063	5,113	(592)

Total Net Assets	$178,680	$181,486	$51,980	$813,727	$407,314	$563,175	$43,509

Net Assets:
I Shares	$169,453	$173,975	$30,587	$812,982	$385,110	$546,323	$43,509
A Shares	4,164	2,442	847	736	14,495	10,869	N/A
C Shares	5,063	5,069	20,546	9	7,709	5,983	N/A
Shares Outstanding (unlimited number of shares authorized, no par value):
I Shares	17,030	16,115	4,778	79,003	35,845	47,140	4,410
A Shares	418	226	132	72	1,349	937	N/A
C Shares	509	469	3,209	1	717	517	N/A
Net Asset Value and Redemption Price Per Share:(a)
I Shares	$9.95	$10.80	$6.40	$10.29	$10.74	$11.59	$9.87
A Shares	9.97	10.80	6.41	10.29	10.74	11.60	N/A
C Shares(b)	9.96	10.82	6.40	10.29	10.75	11.58	N/A
Offering Price per Share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
I Shares	$9.95	$10.80	$6.40	$10.29	$10.74	$11.59	$9.87
A Shares	10.47	11.34	6.73	10.80	11.28	12.18	N/A
C Shares	9.96	10.82	6.40	10.29	10.75	11.58	N/A
Maximum Sales Charge — A Shares	4.75%	4.75%	4.75%	4.75%	4.75%	4.75%	N/A

Amounts designated as “—” are $0 or have been rounded to $0.

*	Investments include securities on loan of $0, $0, $1,767, $264,853, $56,954, $0 and $0, respectively.

(a)	Per Share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

(b)	Redemption price per share varies based on length of time shares are held.

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES
RIDGEWORTH FUNDS  March 31, 2008  (Amounts in thousands)

				Seix
	Limited-Term		North	Floating			Short-Term
	Federal	Maryland	Carolina	Rate	Seix		U.S.
	Mortgage	Municipal	Tax-Exempt	High	High	Short-Term	Treasury
	Securities	Bond	Bond	Income	Yield	Bond	Securities
	Fund	Fund	Fund	Fund	Fund	Fund	Fund

Assets:
Total Investments, at Cost	$106,141	$43,452	$44,157	$617,923	$728,411	$422,805	$100,350

Investments, at Value*	$93,176	$43,731	$43,809	$544,398	$693,239	$411,970	$102,998
Investments in Affiliates, at Value and Cost	13,973	—	—	26,141	13,457	11,632	—

Total Investments	107,149	43,731	43,809	570,539	706,696	423,602	102,998

Cash	—	—	—	137	2	3	—
Segregated Cash at Broker for Futures Contracts	—	—	—	—	—	120	—
Interest and Dividends Receivable	409	466	659	3,227	14,476	2,654	544
Receivable for Capital Shares Issued	182	13	127	2,746	11,206	921	77
Receivable for Investment Securities Sold	10,842	—	2,087	58,402	23,174	163	7,243
Appreciated Credit Default Swap Agreements, at Value (Cost $—, $—, $—, $7, $1, $—, and $—, respectively)	—	—	—	28	290	342	—
Prepaid Expenses	2	1	—	25	14	12	11

Total Assets	118,584	44,211	46,682	635,104	755,858	427,817	110,873

Liabilities:
Income Distributions Payable	421	130	129	3,302	4,499	1,447	250
Payable for Investment Securities Purchased	18,974	—	2,723	66,754	10,763	7,051	8,265
Payable for Capital Shares Redeemed	8	—	—	203	220	277	4
Depreciated Credit Default Swap Agreements, at Value (Proceeds $—, $—, $—, $—, $—, $1 and $—, respectively)	—	—	—	108	359	683	—
Unrealized Depreciation on Unfunded Transactions	—	—	—	4,329	1,817	—	—
Unrealized Depreciation on Futures Contracts	—	—	—	—	—	20	—
Payable for Collateral Received on Securities Loaned	—	—	—	—	49,133	20,260	27,256
Investment Advisory Fees Payable	43	21	20	214	256	134	25
Administration, Fund Accounting and Transfer Agency Fees Payable	2	—	—	16	11	4	1
Compliance Services Fees Payable	1	—	—	9	2	1	—
Distribution and Service Fees Payable	10	5	—	2	8	4	8
Custodian Fees Payable	5	1	1	17	7	6	—
Trustee Fees Payable	1	—	—	13	4	3	—
Other Fees Payable	13	3	3	122	46	24	9

Total Liabilities	19,478	160	2,876	75,089	67,125	29,914	35,818

Total Net Assets	$99,106	$44,051	$43,806	$560,015	$688,733	$397,903	$75,055

Net Assets Consist of:
Capital	$118,654	$43,930	$44,960	$636,909	$779,701	$406,365	$74,591
Accumulated Net Investment Income (Loss)	130	(41)	(63)	(85)	(782)	26	(1)
Accumulated Net Realized Gain (Loss) from Investments, Swaps and Futures Transactions	(20,686)	(117)	(743)	(25,009)	(66,584)	(8,925)	(2,183)
Net Unrealized Appreciation/Depreciation on Investments, Swaps and Futures	1,008	279	(348)	(51,800)	(23,602)	437	2,648

Total Net Assets	$99,106	$44,051	$43,806	$560,015	$688,733	$397,903	$75,055

Net Assets:
I Shares	$85,638	$38,138	$43,046	$553,208	$663,081	$390,659	$62,416
A Shares	2,670	45	760	6,591	21,640	3,767	3,800
C Shares	10,798	5,868	N/A	216	4,012	3,477	8,839
Shares Outstanding (unlimited number of shares authorized, no par value):
I Shares	8,626	3,799	4,435	62,170	67,844	39,591	6,081
A Shares	269	5	78	740	2,265	381	371
C Shares	1,087	583	N/A	24	411	352	863
Net Asset Value and Redemption Price Per Share:(a)
I Shares	$9.93	$10.04	$9.71	$8.90	$9.77	$9.87	$10.26
A Shares	9.91	10.05	9.68	8.90	9.55	9.89	10.25
C Shares(b)	9.93	10.06	N/A	8.90	9.77	9.89	10.25
Offering Price per Share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
I Shares	$9.93	$10.04	$9.71	$8.90	$9.77	$9.87	$10.26
A Shares	10.16	10.55	10.16	9.13	10.03	10.14	10.51
C Shares	9.93	10.06	N/A	8.90	9.77	9.89	10.25
Maximum Sales Charge — A Shares	2.50%	4.75%	4.75%	2.50%	4.75%	2.50%	2.50%

Amounts designated as “—” are $0 or have been rounded to $0.

*	Investments include securities on loan of $—, $—, $—, $—, $47,004, $19,800 and $26,498, respectively.

(a)	Per Share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

(b)	Redemption price per share varies based on length of time shares are held.

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES
RIDGEWORTH FUNDS  March 31, 2008  (Amounts in thousands)

					U.S.
					Government	Virginia
		Total		U.S.	Securities	Intermediate
	Strategic	Return	Ultra-Short	Government	Ultra-Short	Municipal
	Income	Bond	Bond	Securities	Bond	Bond
	Fund	Fund	Fund	Fund	Fund	Fund

Assets:
Total Investments, at Cost	$94,794	$729,276	$88,786	$654,008	$61,871	$207,380

Investments, at Value*	$94,943	$672,196	$84,721	$613,148	$62,284	$211,867
Investments in Affiliates, at Value and Cost	426	60,295	3,541	56,494	—	—

Total Investments	95,369	732,491	88,262	669,642	62,284	211,867

Cash	—	—	—	—	—	—
Interest and Dividends Receivable	1,320	4,824	449	2,896	303	2,679
Receivable for Capital Shares Issued	107	1,200	111	683	127	66
Receivable for Investment Securities Sold	2,206	20,089	260	20,140	487	—
Appreciated Credit Default Swap Agreements, at value (Cost $—, $85, $—, $—, $— and $—, respectively)	32	428	—	—	—	—
Appreciated Interest Rate Swap Agreements, at value (Cost $—, $—, $—, $—, $— and $—, respectively)	9	25	—	—	—	—
Unrealized Appreciation on Forward Foreign Currency Contracts	1,761	2,431	—	—	—	—
Reclaims Receivable	—	2	—	—	—	—
Receivable from Adviser	—	—	8	—	—	—
Prepaid Expenses	8	3	3	4	3	2

Total Assets	100,812	761,493	89,093	693,365	63,204	214,614

Liabilities:
Payable for Fund Overdraft	—	—	—	—	54	—
Income Distributions Payable	427	2,538	321	1,906	226	647
Payable for Investment Securities Purchased	2,475	68,567	—	40,158	—	—
Payable for Capital Shares Redeemed	23	—	—	210	—	—
Depreciated Credit Default Swap Agreements, at Value (Proceeds $2, $—, $—, $—, $— and $—, respectively )	108	35	—	—	—	—
Depreciated Interest Rate Swap Agreements, at Value (Proceeds $—, $—, $—, $—, $— and $—, respectively)	24	72	—	—	—	—
Unrealized Depreciation on Forward Foreign Currency Contracts	2,579	3,292	—	—	—	—
Payable for Collateral Received on Securities Loaned	6,500	56,045	859	151,139	—	—
Investment Advisory Fees Payable	46	131	16	209	11	99
Administration, Fund Accounting and Transfer Agency Fees Payable	2	8	1	4	1	2
Compliance Services Fees Payable	—	2	—	3	—	1
Distribution and Service Fees Payable	21	—	—	4	—	3
Custodian Fees Payable	14	11	2	7	4	2
Trustee Fees Payable	1	3	—	4	—	2
Other Fees Payable	8	29	2	33	4	18

Total Liabilities	12,228	130,733	1,201	193,677	300	774

Total Net Assets	$88,584	$630,760	$87,892	$499,688	$62,904	$213,840

Net Assets Consist of:
Capital	$95,388	$631,443	$90,661	$488,829	$63,713	$209,808
Accumulated Net Investment Income (Loss)	763	1,245	40	302	30	(21)
Accumulated Net Realized Gain (Loss) from Investments, Swaps and Foreign Currency Transactions	(7,237)	(4,543)	(2,285)	(5,077)	(1,252)	(434)
Net Unrealized Appreciation/Depreciation on Investments, Swaps and Foreign Currencies	(330)	2,615	(524)	15,634	413	4,487

Total Net Assets	$88,584	$630,760	$87,892	$499,688	$62,904	$213,840

Net Assets:
I Shares	$62,581	$630,451	$87,892	$491,970	$62,904	$204,507
A Shares	1,226	269	N/A	3,496	N/A	6,232
C Shares	24,777	40	N/A	4,222	N/A	3,101
Shares Outstanding (unlimited number of shares authorized, no par value):
I Shares	6,518	62,409	8,866	46,454	6,274	20,262
A Shares	127	26	N/A	330	N/A	617
C Shares	2,579	4	N/A	399	N/A	307
Net Asset Value and Redemption Price Per Share:(a)
I Shares	$9.60	$10.10	$9.91	$10.59	$10.03	$10.09
A Shares	9.64	10.40	N/A	10.59	N/A	10.09
C Shares(b)	9.61	10.10	N/A	10.59	N/A	10.09
Offering Price per Share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
I Shares	$9.60	$10.10	$9.91	$10.59	$10.03	$10.09
A Shares	10.12	10.92	N/A	11.12	N/A	10.59
C Shares	9.61	10.10	N/A	10.59	N/A	10.09
Maximum Sales Charge — A Shares	4.75%	4.75%	N/A	4.75%	N/A	4.75%

Amounts designated as “—” are $0 or have been rounded to $0.

*	Investments include securities on loan of $6,289, $54,487, $832 and $147,151, $— and $—, respectively.

(a)	Per Share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

(b)	Redemption price per share varies based on length of time shares are held.

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES
RIDGEWORTH FUNDS  March 31, 2008  (Amounts in thousands)

			U.S.
	Prime		Government	U.S.	Virginia
	Quality	Tax-Exempt	Securities	Treasury	Tax-Free
	Money	Money	Money	Money	Money
	Market	Market	Market	Market	Market
	Fund	Fund	Fund	Fund	Fund

Assets:
Total Investments, at Cost	$10,402,465	$2,180,913	$2,444,501	$1,348,331	$710,977

Investments, at Value	$9,861,279	$2,180,913	$718,816	$357,308	$710,977
Investments in Affiliates, at Value and Cost	167,999	—	—	—	—
Repurchase Agreements, at Value and Cost	373,187	—	1,725,685	991,023	—

Total Investments	10,402,465	2,180,913	2,444,501	1,348,331	710,977

Cash	—	—	—	3	—
Interest and Dividends Receivable	23,512	8,323	2,665	168	3,097
Interest Receivable from Affiliated Investments	581	—	—	—	—
Receivable for Capital Shares Issued	15,949	896	562	90	789
Receivable for Investment Securities Sold	—	9,515	—	—	—
Receivable from Adviser	—	—	—	75	—
Prepaid Expenses	20	5	5	3	5

Total Assets	10,442,527	2,199,652	2,447,733	1,348,670	714,868

Liabilities:
Income Distributions Payable	24,484	3,494	4,587	1,269	1,247
Payable for Investment Securities Purchased	50,000	31,262	—	114,920	100
Investment Advisory Fees Payable	4,232	786	1,089	574	241
Administration, Fund Accounting and Transfer Agency Fees Payable	16	14	13	5	5
Compliance Services Fees Payable	34	6	2	5	2
Distribution and Service Fees Payable	836	73	39	12	54
Custodian Fees Payable	43	7	2	5	3
Trustee Fees Payable	63	11	5	9	4
Other Fees Payable	561	94	52	77	33

Total Liabilities	80,269	35,747	5,789	116,876	1,689

Total Net Assets	$10,362,258	$2,163,905	$2,441,944	$1,231,794	$713,179

Net Assets Consist of:
Capital	$10,364,488	$2,163,986	$2,441,962	$1,231,895	$713,111
Accumulated Net Investment Income (Loss)	33	27	(18)	80	13
Accumulated Net Realized Gain (Loss) from Investment Transactions	(2,263)	(108)	—	(181)	55

Total Net Assets	$10,362,258	$2,163,905	$2,441,944	$1,231,794	$713,179

Net Assets:
I Shares	$3,834,993	$1,573,560	$2,108,351	$1,130,334	$294,937
A Shares	6,523,136	590,345	333,593	101,460	418,242
C Shares	4,129	N/A	N/A	N/A	N/A
Shares Outstanding (unlimited number of shares authorized, no par value):
I Shares	3,835,841	1,573,589	2,108,365	1,130,436	294,909
A Shares	6,524,516	590,397	333,598	101,459	418,201
C Shares	4,131	N/A	N/A	N/A	N/A
Net Asset Value, Offering and Redemption Price Per Share:
I Shares	$1.00	$1.00	$1.00	$1.00	$1.00
A Shares	1.00	1.00	1.00	1.00	1.00
C Shares(a)	1.00	N/A	N/A	N/A	N/A

Amounts designated as “—” are $0 or have been rounded to $0.

(a)	Redemption price per share varies based on length of time shares are held.

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS
RIDGEWORTH FUNDS  For the Year Ended March 31, 2008  (Amounts in thousands)

						Investment
	Georgia Tax-	High Grade			Investment	Grade	Limited
	Exempt Bond	Municipal	High Income	Intermediate	Grade Bond	Tax-Exempt	Duration
	Fund	Bond Fund	Fund	Bond Fund	Fund	Bond Fund	Fund

Investment Income:
Interest Income	$7,110	$6,693	$5,597	$25,273	$20,085	$18,663	$2,169
Dividend Income	87	382	—	—	—	1,070	—
Dividend Income from Affiliated Investment Companies	—	—	62	1,124	561	—	130
Net Income from Securities Lending	—	—	83	1,549	662	—	—

Total Investment Income	7,197	7,075	5,742	27,946	21,308	19,733	2,299

Expenses:
Investment Advisory Fees	898	961	387	1,360	1,986	2,536	44
Administration, Fund Accounting and Transfer Agency Fees	44	46	31	156	128	144	17
Compliance Services Fees	2	2	1	9	6	7	1
Distribution and Service Fees — A Shares	7	4	2	2	46	33	—
Distribution and Service Fees — C Shares	59	58	247	—	84	65	—
Custodian Fees	5	5	10	23	23	13	7
Printing Fees	6	5	4	22	16	21	2
Registration Fees	9	38	13	8	27	41	3
Trustees’ Fees	3	3	1	13	9	10	1
Interest Expense	—	76	—	—	—	76	—
Other Fees	11	10	14	42	23	40	2

Total Expenses	1,044	1,208	710	1,635	2,348	2,986	77

Less: Investment Advisory Fees Waived/Reimbursed	(5)	—	(1)	—	—	—	—
Less: Administration Fees Waived	(14)	(2)	(8)	(23)	(4)	(5)	—

Net Expenses	1,025	1,206	701	1,612	2,344	2,981	77

Net Investment Income (Loss)	6,172	5,869	5,041	26,334	18,964	16,752	2,222

Net Realized and Unrealized Gain (Loss) on Investments, Swaps and Foreign Currencies:
Net Realized Gain (Loss) from Investments, Swaps and Foreign Currency Transactions	(1,435)	(581)	(4,003)	8,553	4,673	3,587	(16)
Net Change in Unrealized Appreciation/Depreciation on Investments, Swaps and Foreign Currencies	(3,963)	(969)	(3,721)	12,231	4,363	3,642	(590)

Net Realized and Unrealized Gain (Loss) on Investments, Swaps and Foreign Currencies	(5,398)	(1,550)	(7,724)	20,784	9,036	7,229	(606)

Change in Net Assets from Operations	$774	$4,319	$(2,683)	$47,118	$28,000	$23,981	$1,616

Amounts designated as “—” are $0 or have been rounded to $0.

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS
RIDGEWORTH FUNDS  For the Year Ended March 31, 2008  (Amounts in thousands)

	Limited-Term
	Federal		North				Short-Term
	Mortgage	Maryland	Carolina Tax-	Seix Floating			U.S. Treasury
	Securities	Municipal	Exempt Bond	Rate High	Seix High	Short-Term	Securities
	Fund	Bond Fund	Fund	Income Fund	Yield Fund	Bond Fund	Fund

Investment Income:
Interest Income	$7,514	$1,662	$1,793	$52,376	$70,197	$18,228	$3,131
Dividend Income	—	33	44	4	—	6	49
Dividend Income from Affiliated Investment Companies	531	—	—	749	617	371	—
Net Income from Securities Lending	6	—	—	—	619	344	178

Total Investment Income	8,051	1,695	1,837	53,129	71,433	18,949	3,358

Expenses:
Investment Advisory Fees	779	218	235	3,012	3,843	1,510	285
Administration, Fund Accounting and Transfer Agency Fees	47	12	12	197	279	108	23
Compliance Services Fees	2	1	1	19	14	6	1
Distribution and Service Fees — A Shares	6	—	1	27	64	7	7
Distribution and Service Fees — C Shares	125	63	—	1	46	39	96
Custodian Fees	14	2	2	33	32	22	2
Printing Fees	7	2	2	40	34	16	4
Registration Fees	27	6	6	33	35	25	21
Trustees’ Fees	3	1	1	27	18	8	2
Other Fees	16	4	2	111	70	20	9

Total Expenses	1,026	309	262	3,500	4,435	1,761	450

Less: Administration Fees Waived	(2)	—	—	(7)	(18)	(4)	(8)

Net Expenses	1,024	309	262	3,493	4,417	1,757	442

Net Investment Income (Loss)	7,027	1,386	1,575	49,636	67,016	17,192	2,916

Net Realized and Unrealized Gain (Loss) on Investments, Swaps and Futures Transactions:
Net Realized and Unrealized Gain (Loss) on Investments, Swaps and Futures Transactions	(1,816)	(116)	(609)	(25,168)	(49,258)	2,527	286
Net Change in Unrealized Appreciation/Depreciation on Investments, Swaps and Futures Transactions	1,945	(574)	(889)	(53,643)	(39,042)	523	2,596

Net Realized and Unrealized Gain (Loss) on Investments, Swaps and Futures Transactions	129	(690)	(1,498)	(78,811)	(88,300)	3,050	2,882

Change in Net Assets from Operations	$7,156	$696	$77	$(29,175)	$(21,284)	$20,242	$5,798

Amounts designated as “—” are $0 or have been rounded to $0.

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS
RIDGEWORTH FUNDS  For the Year Ended March 31, 2008  (Amounts in thousands)

					U.S.
				U.S.	Government	Virginia
				Government	Securities	Intermediate
	Strategic	Total Return	Ultra-Short	Securities	Ultra-Short	Municipal
	Income Fund	Bond Fund	Bond Fund	Fund	Bond Fund	Bond Fund

Investment Income:
Interest Income	$6,912	$31,937	$4,085	$28,548	$1,934	$9,063
Dividend Income	11	—	12	—	50	85
Dividend Income from Affiliated Investment Companies	54	1,215	100	1,234	—	—
Net Income from Securities Lending	162	697	2	1,053	1	—

Total Investment Income	7,139	33,849	4,199	30,835	1,985	9,148

Expenses:
Investment Advisory Fees	627	1,545	184	2,824	86	1,187
Administration, Fund Accounting and Transfer Agency Fees	39	183	33	152	16	59
Compliance Services Fees	1	10	1	9	1	4
Distribution and Service Fees — A Shares	4	1	—	11	—	9
Distribution and Service Fees — C Shares	288	—	—	45	—	31
Custodian Fees	29	41	23	24	14	8
Printing Fees	4	21	12	21	2	9
Registration Fees	24	10	13	28	12	10
Trustees’ Fees	2	13	2	13	1	5
Other Fees	11	29	11	31	10	12

Total Expenses	1,029	1,853	279	3,158	142	1,334

Less: Investment Advisory Fees Waived/Reimbursed	(3)	—	(1)	—	(15)	—
Less: Administration Fees Waived	(13)	(7)	(28)	(6)	(8)	(5)

Net Expenses	1,013	1,846	250	3,152	119	1,329

Net Investment Income (Loss)	6,126	32,003	3,949	27,683	1,866	7,819

Net Realized and Unrealized Gain (Loss) on Investments, Swaps and Foreign Currencies:
Net Realized Gain (Loss) from Investments, Swaps and Foreign Currency Transactions	(1,084)	5,965	100	4,039	123	(348)
Net Change in Unrealized Appreciation/ Depreciation on Investments, Swaps and Foreign Currencies	(1,934)	3,710	(864)	13,983	267	(139)

Net Realized and Unrealized Gain (Loss) on Investments, Swaps and Foreign Currencies	(3,018)	9,675	(764)	18,022	390	(487)

Change in Net Assets from Operations	$3,108	$41,678	$3,185	$45,705	$2,256	$7,332

Amounts designated as “—” are $0 or have been rounded to $0.

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS
RIDGEWORTH FUNDS  For the Year Ended March 31, 2008  (Amounts in thousands)

			U.S.
			Government
	Prime Quality	Tax-Exempt	Securities	U.S. Treasury	Virginia Tax-
	Money	Money	Money	Money	Free Money
	Market Fund	Market Fund	Market Fund	Market Fund	Market Fund

Investment Income:
Interest Income	$453,825	$63,755	$52,471	$46,803	$21,415
Interest Recovery Payments by Affiliate	15,975	—	—	—	—
Interest Income from Affiliated Investments	3,927	—	—	—	—
Dividend Income	18,557	2,907	443	50	1,484

Total Investment Income	492,284	66,662	52,914	46,853	22,899

Expenses:
Investment Advisory Fees	48,301	8,773	6,615	6,209	2,741
Administration, Fund Accounting and Transfer Agency Fees	2,520	526	305	286	186
Compliance Services Fees	154	28	12	21	10
Distribution and Service Fees — A Shares	9,679	954	433	88	614
Distribution and Service Fees — C Shares	10	—	—	—	—
Custodian Fees	157	29	9	17	11
Printing Fees	528	86	35	55	27
Registration Fees	45	25	22	18	24
Trustees’ Fees	212	39	16	29	14
Other Fees	513	84	68	80	32

Total Expenses	62,119	10,544	7,515	6,803	3,659
Less: Investment Advisory Fees Waived/Reimbursed	—	—	—	(75)	—
Less: Administration Fees Waived	(106)	(21)	(13)	(34)	(7)

Net Expenses	62,013	10,523	7,502	6,694	3,652

Net Investment Income (Loss)	430,271	56,139	45,412	40,159	19,247

Net Realized Gain (Loss) on Investments:
Net Realized Gain (Loss) from Investment Transactions	(10,540)	51	2	31	147
Net Increase from Payments by Affiliate	8,277	—	—	—	—

Net Realized Gain (Loss) on Investments	(2,263)	51	2	31	147

Change in Net Assets from Operations	$428,008	$56,190	$45,414	$40,190	$19,394

Amounts designated as “—” are $0 or have been rounded to $0.

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
RIDGEWORTH FUNDS  For the Periods Indicated  (Amounts in thousands)

	Georgia Tax-Exempt Bond Fund		High Grade Municipal Bond Fund		High Income Fund		Intermediate Bond Fund
	04/01/07-	04/01/06-	04/01/07-	04/01/06-	04/01/07-	04/01/06-	04/01/07-	04/01/06-
	03/31/08	03/31/07	03/31/08	03/31/07	03/31/08	03/31/07	03/31/08	03/31/07

Operations:
Net Investment Income (Loss)	$6,172	$5,179	$5,869	$5,814	$5,041	$5,507	$26,334	$3,747
Net Realized Gain (Loss) from Investments, Swaps and Foreign Currency Transactions	(1,435)	(111)	(581)	566	(4,003)	2,975	8,553	(424)
Net Change in Unrealized Appreciation/Depreciation on Investments, Swaps and Foreign Currencies	(3,963)	1,537	(969)	1,264	(3,721)	992	12,231	1,667

Change in Net Assets from Operations	774	6,605	4,319	7,644	(2,683)	9,474	47,118	4,990

Dividends and Distributions to Shareholders:
Net Investment Income:
I Shares	(5,445)	(5,083)	(5,652)	(5,498)	(3,235)	(3,270)	(26,458)	(3,775)
A Shares	(150)	(129)	(78)	(132)	(65)	(38)	(32)	—
C Shares	(150)	(226)	(139)	(181)	(1,813)	(2,265)	—	(2)
Net Realized Gains:
I Shares	—	(102)	(415)	(244)	(687)	—	(646)	—
A Shares	—	(3)	(6)	(6)	(18)	—	(1)	—
C Shares	—	(5)	(14)	(11)	(430)	—	—	—

Total Dividends and Distributions	(5,745)	(5,548)	(6,304)	(6,072)	(6,248)	(5,573)	(27,137)	(3,777)

Change in Net Assets from Capital Transactions	31,066	22,321	10,196	(7,498)	(11,258)	(4,961)	699,504	14,770

Change in Net Assets	26,095	23,378	8,211	(5,926)	(20,189)	(1,060)	719,485	15,983

Net Assets:
Beginning of Period	152,585	129,207	173,275	179,201	72,169	73,229	94,242	78,259

End of Period	$178,680	$152,585	$181,486	$173,275	$51,980	$72,169	$813,727	$94,242

Accumulated Net Investment Income (Loss), End of Period	$190	$(237)	$(7)	$(8)	$(45)	$2	$1,528	$(90)

Amounts designated as “—” are $0 or have been rounded to $0.

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS (continued)
RIDGEWORTH FUNDS  For the Periods Indicated  (Amounts in thousands)

	Georgia Tax-Exempt Bond Fund		High Grade Municipal Bond Fund		High Income Fund		Intermediate Bond Fund
	04/01/07-	04/01/06-	04/01/07-	04/01/06-	04/01/07-	04/01/06-	04/01/07-	04/01/06-
	03/31/08	03/31/07	03/31/08	03/31/07	03/31/08	03/31/07	03/31/08	03/31/07

Capital Transactions:
I Shares:
Proceeds from Shares Issued	$64,102	$45,378	$56,199	$45,498	$17,711	$18,813	$768,551	$14,152
Proceeds from Shares Issued in Acquisition	—	—	—	—	—	—	—	33,738
Dividends Reinvested	396	463	569	475	1,788	1,332	4,243	2,419
Cost of Shares Redeemed	(32,853)	(20,275)	(44,618)	(49,059)	(26,276)	(16,322)	(73,892)	(35,571)

Change in Net Assets from I Shares	31,645	25,566	12,150	(3,086)	(6,777)	3,823	698,902	14,738

A Shares:
Proceeds from Shares Issued	2,715	447	645	442	1,127	403	1,931	100
Dividends Reinvested	64	73	47	87	50	28	23	—
Cost of Shares Redeemed	(2,083)	(659)	(1,069)	(2,809)	(697)	(363)	(1,360)	—

Change in Net Assets from A Shares	696	(139)	(377)	(2,280)	480	68	594	100

C Shares:
Proceeds from Shares Issued	2	14	3	6	498	743	9	1
Dividends Reinvested	130	199	93	129	1,522	1,481	—	2
Cost of Shares Redeemed	(1,407)	(3,319)	(1,673)	(2,267)	(6,981)	(11,076)	(1)	(71)

Change in Net Assets from C Shares	(1,275)	(3,106)	(1,577)	(2,132)	(4,961)	(8,852)	8	(68)

Change in Net Assets from Capital Transactions	$31,066	$22,321	$10,196	$(7,498)	$(11,258)	$(4,961)	$699,504	$14,770

Share Transactions:
I Shares:
Issued	6,331	4,438	5,186	4,182	2,494	2,625	76,482	1,433
Issued in Acquisition	—	—	—	—	—	—	—	3,409
Reinvested	39	45	52	43	260	187	420	244
Redeemed	(3,246)	(1,982)	(4,110)	(4,513)	(3,793)	(2,271)	(7,350)	(3,574)

Change in I Shares	3,124	2,501	1,128	(288)	(1,039)	541	69,552	1,512

A Shares:
Issued	268	44	60	41	159	57	194	11
Reinvested	6	7	4	8	7	4	2	—
Redeemed	(206)	(65)	(98)	(258)	(102)	(51)	(135)	—

Change in A Shares	68	(14)	(34)	(209)	64	10	61	11

C Shares:
Issued	—	3	—	—	70	103	1	—
Reinvested	13	19	9	12	221	208	—	—
Redeemed	(139)	(327)	(154)	(208)	(1,003)	(1,566)	—	(7)

Change in C Shares	(126)	(305)	(145)	(196)	(712)	(1,255)	1	(7)

Change in Shares	3,066	2,182	949	(693)	(1,687)	(704)	69,614	1,516

Amounts designated as “—” are $0 or have been rounded to $0.

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS (continued)
RIDGEWORTH FUNDS  For the Periods Indicated  (Amounts in thousands)

			Investment Grade				Limited-Term Federal
			Tax-Exempt				Mortgage
	Investment Grade Bond Fund		Bond Fund		Limited Duration Fund		Securities Fund
	04/01/07-	04/01/06-	04/01/07-	04/01/06-	04/01/07-	04/01/06-	04/01/07-	04/01/06-
	03/31/08	03/31/07	03/31/08	03/31/07	03/31/08	03/31/07	03/31/08	03/31/07

Operations:
Net Investment Income (Loss)	$18,964	$21,059	$16,752	$11,730	$2,222	$3,661	$7,027	$17,597
Net Realized Gain (Loss) from Investments, Swaps and Foreign Currency Transactions	4,673	(8,199)	3,587	2,189	(16)	(49)	(1,816)	(2,755)
Net Change in Unrealized Appreciation/Depreciation on Investments, Swaps and Foreign Currencies	4,363	12,152	3,642	1,681	(590)	10	1,945	6,234

Change in Net Assets from Operations	28,000	25,012	23,981	15,600	1,616	3,622	7,156	21,076

Dividends and Distributions to Shareholders:
Net Investment Income:
I Shares	(18,159)	(20,144)	(16,266)	(11,086)	(2,185)	(3,639)	(6,967)	(18,020)
A Shares	(708)	(818)	(336)	(442)	N/A	N/A	(152)	(172)
C Shares	(323)	(410)	(151)	(197)	N/A	N/A	(505)	(605)
Net Realized Gains:
I Shares	—	—	(1,323)	(1,246)	—	(9)	—	—
A Shares	—	—	(28)	(53)	N/A	N/A	—	—
C Shares	—	—	(16)	(29)	N/A	N/A	—	—

Total Dividends and Distributions	(19,190)	(21,372)	(18,120)	(13,053)	(2,185)	(3,648)	(7,624)	(18,797)

Change in Net Assets from Capital Transactions	(21,242)	(97,708)	127,864	99,451	3,787	(18,570)	(341,245)	44,039

Change in Net Assets	(12,432)	(94,068)	133,725	101,998	3,218	(18,596)	(341,713)	46,318

Net Assets:
Beginning of Period	419,746	513,814	429,450	327,452	40,291	58,887	440,819	394,501

End of Period	$407,314	$419,746	$563,175	$429,450	$43,509	$40,291	$99,106	$440,819

Accumulated Net Investment Income (Loss), End of Period	$952	$(64)	$(154)	$(153)	$—	$—	$130	$516

Amounts designated as “—” are $0 or have been rounded to $0.

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS (continued)
RIDGEWORTH FUNDS  For the Periods Indicated  (Amounts in thousands)

			Investment Grade				Limited-Term Federal
			Tax-Exempt				Mortgage
	Investment Grade Bond Fund		Bond Fund		Limited Duration Fund		Securities Fund
	04/01/07-	04/01/06-	04/01/07-	04/01/06-	04/01/07-	04/01/06-	04/01/07-	04/01/06-
	03/31/08	03/31/07	03/31/08	03/31/07	03/31/08	03/31/07	03/31/08	03/31/07

Capital Transactions:
I Shares:
Proceeds from Shares Issued	$126,591	$95,825	$250,079	$177,333	$14,306	$95,403	$16,759	$140,799
Dividends Reinvested	10,207	9,341	6,421	3,090	1,558	3,116	2,221	3,374
Cost of Shares Redeemed	(154,150)	(194,380)	(126,339)	(73,281)	(12,077)	(117,089)	(355,644)	(93,590)

Change in Net Assets from I Shares	(17,352)	(89,214)	130,161	107,142	3,787	(18,570)	(336,664)	50,583

A Shares:
Proceeds from Shares Issued	3,215	3,811	585	1,353	N/A	N/A	946	2,051
Dividends Reinvested	628	738	247	368	N/A	N/A	132	145
Cost of Shares Redeemed	(6,229)	(8,403)	(1,795)	(6,313)	N/A	N/A	(1,943)	(3,076)

Change in Net Assets from A Shares	(2,386)	(3,854)	(963)	(4,592)	N/A	N/A	(865)	(880)

C Shares:
Proceeds from Shares Issued	304	118	9	54	N/A	N/A	41	54
Dividends Reinvested	287	364	129	178	N/A	N/A	426	508
Cost of Shares Redeemed	(2,095)	(5,122)	(1,472)	(3,331)	N/A	N/A	(4,183)	(6,226)

Change in Net Assets from C Shares	(1,504)	(4,640)	(1,334)	(3,099)	N/A	N/A	(3,716)	(5,664)

Change in Net Assets from Capital Transactions	$(21,242)	$(97,708)	$127,864	$99,451	$3,787	$(18,570)	$(341,245)	$44,039

Share Transactions:
I Shares:
Issued	11,942	9,174	21,771	15,472	1,434	9,552	1,694	14,229
Reinvested	965	896	559	269	156	312	224	341
Redeemed	(14,624)	(18,678)	(10,982)	(6,401)	(1,215)	(11,726)	(35,833)	(9,468)

Change in I Shares	(1,717)	(8,608)	11,348	9,340	375	(1,862)	(33,915)	5,102

A Shares:
Issued	306	366	51	119	N/A	N/A	96	208
Reinvested	59	71	22	31	N/A	N/A	13	15
Redeemed	(591)	(807)	(157)	(550)	N/A	N/A	(197)	(312)

Change in A Shares	(226)	(370)	(84)	(400)	N/A	N/A	(88)	(89)

C Shares:
Issued	29	10	1	5	N/A	N/A	4	5
Reinvested	27	35	11	16	N/A	N/A	43	52
Redeemed	(198)	(492)	(128)	(292)	N/A	N/A	(421)	(630)

Change in C Shares	(142)	(447)	(116)	(271)	N/A	N/A	(374)	(573)

Change in Shares	(2,085)	(9,425)	11,148	8,669	375	(1,862)	(34,377)	4,440

Amounts designated as “—” are $0 or have been rounded to $0.

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS (continued)
RIDGEWORTH FUNDS  For the Periods Indicated  (Amounts in thousands)

	Maryland Municipal		North Carolina Tax-		Seix Floating Rate High
	Bond Fund		Exempt Bond Fund		Income Fund		Seix High Yield Fund
	04/01/07-	04/01/06-	04/01/07-	04/01/06-	04/01/07-	04/01/06-	04/01/07-	04/01/06-
	03/31/08	03/31/07	03/31/08	03/31/07	03/31/08	03/31/07	03/31/08	03/31/07

Operations:
Net Investment Income (Loss)	$1,386	$1,360	$1,575	$1,539	$49,636	$29,105	$67,016	$85,471
Net Realized Gain (Loss) from Investments and Swaps	(116)	62	(609)	40	(25,168)	2,204	(49,258)	(6,489)
Net Change in Unrealized Appreciation/Depreciation on Investments and Swaps	(574)	307	(889)	606	(53,643)	2,172	(39,042)	24,870

Change in Net Assets from Operations	696	1,729	77	2,185	(29,175)	33,481	(21,284)	103,852

Dividends and Distributions to Shareholders:
Net Investment Income:
I Shares	(1,217)	(1,133)	(1,546)	(1,519)	(48,930)	(29,505)	(65,571)	(83,349)
A Shares	(2)	(10)	(29)	(19)	(637)	(309)	(1,990)	(2,198)
C Shares	(167)	(216)	—	—	(9)	—	(312)	(320)
Net Realized Gains:
I Shares	(19)	(113)	—	—	(1,465)	(4)	—	—
A Shares	—	—	—	—	(17)	—	—	—
C Shares	(3)	(29)	—	—	(1)	—	—	—

Total Dividends and Distributions	(1,408)	(1,501)	(1,575)	(1,538)	(51,059)	(29,818)	(67,873)	(85,867)

Change in Net Assets from Capital Transactions	8,332	(6,331)	276	2,993	47,072	483,109	(373,448)	(126,431)

Change in Net Assets	7,620	(6,103)	(1,222)	3,640	(33,162)	486,772	(462,605)	(108,446)

Net Assets:
Beginning of Period	36,431	42,534	45,028	41,388	593,177	106,405	1,151,338	1,259,784

End of Period	$44,051	$36,431	$43,806	$45,028	$560,015	$593,177	$688,733	$1,151,338

Accumulated Net Investment Gain (Loss), End of Period	$(41)	$(41)	$(63)	$(63)	$(85)	$29	$(782)	$17

Amounts designated as “—” are $0 or have been rounded to $0.

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS (continued)
RIDGEWORTH FUNDS  For the Periods Indicated  (Amounts in thousands)

	Maryland Municipal		North Carolina Tax-		Seix Floating Rate High
	Bond Fund		Exempt Bond Fund		Income Fund		Seix High Yield Fund
	04/01/07-	04/01/06-	04/01/07-	04/01/06-	04/01/07-	04/01/06-	04/01/07-	04/01/06-
	03/31/08	03/31/07	03/31/08	03/31/07	03/31/08	03/31/07	03/31/08	03/31/07

Capital Transactions:
I Shares:
Proceeds from Shares Issued	$17,043	$8,851	$14,056	$8,903	$415,063	$667,504	$227,317	$259,961
Dividends Reinvested	38	140	15	9	39,426	23,103	56,687	72,165
Cost of Shares Redeemed	(7,852)	(12,346)	(13,687)	(6,700)	(405,010)	(217,739)	(651,781)	(450,506)

Change in Net Assets from I Shares	9,229	(3,355)	384	2,212	49,479	472,868	(367,777)	(118,380)

A Shares:
Proceeds from Shares Issued	294	684	601	1,025	8,633	10,570	1,675	3,056
Dividends Reinvested	2	9	9	8	214	167	1,895	2,028
Cost of Shares Redeemed	(293)	(1,156)	(716)	(252)	(11,489)	(496)	(8,751)	(12,227)

Change in Net Assets from A Shares	3	(463)	(106)	781	(2,642)	10,241	(5,181)	(7,143)

C Shares:
Proceeds from Shares Issued	7	24	—	—	268	—	200	437
Dividends Reinvested	136	195	—	—	6	—	125	125
Cost of Shares Redeemed	(1,043)	(2,732)	(2)	—	(39)	—	(815)	(1,470)

Change in Net Assets from C Shares	(900)	(2,513)	(2)	—	235	—	(490)	(908)

Change in Net Assets from Capital Transactions	$8,332	$(6,331)	$276	$2,993	$47,072	$483,109	$(373,448)	$(126,431)

Share Transactions:
I Shares:
Issued	1,680	868	1,427	893	43,054	67,266	21,570	24,404
Reinvested	4	14	1	1	4,143	2,329	5,468	6,769
Redeemed	(777)	(1,214)	(1,383)	(671)	(43,415)	(21,886)	(62,214)	(42,077)

Change in I Shares	907	(332)	45	223	3,782	47,709	(35,176)	(10,904)

A Shares:
Issued	30	67	61	103	888	1,066	164	294
Reinvested	—	1	1	—	22	17	188	195
Redeemed	(29)	(113)	(73)	(25)	(1,203)	(50)	(871)	(1,176)

Change in A Shares	1	(45)	(11)	78	(293)	1,033	(519)	(687)

C Shares:
Issued	1	4	—	—	27	—	20	42
Reinvested	13	19	—	—	1	—	12	12
Redeemed	(103)	(268)	—	—	(4)	—	(80)	(139)

Change in C Shares	(89)	(245)	—	—	24	—	(48)	(85)

Change in Shares	819	(622)	34	301	3,513	48,742	(35,743)	(11,676)

Amounts designated as “—” are $0 or have been rounded to $0.

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS (continued)
RIDGEWORTH FUNDS  For the Periods Indicated  (Amounts in thousands)

			Short-Term U.S.
	Short-Term Bond Fund		Treasury Securities Fund		Strategic Income Fund		Total Return Bond Fund
	04/01/07-	04/01/06-	04/01/07-	04/01/06-	04/01/07-	04/01/06-	04/01/07-	04/01/06-
	03/31/08	03/31/07	03/31/08	03/31/07	03/31/08	03/31/07	03/31/08	03/31/07

Operations:
Net Investment Income (Loss)	$17,192	$15,575	$2,916	$2,719	$6,126	$8,876	$32,003	$27,234
Net Realized Gain (Loss) from Investments, Swaps, Futures and Foreign Currency Transactions	2,527	(1,256)	286	(733)	(1,084)	1,505	5,965	(2,496)
Net Change in Unrealized Appreciation/Depreciation on Investments, Swaps, Futures and Foreign Currencies	523	4,174	2,596	1,163	(1,934)	3,394	3,710	8,248

Change in Net Assets from Operations	20,242	18,493	5,798	3,149	3,108	13,775	41,678	32,986

Dividends and Distributions to Shareholders:
Net Investment Income:
I Shares	(16,862)	(15,322)	(2,447)	(2,140)	(4,654)	(5,188)	(32,040)	(27,347)
A Shares	(162)	(174)	(157)	(157)	(75)	(58)	(13)	(22)
C Shares	(139)	(205)	(312)	(421)	(1,517)	(1,278)	(1)	(1)
Tax Return of Capital:
I Shares	—	—	—	—	—	(2,196)	—	—
A Shares	—	—	—	—	—	(24)	—	—
C Shares	—	—	—	—	—	(541)	—	—

Total Dividends and Distributions	(17,163)	(15,701)	(2,916)	(2,718)	(6,246)	(9,285)	(32,054)	(27,370)

Change in Net Assets from Capital Transactions	(40,176)	136,305	1,362	(8,905)	(29,098)	(175,090)	19,107	98,162

Change in Net Assets	(37,097)	139,097	4,244	(8,474)	(32,236)	(170,600)	28,731	103,778

Net Assets:
Beginning of Period	435,000	295,903	70,811	79,285	120,820	291,420	602,029	498,251

End of Period	$397,903	$435,000	$75,055	$70,811	$88,584	$120,820	$630,760	$602,029

Accumulated Net Investment Income (Loss), End of Period	$26	$52	$(1)	$(1)	$763	$(965)	$1,245	$(648)

Amounts designated as “—” are $0 or have been rounded to $0.

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS (continued)
RIDGEWORTH FUNDS  For the Periods Indicated  (Amounts in thousands)

			Short-Term U.S.
	Short-Term Bond Fund		Treasury Securities Fund		Strategic Income Fund		Total Return Bond Fund
	04/01/07-	04/01/06-	04/01/07-	04/01/06-	04/01/07-	04/01/06-	04/01/07-	04/01/06-
	03/31/08	03/31/07	03/31/08	03/31/07	03/31/08	03/31/07	03/31/08	03/31/07

Capital Transactions:
I Shares:
Proceeds from Shares Issued	$143,037	$229,055	$20,010	$9,435	$16,903	$24,224	$190,795	$204,181
Proceeds from Shares Issued in Acquisition	—	—	—	—	—	—	—	65,561
Dividends Reinvested	4,166	3,405	394	294	489	782	14,034	13,172
Cost of Shares Redeemed	(186,315)	(89,715)	(15,806)	(9,587)	(39,353)	(184,717)	(185,673)	(184,578)

Change in Net Assets from I Shares	(39,112)	142,745	4,598	142	(21,961)	(159,711)	19,156	98,336

A Shares:
Proceeds from Shares Issued	1,760	2,096	402	281	798	783	29	196
Dividends Reinvested	120	137	121	124	50	61	9	12
Cost of Shares Redeemed	(1,886)	(3,582)	(850)	(792)	(740)	(1,477)	(97)	(383)

Change in Net Assets from A Shares	(6)	(1,349)	(327)	(387)	108	(633)	(59)	(175)

C Shares:
Proceeds from Shares Issued	123	13	318	192	345	486	9	—
Dividends Reinvested	127	173	274	374	1,072	1,263	1	1
Cost of Shares Redeemed	(1,308)	(5,277)	(3,501)	(9,226)	(8,662)	(16,495)	—	—

Change in Net Assets from C Shares	(1,058)	(5,091)	(2,909)	(8,660)	(7,245)	(14,746)	10	1

Change in Net Assets from Capital Transactions	$(40,176)	$136,305	$1,362	$(8,905)	$(29,098)	$(175,090)	$19,107	$98,162

Share Transactions:
I Shares:
Issued	14,543	23,514	2,003	961	1,733	2,489	19,247	20,630
Issued in Acquisition	—	—	—	—	—	—	—	6,597
Reinvested	423	349	39	30	50	80	1,406	1,331
Redeemed	(18,997)	(9,218)	(1,588)	(976)	(4,051)	(18,990)	(18,646)	(18,653)

Change in I Shares	(4,031)	14,645	454	15	(2,268)	(16,421)	2,007	9,905

A Shares:
Issued	179	215	40	29	83	81	2	19
Reinvested	12	14	12	13	5	6	1	1
Redeemed	(192)	(367)	(85)	(81)	(76)	(151)	(9)	(37)

Change in A Shares	(1)	(138)	(33)	(39)	12	(64)	(6)	(17)

C Shares:
Issued	13	1	31	20	35	49	1	—
Reinvested	13	19	28	38	110	129	—	—
Redeemed	(133)	(543)	(353)	(942)	(891)	(1,694)	—	—

Change in C Shares	(107)	(523)	(294)	(884)	(746)	(1,516)	1	—

Change in Shares	(4,139)	13,984	127	(908)	(3,002)	(18,001)	2,002	9,888

Amounts designated as “—” are $0 or have been rounded to $0.

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS (continued)
RIDGEWORTH FUNDS  For the Periods Indicated  (Amounts in thousands)

					U.S. Government
			U.S. Government		Securities Ultra-Short		Virginia Intermediate
	Ultra-Short Bond Fund		Securities Fund		Bond Fund		Municipal Bond Fund
	04/01/07-	04/01/06-	04/01/07-	04/01/06-	04/01/07-	04/01/06-	04/01/07-	04/01/06-
	03/31/08	03/31/07	03/31/08	03/31/07	03/31/08	03/31/07	03/31/08	03/31/07

Operations:
Net Investment Income (Loss)	$3,949	$7,125	$27,683	$21,691	$1,866	$1,465	$7,819	$7,433
Net Realized Gain (Loss) from Investments	100	(520)	4,039	(2,786)	123	(108)	(348)	58
Net Change in Unrealized Appreciation/Depreciation on Investments	(864)	1,489	13,983	8,034	267	469	(139)	2,167

Change in Net Assets from Operations	3,185	8,094	45,705	26,939	2,256	1,826	7,332	9,658

Dividends and Distributions to Shareholders:
Net Investment Income:
I Shares	(3,946)	(7,415)	(27,304)	(21,594)	(1,928)	(1,506)	(7,529)	(7,178)
A Shares	N/A	N/A	(164)	(119)	N/A	N/A	(207)	(189)
C Shares	N/A	N/A	(177)	(235)	N/A	N/A	(83)	(63)

Total Dividends and Distributions	(3,946)	(7,415)	(27,645)	(21,948)	(1,928)	(1,506)	(7,819)	(7,430)

Change in Net Assets from Capital Transactions	3,007	(160,290)	(61,398)	210,619	28,165	(8,525)	(9,265)	46,132

Change in Net Assets	2,246	(159,611)	(43,338)	215,610	28,493	(8,205)	(9,752)	48,360

Net Assets:
Beginning of Period	85,646	245,257	543,026	327,416	34,411	42,616	223,592	175,232

End of Period	$87,892	$85,646	$499,688	$543,026	$62,904	$34,411	$213,840	$223,592

Accumulated Net Investment Income (Loss), End of Period	$40	$73	$302	$302	$30	$60	$(21)	$(11)

Amounts designated as “—” are $0 or have been rounded to $0.

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS (continued)
RIDGEWORTH FUNDS  For the Periods Indicated  (Amounts in thousands)

					U.S. Government
			U.S. Government		Securities Ultra-Short		Virginia Intermediate
	Ultra-Short Bond Fund		Securities Fund		Bond Fund		Municipal Bond Fund
	04/01/07-	04/01/06-	04/01/07-	04/01/06-	04/01/07-	04/01/06-	04/01/07-	04/01/06-
	03/31/08	03/31/07	03/31/08	03/31/07	03/31/08	03/31/07	03/31/08	03/31/07

Capital Transactions:
I Shares:
Proceeds from Shares Issued	$50,129	$56,762	$221,770	$318,558	$41,205	$13,831	$35,802	$30,094
Proceeds from Shares Issued in Acquisition	—	—	—	—	—	—	—	50,730
Dividends Reinvested	1,395	1,246	3,769	3,313	901	420	162	224
Cost of Shares Redeemed	(48,517)	(218,298)	(286,437)	(108,207)	(13,941)	(22,776)	(45,889)	(38,022)

Change in Net Assets from I Shares	3,007	(160,290)	(60,898)	213,664	28,165	(8,525)	(9,925)	43,026

A Shares:
Proceeds from Shares Issued	N/A	N/A	3,457	1,947	N/A	N/A	2,525	481
Proceeds from Shares Issued in Acquisition	N/A	N/A	—	—	N/A	N/A	—	321
Dividends Reinvested	N/A	N/A	125	88	N/A	N/A	106	94
Cost of Shares Redeemed	N/A	N/A	(3,065)	(2,241)	N/A	N/A	(1,792)	(1,037)

Change in Net Assets from A Shares	N/A	N/A	517	(206)	N/A	N/A	839	(141)

C Shares:
Proceeds from Shares Issued	N/A	N/A	40	20	N/A	N/A	100	11
Proceeds from Shares Issued in Acquisition	N/A	N/A	—	—	N/A	N/A	—	3,903
Dividends Reinvested	N/A	N/A	158	207	N/A	N/A	60	48
Cost of Shares Redeemed	N/A	N/A	(1,215)	(3,066)	N/A	N/A	(339)	(715)

Change in Net Assets from C Shares	N/A	N/A	(1,017)	(2,839)	N/A	N/A	(179)	3,247

Change in Net Assets from Capital Transactions	$3,007	$(160,290)	$(61,398)	$210,619	$28,165	$(8,525)	$(9,265)	$46,132

Share Transactions:
I Shares:
Issued	5,013	5,697	21,457	31,229	4,124	1,397	3,549	2,987
Issued in Acquisition	—	—	—	—	—	—	—	5,066
Reinvested	140	125	364	324	90	42	16	22
Redeemed	(4,852)	(21,881)	(27,370)	(10,600)	(1,397)	(2,306)	(4,555)	(3,780)

Change in I Shares	301	(16,059)	(5,549)	20,953	2,817	(867)	(990)	4,295

A Shares:
Issued	N/A	N/A	337	190	N/A	N/A	249	49
Issued in Acquisition	N/A	N/A	—	—	N/A	N/A	—	32
Reinvested	N/A	N/A	12	9	N/A	N/A	11	9
Redeemed	N/A	N/A	(296)	(220)	N/A	N/A	(177)	(103)

Change in A Shares	N/A	N/A	53	(21)	N/A	N/A	83	(13)

C Shares:
Issued	N/A	N/A	4	3	N/A	N/A	10	—
Issued in Acquisition	N/A	N/A	—	—	N/A	N/A	—	390
Reinvested	N/A	N/A	15	20	N/A	N/A	6	5
Redeemed	N/A	N/A	(118)	(301)	N/A	N/A	(34)	(71)

Change in C Shares	N/A	N/A	(99)	(278)	N/A	N/A	(18)	324

Change in Shares	301	(16,059)	(5,595)	20,654	2,817	(867)	(925)	4,606

Amounts designated as “—” are $0 or have been rounded to $0.

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS (continued)
RIDGEWORTH FUNDS  For the Periods Indicated  (Amounts in thousands)

					U.S. Government
	Prime Quality Money		Tax-Exempt Money		Securities Money
	Market Fund		Market Fund		Market Fund
	04/01/07-	04/01/06-	04/01/07-	04/01/06-	04/01/07-	04/01/06-
	03/31/08	03/31/07	03/31/08	03/31/07	03/31/08	03/31/07

Operations:
Net Investment Income (Loss)	$430,271	$371,296	$56,139	$57,426	$45,412	$34,251
Net Realized Gain (Loss) from Investments	(2,263)	13	51	212	2	(2)

Change in Net Assets from Operations	428,008	371,309	56,190	57,638	45,414	34,249

Dividends and Distributions to Shareholders:
Net Investment Income:
I Shares	(159,091)	(147,344)	(38,714)	(38,998)	(34,341)	(23,547)
A Shares	(271,012)	(223,766)	(17,424)	(18,401)	(11,103)	(10,691)
C Shares	(168)	(180)	N/A	N/A	N/A	N/A
Net Realized Gains:
I Shares	—	—	(195)	(83)	—	—
A Shares	—	—	(83)	(39)	—	—
C Shares	—	—	N/A	N/A	N/A	N/A

Total Dividends and Distributions	(430,271)	(371,290)	(56,416)	(57,521)	(45,444)	(34,238)

Change in Net Assets from Capital Transactions	1,194,783	2,177,286	412,027	(91,894)	1,492,880	281,542

Change in Net Assets	1,192,520	2,177,305	411,801	(91,777)	1,492,850	281,553

Net Assets:
Beginning of Period	9,169,738	6,992,433	1,752,104	1,843,881	949,094	667,541

End of Period	$10,362,258	$9,169,738	$2,163,905	$1,752,104	$2,441,944	$949,094

Accumulated Net Investment Income (Loss), End of Period	$33	$33	$27	$26	$(18)	$13

Amounts designated as “—” are $0 or have been rounded to $0.

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS (continued)
RIDGEWORTH FUNDS  For the Periods Indicated  (Amounts in thousands)

					U.S. Government
	Prime Quality Money		Tax-Exempt Money		Securities Money
	Market Fund		Market Fund		Market Fund
	04/01/07-	04/01/06-	04/01/07-	04/01/06-	04/01/07-	04/01/06-
	03/31/08	03/31/07	03/31/08	03/31/07	03/31/08	03/31/07

Capital Transactions:
I Shares:
Proceeds from Shares Issued	$5,562,214	$4,179,973	$2,388,440	$1,706,593	$2,368,401	$1,415,785
Dividends Reinvested	18,302	16,752	8	105	328	656
Cost of Shares Redeemed	(4,993,485)	(3,924,831)	(1,972,418)	(1,721,806)	(951,500)	(1,139,198)

Change in Net Assets from I Shares	587,031	271,894	416,030	(15,108)	1,417,229	277,243

A Shares:
Proceeds from Shares Issued	2,874,940	3,355,734	724,129	665,313	411,165	380,290
Dividends Reinvested	270,896	223,647	17,508	18,439	11,103	10,691
Cost of Shares Redeemed	(2,538,480)	(1,673,732)	(745,640)	(760,538)	(346,617)	(386,682)

Change in Net Assets from A Shares	607,356	1,905,649	(4,003)	(76,786)	75,651	4,299

C Shares:
Proceeds from Shares Issued	1,253	1,252	N/A	N/A	N/A	N/A
Dividends Reinvested	144	154	N/A	N/A	N/A	N/A
Cost of Shares Redeemed	(1,001)	(1,663)	N/A	N/A	N/A	N/A

Change in Net Assets from C Shares	396	(257)	N/A	N/A	N/A	N/A

Change in Net Assets from Capital Transactions	$1,194,783	$2,177,286	$412,027	$(91,894)	$1,492,880	$281,542

Share Transactions:
I Shares:
Issued	5,562,214	4,179,973	2,388,440	1,706,593	2,368,401	1,415,785
Reinvested	18,302	16,752	8	105	328	656
Redeemed	(4,993,485)	(3,924,831)	(1,972,418)	(1,721,806)	(951,500)	(1,139,198)

Change in I Shares	587,031	271,894	416,030	(15,108)	1,417,229	277,243

A Shares:
Issued	2,874,940	3,355,734	724,129	665,313	411,165	380,290
Reinvested	270,896	223,647	17,508	18,439	11,103	10,691
Redeemed	(2,538,480)	(1,673,732)	(745,640)	(760,538)	(346,617)	(386,682)

Change in A Shares	607,356	1,905,649	(4,003)	(76,786)	75,651	4,299

C Shares:
Issued	1,253	1,252	N/A	N/A	N/A	N/A
Reinvested	144	154	N/A	N/A	N/A	N/A
Redeemed	(1,001)	(1,663)	N/A	N/A	N/A	N/A

Change in C Shares	396	(257)	N/A	N/A	N/A	N/A

Change in Shares	1,194,783	2,177,286	412,027	(91,894)	1,492,880	281,542

Amounts designated as “—” are $0 or have been rounded to $0.

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS (continued)
RIDGEWORTH FUNDS  For the Periods Indicated  (Amounts in thousands)

	U.S. Treasury Money		Virginia Tax-Free Money
	Market Fund		Market Fund
	04/01/07-	04/01/06-	04/01/07-	04/01/06-
	03/31/08	03/31/07	03/31/08	03/31/07

Operations:
Net Investment Income (Loss)	$40,159	$62,652	$19,247	$16,709
Net Realized Gain (Loss) from Investments	31	—	147	—

Change in Net Assets from Operations	40,190	62,652	19,394	16,709

Dividends and Distributions to Shareholders:
Net Investment Income:
I Shares	(38,384)	(61,585)	(8,010)	(6,879)
A Shares	(1,775)	(1,049)	(11,237)	(9,822)
Net Realized Gains:
I Shares	—	—	(36)	(2)
A Shares	—	—	(56)	(2)

Total Dividends and Distributions	(40,159)	(62,634)	(19,339)	(16,705)

Change in Net Assets from Capital Transactions	175,144	(605,937)	104,392	78,657

Change in Net Assets	175,175	(605,919)	104,447	78,661

Net Assets:
Beginning of Period	1,056,619	1,662,538	608,732	530,071

End of Period	$1,231,794	$1,056,619	$713,179	$608,732

Accumulated Net Investment Income (Loss), End of Period	$80	$80	$13	$13

Amounts designated as “—” are $0 or have been rounded to $0.

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS (concluded)
RIDGEWORTH FUNDS  For the Periods Indicated  (Amounts in thousands)

	U.S. Treasury Money		Virginia Tax-Free Money
	Market Fund		Market Fund
	04/01/07-	04/01/06-	04/01/07-	04/01/06-
	03/31/08	03/31/07	03/31/08	03/31/07

Capital Transactions:
I Shares:
Proceeds from Shares Issued	$3,607,616	$3,869,543	$520,612	$350,300
Dividends Reinvested	337	387	1,179	1,075
Cost of Shares Redeemed	(3,502,714)	(4,495,054)	(457,068)	(347,504)

Change in Net Assets from I Shares	105,239	(625,124)	64,723	3,871

A Shares:
Proceeds from Shares Issued	365,712	64,373	482,660	426,820
Dividends Reinvested	1,775	1,049	11,293	9,824
Cost of Shares Redeemed	(297,582)	(46,235)	(454,284)	(361,858)

Change in Net Assets from A Shares	69,905	19,187	39,669	74,786

Change in Net Assets from Capital Transactions	$175,144	$(605,937)	$104,392	$78,657

Share Transactions:
I Shares:
Issued	3,607,616	3,869,543	520,612	350,299
Reinvested	337	387	1,179	1,075
Redeemed	(3,502,714)	(4,495,054)	(457,068)	(347,504)

Change in I Shares	105,239	(625,124)	64,723	3,870

A Shares:
Issued	365,712	64,373	482,660	426,820
Reinvested	1,775	1,049	11,293	9,824
Redeemed	(297,582)	(46,235)	(454,284)	(361,858)

Change in A Shares	69,905	19,187	39,669	74,786

Change in Shares	175,144	(605,937)	104,392	78,656

Amounts designated as “—” are $0 or have been rounded to $0.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
RIDGEWORTH FUNDS  Selected Data For a Share of Beneficial Interest Outstanding Throughout the Periods Indicated.

														Ratio of
													Ratio of	Expenses to
				Net								Ratio of	Net	Average
				Realized								Net	Investment	Net Assets
				and			Distributions		Net			Expenses	Income	(Excluding
	Net Asset	Net		Unrealized		Dividends	from	Total	Asset			to	to	Waivers,
	Value,	Investment		Gains		from Net	Realized	Dividends	Value,		Net Assets,	Average	Average	Reimbursements	Portfolio
	Beginning	Income		(Losses) on	Total From	Investment	Capital	and	End of	Total	End of	Net	Net	and Expense	Turnover
	of Period	(Loss)		Investments	Operations	Income	Gains	Distributions	Period	Return(1)	Period (000)	Assets(2)	Assets(2)	Offset)(2)	Rate(3)
Georgia Tax-Exempt Bond Fund
I Shares
Year Ended March 31, 2008	$10.25	$0.39		$(0.33)	$0.06	$(0.36)	$—	$(0.36)	$9.95	0.60%	$169,453	0.59%	3.83%	0.60%	30%
Year Ended March 31, 2007	10.16	0.37		0.13	0.50	(0.40)	(0.01)	(0.41)	10.25	4.95	142,485	0.60	3.71	0.60	61
Year Ended March 31, 2006	10.21	0.36	(a)	(0.04)	0.32	(0.36)	(0.01)	(0.37)	10.16	3.19	115,929	0.64	3.53	0.66	43
Period Ended March 31, 2005†	10.24	0.28		0.20	0.48	(0.27)	(0.24)	(0.51)	10.21	4.73	96,503	0.67	3.31	0.71	52
Year Ended May 31, 2004	10.89	0.34	(a)	(0.58)	(0.24)	(0.34)	(0.07)	(0.41)	10.24	(2.18)	98,113	0.71	3.26	0.76	100
Year Ended May 31, 2003	10.29	0.38		0.60	0.98	(0.38)	—	(0.38)	10.89	9.64	98,866	0.71	3.55	0.76	17
A Shares
Year Ended March 31, 2008	10.26	0.38		(0.32)	0.06	(0.35)	—	(0.35)	9.97	0.54	4,164	0.74	3.63	0.75	30
Year Ended March 31, 2007	10.18	0.35		0.12	0.47	(0.38)	(0.01)	(0.39)	10.26	4.68	3,592	0.75	3.56	0.75	61
Year Ended March 31, 2006	10.22	0.35	(a)	(0.03)	0.32	(0.35)	(0.01)	(0.36)	10.18	3.12	3,711	0.79	3.38	0.81	43
Period Ended March 31, 2005†	10.25	0.27		0.20	0.47	(0.26)	(0.24)	(0.50)	10.22	4.57	2,660	0.86	3.12	0.99	52
Year Ended May 31, 2004	10.90	0.32	(a)	(0.58)	(0.26)	(0.32)	(0.07)	(0.39)	10.25	(2.39)	2,735	0.92	3.06	1.36	100
Year Ended May 31, 2003	10.31	0.35		0.59	0.94	(0.35)	—	(0.35)	10.90	9.29	2,630	0.92	3.34	1.41	17
C Shares
Year Ended March 31, 2008	10.25	0.28		(0.31)	(0.03)	(0.26)	—	(0.26)	9.96	(0.31)	5,063	1.59	2.75	1.60	30
Year Ended March 31, 2007	10.17	0.26		0.12	0.38	(0.29)	(0.01)	(0.30)	10.25	3.81	6,508	1.60	2.74	1.60	61
Year Ended March 31, 2006	10.22	0.27	(a)	(0.04)	0.23	(0.27)	(0.01)	(0.28)	10.17	2.25	9,567	1.57	2.61	1.67	43
Period Ended March 31, 2005†	10.25	0.22		0.20	0.42	(0.21)	(0.24)	(0.45)	10.22	4.09	10,664	1.42	2.56	1.73	52
Year Ended May 31, 2004	10.90	0.27	(a)	(0.58)	(0.31)	(0.27)	(0.07)	(0.34)	10.25	(2.87)	13,351	1.42	2.55	1.84	100
Year Ended May 31, 2003	10.30	0.30		0.60	0.90	(0.30)	—	(0.30)	10.90	8.86	16,591	1.42	2.84	1.84	17
High Grade Municipal Bond Fund
I Shares
Year Ended March 31, 2008	10.92	0.37		(0.09)	0.28	(0.37)	(0.03)	(0.40)	10.80	2.58	173,975	0.66	3.40	0.66	183
Year Ended March 31, 2007	10.82	0.37		0.12	0.49	(0.37)	(0.02)	(0.39)	10.92	4.54	163,707	0.60	3.37	0.61	128
Year Ended March 31, 2006	10.90	0.34		(0.03)	0.31	(0.34)	(0.05)	(0.39)	10.82	2.90	165,341	0.63	3.13	0.65	90
Period Ended March 31, 2005†	10.93	0.26		0.10	0.36	(0.26)	(0.13)	(0.39)	10.90	3.31	157,500	0.67	2.84	0.71	66
Year Ended May 31, 2004	11.69	0.32	(a)	(0.56)	(0.24)	(0.32)	(0.20)	(0.52)	10.93	(2.07)	165,065	0.71	2.82	0.75	56
Year Ended May 31, 2003	10.95	0.40		0.79	1.19	(0.40)	(0.05)	(0.45)	11.69	11.13	147,423	0.71	3.54	0.75	62
A Shares
Year Ended March 31, 2008	10.93	0.35		(0.10)	0.25	(0.35)	(0.03)	(0.38)	10.80	2.33	2,442	0.81	3.26	0.81	183
Year Ended March 31, 2007	10.83	0.35		0.12	0.47	(0.35)	(0.02)	(0.37)	10.93	4.38	2,844	0.75	3.23	0.76	128
Year Ended March 31, 2006	10.91	0.33		(0.03)	0.30	(0.33)	(0.05)	(0.38)	10.83	2.73	5,077	0.80	2.98	0.81	90
Period Ended March 31, 2005†	10.93	0.25		0.11	0.36	(0.25)	(0.13)	(0.38)	10.91	3.24	6,129	0.86	2.65	0.94	66
Year Ended May 31, 2004	11.69	0.30	(a)	(0.56)	(0.26)	(0.30)	(0.20)	(0.50)	10.93	(2.28)	5,906	0.92	2.62	1.13	56
Year Ended May 31, 2003	10.95	0.38		0.79	1.17	(0.38)	(0.05)	(0.43)	11.69	10.89	8,191	0.92	3.29	1.13	62

See Notes to Financial Highlights and Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
RIDGEWORTH FUNDS  Selected Data For a Share of Beneficial Interest Outstanding Throughout the Periods Indicated.

														Ratio of
													Ratio of	Expenses to
				Net								Ratio of	Net	Average
				Realized								Net	Investment	Net Assets
				and			Distributions		Net			Expenses	Income	(Excluding
	Net Asset	Net		Unrealized		Dividends	from	Total	Asset			to	to	Waivers,
	Value,	Investment		Gains		from Net	Realized	Dividends	Value,		Net Assets,	Average	Average	Reimbursements	Portfolio
	Beginning	Income		(Losses) on	Total From	Investment	Capital	and	End of	Total	End of	Net	Net	and Expense	Turnover
	of Period	(Loss)		Investments	Operations	Income	Gains	Distributions	Period	Return(1)	Period (000)	Assets(2)	Assets(2)	Offset)(2)	Rate(3)
High Grade Municipal Bond Fund
C Shares
Year Ended March 31, 2008	$10.95	$0.26		$(0.10)	$0.16	$(0.26)	$(0.03)	$(0.29)	$10.82	1.46%	$5,069	1.66%	2.40%	1.66%	183%
Year Ended March 31, 2007	10.85	0.26		0.12	0.38	(0.26)	(0.02)	(0.28)	10.95	3.49	6,724	1.60	2.37	1.61	128
Year Ended March 31, 2006	10.93	0.24		(0.03)	0.21	(0.24)	(0.05)	(0.29)	10.85	1.95	8,783	1.56	2.22	1.66	90
Period Ended March 31, 2005†	10.96	0.19		0.10	0.29	(0.19)	(0.13)	(0.32)	10.93	2.66	12,347	1.42	2.09	1.73	66
Year Ended May 31, 2004	11.71	0.24	(a)	(0.55)	(0.31)	(0.24)	(0.20)	(0.44)	10.96	(2.68)	19,952	1.42	2.14	1.81	56
Year Ended May 31, 2003	10.97	0.32		0.79	1.11	(0.32)	(0.05)	(0.37)	11.71	10.32	40,241	1.42	2.81	1.80	62
High Income Fund(4)
I Shares
Year Ended March 31, 2008	7.36	0.57		(0.82)	(0.25)	(0.58)	(0.13)	(0.71)	6.40	(3.68)	30,587	0.70	8.23	0.71	403
Year Ended March 31, 2007	6.97	0.58		0.39	0.97	(0.58)	—	(0.58)	7.36	14.58	42,809	0.70	8.11	0.71	379
Year Ended March 31, 2006	7.38	0.55		(0.03)	0.52	(0.55)	(0.38)	(0.93)	6.97	7.53	36,764	0.72	7.64	0.82	208
Period Ended March 31, 2005†	7.38	0.46		0.21	0.67	(0.46)	(0.21)	(0.67)	7.38	9.31	51,318	0.73	7.47	0.87	191
Year Ended May 31, 2004	7.16	0.62	(a)	0.22	0.84	(0.62)	—	(0.62)	7.38	11.94	71,314	0.76	8.27	0.91	49
Year Ended May 31, 2003	7.25	0.61		(0.09)	0.52	(0.61)	—	(0.61)	7.16	8.19	100,852	0.78	8.95	0.93	20
A Shares
Year Ended March 31, 2008	7.37	0.55		(0.82)	(0.27)	(0.56)	(0.13)	(0.69)	6.41	(3.96)	847	1.00	7.95	1.02	403
Year Ended March 31, 2007	6.98	0.56		0.39	0.95	(0.56)	—	(0.56)	7.37	14.22	498	1.00	7.86	1.01	379
Year Ended March 31, 2006	7.39	0.53		(0.03)	0.50	(0.53)	(0.38)	(0.91)	6.98	7.20	403	1.03	7.36	1.13	208
Period Ended March 31, 2005†	7.38	0.44		0.22	0.66	(0.44)	(0.21)	(0.65)	7.39	9.17	739	1.03	7.34	1.39	191
Period Ended May 31, 2004	7.39	0.35	(a)	(0.01)	0.34	(0.35)	—	(0.35)	7.38	4.61	1,508	1.10	7.80	1.88	49
C Shares
Year Ended March 31, 2008	7.36	0.50		(0.82)	(0.32)	(0.51)	(0.13)	(0.64)	6.40	(4.63)	20,546	1.71	7.24	1.72	403
Year Ended March 31, 2007	6.97	0.51		0.39	0.90	(0.51)	—	(0.51)	7.36	13.45	28,862	1.70	7.11	1.71	379
Year Ended March 31, 2006	7.38	0.49		(0.03)	0.46	(0.49)	(0.38)	(0.87)	6.97	6.57	36,062	1.62	6.78	1.83	208
Period Ended March 31, 2005†	7.38	0.42		0.21	0.63	(0.42)	(0.21)	(0.63)	7.38	8.69	52,847	1.40	6.78	1.88	191
Year Ended May 31, 2004	7.16	0.57	(a)	0.22	0.79	(0.57)	—	(0.57)	7.38	11.23	75,693	1.40	7.62	1.98	49
Year Ended May 31, 2003	7.25	0.57		(0.09)	0.48	(0.57)	—	(0.57)	7.16	7.52	64,418	1.40	8.43	2.00	20
Intermediate Bond Fund(4)
I Shares
Year Ended March 31, 2008	9.96	0.50		0.33	0.83	(0.49)	(0.01)	(0.50)	10.29	8.57	812,982	0.29	4.80	0.30	254
Year Ended March 31, 2007	9.85	0.46	(a)	0.11	0.57	(0.46)	—	(0.46)	9.96	5.97	94,136	0.31	4.67	0.31	225
Year Ended March 31, 2006	10.08	0.38		(0.21)	0.17	(0.39)	(0.01)	(0.40)	9.85	1.76	78,187	0.31	3.88	0.31	154
Period Ended March 31, 2005	10.37	0.14		(0.21)	(0.07)	(0.14)	(0.08)	(0.22)	10.08	(0.75)	47,981	0.29	3.25	0.29	94
Year Ended October 31, 2004††	10.23	0.34		0.14	0.48	(0.34)	—	(0.34)	10.37	4.73	35,848	0.45	3.25	0.59	130
Year Ended October 31, 2003	10.12	0.37		0.15	0.52	(0.41)	—	(0.41)	10.23	5.16	28,689	0.45	3.42	0.56	277
A Shares
Year Ended March 31, 2008	9.95	0.47		0.34	0.81	(0.46)	(0.01)	(0.47)	10.29	8.39	736	0.55	4.60	0.55	254
Year Ended March 31, 2007	9.85	0.44	(a)	0.10	0.54	(0.44)	—	(0.44)	9.95	5.62	105	0.58	4.72	0.58	225
Year Ended March 31, 2006	10.08	0.39		(0.25)	0.14	(0.36)	(0.01)	(0.37)	9.85	1.39	4	0.56	3.83	0.57	154
Period Ended March 31, 2005	10.36	0.13		(0.21)	(0.08)	(0.12)	(0.08)	(0.20)	10.08	(0.82)	1	0.63	2.84	0.63	94
Period Ended October 31, 2004††	10.32	0.02		0.04	0.06	(0.02)	—	(0.02)	10.36	0.53	1	0.71	2.58	0.71	130

See Notes to Financial Highlights and Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
RIDGEWORTH FUNDS  Selected Data For a Share of Beneficial Interest Outstanding Throughout the Periods Indicated.

														Ratio of
													Ratio of	Expenses to
				Net								Ratio of	Net	Average
				Realized								Net	Investment	Net Assets
				and			Distributions		Net			Expenses	Income	(Excluding
	Net Asset	Net		Unrealized		Dividends	from	Total	Asset			to	to	Waivers,
	Value,	Investment		Gains		from Net	Realized	Dividends	Value,		Net Assets,	Average	Average	Reimbursements	Portfolio
	Beginning	Income		(Losses) on	Total From	Investment	Capital	and	End of	Total	End of	Net	Net	and Expense	Turnover
	of Period	(Loss)		Investments	Operations	Income	Gains	Distributions	Period	Return(1)	Period (000)	Assets(2)	Assets(2)	Offset)(2)	Rate(3)
Intermediate Bond Fund(4)
C Shares
Year Ended March 31, 2008	$9.95	$0.28		$0.34	$0.62	$(0.27)	$(0.01)	$(0.28)	$10.29	6.35%	$9	1.32%	3.66%	1.32%	254%
Year Ended March 31, 2007	9.85	0.36	(a)	0.12	0.48	(0.38)	—	(0.38)	9.95	4.92	1	1.31	3.61	1.31	225
Year Ended March 31, 2006	10.08	0.28		(0.21)	0.07	(0.29)	(0.01)	(0.30)	9.85	0.74	68	1.24	2.86	1.25	154
Period Ended March 31, 2005	10.36	0.11		(0.21)	(0.10)	(0.10)	(0.08)	(0.18)	10.08	(0.96)	1	0.91	2.47	1.36	94
Period Ended October 31, 2004††	10.32	0.01		0.04	0.05	(0.01)	—	(0.01)	10.36	0.51	1	1.00	2.22	1.41	130
Investment Grade Bond Fund
I Shares
Year Ended March 31, 2008	10.49	0.50		0.26	0.76	(0.51)	—	(0.51)	10.74	7.47	385,110	0.56	4.82	0.56	227
Year Ended March 31, 2007	10.40	0.49		0.10	0.59	(0.50)	—	(0.50)	10.49	5.79	394,196	0.55	4.70	0.55	240
Year Ended March 31, 2006	10.51	0.42		(0.11)	0.31	(0.42)	—	(0.42)	10.40	2.94	480,024	0.65	3.91	0.65	171
Period Ended March 31, 2005†	10.31	0.29		0.19	0.48	(0.28)	—	(0.28)	10.51	4.71	602,995	0.78	3.31	0.80	268
Year Ended May 31, 2004	10.94	0.35	(a)	(0.60)	(0.25)	(0.38)	—	(0.38)	10.31	(2.31)	578,345	0.82	3.29	0.84	119
Year Ended May 31, 2003	10.24	0.40		0.76	1.16	(0.46)	—	(0.46)	10.94	11.61	821,342	0.81	3.92	0.83	137
A Shares
Year Ended March 31, 2008	10.49	0.47		0.26	0.73	(0.48)	—	(0.48)	10.74	7.15	14,495	0.86	4.54	0.86	227
Year Ended March 31, 2007	10.40	0.46		0.10	0.56	(0.47)	—	(0.47)	10.49	5.48	16,526	0.85	4.40	0.85	240
Year Ended March 31, 2006	10.50	0.38		(0.10)	0.28	(0.38)	—	(0.38)	10.40	2.69	20,210	1.00	3.57	1.00	171
Period Ended March 31, 2005†	10.31	0.26		0.18	0.44	(0.25)	—	(0.25)	10.50	4.24	23,687	1.21	2.90	1.26	268
Year Ended May 31, 2004	10.94	0.31	(a)	(0.60)	(0.29)	(0.34)	—	(0.34)	10.31	(2.70)	31,263	1.22	2.90	1.38	119
Year Ended May 31, 2003	10.24	0.38		0.74	1.12	(0.42)	—	(0.42)	10.94	11.16	34,874	1.22	3.45	1.38	137
C Shares
Year Ended March 31, 2008	10.50	0.40		0.26	0.66	(0.41)	—	(0.41)	10.75	6.40	7,709	1.56	3.83	1.56	227
Year Ended March 31, 2007	10.40	0.38		0.11	0.49	(0.39)	—	(0.39)	10.50	4.84	9,024	1.55	3.69	1.55	240
Year Ended March 31, 2006	10.51	0.31		(0.11)	0.20	(0.31)	—	(0.31)	10.40	1.94	13,580	1.63	2.93	1.66	171
Period Ended March 31, 2005†	10.31	0.21		0.19	0.40	(0.20)	—	(0.20)	10.51	3.90	17,923	1.71	2.39	1.84	268
Year Ended May 31, 2004	10.95	0.25	(a)	(0.60)	(0.35)	(0.29)	—	(0.29)	10.31	(3.27)	24,327	1.71	2.40	2.00	119
Year Ended May 31, 2003	10.25	0.31		0.76	1.07	(0.37)	—	(0.37)	10.95	10.61	37,810	1.71	3.01	1.97	137
Investment Grade Tax-Exempt Bond Fund
I Shares
Year Ended March 31, 2008	11.47	0.38		0.15	0.53	(0.38)	(0.03)	(0.41)	11.59	4.73	546,323	0.57	3.32	0.57	189
Year Ended March 31, 2007	11.38	0.38		0.12	0.50	(0.37)	(0.04)	(0.41)	11.47	4.51	410,473	0.55	3.28	0.55	214
Year Ended March 31, 2006	11.45	0.33		0.01	0.34	(0.33)	(0.08)	(0.41)	11.38	2.92	300,986	0.64	2.84	0.64	237
Period Ended March 31, 2005†	11.44	0.23		0.20	0.43	(0.24)	(0.18)	(0.42)	11.45	3.74	259,542	0.77	2.36	0.80	178
Year Ended May 31, 2004	12.01	0.27	(a)	(0.32)	(0.05)	(0.27)	(0.25)	(0.52)	11.44	(0.45)	205,266	0.81	2.33	0.84	242
Year Ended May 31, 2003	11.57	0.30		0.90	1.20	(0.30)	(0.46)	(0.76)	12.01	10.80	185,485	0.81	2.57	0.84	329
A Shares
Year Ended March 31, 2008	11.48	0.35		0.15	0.50	(0.35)	(0.03)	(0.38)	11.60	4.41	10,869	0.87	3.02	0.87	189
Year Ended March 31, 2007	11.39	0.34		0.13	0.47	(0.34)	(0.04)	(0.38)	11.48	4.20	11,723	0.85	2.97	0.85	214
Year Ended March 31, 2006	11.46	0.29		0.01	0.30	(0.29)	(0.08)	(0.37)	11.39	2.57	16,182	0.99	2.49	0.99	237
Period Ended March 31, 2005†	11.46	0.19		0.19	0.38	(0.20)	(0.18)	(0.38)	11.46	3.28	17,430	1.20	1.93	1.26	178
Year Ended May 31, 2004	12.03	0.23	(a)	(0.33)	(0.10)	(0.22)	(0.25)	(0.47)	11.46	(0.85)	19,086	1.22	1.92	1.36	242
Year Ended May 31, 2003	11.58	0.25		0.91	1.16	(0.25)	(0.46)	(0.71)	12.03	10.42	21,756	1.22	2.16	1.36	329

See Notes to Financial Highlights and Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
RIDGEWORTH FUNDS  Selected Data For a Share of Beneficial Interest Outstanding Throughout the Periods Indicated.

														Ratio of
													Ratio of	Expenses to
				Net								Ratio of	Net	Average
				Realized								Net	Investment	Net Assets
				and			Distributions		Net			Expenses	Income	(Excluding
	Net Asset	Net		Unrealized		Dividends	from	Total	Asset			to	to	Waivers,
	Value,	Investment		Gains		from Net	Realized	Dividends	Value,		Net Assets,	Average	Average	Reimbursements	Portfolio
	Beginning	Income		(Losses) on	Total From	Investment	Capital	and	End of	Total	End of	Net	Net	and Expense	Turnover
	of Period	(Loss)		Investments	Operations	Income	Gains	Distributions	Period	Return(1)	Period (000)	Assets(2)	Assets(2)	Offset)(2)	Rate(3)
Investment Grade Tax-Exempt Bond Fund
C Shares
Year Ended March 31, 2008	$11.46	$0.26		$0.16	$0.42	$(0.27)	$(0.03)	$(0.30)	$11.58	3.69%	$5,983	1.57%	2.33%	1.57%	189%
Year Ended March 31, 2007	11.37	0.26		0.13	0.39	(0.26)	(0.04)	(0.30)	11.46	3.48	7,254	1.55	2.27	1.55	214
Year Ended March 31, 2006	11.44	0.21		0.01	0.22	(0.21)	(0.08)	(0.29)	11.37	1.92	10,284	1.65	1.85	1.67	237
Period Ended March 31, 2005†	11.44	0.14		0.19	0.33	(0.15)	(0.18)	(0.33)	11.44	2.86	15,612	1.70	1.43	1.82	178
Year Ended May 31, 2004	12.01	0.17	(a)	(0.32)	(0.15)	(0.17)	(0.25)	(0.42)	11.44	(1.33)	22,969	1.70	1.45	1.92	242
Year Ended May 31, 2003	11.57	0.20		0.90	1.10	(0.20)	(0.46)	(0.66)	12.01	9.82	32,684	1.70	1.68	1.91	329
Limited Duration Fund
I Shares
Year Ended March 31, 2008	9.98	0.50		(0.12)	0.38	(0.49)	—	(0.49)	9.87	3.90	43,509	0.17	5.01	0.17	132
Year Ended March 31, 2007	9.99	0.51		(0.02)	0.49	(0.50)	—	(0.50)	9.98	5.04	40,291	0.14	5.03	0.14	185
Year Ended March 31, 2006	9.98	0.35		0.02	0.37	(0.36)	—	(0.36)	9.99	3.73	58,887	0.15	3.39	0.15	94
Period Ended March 31, 2005	9.98	0.08		—	0.08	(0.08)	—	(0.08)	9.98	0.84	83,315	0.16	2.12	0.16	12
Year Ended October 31, 2004††	9.98	0.11		—	0.11	(0.11)	—	(0.11)	9.98	1.09	129,259	0.20	1.04	0.26	101
Year Ended October 31, 2003	10.00	0.11		(0.02)	0.09	(0.11)	—	(0.11)	9.98	0.92	146,513	0.20	1.10	0.26	244
Limited-Term Federal Mortgage Securities Fund
I Shares
Year Ended March 31, 2008	9.94	0.46	(a)	0.03	0.49	(0.50)	—	(0.50)	9.93	5.08	85,638	0.58	4.63	0.58	154
Year Ended March 31, 2007	9.88	0.43	(a)	0.09	0.52	(0.46)	—	(0.46)	9.94	5.33	422,749	0.55	4.32	0.55	90
Year Ended March 31, 2006	10.09	0.35		(0.15)	0.20	(0.41)	—	(0.41)	9.88	2.04	369,991	0.61	3.41	0.63	81
Period Ended March 31, 2005†	10.18	0.31		(0.08)	0.23	(0.32)	—	(0.32)	10.09	2.26	407,543	0.66	3.60	0.71	41
Year Ended May 31, 2004	10.59	0.24	(a)	(0.36)	(0.12)	(0.29)	—	(0.29)	10.18	(1.10)	435,446	0.70	2.32	0.75	146
Year Ended May 31, 2003	10.31	0.29	(a)	0.42	0.71	(0.42)	(0.01)	(0.43)	10.59	6.99	320,718	0.70	2.79	0.75	117
A Shares
Year Ended March 31, 2008	9.92	0.44	(a)	0.03	0.47	(0.48)	—	(0.48)	9.91	4.88	2,670	0.78	4.46	0.78	154
Year Ended March 31, 2007	9.87	0.41	(a)	0.08	0.49	(0.44)	—	(0.44)	9.92	5.03	3,540	0.75	4.12	0.75	90
Year Ended March 31, 2006	10.07	0.30		(0.11)	0.19	(0.39)	—	(0.39)	9.87	1.93	4,398	0.83	3.21	0.85	81
Period Ended March 31, 2005†	10.16	0.29		(0.08)	0.21	(0.30)	—	(0.30)	10.07	2.07	5,854	0.90	3.47	1.00	41
Year Ended May 31, 2004	10.57	0.21	(a)	(0.35)	(0.14)	(0.27)	—	(0.27)	10.16	(1.36)	9,495	0.96	2.06	1.17	146
Year Ended May 31, 2003	10.29	0.24	(a)	0.44	0.68	(0.39)	(0.01)	(0.40)	10.57	6.72	13,668	0.96	2.33	1.20	117
C Shares
Year Ended March 31, 2008	9.94	0.36	(a)	0.03	0.39	(0.40)	—	(0.40)	9.93	4.04	10,798	1.58	3.65	1.59	154
Year Ended March 31, 2007	9.89	0.33	(a)	0.08	0.41	(0.36)	—	(0.36)	9.94	4.18	14,530	1.55	3.30	1.55	90
Year Ended March 31, 2006	10.10	0.23		(0.12)	0.11	(0.32)	—	(0.32)	9.89	1.14	20,112	1.50	2.54	1.65	81
Period Ended March 31, 2005†	10.18	0.25		(0.07)	0.18	(0.26)	—	(0.26)	10.10	1.81	34,924	1.31	3.04	1.74	41
Year Ended May 31, 2004	10.59	0.17	(a)	(0.35)	(0.18)	(0.23)	—	(0.23)	10.18	(1.71)	70,000	1.31	1.68	1.82	146
Year Ended May 31, 2003	10.31	0.21	(a)	0.43	0.64	(0.35)	(0.01)	(0.36)	10.59	6.33	166,211	1.31	1.97	1.80	117

See Notes to Financial Highlights and Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
RIDGEWORTH FUNDS  Selected Data For a Share of Beneficial Interest Outstanding Throughout the Periods Indicated.

														Ratio of
													Ratio of	Expenses to
				Net								Ratio of	Net	Average
				Realized								Net	Investment	Net Assets
				and			Distributions		Net			Expenses	Income	(Excluding
	Net Asset	Net		Unrealized		Dividends	from	Total	Asset			to	to	Waivers,
	Value,	Investment		Gains		from Net	Realized	Dividends	Value,		Net Assets,	Average	Average	Reimbursements	Portfolio
	Beginning	Income		(Losses) on	Total From	Investment	Capital	and	End of	Total	End of	Net	Net	and Expense	Turnover
	of Period	(Loss)		Investments	Operations	Income	Gains	Distributions	Period	Return(1)	Period (000)	Assets(2)	Assets(2)	Offset)(2)	Rate(3)
Maryland Municipal Bond Fund(4)
I Shares
Year Ended March 31, 2008	$10.21	$0.37		$(0.16)	$0.21	$(0.37)	$(0.01)	$(0.38)	$10.04	2.07%	$38,138	0.62%	3.66%	0.62%	23%
Year Ended March 31, 2007	10.14	0.38	(a)	0.11	0.49	(0.38)	(0.04)	(0.42)	10.21	4.93	29,513	0.63	3.75	0.63	57
Year Ended March 31, 2006	10.27	0.38		(0.04)	0.34	(0.38)	(0.09)	(0.47)	10.14	3.34	32,699	0.66	3.68	0.68	55
Period Ended March 31, 2005†	10.27	0.30		0.10	0.40	(0.31)	(0.09)	(0.40)	10.27	3.87	31,046	0.64	3.49	0.72	30
Year Ended May 31, 2004	10.94	0.36	(a)	(0.47)	(0.11)	(0.36)	(0.20)	(0.56)	10.27	(1.06)	29,735	0.72	3.39	0.80	15
Year Ended May 31, 2003	10.32	0.37		0.63	1.00	(0.37)	(0.01)	(0.38)	10.94	9.85	30,501	0.70	3.47	0.78	31
A Shares
Year Ended March 31, 2008	10.22	0.36		(0.16)	0.20	(0.36)	(0.01)	(0.37)	10.05	1.91	45	0.79	3.65	0.79	23
Year Ended March 31, 2007	10.15	0.38	(a)	0.10	0.48	(0.37)	(0.04)	(0.41)	10.22	4.77	45	0.78	3.69	0.78	57
Period Ended March 31, 2006	10.32	0.30		(0.07)	0.23	(0.31)	(0.09)	(0.40)	10.15	2.25	502	0.77	3.54	0.78	55
C Shares
Year Ended March 31, 2008	10.23	0.27		(0.16)	0.11	(0.27)	(0.01)	(0.28)	10.06	1.05	5,868	1.63	2.67	1.63	23
Year Ended March 31, 2007	10.16	0.28	(a)	0.11	0.39	(0.28)	(0.04)	(0.32)	10.23	3.88	6,873	1.63	2.75	1.63	57
Year Ended March 31, 2006	10.29	0.28		(0.04)	0.24	(0.28)	(0.09)	(0.37)	10.16	2.30	9,333	1.67	2.69	1.70	55
Period Ended March 31, 2005†	10.29	0.21		0.10	0.31	(0.22)	(0.09)	(0.31)	10.29	3.03	13,197	1.63	2.50	1.74	30
Year Ended May 31, 2004	10.96	0.26	(a)	(0.47)	(0.21)	(0.26)	(0.20)	(0.46)	10.29	(1.97)	18,897	1.64	2.46	1.82	15
Year Ended May 31, 2003	10.34	0.27		0.63	0.90	(0.27)	(0.01)	(0.28)	10.96	8.81	29,556	1.64	2.52	1.81	31
North Carolina Tax-Exempt Bond Fund(4)
I Shares
Year Ended March 31, 2008	10.05	0.37		(0.34)	0.03	(0.37)	—	(0.37)	9.71	0.26	43,046	0.61	3.69	0.61	76
Year Ended March 31, 2007	9.90	0.35	(a)	0.15	0.50	(0.35)	—	(0.35)	10.05	5.17	44,130	0.59	3.54	0.59	84
Year Ended March 31, 2006	9.87	0.31		0.03	0.34	(0.31)	—	(0.31)	9.90	3.51	41,276	0.68	3.14	0.70	85
Period Ended March 31, 2005†	9.76	0.25		0.14	0.39	(0.25)	(0.03)	(0.28)	9.87	3.97	40,798	0.75	2.78	0.82	32
Period Ended May 31, 2004	10.00	0.09		(0.24)	(0.15)	(0.09)	—	(0.09)	9.76	(1.52)	32,757	0.75	2.45	2.30	20
A Shares
Year Ended March 31, 2008	10.03	0.34		(0.34)	—	(0.35)	—	(0.35)	9.68	0.01	760	0.77	3.57	0.77	76
Year Ended March 31, 2007	9.88	0.34	(a)	0.15	0.49	(0.34)	—	(0.34)	10.03	5.02	896	0.75	3.46	0.75	84
Year Ended March 31, 2006	9.87	0.37		0.01	0.38	(0.37)	—	(0.37)	9.88	3.85	110	0.66	2.47	0.67	85
Period Ended March 31, 2005†	9.97	0.01		(0.10)	(0.09)	(0.01)	—	(0.01)	9.87	(0.89)	—	—	3.84	—	32
C Shares
Year Ended March 31, 2008(e)	10.04	0.02		(0.01)	0.01	(0.02)	—	(0.02)	10.03	0.12	—	1.62	2.62	1.62	76
Year Ended March 31, 2007	9.89	0.25	(a)	0.15	0.40	(0.25)	—	(0.25)	10.04	4.14	2	1.59	2.56	1.59	84
Year Ended March 31, 2006	9.87	0.30		0.02	0.32	(0.30)	—	(0.30)	9.89	3.23	2	1.58	2.18	1.58	85
Period Ended March 31, 2005†	9.97	0.01		(0.10)	(0.09)	(0.01)	—	(0.01)	9.87	(0.90)	—	—	3.70	—	32
Seix Floating Rate High Income Fund(4)
I Shares
Year Ended March 31, 2008	9.98	0.70		(1.06)	(0.36)	(0.70)	(0.02)	(0.72)	8.90	(3.85)	553,208	0.51	7.34	0.51	134
Year Ended March 31, 2007	9.96	0.69		0.03	0.72	(0.70)	—	(0.70)	9.98	7.47	582,861	0.51	7.03	0.51	148
Period Ended March 31, 2006	10.00	0.04		(0.04)	—	(0.04)	—	(0.04)	9.96	0.02	106,405	0.56	5.24	0.80	9
A Shares
Year Ended March 31, 2008	9.99	0.67		(1.07)	(0.40)	(0.67)	(0.02)	(0.69)	8.90	(4.25)	6,591	0.82	7.01	0.82	134
Period Ended March 31, 2007	9.94	0.60		0.06	0.66	(0.61)	—	(0.61)	9.99	6.87	10,310	0.79	6.83	0.79	148
C Shares
Period Ended March 31, 2008	9.52	0.40		(0.61)	(0.21)	(0.39)	(0.02)	(0.41)	8.90	(2.31)	216	1.49	6.43	1.49	134

See Notes to Financial Highlights and Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
RIDGEWORTH FUNDS  Selected Data For a Share of Beneficial Interest Outstanding Throughout the Periods Indicated.

														Ratio of
													Ratio of	Expenses to
				Net								Ratio of	Net	Average
				Realized								Net	Investment	Net Assets
				and			Distributions		Net			Expenses	Income	(Excluding
	Net Asset	Net		Unrealized		Dividends	from	Total	Asset			to	to	Waivers,
	Value,	Investment		Gains		from Net	Realized	Dividends	Value,		Net Assets,	Average	Average	Reimbursements	Portfolio
	Beginning	Income		(Losses) on	Total From	Investment	Capital	and	End of	Total	End of	Net	Net	and Expense	Turnover
	of Period	(Loss)		Investments	Operations	Income	Gains	Distributions	Period	Return(1)	Period (000)	Assets(2)	Assets(2)	Offset)(2)	Rate(3)
Seix High Yield Fund(4)
I Shares
Year Ended March 31, 2008	$10.84	$0.80		$(1.06)	$(0.26)	$(0.81)	$—	$(0.81)	$9.77	(2.50)%	$663,081	0.49%	7.70%	0.50%	117%
Year Ended March 31, 2007	10.69	0.74		0.15	0.89	(0.74)	—	(0.74)	10.84	8.68	1,116,851	0.48	6.92	0.48	130
Year Ended March 31, 2006	10.94	0.68		(0.10)	0.58	(0.68)	(0.15)	(0.83)	10.69	5.37	1,217,679	0.49	6.20	0.50	95
Period Ended March 31, 2005	11.42	0.29		(0.35)	(0.06)	(0.29)	(0.13)	(0.42)	10.94	(0.53)	1,391,879	0.51	6.22	0.57	42
Year Ended October 31, 2004††	11.09	0.72		0.35	1.07	(0.72)	(0.02)	(0.74)	11.42	9.97	1,689,327	0.55	6.48	0.64	73
Year Ended October 31, 2003	10.17	0.68		0.92	1.60	(0.68)	—	(0.68)	11.09	16.10	1,057,993	0.55	6.67	0.67	108
A Shares
Year Ended March 31, 2008	10.60	0.77		(1.04)	(0.27)	(0.78)	—	(0.78)	9.55	(2.65)	21,640	0.75	7.68	0.75	117
Year Ended March 31, 2007	10.45	0.72		0.15	0.87	(0.72)	—	(0.72)	10.60	8.61	29,517	0.74	6.82	0.74	130
Year Ended March 31, 2006	10.70	0.65		(0.10)	0.55	(0.65)	(0.15)	(0.80)	10.45	5.22	36,291	0.73	5.94	0.73	95
Period Ended March 31, 2005	11.18	0.28		(0.35)	(0.07)	(0.28)	(0.13)	(0.41)	10.70	(0.64)	9,706	0.78	6.12	0.85	42
Year Ended October 31, 2004††	10.75	0.56		0.45	1.01	(0.56)	(0.02)	(0.58)	11.18	9.73	15,975	0.80	6.22	0.88	73
Year Ended October 31, 2003	9.78	0.68		0.82	1.50	(0.53)	—	(0.53)	10.75	15.72	14,992	0.90	6.45	0.93	108
C Shares
Year Ended March 31, 2008	10.83	0.70		(1.05)	(0.35)	(0.71)	—	(0.71)	9.77	(3.40)	4,012	1.50	6.75	1.50	117
Year Ended March 31, 2007	10.68	0.63		0.15	0.78	(0.63)	—	(0.63)	10.83	7.62	4,970	1.48	5.92	1.48	130
Year Ended March 31, 2006	10.93	0.58		(0.10)	0.48	(0.58)	(0.15)	(0.73)	10.68	4.45	5,814	1.39	5.25	1.48	95
Period Ended March 31, 2005	11.42	0.26		(0.36)	(0.10)	(0.26)	(0.13)	(0.39)	10.93	(0.89)	3,260	1.41	5.46	1.54	42
Period Ended October 31, 2004††	11.32	0.04		0.10	0.14	(0.04)	—	(0.04)	11.42	1.20	1	1.18	6.29	1.41	73
Short-Term Bond Fund
I Shares
Year Ended March 31, 2008	9.78	0.45		0.09	0.54	(0.45)	—	(0.45)	9.87	5.63	390,659	0.45	4.58	0.46	152
Year Ended March 31, 2007	9.71	0.43	(a)	0.07	0.50	(0.43)	—	(0.43)	9.78	5.23	426,757	0.46	4.38	0.46	104
Year Ended March 31, 2006	9.73	0.32		(0.01)	0.31	(0.33)	—	(0.33)	9.71	3.24	281,282	0.55	3.32	0.57	94
Period Ended March 31, 2005†	9.84	0.20		(0.11)	0.09	(0.20)	—	(0.20)	9.73	0.96	288,502	0.66	2.48	0.71	64
Year Ended May 31, 2004	10.04	0.24	(a)	(0.19)	0.05	(0.25)	—	(0.25)	9.84	0.45	282,188	0.70	2.42	0.75	66
Year Ended May 31, 2003	10.01	0.33		0.03	0.36	(0.33)	—	(0.33)	10.04	3.70	302,708	0.70	3.34	0.75	89
A Shares
Year Ended March 31, 2008	9.81	0.43		0.08	0.51	(0.43)	—	(0.43)	9.89	5.30	3,767	0.65	4.38	0.66	152
Year Ended March 31, 2007	9.73	0.41	(a)	0.08	0.49	(0.41)	—	(0.41)	9.81	5.11	3,742	0.66	4.15	0.66	104
Year Ended March 31, 2006	9.75	0.30		(0.01)	0.29	(0.31)	—	(0.31)	9.73	3.01	5,062	0.77	3.09	0.79	94
Period Ended March 31, 2005†	9.87	0.19		(0.12)	0.07	(0.19)	—	(0.19)	9.75	0.67	5,783	0.89	2.26	1.00	64
Year Ended May 31, 2004	10.07	0.22	(a)	(0.20)	0.02	(0.22)	—	(0.22)	9.87	0.24	5,880	0.91	2.21	1.21	66
Year Ended May 31, 2003	10.04	0.31		0.03	0.34	(0.31)	—	(0.31)	10.07	3.47	5,685	0.91	3.09	1.28	89
C Shares
Year Ended March 31, 2008	9.81	0.35		0.08	0.43	(0.35)	—	(0.35)	9.89	4.46	3,477	1.46	3.58	1.46	152
Year Ended March 31, 2007	9.73	0.33	(a)	0.08	0.41	(0.33)	—	(0.33)	9.81	4.29	4,501	1.46	3.33	1.46	104
Year Ended March 31, 2006	9.75	0.24		(0.01)	0.23	(0.25)	—	(0.25)	9.73	2.34	9,559	1.42	2.44	1.59	94
Period Ended March 31, 2005†	9.86	0.16		(0.11)	0.05	(0.16)	—	(0.16)	9.75	0.46	15,114	1.26	1.88	1.74	64
Year Ended May 31, 2004	10.06	0.19	(a)	(0.20)	(0.01)	(0.19)	—	(0.19)	9.86	(0.11)	23,528	1.26	1.87	1.87	66
Year Ended May 31, 2003	10.03	0.28		0.03	0.31	(0.28)	—	(0.28)	10.06	3.11	32,608	1.26	2.74	1.85	89

See Notes to Financial Highlights and Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
RIDGEWORTH FUNDS  Selected Data For a Share of Beneficial Interest Outstanding Throughout the Periods Indicated.

															Ratio of
														Ratio of	Expenses to
				Net									Ratio of	Net	Average
				Realized									Net	Investment	Net Assets
				and				Distributions		Net			Expenses	Income	(Excluding
	Net Asset	Net		Unrealized		Dividends	Distributions	from	Total	Asset			to	to	Waivers,
	Value,	Investment		Gains		from Net	from Tax	Realized	Dividends	Value,		Net Assets,	Average	Average	Reimbursements	Portfolio
	Beginning	Income		(Losses) on	Total From	Investment	Return of	Capital	and	End of	Total	End of	Net	Net	and Expense	Turnover
	of Period	(Loss)		Investments	Operations	Income	Capital	Gains	Distributions	Period	Return(1)	Period (000)	Assets(2)	Assets(2)	Offset)(2)	Rate(3)
Short-Term U.S. Treasury Securities Fund
I Shares
Year Ended March 31, 2008	$9.86	$0.42		$0.40	$0.82	$(0.42)	$—	$—	$(0.42)	$10.26	8.56%	$62,416	0.48%	4.24%	0.49%	66%
Year Ended March 31, 2007	9.80	0.39		0.06	0.45	(0.39)	—	—	(0.39)	9.86	4.64	55,459	0.48	3.93	0.48	87
Year Ended March 31, 2006	9.91	0.28		(0.11)	0.17	(0.28)	—	—	(0.28)	9.80	1.70	54,991	0.58	2.79	0.63	151
Period Ended March 31, 2005†	10.11	0.14		(0.11)	0.03	(0.14)	—	(0.09)	(0.23)	9.91	0.35	69,935	0.65	1.68	0.71	82
Year Ended May 31, 2004	10.36	0.14	(a)	(0.13)	0.01	(0.14)	—	(0.12)	(0.26)	10.11	0.11	92,371	0.70	1.36	0.76	131
Year Ended May 31, 2003	10.20	0.22		0.22	0.44	(0.22)	—	(0.06)	(0.28)	10.36	4.31	121,617	0.69	2.07	0.75	140
A Shares
Year Ended March 31, 2008	9.85	0.41		0.40	0.81	(0.41)	—	—	(0.41)	10.25	8.37	3,800	0.66	4.07	0.67	66
Year Ended March 31, 2007	9.79	0.37		0.06	0.43	(0.37)	—	—	(0.37)	9.85	4.46	3,974	0.66	3.75	0.66	87
Year Ended March 31, 2006	9.90	0.26		(0.11)	0.15	(0.26)	—	—	(0.26)	9.79	1.52	4,336	0.76	2.60	0.82	151
Period Ended March 31, 2005†	10.10	0.13		(0.11)	0.02	(0.13)	—	(0.09)	(0.22)	9.90	0.21	6,349	0.84	1.47	0.95	82
Year Ended May 31, 2004	10.35	0.12	(a)	(0.13)	(0.01)	(0.12)	—	(0.12)	(0.24)	10.10	(0.06)	12,823	0.86	1.20	1.06	131
Year Ended May 31, 2003	10.19	0.20		0.22	0.42	(0.20)	—	(0.06)	(0.26)	10.35	4.13	15,558	0.86	1.76	1.07	140
C Shares
Year Ended March 31, 2008	9.84	0.32		0.41	0.73	(0.32)	—	—	(0.32)	10.25	7.60	8,839	1.48	3.27	1.50	66
Year Ended March 31, 2007	9.78	0.29		0.06	0.35	(0.29)	—	—	(0.29)	9.84	3.62	11,378	1.48	2.90	1.48	87
Year Ended March 31, 2006	9.89	0.20		(0.11)	0.09	(0.20)	—	—	(0.20)	9.78	0.88	19,958	1.39	1.99	1.65	151
Period Ended March 31, 2005†	10.09	0.10		(0.11)	(0.01)	(0.10)	—	(0.09)	(0.19)	9.89	(0.03)	33,796	1.12	1.22	1.74	82
Year Ended May 31, 2004	10.34	0.10	(a)	(0.13)	(0.03)	(0.10)	—	(0.12)	(0.22)	10.09	(0.30)	62,232	1.11	0.97	1.82	131
Year Ended May 31, 2003	10.18	0.17		0.22	0.39	(0.17)	—	(0.06)	(0.23)	10.34	3.88	127,757	1.11	1.59	1.79	140
Strategic Income Fund(4)
I Shares
Year Ended March 31, 2008	9.88	0.60	(a)	(0.27)	0.33	(0.61)	—	—	(0.61)	9.60	3.43	62,581	0.69	6.16	0.71	439
Year Ended March 31, 2007	9.64	0.50	(a)	0.31	0.81	(0.40)	(0.17)	—	(0.57)	9.88	8.66	86,812	0.71	5.20	0.73	397
Year Ended March 31, 2006	10.24	0.43	(a)	(0.41)	0.02	(0.44)	—	(0.18)	(0.62)	9.64	0.19	243,001	0.76	4.35	0.79	317
Period Ended March 31, 2005†	9.81	0.39	(a)	0.49	0.88	(0.39)	—	(0.06)	(0.45)	10.24	9.10	196,921	0.86	4.55	0.96	305
Year Ended May 31, 2004	9.99	0.55	(a)	(0.14)	0.41	(0.53)	—	(0.06)	(0.59)	9.81	4.15	98,570	0.90	5.53	1.00	95
Year Ended May 31, 2003	9.80	0.61		0.20	0.81	(0.62)	—	—	(0.62)	9.99	8.73	61,906	0.91	6.39	1.01	52
A Shares
Year Ended March 31, 2008	9.92	0.57	(a)	(0.27)	0.30	(0.58)	—	—	(0.58)	9.64	3.10	1,226	0.99	5.84	1.00	439
Year Ended March 31, 2007	9.68	0.49	(a)	0.30	0.79	(0.39)	(0.16)	—	(0.55)	9.92	8.31	1,144	1.01	5.10	1.03	397
Year Ended March 31, 2006	10.27	0.41	(a)	(0.41)	—	(0.41)	—	(0.18)	(0.59)	9.68	(0.01)	1,740	1.10	4.08	1.16	317
Period Ended March 31, 2005†	9.82	0.39	(a)	0.49	0.88	(0.37)	—	(0.06)	(0.43)	10.27	9.04	3,795	1.15	4.59	1.37	305
Period Ended May 31, 2004	9.93	0.33	(a)	(0.07)	0.26	(0.31)	—	(0.06)	(0.37)	9.82	2.59	4,181	1.15	5.15	1.60	95
C Shares
Year Ended March 31, 2008	9.88	0.50	(a)	(0.26)	0.24	(0.51)	—	—	(0.51)	9.61	2.50	24,777	1.70	5.17	1.71	439
Year Ended March 31, 2007	9.65	0.43	(a)	0.28	0.71	(0.34)	(0.14)	—	(0.48)	9.88	7.48	32,864	1.71	4.43	1.73	397
Year Ended March 31, 2006	10.24	0.35	(a)	(0.41)	(0.06)	(0.35)	—	(0.18)	(0.53)	9.65	(0.57)	46,679	1.63	3.53	1.83	317
Period Ended March 31, 2005†	9.81	0.37	(a)	0.46	0.83	(0.34)	—	(0.06)	(0.40)	10.24	8.60	79,792	1.42	4.34	1.98	305
Year Ended May 31, 2004	9.99	0.50	(a)	(0.14)	0.36	(0.48)	—	(0.06)	(0.54)	9.81	3.59	117,216	1.43	4.98	2.03	95
Year Ended May 31, 2003	9.80	0.57		0.19	0.76	(0.57)	—	—	(0.57)	9.99	8.16	129,965	1.43	5.67	2.04	52

See Notes to Financial Highlights and Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
RIDGEWORTH FUNDS  Selected Data For a Share of Beneficial Interest Outstanding Throughout the Periods Indicated.

														Ratio of
													Ratio of	Expenses to
				Net								Ratio of	Net	Average
				Realized								Net	Investment	Net Assets
				and			Distributions		Net			Expenses	Income	(Excluding
	Net Asset	Net		Unrealized		Dividends	from	Total	Asset			to	to	Waivers,
	Value,	Investment		Gains		from Net	Realized	Dividends	Value,		Net Assets,	Average	Average	Reimbursements	Portfolio
	Beginning	Income		(Losses) on	Total From	Investment	Capital	and	End of	Total	End of	Net	Net	and Expense	Turnover
	of Period	(Loss)		Investments	Operations	Income	Gains	Distributions	Period	Return(1)	Period (000)	Assets(2)	Assets(2)	Offset)(2)	Rate(3)
Total Return Bond Fund(4)
I Shares
Year Ended March 31, 2008	$9.96	$0.51		$0.14	$0.65	$(0.51)	$—	$(0.51)	$10.10	6.74%	$630,451	0.30%	5.14%	0.30%	248%
Year Ended March 31, 2007	9.86	0.48		0.11	0.59	(0.49)	—	(0.49)	9.96	6.16	601,676	0.30	4.97	0.30	310
Year Ended March 31, 2006	10.12	0.41		(0.24)	0.17	(0.42)	(0.01)	(0.43)	9.86	1.68	497,730	0.29	4.01	0.29	236
Period Ended March 31, 2005	10.30	0.15		(0.14)	0.01	(0.14)	(0.05)	(0.19)	10.12	0.09	176,537	0.37	3.12	0.37	150
Year Ended October 31, 2004††	10.31	0.31		0.23	0.54	(0.32)	(0.23)	(0.55)	10.30	5.49	56,019	0.45	3.03	0.59	330
Year Ended October 31, 2003	10.00	0.30		0.35	0.65	(0.34)	—	(0.34)	10.31	6.58	33,662	0.45	3.10	0.51	463
A Shares
Year Ended March 31, 2008	10.26	0.49		0.14	0.63	(0.49)	—	(0.49)	10.40	6.28	269	0.54	4.76	0.54	248
Year Ended March 31, 2007	10.15	0.46		0.12	0.58	(0.47)	—	(0.47)	10.26	5.82	324	0.54	4.57	0.54	310
Year Ended March 31, 2006	10.41	0.38		(0.24)	0.14	(0.39)	(0.01)	(0.40)	10.15	1.38	493	0.56	3.67	0.56	236
Period Ended March 31, 2005	10.60	0.12	(a)	(0.13)	(0.01)	(0.13)	(0.05)	(0.18)	10.41	(0.11)	267	0.62	2.78	0.62	150
Year Ended October 31, 2004††	10.49	0.18		0.35	0.53	(0.19)	(0.23)	(0.42)	10.60	5.22	417	0.70	2.80	0.83	330
Year Ended October 31, 2003	10.08	0.29		0.34	0.63	(0.22)	—	(0.22)	10.49	6.24	303	0.68	2.66	0.68	463
C Shares
Year Ended March 31, 2008	9.96	0.41		0.14	0.55	(0.41)	—	(0.41)	10.10	5.68	40	1.30	4.13	1.30	248
Year Ended March 31, 2007	9.86	0.38		0.11	0.49	(0.39)	—	(0.39)	9.96	5.10	29	1.30	3.96	1.30	310
Year Ended March 31, 2006	10.12	0.32		(0.24)	0.08	(0.33)	(0.01)	(0.34)	9.86	0.76	28	1.24	3.10	1.27	236
Period Ended March 31, 2005	10.30	0.11		(0.13)	(0.02)	(0.11)	(0.05)	(0.16)	10.12	(0.17)	1	1.01	2.50	1.37	150
Period Ended October 31, 2004††	10.25	0.01		0.06	0.07	(0.02)	—	(0.02)	10.30	0.65	1	1.10	2.71	1.41	330
Ultra-Short Bond Fund(b)
I Shares
Year Ended March 31, 2008	10.00	0.47		(0.09)	0.38	(0.47)	—	(0.47)	9.91	3.89	87,892	0.30	4.72	0.33	126
Year Ended March 31, 2007	9.96	0.48		0.05	0.53	(0.49)	—	(0.49)	10.00	5.44	85,646	0.28	4.58	0.28	96
Year Ended March 31, 2006	10.00	0.36		(0.04)	0.32	(0.36)	—	(0.36)	9.96	3.23	245,257	0.30	3.61	0.37	114
Period Ended March 31, 2005†	10.05	0.15		(0.05)	0.10	(0.15)	—	(0.15)	10.00	1.22	74,259	0.31	1.89	0.81	44
Year Ended May 31, 2004	10.10	0.15	(a)	(0.05)	0.10	(0.15)	—	(0.15)	10.05	1.01	112,453	0.31	1.50	0.86	83
Year Ended May 31, 2003	10.00	0.20		0.10	0.30	(0.20)	—	(0.20)	10.10	3.16	146,590	0.31	1.84	0.86	56
U.S. Government Securities Fund
I Shares
Year Ended March 31, 2008	10.29	0.50		0.30	0.80	(0.50)	—	(0.50)	10.59	8.04	491,970	0.55	4.89	0.55	134
Year Ended March 31, 2007	10.19	0.47		0.11	0.58	(0.48)	—	(0.48)	10.29	5.86	535,056	0.55	4.70	0.55	131
Year Ended March 31, 2006	10.42	0.37		(0.20)	0.17	(0.40)	—	(0.40)	10.19	1.66	316,475	0.65	3.63	0.65	118
Period Ended March 31, 2005†	10.35	0.29		0.09	0.38	(0.31)	—	(0.31)	10.42	3.74	319,058	0.77	3.41	0.80	64
Year Ended May 31, 2004	10.93	0.31	(a)	(0.50)	(0.19)	(0.35)	(0.04)	(0.39)	10.35	(1.77)	298,997	0.81	2.95	0.84	240
Year Ended May 31, 2003	10.47	0.44		0.51	0.95	(0.46)	(0.03)	(0.49)	10.93	9.25	258,585	0.81	4.00	0.84	150
A Shares
Year Ended March 31, 2008	10.29	0.47		0.30	0.77	(0.47)	—	(0.47)	10.59	7.72	3,496	0.85	4.61	0.85	134
Year Ended March 31, 2007	10.19	0.44		0.11	0.55	(0.45)	—	(0.45)	10.29	5.54	2,849	0.85	4.40	0.85	131
Year Ended March 31, 2006	10.41	0.32		(0.17)	0.15	(0.37)	—	(0.37)	10.19	1.43	3,032	0.99	3.31	0.99	118
Period Ended March 31, 2005†	10.35	0.26		0.08	0.34	(0.28)	—	(0.28)	10.41	3.32	3,080	1.17	3.17	1.28	64
Year Ended May 31, 2004	10.93	0.27	(a)	(0.50)	(0.23)	(0.31)	(0.04)	(0.35)	10.35	(2.17)	8,484	1.22	2.54	1.52	240
Year Ended May 31, 2003	10.47	0.40		0.51	0.91	(0.42)	(0.03)	(0.45)	10.93	8.79	9,333	1.22	3.59	1.45	150

See Notes to Financial Highlights and Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
RIDGEWORTH FUNDS  Selected Data For a Share of Beneficial Interest Outstanding Throughout the Periods Indicated.

														Ratio of
													Ratio of	Expenses to
				Net								Ratio of	Net	Average
				Realized								Net	Investment	Net Assets
				and			Distributions		Net			Expenses	Income	(Excluding
	Net Asset	Net		Unrealized		Dividends	from	Total	Asset			to	to	Waivers,
	Value,	Investment		Gains		from Net	Realized	Dividends	Value,		Net Assets,	Average	Average	Reimbursements	Portfolio
	Beginning	Income		(Losses) on	Total From	Investment	Capital	and	End of	Total	End of	Net	Net	and Expense	Turnover
	of Period	(Loss)		Investments	Operations	Income	Gains	Distributions	Period	Return(1)	Period (000)	Assets(2)	Assets(2)	Offset)(2)	Rate(3)
U.S. Government Securities Fund
C Shares
Year Ended March 31, 2008	$10.29	$0.40		$0.30	$0.70	$(0.40)	$—	$(0.40)	$10.59	6.97%	$4,222	1.55%	3.90%	1.55%	134%
Year Ended March 31, 2007	10.19	0.37		0.11	0.48	(0.38)	—	(0.38)	10.29	4.81	5,121	1.55	3.67	1.55	131
Year Ended March 31, 2006	10.41	0.27		(0.19)	0.08	(0.30)	—	(0.30)	10.19	0.76	7,909	1.66	2.60	1.68	118
Period Ended March 31, 2005†	10.35	0.21		0.08	0.29	(0.23)	—	(0.23)	10.41	2.83	12,229	1.74	2.50	1.85	64
Year Ended May 31, 2004	10.93	0.22	(a)	(0.50)	(0.28)	(0.26)	(0.04)	(0.30)	10.35	(2.67)	18,993	1.73	2.04	1.97	240
Year Ended May 31, 2003	10.48	0.34		0.50	0.84	(0.36)	(0.03)	(0.39)	10.93	8.14	39,423	1.73	3.10	1.93	150
U.S. Government Securities Ultra-Short Bond Fund(b)
I Shares
Year Ended March 31, 2008	9.95	0.43		0.10	0.53	(0.45)	—	(0.45)	10.03	5.41	62,904	0.28	4.33	0.33	140
Year Ended March 31, 2007	9.85	0.42		0.11	0.53	(0.43)	—	(0.43)	9.95	5.50	34,411	0.29	4.23	0.33	141
Year Ended March 31, 2006	9.90	0.36		(0.06)	0.30	(0.35)	—	(0.35)	9.85	3.12	42,616	0.29	3.41	0.47	126
Period Ended March 31, 2005†	9.95	0.20		(0.05)	0.15	(0.20)	—	(0.20)	9.90	1.36	49,623	0.18	2.02	0.71	42
Year Ended May 31, 2004	10.00	0.15	(a)	(0.05)	0.10	(0.15)	—	(0.15)	9.95	1.01	77,360	0.24	1.25	0.77	109
Year Ended May 31, 2003	9.95	0.20		0.06	0.26	(0.20)	(0.01)	(0.21)	10.00	2.80	95,277	0.23	1.76	0.76	87
Virginia Intermediate Municipal Bond Fund(4)
I Shares
Year Ended March 31, 2008	10.11	0.37		(0.02)	0.35	(0.37)	—	(0.37)	10.09	3.51	204,507	0.60	3.65	0.60	28
Year Ended March 31, 2007	10.01	0.36		0.10	0.46	(0.36)	—	(0.36)	10.11	4.67	214,908	0.59	3.59	0.60	54
Year Ended March 31, 2006	10.11	0.34		(0.03)	0.31	(0.34)	(0.07)	(0.41)	10.01	3.05	169,743	0.65	3.33	0.66	54
Period Ended March 31, 2005†	10.15	0.28		0.05	0.33	(0.28)	(0.09)	(0.37)	10.11	3.21	176,959	0.71	3.23	0.71	46
Year Ended May 31, 2004	10.68	0.34	(a)	(0.44)	(0.10)	(0.34)	(0.09)	(0.43)	10.15	(1.00)	181,558	0.75	3.23	0.75	26
Year Ended May 31, 2003	10.29	0.36		0.49	0.85	(0.36)	(0.10)	(0.46)	10.68	8.43	206,432	0.75	3.45	0.75	30
A Shares
Year Ended March 31, 2008	10.11	0.35		(0.02)	0.33	(0.35)	—	(0.35)	10.09	3.36	6,232	0.75	3.50	0.75	28
Year Ended March 31, 2007	10.01	0.35		0.10	0.45	(0.35)	—	(0.35)	10.11	4.52	5,395	0.74	3.43	0.75	54
Year Ended March 31, 2006	10.11	0.33		(0.03)	0.30	(0.33)	(0.07)	(0.40)	10.01	2.92	5,480	0.79	3.22	0.82	54
Period Ended March 31, 2005†	10.15	0.27		0.05	0.32	(0.27)	(0.09)	(0.36)	10.11	3.14	7,143	0.80	3.16	0.90	46
Year Ended May 31, 2004	10.68	0.33	(a)	(0.44)	(0.11)	(0.33)	(0.09)	(0.42)	10.15	(1.04)	10,566	0.79	3.19	1.04	26
Year Ended May 31, 2003	10.29	0.36		0.49	0.85	(0.36)	(0.10)	(0.46)	10.68	8.38	10,484	0.79	3.40	1.07	30
C Shares
Year Ended March 31, 2008	10.11	0.27		(0.02)	0.25	(0.27)	—	(0.27)	10.09	2.48	3,101	1.60	2.65	1.60	28
Year Ended March 31, 2007	10.01	0.26		0.10	0.36	(0.26)	—	(0.26)	10.11	3.64	3,289	1.60	2.63	1.61	54
Period Ended March 31, 2006	10.27	0.14		(0.19)	(0.05)	(0.14)	(0.07)	(0.21)	10.01	(0.52)	9	1.62	2.35	1.62	54

See Notes to Financial Highlights and Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
RIDGEWORTH FUNDS  Selected Data For a Share of Beneficial Interest Outstanding Throughout the Periods Indicated.

															Ratio of
													Ratio of		Expenses to
			Net									Ratio of	Net		Average
			Realized									Net	Investment		Net Assets
			and			Distributions		Net				Expenses	Income		(Excluding
	Net Asset	Net	Unrealized		Dividends	from	Total	Asset				to	to		Waivers,
	Value,	Investment	Gains		from Net	Realized	Dividends	Value,			Net Assets,	Average	Average		Reimbursements
	Beginning	Income	(Losses) on	Total From	Investment	Capital	and	End of	Total		End of	Net	Net		and Expense
	of Period	(Loss)	Investments	Operations	Income	Gains	Distributions	Period	Return(1)		Period (000)	Assets(2)	Assets(2)		Offset)(2)
Prime Quality Money Market Fund
I Shares
Year Ended March 31, 2008	$1.00	$0.04	$—	$0.04	$(0.04)	$—	$(0.04)	$1.00	4.46	%(d)	$3,834,993	0.52%	4.34	%(d)	0.52%
Year Ended March 31, 2007	1.00	0.05	—	0.05	(0.05)	—	(0.05)	1.00	4.83		3,248,781	0.53	4.73		0.53
Year Ended March 31, 2006	1.00	0.03	—	0.03	(0.03)	—	(0.03)	1.00	3.25		2,976,881	0.58	3.19		0.61
Period Ended March 31, 2005†	1.00	0.01	—	0.01	(0.01)	—	(0.01)	1.00	1.13		3,173,794	0.60	1.34		0.71
Year Ended May 31, 2004	1.00	0.01	—	0.01	(0.01)	—	(0.01)	1.00	0.52		3,477,598	0.63	0.52		0.74
Year Ended May 31, 2003	1.00	0.01	—	0.01	(0.01)	—	(0.01)	1.00	1.17		4,284,266	0.63	1.14		0.74
A Shares
Year Ended March 31, 2008	1.00	0.04	—	0.04	(0.04)	—	(0.04)	1.00	4.30	(d)	6,523,136	0.67	4.21	(d)	0.67
Year Ended March 31, 2007	1.00	0.05	—	0.05	(0.05)	—	(0.05)	1.00	4.67		5,917,224	0.68	4.59		0.68
Year Ended March 31, 2006	1.00	0.03	—	0.03	(0.03)	—	(0.03)	1.00	3.08		4,011,561	0.74	3.16		0.76
Period Ended March 31, 2005†	1.00	0.01	—	0.01	(0.01)	—	(0.01)	1.00	0.96		2,124,606	0.80	1.17		0.91
Year Ended May 31, 2004	1.00	—	—	—	—	—	—	1.00	0.34		1,851,615	0.81	0.34		0.95
Year Ended May 31, 2003	1.00	0.01	—	0.01	(0.01)	—	(0.01)	1.00	0.98		1,925,521	0.81	0.96		0.94
C Shares
Year Ended March 31, 2008	1.00	0.04	—	0.04	(0.04)	—	(0.04)	1.00	4.20	(d)	4,129	0.77	4.11	(d)	0.77
Year Ended March 31, 2007	1.00	0.04	—	0.04	(0.04)	—	(0.04)	1.00	4.57		3,733	0.78	4.47		0.78
Year Ended March 31, 2006	1.00	0.03	—	0.03	(0.03)	—	(0.03)	1.00	3.01		3,991	0.82	2.81		1.10
Period Ended March 31, 2005†	1.00	0.01	—	0.01	(0.01)	—	(0.01)	1.00	0.94		10,093	0.83	0.99		1.48
Year Ended May 31, 2004	1.00	—	—	—	—	—	—	1.00	0.22		25,444	0.93	0.21		1.59
Year Ended May 31, 2003	1.00	0.01	—	0.01	(0.01)	—	(0.01)	1.00	0.54		14,633	1.25	0.53		1.62
Tax-Exempt Money Market Fund
I Shares
Year Ended March 31, 2008	1.00	0.03	—	0.03	(0.03)	—	(0.03)	1.00	2.94		1,573,560	0.48	2.85		0.48
Year Ended March 31, 2007	1.00	0.03	—	0.03	(0.03)	—	(0.03)	1.00	3.15		1,157,688	0.48	3.10		0.48
Year Ended March 31, 2006	1.00	0.02	—	0.02	(0.02)	—	(0.02)	1.00	2.27		1,172,717	0.50	2.25		0.53
Period Ended March 31, 2005†	1.00	0.01	—	0.01	(0.01)	—	(0.01)	1.00	0.90		936,272	0.51	1.04		0.61
Year Ended May 31, 2004	1.00	—	—	—	—	—	—	1.00	0.48		978,548	0.55	0.46		0.64
Year Ended May 31, 2003	1.00	0.01	—	0.01	(0.01)	—	(0.01)	1.00	0.81		1,088,415	0.54	0.79		0.64
A Shares
Year Ended March 31, 2008	1.00	0.03	—	0.03	(0.03)	—	(0.03)	1.00	2.78		590,345	0.63	2.75		0.63
Year Ended March 31, 2007	1.00	0.03	—	0.03	(0.03)	—	(0.03)	1.00	3.00		594,416	0.63	2.95		0.63
Year Ended March 31, 2006	1.00	0.02	—	0.02	(0.02)	—	(0.02)	1.00	2.12		671,164	0.65	2.10		0.68
Period Ended March 31, 2005†	1.00	0.01	—	0.01	(0.01)	—	(0.01)	1.00	0.78		402,333	0.65	0.92		0.75
Year Ended May 31, 2004	1.00	—	—	—	—	—	—	1.00	0.35		274,543	0.67	0.34		0.80
Year Ended May 31, 2003	1.00	0.01	—	0.01	(0.01)	—	(0.01)	1.00	0.68		239,451	0.67	0.67		0.79
U.S. Government Securities Money Market Fund
I Shares
Year Ended March 31, 2008	1.00	0.04	—	0.04	(0.04)	—	(0.04)	1.00	4.12		2,108,351	0.58	3.71		0.58
Year Ended March 31, 2007	1.00	0.05	—	0.05	(0.05)	—	(0.05)	1.00	4.62		691,145	0.59	4.56		0.59
Year Ended March 31, 2006	1.00	0.03	—	0.03	(0.03)	—	(0.03)	1.00	3.07		413,893	0.62	2.99		0.65
Period Ended March 31, 2005†	1.00	0.01	—	0.01	(0.01)	—	(0.01)	1.00	1.03		517,253	0.62	1.24		0.71
Year Ended May 31, 2004	1.00	—	—	—	—	—	—	1.00	0.43		615,324	0.66	0.43		0.75
Year Ended May 31, 2003	1.00	0.01	—	0.01	(0.01)	—	(0.01)	1.00	1.01		992,560	0.65	1.00		0.74

See Notes to Financial Highlights and Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
RIDGEWORTH FUNDS  Selected Data For a Share of Beneficial Interest Outstanding Throughout the Periods Indicated.

													Ratio of
												Ratio of	Expenses to
			Net								Ratio of	Net	Average
			Realized								Net	Investment	Net Assets
			and			Distributions		Net			Expenses	Income	(Excluding
	Net Asset	Net	Unrealized		Dividends	from	Total	Asset			to	to	Waivers,
	Value,	Investment	Gains		from Net	Realized	Dividends	Value,		Net Assets,	Average	Average	Reimbursements
	Beginning	Income	(Losses) on	Total From	Investment	Capital	and	End of	Total	End of	Net	Net	and Expense
	of Period	(Loss)	Investments	Operations	Income	Gains	Distributions	Period	Return(1)	Period (000)	Assets(2)	Assets(2)	Offset)(2)
U.S. Government Securities Money Market Fund
A Shares
Year Ended March 31, 2008	$1.00	$0.04	$—	$0.04	$(0.04)	$—	$(0.04)	$1.00	3.96%	$333,593	0.74%	3.86%	0.74%
Year Ended March 31, 2007	1.00	0.04	—	0.04	(0.04)	—	(0.04)	1.00	4.46	257,949	0.74	4.37	0.74
Year Ended March 31, 2006	1.00	0.03	—	0.03	(0.03)	—	(0.03)	1.00	2.91	253,648	0.77	2.91	0.80
Period Ended March 31, 2005†	1.00	0.01	—	0.01	(0.01)	—	(0.01)	1.00	0.89	230,041	0.78	1.06	0.88
Year Ended May 31, 2004	1.00	—	—	—	—	—	—	1.00	0.28	234,100	0.80	0.28	0.92
Year Ended May 31, 2003	1.00	0.01	—	0.01	(0.01)	—	(0.01)	1.00	0.86	250,246	0.80	0.86	0.92
U.S. Treasury Money Market Fund(4)
I Shares
Year Ended March 31, 2008	1.00	0.04	—	0.04	(0.04)	—	(0.04)	1.00	3.67	1,130,334	0.58	3.57	0.59
Year Ended March 31, 2007	1.00	0.05	—	0.05	(0.05)	—	(0.05)	1.00	4.61	1,025,065	0.58	4.50	0.58
Year Ended March 31, 2006	1.00	0.03	—	0.03	(0.03)	—	(0.03)	1.00	2.99	1,650,172	0.60	2.98	0.63
Period Ended March 31, 2005†	1.00	0.01	—	0.01	(0.01)	—	(0.01)	1.00	0.99	1,407,783	0.62	1.19	0.71
Year Ended May 31, 2004	1.00	—	—	—	—	—	—	1.00	0.37	1,233,565	0.66	0.32	0.75
Year Ended May 31, 2003	1.00	0.01	—	0.01	(0.01)	—	(0.01)	1.00	0.88	1,080,779	0.65	0.81	0.74
A Shares
Year Ended March 31, 2008	1.00	0.03	—	0.03	(0.03)	—	(0.03)	1.00	3.52	101,460	0.73	3.03	0.74
Year Ended March 31, 2007	1.00	0.04	—	0.04	(0.04)	—	(0.04)	1.00	4.45	31,554	0.73	4.41	0.73
Year Ended March 31, 2006	1.00	0.03	—	0.03	(0.03)	—	(0.03)	1.00	2.84	12,366	0.75	3.12	0.76
Period Ended March 31, 2005†	1.00	0.01	—	0.01	(0.01)	—	(0.01)	1.00	0.88	303	0.75	0.97	1.48
Period Ended May 31, 2004	1.00	—	—	—	—	—	—	1.00	0.15	401	0.75	0.21	3.17 (c)
Virginia Tax-Free Money Market Fund
I Shares
Year Ended March 31, 2008	1.00	0.03	—	0.03	(0.03)	—	(0.03)	1.00	2.97	294,937	0.44	2.91	0.45
Year Ended March 31, 2007	1.00	0.03	—	0.03	(0.03)	—	(0.03)	1.00	3.14	230,191	0.45	3.09	0.45
Year Ended March 31, 2006	1.00	0.02	—	0.02	(0.02)	—	(0.02)	1.00	2.33	226,319	0.46	2.28	0.46
Period Ended March 31, 2005†	1.00	0.01	—	0.01	(0.01)	—	(0.01)	1.00	0.94	177,377	0.46	1.07	0.46
Year Ended May 31, 2004	1.00	0.01	—	0.01	(0.01)	—	(0.01)	1.00	0.56	173,959	0.50	0.51	0.50
Year Ended May 31, 2003	1.00	0.01	—	0.01	(0.01)	—	(0.01)	1.00	0.85	219,701	0.49	0.84	0.49
A Shares
Year Ended March 31, 2008	1.00	0.03	—	0.03	(0.03)	—	(0.03)	1.00	2.82	418,242	0.59	2.75	0.60
Year Ended March 31, 2007	1.00	0.03	—	0.03	(0.03)	—	(0.03)	1.00	2.98	378,541	0.60	2.94	0.60
Year Ended March 31, 2006	1.00	0.02	—	0.02	(0.02)	—	(0.02)	1.00	2.16	303,752	0.62	2.12	0.68
Period Ended March 31, 2005†	1.00	0.01	—	0.01	(0.01)	—	(0.01)	1.00	0.77	197,380	0.66	0.92	0.86
Year Ended May 31, 2004	1.00	—	—	—	—	—	—	1.00	0.38	118,339	0.67	0.34	0.90
Year Ended May 31, 2003	1.00	0.01	—	0.01	(0.01)	—	(0.01)	1.00	0.67	96,325	0.67	0.66	0.90

See Notes to Financial Highlights and Notes to Financial Statements.

NOTES TO FINANCIAL HIGHLIGHTS

(1)	Total return excludes sales charge. Not annualized for periods less than one year.

(2)	Annualized for periods less than one year.

(3)	Not annualized for periods less than one year.

(4)	The following table details the commencement of operations of certain classes of each respective fund.

Fund	Class	Commencement Date

High Income Fund	C Shares	October 27, 2003
Intermediate Bond Fund	A Shares	October 11, 2004
Intermediate Bond Fund	C Shares	October 11, 2004
Maryland Municipal Bond Fund	A Shares	April 13, 2005
North Carolina Tax-Exempt Bond Fund	I Shares	January 8, 2004
North Carolina Tax-Exempt Bond Fund	A Shares	March 21, 2005
North Carolina Tax-Exempt Bond Fund	C Shares	March 21, 2005
Seix Floating Rate High Income Fund	I Shares	March 2, 2006
Seix Floating Rate High Income Fund	A Shares	May 8, 2006
Seix Floating Rate High Income Fund	C Shares	August 3, 2007
Seix High Yield Fund	C Shares	October 11, 2004
Strategic Income Fund	A Shares	October 8, 2003
Total Return Bond Fund	C Shares	October 11, 2004
Virginia Intermediate Municipal Bond Fund	C Shares	September 1, 2005
U.S. Treasury Money Market Fund	A Shares	November 12, 2003

(a)	Per share data was calculated using the average shares method.

(b)	Financial Highlights per share amounts for the Ultra-Short Bond Fund and the U.S. Government Securities Ultra-Short Bond Fund have been adjusted for a 5:1 reverse stock split and 4.974874:1 reverse stock split, respectively which occurred on April 1, 2005, for the periods ended March 31, 2005, May 31, 2004 and May 31, 2003.

(c)	Ratio reflects the impact of the initial low level of average net assets associated with commencement of operations.

(d)	During the year ended March 31, 2008, the Fund received certain payments by an affiliate. Absent these payments, the ratio of net investment income to average net assets would have been 4.14% for I Shares, 4.01% for A Shares and 3.91% for C Shares. There was no impact to the total return as a result of these payments.

(e)	Class C was operational during a portion of the year only. Amounts reflect performance for the period of time the class had operations, which was 25 days during the period for North Carolina Tax-Exempt Bond Fund. The net asset value, end of period, presented for North Carolina Tax-Exempt Bond Fund C Shares was as of April 25, 2007, the last day the fund was operational.

†	Effective June 1, 2004, the Funds adopted a change in the amortization and accretion methodology on fixed income securities. The cumulative effect of this change in methodology was immaterial to all Funds except for the Funds noted below:

		Change to Net
	Change to Net	Realized and	Change to Ratio of Net Investment
	Investment	Unrealized Gains	Income to Average Net Assets
	Income Per Share($)	(Losses) Per Share($)	I Shares(%)	A Shares(%)	C Shares(%)
Georgia Tax-Exempt Bond Fund	0.01	(0.01)	0.16	0.14	0.14
Investment Grade Bond Fund	0.01	(0.01)	0.18	0.14	0.14
Investment Grade Tax-Exempt Bond Fund	(0.01)	0.01	(0.08)	(0.07)	(0.06)
Limited-Term Federal Mortgage Securities Fund	0.04	(0.04)	0.47	0.42	0.36
Maryland Municipal Bond Fund	(0.01)	0.01	(0.07)	(0.06)	—
North Carolina Tax-Exempt Bond Fund	(0.02)	0.02	(0.20)	—	—
Short-Term Bond Fund	0.01	(0.01)	0.08	0.07	0.06
Strategic Income Fund	0.01	(0.01)	0.22	0.14	0.13
U.S. Government Securities Fund	0.02	(0.02)	0.23	0.11	0.17
U.S. Government Securities Ultra-Short Bond Fund	0.01	(0.01)	0.24	—	—

††	Effective November 1, 2003, these Funds adopted a change in the amortization and accretion methodology on fixed income securities. The cumulative effect of this change in methodology was immaterial to all Funds except for the Fund noted below:

Change to Net
	Change to Net	Realized and	Change to Ratio of Net Investment
	Investment	Unrealized Gains	Income to Average Net Assets
	Income Per Share($)	(Losses) Per Share($)	I Shares(%)	A Shares(%)	C Shares(%)
Seix High Yield Fund	0.01	(0.01)	0.06	0.05	0.84

Amounts designated as “—” are $0 or have been rounded to $0.

NOTES TO FINANCIAL STATEMENTS
RIDGEWORTH FUNDS  March 31, 2008

1.	Organization

The RidgeWorth Funds (the STI Classic Funds changed its name to RidgeWorth Funds effective March 31, 2008) (the “Trust”) is organized as a Massachusetts business trust under a Declaration of Trust dated January 15, 1992. The Trust is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-end management investment company offering 52 funds as of March 31, 2008. The Trust is authorized to issue an unlimited number of shares without par value. The financial statements presented herein are those of the Georgia Tax-Exempt Bond Fund, High Grade Municipal Bond Fund, High Income Fund, Intermediate Bond Fund, Investment Grade Bond Fund, Investment Grade Tax-Exempt Bond Fund, Limited Duration Fund, Limited-Term Federal Mortgage Securities Fund, Maryland Municipal Bond Fund, North Carolina Tax-Exempt Bond Fund, Seix Floating Rate High Income Fund, Seix High Yield Fund, Short-Term Bond Fund, Short-Term U.S. Treasury Securities Fund, Strategic Income Fund, Total Return Bond Fund, Ultra-Short Bond Fund, U.S. Government Securities Fund, U.S. Government Securities Ultra-Short Bond Fund, Virginia Intermediate Municipal Bond Fund, Prime Quality Money Market Fund, Tax-Exempt Money Market Fund, U.S. Government Securities Money Market Fund, U.S. Treasury Money Market Fund and Virginia Tax-Free Money Market Fund (each a “Fund” and collectively the “Funds”). The financial statements of the remaining funds are presented separately. The Limited Duration Fund, Ultra-Short Bond Fund and U.S. Government Securities Ultra-Short Bond Fund may offer I Shares only. The Tax-Exempt Money Market Fund, U.S. Government Securities Money Market Fund, U.S. Treasury Money Market Fund and Virginia Tax-Free Money Market Fund offer I Shares and A Shares. The remaining Funds offer I Shares, A Shares and C Shares. The Funds’ prospectuses provide a description of each Fund’s investment objectives, policies and strategies.

The assets of each Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. Each class of shares has identical rights and privileges except with respect to the fees paid under the Distribution and Services Plan, voting rights on matters affecting a single class of shares and sales charges. The A Shares of the Funds (except Limited-Term Federal Mortgage Securities Fund, Seix Floating Rate High Income Fund, Short-Term Bond Fund, Short-Term U.S. Treasury Securities Fund, Prime Quality Money Market Fund, Tax-Exempt Money Market Fund, U.S. Government Securities Money Market Fund, U.S. Treasury Money Market Fund and Virginia Tax-Free Money Market Fund) have a maximum sales charge on purchases of 4.75% as a percentage of original purchase price. Limited-Term Federal Mortgage Securities Fund, Seix Floating Rate High Income Fund, Short-Term Bond Fund and Short-Term U.S. Treasury Securities Fund A Shares have a maximum sales charge on purchases of 2.50% as a percentage of original purchase price. Certain purchases of A Shares will not be subject to a front-end sales charge but will be subject to a contingent deferred sales charge (CDSC) of 1.00% if redeemed within one year of purchase. The C Shares have a maximum CDSC of 1.00% as a percentage of either the original purchase price or the next calculated price after the Funds receive the redemption request, whichever is less, if redeemed within one year of purchase.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust. However, based on experience, the Trust expects that risk of loss to be remote.

2.	Reorganizations

Intermediate Bond Fund — The Trust entered into a plan of reorganization on behalf of the High Quality Bond Fund and the Intermediate Bond Fund that provides for the acquisition by the Intermediate Bond Fund of all of the assets, subject to stated liabilities, of the High Quality Bond Fund in exchange for I Shares of the Intermediate Bond Fund, the distribution of such shares to the shareholders of the High Quality Bond Fund and the dissolution of the High Quality Bond Fund. The reorganization, which qualified as a tax-free exchange for federal income tax purposes, was approved by the Board of Trustees (the

NOTES TO FINANCIAL STATEMENTS (continued)
RIDGEWORTH FUNDS  March 31, 2008

“Board”) on November 14, 2006 and completed on January 31, 2007. The following is a summary of shares outstanding, net assets and net asset value per share issued immediately before and after the reorganization:

	Before Reorganization		After Reorganization
	High Quality	Intermediate	Intermediate
	Bond Fund	Bond Fund	Bond Fund

Shares	3,484,579	6,031,180	9,440,405
Net Assets	$33,737,909	$59,685,005	$93,422,914
Net Asset Value:
I Shares	$9.68	$9.90	$9.90
Net unrealized depreciation	$(120,650)	$(230,831)	$(351,481)

Total Return Bond Fund (formerly Core Bond Fund) — The Trust entered into a plan of reorganization on behalf of the Total Return Bond Fund and the Core Bond Fund that provides for the acquisition by the Core Bond Fund of all of the assets, subject to stated liabilities, of the Total Return Bond Fund in exchange for I Shares of the Core Bond Fund, the distribution of such shares to the shareholders of the Total Return Bond Fund and the dissolution of the Total Return Bond Fund. The reorganization, which qualified as a tax-free exchange for federal income tax purposes, was approved by the Board on August 8, 2006 and completed on September 29, 2006. The following is a summary of shares outstanding, net assets and net asset value per share issued immediately before and after the reorganization:

	Before Reorganization		After Reorganization
	Total Return		Core Bond
	Bond Fund	Core Bond Fund	Fund*

Shares	6,691,066	51,166,306	57,763,510
Net Assets	$65,561,317	$508,477,671	$574,038,988
Net Asset Value:
I Shares	$9.80	$9.94	$9.94
Net unrealized depreciation	$162,998	$1,666,657	$1,829,655

*	Immediately following the reorganization of the Total Return Bond Fund and the Core Bond Fund to form the Core Bond Fund, the reorganized Core Bond Fund was renamed the Total Return Bond Fund.

Virginia Intermediate Municipal Bond Fund — The Trust entered into a plan of reorganization on behalf of the Virginia Municipal Bond Fund and the Virginia Intermediate Municipal Bond Fund that provides for the acquisition by the Virginia Intermediate Municipal Bond Fund of all of the assets, subject to stated liabilities, of the Virginia Municipal Bond Fund in exchange for I Shares, A Shares and C Shares of the Virginia Intermediate Municipal Bond Fund, the distribution of such shares to the shareholders of the Virginia Municipal Bond Fund and the dissolution of the Virginia Municipal Bond Fund. The reorganization, which qualified as a tax-free exchange for federal income tax purposes, was approved by the Board on

NOTES TO FINANCIAL STATEMENTS (continued)
RIDGEWORTH FUNDS  March 31, 2008

May 9, 2006 and completed on July 31, 2006. The following is a summary of shares outstanding, net assets and net asset value per share issued immediately before and after the reorganization:

	Before Reorganization		After Reorganization
		Virginia	Virginia
		Intermediate	Intermediate
	Virginia Municipal	Municipal Bond	Municipal Bond
	Bond Fund	Fund	Fund

Shares	5,377,872	16,831,718	22,319,449
Net Assets	$54,954,122	$168,557,960	$223,512,082
Net Asset Value:
I Shares	$10.22	$10.01	$10.01
A Shares	$10.21	$10.01	$10.01
C Shares	$10.26	$10.01	$10.01
Net unrealized depreciation	$921,773	$1,673,902	$2,595,675

3.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. The actual results could differ from these estimates.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00 p.m. Eastern Time if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If available, debt securities are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sale price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. The prices for foreign securities are reported in local currency and converted to U.S. dollars at the exchange rate of such currencies against the U.S. dollar, as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time), as provided by an independent pricing service approved by the Funds’ Board. If a security price cannot be obtained from an independent, third-party pricing agent, the Funds’ accounting agent shall seek to obtain a bid price from at least one independent broker. Investments in other investment companies are valued at their respective daily net asset values.

The Prime Quality Money Market Fund, Tax-Exempt Money Market Fund, U.S. Government Securities Money Market Fund, U.S. Treasury Money Market Fund, Virginia Tax-Free Money Market Fund (the “Money Market Funds”) state investment securities at amortized cost, which approximates market value. Under the amortized cost method, premium or discount, if any, is amortized or accreted, respectively, on a constant basis to the maturity of the security.

Securities for which market prices are not “readily available” are valued in accordance with Pricing and Valuation Procedures established by the Board. The Funds’ Pricing and Valuation Procedures are performed and monitored by a Valuation Committee (the “Committee”) designated by the Board. Some

NOTES TO FINANCIAL STATEMENTS (continued)
RIDGEWORTH FUNDS  March 31, 2008

of the more common reasons which may necessitate that a security be valued using Pricing and Valuation Procedures include, but are not limited to: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security’s primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Pricing and Valuation Procedures, the Committee determines the value after taking into consideration relevant information reasonably available to the Committee.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which a Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market value at the time the Fund calculates net asset value if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last close and the time that the Fund calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If the investment adviser of a Fund becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund calculates net asset value, it shall immediately notify the Funds’ accounting agent and may preauthorize the Funds’ accounting agent to utilize a pricing service authorized by the Board (a “Fair Value Pricing Service”) that has been designed to determine a fair value. On a day when a Fair Value Pricing Service is so utilized pursuant to a preauthorization, the Committee need not meet. If the investment adviser does not pre-authorize the Funds’ accounting agent to utilize a Fair Value Pricing Service, the investment adviser will request that a Committee Meeting be called. In addition, the Funds’ accounting agent monitors price movements among certain selected indices, securities and/or groups of securities that may be an indicator that the closing prices received earlier in the day from foreign exchanges or markets may not reflect market value at the time the Fund calculates net asset value. If price movements in a monitored index or security exceed levels established by the Funds (“Trigger Points”), the Funds may use a systematic valuation model provided by an independent third party to fair value their international equity securities.

Security Transactions and Investment Income — During the period, security transactions are accounted for no later than one business day following the trade date. For financial reporting purposes, however, security transactions are accounted for on trade date on the last business day of the reporting period. Interest income is recognized on an accrual basis and includes amortization or accretion of premium or discount. Costs used in determining net realized gains and losses on the sales of investment securities are those of the specific securities sold, adjusted for the accretion or amortization of purchase discounts or premiums during the respective holding period. Dividend income is recorded on ex-dividend date.

Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: (i) market value of investment securities, other assets and liabilities at the current rate of exchange; and (ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions. The Funds do not isolate the portion of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currency contracts.

Forward Foreign Currency Contracts — Each Fund (except the Money Market Funds) may enter into forward foreign currency contracts as hedges against either specific transactions, fund positions or anticipated fund positions. All commitments are “marked-to-market” daily at the applicable foreign exchange rate and any resulting unrealized gains or losses are recorded currently. The Fund realizes gains and losses at the time forward contracts are extinguished. Unrealized gains or losses on outstanding positions in forward foreign currency contracts held at the close of the fiscal year are

NOTES TO FINANCIAL STATEMENTS (continued)
RIDGEWORTH FUNDS  March 31, 2008

recognized as ordinary income or loss for federal income tax purposes. The Fund could be exposed to risk if a counterparty is unable to meet the terms of a forward currency contract or if the value of the foreign currency changes unfavorably. As of March 31, 2008, certain Funds had outstanding forward foreign currency contracts as listed on the Schedules of Portfolio Investments.

Securities Lending — Each Fund (except the Money Market Funds) may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Trust’s Board. These loans may not exceed either (i) 50% of the sum of the market value of all securities of the Fund and the market value of securities purchased with cash collateral or (ii) 33.33% of the total market value of all securities of the Fund. No Fund will lend portfolio securities to its investment adviser or its affiliates unless it has applied for and received specific authority to do so from the Securities and Exchange Commission. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. government securities. The initial value of the collateral must be at least 102% of the market value of the securities loaned if the securities loaned are U.S. securities (105% for non-U.S. securities); and maintained in an amount equal to at least 100% (103% for non-U.S. securities) thereafter. However, due to market fluctuations during the day, the value of securities loaned on a particular day may, during the course of the day, exceed the value of collateral. On each business day, the amount of collateral is adjusted based on the prior day’s market fluctuations and the current day’s lending activity. Income from lending activity is determined by the amount of interest earned on collateral, less any amounts payable to the borrowers of the securities and the lending agent. Lending securities involves certain risks, including the risk that the Fund may be delayed or prevented from recovering the collateral if the borrower fails to return the securities.

A fee will be obtained from the borrower if letters of credit or U.S. government securities are used as collateral. Cash collateral received in connection with securities lending is invested in the Credit Suisse Enhanced Liquidity Fund (the “Portfolio”). This investment may consist of money market mutual funds registered under the 1940 Act and money market instruments including commercial paper, repurchase agreements, U.S. Treasury Bills and U.S. Agency Obligations. At March 31, 2008, the Portfolio was invested in asset backed securities, commercial paper, corporate bonds, money market mutual funds and repurchase agreements (with interest rates ranging from 2.250% to 4.655% and maturity dates ranging from 04/01/2008 to 03/12/2010).

The Funds paid securities lending fees during the year ended March 31, 2008, which have been netted against the Income from Securities Lending on the Statement of Operations. These fees are presented below (in thousands):

Fee($)

High Income Fund	15
Intermediate Bond Fund	280
Investment Grade Bond Fund	118
Limited-Term Federal Mortgage Securities Fund	1
Seix High Yield Fund	109
Short-Term Bond Fund	61
Short-Term U.S. Treasury Securities Fund	32
Strategic Income Fund	28
Total Return Bond Fund	125
U.S. Government Securities Fund	188

Repurchase Agreements — The Funds may purchase instruments from financial institutions, such as banks and broker-dealers, subject to the seller’s agreement to repurchase them at an agreed upon time and price (“repurchase agreement”). A third party custodian bank takes possession of the underlying securities (“collateral”) of a repurchase agreement, the value of which exceeds the

NOTES TO FINANCIAL STATEMENTS (continued)
RIDGEWORTH FUNDS  March 31, 2008

principal amount of the repurchase transaction, including accrued interest. In the event of default on the obligation to repurchase, each Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the repurchase agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

Securities Purchased on a When-Issued Basis — Delivery and payment for securities that have been purchased by a Fund on a forward commitment or when-issued basis can take place up to a month or more after the transaction date. During this period, such securities are subject to market fluctuations. The purchase of securities on a when-issued or forward commitment basis may increase the volatility of a Fund’s net asset value if the Fund makes such investments while remaining substantially fully invested. The Fund will segregate or earmark liquid assets in an amount at least equal in value to its commitments to purchase when-issued and forward commitment securities.

TBA Purchase Commitments — The Funds may enter into “TBA” (To Be Announced) purchase commitments to purchase securities for a fixed price at a future date beyond customary settlement time. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, generally according to the procedures described under “Security Valuation.”

Mortgage Dollar Rolls — The Funds may enter into mortgage dollar rolls (principally using TBA’s) in which a Fund sells mortgage securities for delivery in the current month and simultaneously contracts to repurchase substantially similar securities at an agreed-upon price on a fixed future date. The Funds account for such dollar rolls under the purchases and sales method and receive compensation as consideration for entering into the commitment to repurchase. The Funds must maintain liquid securities having a value not less than the repurchase price (including accrued interest) for such dollar rolls. The market value of the securities that the Funds are required to purchase may decline below the agreed upon repurchase price of those securities.

The counterparty receives all principal and interest payments, including pre-payments, made in respect of a security subject to such a contract while it is with the holder. Mortgage dollar rolls may be renewed with a new purchase and repurchase price and a cash settlement made on settlement date without physical delivery of the securities subject to the contract. The Funds engage in dollar rolls for the purpose of enhancing yield, principally by earning a negotiated fee. As of March 31, 2008, there were no open mortgage dollar rolls.

Bank Loans — The High Income Fund, Seix Floating Rate High Income Fund, Seix High Yield Fund, and Strategic Income Fund invest in first and second lien senior floating rate loans (“bank loans”). These loans are made by banks and other large financial institutions to various companies and are senior in the borrowing companies’ capital structure. Coupon rates are floating, not fixed and are tied to a benchmark lending rate. A Fund records an investment when the borrower withdraws money and records the interest as earned. Some types of senior loans in which these Funds may invest require that an open loan for a specific amount be continually offered to a borrower. These types of senior loans, commonly referred to as revolvers, contractually obligate the lender (and therefore those with an interest in the loan) to fund the loan at the borrower’s discretion. Therefore, a Fund must have funds sufficient to cover its contractual obligation. A Fund will maintain, on a daily basis, high quality, liquid assets in an amount at least equal in value to its contractual obligation to fulfill the revolving senior loan. These unfunded loan commitments, which are marked to market daily, are presented with the Schedule of Portfolio Investments. At March 31, 2008, only the Seix Floating Rate High Income Fund and the Seix High Yield Fund had unfunded loan commitments.

Swap Agreements — The High Income, Intermediate Bond, Investment Grade Bond, Investment Grade Tax-Exempt Bond, Seix Floating Rate High Income, Seix High Yield, Short-Term Bond, Strategic Income and Total Return Bond Funds may enter into swap agreements, which are two-party contracts entered

NOTES TO FINANCIAL STATEMENTS (continued)
RIDGEWORTH FUNDS  March 31, 2008

into primarily by institutional investors for periods ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested in a “basket” of securities representing a particular index. The primary risks associated with the use of swap agreements are an imperfect correlation between movements in the notional amount and the price of the underlying instruments and the inability of counterparties to perform. A Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

Swap agreements typically are settled on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of a swap agreement, at the time a Fund enters into a swap agreement or periodically during its term. Up-front receipts and payments are recorded as deferred income (liability) or expense (asset), as the case may be on the statement of assets and liabilities and then amortized to income or expense over the life of the swap contract. Until a swap agreement is settled in cash, the gain or loss on the notional amount plus income on the instruments, less the interest paid by the Fund on the notional amount, is recorded as “unrealized appreciation or depreciation on swap agreements” and, when cash is exchanged, the gain or loss realized is recorded as “realized gains or losses on swap agreements”. A Fund’s current obligations under swap agreements (offset against any amounts owing to the Fund) will be accrued daily and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating cash or other assets deemed to be liquid with the Fund’s custodian. Swap agreements do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to swap agreements is limited to the net amount of payments that a Fund is contractually obligated to make. If the other party to a swap agreement defaults, the Fund’s risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive, if any.

Credit default swap (“CDS”) agreements are a specific kind of counterparty agreement designed to transfer the third party credit risk between parties. One party in the CDS is a lender and faces credit risk from a third party, while the counterparty in the CDS agrees to insure this risk in exchange for regular periodic payments (essentially an insurance premium). If the third party defaults, the party providing insurance will have to purchase from the insured party the defaulted asset.

Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principle amount. Net periodic interest payments to be received or paid are accrued daily and are recorded as realized gains or losses on the Statements of Operations.

Futures Contracts — The Funds may invest in futures contracts for the purpose of hedging existing portfolio securities or securities it intends to purchase against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a futures contract, a Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as “variation margin,” are made periodically, depending on the daily fluctuations in the fair value of the underlying security. A gain or loss equal to the variation margin is recognized at the time the futures contract is extinguished.

Should market conditions move unexpectedly, a Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

Compensating Balances — If a Fund has a cash overdraft in excess of $100,000 it is required to deposit an amount equal to 110% of the overdraft in a compensating balance account with its

NOTES TO FINANCIAL STATEMENTS (continued)
RIDGEWORTH FUNDS  March 31, 2008

custodian, SunTrust Bank, a wholly owned subsidiary of SunTrust Banks, Inc., on the following business day. If a Fund has a positive cash balance in excess of $100,000 it is allowed to overdraw an amount equal to 90% of the balance from SunTrust Bank on the following business day. All such deposits to, and overdrafts from, the compensating balance account are non-interest bearing and are for a duration of one business day. The Strategic Income Fund does not have any compensating balance arrangements with its custodian, Brown Brothers Harriman & Co.

Restricted Securities — Certain of the Funds’ investments are restricted as to resale. As of March 31, 2008, all of these restricted securities have been deemed liquid by the Funds’ investment adviser based upon procedures approved by the Board unless stated otherwise on each Fund’s Schedule of Portfolio Investments.

Expenses — Expenses that are directly related to a specific Fund are charged to that Fund. Class specific expenses, such as distribution fees, if any, are borne by that class. Other operating expenses of the Trust are pro-rated to the Funds on the basis of relative net assets or another appropriate basis. Expenses attributable to the Trust and the RidgeWorth Variable Trust (the STI Classic Variable Trust changed its name effective May 1, 2008) (collectively, the “RidgeWorth Complex”) are allocated across the RidgeWorth Complex based upon relative net assets or another appropriate basis.

Classes — Income, non-class specific expenses and realized/unrealized gains and losses are allocated to the respective classes within a Fund on the basis of the relative daily net assets.

Dividends and Distributions to Shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income for each of the Funds are declared daily and paid monthly. Any net realized capital gains on sales of securities are distributed to shareholders at least annually. However, to the extent that net realized capital gains can be offset by capital loss carryovers, such gains will not be distributed.

Redemption Fees — Prior to November 20, 2006, for Funds other than the Money Market Funds, a redemption fee of 2% of the value of the shares sold was imposed on shares redeemed within seven days or less after the date of purchase (60 days or less for Strategic Income Fund) unless the redemption was excluded under the Funds’ Redemption Fee Policy. On November 20, 2006 the Redemption Fee Policy was removed from all Funds. For financial statement purposes, these amounts are included in the Statements of Changes in Net Assets as “Change in Net Assets from Capital Transactions”. For the period ended March 31, 2008, the Funds did not pay any redemption fees. Fees for the Funds during the year ended March 31, 2007, were as follows:

Year Ended
03/31/07($)

Investment Grade Bond Fund	5
Investment Grade Tax-Exempt Bond Fund	766
Limited-Term Federal Mortgage Securities Fund	541
Seix Floating Rate High Income Fund	1,006
Seix High Yield Fund	80
Short-Term Bond Fund	265
Strategic Income Fund	789
U.S. Government Securities Fund	662
Virginia Intermediate Municipal Bond Fund	1,440

New Accounting Pronouncements — In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement on Financial Accounting Standards (“SFAS No. 157”), “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards.

NOTES TO FINANCIAL STATEMENTS (continued)
RIDGEWORTH FUNDS  March 31, 2008

SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current GAAP from the application of this Statement related to the definition of fair value, the methods used to measure fair value and expanded disclosures about fair value measurements. As of March 31, 2008, the Funds do not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

In March 2008, the Financial Accounting Standards Board issued the Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial position, performance and cash flows. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund’s financial statements and related disclosures.

Federal Income Taxes — It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies as defined in applicable sections of the Internal Revenue Code, and to make distributions from net investment income and from net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Withholding taxes on foreign dividends have been paid or provided for in accordance with each applicable country’s tax rules and rates.

The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (i.e. foreign currency transactions and the difference between book and tax amortization methods for premium and market discounts), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

As required, effective September 28, 2007, the Trust adopted FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is more-likely-than not (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable), including the recognition of any related interest and penalties as an operating expense. Implementation of FIN 48 included a review of tax positions taken in tax years that remain subject to examination by tax authorities. The Funds are subject to federal and various state jurisdictions for income tax purposes. While the statute of limitations remains open to examine the Funds’ U.S. tax returns filed for the past four fiscal years, no examinations are in progress or anticipated at this time. The adoption of FIN 48 did not impact the Funds’ net assets or results of operations.

4.	Agreements and Other Transactions with Affiliates

Investment Advisory Agreement — The Trust and RidgeWorth Capital Management, Inc. (formerly Trusco Capital Management, Inc.), (the “Investment Adviser”) a wholly-owned subsidiary of SunTrust Banks, Inc., have entered into an investment advisory agreement.

NOTES TO FINANCIAL STATEMENTS (continued)
RIDGEWORTH FUNDS  March 31, 2008

Under the terms of the agreement, the Funds are charged annual advisory fees, which are computed daily and paid monthly based upon average daily net assets. Breakpoints are used in computing the overall annual advisory fee. The maximum annual advisory fee is charged on average daily net assets of each Fund (other than the Money Market Funds) up to $500 million. A discount of 5% applies on the next $500 million, and a discount of 10% applies on amounts over $1 billion. For the Money Market Funds, the maximum annual advisory fee is charged on average daily assets of each Money Market Fund up to $1 billion, a discount of 5% applies on the next $1.5 billion, a discount of 10% applies on amounts over $2.5 billion and a discount of 20% applies on amounts over $5 billion. Fee rates for the period April 1, 2007 through March 31, 2008 were as follows:

		Discounted
	Maximum	Annual	Advisory Fees	Net
	Annual Advisory	Advisory	Waived or	Annual
	Fee(%)	Fee(%)	Reimbursed(%)	Fees Paid(%)

Georgia Tax-Exempt Bond Fund	0.55	0.55	—	0.55
High Grade Municipal Bond Fund	0.55	0.55	—	0.55
High Income Fund	0.60	0.60	—	0.60
Intermediate Bond Fund	0.25	0.25	—	0.25
Investment Grade Bond Fund	0.50	0.50	—	0.50
Investment Grade Tax-Exempt Bond Fund	0.50	0.50	—	0.50
Limited Duration Fund	0.10	0.10	—	0.10
Limited-Term Federal Mortgage Securities Fund	0.50	0.50	—	0.50
Maryland Municipal Bond Fund	0.55	0.55	—	0.55
North Carolina Tax-Exempt Bond Fund	0.55	0.55	—	0.55
Seix Floating Rate High Income Fund	0.45	0.45	—	0.45
Seix High Yield Fund	0.45	0.44	—	0.44
Short-Term Bond Fund	0.40	0.40	—	0.40
Short-Term U.S. Treasury Securities Fund	0.40	0.40	—	0.40
Strategic Income Fund	0.60	0.60	—	0.60
Total Return Bond Fund	0.25	0.25	—	0.25
Ultra-Short Bond Fund	0.22	0.22	—	0.22
U.S. Government Securities Fund	0.50	0.50	—	0.50
U.S. Government Securities Ultra-Short Bond Fund	0.20	0.20	(0.04)	0.16
Virginia Intermediate Municipal Bond Fund	0.55	0.55	—	0.55
Prime Quality Money Market Fund	0.55	0.48	—	0.48
Tax-Exempt Money Market Fund	0.45	0.44	—	0.44
U.S. Government Securities Money Market Fund	0.55	0.54	—	0.54
U.S. Treasury Money Market Fund	0.55	0.55	(0.01)	0.54
Virginia Tax-Free Money Market Fund	0.40	0.40	—	0.40

The Investment Adviser has contractually agreed, until at least August 1, 2008, to waive fees and/or reimburse each Fund to the extent necessary to maintain each Fund’s Total Operating Expense, expressed as a percentage of average daily net assets, as noted below:

		Contractual
		Expense
		Limitation(%)

Seix Floating Rate High Income Fund	I Shares	0.55
Seix Floating Rate High Income Fund	A Shares	0.85
Seix Floating Rate High Income Fund	C Shares	1.55

NOTES TO FINANCIAL STATEMENTS (continued)
RIDGEWORTH FUNDS  March 31, 2008

Under the Expense Limitation Agreements, the Investment Adviser may retain the difference between the Total Operating Expense identified above and the actual total expense to recapture any of its prior contractual waivers or reimbursements at a date not to exceed three years from the date of the corresponding Expense Limitation Agreement. Such repayments shall be made monthly, but only to the extent that such repayments would not cause the annualized total expense ratio to exceed Total Operating Expense in place at that time. During the year ended March 31, 2008, the Investment Adviser did not recapture any of its prior contractual waivers or reimbursements. The Investment Adviser does not intend to recapture such amounts. As of March 31, 2008, there were no available cumulative potential reimbursements based on reimbursements within three years of the corresponding Expense Limitation Agreement after being reduced by amounts forfeited during the current fiscal year.

During the year ended March 31, 2008, the Investment Adviser also voluntarily waived fees in certain funds in order to maintain a more competitive expense ratio for shareholders. These voluntary waivers are not available to be recouped by the Investment Adviser in subsequent years.

With the approval of the Board of Trustees, the following actions were taken to protect investors in the Prime Quality Money Market Fund from possible losses associated with certain investments, including structured investment vehicle (“SIV”) securities, owned by the Fund. When purchased, these SIV assets were rated A1/P1 and were Tier 1 eligible securities, thus qualifying for valuation at amortized cost under Rule 2a-7 under the 1940 Act.

In October 2007, SunTrust Banks, Inc. (“SunTrust”) established an irrevocable letter of credit to provide credit support for two of the Fund’s investments in certain SIV securities. Prior thereto, the issuer of these securities announced that it would cease making payments on the securities, resulting in a downgrade in the credit ratings of the investments. As the investments no longer qualified for valuation at amortized cost as eligible securities under Rule 2a-7, the Fund recognized a loss equal to the difference between amortized cost and the market value as of the date of the letter of credit. At the same time, the Fund also received a loss recovery of the same amount, approximately $1.523 million, as a result of the establishment of the letter of credit. Later in October 2007, the Fund received a payment from the letter of credit in an amount equivalent to and at the same time as the payment of scheduled interest payments due to the Fund from the SIV securities. The Fund recognized an interest recovery of approximately $358,000 for the interest payments received from the letter of credit. The loss is reflected in “Net Realized Gain(Loss) from Investment Transactions” and the loss recovery is reflected in “Net Increase from Payments by Affiliate” in the accompanying Statement of Operations. The equivalent interest recovery which the Fund received is reflected in the accompanying Statement of Operations in “Interest Recovery Payments by Affiliate.”

On December 26, 2007, SunTrust purchased approximately $526 million of the Fund’s securities, including the two SIV securities backed by the letter of credit, at amortized cost plus accrued interest. The Fund realized a loss for the difference between the amortized cost of the securities and the market value as of that date, but at that same time also recognized a loss recovery in the same amount of approximately $5.570 million. The Fund also recognized approximately an additional $7.792 million of interest recovery for accrued interest through the date of the transaction. In the accompanying Statement of Operations, the loss is reflected in “Net Realized Gain(Loss) from Investment Transactions”, and the loss recovery is reflected in “Net Increase from Payments by Affiliate,” while the interest recovery is reflected in “Interest Recovery Payments by Affiliate.”

Also on December 26, 2007, SunTrust issued a Promissory Note for the benefit of the Fund in exchange for approximately $516 million of the remaining SIV securities at amortized cost plus accrued income. Similar to the prior transaction, the Fund realized a loss, but also recognized a loss recovery in the same amount of approximately $1.183 million for the difference between the amortized cost of the securities and their market value as of that date. The Fund also recognized an interest recovery of approximately $7.824 million for accrued interest through the date of the transaction. In the accompanying Statement of Operations, the loss is reflected in “Net Realized Gain(Loss) from Investment Transactions”, and the loss recovery is reflected in “Net Increase from Payments by

NOTES TO FINANCIAL STATEMENTS (continued)
RIDGEWORTH FUNDS  March 31, 2008

Affiliate,” while the interest recovery is reflected in “Interest Recovery Payments by Affiliate.” In exchange for the Promissory Note issued, SunTrust acquired the security interest in the SIV securities from the Fund to secure repayment of the Note. Under the terms of the Promissory Note, the Fund will receive all interest and principal payments due to the Fund in amounts equal to what the Fund would have received had it retained its interest in the SIV securities and the securities had remained solvent through their respective maturity dates. At March 31, 2008, the remaining unmatured portion of the Promissory Note of $168,000 (in thousands) is reported on the Fund’s Schedule of Portfolio Investments and is valued using amortized cost. For purposes of mark-to-market requirements of Rule 2a-7 under the 1940 Act, these securities are fair valued in accordance with the Pricing and Valuation Procedures established by the Board, as more fully described in Note 2. The interest received from the Promissory Note is included in “Interest Income from Affiliated Investments” on the accompanying Statement of Operations.

As a result of the purchase of all remaining SIV investments in exchange for cash or the Promissory Note at the end of 2007, the previously established letter of credit was retired and the Fund had no remaining exposure to SIV investments at March 31, 2008.

Administration, Fund Accounting and Transfer Agency Agreement — The Trust has entered into a Master Services Agreement with Citi Fund Services Ohio, Inc. (formerly BISYS Fund Services Ohio, Inc.) (the “Administrator”), under which the Administrator provides administrative, fund accounting and transfer agent, and shareholder services for an annual fee, calculated and paid monthly, (expressed as a percentage of the combined average daily net assets of the RidgeWorth Complex) of: 0.0275% up to $25 billion, 0.0225% on the next $5 billion and 0.0175% for over $30 billion plus an additional class fee of $2,714 per class annually, applicable to each additional class of shares over 145 classes of shares.

The Master Services Agreement provides for the Administrator to pay certain insurance premiums for the RidgeWorth Complex, including $300,000 towards the premium for Directors and Officers Liability/Errors and Omissions insurance coverage, and $25,000 towards the premium for Fidelity Bond coverage. The Administrator has agreed, under the terms of the Master Services Agreement, to pay certain legal expenses for the benefit of the RidgeWorth Complex relating to administrative service matters. The Master Services Agreement further provides for the Administrator to waive a portion of its fees for the benefit of shareholders. Such payments and fee waivers are expected to total approximately $400,000 to $650,000 annually for the RidgeWorth Complex, and will not be recouped by the Administrator in subsequent years.

Distribution Agreement — The Trust and Foreside Distribution Services, L.P. (the “Distributor”) are parties to a Distribution Agreement. Prior to August 1, 2007, BISYS Fund Services Limited Partnership (“BISYS”) was the distributor for the Funds under a distribution agreement between BISYS and the Investment Adviser. The Distributor receives $37,500 annually for its services. In addition, with respect to the A Shares and C Shares, the Distributor receives amounts, pursuant to a Distribution and Services Plan, based upon average daily net assets of each respective class, which are computed

NOTES TO FINANCIAL STATEMENTS (continued)
RIDGEWORTH FUNDS  March 31, 2008

daily and paid monthly. These fees, expressed as a percentage of average daily net assets, for the year ended March 31, 2008 were as follows:

		Board Approved and
	Board Approved and	Charged C Share
	Charged A Share	Distribution
	Distribution and Service Fee(%)	and Service Fee(%)

Georgia Tax-Exempt Bond Fund	0.15	1.00
High Grade Municipal Bond Fund	0.15	1.00
High Income Fund	0.30	1.00
Intermediate Bond Fund	0.25	1.00
Investment Grade Bond Fund	0.30	1.00
Investment Grade Tax-Exempt Bond Fund	0.30	1.00
Limited-Term Federal Mortgage Securities Fund	0.20	1.00
Maryland Municipal Bond Fund	0.15	1.00
North Carolina Tax-Exempt Bond Fund	0.15	1.00
Seix Floating Rate High Income Fund	0.30	1.00
Seix High Yield Fund	0.25	1.00
Short-Term Bond Fund	0.20	1.00
Short-Term U.S. Treasury Securities Fund	0.18	1.00
Strategic Income Fund	0.30	1.00
Total Return Bond Fund	0.25	1.00
U.S. Government Securities Fund	0.30	1.00
Virginia Intermediate Municipal Bond Fund	0.15	1.00
Prime Quality Money Market Fund	0.15	0.25
Tax-Exempt Money Market Fund	0.15	N/A
U.S. Government Securities Money Market Fund	0.15	N/A
U.S. Treasury Money Market Fund	0.15	N/A
Virginia Tax-Free Money Market Fund	0.15	N/A

Custodian Agreements — SunTrust Bank acts as custodian for the Funds except for the Strategic Income Fund, which has appointed Brown Brothers Harriman & Co. as custodian. The Funds pay custody fees on the basis of their respective net assets and transaction costs.

Other — Certain officers of the RidgeWorth Complex are also employees of the Investment Adviser and/or the Administrator. Such officers receive no fees from the Trust for serving as officers of the Trust. Each of the trustees receives an annual retainer fee and an additional fee for each meeting attended plus reimbursement for certain expenses incurred. Trustees receive an additional fee for attendance at committee meetings. As of March 31, 2008, retainer and meeting fees are as follows:

	Chairman($)	Trustee($)

Annual Retainer	75,000	60,000
Regular Meeting Fee	8,750	7,000
Special Meeting Fee	4,375	3,500
Committee Meeting Fee	4,500	3,000

NOTES TO FINANCIAL STATEMENTS (continued)
RIDGEWORTH FUNDS  March 31, 2008

Prior to November 13, 2007, the retainer and meeting fees were as follow:

	Chairman($)	Trustee($)

Annual Retainer	55,000	44,000
Regular Meeting Fee	10,000	8,000
Special Meeting Fee	5,000	4,000
Committee Meeting Fee	4,500	3,000

The Trust approved a deferred compensation plan for its trustees, effective January 1, 2007. Under that plan, a trustee may elect to defer all or a portion of his or her compensation. Amounts deferred are retained by the Trust, and the value of such deferred amounts is determined by reference to the change in value of Class I Shares of one or more series of the RidgeWorth Funds as specified by the trustee. Benefits under the deferred compensation plan are payable upon retirement. As of March 31, 2008, under the deferred compensation plan, the Trust had deferred liability of approximately $147,654. On May 20, 2008, the Board approved the termination of the deferred compensation plan.

The Investment Adviser provides services to the RidgeWorth Complex to ensure compliance with applicable laws and regulations. The Investment Adviser has designated a dedicated compliance staff and an employee to serve as Chief Compliance Officer. The Investment Adviser receives an annual fee totaling $475,000 for these services. In addition, the Administrator provides an employee and staff to assist the Chief Compliance Officer for the RidgeWorth Complex, including providing certain related services, and receives an annual fee of $156,750 for providing these services. The fees above are allocated based on average daily net assets of the RidgeWorth Complex and are reflected on the Statements of Operations as “Compliance Services Fees.”

The Trust has entered into an agreement with SunTrust Robinson Humphrey, a division of SunTrust Capital Markets, Inc., which is a registered broker-dealer and a direct non-bank subsidiary of SunTrust Banks, Inc., to act as an agent in placing repurchase agreements for the Trust. For the year ended March 31, 2008, the following Funds paid SunTrust Robinson Humphrey, through a reduction in the yield earned by the Funds on those repurchase agreements, the following amounts (in thousands):

Fees($)

High Grade Municipal Bond Fund	—
High Income Fund	1
Investment Grade Tax-Exempt Bond Fund	—
Seix Floating Rate High Income Fund	15
Seix High Yield Fund	8
Prime Quality Money Market Fund	129
U.S. Government Securities Money Market Fund	297
U.S. Treasury Money Market Fund	387

Amounts listed as “—” round to less than $1,000.

NOTES TO FINANCIAL STATEMENTS (continued)
RIDGEWORTH FUNDS  March 31, 2008

5.	Investment Transactions

The cost of security purchases and the proceeds from sales and maturities of securities, excluding short-term investments and U.S. government securities, for the year ended March 31, 2008, were as follows (in thousands):

		Sales and
	Purchases ($)	Maturities ($)

Georgia Tax-Exempt Bond Fund	79,197	46,322
High Grade Municipal Bond Fund	290,762	292,015
High Income Fund	244,345	257,838
Intermediate Bond Fund	456,567	106,574
Investment Grade Bond Fund	226,298	150,302
Investment Grade Tax-Exempt Bond Fund	993,347	899,968
Limited Duration Fund	56,185	40,836
Limited-Term Federal Mortgage Securities Fund	19,303	10,087
Maryland Municipal Bond Fund	15,121	8,638
North Carolina Tax-Exempt Bond Fund	31,104	28,876
Seix Floating Rate High Income Fund	916,699	880,003
Seix High Yield Fund	983,274	1,379,189
Short-Term Bond Fund	202,816	169,222
Strategic Income Fund	256,423	282,718
Total Return Bond Fund	327,465	157,888
Ultra-Short Bond Fund	33,456	25,636
U.S. Government Securities Fund	112,167	70,863
U.S. Government Securities Ultra-Short Bond Fund	—	371
Virginia Intermediate Municipal Bond Fund	58,001	69,915

The cost of security purchases and proceeds from sales and maturities of U.S. government securities, excluding short-term investments, for the year ended March 31, 2008, were as follows (in thousands):

		Sales and
	Purchases ($)	Maturities ($)

Intermediate Bond Fund	1,501,542	1,167,736
Investment Grade Bond Fund	639,820	746,630
Limited Duration Fund	5,386	3,035
Limited-Term Federal Mortgage Securities Fund	219,498	561,023
Short-Term Bond Fund	352,404	439,236
Short-Term U.S. Treasury Securities Fund	45,488	54,649
Strategic Income Fund	145,213	158,739
Total Return Bond Fund	1,182,951	1,323,182
Ultra-Short Bond Fund	60,383	68,446
U.S. Government Securities Fund	730,447	865,122
U.S. Government Securities Ultra-Short Bond Fund	83,189	53,436

6.	Federal Tax Information

At March 31, 2008, the total cost of securities and the net realized gains or losses on securities sold for federal income tax purposes were different from amounts reported for financial reporting purposes. These

NOTES TO FINANCIAL STATEMENTS (continued)
RIDGEWORTH FUNDS  March 31, 2008

differences were generally due to losses on wash sales, which cannot be used for Federal income tax purposes in the current year and have been deferred for use in future years. The Federal tax cost and aggregate gross unrealized appreciation and depreciation for securities held by the Funds at March 31, 2008 were as follows:

				Net Unrealized
		Tax Unrealized	Tax Unrealized	Appreciation/
	Tax Cost ($)	Appreciation ($)	(Depreciation) ($)	(Depreciation) ($)

Georgia Tax-Exempt Bond Fund	177,583	2,413	(3,122)	(709)
High Grade Municipal Bond Fund	187,751	2,496	(1,675)	821
High Income Fund	54,248	292	(2,267)	(1,975)
Intermediate Bond Fund	1,143,196	17,342	(4,207)	13,135
Investment Grade Bond Fund	483,829	9,111	(3,921)	5,190
Investment Grade Tax-Exempt Bond Fund	564,594	7,345	(2,232)	5,113
Limited Duration Fund	44,051	38	(630)	(592)
Limited-Term Federal Mortgage Securities Fund	106,141	1,909	(901)	1,008
Maryland Municipal Bond Fund	43,450	867	(586)	281
North Carolina Tax-Exempt Bond Fund	44,157	398	(746)	(348)
Seix Floating Rate High Income Fund	619,372	—	(48,833)	(48,833)
Seix High Yield Fund	732,003	—	(25,307)	(25,307)
Short-Term Bond Fund	422,808	5,471	(4,677)	794
Short-Term U.S. Treasury Securities Fund	100,350	2,648	—	2,648
Strategic Income Fund	94,988	2,147	(1,766)	381
Total Return Bond Fund	729,283	10,074	(6,866)	3,208
Ultra-Short Bond Fund	88,788	693	(1,219)	(526)
U.S. Government Securities Fund	654,019	17,076	(1,453)	15,623
U.S. Government Securities Ultra-Short Bond Fund	61,871	496	(83)	413
Virginia Intermediate Municipal Bond Fund	207,367	5,586	(1,086)	4,500
Prime Quality Money Market Fund	10,402,465	—	—	—
Tax-Exempt Money Market Fund	2,180,913	—	—	—
U.S. Government Securities Money Market Fund	2,444,501	—	—	—
U.S. Treasury Money Market Fund	1,348,331	—	—	—
Virginia Tax-Free Money Market Fund	710,977	—	—	—

Amounts designated as “—” are $0 or have been rounded to $0.

The tax character of distributions paid to shareholders during the year ended March 31, 2008 was as follows (in thousands):

	Distributions Paid From
	Net	Net Long	Total		Total
	Investment	Term Capital	Taxable	Tax-Exempt	Distributions
	Income ($)	Gains ($)	Distributions ($)	Distributions ($)	Paid ($)*

Georgia Tax-Exempt Bond Fund	—	—	—	5,742	5,742
High Grade Municipal Bond Fund	311	166	477	5,796	6,273
High Income Fund	6,414	—	6,414	—	6,414
Intermediate Bond Fund	24,492	—	24,492	—	24,492
Investment Grade Bond Fund	19,532	—	19,532	—	19,532
Investment Grade Tax-Exempt Bond Fund	907	508	1,415	16,360	17,775
Limited Duration Fund	2,231	—	2,231	—	2,231

NOTES TO FINANCIAL STATEMENTS (continued)
RIDGEWORTH FUNDS  March 31, 2008

	Distributions Paid From
	Net	Net Long	Total		Total
	Investment	Term Capital	Taxable	Tax-Exempt	Distributions
	Income ($)	Gains ($)	Distributions ($)	Distributions ($)	Paid ($)*

Limited-Term Federal Mortgage Securities Fund	8,959	—	8,959	—	8,959
Maryland Municipal Bond Fund	9	13	22	1,367	1,389
North Carolina Tax-Exempt Bond Fund	—	—	—	1,584	1,584
Seix Floating Rate High Income Fund	51,505	—	51,505	—	51,505
Seix High Yield Fund	70,546	—	70,546	—	70,546
Short-Term Bond Fund	17,409	—	17,409	—	17,409
Short-Term U.S. Treasury Securities Fund	2,917	—	2,917	—	2,917
Strategic Income Fund	6,662	—	6,662	—	6,662
Total Return Bond Fund	32,188	—	32,188	—	32,188
Ultra-Short Bond Fund	4,059	—	4,059	—	4,059
U.S. Government Securities Fund	28,044	—	28,044	—	28,044
U.S. Government Securities Ultra-Short Bond Fund	1,831	—	1,831	—	1,831
Virginia Intermediate Municipal Bond Fund	2	—	2	7,867	7,869
Prime Quality Money Market Fund	442,352	—	442,352	—	442,352
Tax-Exempt Money Market Fund	106	172	278	57,336	57,614
U.S. Government Securities Money Market Fund	44,648	—	44,648	—	44,648
U.S. Treasury Money Market Fund	42,981	—	42,981	—	42,981
Virginia Tax-Free Money Market Fund	67	25	92	19,529	19,621

*	Total distributions paid differ from the Statement of Changes in Net Assets because for tax purposes dividends are recognized when actually paid.

Amounts designated as “—” are $0 or have been rounded to $0.

The tax character of distributions paid to shareholders during the period ended March 31, 2007 was as follows (in thousands):

	Distributions Paid From
	Net	Net Long	Total			Total
	Investment	Term Capital	Taxable	Tax-Exempt	Return of	Distributions
	Income ($)	Gains ($)	Distributions ($)	Distributions ($)	Capital ($)	Paid ($)*

Georgia Tax-Exempt Bond Fund	—	110	110	5,296	—	5,406
High-Grade Municipal Bond Fund	50	261	311	5,750	—	6,061
High Income Fund	5,497	—	5,497	—	—	5,497
Intermediate Bond Fund	3,670	—	3,670	—	—	3,670
Investment Grade Bond Fund	21,516	—	21,516	—	—	21,516
Investment Grade Tax-Exempt Bond Fund	1,228	227	1,455	11,267	—	12,722
Limited Duration Fund	3,643	9	3,652	—	—	3,652
Limited-Term Federal Mortgage Securities Fund	18,460	—	18,460	—	—	18,460
Maryland Municipal Bond Fund	36	106	142	1,376	—	1,518
North Carolina Tax-Exempt Bond Fund	—	—	—	1,516	—	1,516

NOTES TO FINANCIAL STATEMENTS (continued)
RIDGEWORTH FUNDS  March 31, 2008

	Distributions Paid From
	Net	Net Long	Total			Total
	Investment	Term Capital	Taxable	Tax-Exempt	Return of	Distributions
	Income ($)	Gains ($)	Distributions ($)	Distributions ($)	Capital ($)	Paid ($)*

Seix Floating Rate High Income Fund	26,504	—	26,504	—	—	26,504
Seix High Yield Fund	85,396	—	85,396	—	—	85,396
Short-Term Bond Fund	14,992	—	14,992	—	—	14,992
Short-Term U.S. Treasury Securities Fund	2,675	—	2,675	—	—	2,675
Strategic Income Fund	6,746	—	6,746	—	2,761	9,507
Total Return Bond Fund	26,630	—	26,630	—	—	26,630
Ultra-Short Bond Fund	7,874	—	7,874	—	—	7,874
U.S. Government Securities Fund	20,925	—	20,925	—	—	20,925
U.S. Government Securities Ultra-Short Bond Fund	1,529	—	1,529	—	—	1,529
Virginia Intermediate Municipal Bond Fund	—	—	—	7,244	—	7,244
Prime Quality Money Market Fund	358,404	88	358,492	—	—	358,492
Tax-Exempt Money Market Fund	101	20	121	56,823	—	56,944
U.S. Government Securities Money Market Fund	32,696	—	32,696	—	—	32,696
U.S. Treasury Money Market Fund	63,779	—	63,779	—	—	63,779
Virginia Tax-Free Money Market Fund	4	—	4	16,287	—	16,291

*	Total distributions paid differ from the Statement of Changes in Net Assets because for tax purposes dividends are recognized when actually paid. Amounts designated as “—” are either $0 or have been rounded to $0.

NOTES TO FINANCIAL STATEMENTS (continued)
RIDGEWORTH FUNDS  March 31, 2008

As of March 31, 2008, the components of accumulated earnings (deficit) on a tax basis were as follows (in thousands):

						Accumulated
	Undistributed					Capital		Total
	Tax Exempt	Ordinary	Long Term	Accumulated	Distributions	and Other	Unrealized	Accumulated
	Income	Income	Capital Gains	Earnings	Payable	Losses	Appreciation/	Earnings
	($)	($)	($)	($)	($)	($)**	(Depreciation) ($)***	(Deficit) ($)

Georgia Tax-Exempt Bond Fund	733	—	—	733	(543)	(1,547)	(709)	(2,066)
High Grade Municipal Bond Fund	527	—	—	527	(534)	(581)	821	233
High Income Fund	—	189	—	189	(340)	(3,869)	(1,975)	(5,995)
Intermediate Bond Fund	—	7,256	—	7,256	(3,052)	(498)	13,098	16,804
Investment Grade Bond Fund	—	2,335	—	2,335	(1,551)	(11,761)	5,173	(5,804)
Investment Grade Tax-Exempt Bond Fund	1,386	4,064	273	5,723	(1,537)	(777)	5,113	8,522
Limited Duration Fund	—	138	—	138	(138)	(11)	(592)	(603)
Limited-Term Federal Mortgage Securities Fund	—	551	—	551	(421)	(20,686)	1,008	(19,548)
Maryland Municipal Bond Fund	86	—	—	86	(130)	(116)	281	121
North Carolina Tax-Exempt Bond Fund	65	—	—	65	(129)	(742)	(348)	(1,154)
Seix Floating Rate High Income Fund	—	3,200	—	3,200	(3,302)	(23,559)	(53,230)	(76,891)
Seix High Yield Fund	—	3,652	—	3,652	(4,499)	(62,990)	(27,124)	(90,961)
Short-Term Bond Fund	—	1,134	—	1,134	(1,447)	(8,943)	794	(8,462)
Short-Term U.S. Treasury Securities Fund	—	248	—	248	(250)	(2,182)	2,648	464
Strategic Income Fund	—	288	—	288	(427)	(7,042)	377	(6,804)
Total Return Bond Fund	—	3,208	—	3,208	(2,538)	(4,536)	3,181	(685)
Ultra-Short Bond Fund	—	361	—	361	(321)	(2,283)	(526)	(2,769)
U.S. Government Securities Fund	—	2,207	—	2,207	(1,906)	(5,065)	15,623	10,859
U.S. Government Securities Ultra-Short Bond Fund	—	255	—	255	(226)	(1,251)	413	(809)
Virginia Intermediate Municipal Bond Fund	614	—	—	614	(647)	(435)	4,500	4,032
Prime Quality Money Market Fund	—	24,561	—	24,561	(24,484)	(2,262)	—	(2,185)
Tax-Exempt Money Market Fund	3,530	1	3	3,534	(3,494)	(112)	—	(72)
U.S. Government Securities Money Market Fund	—	4,575	—	4,575	(4,587)	(1)	—	(13)
U.S. Treasury Money Market Fund	—	1,354	—	1,354	(1,269)	(181)	—	(96)
Virginia Tax-Free Money Market Fund	1,263	34	21	1,318	(1,247)	—	—	71

*	As of the latest tax year end of March 31, 2008, the following Funds had net capital loss carryovers to offset future net capital gains, if any, to the extent provided by the Treasury regulations (in thousands). To the extent that these carryovers are used to offset future gains, it is probable that the gains so offset will not be distributed to shareholders.

NOTES TO FINANCIAL STATEMENTS (continued)
RIDGEWORTH FUNDS  March 31, 2008

	Expires
	2009 ($)	2011 ($)	2012 ($)		2013 ($)	2014 ($)		2015 ($)	2016 ($)

Georgia Tax-Exempt Bond Fund	—	—	—		—	—		104	823
High Grade Municipal Bond Fund	—	—	—		—	—		—	569
High Income Fund	—	—	—		—	—		—	1,188
Intermediate Bond Fund	—	—	—	#	—	497	#	—	—
Investment Grade Bond Fund	4,060	—	—		—	—		7,324	—
Limited Duration Fund	—	—	—		—	—		11	—
Limited-Term Federal Mortgage Securities Fund	—	—	5,162		3,272	5,209		4,063	2,980
Maryland Municipal Bond Fund	—	—	—		—	—		—	52
North Carolina Tax-Exempt Bond Fund	—	—	—		—	130		—	496
Seix Floating Rate High Income Fund	—	—	—		—	—		—	2,715
Seix High Yield Fund	—	—	—		—	5,152		11,772	15,837
Short-Term Bond Fund	—	7,469	22		353	47		1,052	—
Short-Term U.S. Treasury Securities Fund	—	—	—		128	907		1,147	—
Strategic Income Fund	—	—	—		—	—		4,212	813
Total Return Bond Fund	—	—	—		—	—		4,344	—
Ultra-Short Bond Fund	—	—	495		548	573		667	—
U.S. Government Securities Fund	—	—	—		—	—		5,065	—
U.S. Government Securities Ultra-Short Bond Fund	—	—	436		393	272		150	—
Virginia Intermediate Municipal Bond Fund	—	—	—		—	33		63	339
Prime Quality Money Market Fund	—	—	—		—	—		—	25
U.S. Treasury Money Market Fund	—	—	—		134	42		5	—

#	As of March 31, 2008, the Fund had capital loss carryforwards subject to certain limitations on availability, to offset future capital gains, if any, as the successor of a merger.

During the year ended March 31, 2008, the Intermediate Bond Fund, Investment Grade Bond Fund, Limited Duration Fund, Short-Term Bond Fund, Short-Term U.S. Treasury Securities Fund, Total Return Bond Fund, Ultra-Short Bond Fund, U.S. Government Securities Fund, U.S. Government Securities Ultra-Short Bond Fund, U.S. Treasury Money Market Fund utilized $1,400, $3,164, $3, $2,101, $118, $2,389, $93, $3,678, $83 and $31, respectively, in thousands, in capital loss carryforwards.

Net Capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. The Georgia Tax-Exempt Bond Fund, High Grade Municipal Bond Fund, High Income Fund, Intermediate Bond Fund, Investment Grade Bond Fund, Investment Grade Tax-Exempt Bond Fund, Maryland Municipal Bond Fund, North Carolina Tax-Exempt Bond Fund, Seix Floating Rate High Income Fund, Seix High Yield Bond Fund, Strategic Income Fund, Total Return Bond Fund, Prime Quality Money Market Fund, Tax Exempt Money Market Fund and U.S. Government Securities Money Market Fund have incurred and will elect to defer $620, $12, $2,681, $1, $377, $777, $64, $116, $20,844, $30,228, $2,017, $192, $2,237, $112 and $1, respectively, in thousands, in capital losses.

***	The differences between book-basis and tax-basis unrealized appreciation/ (depreciation) is attributable primarily to: tax deferral of losses on wash sales and the difference between book and tax amortization methods for premium and market discount.

Amounts designated as “—” are either $0 or have been rounded to $0.

NOTES TO FINANCIAL STATEMENTS (continued)
RIDGEWORTH FUNDS  March 31, 2008

7.	Risks

The prices of the Funds’ fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Funds’ fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The High Income, Seix High Yield and Strategic Income Funds invest in high yield corporate, government, and other debt instruments of U.S. and non-U.S. issuers. High yield securities involve greater risk of default or downgrade and are more volatile than investment grade securities.

The High Income Fund, Seix Floating Rate High Income Fund, Seix High Yield Fund, and Strategic Income Fund invest in first and second lien senior floating rate loans. The risk associated with floating rate loans is similar to the risks of below investment grade securities. In addition, the value of the collateral securing the loan may decline, causing a loan to be substantially unsecured. Difficulty in selling a floating rate loan may result in a loss. Borrowers may pay back principal before the scheduled due date when interest rates decline, which may require the Fund to replace a particular loan with a lower-yielding security. There may be less extensive public information available with respect to loans than for rated, registered or exchange listed securities. The Fund may assume the credit risk of the primary lender in addition to the borrower, and investments in loan assignments may involve the risks of being a lender.

The Intermediate Bond, Investment Grade Bond, Strategic Income and Total Return Bond Funds may invest in securities of foreign issuers in various countries. Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is a possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments, which could adversely affect investments in those countries. Emerging market countries are countries that the World Bank or the United Nations considers to be emerging or developing. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. In addition, the financial stability of issuers, including governments, in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the Fund’s investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

The Georgia Tax-Exempt Bond, Maryland Municipal Bond, North Carolina Tax-Exempt Bond, Virginia Intermediate Municipal Bond and Virginia Tax-Free Money Market Funds’ concentrations of investments in securities of issuers located in a specific region subjects that Fund to the economic and government policies of that region and may increase risk versus that of a fund whose investments are more diversified.

The Intermediate Bond, Investment Grade Bond, Limited Duration, Limited-Term Federal Mortgage Securities, Short-Term Bond, Total Return Bond, Ultra-Short Bond, U.S. Government Securities and U.S. Government Securities Ultra-Short Bond Funds invest in securities whose value is derived from an underlying pool of mortgages or consumer loans. Prepayment of these loans shortens the stated maturity of these respective obligations and may result in a loss of premium, if any has been paid. Estimates of such prepayments are used to calculate expected maturity dates and a Fund’s average duration.

The Money Market Funds invest primarily in money market instruments maturing in 397 days or less whose ratings are within one of the two highest ratings categories assigned by a nationally recognized statistical rating organization, or, if not rated, are believed to be of comparable quality. The ability of the issuers of the securities held by the Funds to meet their obligations may be affected by economic developments in a specific industry, state or region.

NOTES TO FINANCIAL STATEMENTS (concluded)
RIDGEWORTH FUNDS  March 31, 2008

Certain securities are backed by letters of credit from various financial institutions and financial guaranty assurance agencies. These letters of credit enhance the credit quality of the individual securities; however, if any of the financial institutions or financial guaranty assurance agencies’ credit quality should deteriorate, it could cause the individual security’s credit quality to change. Additionally, if any of the Funds concentrate their letters of credit in any one financial institution, the risk of credit quality deterioration increases.

Certain Funds hold certain securities the issuer of which operates under a congressional charter. These securities (Federal Home Loan Mortgage Corporation, Federal Home Loan Bank and Federal National Mortgage Association) are neither issued nor guaranteed by the U.S. Government. If needed, access to additional funding from the U.S. Treasury (beyond the issuer’s line of credit), would require congressional action.

8.	Investment Adviser Reorganization

The Investment Adviser created new wholly-owned subsidiaries, which will serve as investment subadvisers (the “Subadvisers”) to certain funds. The Subadvisers are staffed with the same portfolio management teams that previously managed the Funds. The Board has approved Investment Subadvisory Agreements between the Investment Adviser and Subadvisers effective March 31, 2008. The discussion regarding the basis for the Board’s decision is presented in the Annual Approval of Investment Advisory and Subadvisory Agreements found in this annual report.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
RIDGEWORTH FUNDS  March 31, 2008

To the Board of Trustees and Shareholders of
RidgeWorth Funds (formerly, STI Classic Funds):

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Georgia Tax-Exempt Bond Fund, High Grade Municipal Bond Fund, High Income Fund, Intermediate Bond Fund, Investment Grade Bond Fund, Investment Grade Tax-Exempt Bond Fund, Limited Duration Fund, Limited-Term Federal Mortgage Securities Fund, Maryland Municipal Bond Fund, North Carolina Tax-Exempt Bond Fund, Seix Floating Rate High Income Fund, Seix High Yield Fund, Short-Term Bond Fund, Short-Term U.S. Treasury Securities Fund, Strategic Income Fund, Total Return Bond Fund, Ultra-Short Bond Fund, U.S. Government Securities Fund, U.S. Government Securities Ultra-Short Bond Fund, Virginia Intermediate Municipal Bond Fund, Prime Quality Money Market Fund, Tax-Exempt Money Market Fund, U.S. Government Securities Money Market Fund, U.S. Treasury Money Market Fund and Virginia Tax-Free Money Market Fund (twenty-five of the fifty-two funds constituting RidgeWorth Funds, hereafter referred to as the “Funds”) at March 31, 2008, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, except as discussed below where funds were audited by other independent accountants, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2008 by correspondence with the custodians and brokers, provide a reasonable basis for our opinion. The financial highlights for the period ended May 31, 2004 of the North Carolina Tax-Exempt Bond Fund were audited by other independent accountants, whose report dated July 19, 2004 expressed an unqualified opinion on those financial statements. The financial highlights for the period ended October 31, 2003 of the Intermediate Bond Fund, Limited Duration Fund, Seix High Yield Fund and Total Return Bond Fund were audited by other independent accountants whose report dated December 19, 2003 expressed an unqualified opinion on those financial statements.

PricewaterhouseCoopers LLP

Columbus, Ohio
May 28, 2008

OTHER FEDERAL TAX INFORMATION
RIDGEWORTH FUNDS  March 31, 2008
(Unaudited)

For corporate shareholders, the following percentages of the total ordinary income distributions paid by the following Fund during the fiscal year ended March 31, 2008 qualifies for the corporate dividends received deductions:

Dividend
Received
Deduction(%)

High Income Fund	0.31

For the year ended March 31, 2008, the following Fund paid qualified dividend income:

Qualified
Dividend
Income(%)

High Income Fund	0.31

TRUSTEES AND OFFICERS OF THE RIDGEWORTH FUNDS
RIDGEWORTH FUNDS  March 31, 2008
(Unaudited)

Information pertaining to the trustees of the Trust is set forth below. Trustees who are not deemed to be “interested persons” of the Trust as defined in the 1940 Act are referred to as “Independent Trustees.”

				Number of
Name, Business			Principal	Portfolios in
Address, State of	Position	Term of	Occupation(s)	Fund	Other
Residence and	Held With	Office and Length	During the	Complex	Directorships
Date of Birth	Trust	of Time Served	Past 5 Years	Overseen	Held
INDEPENDENT TRUSTEES:
Jeffrey Biggar 3435 Stelzer Road Columbus, OH 43219 (Ohio) DOB 02/50	Trustee	Indefinite; since January 2007	Retired. Chief Executive Officer and Senior Managing Director, Sterling (National City Corp.) (2002-2006)	57	None

George C. Guynn 3435 Stelzer Road Columbus, OH 43219 (Georgia) DOB 12/42	Trustee	Indefinite; since January 2008	Retired. President (1996-October 2006) and Chief Executive Officer (1995-October 2006) Federal Reserve Bank of Atlanta	57	Genuine Parts Company; Oxford Industries; John Weiland Homes and Neighborhoods

Sidney E. Harris 3435 Stelzer Road Columbus, OH 43219 (Georgia) DOB 07/49	Trustee	Indefinite; since November 2004	Professor (since 1997) and Dean (1997-2004), J. Mack Robinson College of Business, Georgia State University.	57	ServiceMaster Company; Total System Services, Inc.

Warren Y. Jobe 3435 Stelzer Road Columbus, OH 43219 (Georgia) DOB 11/40	Trustee	Indefinite; since November 2004	Retired. Executive Vice President, Georgia Power Company and Senior Vice President, Southern Company (1998-2001)	57	WellPoint, Inc.; UniSource Energy Corp.; HomeBanc Corp.

Connie D. McDaniel 3435 Stelzer Road Columbus, OH 43219 (Georgia) DOB 04/58	Trustee	Indefinite; since May 2005	Vice President Global Finance Transformation (since 2007), Vice President and Controller (1999-2007), The Coca-Cola Company	57	None

Clarence H. Ridley 3435 Stelzer Road Columbus, OH 43219 (Georgia) DOB 06/42	Trustee	Indefinite; since November 2001	Chairman, Haverty Furniture Companies	57	Crawford & Co.; Haverty Furniture Companies

Charles D. Winslow 3435 Stelzer Road Columbus, OH 43219 (Florida) DOB 07/35	Trustee	Indefinite; since November 2004	Retired. Formerly Partner, Accenture (consulting)	57	None

TRUSTEES AND OFFICERS OF THE RIDGEWORTH FUNDS (concluded)
RIDGEWORTH FUNDS  March 31, 2008
(Unaudited)

Term of Office
Name, Address	Position(s) Held	and Length	Principal Occupation(s)
and Date of Birth	with Trust	of Time Served	During the Past 5 Years
OFFICERS
Julia Short 50 Hurt Plaza Suite 1400 Atlanta, GA 30303 DOB 11/72	President and Chief Executive Officer	One-year: since July 2007	Managing Director, Product Manager, RidgeWorth Capital Management, Inc. (since 2004); Relationship Manager, SEI Investments (Financial Services) (1994-2004)

Deborah A. Lamb 50 Hurt Plaza Suite 1400 Atlanta, GA 30303 DOB 10/52	Executive Vice President; Assistant Secretary; Chief Compliance Officer	One-year; since September 2004; since November 2003; since August 2004 (respectively)	Chief Compliance Officer, Managing Director, RidgeWorth Capital Management, Inc. (since 2003); President, Investment Industry Consultants, LLC (2000-2003);

Martin R. Dean 3435 Stelzer Road Columbus, OH 43219 DOB 11/63	Treasurer; Chief Financial Officer; Chief Accounting Officer	One-year; since March 2007	Senior Vice President (since January 2008), Financial Administration, Vice President (1994-January 2008) Citi Fund Services Ohio, Inc.

Cynthia J. Surprise 3435 Stelzer Road Columbus, OH 43219 DOB 07/46	Secretary and Chief Legal Officer	One-year; since February 2005	Senior Vice President, Regulatory Administration, Citi Fund Services Ohio, Inc. (since 2004); Director and Counsel, Investors Bank & Trust Company (1999-2004)

Kerry Reilly 3435 Stelzer Road Columbus, OH 43219 DOB 07/65	Assistant Secretary	One-year; since February 2008	Vice President (since January 2008), Counsel (since July 2007), Assistant Counsel (January 2006-June 2007) Legal Services, Citi Fund Services Ohio, Inc.; from June 2004 to May 2005, employee CitiStreet LLC; from June 1987 through October 2001, employee of Fidelity Investments.

The Trust’s Statement of Additional Information includes additional information about the Trust’s trustees and officers. To request your free copy of the Statement of Additional Information, call toll free 1-888-784-3863.

ADDITIONAL INFORMATION
RIDGEWORTH FUNDS  March 31, 2008
(Unaudited)

ANNUAL APPROVAL OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS

The continuance of the Trust’s investment advisory agreement with RidgeWorth Capital Management, Inc. (formerly, Trusco Capital Management, Inc.) (the “Adviser”) must be specifically approved at least annually by (i) the vote of the Trustees or a vote of the shareholders of the Funds and (ii) the vote of a majority of the Trustees who are not parties to the agreements or “interested persons” of any party thereto (the “Independent Trustees”), as defined in the Investment Company Act of 1940, cast in person at a meeting called for the purpose of voting on such approval. New subadvisory agreements for the Trust are also subject to such approval initially and annually after their initial term is complete. Each year, the Board of Trustees calls and holds a meeting to decide whether to approve and/or renew the Trust’s agreements for the upcoming year. In preparation for the meeting, the Board requests and reviews a wide variety of information from the Adviser and any potential subadviser. The Trustees use this information, as well as other information that the Adviser and other service providers may submit to the Board, to help them decide whether to approve and/or renew the agreements.

In considering the renewal of the agreement with the Adviser this year, the Board requested and received material from the Adviser in preparation for a special meeting of the Board held on October 23, 2007, and requested and reviewed additional material from the Adviser in preparation for its quarterly meeting held on November 13, 2007, at which it specifically considered the renewal of the agreement. In addition, at a meeting held on February 12, 2008, the Board considered the approval of proposed subadvisory agreements with StableRiver Capital Management LLC and Seix Investment Advisors LLC (together, the “Subadvisers”), which are new subsidiaries of the Adviser staffed with the same portfolio management teams that have continuously managed the relevant Funds of the Trust.

The material reviewed by the Board in considering the existing and proposed agreements included, among other things, information about: (a) the quality of the Adviser’s and Subadvisers’ investment management and other services; (b) the Adviser’s and Subadvisers’ investment management personnel; (c) the Adviser’s and Subadvisers’ operations and financial condition; (d) the Adviser’s and Subadvisers’ brokerage practices (including any soft dollar arrangements) and investment strategies; (e) the level of the advisory fees that the Adviser and Subadvisers charge the Funds compared with the fees they charge to comparable mutual funds or accounts; (f) the Funds’ overall fees and operating expenses compared with similar mutual funds; (g) the level of the Adviser’s and Subadvisers’ profitability from their Fund-related operations; (h) the Adviser’s and Subadvisers’ compliance systems; (i) the Adviser’s and Subadvisers’ policies and procedures for personal securities transactions; (j) the Adviser’s and Subadvisers’ reputation, expertise and resources in domestic financial markets; and (k) the Funds’ performance compared with similar mutual funds. The Board also received a memorandum from Fund counsel regarding the responsibilities of the Trustees in connection with their consideration of the agreements.

At the meetings, representatives from the Adviser and Subadvisers presented additional oral and written information to the Board to help the Board evaluate the Adviser’s and Subadvisers’ fees and other aspects of the agreements. The Board also considered information presented by the Adviser, Subadvisers, and other service providers at meetings held throughout the year. The Trustees discussed the written materials, oral presentations, and any other information that the Board received, and considered the approval of the agreements in light of this information.

Based on the Board’s deliberations and evaluation of the information it received, the Board, including the Independent Trustees, approved the agreements with the Adviser and Subadvisers, and the selection of the Adviser and Subadvisers, and determined that the compensation under the agreements is fair and reasonable in light of the services to be performed. The Board considered the following specific factors, none of which was controlling, and made the following conclusions:

Nature, Extent, and Quality of Services

The Board received and considered information regarding the nature, extent, and quality of services to be provided to the Funds by the Adviser and Subadvisers. In this regard, the Trustees evaluated, among other

ADDITIONAL INFORMATION (continued)
RIDGEWORTH FUNDS  March 31, 2008
(Unaudited)

things, the Adviser’s and Subadvisers’ personnel, experience, track record, and compliance program. The Board considered the background and experience of the Adviser’s and Subadvisers’ senior management and the expertise of, and amount of attention expected to be given to the Funds by, their portfolio management teams. The Board reviewed the qualifications, backgrounds, and responsibilities of the portfolio managers responsible for the day-to-day management of the Funds. The Board also reviewed information pertaining to the Adviser’s and Subadvisers’ organizational structure, senior management, investment operations, and other relevant information. In addition, the Board reviewed the Adviser’s organizational restructuring plan for 2008 and its potential effects on the Funds’ shareholders. The Board concluded that, within the context of its full deliberations, the nature, extent, and quality of the services to be provided to the Funds by the Adviser and Subadvisers supported the approval of the agreements.

Performance

The Board considered the investment performance of each Fund, including any periods of outperformance and underperformance, both on an absolute basis and a comparative basis to indices and other funds within the same investment categories. Specifically, the Board considered each Fund’s performance relative to its peer group and appropriate benchmarks in light of total return, yield, and market trends. As part of this review, the Board considered the composition of the peer group and selection criteria, as well as market risk and shareholder risk expectations. The Board considered the Adviser’s explanations regarding specific performance issues. The Board concluded that, within the context of its full deliberations, the performance of the Funds, the Adviser, and the Subadvisers supported the approval of the agreements.

Fund Expenses

With respect to advisory fees, the Board considered the rate of compensation under the agreements and each Fund’s net operating expense ratio in comparison to those of comparable mutual funds. The Trustees also considered information about average expense ratios of comparable mutual funds in each Fund’s peer group. Finally, the Trustees considered the effect of the Adviser’s and Subadvisers’ waiver and reimbursement of fees and expenses, where applicable, to prevent total expenses from exceeding a specified amount and that, due to these waivers and reimbursements, net operating expenses have been maintained at competitive levels. The Board concluded that, within the context of its full deliberations, the expenses of the Funds are reasonable and supported the approval of the agreements.

Profitability

The Board reviewed information about the profitability of the Funds to the Adviser and Subadvisers and considered whether the level of profitability was reasonable and justified in light of the quality of the services rendered to the Funds and in comparison to other advisory firms. The Board concluded that, within the context of its full deliberations, the profitability of the Adviser and Subadvisers is within the range the Board considered reasonable.

Economies of Scale

The Board considered the existence of economies of scale and whether they were passed along to Fund shareholders through a graduated advisory fee schedule or other means, including any fee and expense waivers and reimbursements by the Adviser and Subadvisers. The Board concluded that, within the context of its full deliberations, the Funds obtain reasonable benefit from economies of scale.

ADDITIONAL INFORMATION (continued)
RIDGEWORTH FUNDS  March 31, 2008
(Unaudited)

Expense Examples

As a shareholder of the RidgeWorth Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases; and (2) ongoing costs, including management fees, 12b-1 distribution and/or service fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the RidgeWorth Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2007 through March 31, 2008.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

		Beginning	Ending	Expenses Paid	Expense Ratio
		Account Value	Account Value	During Period*	During Period**
		10/01/07($)	03/31/08($)	10/01/07-03/31/08($)	10/01/07-03/31/08(%)

Georgia Tax-Exempt Bond Fund	I Shares	1,000.00	1,000.10	2.85	0.57
	A Shares	1,000.00	999.30	3.65	0.73
	C Shares	1,000.00	995.00	7.88	1.58
High Grade Municipal Bond Fund	I Shares	1,000.00	1,014.80	3.02	0.60
	A Shares	1,000.00	1,013.10	3.77	0.75
	C Shares	1,000.00	1,008.80	8.04	1.60
High Income Fund	I Shares	1,000.00	962.00	3.43	0.70
	A Shares	1,000.00	962.00	4.95	1.01
	C Shares	1,000.00	957.20	8.37	1.71
Intermediate Bond Fund	I Shares	1,000.00	1,053.60	1.49	0.29
	A Shares	1,000.00	1,053.40	2.82	0.55
	C Shares	1,000.00	1,037.90	6.57	1.29
Investment Grade Bond Fund	I Shares	1,000.00	1,046.40	2.81	0.55
	A Shares	1,000.00	1,044.80	4.40	0.86
	C Shares	1,000.00	1,041.10	7.96	1.56
Investment Grade Tax-Exempt Bond Fund	I Shares	1,000.00	1,029.70	2.79	0.55
	A Shares	1,000.00	1,028.10	4.31	0.85
	C Shares	1,000.00	1,024.60	7.85	1.55
Limited Duration Fund	I Shares	1,000.00	1,012.10	0.86	0.17
Limited-Term Federal Mortgage Securities Fund	I Shares	1,000.00	1,030.20	2.94	0.58
	A Shares	1,000.00	1,028.20	4.01	0.79
	C Shares	1,000.00	1,024.10	8.05	1.59
Maryland Municipal Bond Fund	I Shares	1,000.00	1,011.70	3.12	0.62
	A Shares	1,000.00	1,009.90	3.87	0.77
	C Shares	1,000.00	1,006.60	8.13	1.62
North Carolina Tax-Exempt Bond Fund(a)	I Shares	1,000.00	999.10	3.05	0.61
	A Shares	1,000.00	998.40	3.80	0.76
Seix Floating Rate High Income Fund	I Shares	1,000.00	958.50	2.40	0.49
	A Shares	1,000.00	956.00	3.86	0.79
	C Shares	1,000.00	952.70	7.27	1.49
Seix High Yield Fund	I Shares	1,000.00	972.50	2.42	0.49
	A Shares	1,000.00	972.30	3.70	0.75
	C Shares	1,000.00	968.30	7.33	1.49

ADDITIONAL INFORMATION (continued)
RIDGEWORTH FUNDS  March 31, 2008
(Unaudited)

		Beginning	Ending	Expenses Paid	Expense Ratio
		Account Value	Account Value	During Period*	During Period**
		10/01/07($)	03/31/08($)	10/01/07-03/31/08($)	10/01/07-03/31/08(%)

Short-Term Bond Fund	I Shares	1,000.00	1,028.30	2.28	0.45
	A Shares	1,000.00	1,026.10	3.29	0.65
	C Shares	1,000.00	1,023.10	7.33	1.45
Short-Term U.S. Treasury Securities Fund	I Shares	1,000.00	1,052.80	2.36	0.46
	A Shares	1,000.00	1,051.90	3.28	0.64
	C Shares	1,000.00	1,048.70	7.48	1.46
Strategic Income Fund	I Shares	1,000.00	1,015.00	3.27	0.65
	A Shares	1,000.00	1,013.50	4.78	0.95
	C Shares	1,000.00	1,010.00	8.34	1.66
Total Return Bond Fund	I Shares	1,000.00	1,041.90	1.53	0.30
	A Shares	1,000.00	1,039.40	2.75	0.54
	C Shares	1,000.00	1,035.70	6.62	1.30
Ultra-Short Bond Fund	I Shares	1,000.00	1,013.70	1.51	0.30
U.S. Government Securities Fund	I Shares	1,000.00	1,056.20	2.78	0.54
	A Shares	1,000.00	1,054.60	4.37	0.85
	C Shares	1,000.00	1,051.00	7.95	1.55
U.S. Government Securities Ultra-Short Bond Fund	I Shares	1,000.00	1,027.20	1.37	0.27
Virginia Intermediate Municipal Bond Fund	I Shares	1,000.00	1,019.30	3.03	0.60
	A Shares	1,000.00	1,018.50	3.78	0.75
	C Shares	1,000.00	1,015.20	8.06	1.60
Prime Quality Money Market Fund	I Shares	1,000.00	1,019.60	2.57	0.51
	A Shares	1,000.00	1,018.80	3.33	0.66
	C Shares	1,000.00	1,018.30	3.83	0.76
Tax-Exempt Money Market Fund	I Shares	1,000.00	1,012.70	2.42	0.48
	A Shares	1,000.00	1,012.00	3.17	0.63
U.S. Government Securities Money Market Fund	I Shares	1,000.00	1,017.30	2.87	0.57
	A Shares	1,000.00	1,016.60	3.68	0.73
U.S. Treasury Money Market Fund	I Shares	1,000.00	1,014.10	2.87	0.57
	A Shares	1,000.00	1,013.30	3.62	0.72
Virginia Tax-Free Money Market Fund	I Shares	1,000.00	1,013.00	2.21	0.44
	A Shares	1,000.00	1,012.30	2.97	0.59

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

**	Annualized.

(a)	North Carolina Tax-Exempt Bond Fund C Shares was not operational during the six-month period from October 1, 2007 through March 31, 2008.

Hypothetical Example

The table below provides information about hypothetical account values and hypothetical expenses based on each RidgeWorth Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will

ADDITIONAL INFORMATION (continued)
RIDGEWORTH FUNDS  March 31, 2008
(Unaudited)

not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning	Ending	Expenses Paid	Expense Ratio
		Account Value	Account Value	During Period*	During Period**
		10/01/07($)	03/31/08($)	10/01/07-03/31/08($)	10/01/07-03/31/08(%)

Georgia Tax-Exempt Bond Fund	I Shares	1,000.00	1,022.15	2.88	0.57
	A Shares	1,000.00	1,021.35	3.69	0.73
	C Shares	1,000.00	1,017.10	7.97	1.58
High Grade Municipal Bond Fund	I Shares	1,000.00	1,022.00	3.03	0.60
	A Shares	1,000.00	1,021.25	3.79	0.75
	C Shares	1,000.00	1,017.00	8.07	1.60
High Income Fund	I Shares	1,000.00	1,021.50	3.54	0.70
	A Shares	1,000.00	1,019.95	5.10	1.01
	C Shares	1,000.00	1,016.45	8.62	1.71
Intermediate Bond Fund	I Shares	1,000.00	1,023.55	1.47	0.29
	A Shares	1,000.00	1,022.25	2.78	0.55
	C Shares	1,000.00	1,018.55	6.51	1.29
Investment Grade Bond Fund	I Shares	1,000.00	1,022.25	2.78	0.55
	A Shares	1,000.00	1,020.70	4.34	0.86
	C Shares	1,000.00	1,017.20	7.87	1.56
Investment Grade Tax-Exempt Bond Fund	I Shares	1,000.00	1,022.25	2.78	0.55
	A Shares	1,000.00	1,020.75	4.29	0.85
	C Shares	1,000.00	1,017.25	7.82	1.55
Limited Duration Fund	I Shares	1,000.00	1,024.15	0.86	0.17
Limited-Term Federal Mortgage Securities Fund	I Shares	1,000.00	1,022.10	2.93	0.58
	A Shares	1,000.00	1,021.05	3.99	0.79
	C Shares	1,000.00	1,017.05	8.02	1.59
Maryland Municipal Bond Fund	I Shares	1,000.00	1,021.90	3.13	0.62
	A Shares	1,000.00	1,021.15	3.89	0.77
	C Shares	1,000.00	1,016.90	8.17	1.62
North Carolina Tax-Exempt Bond Fund(a)	I Shares	1,000.00	1,021.95	3.08	0.61
	A Shares	1,000.00	1,021.20	3.84	0.76
Seix Floating Rate High Income Fund	I Shares	1,000.00	1,022.55	2.48	0.49
	A Shares	1,000.00	1,021.05	3.99	0.79
	C Shares	1,000.00	1,017.55	7.52	1.49
Seix High Yield Fund	I Shares	1,000.00	1,022.55	2.48	0.49
	A Shares	1,000.00	1,021.25	3.79	0.75
	C Shares	1,000.00	1,017.55	7.52	1.49
Short-Term Bond Fund	I Shares	1,000.00	1,022.75	2.28	0.45
	A Shares	1,000.00	1,021.75	3.29	0.65
	C Shares	1,000.00	1,017.75	7.31	1.45
Short-Term U.S. Treasury Securities Fund	I Shares	1,000.00	1,022.70	2.33	0.46
	A Shares	1,000.00	1,021.80	3.23	0.64
	C Shares	1,000.00	1,017.70	7.36	1.46
Strategic Income Fund	I Shares	1,000.00	1,021.75	3.29	0.65
	A Shares	1,000.00	1,020.25	4.80	0.95
	C Shares	1,000.00	1,016.70	8.37	1.66
Total Return Bond Fund	I Shares	1,000.00	1,023.50	1.52	0.30
	A Shares	1,000.00	1,022.30	2.73	0.54
	C Shares	1,000.00	1,018.50	6.56	1.30
Ultra-Short Bond Fund	I Shares	1,000.00	1,023.50	1.52	0.30
U.S. Government Securities Fund	I Shares	1,000.00	1,022.30	2.73	0.54
	A Shares	1,000.00	1,020.75	4.29	0.85
	C Shares	1,000.00	1,017.25	7.82	1.55

ADDITIONAL INFORMATION (continued)
RIDGEWORTH FUNDS  March 31, 2008
(Unaudited)

		Beginning	Ending	Expenses Paid	Expense Ratio
		Account Value	Account Value	During Period*	During Period**
		10/01/07($)	03/31/08($)	10/01/07-03/31/08($)	10/01/07-03/31/08(%)

U.S. Government Securities Ultra-Short Bond Fund	I Shares	1,000.00	1,023.65	1.37	0.27
Virginia Intermediate Municipal Bond Fund	I Shares	1,000.00	1,022.00	3.03	0.60
	A Shares	1,000.00	1,021.25	3.79	0.75
	C Shares	1,000.00	1,017.00	8.07	1.60
Prime Quality Money Market Fund	I Shares	1,000.00	1,022.45	2.58	0.51
	A Shares	1,000.00	1,021.70	3.34	0.66
	C Shares	1,000.00	1,021.20	3.84	0.76
Tax-Exempt Money Market Fund	I Shares	1,000.00	1,022.60	2.43	0.48
	A Shares	1,000.00	1,021.85	3.18	0.63
U.S. Government Securities Money Market Fund	I Shares	1,000.00	1,022.15	2.88	0.57
	A Shares	1,000.00	1,021.35	3.69	0.73
U.S. Treasury Money Market Fund	I Shares	1,000.00	1,022.15	2.88	0.57
	A Shares	1,000.00	1,021.40	3.64	0.72
Virginia Tax-Free Money Market Fund	I Shares	1,000.00	1,022.80	2.23	0.44
	A Shares	1,000.00	1,022.05	2.98	0.59

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

**	Annualized.

(a)	North Carolina Tax-Exempt Bond Fund C Shares was not operational during the six-month period from October 1, 2007 through March 31, 2008.

ADDITIONAL INFORMATION (concluded)
RIDGEWORTH FUNDS  March 31, 2008
(Unaudited)

Special Meeting of Shareholders

A meeting of shareholders of the RidgeWorth Funds, was held on January 20, 2008. At the meeting, shareholders voted and approved the following proposal:

Proposal 1: To consider and vote on the election of members to the Board of Trustees of the Trust.

	# of Shares	% of Outstanding Shares	% of Shares Present

Jeffrey M. Biggar
Affirmative	6,579,428.109	94.343%	95.578%
Withhold	304,420.348	4.365%	4.422%

Total	6,883,848.457	98.708%	100.000%
George C. Guynn
Affirmative	6,587,354.241	94.456%	95.693%
Withhold	296,494.216	4.252%	4.307%

Total	6,883,848.457	98.708%	100.000%
Sidney E. Harris
Affirmative	6,581,214.171	94.368%	95.604%
Withhold	302,634.286	4.340%	4.396%

Total	6,883,848.457	98.708%	100.000%
Warren Y. Jobe
Affirmative	6,580,767.574	94.362%	95.597%
Withhold	303,080.883	4.346%	4.403%

Total	6,883,848.457	98.708%	100.000%
Connie D. McDaniel
Affirmative	6,549,975.936	93.920%	95.150%
Withhold	333,872.521	4.788%	4.850%

Total	6,883,848.457	98.708%	100.000%
Clarence H. Ridley
Affirmative	6,574,080.344	94.266%	95.500%
Withhold	309,768.113	4.442%	4.500%

Total	6,883,848.457	98.708%	100.000%
Charles D. Winslow
Affirmative	6,578,015.208	94.322%	95.557%
Withhold	305,833.249	4.386%	4.443%

Total	6,883,848.457	98.708%	100.000%

Proxy Voting

Information regarding the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-888-784-3863. The information also is included in the Funds’ Statement of Additional Information, which is available on the Funds’ website at www.ridgeworthfunds.com and on the Securities and Exchange Commission’s website at www.sec.gov.

Information relating to how each Fund voted proxies relating to portfolio securities held during the most recent twelve months ended June 30 is available on the Funds’ website at www.ridgeworthfunds.com and on the Securities and Exchange Commission’s website at www.sec.gov.

Portfolio Holdings Information

The Funds file a complete list of their portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available free of charge on the Securities and Exchange Commission’s website at www.sec.gov. You may also review or, for a fee, copy those documents by visiting the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission at 1-202-551-8090.

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Investment Adviser :
RidgeWorth Capital Management, Inc.
This information must be preceded or accompanied by a current prospectus for each Fund described. An investor should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing or sending money. This and other important information about RidgeWorth Funds can be found in the Fund’s prospectus. For additional information, please call
1-888-784-3863, or visit www.ridgeworthfunds.com. Please read the prospectus carefully before investing.
Distributor :
Foreside distribution services, L.P.
Not FDIC Insured • No Bank Guarantee • May Lose Value

Item 2. Code of Ethics.
(a) The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as an Exhibit.
(b) During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.
Item 3. Audit Committee Financial Expert.
3(a)(1) The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.
3(a)(2) The audit committee financial expert is Connie McDaniel, who is “independent” for purposes of this Item 3 of Form N-CSR.
Item 4. Principal Accountant Fees and Services.

	Current Year	Previous Year
(a) Audit Fees	$751,863	$729,216
(b) Audit-Related Fees	$111,170(1)	$107,670(1)
(c) Tax Fees	$0	$0
(d) All Other Fees	$0	$0
(1) Services related to security count examinations under Rule 17f-2 of the Investment Company Act of 1940.
e(1) Except as permitted by Rule 2-01(c)(7)(i)(C) of Regulation S-X, the Trust’s Audit Committee Charter provides that the principal responsibilities of the Committee shall include approving audit and non-audit services an independent accounting firm provides to the Trust (and certain Trust service providers) as required by and in accordance with applicable law. The Committee is authorized to develop policies and procedures, in accordance with applicable law, that provide for the advance pre-approval of some or all audit and non-audit services. The Committee is further authorized to delegate its responsibility to pre-approve audit and non-audit services to one or more members of the Committee, in accordance with applicable law.
e(2) None of the services summarized in (b)-(d), above, were approved by the Audit Committee pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X.
(f) Not applicable.
(g)

Current Year	Previous Year
$996,749(1)	$3,438,868(2)
(1) Non-audit services related principally to certain technical accounting advice on financial products of the SunTrust Bank; tax compliance services; review of certain registration statements and regulatory filings; issuance of comfort letters and consents; agreed-upon procedures engagements; regulation AB procedures; time incurred related to the review of PwC’s 2006 workpapers by E&Y; Consumer Credit Risk Reporting Project.
(2) Non-audit services relate principally to certain technical accounting advice on financial products of SunTrust Banks, Inc.; Sarbanes-Oxley 404 implementation; review of certain registration statements and regulatory filings; issuance of comfort letters; and, tax compliance services to other entities controlled by SunTrust Banks, Inc.
(h) In regards to Item 4 (g), The audit committee has considered that the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.
Item 5. Audit Committee of Listed Registrants.
Not applicable.

Item 6. Schedule of Investments.
Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
Not applicable.
Item 11. Controls and Procedures.
(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.
(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)(1) The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.
(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.
(a)(3) Not applicable.
(b) Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	RidgeWorth Funds

By (Signature and Title)	/s/ Martin R. Dean

Martin R. Dean, Treasurer, RidgeWorth Funds

Date	06/05/2008

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Julia Short

Julia Short, President, RidgeWorth Funds

Date	06/05/2008

By (Signature and Title)	/s/ Martin R. Dean

Martin R. Dean, Treasurer, RidgeWorth Funds

Date	06/05/2008